UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

JAMES L. LIPSCOMB, ESQ.

Executive Vice President & General Counsel

MetLife Group, Inc.

200 Park Avenue

New York, New York 10166-0188

(Name and address of agent for service)

Copy to:

THOMAS M. LENZ, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

Registrant’s telephone number, including area code: 617-578-3104

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 to June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund, Inc. Semiannual Report	June 30, 2006

Metropolitan Series Fund, Inc.

Semiannual Report—June 30, 2006

Letter from the President	MSF-1
Portfolio Management Commentary
MetLife Conservative Allocation Portfolio	MSF-2
MetLife Conservative to Moderate Allocation Portfolio	MSF-4
MetLife Moderate Allocation Portfolio	MSF-6
MetLife Moderate to Aggressive Allocation Portfolio	MSF-8
MetLife Aggressive Allocation Portfolio	MSF-10

BlackRock Investment Trust Portfolio	MSF-12
BlackRock Large Cap Value Portfolio	MSF-14
BlackRock Legacy Large Cap Growth Portfolio	MSF-16
Capital Guardian U.S. Equity Portfolio	MSF-18
Davis Venture Value Portfolio	MSF-20
FI Large Cap Portfolio	MSF-22
FI Value Leaders Portfolio	MSF-24
Harris Oakmark Large Cap Value Portfolio	MSF-26
Jennison Growth Portfolio	MSF-28
MetLife Stock Index Portfolio	MSF-30
T. Rowe Price Large Cap Growth Portfolio	MSF-32
Zenith Equity Portfolio	MSF-34

BlackRock Aggressive Growth Portfolio	MSF-36
FI Mid Cap Opportunities Portfolio	MSF-38
Harris Oakmark Focused Value Portfolio	MSF-40
MetLife Mid Cap Stock Index Portfolio	MSF-42
Neuberger Berman Mid Cap Value Portfolio	MSF-44

BlackRock Strategic Value Portfolio	MSF-46
Franklin Templeton Small Cap Growth Portfolio	MSF-48
Loomis Sayles Small Cap Portfolio	MSF-50
Russell 2000 Index Portfolio	MSF-52
T. Rowe Price Small Cap Growth Portfolio	MSF-54

FI International Stock Portfolio	MSF-56
Morgan Stanley EAFE Index Portfolio	MSF-58
Oppenheimer Global Equity Portfolio	MSF-60

BlackRock Diversified Portfolio	MSF-62
MFS Total Return Portfolio	MSF-64

BlackRock Bond Income Portfolio	MSF-66
Lehman Brothers Aggregate Bond Index Portfolio	MSF-68
Western Asset Management High Yield Bond Portfolio	MSF-70
Western Asset Management Strategic Bond Opportunities Portfolio	MSF-72
Western Asset Management U.S. Government Portfolio	MSF-74

BlackRock Money Market Portfolio	MSF-76

Shareholder Expense Example	MSF-77

Financial Statements
MetLife Conservative Allocation Portfolio	MSF-83
MetLife Conservative to Moderate Allocation Portfolio	MSF-87
MetLife Moderate Allocation Portfolio	MSF-91
MetLife Moderate to Aggressive Allocation Portfolio	MSF-95
MetLife Aggressive Allocation Portfolio	MSF-99

BlackRock Investment Trust Portfolio	MSF-103
BlackRock Large Cap Value Portfolio	MSF-110
BlackRock Legacy Large Cap Growth Portfolio	MSF-117
Capital Guardian U.S. Equity Portfolio	MSF-123
Davis Venture Value Portfolio	MSF-130
FI Large Cap Portfolio	MSF-136
FI Value Leaders Portfolio	MSF-143
Harris Oakmark Large Cap Value Portfolio	MSF-152
Jennison Growth Portfolio	MSF-158
MetLife Stock Index Portfolio	MSF-164
T. Rowe Price Large Cap Growth Portfolio	MSF-175
Zenith Equity Portfolio	MSF-182

BlackRock Aggressive Growth Portfolio	MSF-186
FI Mid Cap Opportunities Portfolio	MSF-192
Harris Oakmark Focused Value Portfolio	MSF-199
MetLife Mid Cap Stock Index Portfolio	MSF-204
Neuberger Berman Mid Cap Value Portfolio	MSF-214

BlackRock Strategic Value Portfolio	MSF-220
Franklin Templeton Small Cap Growth Portfolio	MSF-226
Loomis Sayles Small Cap Portfolio	MSF-233
Russell 2000 Index Portfolio	MSF-241
T. Rowe Price Small Cap Growth Portfolio	MSF-263

FI International Stock Portfolio	MSF-272
Morgan Stanley EAFE Index Portfolio	MSF-280
Oppenheimer Global Equity Portfolio	MSF-294

BlackRock Diversified Portfolio	MSF-300
MFS Total Return Portfolio	MSF-313

BlackRock Bond Income Portfolio	MSF-327
Lehman Brothers Aggregate Bond Index Portfolio	MSF-339
Western Asset Management High Yield Bond Portfolio	MSF-352
Western Asset Management Strategic Bond Opportunities Portfolio	MSF-362
Western Asset Management U.S. Government Portfolio	MSF-377

BlackRock Money Market Portfolio	MSF-384

Notes to Financial Statements	MSF-390

Shareholder Vote	MSF-404

Board Approval of Agreements	MSF-423

Not all Portfolios are available under every product

Please refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE® Index, Lehman Brothers sponsors the Lehman Brothers® Aggregate Bond Index, Standard & Poor’s sponsors the S&P 500® Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000® Index (together referred to as the “index sponsors”). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Metropolitan Series Fund, Inc,’s (the “Fund’s”) Portfolios (the “Portfolios”) or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Fund’s Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life Insurance Company and the Fund.

Letter from the President

August 2006

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2006 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment and insurance needs.

You have the opportunity to join other policyholder and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the MetLife Conservative Allocation Portfolio returned 0.8% compared to the 3.5% return of the Wilshire 5000 Stock Index1 and the -0.5% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 64% allocation to the Lehman Brothers Universal Bond Index, a 16% allocation to the Wilshire 5000 Stock Index, and a 4% allocation to the Morgan Stanley Capital International EAFE Index4. During the six months ended June 30, 2006, the blended benchmark returned 0.9%.

PORTFOLIO REVIEW

The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. Interest rates across the entire yield curve rose sharply, sending bond prices lower. The total return of high yield bonds, mostly because of their larger coupon payments, outperformed the investment grade sectors. Shorter maturity bonds did better than longer maturity bonds in a rising interest rate environment.

U.S. stocks, as measured by the Standard & Poor’s 500 Index5, were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index’s 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which made foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

The MetLife Conservative Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc., (the “Fund”) and the Met Investors Series Trust. The Portfolio’s initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the Fund’s five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 12% to 10% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The small cap and foreign components of the Portfolio were the biggest contributors to performance, while the Portfolio’s bond positions and large cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

5 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2006

	MetLife Conservative Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	0.8%	0.6%	3.5%	-0.5%
1 Year	2.6%	2.3%	10.0%	-0.3%
Since Inception	4.2%	3.9%	13.0%	1.4%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	27.3%
Metropolitan Series Fund, Inc., Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	18.1%
Metropolitan Series Fund, Inc., BlackRock Bond Income Portfolio (Class A)	17.2%
Metropolitan Series Fund, Inc., Western Asset Management U.S. Government Portfolio (Class A)	12.2%
Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)	5.0%
Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	3.0%
Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	2.0%
Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	2.0%
Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	1.9%
Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	1.9%

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the MetLife Conservative to Moderate Allocation Portfolio returned 1.7% compared to the 3.5% return of the Wilshire 5000 Stock Index1 and the -0.5% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 48% allocation to the Lehman Brothers Universal Bond Index, a 32% allocation to the Wilshire 5000 Stock Index, and an 8% allocation to the Morgan Stanley Capital International EAFE Index4. During the six months ended June 30, 2006, the blended benchmark returned 1.9%.

PORTFOLIO REVIEW

The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. Interest rates across the entire yield curve rose sharply, sending bond prices lower. The total return of high yield bonds, mostly because of their larger coupon payments, outperformed the investment grade sectors. Shorter maturity bonds did better than longer maturity bonds in a rising interest rate environment.

U.S. stocks, as measured by the Standard & Poor’s 500 Index5, were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index’s 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which made foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

The MetLife Conservative to Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. (the “Fund”) and the Met Investors Series Trust. The Portfolio’s initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the Fund’s five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 9% to 7% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The small cap and foreign components of the Portfolio were the biggest contributors to performance, while the Portfolio’s bond positions and large cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

5 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2006

	MetLife Conservative to Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	1.7%	1.7%	3.5%	-0.5%
1 Year	5.3%	5.1%	10.0%	-0.3%
Since Inception	7.1%	6.8%	13.0%	1.4%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2006

Top Holdings

% of Total Net Assets
Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	22.4%
Metropolitan Series Fund, Inc., Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	15.2%
Metropolitan Series Fund, Inc., BlackRock Bond Income Portfolio (Class A)	11.2%
Metropolitan Series Fund, Inc., Western Asset Management U.S. Government Portfolio (Class A)	7.1%
Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	5.0%
Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)	4.0%
Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	3.9%
Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	3.9%
Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	3.8%
Met Investors Series Trust, Legg Mason Value Equity Portfolio (Class A)	3.0%

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the MetLife Moderate Allocation Portfolio returned 2.7% compared to the 3.5% return of the Wilshire 5000 Stock Index1 and the -0.5% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 32% allocation to the Lehman Brothers Universal Bond Index, a 48% allocation to the Wilshire 5000 Stock Index, and a 12% allocation to the Morgan Stanley Capital International EAFE Index4. During the six months ended June 30, 2006, the blended benchmark returned 2.9%.

PORTFOLIO REVIEW

The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. Interest rates across the entire yield curve rose sharply, sending bond prices lower. The total return of high yield bonds, mostly because of their larger coupon payments, outperformed the investment grade sectors. Shorter maturity bonds did better than longer maturity bonds in a rising interest rate environment.

U.S. stocks, as measured by the Standard & Poor’s 500 Index5, were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index’s 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which made foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

The MetLife Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. (the “Fund”) and the Met Investors Series Trust. The Portfolio’s initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the “middle” of the Fund’s five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 6% to 5% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The small cap and foreign components of the Portfolio were the biggest contributors to performance, while the Portfolio’s bond positions and large cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

5 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2006

	MetLife Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	2.7%	2.6%	3.5%	-0.5%
1 Year	8.1%	7.9%	10.0%	-0.3%
Since Inception	9.9%	9.6%	13.0%	1.4%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2006

Top Holdings

% of Total Net Assets
Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	21.5%
Metropolitan Series Fund, Inc., Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	12.3%
Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	7.1%
Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	6.0%
Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	5.9%
Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	5.8%
Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	5.7%
Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	5.0%
Met Investors Series Trust, Legg Mason Value Equity Portfolio (Class A)	4.0%
Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	4.0%

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 3.8% compared to the 3.5% return of the Wilshire 5000 Stock Index1 and the -0.5% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 16% allocation to the Lehman Brothers Universal Bond Index, a 64% allocation to the Wilshire 5000 Stock Index, and a 16% allocation to the Morgan Stanley Capital International EAFE4 Index. During the six months ended June 30, 2006, the blended benchmark returned 3.8%.

PORTFOLIO REVIEW

The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. Interest rates across the entire yield curve rose sharply, sending bond prices lower. The total return of high yield bonds, mostly because of their larger coupon payments, outperformed the investment grade sectors. Shorter maturity bonds did better than longer maturity bonds in a rising interest rate environment.

U.S. stocks, as measured by the Standard & Poor’s 500 Index5, were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index’s 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which made foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

The MetLife Moderate to Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. (the “Fund”) and the Met Investors Series Trust. The Portfolio’s initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the Fund’s five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 3% to 2% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The small cap and foreign components of the Portfolio were the biggest contributors to performance, while the Portfolio’s bond positions and large cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

5 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2006

	MetLife Moderate to Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	3.8%	3.6%	3.5%	-0.5%
1 Year	10.9%	10.6%	10.0%	-0.3%
Since Inception	12.8%	12.6%	13.0%	1.4%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2006

Top Holdings

% of Total Net Assets
Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	13.4%
Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	10.2%
Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	7.9%
Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	7.6%
Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	7.0%
Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	7.0%
Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	6.9%
Met Investors Series Trust, Legg Mason Value Equity Portfolio (Class A)	6.0%
Metropolitan Series Fund, Inc., Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.1%
Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	5.0%

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the MetLife Aggressive Allocation Portfolio returned 4.1% compared to the 3.5% return of the Wilshire 5000 Stock Index1 and the -0.5% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio consists of an 80% allocation to the Wilshire 5000 Stock Index and a 20% allocation to the Morgan Stanley Capital International EAFE Index3. During the six months ended June 30, 2006, the blended benchmark returned 4.8%.

PORTFOLIO REVIEW

The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. Interest rates across the entire yield curve rose sharply, sending bond prices lower. The total return of high yield bonds, mostly because of their larger coupon payments, outperformed the investment grade sectors. Shorter maturity bonds did better than longer maturity bonds in a rising interest rate environment.

U.S. stocks, as measured by the Standard & Poor’s 500 Index4, were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index’s 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which made foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

The MetLife Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. (the “Fund”) and the Met Investors Series Trust. The Portfolio’s initial target allocations were 100% in equity investments and 0% in fixed income investments, although we expect that there may be some cash held by the equity funds. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the Fund’s five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was an adjustment to the targets for the underlying portfolios as of May 1, 2006. The small cap and foreign components of the Portfolio were the biggest contributors to performance, while the Portfolio’s large cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

4 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2006

	MetLife Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	4.1%	3.8%	3.5%	-0.5%
1 Year	12.6%	12.2%	10.0%	-0.3%
Since Inception	14.7%	14.3%	13.0%	1.4%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	12.3%
Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	10.0%
Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	9.7%
Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	9.1%
Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	8.9%
Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	8.1%
Met Investors Series Trust, Legg Mason Value Equity Portfolio (Class A)	7.1%
Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	7.1%
Metropolitan Series Fund, Inc., Lazard Mid Cap Portfolio (Class A)	6.1%
Met Investors Series Trust, Dreman Small Cap Value Portfolio (Class A)	5.0%

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the BlackRock Investment Trust Portfolio returned 1.5%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was 1.3% over the same period.

PORTFOLIO REVIEW

The first half of 2006 was a volatile period for domestic equity markets. Although the S&P 500 finished the first half of the year with a modest 2.7% return, there were two distinct themes that dominated headlines within this timeframe. The first was dictated by a continued bullish sentiment that fueled investors’ risk appetites, driving all equity indices up for the first four-plus months of the year. However, by mid-May, investors became concerned about slowing economic growth and inflation fears, as well as the continuation of the Fed’s interest rate hikes. Equities sold off sharply, especially riskier small cap names that had exhibited strong momentum over the last few years. After a 7.5% correction in the S&P 500 from mid-May to mid-June, the stock market stabilized towards the end of June. All in all, the sell-off erased much, but not all, of the S&P 500’s gains earned earlier in the year.

From a size and style perspective, the first half of the year showed a continuance of the trends exhibited over the last few years, although the sell-off in May and June tempered these results a bit. Small cap names (as measured by the Russell 2000 Index3) sharply outperformed large cap names (as measured by the Russell 1000 Index4) by 5.4%. Within both of these indices, value names outperformed their growth counterparts. The Russell 1000 Value Index5 outperformed the Russell 1000 Growth Index6 by 7.5%, and the Russell 2000 Value Index7 outperformed the Russell 2000 Growth Index8 by 4.3%. Analyzing the sectors within the S&P 500, energy, telecommunications and transportation, all up between 13 and 14%, were the strongest sectors. The weakest sectors were health care (down 5%) and technology (down 4%).

Across the large cap core universe, the aforementioned change in investor risk appetite was evident in several metrics. In the first quarter, low quality stocks (ranked B and below by S&P) outperformed high quality stocks, low dividend-yielding stocks outperformed high dividend-yielding stocks, and high beta stocks outperformed low beta stocks. However, all three of these metrics reversed in the second quarter as investors demonstrated a “flight-to-quality” during the sell-off.

The quantitative model used by the Portfolio demonstrated little predictive power in the first quarter, and then displayed modestly predictive power during the second quarter. The Earnings Expectation and Valuation factor groups both exhibited predictive power, although the Earnings Expectations factors’ strength was more powerful. However, in the second quarter, very poor model performance in the finance sector, as well as poor performance from several highly ranked individual holdings, led to overall portfolio underperformance in the first half of the year. Overall, the best performing factors from the model were Revisions Up, Book-to-Price and Earnings Surprise. The weakest factor was Forecast Estimate Dispersion.

From a relative return perspective, health care and consumer non-cyclicals were the strongest sectors over the first half of 2006. Positions that helped performance included an underweight position in UnitedHealth Group (down 28%) and an overweight position in Archer-Daniels-Midland (up 66%). Unfortunately, this strength was overwhelmed by poor relative performance in the technology sector over the first half. Also impacting performance was weak second-quarter performance in the finance sector, as well as several other highly ranked names across the universe that underperformed despite positive model performance. Positions such as highly ranked Bank of America, Citigroup, and Lehman Brothers hurt relative performance in the finance sector. In other sectors, highly ranked overweight positions such as Advanced Micro Devices (down 19%), Jabil Circuit (down 31%), Patterson-UTI Energy (down 16%), Louisiana Pacific (down 19%) and Microsoft (down 10%) were a drag on performance.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S.equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

7 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

8 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2006

	BlackRock Investment Trust Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	1.5%	1.4%	1.5%	2.7%
1 Year	5.8%	5.5%	5.7%	8.6%
5 Years	0.8%	0.5%	0.6%	2.5%
10 Years	6.5%	N/A	N/A	8.3%
Since Inception	—	-0.3%	-0.2%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/16/83, 5/01/01 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
General Electric Co.	4.0%
Citigroup, Inc.	2.8%
Bank of America Corp.	2.4%
Pfizer, Inc.	2.3%
Exxon Mobil Corp.	2.3%
JPMorgan Chase & Co.	2.1%
Chevron Corp.	2.0%
International Business Machines Corp.	1.9%
Cisco Systems, Inc.	1.7%
The Walt Disney Co.	1.5%

Top Sectors

% of Equity Market Value
Financials	21.3%
Information Technology	16.8%
Health Care	12.1%
Energy	9.9%
Consumer (non-cyclical)	7.9%
Consumer (cyclical)	6.7%
Industrials	6.3%
Consumer Services	5.3%
Utilities	3.7%
Telecommunications	3.3%

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the BlackRock Large Cap Value Portfolio returned 5.4%, compared to its benchmark, the Russell 1000 Value Index1, which returned 6.6%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was 4.7% over the same period.

PORTFOLIO REVIEW

The first half of 2006 was a volatile period for domestic equity markets. Although the S&P 500 Index3 finished the first half of the year with a modest 2.7% return, there were two distinct themes that dominated headlines within this timeframe. The first was dictated by a continued bullish sentiment that fueled investors’ risk appetites, driving all equity indices up for the first four-plus months of the year. However, by mid-May, investors became concerned about slowing economic growth and inflation fears, as well as the continuation of the Fed’s interest rate hikes. Equities sold off sharply, especially riskier small cap names that had exhibited strong momentum over the last few years. After a 7.5% correction in the S&P 500 from mid-May to mid-June, the stock market stabilized towards the end of June. All in all, the sell-off erased much, but not all, of the S&P 500’s gains earned earlier in the year.

From a size and style perspective, the first half of the year showed a continuance of the trends exhibited over the last few years, although the sell-off in May and June tempered these results a bit. Small cap names (as measured by the Russell 2000 Index)4 sharply outperformed large cap names (as measured by the Russell 1000 Index)5 by 5.4%. Within both of these indices, value names outperformed their growth counterparts. The Russell 1000 Value Index outperformed the Russell 1000 Growth Index6 by 7.5%, and the Russell 2000 Value Index7 outperformed the Russell 2000 Growth Index8 by 4.3%. Analyzing the sectors within the S&P 500, energy, telecommunications and transportation, all up between 13% and 14%, were the strongest sectors. The weakest sectors were health care (down 5%) and technology (down 4%).

Across the large cap core universe, the aforementioned change in investor risk appetite was evident in several metrics. In the first quarter, low quality stocks (ranked B and below by S&P) outperformed high quality stocks, low dividend-yielding stocks outperformed high dividend-yielding stocks, and high beta stocks outperformed low beta stocks. However, all three of these metrics reversed in the second quarter as investors demonstrated a “flight-to-quality” during the sell-off.

The quantitative model used by the Portfolio demonstrated little predictive power in the first quarter, and then displayed modestly predictive power during the second quarter. The Earnings Expectation and Valuation factor groups both exhibited predictive power, although the Earnings Expectations factors’ strength was more powerful. However, in the second quarter, very poor model performance in the finance sector, as well as poor performance from several highly ranked individual holdings, led to overall portfolio underperformance in the first half of the year. Overall, the best performing factors were Revisions Up, Revisions Down and Earnings-to-Price. The weakest factor was Forecast Estimate Dispersion.

From a relative return perspective, the utilities and consumer non-cyclicals sectors were strong over the first half of 2006. Within these sectors, an overweight position in PPL Corp. (up 10%) and an overweight position in Archer-Daniels-Midland (up 66%) drove the excess performance. Unfortunately, this strength was overwhelmed by poor relative performance in technology over the first half. Also impacting performance was weak second-quarter performance in the finance sector, as well as several other highly ranked names across the universe that underperformed, despite positive model performance. Positions such as highly ranked Bank of America, Citigroup, Lehman Brothers, and Affiliated Managers Group hurt relative performance in finance. In other sectors, highly ranked overweight positions such as Jabil Circuit (down 31%), CMS Energy (down 11%) and Louisiana Pacific (down 19%) were a drag on performance.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S.equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

7 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

8 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2006

	BlackRock Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
6 Months	5.4%	5.4%	5.4%	6.6%
1 Year	10.8%	10.6%	10.8%	12.1%
Since Inception	8.0%	13.4%	7.8%	9.4%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/01/02, 7/30/02 and 5/01/02 respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Citigroup, Inc.	4.6%
Exxon Mobil Corp.	4.6%
Bank of America Corp.	4.5%
JPMorgan Chase & Co.	3.6%
Chevron Corp.	3.2%
Pfizer, Inc.	3.1%
ConocoPhillips	2.6%
AT&T, Inc.	2.5%
General Electric Co.	2.1%
The Walt Disney Co.	1.9%

Top Sectors

% of Equity Market Value
Financials	35.7%
Energy	13.7%
Consumer (non-cyclical)	7.6%
Health Care	6.9%
Utilities	6.5%
Telecommunications	5.7%
Consumer Services	5.4%
Information Technology	4.9%
Industrials	4.2%
Basic Materials	4.0%

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned -2.0%, compared to its benchmark, the Russell 1000 Growth Index1, which returned -0.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was -2.4% over the same period.

PORTFOLIO REVIEW

After posting strong gains in the first quarter, domestic equity markets sold off in the second quarter as investors grew increasingly concerned about rising inflation, increasing interest rates, and a slowing domestic economy.

For the semiannual period, the Russell 1000 Growth Index ended modestly negative, declining 0.9%. After favoring the more cyclical groups during the first four months of the year, investors sought refuge from volatility during May and June, rotating to more defensive areas like utilities and consumer staples. Strong stock selection in energy and financials could not offset weakness within the consumer discretionary and health care sectors.

Stock selection in the consumer discretionary sector for the Portfolio created a substantial drag on return comparisons versus the benchmark during the period. At the stock level, our position in specialty retailer Chico’s FAS was the most notable detractor. Chico’s first quarter sales comparisons disappointed investors, coming in well below historical averages, and raising concerns over the company’s ability to keep up with changing fashion trends. We reduced our position in Chico during the period. Other detractors within consumer discretionary included positions in Kohl’s and Cheesecake Factory.

Within health care, the majority of the Portfolio’s relative underperformance was due to stock-specific reasons. Medical device maker St. Jude Medical was the largest individual detractor from both absolute and relative returns during the period. The stock traded down during the period amid concerns of decelerating growth in the implantable cardiac defibrillator (ICD) market, which has been a key growth area for the firm. We have eliminated the stock from the Portfolio.

Despite the choppy market conditions, the Portfolio’s financial services holdings held up better than benchmark positions, resulting in favorable return comparisons. Our holdings in Chicago Mercantile Exchange and Goldman Sachs made key contributions, while stable growth holding American Express also added value in this environment.

Although the energy sector has continued to exhibit some volatile swings, it proved to be one of the best performers in the Index. Solid stock selection and being overweight to the group had a positive impact on returns. Portfolio holding CONSOL Energy experienced strong gains over the period, particularly during the second quarter. Shares of CONSOL rose after the firm announced a 20-year coal supply agreement with electric utility FirstEnergy Generation Corp. Additionally, investors reacted positively to news that CONSOL will replace Knight-Ridder in the S&P 500 Index3.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of June 30, 2006

	BlackRock Legacy Large Cap Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
6 Months	-2.0%	-2.1%	-2.1%	-0.9%
1 Year	7.0%	6.8%	6.9%	6.1%
5 Years	-0.9%	N/A	-1.1%	-0.8%
10 Years	7.7%	N/A	N/A	5.4%
Since Inception	—	9.6%	-2.0%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
United Technologies Corp.	4.0%
The Procter & Gamble Co.	4.0%
Honeywell International, Inc.	3.8%
Yahoo!, Inc.	3.6%
Google, Inc. (Class A)	3.3%
PepsiCo, Inc.	3.3%
CONSOL Energy, Inc.	3.2%
American Express Co.	2.8%
GlobalSantaFe Corp.	2.6%
Corning, Inc.	2.6%

Top Sectors

% of Market Value
Information Technology	22.6%
Industrials	18.5%
Health Care	14.8%
Consumer Staples	12.2%
Financials	11.2%
Energy	9.4%
Consumer Discretionary	5.0%
Telecommunications	2.0%
Materials	1.8%

MSF-17

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Managed by Capital Guardian Trust Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 2.1%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe2, was 3.2% over the same period.

PORTFOLIO REVIEW

After touching a five-year high, stocks tumbled from mid-May to mid-June, ending the first six months of the year up a little over 2%. The shift in market sentiment appears to have been triggered by rising core inflation figures and the Federal Reserve’s increasingly hawkish tone (though comments by the Fed after the June 29 Federal Open Market Committee meeting were more accommodating and suggested that a pause in the tightening cycle was possible). The Fed raised short-term interest rates twice during the quarter and long-term interest rates also trended higher.

The telecommunication services sector had very strong gains. Global wireless subscriber growth has been faster than anticipated, leading to spending on wireless equipment to improve capacity and quality. Meanwhile, wireline companies have begun rebuilding their networks to accommodate “triple-play” opportunities to provide customers with voice, data, and video services over broadband networks. Energy stocks, especially those in the equipment and services area, were resilient, benefiting from increasing oil prices.

The information technology sector, which tends to be more volatile than the rest of the market, experienced the largest decline year-to-date among the major sectors. Earnings disappointments from several industry leaders contributed to the sell-off. Communications equipment stocks were especially hard hit; gains made in the first half of the year, which were based on spending by telecom operators to upgrade their networks and a wave of industry consolidation, were nearly erased by the end of June. The health care sector had the second worst performance. Investors sold holdings in subsectors such as managed care providers for reasons that included less earnings upside, allegations of backdating options, and weaker underwriting margins following 2005’s strong performance.

Stock selection in the information technology sector was a positive contributor to the Portfolio’s results. Information technology represents the Portfolio’s largest sector concentration as well as its largest overweight relative to the S&P 500 Index. Several years ago, our technology holdings were concentrated in the semiconductor equipment area; the Portfolio’s exposure was much broader, with significant investments in communications equipment, and software. Valuations for many technology stocks fell and appeared attractive to both growth-oriented and value-oriented portfolio managers on our multiple portfolio manager team. Despite the negative sentiment on the industry, fundamentals for many of these companies have been underpinned by strong global consumer demand for next-generation technology products and services. The Portfolio also benefited from stock selection within the health care, energy and industrial sectors.

The major detractors from relative performance for the period were stock selection in the financial and consumer discretionary sectors. While stock selection in both energy and health care sectors was helpful, the Portfolio’s overweight position in health care and underweight position in the energy sector relative to the benchmark detracted from results.

In terms of market capitalization, the Portfolio emphasizes the smaller stocks within the large-cap universe, while the largest ones are underrepresented. This allocation helped returns during the period.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-18

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2006

	Capital Guardian U.S. Equity Portfolio		S&P 500 Index
	Class A	Class B
6 Months	2.1%	2.0%	2.7%
1 Year	10.0%	9.7%	8.6%
Since Inception	6.2%	5.9%	5.9%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/01/02. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
SLM Corp.	2.9%
General Electric Co.	2.9%
AstraZeneca, Plc. (ADR)	2.6%
Forest Laboratories, Inc.	2.4%
Microsoft Corp.	2.3%
Washington Mutual, Inc.	2.3%
Lowe’s Cos., Inc.	2.0%
United Technologies Corp.	1.9%
Royal Dutch Shell, Plc. (ADR) (A Shares)	1.9%
Cisco Systems	1.8%

Top Sectors

% of Equity Market Value
Information Technology	23.0%
Financials	17.1%
Health Care	15.2%
Industrials	11.6%
Consumer Discretionary	9.4%
Energy	8.1%
Consumer Staples	6.7%
Materials	3.6%
Telecommunications	2.6%
Utilities	1.1%

MSF-19

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Davis Venture Value Portfolio returned 2.9%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was 4.7% over the same period.

PORTFOLIO REVIEW

During the six month period ended June 30, 2006, the stock market, as measured by the Standard & Poor’s 500 Index, increased by 2.7%. U.S. economic activity, as measured by the gross domestic product (“GDP”), increased at an annualized rate of between 1.7% and 4.1% over each of the last three calendar quarters of 2005, and increased by 5.6% during the first quarter of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4%, and ended the second quarter at about 5.1%.

Banking companies were the most important contributors to the Portfolio’s performance over the six-month period. The Portfolio held a significant investment in these companies and this sector out-performed the Index. HSBC Holdings, Wells Fargo, and Golden West Financial were among the top contributors to performance.

Energy and consumer staple companies made important contributions to performance. Two energy companies, Occidental Petroleum and ConocoPhillips, and two consumer staples companies, Costco and Diageo, were among the top contributors to performance.

Insurance companies were the largest detractors from the Portfolio’s relative performance over the six-month period. The Portfolio holds a significant investment in insurance companies and this sector under-performed the Index. While Loews was among the Portfolio’s top contributors to performance, American International Group, Progressive, and Transatlantic Holdings were among the top detractors from performance.

Information technology and health care companies also detracted from performance. Three information technology companies, Microsoft, Iron Mountain, and Dell, and one health care company, HCA, were among the top detractors from performance.

Individual companies making important positive contributions to performance included Comcast, a consumer discretionary company, and JPMorgan Chase, a diversified financial company. Individual companies detracting from performance included Sprint Nextel (added in March 2006), a telecommunication services company, Moody’s, a diversified financial company, and Tyco International, an industrial company.

The Portfolio had approximately 10% of its assets invested in foreign companies at June 30, 2006. As a group, the foreign companies owned by the Portfolio out-performed the S&P 500 Index over the six-month period.

Consistent with our low-turnover strategy, there was very little change among the Portfolio’s top 10 holdings during the period. HSBC Holdings and ConocoPhillips, which had been the Fund’s 11th and 13th largest holdings, respectively, at the end of last year moved up to the top 10 due to both price appreciation and the purchase of additional shares. Progressive and Berkshire Hathaway were bumped out of the top 10 holdings, but are still listed among the Fund’s top 12 holdings.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-20

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2006

	Davis Venture Value Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	2.9%	2.8%	2.9%	2.7%
1 Year	11.5%	11.2%	11.3%	8.6%
5 Years	6.0%	N/A	5.8%	2.5%
10 Years	11.0%	N/A	N/A	8.3%
Since Inception	—	13.3%	4.7%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 2/20/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more of less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
American Express Co.	5.1%
Altria Group, Inc.	4.9%
ConocoPhillips	4.2%
American International Group, Inc.	4.0%
Costco Wholesale Corp.	3.7%
Tyco International, Ltd.	3.6%
JPMorgan Chase & Co.	3.5%
Golden West Financial Corp.	3.4%
HSBC Holdings, Plc.	2.9%
Wells Fargo & Co.	2.9%

Top Sectors

% of Market Value
Financials	40.5%
Consumer Staples	14.5%
Energy	11.6%
Consumer Discretionary	9.9%
Industrials	6.1%
Information Technology	4.7%
Materials	4.2%
Health Care	3.0%
Telecommunications	1.8%

MSF-21

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The Portfolio is the successor Portfolio from two Travelers Series Trusts’ Portfolios: Travelers Large Cap Portfolio and Travelers Strategic Equity Portfolio. The performance shown in the following paragraph and elsewhere in this Report includes the performance of the predecessor fund Travelers Large Cap Portfolio prior to May 1, 2006 and that of the Portfolio thereafter.

For the six months ended June 30, 2006, the Class A shares of the FI Large Cap Portfolio returned -2.4%, compared to its benchmark, the Russell 1000 Growth Index1, which returned -0.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was -2.4% over the same period.

PORTFOLIO REVIEW

The U.S. equity markets finished the six month period ending June 30, 2006 in positive territory, despite a broad market sell-off in early May that erased much of the gains achieved earlier in the year. The Federal Reserve continued raising short-term interest rates to combat inflationary pressures, such as a weak dollar, rising commodity prices, and strong economic growth. Against this backdrop, investors worried about the Fed’s ability to stem inflation without sending the domestic economy into a recession by slowing growth too quickly.

During the six-month period, Small Cap stocks outperformed Large Cap and Mid Cap stocks, in a return to the predominant recent trend. Value stocks also outperformed Growth stocks by a wide margin. The broad market, as measured by the S&P 500 Index3, returned 2.7%, with 8 of the 10 sectors producing positive returns. The Russell 2000 Index4 outperformed the S&P 500 Index by over 5.5%, and outperformed the Russell Mid Cap Index5 as well. The Russell 3000 Value Index6 outperformed the Russell 3000 Growth Index7, reflecting the negative overall performance of Information Technology and Health Care stocks, which dominate the Growth Index.

Top performing sectors included Energy, Industrials, Telecommunication Services, and Financials. Within the Energy sector, Integrated Oil companies and Refiners led the returns due to the high commodity price environment and a shortage of refining capacity in the market. Industrial stocks were also strong performers, as continued growth within the non-residential construction market and demand for mining equipment drove positive returns within the sector. Within the Telecommunication Services sector, merger activity amongst the remaining regional bell operating companies drove share prices higher, and strong consumer acceptance of advanced video and data services helped propel wireless companies to strong performance.

The Information Technology and Health Care sectors were the hardest hit during the period, as many investors shifted exposures into more defensive securities. The Information Technology sector’s negative return was led by a steep decline in Intel’s stock price, as competitor Advanced Micro Devices posted solid earnings results and demonstrated market share gains that investors felt would continue into 2006 and 2007. Health Care Providers were the prime reason for the Health Care sector underperforming the broad market. Share prices were pressured by investor worries of a weaker pricing environment, driven by increased competition from not-for-profit providers that could potentially affect earnings across the industry, in addition to concerns over reported back-dating of stock options by a major holding within the industry.

For the six month period, the Consumer Discretionary, Health Care, and Information Technology sectors finished as the Portfolio’s largest detractors from relative return. Consumer Discretionary’s negative return was largely attributed to the Household Durables industry, where holdings of national homebuilders, such as Ryland Group, D.R. Horton, and KB Home, accounted for the underperformance. Housing inventory increased due to a decline in new orders and a rise in cancellation rates, which led to downward revisions to 2006 and 2007 earnings estimates for the homebuilders. The second largest detractor was Health Care, due in large part to the Health Care Provider industry. Within this industry, Aetna Inc., a diversified health care benefits provider, ended as one of the Portfolio’s largest security detractors, stemming from investor fears over a competitive pricing environment adversely affecting the overall industry. Additionally, the Information Technology sector suffered from holdings within the Computers & Peripherals and Software industries.

The Industrials and Consumer Staples sectors proved to be the two largest contributors to relative return. Industrials offered the greatest contribution to return within the Portfolio, due to stock selection within the Machinery industry. Outperformance within the industry stemmed largely from our overweight position in Joy Global, a manufacturer of mining equipment. Joy Global’s stock appreciated during the period as increased capital spending on mining due to strong global demand for coal and minerals benefited the firm. The Consumer Staples sector was also a positive contributor to the Portfolio, due largely to our holdings of Hansen Natural Corp., an alternative beverage producer. Hansen Natural gained on the news that increased demand for its energy drink boosted first quarter sales and increased their market share.

Position changes during the period occurred mainly within the Consumer Discretionary and Industrials sectors. Within Consumer Discretionary, we shifted our stance in the Specialty Retail industry to an overweight position. Our holdings within the industry focus on retailers that we believe will benefit from improved inventory management and greater product differentiation. Additionally, we decreased the Portfolio’s weighting in Aerospace & Defense stocks, as we believe high valuations within these securities limit further opportunities for share price appreciation. Within Industrials, we purchased shares of Machinery stocks that we believe will benefit from continued strength in the non-residential construction and mining markets. Conversely, we decreased our exposure to the Road & Rail industry and shifted those assets into the Airlines industry.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Direct investment in the Index is not possible.

7 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Direct investment in the Index is not possible.

MSF-22

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of June 30, 2006

	FI Large Cap Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
6 Months	-2.4%	N/A	N/A	-0.9%
1 Year	6.3%	N/A	N/A	6.1%
5 Years	-0.3%	N/A	N/A	-0.8%
Since Inception	6.7%	-5.8%	-5.8%	5.9%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/30/96, 5/01/06 and 5/01/06, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Apple Computer, Inc.	3.5%
Altria Group, Inc.	2.8%
Gilead Sciences, Inc.	2.5%
Joy Global, Inc.	2.5%
The Manitowoc Co., Inc.	2.4%
Western Digital Corp.	2.3%
Aetna, Inc.	2.3%
AMR Corp.	2.3%
Komag, Inc.	2.3%
Johnson & Johnson	2.2%

Top Sectors

% of Equity Market Value
Information Technology	23.4%
Health Care	19.3%
Industrials	14.7%
Consumer Discretionary	12.1%
Consumer Staples	10.3%
Financials	8.9%
Energy	4.1%
Materials	3.1%
Telecommunications	2.0%
Utilities	0.7%

MSF-23

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the FI Value Leaders Portfolio returned 3.4%, compared to its benchmark, the Russell 1000 Value Index1, which returned 6.6%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe2, was 4.5% over the same period.

PORTFOLIO REVIEW

U.S. stocks posted positive returns during the first six months of 2006 despite concerns about inflation, a softening in the housing market and higher short-term interest rates. Strong corporate earnings, and healthy economic growth fueled U.S. stocks. The impact from energy prices was mixed, but oil prices increased and pushed gasoline prices higher. The Federal Reserve Board has hiked interest rates 17 times since mid 2004. With respect to market performance by capitalization, the first half of 2006 was similar to six of the previous seven years with small-cap stocks outperforming large-caps (as measured by the Russell 20003 and Russell 10004 indexes, respectively). In terms of style, the Russell 30005 Value Index topped the Russell 30006 Growth Index during the first six months of this year, just as it had in the previous six calendar years. In this environment, FI Value Leaders Portfolio posted a positive return, but underperformed the Russell 1000 Value Index.

Contributing to the Portfolio’s performance relative to the benchmark was strong security selection within the Consumer Discretionary sector, where the Portfolio was overweight. Also helping performance was an underweighting in Utilities and good stock selection within the Energy sector. Hurting the Portfolio’s performance during the period was negative security selection within the Information Technology and Financials sectors. As of June 30, 2006, the Portfolio was overweight in Information Technology and underweight in Financials. Within Financials, the Portfolio’s positions narrowly trailed their segment of the index, as certain insurance and bank stocks were negatively impacted by downward earnings estimate revisions. The Portfolio’s higher than index exposure to industrials and health care stocks was a detractor to the Portfolio’s performance during the period.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S.equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Direct investment in the Index is not possible.

6 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Direct investment in the Index is not possible.

MSF-24

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2006

	FI Value Leaders Portfolio				Russell 1000 Value Index
	Class A	Class B	Class D	Class E
6 Months	3.4%	3.2%	N/A	3.3%	6.6%
1 Year	13.3%	13.0%	N/A	13.1%	12.1%
5 Years	4.1%	N/A	N/A	4.0%	6.9%
10 Years	8.3%	N/A	N/A	N/A	10.9%
Since Inception	—	13.2%	-4.2%	3.0%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/30/93, 7/30/02, 5/01/06 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Honeywell International, Inc.	4.0%
General Electric Co.	3.8%
American International Group, Inc.	3.5%
AT&T, Inc.	2.5%
Exxon Mobil Corp.	2.5%
JPMorgan Chase & Co.	2.4%
Bank of America Corp.	2.1%
Citigroup, Inc.	1.7%
Pfizer, Inc.	1.7%
Halliburton Co.	1.7%

Top Sectors

% of Equity Market Value
Financials	23.3%
Industrials	15.6%
Energy	12.6%
Health Care	11.1%
Consumer Discretionary	10.5%
Information Technology	8.1%
Consumer Staples	6.1%
Materials	5.1%
Telecommunications	4.9%
Utilities	1.6%

MSF-25

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned 3.3%, compared to its benchmark, the Russell 1000 Value Index1, which returned 6.6%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe2, was 4.7% over the same period.

PORTFOLIO REVIEW

For the first time in several years, risk and volatility are emerging as more prominent features of the investment landscape. This was clearly shown during May and June when many of the hottest commodities and emerging markets suffered sharp reversals.

We would argue that today’s compressed market fails to differentiate among businesses of varying quality and risk: we see what we believe are high quality businesses with dominant franchises priced, in our opinion, at parity with second-tier alternatives. Many of our trades during the period were designed to take advantage of this opportunity—to own businesses with reliable cash earnings power, good growth prospects and solid balance sheets—without paying a premium to do so. Broader market data supports the notion of this opportunity: according to ISI Group, the P/E ratio of the S&P 5003 (a large company index) has declined by 50% over the past five years, rivaling the P/E ratio compression during the bear market of 1973-74. As stock prices have continued their stall, the price compression has only become more severe.

At June 30, 2006, the Portfolio held 52 securities across a variety of industries. During the period, we initiated positions in Coca-Cola, Dell, and Schering-Plough. Coca-Cola, best known for its flagship beverage Coca-Cola, sells approximately 400 drink brands throughout the world. The company just had another quarter of progress and is now operating at or above management’s long-term volume, revenue, and earnings growth goals. Dell provides computer solutions to both consumers and businesses. The firm is the world’s number one direct seller of computers and related equipment and also has a services unit that offers system integration, training, and computer support. Schering-Plough develops and markets prescription and over-the-counter drugs, along with personal care and animal health products. The company is best known for its allergy medications, Clarinex and Nasonex, but also specializes in anti-infective and cancer drugs.

Additionally, Liberty Media split into two separate entities in May: Liberty Capital Group and Liberty Interactive Group. As Liberty Media itself is no longer a publicly traded entity, both of these new stocks are now held in the Portfolio in its place.

We eliminated our positions in Burlington Resources, Coca-Cola Enterprises (a bottler of Coca-Cola products), and Knight Ridder during the period.

Walt Disney, Comcast, and Kohl’s had the most positive impact on performance during the period. Walt Disney has been solid this year with total earnings up 7%, driven by a 20% rise in earnings from Media Networks (chiefly ABC) and 17% growth in Parks & Resorts. While expensive, the Pixar acquisition is expected to solidify the company’s animation franchise, and we continue to see improving fundamentals. Comcast’s strong subscriber growth has led to growing revenues, profitability, and free cash flow generation. In our view, the firm’s triple play offering (cable, internet, and voice) has led to improved fundamentals. While the threat to cable providers from phone companies is a real one, we believe that it will be several more years before they will be able to build up the scale needed to compete with Comcast. Kohl’s profitability and comparable store sales have been very strong as a result of new marketing strategies and cost cutting initiatives. All product lines, new brands, and geographies performed well.

Pulte Homes, Dell, and Intel had the most negative impact on performance during the period. Pulte lowered guidance for the year to reflect recently weaker business conditions. We still hold this stock and consider it to be a high quality business trading at an attractive valuation. Dell’s reported earnings were down 11% from last year, which was a disappointment. We believe Dell’s low-cost model will continue to drive healthy long-term profitability, albeit at a reduced rate. The PC industry remains large and growing and Dell should remain a dominant player. At an adjusted P/E of less than 14 times 2006 estimated earnings, the stock appears very inexpensive. Intel announced that revenue would be below prior guidance levels. The company cited weaker than expected demand and a slight market segment share loss as its competitor, Advanced Micro Devices, has been taking market share, especially in servers.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-26

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2006

	Harris Oakmark Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
6 Months	3.3%	3.2%	3.2%	6.6%
1 Year	4.3%	4.0%	4.1%	12.1%
5 Years	4.4%	N/A	4.3%	6.9%
Since Inception	5.2%	8.2%	4.8%	6.8%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
McDonald’s Corp.	2.9%
Yum! Brands, Inc.	2.7%
Washington Mutual, Inc.	2.5%
First Data Corp.	2.4%
JPMorgan Chase & Co.	2.4%
Time Warner, Inc.	2.3%
Citigroup, Inc.	2.3%
Kohl’s Corp.	2.3%
Raytheon Co.	2.2%
Harley-Davidson, Inc.	2.2%

Top Sectors

% of Equity Market Value
Consumer Discretionary	42.1%
Financials	14.7%
Information Technology	13.2%
Consumer Staples	12.5%
Health Care	8.0%
Industrials	7.9%
Energy	1.6%

MSF-27

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Jennison Growth Portfolio returned -6.2%, compared to its benchmark, the Russell 1000 Growth Index1, which returned -0.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was -2.4% over the same period.

PORTFOLIO REVIEW

While the headline rate of economic growth in the US appeared to weaken in the final quarter of 2005, special factors proved to be the cause, as the economy rebounded strongly during first quarter 2006, posting solid and balanced growth across almost all fronts. As a result, the Federal Reserve raised the Fed Funds rate a quarter-point twice during the first quarter, to 4.75%. Whether in response to interest-rate movements or because of sustained strength over a long period, housing demand, as measured by the inventory of unsold homes and the issuance of building permits, began to show signs of weakening in the first quarter. With continued strong labor markets and modest income growth, consumers remained steady and willing to spend. American corporations remained strong as well, with continued profit gains, revenue and cash flow growth, and resultant balance sheet strength. Capital spending showed signs of acceleration across many sectors, most notably in the telecommunications and technology industries.

Higher commodity prices and inflation concerns combined with rising interest rates to produce a difficult second quarter for many asset classes and markets. Despite these headwinds, the US economy maintained positive momentum, although growth cooled from the first quarter’s 5.6% annualized growth rate in the Gross Domestic Product. Signs of softness in consumer spending emerged, job growth moderated, and housing prices and residential construction continued to weaken. The Fed continued to adjust monetary policy in two quarter-point increments, leading to a Fed Funds rate of 5.25% at the end of June. The industrial, manufacturing, and service components demonstrated persistent vigor through first-half 2006. Continued revenue growth and strong profitability are leading to record corporate profits across many sectors, most notably within the crude raw materials and industrial manufacturing segments. While inflationary expectations continue to appear restrained, more manufacturers are successfully passing along raw material price increases to their customers. These increases appear to be affecting final prices to consumers only modestly at this stage. However, these harbingers of future price trends drew greater attention, prompting tougher talk from the Fed about the need to take steps to curb inflation pressures.

The Federal Reserve’s May meeting statement, which offered the possibility of a pause in further rate hikes, touched off a sharp and severe jump in the prices of raw materials such as copper and zinc. While a portion of this strength was ascribed to supply/demand imbalances partially due to the ongoing strength of the global economy, the attendant spike in gold prices raised the specter of something more troublesome. Gold soared swiftly above $700 an ounce during this period before retreating in the face of tougher policy talk from various members of the Federal Reserve that served to dispel any notion that the Fed was going soft on inflation. An immediate response was seen in the value of the US dollar, which had weakened in the face of soaring gold. By quarter end the dollar regained some of the ground it had lost during the prior quarter, eventually ending approximately 3% lower than its level at the beginning of 2006.

Stocks had a difficult time amid the rapidly changing perceptions of where growth, inflation, and interest rates were headed. A struggle ensued between those with their hopes pinned on sustained growth worrying about the likelihood of higher interest rates and those who felt that signs of economic moderation were already foreshadowing a slowdown and that recession was now the greater risk.

While the first quarter’s strength left the S&P 5003 with a year-to-date gain of +2.7%, the Russell 1000 Growth eventually drifted into negative territory during the first six months of 2006 (-0.9%), as the diminished appetite for risk weighed heavily on the valuations of rapidly growing companies. Among the major Russell 1000 Growth sectors, Utilities, Energy, and Industrials made the greatest advances. Information Technology lost the most ground, followed by Health Care. The Portfolio’s strongest absolute returns—by a substantial margin—were provided by Energy, trailed by Financials. Information Technology, Health Care, and Consumer Discretionary holdings posted the most significant losses. The Portfolio underperformed the Russell 1000 Growth benchmark, as well as the S&P 500.

Stock selection in the Energy sector contributed most to the Portfolio relative performance. Schlumberger and Occidental Petroleum both posted solid gains, as the price for crude oil continued to climb, reflecting the persistence of global supply/demand imbalances. Schlumberger’s fourth-quarter 2005 and first-quarter 2006 results beat Wall Street estimates, spurred by the company’s largest operating margin expansion in more than 20 years. Occidental Petroleum has delivered what we consider a great combination of returns, organic production growth, and free cash flow yields. The company is particularly competitive in lower-risk exploration in enhanced oil recovery projects.

In the Financials sector, stock selection and an overweight allocation also proved beneficial to the Portfolio’s relative and absolute performance, as Goldman Sachs, Charles Schwab, and UBS all performed well. Goldman’s February-quarter earnings exceeded even the most optimistic forecasts, as fixed income, currency, and commodities trading helped boost results; merger advisory and fees from other capital markets activities contributed, as well. Schwab continued to enjoy the fruits of its repositioned individual investor and institutional asset management services activities. Brand enhancements and investments in distribution networks helped to drive an increase in assets under management at UBS.

Other individual contributors to positive portfolio performance included Consumer Discretionary holdings Walt Disney and Marriott International, and Health Care companies Gilead Sciences and Roche Holding. Disney’s March-quarter revenues and operating income surpassed projections, the result of strong ratings at the ABC television network and cable channels as well as increased attendance at theme parks. Marriott benefited from strong business-client demand and room growth, which facilitated increases in revenue per room. In addition, the company is experiencing an upswing in management and incentive fees, and rising occupancy rates allowed prices and incremental profit to rise. Gilead Sciences experienced strong prescription growth in HIV treatment, while Roche, the world’s largest producer of cancer drugs, bolstered sales of its cancer treatments by expanding their use to other cancer and non-cancer conditions.

In the Information Technology and Consumer Discretionary sectors, stock selection proved to be a major detractor from the Portfolio’s relative performance. eBay, the Portfolio’s single greatest disappointment, suffered from worries about signs of maturity in its core U.S. auctions business, serious competition for PayPal, and the impact on core profitability of the embryonic eBay Express, a shopping-cart feature that permits buyers to select multiple items from multiple sellers and pay for them all at once by credit card or PayPal. Semiconductor holdings Broadcom and Marvell Technology were hit hard by general growth outlook concerns and restricted stock options issues, which have plagued a number of companies in the technology and other sectors. Marvell also suffered a precipitous late-second-quarter decline on news of its intentions to acquire the wireless communications semiconductor activities of Intel. Weak comparable-store sales made specialty retailer Chico’s the chief detractor in the portfolio’s Consumer Discretionary sector.

In the Health Care sector, St. Jude Medical and UnitedHealth Group (UNH) were performance detractors of note. Allegations of options backdating and concerns about potential meaningful disruptions to the senior management team led to UNH’s decline. St. Jude fell on lower-than-expected revenue, Earnings Per Share, and implantable cardiac defibrillator sales. The U.S. ICD (implantable cardioverter defibrillators) market has slowed as last year’s Guidant recalls are having residual effects on the entire defibrillator market. St. Jude is responding by increasing its sales force, but the competitive environment has intensified. An underweight position in the relatively strong Industrials sector also hurt relative performance, although United Technologies and Boeing, added to the portfolio in the second quarter, performed well.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-28

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of June 30, 2006

	Jennison Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
6 Months	-6.2%	-6.3%	-6.2%	-0.9%
1 Year	6.5%	6.2%	6.3%	6.1%
Since Inception	3.8%	3.6%	11.9%	3.6%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Google, Inc. (Class A)	3.7%
General Electric Co.	2.6%
The Walt Disney Co.	2.6%
Roche Holding AG (ADR)	2.6%
Gilead Sciences, Inc.	2.5%
PepsiCo, Inc.	2.5%
UBS AG	2.5%
Novartis AG (ADR)	2.4%
Schlumberger, Ltd.	2.3%
Adobe Systems, Inc.	2.2%

Top Sectors

% of Market Value
Information Technology	31%
Health Care	19%
Consumer Discretionary	15%
Financials	13%
Industrials	7%
Consumer Staples	6%
Energy	5%
Telecommunications	1%

MSF-29

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the MetLife Stock Index Portfolio returned 2.6%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe2, was 2.5% over the same period.

PORTFOLIO REVIEW

Despite mixed earnings and macroeconomic reports, the S&P 500 Index closed at its highest level in five years on May 5 with a year-to-date return of 6.9%. However, inflation concerns and increased volatility in the latter half of the second quarter reversed some of the earlier gains, resulting in only a 2.7% six-month return. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 100 basis points since the beginning of the year to 5.25%. The price of oil continued to rise, closing at approximately $74 per barrel at the end of the first half, up approximately 21% from year-end 2005. Some of the various factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Eight of the ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2006. The energy sector, which had a beginning-of-year weight of 9.3%, was the second best-performing sector, up 13.5%, providing the largest positive impact to the benchmark’s six-month return. The telecomm services sector (3.0% beginning weight) was the best-performing sector, up 13.9%. The next best-performing sectors were industrials (11.3% beginning weight, up 7.0%); materials (3.0% beginning weight, up 6.9%); and consumer staples (9.5% beginning weight, up 4.5%). Financials, the largest sector with a beginning-of-year weight of 21.2%, was up 3.1% during the first half of 2006. The two worst-performing sectors within the index were information technology (15.1% beginning weight, down 5.8%) and health care (13.3% beginning weight, down 3.8%.)

The stocks with the largest positive impact on the benchmark return for the first half of the year were BellSouth, up 36.2%; Schlumberger, up 34.6%; and ExxonMobil, up 10.4%. The stocks with the largest negative impact were UnitedHealth Group, down 27.9%; Intel, down 23.3%; and Microsoft, down 10.3%. There were fifteen additions and fifteen deletions to the benchmark in the first six months of 2006.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-30

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2006

	MetLife Stock Index Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	2.6%	2.5%	2.5%	2.7%
1 Year	8.4%	8.1%	8.2%	8.6%
5 Years	2.2%	1.9%	2.1%	2.5%
10 Years	8.0%	N/A	N/A	8.3%
Since Inception	—	1.0%	1.4%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	3.2%
General Electric Co.	3.0%
Citigroup, Inc.	2.1%
Bank of America Corp.	1.9%
Microsoft Corp.	1.8%
The Procter & Gamble Co.	1.6%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.5%
American International Group, Inc.	1.3%
Altria Group, Inc.	1.3%

Top Sectors

% of Equity Market Value
Financials	21.4%
Information Technology	14.9%
Health Care	12.3%
Industrials	11.7%
Energy	10.2%
Consumer Discretionary	10.2%
Consumer Staples	9.6%
Utilities	3.4%
Telecomm Services	3.3%
Materials	3.1%

MSF-31

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 0.6%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was -2.4% over the same period.

PORTFOLIO REVIEW

U.S. stocks rose in the first half of 2006, but sharp declines in May and June erased most of the market’s early gains. Energy and telecommunication services stocks produced strong gains amid high oil prices and industry consolidation, respectively. Industrials and materials stocks also did well, buoyed by the strong economy. Most other sectors generated milder gains, but the information technology and health care sectors declined.

Stock selection in health care detracted significantly from the Portfolio’s relative results. Weakness was led by health care services, which declined on worries about Medicare-related cost pressures and slowing enrollment growth. The industrials and business services sectors also detracted from the Portfolio’s relative performance due to our lighter exposure to areas such as aerospace and defense and air freight and logistics. We remained underweight in these cyclical sectors, but held selectively large positions in high-quality companies that generate durable earnings and free cash flow growth, such as General Electric and Danaher. While our significant overweight in the weak information technology sector detracted from the Portfolio’s relative performance, strong stock selection offset some of the weakness.

The materials sector provided the Portfolio’s best relative results, largely due to strong stock selection, as metal and mining company BHP Billiton benefited from increased demand for metals. Although few companies in the sector meet our growth criteria, we continue to find select opportunities. Good stock selection in consumer discretionary also aided relative performance. Solid contributors included Garmin (maker of handheld Global Positioning System devices) and Kohl’s, whose earnings rose on strong sales and margin performance in the moderate retail segment. International Game Technology and Amazon.com also provided positive returns. The energy sector aided results due to good stock selection, though underweighting the sector detracted from relative performance.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-32

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2006

	T. Rowe Price Large Cap Growth Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	0.6%	0.5%	0.5%	2.7%
1 Year	8.3%	8.1%	8.2%	8.6%
5 Years	2.9%	N/A	2.8%	2.5%
Since Inception	4.8%	11.3%	2.1%	3.0%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2006

Top Holdings

% of Total Net Assets
General Electric Co.	3.8%
UnitedHealth Group, Inc.	2.2%
UBS AG	2.1%
Microsoft Corp.	2.1%
Wal-Mart Stores, Inc.	2.1%
Schlumberger, Ltd.	2.0%
Caremark Rx, Inc.	1.9%
Citigroup, Inc.	1.8%
Danaher Corp.	1.8%
American International Group, Inc.	1.8%

Top Sectors

% of Market Value
Information Technology	22.9%
Financials	19.8%
Health Care	17.3%
Consumer Discretionary	13.6%
Industrials	7.3%
Energy	6.2%
Consumer Staples	6.0%
Telecommunications	3.6%
Materials	1.8%
Cash/Other	1.5%

MSF-33

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Zenith Equity Portfolio returned -0.3%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was 1.3% over the same period.

PORTFOLIO REVIEW

The economy remained generally strong during most of the first six months of 2006, although there were concerns among investors of the possible adverse impact of higher energy costs, the continued raising of interest rates by the Federal Reserve, and simmering global tensions in the Middle East. U.S. stocks, as measured by the Standard & Poor’s 500 Index, were still able to produce a modest total return of 2.7%, even after falling from the highs reached in early May. Value style stocks generally did better than growth style stocks and small cap stocks outperformed large cap stocks. Telecommunications and Energy, both with a six-month return of over 13%, were the strongest performing sectors, while Information Technology and Health Care both produced negative returns. Foreign stocks, as measured by the MSCI EAFE Index’s3 10.2% total return, outperformed domestic stocks, but most of that outperformance was a result of the weakening dollar, which makes foreign securities more valuable to the U.S. based investor. Europe was the best performing region, while Japan lagged.

Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see sections of this report pertaining to each of the Underlying Portfolios.

* The views expressed above are those of the investment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-34

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2006

	Zenith Equity Portfolio	S&P 500 Index
6 Months	-0.3%	2.7%
1 Year	10.0%	8.6%
5 Years	3.3%	2.5%
10 Years	8.2%	8.3%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2006

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc., Capital Guardian U.S. Equity Portfolio, (Class A)	33.7%
Metropolitan Series Fund, Inc., FI Value Leaders Portfolio, (Class A)	33.4%
Metropolitan Series Fund, Inc., Jennison Growth Portfolio, (Class A)	32.9%

MSF-35

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 1.8%, compared to its benchmark, the Russell Midcap Growth Index1, which returned 2.6%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 2.8% over the same period.

PORTFOLIO REVIEW

After rising substantially during the first quarter of 2006, the mid-cap growth market fell in the second quarter, giving up much of its earlier gains. Investor fears of inflation and continued interest rate increases, combined with signs of a softening real estate market and slowing economic growth, prompted the market decline in May and early June.

The Portfolio demonstrated strong stock selection in the energy and information technology sectors during the semiannual period. The Portfolio’s top semiconductor positions, Freescale Semiconductor and Lam Research, both posted double-digit gains during this period. Other highlights in technology included: Alliance Data Systems, Akamai Technologies, and Amdocs. In energy, coal producer CONSOL Energy delivered excellent performance and led to the outperformance in the sector. At June 30, 2006, we continued to hold an overweight position in energy.

The materials sector within the Index posted an excellent 15% return during the period, with metals & mining stocks leading the ascent. Though they pulled back sharply at the end of the period, these stocks appreciated substantially on global industrialization trends, especially in China and India. The Portfolio’s underexposure to this segment of the materials industry detracted from relative returns during the period. Weak stock selection in industrials also contributed to the relative shortfall, with underperformance in both the aerospace & defense and air freight & logistics segments.

Sector positioning had a modestly negative effect during the first half of the year. While the underweight positioning in the consumer discretionary sector served the Portfolio well as investors feared a slowdown in consumer spending, the Portfolio’s overweights in information technology and health care hindered overall performance. In addition, relative underexposure to industrials and materials, two of the top-performing sectors, also detracted slightly.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-36

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of June 30, 2006

	BlackRock Aggressive Growth Portfolio				Russell MidCap Growth Index
	Class A	Class B	Class D	Class E
6 Months	1.8%	1.7%	N/A	1.8%	2.6%
1 Year	10.2%	9.9%	N/A	10.0%	13.0%
5 Years	2.7%	N/A	N/A	2.6%	4.8%
10 Years	3.2%	N/A	N/A	N/A	8.5%
Since Inception	—	9.0%	-5.8%	1.9%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/29/88, 4/26/04, 5/01/06 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2006

Top Holdings

% of Total Net Assets
Amdocs, Ltd.	2.5%
CONSOL Energy, Inc.	2.5%
Ceridian Corp.	2.2%
Fisher Scientific International, Inc.	2.1%
Caremark Rx, Inc.	2.1%
Freescale Semiconductor, Inc. (Class B)	2.1%
Harris Corp.	2.0%
Massey Energy Co.	2.0%
Shire, Plc. (ADR)	1.9%
Advanced Medical Optics, Inc.	1.9%

Top Sectors

% of Market Value
Information Technology	26.7%
Health Care	18.8%
Consumer Discretionary	16.2%
Industrials	14.1%
Energy	13.0%
Financials	6.3%
Materials	3.5%
Telecommunications	1.1%
Cash/Other	0.3%

MSF-37

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 1.6%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 4.2%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 2.8% over the same period.

PORTFOLIO REVIEW

The setback in the second quarter notwithstanding, equity markets posted gains for the six-month period that ended June 30, 2006. The last six months were marked by soaring energy prices and interest rate increases by the Federal Reserve. The Federal Reserve indicated further tightening may be needed and officials in Europe and Japan echoed those same sentiments, giving rise to investor concerns about stagnating global economic growth. Meanwhile, corporate profits remained robust. Small-cap and mid-cap stocks outperformed large-cap stocks, continuing their multi-year leadership of the broader market (as measured by the Russell 20003, S&P 400 and S&P 500 Indexes4, respectively). Outside of the U.S., international stocks performed well, led by emerging-market countries. U.S. and global equity markets declined in the second quarter of 2006 as investor appetite for risk waned amid the prospect of increasing global interest rates. In this environment, FI Mid Cap Opportunities Portfolio underperformed the S&P MidCap 400 Index for the six-month period that ended June 30, 2006.

Astute stock selection in the Consumer Discretionary sector contributed the most to the Portfolio’s relative return. Favorable security selection and an overweight in Materials was the second largest contributor to the Portfolio’s relative return. On the negative side, the Portfolio’s exposure to the Information Technology sector detracted the most from relative results. There, both sector selection and security selection detracted from results. Unfavorable security selection in the Health Care sector was the second largest detractor from relative results. In Health Care, a biotechnology company was one of the largest detractors. It experienced a sharp decline when the FDA indicated they may not approve a key drug. Top holding Harman International (down 12.7% for the period) also detracted from relative results. The Portfolio also suffered from a large overweight and poor stock selection in the Telecommunication Services sector.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-38

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P MIDCAP 400 INDEX

Average Annual Returns as of June 30, 2006

	FI Mid Cap Opportunities Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
6 Months	1.6%	1.4%	1.5%	4.2%
1 Year	11.7%	11.4%	11.5%	13.0%
5 Years	0.0%	-0.3%	-0.2%	9.3%
Since Inception	8.0%	-3.7%	-1.5%	13.4%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Harman International Industries, Inc.	6.5%
AT&T, Inc.	4.3%
Sprint Nextel Corp.	3.5%
Electronic Arts, Inc.	2.4%
Flowserve Corp.	2.4%
Advanced Medical Optics, Inc.	2.2%
DeVry, Inc.	2.0%
First Data Corp.	2.0%
American Tower Corp. (Class A)	1.9%
Safeway, Inc.	1.9%

Top Sectors

% of Equity Market Value
Consumer Discretionary	20.1%
Industrials	17.2%
Information Technology	14.8%
Energy	11.7%
Telecommunications	11.6%
Materials	7.9%
Health Care	6.1%
Consumer Staples	4.0%
Financials	3.2%
Utilities	0.3%

MSF-39

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 0.4%, compared to its benchmark, the Russell Midcap Index1, which returned 4.8%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2, was 3.8% over the same period.

PORTFOLIO REVIEW

For the first time in several years, risk and volatility are emerging as more prominent features of the investment landscape. This was clearly shown during May and June when many of the hottest commodities and emerging markets suffered sharp reversals.

We would argue that today’s compressed market fails to differentiate among businesses of varying quality and risk: we see high quality businesses with dominant franchises priced at parity with second-tier alternatives. Many of our trades during the period were designed to take advantage of this opportunity—to own businesses with reliable cash earnings power, good growth prospects and solid balance sheets—without paying a premium to do so. Broader market data supports the notion of this opportunity: according to ISI Group, the P/E ratio of the S&P 5003 (a large company index) has declined by 50% over the past five years, rivaling the P/E ratio compression during the bear market of 1973-74. As stock prices have continued their stall, the price compression has only become more severe.

At June 30, 2006, the Portfolio held 30 securities across a variety of industries. During the period, we initiated positions in PartnerRe, Ltd., EnCana Corporation, Bausch & Lomb, Inc., D. R. Horton, Inc., International Rectifier, International Flavors and Fragrances, Molson Coors, Smithfield Foods, and Tyco International.

PartnerRe writes treaty and facultative reinsurance for such primary coverage as property/casualty, life, credit and surety, aviation, marine, and other insurance. The firm, with subsidiaries in Asia, Europe, South America, and the U.S., has expanded both its operations and geographic coverage largely through acquisitions.

EnCana is a Canadian-based energy company and is one of North America’s largest independent gas and oil producers. In addition to Canada, the firm has interests in several of the world’s oil patches including the Gulf of Mexico and the North Sea.

Bausch & Lomb is a leading maker of contact lenses and lens care solutions and markets its products in more than 100 countries worldwide. In addition to these products, the firm’s pharmaceutical division makes prescription and over-the-counter ophthalmic drugs, and its surgical unit makes equipment for cataract and other ophthalmic surgery.

Homebuilder D.R. Horton is the top residential builder by units in the U.S. The firm specializes in single-family homes designed for the entry-level and move-up markets. Horton has more than 40 divisions and builds in 74 metropolitan markets in 25 states.

International Rectifier is a top maker of power semiconductors that refine the electricity flowing into a device from a battery or power grid, which enables more efficient operation. The firm’s products are widely used in consumer appliances, cars, computers, communication devices, lighting systems, and military equipment.

International Flavors creates and manufactures artificial aromas and flavors. This industry leader sells its flavors principally to producers of prepared and dairy foods, beverages, confections, and pharmaceuticals. Its fragrances are used in the production of perfumes, cosmetics, soaps, and other personal care items.

Molson Coors, the result of a merger between Adolph Coors Company and Canadian brewer Molson, is the fifth largest brewer by volume in the world. Brands marketed by the firm include Coors Light, George Killian’s Irish Red Lager, and Zima.

Smithfield Foods is the world’s largest pork processor and hog producer. The company’s long-term strategy focuses on growing the processed meats business and taking advantage of growth opportunities in European and other overseas markets.

Tyco is a manufacturing conglomerate whose five main businesses are fire and security, electronics, healthcare, engineered products and services, and plastic and adhesives. The firm’s fire and security unit is the world leader in security and fire-protection systems.

We eliminated our positions in ARAMARK, Baxter International, Burlington Resources, ConocoPhillips, Equifax, First Data, Hospira, Knight Ridder, Mattel, and Xerox during the period.

Cablevision Systems, ARAMARK, and Estée Lauder had the most positive impact on performance during the period. Cablevision benefited from the effectiveness in reducing customer churn through its “triple-play” bundle (cable, internet, and phone service). ARAMARK’s CEO, Joe Neubauer, and several private equity investors have agreed to take the company private at $32 per share. The stock traded above that level in hopes that the firm’s management would raise their bid. We used that opportunity to exit our position in the name, as we felt it was fully valued. Estée Lauder experienced growth in all of its product categories and in every geographic region. The company saw progress in newer channels, such as international markets, and is becoming less dependent on U.S. department stores.

Intel, Timberland, and Omnicare had the most negative impact on performance during the period. Intel announced that revenue would be below prior guidance levels. The company cited weaker than expected demand and a slight market segment share loss as its competitor, Advanced Micro Devices, has been taking market share, especially in servers. Timberland recently lowered guidance for this year’s performance. The company wants to clear inventory out of its retail channel and ramp up spending on its brands. Omnicare filed a lawsuit to prevent a large customer from withdrawing from a signed contract. If the outcome of the lawsuit is not favorable to Omnicare, it could have a negative impact on the company’s operating earnings.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Index is an unmanaged measure of performance of those Russell Midcap companies (the 1,000 smallest companies in the Russell 2000 Index). The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-40

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP INDEX

Average Annual Returns as of June 30, 2006

	Harris Oakmark Focused Value Portfolio			Russell MidCap Index
	Class A	Class B	Class E
6 Months	0.4%	0.3%	0.3%	4.8%
1 Year	3.7%	3.4%	3.5%	13.7%
5 Years	9.3%	9.0%	9.1%	9.9%
10 Years	10.3%	N/A	N/A	12.1%
Since Inception	—	10.2%	10.1%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Sovereign Bancorp, Inc.	6.7%
Washington Mutual, Inc.	5.0%
Intel Corp.	4.4%
Liz Claiborne, Inc.	4.1%
Yum! Brands, Inc.	4.1%
National Semiconductor Corp.	4.1%
The E.W. Scripps Co. (Class A)	3.8%
CDW Corp.	3.7%
The Timberland Co. (Class A)	3.6%
McDonald’s Corp.	3.4%

Top Sectors

% of Equity Market Value
Consumer Discretionary	34.9%
Financials	20.6%
Consumer Staples	11.7%
Information Technology	15.3%
Industrials	9.4%
Health Care	5.3%
Materials	2.2%
Energy	0.6%

MSF-41

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 4.2%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 4.2%.

PORTFOLIO REVIEW

Despite mixed earnings and macroeconomic reports, the MidCap 400 Index closed at an all-time high on May 8 with a year-to-date return of 11.3%. However, inflation concerns and increased volatility in the latter half of the second quarter reversed some of the earlier gains, resulting in a 4.2% six-month return. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 100 basis points since the beginning of the year to 5.25%. The price of oil continued to rise, closing at approximately $74 per barrel at the end of the first half, up approximately 21% from year-end 2005. Some of the various factors driving the equity markets during the period included geopolitical concerns, energy prices, corporate earnings, Federal Reserve interest rate policy, and unemployment rates.

Eight of the ten sectors comprising the S&P MidCap 400 Index, experienced positive returns for the first six months of the year. The industrials sector, which had a beginning-of-year weight of 13.4%, had the largest positive contribution to the index with its 14.1% return. The telecom services sector (0.4% beginning weight) was the absolute best-performing sector, up 15.7%. The next best-performing sectors were energy (9.7% beginning weight, up 9.6%); utilities (7.4% beginning weight, up 6.8%); and information technology (15.7% beginning weight, up 6.1%). Financials, the largest sector with a beginning-of-year weight of 18.7%, was up 5.7% during the first half of 2006.

The two worst-performing sectors were consumer discretionary (16.3% beginning weight), down 7.4%, and health care (11.8% beginning weight), down 3.5%. The three names with the largest positive impact on performance were Expeditors International of Washington, up 66.3%; C.H. Robinson Worldwide, up 44.8%; and Peabody Energy Corp., up 35.6% for the first half of the year. The three names with the largest negative impact on performance were Affymetrix, down 46.4%; Chico’s FAS, down 38.6%; and Advance Auto Parts, down 33.3%.

There were thirteen additions and thirteen deletions to the benchmark in the first six months of 2006.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-42

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P MIDCAP 400 INDEX

Average Annual Returns as of June 30, 2006

	MetLife Mid Cap Stock Index Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
6 Months	4.2%	4.1%	4.1%	4.2%
1 Year	12.7%	12.5%	12.5%	13.0%
5 Year	8.9%	8.6%	8.8%	9.3%
Since Inception	8.7%	8.8%	8.7%	8.8%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
MidCap SPDR Trust, Series 1	4.0%
Peabody Energy Corp.	1.2%
Expeditors International of Washington, Inc.	1.0%
Cognizant Technology Solutions Corp. (Class A)	0.8%
C.H. Robinson Worldwide	0.8%
Smith International, Inc.	0.7%
Noble Energy, Inc.	0.7%
Precision Castparts Corp.	0.7%
Microchip Technology, Inc.	0.6%
ENSCO International, Inc.	0.6%

Top Sectors

% of Equity Market Value
Financials	17.5%
Industrials	16.3%
Information Technology	15.8%
Consumer Discretionary	14.3%
Energy	10.5%
Health Care	10.3%
Utilities	7.9%
Materials	5.0%
Consumer Staples	1.9%
Telecommunications	0.5%

MSF-43

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned 2.2%, compared to its benchmark, the Russell Midcap Value Index1, which returned 7.0%. The average return of the Portfolio’s peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2, was 3.8% over the same period.

PORTFOLIO REVIEW

Domestic equity market indices generally posted positive returns in the six-month period, with the exception of the Russell large-cap growth indices. Small-cap value stocks were the leaders, followed by the broad-based Russell 2000 Index3 and then mid-cap value and large-cap value indices. After a solid beginning to the year, the stock market peaked in May, as volatility increased and investors shifted away from riskier assets. This volatility and pressure on prices was fueled in part by concerns about monetary tightening and elevated energy and select commodity prices. Ongoing geopolitical concerns, particularly involving Iran and North Korea, also pressured the market.

During the period, the Portfolio’s Consumer Discretionary holdings, and in particular our homebuilding stocks, were negatively affected by the market environment and were largely responsible for the Portfolio’s underperformance of the index. The Federal Reserve’s continued rate increases and an apparent loss of investor confidence in the Fed’s ability to fight inflation without causing a significant slowdown in the U.S. economy weighed heavily on the homebuilding industry. Although the underlying level of housing demand weakened from very robust 2005 levels, we believe it is sustained, and still stronger than in 2001 and 2002. The Portfolio’s underweight allocation to Financials and Consumer Staples also dampened performance relative to the Russell Midcap Value Index. We continue to be underweight both sectors.

On the other hand, the outperformance of our selection of Industrial stocks and our overweight allocation to Energy boosted the Portfolio’s relative return. We continue to be overweight these sectors. On an absolute basis, holdings within Industrials, Financials and Energy made the largest contributions to total return over the period.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-44

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP VALUE INDEX

Average Annual Returns as of June 30, 2006

	Neuberger Berman Mid Cap Value Portfolio			Russell MidCap Value Index
	Class A	Class B	Class E
6 Months	2.2%	2.1%	2.1%	7.0%
1 Year	10.9%	10.6%	10.7%	14.3%
5 Years	11.3%	11.0%	11.2%	13.0%
Since Inception	14.2%	10.7%	10.9%	11.7%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Terex Corp.	2.6%
TXU Corp.	2.5%
Canadian Natural Resources, Ltd.	2.3%
Arch Coal, Inc.	2.2%
Joy Global, Inc.	2.2%
Peabody Energy Corp.	2.2%
Coventry Health Care, Inc.	2.1%
Denbury Resources, Inc.	2.1%
Phelps Dodge Corp.	2.1%
The Timkin Co.	1.9%

Top Sectors

% of Market Value
Consumer Discretionary	21.2%
Energy	20.4%
Industrials	13.3%
Financials	9.7%
Health Care	8.8%
Information Technology	8.7%
Utilities	8.6%
Materials	3.3%
Consumer Staples	2.8%

MSF-45

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the BlackRock Strategic Value Portfolio returned 5.6%, compared to its benchmark, the Russell 2000 Value Index1, which returned 10.4%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe2, was 8.1% over the same period.

PORTFOLIO REVIEW

After posting strong gains in the first quarter, domestic equity markets sold off in the second quarter as investors grew increasingly concerned about rising inflation, increasing interest rates, and a slowing domestic economy. On June 29th, the Federal Reserve raised its target for short-term interest rates to 5.25%, marking the seventeenth consecutive 25 basis point increase since June 2004. In this environment, small cap stocks outperformed their large cap counterparts, while value outperformed growth across the market capitalization spectrum. Within the benchmark Russell 2000 Value Index, all major sectors ended the period in positive territory, with materials, industrials, and energy the most notable performers among the sectors. The Portfolio underperformed on a relative basis as relative gains in industrials and consumer discretionary were overshadowed by weakness in materials and financials.

Industrials stocks posted significant gains since the beginning of the year, fueled largely by an expanding domestic economy. However, mounting fears of an economic slowdown put downward pressure on the sector in May and June. Within the sector, overweights in shippers and electrical equipment names were the most notable contributors to the Portfolio’s relative performance. For example, the Portfolio holding American Commercial Lines added value as the marine shipper posted solid gains. The company manufactures barges, towboats, and other vessels and provides barge transportation and related services. In June, management significantly raised its earnings outlook for 2006 and announced a new wage and benefit package for its employees. The market responded favorably, pushing the stock up over 27% in the second quarter. Since its initial public offering last October, the share price appreciated over 113%.

Although consumer discretionary stocks ended the period in positive territory, investors grew increasingly concerned about the sustainability of consumer spending in an environment of rising interest rates, $3 a gallon gasoline, and a slowing domestic economy. Within this sector, good stock selection gains offset the negative impact of an overweight in an otherwise weak sector. Key areas of strength included media, auto components and leisure holdings. Exposure to Marvel Entertainment was a key driver of relative performance. In late February, management reported better-than-expected earnings and raised guidance for 2006. Investors reacted favorably, pushing shares up over 22% during the period.

The materials sector proved to be the most significant source of underperformance as disappointing stock selection and an underweight in a relatively strong sector combined to dampen return comparisons. From an allocation standpoint, an underweight in metals and mining names was the most notable detractor. Within the benchmark Russell 2000 Value Index, these stocks were up over 46% during the period. Stock selection, particularly among chemicals manufacturers and containers & packaging names, also detracted from relative sector performance.

In financials, an underweight in Real Estate Investment Trusts (REITs), which make up over 10% of the Russell 2000 Value Index, hampered relative performance. Additionally, weakness from select insurance holdings detracted from return comparisons. In particular, National Financial Partners, which operates as a bridge between large financial service product manufacturers and a network of independent financial service distributors, reported first quarter earnings that fell short of expectations.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-46

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 VALUE INDEX

Average Annual Returns as of June 30, 2006

	BlackRock Strategic Value Portfolio			Russell 2000 Value Index
	Class A	Class B	Class E
6 Months	5.6%	5.5%	5.6%	10.4%
1 Year	9.5%	9.2%	9.3%	14.6%
5 Years	7.9%	7.7%	7.7%	13.1%
Since Inception	13.6%	7.9%	8.0%	15.5%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2006

Top Holdings

% of Total Net Assets
The Brinks Co.	3.4%
Piper Jaffray Co.	3.1%
DJ Orthopedics, Inc.	2.3%
Walter Industries, Inc.	2.2%
Hanover Insurance Group, Inc.	2.1%
Sterling Financial Corp. (Washington)	2.0%
Phillips-Van Heusen Corp.	1.7%
National Financial Partners Corp.	1.7%
Hain Celestial Group, Inc.	1.7%
Per-Se Technologies, Inc.	1.6%

Top Sectors

% of Market Value
Financials	28.1%
Consumer Discretionary	20.8%
Industrials	16.8%
Health Care	11.0%
Information Technology	8.8%
Energy	4.5%
Utilities	3.5%
Consumer Staples	2.9%
Materials	2.5%

MSF-47

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned 5.4%, compared to its benchmark, the Russell 2000 Growth Index1, which returned 6.1%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was 5.3% over the same period.

PORTFOLIO REVIEW

During the six months ended June 30, 2006, domestic equity markets were mixed, with most major market indexes up moderately. For example, the Standard & Poor’s 500 Index (S&P 500)3 was up 2.7%, while the Russell 1000 Growth Index4, composed primarily of larger cap growth stocks, posted a -0.9% return. Small cap stocks, especially small cap value stocks, led the market, with the Russell 2000 Growth Index rising 6.1% and the Russell 2000 Value Index5 gaining 10.4%.

The U.S. economy showed signs of growth during the period, supported by solid consumer confidence and a strengthening labor market. However, toward period-end, inflation concerns increased as the Consumer Price Index (CPI), including food and energy costs, was up 0.5% in May. Core CPI, which excludes food and energy costs, rose 0.1% in May from a month earlier and was 2.4% higher than the same period a year earlier. In addition, crude oil increased to a high of nearly $75 a barrel in early May and ended the period at almost $74 a barrel. The Federal Reserve Board (Fed) raised the federal funds target rate to 5.25% in June, the 17th consecutive quarter-point increase. The Fed cited continued inflation concerns, but was not particularly clear in its guidance for future rate actions. The combination of higher short-term interest rates and energy costs, as well as higher long-term bond yields, put downward pressure on the housing market. Although May sales of new homes unexpectedly rose 4.6% from April, there was evidence of a slowing housing market as new home sales declined 6.6% and sales of previously owned homes fell 1.2% from a year earlier. Despite rising interest rates and a weakening housing market, job growth and stabilizing gasoline prices positively affected confidence measures. For example, the Conference Board’s consumer confidence index rose to 105.7 in June from 104.7 in May. The unemployment rate fell to an estimated 4.6% in June, down from 4.9% in December 2005.

During the period, the most significant contributor to the Portfolio’s performance relative to the Russell 2000 Growth Index came from our industrial services sector investments, where our overweighted oilfield services and equipment industry exposure benefited performance. In addition, stock selection in the finance sector helped relative performance. In particular, our holdings in real estate development, real estate investment trusts, and regional banks performed well. Stock selection in the health services sector also helped the Portfolio’s relative performance.

One of the most significant detractors from performance during the period was stock selection in the technology services sector, as our Internet software and services and packaged software holdings generally performed poorly. The Portfolio had no exposure to the strong non-energy minerals sector, particularly metals-related stocks, which also hindered relative performance. In addition, stock selection in the process industries sector negatively impacted relative performance.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-48

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of June 30, 2006

	Franklin Templeton Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
6 Months	5.4%	5.2%	5.3%	6.1%
1 Year	11.7%	11.4%	11.4%	14.6%
5 Years	3.4%	3.2%	3.3%	3.5%
Since Inception	2.6%	2.4%	2.5%	4.4%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Varian Semiconductor Equipment, Inc.	2.0%
Helix Energy Solutions Group, Inc.	1.9%
Penn National Gaming, Inc.	1.7%
Superior Energy Services, Inc.	1.6%
Forward Air Corp.	1.4%
FMC Technologies, Inc.	1.4%
Orient- Express Hotels, Ltd. (Class A)	1.4%
ViaSat, Inc.	1.4%
Knight Transportation, Inc.	1.4%
Trimble Navigation, Ltd.	1.4%

Top Sectors

% of Equity Market Value
Information Technology	32%
Health Care	17%
Industrials	13%
Financials	12%
Consumer Discretionary	12%
Energy	10%
Materials	4%

MSF-49

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 9.4%, compared to its benchmark, the Russell 2000 Index1, which returned 8.2%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe2, was 6.5% over the same period.

PORTFOLIO REVIEW

We continued to emphasize high-quality investments with prospects for above-average capital appreciation across the spectrum of both small cap growth and small cap value stocks. As of June 30, the Portfolio was close to evenly balanced between small companies we believe are misunderstood or undiscovered and represent attractive values, and small companies we believe have the potential for significant growth. Our holdings in the consumer discretionary sector were reduced during the quarter to below the benchmark weight, given headwinds this sector is facing from higher energy prices and a diminishing stimulus from mortgage refinance activity. We modestly increased our holdings in financial services and utilities.

Stock selection was broadly positive during the six-month period, driving the Portfolio’s performance above the small cap core indices and peer group. The strongest contributing sectors included financial services, materials and processing, and industrials with no sectors lagging materially during the period. Sector allocation was a neutral factor. Three of our best stocks for the period were Chaparral Steel, American Commercial Lines, and FMC Technologies. Our top performer was Chaparral Steel, a manufacturer of structural steel products and steel bars. The stock has nearly tripled since we purchased shares in July 2005 when the company was spun-off from Texas Industries, another long-standing holding of the Portfolio. Chaparral has clearly benefited from the strong commercial construction environment and the ability to raise prices, as the supply of steel remains relatively tight. American Commercial Lines operates freight barges and towboats on inland waterways in North and South America. Solid unit growth in grain and coal shipments, price increases stemming from tight barge capacity, and improved fleet utilization have generated strong earnings growth – driving the stock price up over 150% since it was added to the Portfolio in October of 2005. FMC Technologies Inc. is an energy services company specializing in offshore exploration and production of crude oil and natural gas. With oil prices at high levels, demand for deepwater and sub-sea drilling equipment has been strong. One disappointing holding during the period was Sunterra Corp., an operator of vacation ownership resorts. The company encountered an accounting problem at a small European subsidiary that prevented it from filing its financial statements with the SEC, leading to the departure of key members of senior management. The stock was sold as we could not ascertain when the company could remedy the accounting issues and realize the value of the underlying assets.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-50

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 INDEX

Average Annual Returns as of June 30, 2006

	Loomis Sayles Small Cap Portfolio			Russell 2000 Index
	Class A	Class B	Class E
6 Months	9.4%	9.3%	9.3%	8.2%
1 Year	16.4%	16.1%	16.2%	14.6%
5 Years	6.7%	N/A	6.6%	8.5%
10 Years	9.8%	N/A	N/A	9.1%
Since Inception	—	15.6%	7.2%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
East West Bancorp, Inc.	1.0%
UGI Corp.	1.0%
RBC Bearings, Inc.	0.8%
Chaparral Steel Co.	0.8%
Wright Express Corp.	0.8%
Helix Energy Solutions Group, Inc.	0.8%
Universal Compression Holdings, Inc.	0.8%
CommScope, Inc.	0.7%
CARBO Ceramics, Inc.	0.7%
PeopleSupport, Inc.	0.7%

Top Sectors

% of Equity Market Value
Financials	20.3%
Industrials	19.9%
Information Technology	19.3%
Consumer Discretionary	12.0%
Health Care	9.2%
Energy	6.3%
Materials	3.9%
Utilities	2.7%
Consumer Staples	1.2%
Telecommunications	1.2%

MSF-51

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Russell 2000 Index Portfolio returned 8.2%, compared to its benchmark, the Russell 2000 Index1, which returned 8.2%. The Portfolio’s performance cannot exactly duplicate the Russell 2000 Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

Despite mixed earnings and macroeconomic reports, the Russell 2000 Index closed at an all-time high on May 5 with a year-to-date return of 16.5%. However, inflation concerns and increased volatility in the latter half of the second quarter reversed some of the gains resulting in an 8.2% six-month return. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 100 basis points since the beginning of the year to a level of 5.3%. The price of oil continued to rise, closing at approximately $74 per barrel at the end of the first half of the year, up approximately 21% from year-end. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

All twelve Russell 2000 sectors experienced positive returns for the first six months of 2006. The financial services sector, the largest sector with a beginning-of-year benchmark weight of 23.4%, was up 9.1%, and had the largest positive impact on the benchmark return. The best-performing sectors on an absolute basis were materials & processing (9.7% beginning weight, up 17.6%); other energy (5.5% beginning weight, up 15.9%); and producer durables (7.5% beginning weight, up 15.3%).

Health care (11.9% beginning weight, up only 0.3%) was the weakest-performing sector and had the smallest positive impact to the benchmark return. The next weakest-performing sectors were consumer discretionary (18.2% beginning weight, up 2.7%) and technology (13.9% beginning weight, up 4.7%).

The stocks with the largest positive impact to the benchmark return during the first six months of 2006 were Hansen Natural, up 141.6%; Jones Lang LaSalle, up 74.4%; and Frontier Oil, up 73.0%. The stocks with the largest negative impact to the benchmark return were Neurocrine Biosciences, down 83.1%; CNET Networks, down 45.7%; and Websense, down 37.4%.

On June 30, 2006 Frank Russell underwent their annual reconstitution. In total, 287 companies were added to the Russell 2000 Index and 267 were deleted. The difference of 20 names is due to IPO additions on a quarterly basis and attrition throughout the period between annual reconstitutions. The post rebalance average market cap of a Russell 2000 constituent is roughly $1 billion. The annual Russell 2000 reconstitution generated approximately 35% turnover.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-52

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 INDEX

Average Annual Returns as of June 30, 2006

	Russell 2000 Index Portfolio			Russell 2000 Index
	Class A	Class B	Class E
6 Months	8.2%	8.1%	8.1%	8.2%
1 Year	14.3%	14.1%	14.2%	14.6%
5 Years	8.0%	7.8%	8.0%	8.5%
Since Inception	9.1%	9.1%	8.6%	9.4%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
iShares Russell 2000 Index Fund	4.8%
Maverick Tube Co.	0.2%
Hologic, Inc.	0.2%
RSA Security	0.2%
Phillips-Van Heusen Corp.	0.2%
JetBlue Airways Corp.	0.2%
FormFactor, Inc.	0.1%
Alexandria Real Estate Equities, Inc. (REIT)	0.1%
3Com Corp.	0.1%
Big Lots, Inc.	0.1%

Top Sectors

% of Equity Market Value
Financial Services	23.9%
Consumer Discretionary	19.0%
Technology	13.6%
Health Care	11.6%
Materials & Processing	9.2%
Producer Durables	7.3%
Other Energy	4.8%
Auto & Transportation	4.2%
Utilities	3.9%
Consumer Staples	1.9%

MSF-53

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 0.2%, compared to its benchmark, the Russell 2000 Growth Index1, which returned 6.1%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was 5.3% over the same period.

PORTFOLIO REVIEW

Small-cap growth stocks generally rose in the first half of 2006, but a sharp stock market decline from mid-May to mid-June erased a large portion of their earlier gains. Investor sentiment deteriorated rapidly in mid-May amid concerns that rising inflation would force the Federal Reserve to raise interest rates more than investors had expected, which, in turn, could crimp economic and corporate profit growth. In response, investors became risk averse and shunned traditional growth stocks.

The economy accelerated at the beginning of 2006, but the growth showed signs of moderating in the second quarter. Although inflation has been mostly contained, Federal Reserve officials have increasingly noted that certain measures of inflation are at or above the upper end of their comfort zone. In response, the central bank raised the federal funds target rate in the last six months from 4.25% to 5.25%, a level not seen in five years.

Small-cap shares surpassed their larger peers in the first half, but value stocks did better than growth across all market capitalizations. In the small-cap growth universe, industrials and business services companies did very well, buoyed by the strong economy. Energy and materials stocks also produced excellent returns as some commodity prices reached their highest levels in a generation, though these sectors have relatively low representation in our opportunity set. Most other segments generated moderate gains, but the information technology and health care sectors declined slightly.

The industrials and business services sector contributed the most to the Portfolio’s absolute performance. Despite high fuel costs, road and rail stocks did best, particularly trucking company Old Dominion Freight Line, which surged nearly 40% amid increased shipping volume and higher prices. Commercial services and supply companies also did well. On the downside, air freight and logistics company UTi Worldwide, which is not in our Russell benchmark, struggled amid declining profit margins and high fuel costs.

Our consumer discretionary holdings generally produced gains. Education-related companies performed well, as did specialty retailers Zumiez (which sells sports apparel), Gymboree, and Christopher & Banks and Internet and catalog retailers Coldwater Creek and Sportsman’s Guide. Media stocks continued to disappoint, and we eliminated several broadcasters as it became clear that the industry was facing significant long-term challenges.

The energy sector also contributed to the Portfolio’s performance in absolute terms. Unfortunately, weak stock selection limited our gains. Specifically, owning non-benchmark stocks that fell substantially, such as Patterson-UTI Energy and Bill Barrett, hurt our relative performance. Not owning companies that rose strongly was also disadvantageous.

Information technology stocks generally detracted from our absolute performance, though electronic equipment and instrument companies bucked the negative trend. Makers of computers and peripherals did worst, led by Avid Technology, which tumbled nearly 40% due to weaker-than-expected earnings amid slackening sales. In the communications equipment and semiconductor segments, our lack of exposure to stocks that performed very well and poor performance of various non-benchmark holdings hurt our relative results.

The health care sector detracted the most from the Portfolio’s performance in absolute terms and, due to poor stock selection, substantially hurt our relative performance. Most underlying industries declined, led by providers and service companies, particularly Matria Healthcare and Omnicare. Equipment and supply companies contributed substantially to our underperformance, with Aspect Medical Systems and Thoratec among our weakest holdings in the entire Portfolio.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-tobook ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-54

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of June 30, 2006

	T. Rowe Price Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
6 Months	0.2%	0.1%	0.1%	6.1%
1 Year	9.1%	8.8%	8.9%	14.6%
5 Years	3.8%	N/A	3.7%	3.5%
Since Inception	5.6%	14.8%	4.0%	4.9%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
The Corporate Executive Board Co.	1.4%
Computer Programs & Systems, Inc.	1.1%
The Advisory Board Co.	1.1%
SkyWest, Inc.	1.0%
Ceradyne, Inc.	1.0%
Old Dominion Freight Line, Inc.	0.9%
Hologic, Inc.	0.9%
Kenexa Corp.	0.8%
Coldwater Creek, Inc.	0.8%
Oshkosh Truck Corp.	0.8%

Top Sectors

% of Market Value
Information Technology	25.3%
Health Care	19.3%
Industrials	18.0%
Consumer Discretionary	16.9%
Energy	10.1%
Financials	6.1%
Consumer Staples	1.5%
Materials	1.0%
Telecommunications	0.8%

MSF-55

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the FI International Stock Portfolio returned 5.7%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 10.2%. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe2, was 9.0% over the same period

PORTFOLIO REVIEW

Encouraged by better-than-expected corporate earnings and improved economic indicators and undaunted by higher energy prices, equity markets around the world continued to deliver broad-based gains in the first half of the year. During the first quarter of 2006, global economies rallied despite continued interest rate increases, investor concerns about employment growth, and the negative impact of high oil prices on consumer spending. The emerging markets, especially in Latin America, were among the best performing regions, as interest rates there were either reduced or rose more slowly than expected and domestic demand remained strong. European equities also delivered positive returns during the period, largely fueled by strong economic growth—particularly in Germany, a strengthening euro, and increased merger activity. The second quarter was the opposite of the first quarter as global economies sank. The emerging markets, especially in Europe and Latin America, were among the poorest performing regions, as higher U.S. interest rates made riskier foreign stocks less attractive to U.S. investors. Developed markets, such as Japan, also stumbled during the period, largely fueled by concerns of slower economic growth and higher borrowing costs worldwide.

In this environment, FI International Stock Portfolio underperformed the MSCI EAFE Index. Astute stock selection within Industrials was the largest contributor to Portfolio performance versus the index, as key out-of-benchmark capital goods-related names were top performers. Favorable stock selection in the Energy sector through key out-of-benchmark oil & gas-related companies also contributed to the relative performance of the Portfolio. Conversely, disappointing stock selection in the Financials arena detracted the most from the Portfolio’s relative return, as certain diversified financial stocks suffered declines. Additionally, poor stock selection in the Consumer Discretionary and Materials sectors, as well as an overweighting in the Information Technology arena, further diminished Portfolio returns, most notably in key retail-related names.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-56

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI EAFE INDEX

Average Annual Returns as of June 30, 2006

	FI International Stock Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
6 Months	5.7%	5.6%	5.6%	10.2%
1 Year	25.7%	25.4%	25.5%	26.6%
5 Years	7.6%	N/A	7.4%	10.0%
10 Years	4.2%	N/A	N/A	6.4%
Since Inception	—	10.8%	5.8%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Roche Holding AG	1.9%
Allianz AG	1.8%
BP, Plc. (ADR)	1.8%
AXA S.A.	1.8%
Total S.A.	1.7%
Novartis AG	1.4%
HSBC Holdings, Plc.	1.3%
Sanofi-Aventis (ADR)	1.3%
Sumitomo Mitsui Financial Group, Inc.	1.2%
GlaxoSmithKline, Plc.	1.2%

Top Sectors

% of Equity Market Value
Financials	34.0%
Industrials	13.8%
Information Technology	11.1%
Consumer Discretionary	9.6%
Energy	9.4%
Health Care	8.4%
Materials	5.9%
Consumer Staples	3.6%
Utilities	2.2%
Telecommunications	1.4%

MSF-57

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 9.9%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 10.2%. The Portfolio’s performance cannot exactly duplicate the MSCI EAFE Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

Despite mixed earnings and macroeconomic reports, the MSCI EAFE Index closed at an all-time high on May 9 with a year-to-date return of 19.1%. However, inflation concerns and increased volatility in the latter half of the second quarter reversed some of the gains, resulting in only a 10.2% six-month return. The weakening U.S. Dollar positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 6.6%. The price of oil continued to rise, closing at approximately $74 per barrel at the end of the first half, up approximately 21% from year-end. Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

For the first half of the year, twenty of the twenty-one EAFE countries experienced positive returns. The United Kingdom, which had a beginning-of-year weight of 24.0%, had the largest positive contribution to the index, up 13.8%. The three countries with the largest absolute positive returns were Norway (0.7% beginning weight, up 23.1%); France (9.3% beginning weight, up 17.4%); and Spain (3.7% beginning weight, up 16.5%.)

New Zealand (0.2% beginning weight) had the only negative contribution to the index, down 11.3%, but had negligible impact on the Portfolio because of its small weight. Japan (25.7% beginning weight), the largest weight of the index, returned 2.0% for the first two quarters of 2006. Three stocks, AstraZeneca, up 26.8%; HSBC Holdings, up 12.8%; and BP, up 11.5%, had the largest positive impact on the index return during the period. BHP Billiton Limited, up 30.3%, had the highest return for the period, but less impact because of its small weight. The three largest negative impacts came from Softbank Corp., down 46.8%; Telecom Corporation of New Zealand Limited, down 36.3%; and Seven & I Holdings, down 22.5%.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-58

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI EAFE INDEX

Average Annual Returns as of June 30, 2006

	Morgan Stanley EAFE Index Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
6 Months	9.9%	9.8%	9.9%	10.2%
1 Year	26.6%	26.4%	26.5%	26.6%
5 Years	9.4%	9.1%	9.2%	10.0%
Since Inception	5.9%	5.2%	7.1%	6.3%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
iShares MSCI EAFE Index Fund	3.6%
BP, Plc.	1.5%
HSBC Holdings, Plc.	1.3%
GlaxoSmithKline, Plc.	1.3%
Toyota Motor Corp.	0.8%
Total S.A.	0.8%
Royal Dutch Shell (A Shares)	0.9%
Vodafone Group, Plc.	0.9%
Nestle S.A.	0.8%
Novartis AG	0.8%

Top Sectors

% of Equity Market Value
Financials	29.6%
Consumer Discretionary	11.5%
Industrials	10.7%
Materials	8.8%
Energy	8.1%
Health Care	7.7%
Consumer Staples	7.5%
Information Technology	5.6%
Telecommunications	5.4%
Utilities	5.3%

MSF-59

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Oppenheimer Global Equity Portfolio returned 3.0%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned 6.1%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe2, was 5.2% over the same period.

PORTFOLIO REVIEW

The six-month period ended June 30, 2006 was characterized by significant global monetary tightening, as the U.S. and Europe increased interest rates and Japan positioned for possible rate hikes despite 0% inflation. Emerging markets, characteristic producers of commodities, benefited from rising commodity prices; however, liquidity concerns during May and June led to significant declines in their stock prices. Currencies remained relatively stable, with the U.S. dollar appreciating in the market sell-off, though still down for the year-to-date against the Euro. Concerns about oil prices still persisted, as did worries about the decline of housing prices in the U.S. and their consequent impact on consumption.

In contrast, we believe other global indicators supported continued economic growth. Confidence levels in Europe and Japan were fairly high, with consumers and corporations resuming spending after a hiatus of several years. Also, though pockets of weakness were beginning to show, the U.S. consumer continued to drive the current economic expansion.

The stocks in the Portfolio’s oil and gas sector outperformed as a whole, with Husky Energy, Inc., a long-standing Canadian oil and gas holding of the Portfolio, being one of the largest contributors to returns in the first half of 2006. Significant contributions to return were also delivered by Transocean, Inc., a provider of offshore contract drilling services for oil and gas wells; Hyundai Heavy Industries Co. Ltd., the world’s leading tanker manufacturer in Korea; and Zee Telefilms Ltd., one of the leading television channels in India.

A number of our larger holdings, including Ebay, Inc., Advanced Micro Devices, Inc., and Carnival Corp., which operates Carnival Cruise Lines, had a disappointing half-year as economic concerns, particularly those relating to competition, increased.

We were also finding more opportunities in the U.S., where valuations looked attractive compared to international markets. Wal-Mart Stores, Inc., a recent purchase and the world’s largest retailer, was available during the period at approximately 15 times forward earnings, the cheapest valuation in its history. Although the market is concerned about the company’s labor practices, Wal-Mart still exhibited an ability to grow earnings faster than GDP, efficient use of capital, great franchise, and availability at a reasonable price.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-60

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI WORLD INDEX

Average Annual Returns as of June 30, 2006

	Oppenheimer Global Equity Portfolio			MSCI World Index
	Class A	Class B	Class E
6 Months	3.0%	2.9%	2.9%	6.1%
1 Year	17.6%	17.3%	17.4%	16.9%
5 Years	7.1%	N/A	7.0%	5.7%
Since Inception	7.8%	14.5%	6.0%	6.5%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Telefonaktiebolaget LM Ericsson (Class B)	3.3%
eBay, Inc.	2.2%
Vodafone Group, Plc.	2.2%
Sanofi-Aventis	1.8%
Reckitt Benckiser, Plc.	1.7%
Hennes & Mauritz AB (Series B)	1.6%
Microsoft Corp.	1.6%
Royal Bank of Scotland Group, Plc.	1.5%
Advanced Micro Devices, Inc.	1.4%
Sony Corp.	1.3%

Top Sectors

% of Equity Market Value
Information Technology	25.4%
Consumer Discretionary	17.9%
Financials	14.5%
Health Care	12.4%
Industrials	9.3%
Consumer Staples	8.6%
Energy	6.5%
Telecommunications	4.5%
Utilities	0.5%
Materials	0.4%

MSF-61

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the BlackRock Diversified Portfolio returned 0.9%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 1.4%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Growth Funds Universe3, was 2.1% over the same period.

PORTFOLIO REVIEW

For the period ended June 30, 2006, we maintained an allocation of 65% equities and 35% bonds. We continued to hold our moderately overweight allocation in equity, as company earnings continued to be quite solid and capital spending and strong exports in the U.S. have compensated for a slowdown in consumer spending. Equity market valuation is in line with averages over the past 25 years.

The first half of 2006 was a volatile period for domestic equity markets. Although the S&P 500 finished the first half of the year with a modest 2.7% return, there were two distinct themes that dominated headlines within this timeframe. The first was dictated by a continued bullish sentiment that fueled investors’ risk appetites, driving all equity indices up for the first four-plus months of the year. However, by mid-May investors became concerned about slowing economic growth and inflation fears, as well as the continuation of the Federal Reserve’s interest rate hikes. Equities sold off sharply during late May and June, especially riskier small cap names that had exhibited strong momentum over the last few years. After a 7.5% correction in the S&P 500 from mid-May to mid-June, stock prices stabilized toward the end of June. All in all, the sell-off erased much, but not all, of the S&P 500’s gains early in the year.

For the equity portion of the Portfolio, the quantitative model demonstrated little predictive power in the first quarter, and then displayed modestly predictive power during the second quarter. The Earnings Expectation and Valuation factor groups both exhibited predictive power, although the Earnings Expectation factor’s strength was more powerful. However, in the second quarter, very poor model performance in the Finance sector, as well as poor performance from several highly ranked individual holdings, led to overall portfolio underperformance in the first half of the year. Overall, the best performing factors were Revisions Up, Book-to-Price and Earnings Surprise. The weakest factor was Forecast Estimate Dispersion.

From a relative return perspective, Health Care and Consumer Non-Cyclicals were the strongest sectors over the first half of 2006. Positions that helped performance included an underweight position in UnitedHealth Group (down 28%) and an overweight position in Archer-Daniels-Midland (up 66%). Unfortunately, this strength was overwhelmed by poor relative performance in the Technology sector over the first half. Also impacting performance was weak second-quarter performance in the Finance sector, as well as several other highly ranked names across the universe that underperformed, despite positive model performance. Positions such as highly ranked Bank of America, Citigroup, and Lehman Brothers hurt relative performance in Finance. In other sectors, highly ranked overweight positions such as Advanced Micro Devices (down 19%), Jabil Circuit (down 31%), Patterson-UTI Energy (down 16%), Louisiana Pacific (down 19%) and Microsoft (down 10%) were a drag on performance.

For the bond portion of the Portfolio, a short duration position relative to its benchmark benefited performance in a rising interest rate environment. During the period, the Portfolio was underweight corporate securities with a bias toward higher quality credits and financials. Security selection within corporate securities was beneficial to performance. Within the Corporate sector, the Portfolio maintained a barbell strategy: overweight both the shorter maturity front-end and longer maturity 30-year issues. The Portfolio reduced its underweight to Mortgage-Backed Securities in the second quarter and security selection within that sector was beneficial to performance. Within the Mortgage sector, the Portfolio favored allocations to collateralized mortgage obligations and hybrid adjustable rate mortgages. The Portfolio maintained an underweight to agency securities. Within this sector, holdings were focused in callable debentures. The Portfolio’s high yield and non-dollar allocations contributed to performance over the period. The Portfolio’s overweight position to Asset-Backed securities was also a positive contributor. Within this sector the Portfolio maintained holdings concentrated in credit card and home equity issues.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-62

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2006

	BlackRock Diversified Portfolio				Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E	S&P 500 Index
6 Months	0.9%	0.7%	0.8%	2.7%	-0.7%
1 Year	3.6%	3.4%	3.5%	8.6%	-0.8%
5 Years	2.8%	N/A	2.7%	2.5%	5.0%
10 Years	6.5%	N/A	N/A	8.3%	6.2%
Since Inception	—	4.9%	2.2%	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	9.1%
Federal Home Loan Mortgage Corp.	2.8%
General Electric Co.	2.5%
Citigroup, Inc.	1.9%
Federal Home Loan Bank	1.7%
Bank of America Corp.	1.6%
Pfizer, Inc.	1.5%
Exxon Mobil Corp.	1.5%
Chevron Corp.	1.3%
JPMorgan Chase & Co.	1.3%

Top Equity Sectors

% of Equity Market Value
Financials	21.4%
Information Technology	16.8%
Health Care	12.1%
Energy	9.9%
Consumer (non-cyclical)	7.9%

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgages	32.7%
Investment Grade Corporate	21.6%
Commercial Mortgage Backed Securities	16.9%
Asset Backed Securities	16.5%
U.S. Treasury	5.4%

MSF-63

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the MFS Total Return Portfolio returned 1.9%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index (“Lehman Index”) (40%)2, which returned 1.4%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Moderate Funds Universe3, was 1.6% over the same period.

PORTFOLIO REVIEW

Global economies continued to expand during the six-month period ended June 30, 2006. At the same time, fears of accelerating inflation plagued financial markets and prompted central bankers around the world to tighten monetary policy. The Federal Reserve “Fed”, which began raising interest rates in June 2004, continued to boost interest rates at a measured pace throughout the six-month period. By the period end on June 30, 2006, the federal funds target rate had climbed to 5.25%. This rise in interest rates led to a decline in most segments of the bond market.

Oil was a wild card throughout the period. The aftermath of last fall’s hurricanes, political tensions in the Middle East, supply interruption in Nigeria, and the consideration of sanctions against Iran drove oil prices higher. The price increases put pressure on consumers and businesses around the world by cutting into disposable income, pushing input costs higher, and spurring inflation. In response, central bankers raised interest rates in an effort to maintain growth while keeping inflation in check.

Most major global stock indices rose over the six-month period, despite higher oil prices, faster inflation, and tighter monetary policy. The gains were led by a rise in corporate profits, which continued to grow—albeit at a slower pace than they did in 2004 and 2005. From a valuation standpoint, markets looked solid. Corporate restructuring efforts and structural reforms in many countries continued to create a more stable investment environment. Over the period, international markets dramatically outperformed the U.S. markets, as they have over the past few years.

U.S. stocks fell again in June and the first weeks of July and hit a low in mid-June after the Consumer Price Index, a measure of the average change in prices of goods and services over time, was released. While the Fed’s less aggressive stance on future interest-rate moves gave stocks room to recoup some gains later in the month, most stock indices still finished in negative territory. Since the beginning of May through July 14, 2006, the S&P 500 Index had fallen 4.9%, while the Dow Jones Industrial Average4 was down 4.6%, and the NASDAQ Composite Index5 was off 11.6%.

CONTRIBUTORS TO PERFORMANCE

Within the equity portion of the Portfolio, the health care, financial services, and retailing sectors boosted performance relative to the Portfolio’s benchmark, the S&P 500.

Strong relative performance in the health care sector was primarily driven by stock selection, and was also supported by our decision to underweight this weak-performing sector. Pharmaceutical company Merck was among the Portfolio’s top contributors. Our decisions to avoid benchmark constituent UnitedHealth Group and to underweight biotechnology company Amgen also helped as these stocks trailed performance of the benchmark by a considerable margin.

A strong showing in the financial services and retailing sectors also resulted from security selection. Within the financial services sector, PNC Financial Services Group was the top relative performer. Not owning the poor-performing insurance company American International Group also proved favorable to results. In the retailing sector, office products retailer OfficeMax was the largest contributor to relative returns.

Underweighting several stocks in other sectors further strengthened relative performance, including software giant Microsoft (not owned by Portfolio at period-end), semiconductor company Intel, and industrial conglomerate General Electric. Our decision to invest in drilling rig operator GlobalSantaFe, which is not a constituent of the S&P 500 Index, also bolstered results.

During the reporting period, currency exposure within the equity portion of the Portfolio was a contributor to relative performance. MFS’ equity investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our Portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the Portfolio, our overweighted positions in “BBB”- rated securities and our holdings in out of index “BB”- rated securities added to performance relative to the Lehman Index. (The Lehman Index does not include bonds rated lower than “BBB”). Our exposure to Government Agency and Inflation-Linked securities also helped relative returns. Additionally, the Portfolio generated higher yields than the Lehman Index over the period.

DETRACTORS FROM PERFORMANCE

Within the equity portion of the Portfolio, stock selection in the basic materials and energy sectors detracted from performance relative to the S&P 500 Index. In basic materials, packaging manufacturer Owens-Illinois and newsprint maker Bowater (neither of which is a constituent of the Index) were among the Portfolio’s top detractors. In energy, not owning strong-performing oil field services company Schlumberger and our underweighted positions in integrated oil and gas company ExxonMobil held back relative returns.

Elsewhere, global telecom equipment company and non-index constituent Nortel Networks, network security software company Symantec, software developer Compuware, global communications company Sprint Nextel, and pharmaceutical company Wyeth dampened results. Not holding communications service provider BellSouth also detracted as it outperformed the S&P 500 Index.

Within the fixed income portion of the Portfolio, our positions in long-maturity corporate issues held back returns relative to the Lehman Index.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

4 The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally regarded to the leade Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million. Direct investment in the Index is not possible.

5 NASDAQ Composite Index is a market-weighted index of all common stocks traded over-the-counter that are included in the NASDAQ quotation system. It excludes those listed on an exchange and those with only one market maker. It is an index of predominantly smaller capitalization companies. This is a total return index with dividends reinvested, as calculated by Wilshire Associates. Direct investment in the Index is not possible.

MSF-64

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2006

	MFS Total Return Portfolio				S&P 500 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E	Class F
6 Months	1.9%	1.8%	1.8%	N/A	2.7%	-0.7%
1 Year	4.2%	3.9%	4.0%	N/A	8.6%	-0.8%
5 Years	5.1%	N/A	N/A	N/A	2.5%	5.0%
10 Years	8.2%	N/A	N/A	N/A	8.3%	6.2%
Since Inception	—	5.5%	6.2%	-1.8%	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class E and Class F shares are: 5/1/87, 5/1/02, 4/26/04 and 5/1/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	10.80%
United States Treasury Notes	10.70%
Bank of America Corp.	2.60%
Federal Home Loan Bank	2.50%
Merck & Co., Inc.	1.50%
Federal Home Loan Mortgage Corp.	1.40%
Wyeth Pharmaceuticals	1.40%
JPMorgan Chase & Co.	1.30%
United States Treasury Bonds	1.30%
Sprint Nextel Corp.	1.30%

Top Equity Sectors

% of Equity Market Value
Financial Services	26.5%
Energy	11.5%
Utilities	11.0%
Health Care	9.2%
Information Technology	8.5%

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgage Backed Securities	34.9%
Government	31.7%
Corporate	19.7%
Agency	5.7%
Commercial Mortgage Backed Securities	4.9%

MSF-65

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the BlackRock Bond Income Portfolio returned -0.3%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned -0.7%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe2, was -0.7% over the same period.

PORTFOLIO REVIEW

During the six-month period ended June 30, 2006, the Federal Open Market Committee (FOMC) continued toward its stated objective of the removal of monetary policy accommodation by increasing the federal funds target rate in four consecutive 25 basis point increments at each of their scheduled meetings in the first half of the year. These actions, combined with thirteen previous increases of identical amounts orchestrated over the past two years, brought the target to its period-end level of 5.25%. The FOMC stated that it believes that economic growth is moderating due to a cooling of the housing market and the lagged effects of increases in interest rates and energy prices. That being said, the Committee also noted that core inflation readings have been elevated in recent months and some inflation risks remain.

As the Fed continued to focus on inflation risk, bond investors were implementing significant risk reduction in the second quarter of 2006. April saw the continuation of the first quarter’s excess returns for the major spread sectors, but during both May and June, the Lehman Agency, Credit, Asset Backed Securities (ABS), Mortgage Backed Securities (MBS), Commercial Mortgage Backed Securities (CMBS), High Yield, and Emerging Market Indices all underperformed duration-adjusted Treasury Securities. This flight to quality subsided following the FOMC’s late June statement announcing a bias to pause further rate hikes, and spreads tightened over the second quarter’s last two days.

The U.S. dollar decline we saw at the end of the first quarter accelerated through the first two months of the second quarter. Stronger central bank language and improving economic indicators out of both Japan and the Euro-zone continued to fuel this decline, as did growing concern that the FOMC would pause or even ease (lower interest rates) in the near future. As a result, the U.S. dollar posted its biggest quarterly loss since 2004.

The Portfolio’s short duration position relative to its benchmark benefited relative performance in a rising interest rates environment. During the period, the Portfolio was underweight in the Corporate Bond sector with a bias toward higher quality credits and financials. Security selection within corporate securities was beneficial to performance. Within Corporates, the Portfolio maintained a barbell strategy, overweighting both short-term bonds and longer maturity, 30-year issues. The Portfolio reduced its underweight to Mortgage-Backed Securities in the second quarter and security selection in that sector was beneficial to performance. Within the Mortgage sector, the Portfolio favored allocations to collateralized mortgage obligations and hybrid adjustable rate mortgages. The Portfolio maintained an underweight to Agencies. Within this sector, holdings were focused in callable debentures. The Portfolio’s High Yield and Non-Dollar bond allocations contributed to performance over the period. The Portfolio’s overweight position to Asset-Backed Securities was a positive contributor. Within this sector, the Portfolio maintained holdings concentrated in credit card and home equity issues.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-66

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2006

	BlackRock Bond Income Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	-0.3%	-0.5%	-0.4%	-0.7%
1 Year	-0.2%	-0.5%	-0.3%	-0.8%
5 Years	5.1%	4.8%	N/A	5.0%
10 Years	6.3%	N/A	N/A	6.2%
Since Inception	—	4.8%	4.4%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	24.2%
United States Treasury Notes	8.3%
Federal Home Loan Mortgage Corp.	5.2%
Federal Home Loan Bank	1.8%
Ford Credit Auto Owner Trust	1.6%
Citigroup, Inc.	1.4%
General Electric Co.	1.4%
GMAC Commercial Mortgage Services	1.3%
Government National Mortgage Association	1.2%
CWABS, Inc.	0.8%

Top Sectors

% of Market Value
Mortgages	31.1%
Investment Grade Corporate	20.4%
Asset Backed Securities	15.0%
Commercial Mortgage Backed Securities	14.1%
U.S. Treasury	12.2%
Agencies	5.0%
High Yield Corporate	2.1%

MSF-67

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned -0.8%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned -0.7% over the same period.

PORTFOLIO REVIEW

Interest rate volatility was high during the six-month period ending June 30, 2006. Interest rates were up an average of 0.77% along the yield curve. This was the result of the Federal Reserve raising interest rates four times, by 0.25% each time, during the period. At June 30, 2006, the Fed Funds rate was 5.25%. The 2-year Treasury finished at 5.15% (up from 4.40% at the end of 2005), and the 30-year Treasury finished at 5.19% (up from 4.54% at year-end). Additionally, the yield curve was flatter by 0.10% (from the 2 - 30 year treasury) at the end of June compared to the end of December. The six-month period contained some noteworthy events: January saw the change in Fed Chairmanship, as Ben Bernanke assumed the post following the departure of Alan Greenspan; and February marked the reintroduction of the 30-year Treasury Bond.

The CMBS (Commercial Mortgage Backed Security) sector was the top performer on an excess return basis (excess return is a bond’s return over that of a comparable duration Treasury). CMBS spreads were relatively tight, in spite of the strong supply in the primary CMBS market for the first half of 2006. Year-to-date issuance at the end of June surpassed the issuance posted for the first half of 2005.

The MBS (Mortgage Backed Securities) sector lost ground in the second quarter due to interest rate volatility and spread widening, after posting its strongest quarterly excess return since 2002 in the first quarter. However, the sector ended the half-year term with an excess return of 0.31%, the second strongest performer for the period.

With increased merger and acquisition activity, growing inflation concerns, and Fed tightenings, investors seemed uncertain, and thus the Corporate sector struggled. For the first half of 2006, the sector ranked as the second weakest performing sector on an excess return basis.

While the Government-Related sector reported the weakest excess return for the first half of 2006, the excess return results among its sub-sectors were mixed. The Agency sub-sector was the strongest performer on an excess return basis within the sector (0.22% versus 0.04% for Local Authorities, -0.17% for Supranationals, and -0.44% for Sovereigns). Sovereigns faltered because of the volatile performance of Mexico, whose debt widened amid the whirlwind of a presidential election and weakness in the international equity markets.

Effective April 1, Lehman Brothers added a new Health Insurance sub-sector to its family of indices. As a result, 26 U.S. dollar-denominated corporate bonds moved from the Healthcare sub-sector within Industrial (Consumer Non-Cyclical) to a new Health Insurance sub-sector within Financial Institutions (Insurance). The Healthcare sub-sector still resides in Industrial (Consumer Non-Cyclical).

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-68

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2006

	Lehman Brothers Aggregate Bond Index Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	-0.8%	-1.0%	-1.0%	-0.7%
1 Year	-1.1%	-1.4%	-1.2%	-0.8%
5 Years	4.6%	4.3%	4.5%	5.0%
Since Inception	4.9%	4.3%	4.5%	5.4%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index inception date is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	22.6%
United States Treasury Notes	18.5%
Federal Home Loan Mortgage Corp.	12.9%
Federal Home Loan Bank	7.4%
United States Treasury Bonds	5.4%
Government National Mortgage Association	3.3%
JPMorgan Chase Commercial Mortgage Securities Corp.	0.9%
Republic of Italy	0.9%
United Mexican States	0.7%
Sprint Capital Corp.	0.6%

Top Sectors

% of Market Value
Mortgage Backed Securities	34.6%
U.S. Treasury	24.1%
Government Related	15.2%
Industrials	9.0%
Finance	8.4%
Commercial Mortgage Backed Securities	4.3%
Utility	2.1%
Asset Backed Securities	1.2%

MSF-69

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

On May 1, 2006, the Western Asset Management High Yield Bond Portfolio succeeded to the operations of the predecessor fund, the Travelers High Yield Bond Trust. On that same date, MetLife Advisers, LLC succeeded Travelers Asset Management International Company, LLC as the Portfolio’s adviser and Western Asset Management Company became the Portfolio’s subadviser.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Western Asset Management High Yield Bond Portfolio returned 1.8%, compared to its benchmark, the Credit Suisse First Boston High Yield Index1, which returned 3.5%. The average return of its peer group, the Lipper Variable Insurance Products High Yield Funds Universe2, was 2.4% over the same period.

PORTFOLIO REVIEW

Interest rates moved broadly higher across the yield curve during the period, driven by a tighter-than-expected Federal Reserve, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Federal Reserve raised its target funds rate by 25 basis points (bps) at each of its four meetings, exceeding the market’s expectation late last year that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed’s new Chairman, but Bernanke gave no indication of any significant shift in Fed policy.

The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with growth of over 5% in the first quarter. Headline inflation (including food and energy) registered within the range of 3% to 4%, core inflation also drifted slightly higher, and TIPS’ (Treasury Inflation Protection Securities) forward breakeven spreads rose from 2.4% to 2.6%. Corporate profits exceeded expectations and federal and state tax revenues registered some of the strongest gains in real terms in history. Inflation concerns were fueled by modest gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies.

The housing market exhibited signs of a spreading slowdown, which in turn gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle. Mortgage rates have risen about 55 bps so far this year, and are up about 130 bps over the past 12 months, with the result that the Mortgage Banker’s Association Index of new mortgage applications has fallen almost 20%, and refinancing activity has dropped about 50% from last summer’s highs. The labor market exhibited modest growth in jobs, and the unemployment rate declined from 4.9% to 4.6%. Credit spreads were little changed on balance, thanks to a relatively stable economy and strong profit growth. Mortgage spreads were also relatively stable as volatility remained low.

The high-yield sector’s performance was driven in large part by lower quality issuers. For example, BB rated issuers returned 1.87%, B rated issuers returned 2.90% and CCC issuers returned 6.64%. The Portfolio’s higher quality bias was the major reason for underperforming its benchmark. The Portfolio had an average quality of B1/BB- when it transitioned to Western Asset on March 31, 2006. As part of the transition, Western Asset sold a number of higher quality issues to the extent that by the end of June the average quality was B2/B. Transaction costs associated with transitioning the Portfolio from the prior manager to Western Asset was the other major source of underperformance.

During the period, the Portfolio increased exposure to Aerospace/Defense and Home Building as valuations in these industries became attractive. In Aerospace/Defense the manager increased exposure to L-3 Communications and BE Aerospace. Home Building exposure was increased by taking new positions in U.S. Concrete and Jacuzzi Brands. During the second quarter, the Portfolio’s 5% position in cash was used to increase exposure to the Energy and Transportation sectors. The manager also believed that valuations in the Shipping sector were attractive and added exposure in that area. Finally, the Portfolio held a position in a high yield index product that was later sold. Approximately 1.00% of the proceeds were used to take exposure in the Emerging Market Debt sector. Issue selection aided relative performance for the period. For example, the Portfolio was overweight GM, Charter, and Ford (3 of the top 4 performers for the period), which returned 12.52%, 9.72%, and 8.58% respectively.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Credit Suisse First BostonTM High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody’s. Results assume the reinvestment of all capital gain and dividend distributions. An investment cannot be made directly into an index.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-70

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE

CREDIT SUISSE FIRST BOSTON HIGH YIELD BOND INDEX

Average Annual Returns as of June 30, 2006

	Western Asset Management High Yield Bond Portfolio	Credit Suisse First Boston High Yield Bond Index
	Class A
6 Months	1.8%	3.5%
1 Year	3.1%	5.0%
5 Years	9.2%	9.7%
10 Years	8.9%	7.1%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
General Motors Acceptance Corp.	3.1%
Ford Motor Co.	2.7%
Tenet Healthcare Corp.	1.7%
General Motors Corp.	1.7%
Chesapeake Energy Corp.	1.5%
Houghton Mifflin Co.	1.4%
Ford Motor Credit Co.	1.3%
R.H. Donnelley Corp. (144A)	1.3%
EchoStar DBS Corp.	1.3%
NRG Energy, Inc.	1.2%

Top Sectors

% of Market Value
U.S. High Yield	96.0%
U.S. Investment Grade	1.7%
Emerging Market	1.3%
Non U.S. Investment Grade	0.3%

MSF-71

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio (formerly Salomon Brothers Strategic Bond Opportunities Portfolio)

Managed by Western Asset Management Company

Portfolio Manager Commentary*

On May 1, 2006, Western Asset Management Company succeeded Salomon Brothers Asset Management Inc as the subadviser of the Portfolio, and the Portfolio’s name was changed from Salomon Brothers Strategic Bond Opportunities Portfolio to Western Asset Management Strategic Bond Opportunities Portfolio.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned -0.5%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned -0.7%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe2, was 0.1% over the same period.

PORTFOLIO REVIEW

Interest rates moved broadly higher across the yield curve during the period, driven by a tighter-than-expected Federal Reserve, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Federal Reserve raised its target funds rate by 25 basis points (bps) at each of its four meetings, exceeding the market’s expectation late last year that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed’s new Chairman, but Bernanke gave no indication of any significant shift in Fed policy.

The economy bounced back strongly from its weak showing in the fourth quarter, with growth of over 5% in the first quarter. Headline inflation (including food and energy) registered within the range of 3% to 4%, core inflation also drifted slightly higher, and TIPS’ (Treasury Inflation Protection Securities) forward breakeven spreads rose from 2.4% to 2.6%. Corporate profits exceeded expectations and federal and state tax revenues registered some of the strongest gains in real terms in history. Inflation concerns were fueled by modest gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies.

The housing market exhibited signs of a spreading slowdown, which in turn gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle. Mortgage rates have risen about 55 bps so far this year, and are up about 130 bps over the past 12 months, with the result that the Mortgage Banker’s Association Index of new mortgage applications has fallen almost 20%, and refinancing activity has dropped about 50% from last summer’s highs. The labor market exhibited modest growth in jobs, and the unemployment rate declined from 4.9% to 4.6%. Credit spreads were little changed on balance, thanks to a relatively stable economy and strong profit growth. Mortgage spreads were also relatively stable as volatility remained low.

An underweight (shorter) duration position benefited during the beginning of the period, but a shift to an overweight (longer) duration posture suffered as yields continued to rise and mitigated much of the earlier gains. A heavier exposure to short rates detracted from performance on the margin as the front end of the yield curve shifted up more than the long end as the curve flattened. A moderate exposure to corporate bonds was a small benefit, but advantageous issue selection and an emphasis on lower quality corporate bonds contributed significantly to relative performance. An overweight to the mortgage-backed sector was, on net, a small positive mainly through the collection of higher yields compared to Treasuries. Emerging market debt (EMD) performed extremely well in the first half of the period, but corrected later in the period. The Portfolio’s overall performance was enhanced by a paring back of exposure to EMD following spread tightening in that sector. Inflation expectations picked up over the period and a modest exposure to TIPS benefited the Portfolio.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-72

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2006

	Western Asset Management Strategic Bond Opportunities Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	-0.5%	-0.6%	-0.6%	-0.7%
1 Year	0.2%	-0.1%	0.1%	-0.8%
5 Years	6.8%	N/A	6.7%	5.0%
10 Years	6.8%	N/A	N/A	6.2%
Since Inception	—	7.6%	6.6%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	36.6%
Government National Mortgage Association	6.2%
U.S. Treasury Notes	6.0%
Washington Mutual, Inc.	3.6%
U.S. Treasury Bonds	3.0%
GSAMP Trust	2.0%
General Motors Acceptance Corp.	2.0%
U.S. Treasury Inflation Indexed Bonds	1.9%
GMAC Mortgage Corp. Loan Trust	1.9%
SLM Student Loan Trust	1.9%

Top Sectors

% of Market Value
Real Estate Mortgage Backed Securities	52.6%
U.S. Investment Grade	15.7%
U.S. High Yield	15.0%
Treasury	11.0%
Commercial Mortgage Backed Securities	1.9%
Emerging Market	1.3%
Agency	0.7%
Asset Backed Securities	0.1%
Equity	0.1%

MSF-73

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio (formerly Salomon Brothers U.S. Government Portfolio)

Managed by Western Asset Management Company

Portfolio Manager Commentary*

On May 1, 2006, Western Asset Management Company (“Western Asset”) succeeded Salomon Brothers Asset Management Inc as the subadviser of the Portfolio, and the Portfolio’s name was changed from Salomon Brothers U.S. Government Portfolio to Western Asset Management U.S. Government Portfolio.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the Western Asset Management U.S. Government Portfolio returned -0.2%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index1, which returned 0.0%. The average return of its peer group, a universe of twenty-two (22) short-term and intermediate term mutual and variable funds tracked by Morningstar, was -0.2% over the same period.

PORTFOLIO REVIEW

Interest rates moved broadly higher across the yield curve during the period, driven by a tighter-than-expected Federal Reserve, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Federal Reserve raised its target funds rate by 25 basis points (bps) at each of its four meetings, exceeding the market’s expectation late last year that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed’s new Chairman, but Bernanke gave no indication of any significant shift in Fed policy.

The economy bounced back strongly from its weak showing in the fourth quarter, with growth of over 5% in the first quarter. Headline inflation (including food and energy) registered within the range of 3% to 4%, core inflation also drifted slightly higher, and TIPS’ (Treasury Inflation Protection Securities) forward breakeven spreads rose from 2.4% to 2.6%. Corporate profits exceeded expectations and federal and state tax revenues registered some of the strongest gains in real terms in history. Inflation concerns were fueled by modest gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies.

The housing market exhibited signs of a spreading slowdown, which in turn gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle. Mortgage rates have risen about 55 bps so far this year and are up about 130 bps over the past 12 months, with the result that the Mortgage Banker’s Association Index of new mortgage applications has fallen almost 20% and refinancing activity has dropped about 50% from last summer’s highs. The labor market exhibited modest growth in jobs, and the unemployment rate declined from 4.9% to 4.6%. Credit spreads were little changed on balance, thanks to a relatively stable economy and strong profit growth. Mortgage spreads were also relatively stable as volatility remained low.

An overweight (longer) duration position for much of the period detracted from performance as yields rose. However, a heavier exposure to longer-term interest rates benefited the Portfolio as short rates rose more than long rates. A substantial overweight to the mortgage-backed and asset-backed sectors benefited the Portfolio because of the higher yield these bonds offer compared to Treasuries. Further, a preference for FNMA (Federal National Mortgage Association) sponsored issues over GNMA (Government National Mortgage Association) sponsored issues was an advantage as the former significantly outperformed the latter within the mortgage-backed sector.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Lehman Brothers Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-74

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX

Average Annual Returns as of June 30, 2006

	Western Asset Management U.S. Government Portfolio			Lehman Brothers Intermediate U.S. Government Bond Index
	Class A	Class B	Class E
6 Months	-0.2%	-0.3%	-0.4%	0.0%
1 Year	-0.2%	-0.4%	-0.4%	0.1%
5 Years	3.6%	N/A	3.4%	4.1%
10 Years	5.2%	N/A	N/A	5.5%
Since Inception	—	2.3%	3.4%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	45.9%
U.S. Treasury Notes	12.4%
Government National Mortgage Association	8.7%
U.S. Treasury Bonds	3.6%
Morgan Stanley Mortgage Loan Trust	2.8%
Countrywide Alternative Loan Trust	2.0%
Federal Home Loan Mortgage Corp.	1.9%
Federal Home Loan Bank	1.2%
JPMorgan Commercial Mortgage Finance Corp.	1.1%
Financing Corp. (FICO) Strips	1.0%

Top Sectors

% of Market Value
Mortgage	66.1%
Treasury	16.2%
Asset Backed Securities	8.4%
Agency	3.0%
Commercial Mortgage Backed Securities	2.1%
Cash/Other	4.2%

MSF-75

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, Inc.
Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2006, the Class A shares of the BlackRock Money Market Portfolio returned 2.2%; the Class B shares returned 2.1%; and the Class E shares returned 2.1%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe1, was 2.1% over the same period.

PORTFOLIO REVIEW

During the six-month period ended June 30, 2006, the Federal Open Market Committee (FOMC) continued toward its stated objective of the removal of monetary policy accommodation by increasing the federal funds target rate in four consecutive 25 basis point increments at each of their scheduled meetings in the first half of the year. These actions, combined with thirteen previous increases of identical amounts orchestrated over the past two years, brought the target to 5.25% by the end of the period. The FOMC stated that it believes that economic growth is moderating due to a cooling of the housing market and the lagged effects of increases in interest rates and energy prices. That being said, the Committee noted that core inflation readings have been elevated in recent months and some inflation risks remain. The money market yield curve shifted up and flattened slightly during the six-month period. Specifically, the spread between the one-month and twelve-month London Interbank Offered Rate (LIBOR) stood at 36 basis points at June 30, while Fed Funds futures contracts were indicating a terminal target rate of between 5.50-5.75% over the next six months.

The Portfolio assumed a relatively defensive posture during the semi-annual period, as the majority of money market securities purchased bore maturity dates at or prior to the next two to three FOMC meetings. The strategy employed maintained the Portfolio maturity in the 30-55 day range with the expectation that the proceeds at maturity would be reinvested at successively higher rates. Such investments typically offered a 5-25 basis point yield premium over the applicable federal funds target rate. As of June 30, 2006, we believe that the Portfolio was well positioned for higher short-term rates with 92% of the Portfolio maturing within 90 days.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service. The Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks but cannot assure a stable share price of $100.00. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.

MSF-76

Metropolitan Series Fund, Inc.

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in each Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 through June 30, 2006.

Actual Expenses

The first line for each share class of each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the relevant Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the relevant Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses paid during period* January 1, 2006 to June 30, 2006
BlackRock Aggressive Growth—Class A	Actual	0.80%	$1,000.00	$1,018.30	$4.00
	Hypothetical	0.80%	$1,000.00	$1,020.77	$4.01

BlackRock Aggressive Growth—Class B	Actual	1.05%	$1,000.00	$1,016.80	$5.25
	Hypothetical	1.05%	$1,000.00	$1,019.52	$5.26

BlackRock Aggressive Growth—Class D(a)	Actual	0.90%	$1,000.00	$943.80	$1.46
	Hypothetical	0.90%	$1,000.00	$1,006.85	$1.51

BlackRock Aggressive Growth—Class E	Actual	0.95%	$1,000.00	$1,017.50	$4.75
	Hypothetical	0.95%	$1,000.00	$1,020.02	$4.76

BlackRock Bond Income—Class A	Actual	0.47%	$1,000.00	$996.90	$2.33
	Hypothetical	0.47%	$1,000.00	$1,022.43	$2.36

BlackRock Bond Income—Class B	Actual	0.72%	$1,000.00	$995.50	$3.56
	Hypothetical	0.72%	$1,000.00	$1,021.18	$3.61

BlackRock Bond Income—Class E	Actual	0.62%	$1,000.00	$996.20	$3.07
	Hypothetical	0.62%	$1,000.00	$1,021.68	$3.11

BlackRock Diversified—Class A	Actual	0.52%	$1,000.00	$1,008.70	$2.59
	Hypothetical	0.52%	$1,000.00	$1,022.18	$2.61

BlackRock Diversified—Class B	Actual	0.77%	$1,000.00	$1,007.40	$3.83
	Hypothetical	0.77%	$1,000.00	$1,020.92	$3.86

BlackRock Diversified—Class E	Actual	0.67%	$1,000.00	$1,007.80	$3.34
	Hypothetical	0.67%	$1,000.00	$1,021.43	$3.36

BlackRock Investment Trust—Class A	Actual	0.56%	$1,000.00	$1,015.40	$2.80
	Hypothetical	0.56%	$1,000.00	$1,021.98	$2.81

BlackRock Investment Trust—Class B	Actual	0.81%	$1,000.00	$1,014.30	$4.05
	Hypothetical	0.81%	$1,000.00	$1,020.72	$4.06

MSF-77

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Unaudited)(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses paid during period* January 1, 2006 to June 30, 2006
BlackRock Investment Trust—Class E	Actual	0.71%	$1,000.00	$1,014.50	$3.55
	Hypothetical	0.71%	$1,000.00	$1,021.23	$3.56

BlackRock Legacy Large Cap Growth—Class A	Actual	0.81%	$1,000.00	$979.90	$3.98
	Hypothetical	0.81%	$1,000.00	$1,020.72	$4.06

BlackRock Legacy Large Cap Growth—Class B	Actual	1.06%	$1,000.00	$978.90	$5.20
	Hypothetical	1.06%	$1,000.00	$1,019.47	$5.31

BlackRock Legacy Large Cap Growth—Class E	Actual	0.96%	$1,000.00	$979.50	$4.71
	Hypothetical	0.96%	$1,000.00	$1,019.97	$4.81

BlackRock Large Cap Value—Class A	Actual	0.85%	$1,000.00	$1,054.10	$4.33
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

BlackRock Large Cap Value—Class B	Actual	1.10%	$1,000.00	$1,053.50	$5.60
	Hypothetical	1.10%	$1,000.00	$1,019.27	$5.51

BlackRock Large Cap Value—Class E	Actual	1.00%	$1,000.00	$1,054.40	$5.09
	Hypothetical	1.00%	$1,000.00	$1,019.77	$5.01

BlackRock Money Market—Class A	Actual	0.37%	$1,000.00	$1,022.10	$1.86
	Hypothetical	0.37%	$1,000.00	$1,022.93	$1.86

BlackRock Money Market—Class B	Actual	0.62%	$1,000.00	$1,020.90	$3.11
	Hypothetical	0.62%	$1,000.00	$1,021.68	$3.11

BlackRock Money Market—Class E	Actual	0.52%	$1,000.00	$1,021.40	$2.61
	Hypothetical	0.52%	$1,000.00	$1,022.18	$2.61

BlackRock Strategic Value—Class A	Actual	0.90%	$1,000.00	$1,056.10	$4.59
	Hypothetical	0.90%	$1,000.00	$1,020.27	$4.51

BlackRock Strategic Value—Class B	Actual	1.15%	$1,000.00	$1,054.70	$5.86
	Hypothetical	1.15%	$1,000.00	$1,019.02	$5.76

BlackRock Strategic Value—Class E	Actual	1.05%	$1,000.00	$1,055.60	$5.35
	Hypothetical	1.05%	$1,000.00	$1,019.52	$5.26

Capital Guardian U.S. Equity—Class A	Actual	0.74%	$1,000.00	$1,020.90	$3.71
	Hypothetical	0.74%	$1,000.00	$1,021.07	$3.71

Capital Guardian U.S. Equity—Class B	Actual	0.99%	$1,000.00	$1,019.50	$4.96
	Hypothetical	0.99%	$1,000.00	$1,019.82	$4.96

Davis Venture Value—Class A	Actual	0.76%	$1,000.00	$1,029.30	$3.82
	Hypothetical	0.76%	$1,000.00	$1,020.97	$3.81

Davis Venture Value—Class B	Actual	1.01%	$1,000.00	$1,028.20	$5.08
	Hypothetical	1.01%	$1,000.00	$1,019.72	$5.06

Davis Venture Value—Class E	Actual	0.91%	$1,000.00	$1,028.50	$4.58
	Hypothetical	0.91%	$1,000.00	$1,020.22	$4.56

FI International Stock—Class A	Actual	1.06%	$1,000.00	$1,056.60	$5.41
	Hypothetical	1.06%	$1,000.00	$1,019.47	$5.31

FI International Stock—Class B	Actual	1.31%	$1,000.00	$1,055.90	$6.68
	Hypothetical	1.31%	$1,000.00	$1,018.21	$6.56

FI International Stock—Class E	Actual	1.21%	$1,000.00	$1,055.80	$6.17
	Hypothetical	1.21%	$1,000.00	$1,018.72	$6.06

FI Large Cap—Class A(b)	Actual	0.84%	$1,000.00	$975.80	$4.12
	Hypothetical	0.84%	$1,000.00	$1,024.79	$4.22

FI Large Cap—Class B(a)(b)	Actual	1.09%	$1,000.00	$942.10	$1.77
	Hypothetical	1.09%	$1,000.00	$1,006.53	$1.83

FI Large Cap—Class E(a)(b)	Actual	0.99%	$1,000.00	$941.70	$1.61
	Hypothetical	0.99%	$1,000.00	$1,006.70	$1.66

MSF-78

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Unaudited)(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses paid during period* January 1, 2006 to June 30, 2006
FI Mid Cap Opportunities—Class A	Actual	0.76%	$1,000.00	$1,015.50	$3.80
	Hypothetical	0.76%	$1,000.00	$1,020.97	$3.81

FI Mid Cap Opportunities—Class B	Actual	1.01%	$1,000.00	$1,014.00	$5.04
	Hypothetical	1.01%	$1,000.00	$1,019.72	$5.06

FI Mid Cap Opportunities—Class E	Actual	0.91%	$1,000.00	$1,015.00	$4.55
	Hypothetical	0.91%	$1,000.00	$1,020.22	$4.56

FI Value Leaders—Class A	Actual	0.73%	$1,000.00	$1,033.50	$3.68
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

FI Value Leaders—Class B	Actual	0.98%	$1,000.00	$1,032.30	$4.94
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

FI Value Leaders—Class D(a)	Actual	0.83%	$1,000.00	$957.90	$1.36
	Hypothetical	0.83%	$1,000.00	$1,006.97	$1.39

FI Value Leaders—Class E	Actual	0.88%	$1,000.00	$1,032.70	$4.44
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

Franklin Templeton Small Cap Growth—Class A	Actual	1.13%	$1,000.00	$1,053.90	$5.75
	Hypothetical	1.13%	$1,000.00	$1,019.12	$5.66

Franklin Templeton Small Cap Growth—Class B	Actual	1.38%	$1,000.00	$1,052.50	$7.02
	Hypothetical	1.38%	$1,000.00	$1,017.86	$6.90

Franklin Templeton Small Cap Growth—Class E	Actual	1.28%	$1,000.00	$1,053.20	$6.52
	Hypothetical	1.28%	$1,000.00	$1,018.36	$6.41

Harris Oakmark Focused Value—Class A	Actual	0.78%	$1,000.00	$1,003.90	$3.88
	Hypothetical	0.78%	$1,000.00	$1,020.87	$3.91

Harris Oakmark Focused Value—Class B	Actual	1.03%	$1,000.00	$1,002.60	$5.11
	Hypothetical	1.03%	$1,000.00	$1,019.62	$5.16

Harris Oakmark Focused Value—Class E	Actual	0.93%	$1,000.00	$1,003.10	$4.62
	Hypothetical	0.93%	$1,000.00	$1,020.12	$4.66

Harris Oakmark Large Cap Value—Class A	Actual	0.79%	$1,000.00	$1,033.30	$3.98
	Hypothetical	0.79%	$1,000.00	$1,020.82	$3.96

Harris Oakmark Large Cap Value—Class B	Actual	1.04%	$1,000.00	$1,031.70	$5.24
	Hypothetical	1.04%	$1,000.00	$1,019.57	$5.21

Harris Oakmark Large Cap Value—Class E	Actual	0.94%	$1,000.00	$1,031.90	$4.74
	Hypothetical	0.94%	$1,000.00	$1,020.07	$4.71

Jennison Growth—Class A	Actual	0.69%	$1,000.00	$937.80	$3.32
	Hypothetical	0.69%	$1,000.00	$1,021.33	$3.46

Jennison Growth—Class B	Actual	0.94%	$1,000.00	$936.80	$4.51
	Hypothetical	0.94%	$1,000.00	$1,020.07	$4.71

Jennison Growth—Class E	Actual	0.84%	$1,000.00	$937.70	$4.04
	Hypothetical	0.84%	$1,000.00	$1,020.57	$4.21

Lehman Brothers Aggregate Bond Index—Class A	Actual	0.32%	$1,000.00	$991.90	$1.58
	Hypothetical	0.32%	$1,000.00	$1,023.18	$1.61

Lehman Brothers Aggregate Bond Index—Class B	Actual	0.57%	$1,000.00	$990.10	$2.81
	Hypothetical	0.57%	$1,000.00	$1,021.93	$2.86

Lehman Brothers Aggregate Bond Index—Class E	Actual	0.47%	$1,000.00	$990.30	$2.32
	Hypothetical	0.47%	$1,000.00	$1,022.43	$2.36

Loomis Sayles Small Cap—Class A	Actual	0.93%	$1,000.00	$1,094.10	$4.83
	Hypothetical	0.93%	$1,000.00	$1,020.12	$4.66

Loomis Sayles Small Cap—Class B	Actual	1.18%	$1,000.00	$1,092.80	$6.12
	Hypothetical	1.18%	$1,000.00	$1,018.87	$5.91

MSF-79

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Unaudited)(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses paid during period* January 1, 2006 to June 30, 2006
Loomis Sayles Small Cap—Class E	Actual	1.08%	$1,000.00	$1,093.30	$5.61
	Hypothetical	1.08%	$1,000.00	$1,019.37	$5.41

Metlife Aggressive Allocation—Class A(b)(c)	Actual	0.85%	$1,000.00	$1,040.70	$4.30
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

Metlife Aggressive Allocation—Class B(b)(c)	Actual	1.10%	$1,000.00	$1,038.50	$5.56
	Hypothetical	1.10%	$1,000.00	$1,019.27	$5.51

Metlife Conservative Allocation—Class A(b)(c)	Actual	0.72%	$1,000.00	$1,007.70	$3.58
	Hypothetical	0.72%	$1,000.00	$1,021.18	$3.61

Metlife Conservative Allocation—Class B(b)(c)	Actual	0.97%	$1,000.00	$1,006.00	$4.82
	Hypothetical	0.97%	$1,000.00	$1,019.92	$4.86

Metlife Conservative to Moderate Allocation—Class A(b)(c)	Actual	0.76%	$1,000.00	$1,017.30	$3.80
	Hypothetical	0.76%	$1,000.00	$1,020.97	$3.81

Metlife Conservative to Moderate Allocation—Class B(b)(c)	Actual	1.01%	$1,000.00	$1,016.80	$5.05
	Hypothetical	1.01%	$1,000.00	$1,019.72	$5.06

Metlife Moderate Allocation—Class A(b)(c)	Actual	0.79%	$1,000.00	$1,027.40	$3.97
	Hypothetical	0.79%	$1,000.00	$1,020.82	$3.96

Metlife Moderate Allocation—Class B(b)(c)	Actual	1.04%	$1,000.00	$1,025.80	$5.22
	Hypothetical	1.04%	$1,000.00	$1,019.57	$5.21

Metlife Moderate to Aggressive Allocation—Class A(b)(c)	Actual	0.82%	$1,000.00	$1,037.50	$4.14
	Hypothetical	0.82%	$1,000.00	$1,020.67	$4.11

Metlife Moderate to Aggressive Allocation—Class B(b)(c)	Actual	1.07%	$1,000.00	$1,036.00	$5.40
	Hypothetical	1.07%	$1,000.00	$1,019.42	$5.36

MetLife Mid Cap Stock Index—Class A	Actual	0.34%	$1,000.00	$1,041.60	$1.72
	Hypothetical	0.34%	$1,000.00	$1,023.08	$1.71

MetLife Mid Cap Stock Index—Class B	Actual	0.59%	$1,000.00	$1,040.80	$2.99
	Hypothetical	0.59%	$1,000.00	$1,021.83	$2.96

MetLife Mid Cap Stock Index—Class E	Actual	0.49%	$1,000.00	$1,040.50	$2.48
	Hypothetical	0.49%	$1,000.00	$1,022.33	$2.46

MetLife Stock Index—Class A	Actual	0.30%	$1,000.00	$1,026.00	$1.51
	Hypothetical	0.30%	$1,000.00	$1,023.28	$1.50

MetLife Stock Index—Class B	Actual	0.55%	$1,000.00	$1,024.60	$2.76
	Hypothetical	0.55%	$1,000.00	$1,022.03	$2.76

MetLife Stock Index—Class E	Actual	0.45%	$1,000.00	$1,025.10	$2.26
	Hypothetical	0.45%	$1,000.00	$1,022.53	$2.26

MFS Total Return—Class A	Actual	0.59%	$1,000.00	$1,019.20	$2.95
	Hypothetical	0.59%	$1,000.00	$1,021.83	$2.96

MFS Total Return—Class B	Actual	0.84%	$1,000.00	$1,018.00	$4.20
	Hypothetical	0.84%	$1,000.00	$1,020.57	$4.21

MFS Total Return—Class E	Actual	0.74%	$1,000.00	$1,018.40	$3.70
	Hypothetical	0.74%	$1,000.00	$1,021.07	$3.71

MFS Total Return—Class F(a)	Actual	0.79%	$1,000.00	$982.50	$1.31
	Hypothetical	0.79%	$1,000.00	$1,007.03	$1.32

Morgan Stanley EAFE Index—Class A	Actual	0.49%	$1,000.00	$1,099.20	$2.55
	Hypothetical	0.49%	$1,000.00	$1,022.33	$2.46

Morgan Stanley EAFE Index—Class B	Actual	0.74%	$1,000.00	$1,098.40	$3.85
	Hypothetical	0.74%	$1,000.00	$1,021.07	$3.71

MSF-80

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Unaudited)(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses paid during period* January 1, 2006 to June 30, 2006
Morgan Stanley EAFE Index—Class E	Actual	0.64%	$1,000.00	$1,099.10	$3.33
	Hypothetical	0.64%	$1,000.00	$1,021.58	$3.21

Neuberger Berman Mid Cap Value—Class A	Actual	0.72%	$1,000.00	$1,021.80	$3.61
	Hypothetical	0.72%	$1,000.00	$1,021.18	$3.61

Neuberger Berman Mid Cap Value—Class B	Actual	0.97%	$1,000.00	$1,020.60	$4.86
	Hypothetical	0.97%	$1,000.00	$1,019.92	$4.86

Neuberger Berman Mid Cap Value—Class E	Actual	0.87%	$1,000.00	$1,020.90	$4.36
	Hypothetical	0.87%	$1,000.00	$1,020.42	$4.36

Russell 2000 Index—Class A	Actual	0.35%	$1,000.00	$1,081.80	$1.81
	Hypothetical	0.35%	$1,000.00	$1,023.03	$1.76

Russell 2000 Index—Class B	Actual	0.60%	$1,000.00	$1,080.60	$3.10
	Hypothetical	0.60%	$1,000.00	$1,021.78	$3.01

Russell 2000 Index—Class E	Actual	0.50%	$1,000.00	$1,080.70	$2.58
	Hypothetical	0.50%	$1,000.00	$1,022.28	$2.51

Oppenheimer Global Equity—Class A	Actual	0.67%	$1,000.00	$1,029.70	$3.37
	Hypothetical	0.67%	$1,000.00	$1,021.43	$3.36

Oppenheimer Global Equity—Class B	Actual	0.92%	$1,000.00	$1,029.20	$4.63
	Hypothetical	0.92%	$1,000.00	$1,020.17	$4.61

Oppenheimer Global Equity—Class E	Actual	0.82%	$1,000.00	$1,029.20	$4.13
	Hypothetical	0.82%	$1,000.00	$1,020.67	$4.11

T. Rowe Price Large Cap Growth—Class A	Actual	0.69%	$1,000.00	$1,005.60	$3.43
	Hypothetical	0.69%	$1,000.00	$1,021.33	$3.46

T. Rowe Price Large Cap Growth—Class B	Actual	0.94%	$1,000.00	$1,004.70	$4.67
	Hypothetical	0.94%	$1,000.00	$1,020.07	$4.71

T. Rowe Price Large Cap Growth—Class E	Actual	0.84%	$1,000.00	$1,005.00	$4.18
	Hypothetical	0.84%	$1,000.00	$1,020.57	$4.21

T. Rowe Price Small Cap Growth—Class A	Actual	0.59%	$1,000.00	$1,002.00	$2.93
	Hypothetical	0.59%	$1,000.00	$1,021.83	$2.96

T. Rowe Price Small Cap Growth—Class B	Actual	0.84%	$1,000.00	$1,000.70	$4.17
	Hypothetical	0.84%	$1,000.00	$1,020.57	$4.21

T. Rowe Price Small Cap Growth—Class E	Actual	0.74%	$1,000.00	$1,000.70	$3.67
	Hypothetical	0.74%	$1,000.00	$1,021.07	$3.71

Western Asset Management High Yield Bond—Class A(b)	Actual	0.63%	$1,000.00	$1,018.10	$3.15
	Hypothetical	0.63%	$1,000.00	$1,021.63	$3.16

Western Asset Management Strategic Bond Opportunities—Class A	Actual	0.73%	$1,000.00	$994.60	$3.61
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

Western Asset Management Strategic Bond Opportunities—Class B	Actual	0.98%	$1,000.00	$993.90	$4.84
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

Western Asset Management Strategic Bond Opportunities—Class E	Actual	0.88%	$1,000.00	$994.20	$4.35
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

Western Asset Management U.S. Government—Class A	Actual	0.58%	$1,000.00	$997.60	$2.87
	Hypothetical	0.58%	$1,000.00	$1,021.88	$2.91

Western Asset Management U.S. Government—Class B	Actual	0.83%	$1,000.00	$996.70	$4.11
	Hypothetical	0.83%	$1,000.00	$1,020.62	$4.16

MSF-81

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Unaudited)(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses paid during period* January 1, 2006 to June 30, 2006
Western Asset Management U.S. Government—Class E	Actual	0.73%	$1,000.00	$996.50	$3.61
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

Zenith Equity(c)	Actual	0.73%	$1,000.00	$996.90	$3.61
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) Expenses paid are equal to the Class’s annualized expense ratio for the most recent two month period (inception date of the class was 5/1/2006), multiplied by the average account value over the period, multiplied by the number of days in the two month period, divided by 365.

(b) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(c) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-82

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds—100.2%

Security Description	Shares	Value*

Investment Companies—100.2%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	28,724	$359,340
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	43,538	716,197
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	29,423	363,079
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	35,873	364,111
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	157,133	1,836,881
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	894,251	10,042,444
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	61,140	6,340,258
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	34,897	1,100,996
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	49,178	690,956
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	19,700	349,482
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	27,116	363,901
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	30,396	352,589

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	22,534	$726,061
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	36,362	709,063
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	24,604	353,803
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	53,254	722,120
Metropolitan Series Fund, Inc.—T. Rowe Price Small Cap Portfolio, (Class A)	22,790	345,494
Metropolitan Series Fund, Inc.—Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	561,248	6,684,460
Metropolitan Series Fund, Inc.—Western Asset Management U.S. Government Portfolio, (Class A)	380,301	4,479,945
Total Mutual Funds (Identified Cost $38,170,896)		36,901,180

Total Investments—100.2% (Identified Cost $38,170,896) (a)		36,901,180
Liabilities in excess of other assets		(58,125)

Total Net Assets—100%		$36,843,055

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $38,170,896 and the composition of unrealized appreciation and depreciation of investment securities was $21,357 and $(1,291,073), respectively.

*See accompanying notes to financial statements.

MSF-83

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$36,901,180
Cash		682
Receivable for:
Securities sold		317,562
Fund shares sold		88,306
Due from Investment Adviser		5,886

Total Assets		37,313,616
Liabilities
Payable for:
Fund shares redeemed	$405,868
Accrued expenses:
Service and distribution fees	5,869
Other expenses	58,824

Total Liabilities		470,561

Net Assets		$36,843,055

Net assets consists of:
Capital paid in		$38,152,181
Overdistributed net investment income		(18,238)
Accumulated net realized losses		(21,172)
Unrealized depreciation on investments		(1,269,716)

Net Assets		$36,843,055

Computation of offering price:
Class A
Net asset value and redemption price per share ($6,982,637 divided by 702,786 shares outstanding)		$9.94

Class B
Net asset value and redemption price per share ($29,860,418 divided by 3,011,623 shares outstanding)		$9.92

Identified cost of investments		$38,170,896

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$897,802
Expenses
Management fees	$12,032
Service and distribution fees—Class B	24,108
Directors’ fees and expenses	365
Custodian	11,969
Audit and tax services	7,693
Legal	2,464
Miscellaneous	1,227

Total expenses	59,858
Expense reimbursements	(23,718)	36,140

Net Investment Income		861,662

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	24,988
Capital gain distribution from underlying Portfolios	251,063	276,051

Unrealized depreciation on:
Investments—net		(1,346,701)

Net loss		(1,070,650)

Net Decrease in Net Assets From Operations		$(208,988)

See accompanying notes to financial statements.

MSF-84

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$861,662	$41,502
Net realized gain	276,051	60,924
Unrealized appreciation (depreciation)	(1,346,701)	76,985

Increase (decrease) in net assets from operations	(208,988)	179,411

From Distributions to Shareholders
Net investment income
Class A	(199,657)	(9,949)
Class B	(680,243)	(33,556)

	(879,900)	(43,505)

Net realized gain
Class A	(76,625)	(2,633)
Class B	(266,100)	(10,786)

	(342,725)	(13,419)

Total distributions	(1,222,625)	(56,924)

Increase in net assets from capital share transactions	22,852,289	15,299,892

Total increase in net assets	21,420,676	15,422,379

Net Assets
Beginning of the period	15,422,379	0

End of the period	$36,843,055	$15,422,379

Overdistributed Net Investment Income
End of the period	$(18,238)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	645,773	$6,637,202	470,206	$4,830,736
Reinvestments	27,656	276,282	1,211	12,582
Redemptions	(239,094)	(2,444,019)	(202,966)	(2,089,738)

Net increase	434,335	$4,469,465	268,451	$2,753,580

Class B
Sales	1,755,434	$17,898,686	1,347,494	$13,853,831
Shares issued through acquisition	466,162	4,871,173	0	0
Reinvestments	94,919	946,343	4,276	44,342
Redemptions	(524,849)	(5,333,378)	(131,814)	(1,351,861)

Net increase	1,791,666	$18,382,824	1,219,956	$12,546,312

Increase derived from capital share transactions	2,226,001	$22,852,289	1,488,408	$15,299,892

(a)	Commencement of operations was May 2, 2005.

See accompanying notes to financial statements.

MSF-85

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights (Unaudited)

	Class A				Class B
	Six months ended June 30, 2006		Year ended December 31, 2005(a)		Six months ended June 30, 2006		Year ended December 31, 2005(a)
Net Asset Value, Beginning of Period	$10.37		$10.00		$10.36		$10.00

Income From Investment Operations
Net investment income	0.36		0.03		0.36		0.03
Net realized and unrealized gain (loss) on investments	(0.28)		0.38		(0.30)		0.37

Total from investment operations	0.08		0.41		0.06		0.40

Less Distributions
Distributions from net investment income	(0.37)		(0.03)		(0.36)		(0.03)
Distributions from net realized capital gains	(0.14)		(0.01)		(0.14)		(0.01)

Total distributions	(0.51)		(0.04)		(0.50)		(0.04)

Net Asset Value, End of Period	$9.94		$10.37		$9.92		$10.36

Total Return (%)	0.8	(b)	4.1	(b)	0.6	(b)	4.0	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.10	(c)	0.35	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.30	(c)	1.05	(c)	0.55	(c)	1.30	(c)
Ratio of net investment income to average net assets (%) (d)	8.15	(c)	0.96	(c)	6.92	(c)	1.00	(c)
Portfolio turnover rate (%)	39	(c)	32	(c)	39	(c)	32	(c)
Net assets, end of period (000)	$6,983		$2,785		$29,860		$12,638

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

See accompanying notes to financial statements.

MSF-86

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds—100.1%

Security Description	Shares	Value*

Investment Companies—100.1%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	230,424	$2,882,608
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	349,575	5,750,504
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	236,080	2,913,225
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	431,980	4,384,594
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	504,757	5,900,614
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	101,648	1,552,158
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	2,926,054	32,859,590
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	158,842	16,471,923
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	233,335	7,361,732
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	394,509	5,542,850
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	158,128	2,805,198
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	326,488	4,381,474
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	243,953	2,829,854
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	135,628	4,369,940

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	291,681	$5,687,774
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	98,738	1,419,853
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	320,513	4,346,158
Metropolitan Series Fund, Inc.—T. Rowe Price Small Cap Portfolio, (Class A)	182,984	2,774,037
Metropolitan Series Fund, Inc.—Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	1,878,229	22,369,710
Metropolitan Series Fund, Inc.—Western Asset Management U.S. Government Portfolio, (Class A)	890,721	10,492,698

Total Mutual Funds (Identified Cost $151,498,437)		147,096,494

Total Investments—100.1% (Identified Cost $151,498,437) (a)		147,096,494
Liabilities in excess of other assets		(96,805)

Total Net Assets—100%		$146,999,689

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $151,498,437 and the composition of unrealized appreciation and depreciation of investment securities was $383,609 and $(4,785,552), respectively.

*See accompanying notes to financial statements.

MSF-87

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$147,096,494
Cash		682
Receivable for:
Fund shares sold		340,690

Total Assets		147,437,866
Liabilities
Payable for:
Fund shares redeemed	$160,936
Securities purchased	179,754
Accrued expenses:
Management fees	15,845
Service and distribution fees	23,136
Other expenses	58,506

Total Liabilities		438,177

Net Assets		$146,999,689

Net assets consists of:
Capital paid in		$150,996,450
Overdistributed net investment income		(70,262)
Accumulated net realized gains		475,444
Unrealized depreciation on investments		(4,401,943)

Net Assets		$146,999,689

Computation of offering price:
Class A
Net asset value and redemption price per share ($23,566,419 divided by 2,295,879 shares outstanding)		$10.26

Class B
Net asset value and redemption price per share ($123,433,270 divided by 12,057,864 shares outstanding)		$10.24

Identified cost of investments		$151,498,437

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$3,204,412
Expenses
Management fees	$49,389
Service and distribution fees—Class B	101,456
Directors’ fees and expenses	370
Custodian	11,955
Audit and tax services	7,693
Legal	3,637
Miscellaneous	1,269

Total expenses	175,769
Expense reimbursements	(24,924)	150,845

Net Investment Income		3,053,567

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	633,348
Capital gain distributions from underlying Portfolios	1,835,065	2,468,413

Unrealized depreciation on:
Investments—net		(5,071,308)

Net loss		(2,602,895)

Net Increase in Net Assets From Operations		$450,672

See accompanying notes to financial statements.

MSF-88

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$3,053,567	$191,753
Net realized gain	2,468,413	206,535
Unrealized appreciation (depreciation)	(5,071,308)	669,365

Increase in net assets from operations	450,672	1,067,653

From Distributions to Shareholders
Net investment income
Class A	(590,104)	(39,826)
Class B	(2,533,725)	(158,869)

	(3,123,829)	(198,695)

Net realized gain
Class A	(404,643)	(1,943)
Class B	(1,776,898)	(9,078)

	(2,181,541)	(11,021)

Total distributions	(5,305,370)	(209,716)

Increase in net assets from capital share transactions	93,009,140	57,987,310

Total increase in net assets	88,154,442	58,845,247

Net Assets
Beginning of the period	58,845,247	0

End of the period	$146,999,689	$58,845,247

Overdistributed Net Investment Income
End of the period	$(70,262)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	1,591,921	$16,921,962	1,226,378	$12,763,078
Reinvestments	95,649	994,747	3,933	41,769
Redemptions	(377,962)	(3,913,893)	(244,040)	(2,544,902)

Net increase	1,309,608	$14,002,816	986,271	$10,259,945

Class B
Sales	7,409,820	$78,115,668	4,869,411	$50,819,795
Shares issued through acquisition	546,716	5,940,202	0	0
Reinvestments	415,682	4,310,623	15,844	167,947
Redemptions	(887,349)	(9,360,169)	(312,261)	(3,260,377)

Net increase	7,484,869	$79,006,324	4,572,994	$47,727,365

Increase derived from capital share transactions	8,794,477	$93,009,140	5,559,265	$57,987,310

(a)	Commencement of operations was on May 2, 2005.

See accompanying notes to financial statements.

MSF-89

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights (Unaudited)

	Class A				Class B
	Six months ended June 30, 2006		Year ended December 31, 2005(a)		Six months ended June 30, 2006		Year ended December 31, 2005(a)
Net Asset Value, Beginning of Period	$10.60		$10.00		$10.58		$10.00

Income From Investment Operations
Net investment income	0.31		0.04		0.30		0.03
Net realized and unrealized gain (loss) of investments	(0.11)		0.60		(0.11)		0.59

Total from investment operations	0.20		0.64		0.19		0.62

Less Distributions
Distributions from net investment income	(0.32)		(0.04)		(0.31)		(0.04)
Distributions from net realized capital gains	(0.22)		0.00		(0.22)		0.00

Total distributions	(0.54)		(0.04)		(0.53)		(0.04)

Net Asset Value, End of Period	$10.26		$10.60		$10.24		$10.58

Total Return (%)	1.7	(b)	6.4		1.7	(b)	6.2	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.10	(c)	0.35	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.15	(c)	0.41	(c)	0.40	(c)	0.66	(c)
Ratio of net investment income to average net assets (%) (d)	6.66	(c)	1.28	(c)	6.08	(c)	1.27	(c)
Portfolio turnover rate (%)	43	(c)	3	(c)	43	(c)	3	(c)
Net assets, end of period (000)	$23,566		$10,457		$123,433		$48,388

(a)	Commencement of operations was May 1, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

See accompanying notes to financial statements.

MSF-90

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Investment Companies—100.0%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	835,768	$10,455,463
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	1,266,955	20,841,409
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	1,141,475	14,085,798
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	1,392,173	14,130,556
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	914,785	10,693,836
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	245,581	3,750,016
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	6,747,914	75,779,072
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	789,516	24,909,243
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	1,431,007	20,105,645
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	382,491	6,785,387
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	1,051,971	14,117,453
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	884,905	10,264,900
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	655,686	21,126,196

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	1,057,723	$20,625,599
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	477,612	6,868,056
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	1,291,187	17,508,492
Metropolitan Series Fund, Inc.—T. Rowe Price Small Cap Portfolio, (Class A)	442,523	6,708,646
Metropolitan Series Fund, Inc.—Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	3,630,342	43,237,371
Metropolitan Series Fund, Inc.—Western Asset Management U.S. Government Portfolio, (Class A)	922,286	10,864,523

Total Mutual Funds (Identified Cost $363,472,690)		352,857,661

Total Investments—100.0% (Identified Cost $363,472,690) (a)		352,857,661
Liabilities in excess of other assets		(166,968)

Total Net Assets—100%		$352,690,693

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $363,472,690 and the composition of unrealized appreciation and depreciation of investment securities was $806,873 and $(11,421,902), respectively.

*See accompanying notes to financial statements.

MSF-91

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$352,857,661
Cash		680
Receivable for:
Fund shares sold		1,606,190

Total Assets		354,464,531
Liabilities
Payable for:
Fund shares redeemed	$880,348
Securities purchased	725,842
Accrued expenses:
Management fees	53,422
Service and distribution fees	56,180
Other expenses	58,046

Total Liabilities		1,773,838

Net Assets		$352,690,693

Net assets consists of:
Capital paid in		$361,948,209
Overdistributed net investment income		(176,758)
Accumulated net realized gains		1,534,271
Unrealized depreciation on investments		(10,615,029)

Net Assets		$352,690,693

Computation of offering price:
Class A
Net asset value and redemption price per share ($53,687,416 divided by 5,089,310 shares outstanding)		$10.55

Class B
Net asset value and redemption price per share ($299,003,277 divided by 28,394,211 shares outstanding)		$10.53

Identified cost of investments		$363,472,690

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$5,038,036
Expenses
Management fees	$109,580
Service and distribution fees—Class B	225,788
Directors’ fees and expenses	370
Custodian	11,955
Audit and tax services	7,693
Legal	5,356
Miscellaneous	1,713

Total expenses	362,455
Expense reimbursements	(27,087)	335,368

Net Investment Income		4,702,668

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	1,822,488
Capital gain distributions from underlying Portfolios	6,139,076	7,961,564

Unrealized depreciation on:
Investments—net		(12,448,302)

Net loss		(4,486,738)

Net Increase in Net Assets From Operations		$215,930

See accompanying notes to financial statements.

MSF-92

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$4,702,668	$432,346
Net realized gain	7,961,564	581,171
Unrealized appreciation (depreciation)	(12,448,302)	1,833,273

Increase in net assets from operations	215,930	2,846,790

From Distributions to Shareholders
Net investment income
Class A	(951,464)	(86,505)
Class B	(3,927,962)	(355,851)

	(4,879,426)	(442,356)

Net realized gain
Class A	(1,330,470)	(1,922)
Class B	(5,656,937)	(9,125)

	(6,987,407)	(11,047)

Total distributions	(11,866,833)	(453,403)

Increase in net assets from capital share transactions	242,078,993	119,869,216

Total increase in net assets	230,428,090	122,262,603

Net Assets
Beginning of the period	122,262,603	0

End of the period	$352,690,693	$122,262,603

Overdistributed Net Investment Income
End of the period	$(176,758)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	3,724,640	$40,722,518	2,135,800	$22,592,320
Reinvestments	211,879	2,281,934	8,150	88,427
Redemptions	(810,046)	(8,747,202)	(181,113)	(1,924,299)

Net increase	3,126,473	$34,257,250	1,962,837	$20,756,448

Class B
Sales	16,467,826	$178,476,682	9,868,295	$104,696,467
Shares issued through acquisition	3,184,564	35,900,995	0	0
Reinvestments	891,619	9,584,900	33,669	364,976
Redemptions	(1,492,861)	(16,140,834)	(558,901)	(5,948,675)

Net increase	19,051,148	$207,821,743	9,343,063	$99,112,768

Increase derived from capital share transactions	22,177,621	$242,078,993	11,305,900	$119,869,216

(a)	Commencement of operations was on May 2, 2005.

See accompanying notes to financial statements.

MSF-93

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights (Unaudited)

	Class A				Class B
	Six months ended June 30, 2006		Year ended December 31, 2005(a)		Six months ended June 30, 2006		Year ended December 31, 2005(a)
Net Asset Value, Beginning of Period	$10.82		$10.00		$10.81		$10.00

Income From Investment Operations
Net investment income	0.24		0.04		0.23		0.04
Net realized and unrealized gain on investments	0.07		0.83		0.06		0.81

Total from investment operations	0.31		0.87		0.29		0.85

Less Distributions
Distributions from net investment income	(0.24)		(0.05)		(0.23)		(0.04)
Distributions from net realized capital gains	(0.34)		0.00		(0.34)		0.00

Total distributions	(0.58)		(0.05)		(0.57)		(0.04)

Net Asset Value, End of Period	$10.55		$10.82		$10.53		$10.81

Total Return (%)	2.7	(b)	8.7	(b)	2.6	(b)	8.5	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.10	(c)	0.35	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.12	(c)	0.29	(c)	0.37	(c)	0.54	(c)
Ratio of net investment income to average net assets (%) (d)	4.90	(c)	1.57	(c)	4.16	(c)	1.45	(c)
Portfolio turnover rate (%)	55	(c)	1	(c)	55	(c)	1	(c)
Net assets, end of period (000)	$53,687		$21,245		$299,003		$101,018

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

See accompanying notes to financial statements.

MSF-94

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Investment Companies—100.0%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	921,315	$11,525,646
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	1,396,591	22,973,914
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	1,180,015	14,561,386
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	1,727,013	17,529,182
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	252,250	2,948,803
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	406,333	6,204,711
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	3,456,017	38,811,066
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	932,778	29,429,157
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	1,576,779	22,153,740
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	474,267	8,413,495
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	1,087,582	14,595,354
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	975,529	11,316,137

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	632,630	$20,383,329
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	1,020,118	19,892,300
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	394,756	5,676,584
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	1,494,878	20,270,540
Metropolitan Series Fund, Inc.—T. Rowe Price Small Cap Portfolio, (Class A)	548,667	8,317,791
Metropolitan Series Fund, Inc.—Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	1,251,464	14,904,931
Total Mutual Funds (Identified Cost $298,878,478)		289,908,066

Total Investments 100.0% (Identified Cost $298,878,478) (a)		289,908,066
Liabilities in excess of other assets		(143,567)

Total Net Assets—100%		$289,764,499

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $298,878,478 and the composition of unrealized appreciation and depreciation of investment securities was $554,079 and $(9,524,491), respectively.

*See accompanying notes to financial statements.

MSF-95

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$289,908,066
Cash		682
Receivable for:
Fund shares sold		1,611,411

Total Assets		291,520,159
Liabilities
Payable for:
Fund shares redeemed	$289,278
Securities purchased	1,322,133
Accrued expenses:
Management fees	41,219
Service and distribution fees	47,372
Other expenses	55,658

Total Liabilities		1,755,660

Net Assets		$289,764,499

Net assets consists of:
Capital paid in		$297,716,776
Overdistributed net investment income		(142,456)
Accumulated net realized gains		1,160,591
Unrealized depreciation on investments		(8,970,412)

Net Assets		$289,764,499

Computation of offering price:
Class A
Net asset value and redemption price per share ($38,888,654 divided by 3,585,561 shares outstanding)		$10.85

Class B
Net asset value and redemption price per share ($250,875,845 divided by 23,168,809 shares outstanding)		$10.83

Identified cost of investments		$298,878,478

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$2,800,026
Expenses
Management fees	$85,841
Service and distribution fees—Class B	181,809
Directors’ fees and expenses	370
Custodian	11,955
Audit and tax services	7,693
Legal	4,582
Miscellaneous	1,243

Total expenses	293,493
Expense reimbursements	(25,843)	267,650

Net Investment Income		2,532,376

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	1,372,539
Capital gain distributions from underlying Portfolios	6,353,773	7,726,312

Unrealized depreciation on:
Investments—net		(10,753,068)

Net loss		(3,026,756)

Net Decrease in Net Assets From Operations		$(494,380)

See accompanying notes to financial statements.

MSF-96

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$2,532,376	$290,696
Net realized gain	7,726,312	487,222
Unrealized appreciation (depreciation)	(10,753,068)	1,782,656

Increase (decrease) in net assets from operations	(494,380)	2,560,574

From Distributions to Shareholders
Net investment income
Class A	(475,092)	(51,614)
Class B	(2,199,740)	(247,668)

	(2,674,832)	(299,282)

Net realized gain
Class A	(1,209,082)	(1,200)
Class B	(5,827,381)	(6,694)

	(7,036,463)	(7,894)

Total distributions	(9,711,295)	(307,176)

Increase in net assets from capital share transactions	211,683,779	86,032,997

Total increase in net assets	201,478,104	88,286,395

Net Assets
Beginning of the period	88,286,395	0

End of the period	$289,764,499	$88,286,395

Overdistributed Net Investment Income
End of the period	$(142,456)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	2,772,820	$31,256,074	1,320,122	$14,177,411
Reinvestments	151,047	1,684,174	4,762	52,814
Redemptions	(549,665)	(6,108,122)	(113,525)	(1,229,144)

Net increase	2,374,202	$26,832,126	1,211,359	$13,001,081

Class B
Sales	13,235,544	$147,659,411	7,101,186	$76,457,396
Shares issued through acquisition	3,452,195	40,373,398	0	0
Reinvestments	721,215	8,027,121	22,957	254,362
Redemptions	(1,022,696)	(11,208,277)	(341,592)	(3,679,842)

Net increase	16,386,258	$184,851,653	6,782,551	$73,031,916

Increase derived from capital share transactions	18,760,460	$211,683,779	7,993,910	$86,032,997

(a)	Commencement of operations was on May 2, 2005.

See accompanying notes to financial statements.

MSF-97

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A				Class B
	Six months ended June 30, 2006		Year ended December 31, 2005(a)		Six months ended June 30, 2006		Year ended December 31, 2005(a)
Net Asset Value, Beginning of Period	$11.05		$10.00		$11.04		$10.00

Income From Investment Operations
Net investment income	0.17		0.04		0.17		0.04
Net realized and unrealized gain of investments	0.26		1.05		0.24		1.05

Total from investment operations	0.43		1.09		0.41		1.09

Less Distributions
Distributions from net investment income	(0.18)		(0.04)		(0.17)		(0.05)
Distributions from net realized capital gains	(0.45)		0.00		(0.45)		0.00

Total distributions	(0.63)		(0.04)		(0.62)		(0.05)

Net Asset Value, End of Period	$10.85		$11.05		$10.83		$11.04

Total Return (%)	3.8	(b)	10.9	(b)	3.6	(b)	10.8	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.10	(c)	0.35	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.13	(c)	0.34	(c)	0.38	(c)	0.59	(c)
Ratio of net investment income to average net assets (%) (d)	3.51	(c)	1.34	(c)	2.85	(c)	1.33	(c)
Portfolio turnover rate (%)	77	(c)	2	(c)	77	(c)	2	(c)
Net assets, end of period (000)	$38,889		$13,388		$250,876		$74,899

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

See accompanying notes to financial statements.

MSF-98

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds—100.1%

Security Description	Shares	Value*

Investment Companies—100.1%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	191,888	$2,400,523
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	290,387	4,776,871
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	235,691	2,908,427
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	335,119	3,401,455
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	67,475	1,030,342
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	186,170	5,873,679
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	328,538	4,615,956
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	105,392	1,869,649
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	217,052	2,912,843
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	203,046	2,355,339

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	120,269	$3,875,066
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	218,625	4,263,187
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	98,663	1,418,771
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	319,853	4,337,205
Metropolitan Series Fund, Inc.—T. Rowe Price Small Cap Portfolio, (Class A)	121,924	1,848,371
Total Mutual Funds (Identified Cost $49,466,669)		47,887,684

Total Investments 100.1% (Identified Cost $49,466,669) (a)		47,887,684
Liabilities in excess of other assets		(59,729)

Total Net Assets—100%		$47,827,955

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $49,466,669 and the composition of unrealized appreciation and depreciation of investment securities was $24,326 and $(1,603,311), respectively.

*See accompanying notes to financial statements.

MSF-99

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$47,887,684
Cash		681
Receivable for:
Fund shares sold		168,021
Due from Investment Adviser		4,311

Total Assets		48,060,697
Liabilities
Payable for:
Fund shares redeemed	$147,035
Securities purchased	20,986
Accrued expenses:
Service and distribution fees	6,886
Other expenses	57,835

Total Liabilities		232,742

Net Assets		$47,827,955

Net assets consists of:
Capital paid in		$49,416,507
Overdistributed net investment income		(22,374)
Accumulated net realized gains		12,807
Unrealized depreciation on investments		(1,578,985)

Net Assets		$47,827,955

Computation of offering price:
Class A
Net asset value and redemption price per share ($10,890,885 divided by 988,037 shares outstanding)		$11.02

Class B
Net asset value and redemption price per share ($36,937,070 divided by 3,359,678 shares outstanding)		$10.99

Identified cost of investments		$49,466,669

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$305,245
Expenses
Management fees	$13,166
Service and distribution fees—Class B	23,480
Directors’ fees and expenses	370
Custodian	11,955
Audit and tax services	7,693
Legal	2,501
Miscellaneous	1,232

Total expenses	60,397
Expense reimbursements	(23,751)	36,646

Net Investment Income		268,599

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	86,810
Capital gain distributions from underlying Portfolios	1,121,554	1,208,364

Unrealized depreciation on:
Investments—net		(1,802,605)

Net loss		(594,241)

Net Decrease in Net Assets From Operations		$(325,642)

See accompanying notes to financial statements.

MSF-100

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$268,599	$31,665
Net realized gain	1,208,364	95,515
Unrealized appreciation (depreciation)	(1,802,605)	223,620

Increase (decrease) in net assets from operations	(325,642)	350,800

From Distributions to Shareholders
Net investment income
Class A	(95,705)	(10,536)
Class B	(195,268)	(22,499)

	(290,973)	(33,035)

Net realized gain
Class A	(401,661)	(7,966)
Class B	(860,147)	(19,928)

	(1,261,808)	(27,894)

Total distributions	(1,552,781)	(60,929)

Increase in net assets from capital share transactions	39,455,939	9,960,568

Total increase in net assets	37,577,516	10,250,439

Net Assets
Beginning of the period	10,250,439	0

End of the period	$47,827,955	$10,250,439

Overdistributed Net Investment Income
End of the period	$(22,374)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	1,068,578	$12,240,369	331,583	$3,587,263
Reinvestments	43,514	497,366	1,645	18,502
Redemptions	(379,887)	(4,305,321)	(77,395)	(845,021)

Net increase	732,205	$8,432,414	255,833	$2,760,744

Class B
Sales	2,315,960	$26,193,327	843,456	$9,182,446
Shares issued through acquisition	631,555	7,571,212	0	0
Reinvestments	92,580	1,055,415	3,778	42,427
Redemptions	(340,458)	(3,796,429)	(187,194)	(2,025,049)

Net increase	2,699,637	$31,023,525	660,040	$7,199,824

Increase derived from capital share transactions	3,431,842	$39,455,939	915,873	$9,960,568

(a)	Commencement of operations was on May 2, 2005.

See accompanying notes to financial statements.

MSF-101

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A				Class B
	Six months ended June 30, 2006		Year ended December 31, 2005(a)		Six months ended June 30, 2006		Year ended December 31, 2005(a)
Net Asset Value, Beginning of Period	$11.21		$10.00		$11.19		$10.00

Income From Investment Operations
Net investment income	0.12		0.04		0.12		0.03
Net realized and unrealized gain on investments	0.35		1.24		0.33		1.23

Total from Investment Operations	0.47		1.28		0.45		1.26

Less Distributions
Distributions from net investment income	(0.13)		(0.04)		(0.12)		(0.04)
Distributions from net realized capital gains	(0.53)		(0.03)		(0.53)		(0.03)

Total distributions	(0.66)		(0.07)		(0.65)		(0.07)

Net Asset Value, End of Period	$11.02		$11.21		$10.99		$11.19

Total Return (%)	4.1	(b)	12.7	(b)	3.8	(b)	12.6	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.10	(c)	0.35	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.28	(c)	1.76	(c)	0.53	(c)	2.01	(c)
Ratio of net investment income to average net assets (%) (d)	2.47	(c)	1.53	(c)	1.87	(c)	1.29	(c)
Portfolio turnover rate (%)	103	(c)	57	(c)	103	(c)	57	(c)
Net assets, end of period (000)	$10,891		$2,867		$36,937		$7,384

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

See accompanying notes to financial statements.

MSF-102

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—98.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.7%
L-3 Communications Holdings, Inc. (a)	192,900	$14,548,518
Raytheon Co.	330,600	14,734,842

		29,283,360

Air Freight & Logistics—0.7%
Ryder System, Inc.	212,600	12,422,218

Automobiles—0.7%
Harley-Davidson, Inc. (a)	202,000	11,087,780

Beverages—1.8%
PepsiCo, Inc.	316,000	18,972,640
The Pepsi Bottling Group, Inc.	334,800	10,763,820

		29,736,460

Biotechnology—0.5%
Amgen, Inc. (b)	138,100	9,008,263

Capital Markets—3.3%
Lehman Brothers Holdings, Inc.	201,500	13,127,725
State Street Corp.	234,600	13,627,914
The Bear Stearns Co., Inc.	93,400	13,083,472
The Goldman Sachs Group, Inc.	110,500	16,622,515

		56,461,626

Chemicals—1.5%
The Dow Chemical Co.	410,100	16,006,203
The Lubrizol Corp.	235,400	9,380,690

		25,386,893

Commercial Banks—2.0%
KeyCorp.	379,800	13,551,264
U.S. Bancorp	644,300	19,895,984

		33,447,248

Communications Equipment—2.8%
Cisco Systems, Inc. (b)	1,479,600	28,896,588
Motorola, Inc.	910,200	18,340,530

		47,237,118

Computers & Peripherals—3.0%
Hewlett-Packard Co.	600,000	19,008,000
International Business Machines Corp.	419,600	32,233,672

		51,241,672

Consumer Finance—1.0%
American Express Co.	307,200	16,349,184

Containers & Packaging—0.5%
Temple-Inland, Inc.	203,900	8,741,193

Diversified Financial Services—8.2%
Bank of America Corp.	856,200	41,183,220
CIT Group, Inc.	284,200	14,860,818

Security Description	Shares	Value*

Diversified Financial Services—(Continued)
Citigroup, Inc.	996,500	$48,071,160
JPMorgan Chase & Co.	828,100	34,780,200

		138,895,398

Diversified Telecommunication Services—2.6%
AT&T, Inc.	847,500	23,636,775
Embarq Corp.	26,959	1,105,049
Verizon Communications, Inc.	556,928	18,651,519

		43,393,343

Electric Utilities—1.9%
FirstEnergy Corp.	227,400	12,327,354
PPL Corp.	631,200	20,387,760

		32,715,114

Electrical Equipment—0.8%
Emerson Electric Co.	155,200	13,007,312

Electronic Equipment & Instruments—0.5%
Vishay Intertechnology, Inc. (b)	542,700	8,536,671

Energy Equipment & Services—1.9%
BJ Services Co.	236,700	8,819,442
Nabors Industries, Ltd. (b)	270,100	9,126,679
Patterson-UTI Energy, Inc. (a)	502,100	14,214,451

		32,160,572

Food & Staples Retailing—0.5%
The Kroger Co. (b)	399,400	8,730,884

Food Products—1.4%
Archer-Daniels-Midland Co.	294,000	12,136,320
General Mills, Inc.	225,900	11,669,994

		23,806,314

Health Care Equipment & Supplies—3.0%
Beckman Coulter, Inc.	192,800	10,710,040
Becton, Dickinson & Co.	186,400	11,394,632
Dade Behring Holdings, Inc.	210,000	8,744,400
Invitrogen Corp. (b)	149,300	9,864,251
Waters Corp. (b)	223,200	9,910,080

		50,623,403

Health Care Providers & Services—2.8%
Aetna, Inc.	334,100	13,340,613
Coventry Health Care, Inc. (b)	271,043	14,891,102
HCA, Inc.	210,200	9,070,130
McKesson Corp.	194,000	9,172,320

		46,474,165

Hotels, Restaurants & Leisure—1.3%
McDonald’s Corp.	398,800	13,399,680
MGM MIRAGE (a) (b)	219,700	8,963,760

		22,363,440

*See accompanying notes to financial statements.

MSF-103

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—1.7%
Fortune Brands, Inc.	163,000	$11,574,630
Newell Rubbermaid, Inc. (a)	333,500	8,614,305
The Black & Decker Corp.	98,000	8,277,080

		28,466,015

Household Products—1.3%
Colgate-Palmolive Co.	254,900	15,268,510
The Procter & Gamble Co.	122,650	6,819,340

		22,087,850

Industrial Conglomerates—4.6%
General Electric Co.	2,042,500	67,320,800
Textron, Inc.	105,400	9,715,772

		77,036,572

Insurance—4.8%
American International Group, Inc.	168,700	9,961,735
Genworth Financial, Inc. (Class A)	292,100	10,176,764
Prudential Financial, Inc.	164,200	12,758,340
The Allstate Corp.	237,700	13,009,321
The Chubb Corp.	255,000	12,724,500
The St. Paul Travelers Cos., Inc.	340,600	15,183,948
W.R. Berkley Corp.	224,600	7,665,598

		81,480,206

Internet Software & Services—1.4%
eBay, Inc. (b)	245,100	7,178,979
Google, Inc. (Class A) (b)	15,300	6,415,749
VeriSign, Inc. (a) (b)	444,400	10,296,748

		23,891,476

IT Services—1.1%
Computer Sciences Corp. (b)	185,400	8,980,776
Sabre Holdings Corp. (Class A)	449,300	9,884,600

		18,865,376

Machinery—2.3%
Caterpillar, Inc.	185,200	13,793,696
Ingersoll-Rand Co., Ltd. (Class A)	249,800	10,686,444
PACCAR, Inc.	170,100	14,012,838

		38,492,978

Media—3.2%
The McGraw-Hill Cos., Inc.	176,200	8,850,526
The Walt Disney Co.	867,600	26,028,000
Time Warner, Inc.	1,123,386	19,434,578

		54,313,104

Metals & Mining—1.0%
Nucor Corp.	309,100	16,768,675

Multi-Utilities—1.7%
PG&E Corp. (a)	469,100	18,426,248
Sempra Energy	217,500	9,891,900

		28,318,148

Security Description	Shares	Value*

Multiline Retail—1.5%
Dillard’s, Inc. (Class A) (a)	343,300	$10,934,105
J.C. Penney Co., Inc.	213,800	14,433,638

		25,367,743

Oil, Gas & Consumable Fuels—7.8%
Chevron Corp.	555,100	34,449,506
ConocoPhillips	322,700	21,146,531
Devon Energy Corp.	226,000	13,652,660
Exxon Mobil Corp.	621,100	38,104,485
Marathon Oil Corp.	154,900	12,903,170
Valero Energy Corp.	185,100	12,312,852

		132,569,204

Pharmaceuticals—6.3%
Abbott Laboratories	229,900	10,025,939
Johnson & Johnson	144,900	8,682,408
Merck & Co., Inc.	676,200	24,633,966
Pfizer, Inc.	1,641,925	38,535,980
Wyeth Pharmaceuticals	536,200	23,812,642

		105,690,935

Real Estate—0.6%
Simon Property Group, Inc. (REIT)	122,500	10,160,150

Road & Rail—1.9%
Con-way, Inc.	234,100	13,561,413
Union Pacific Corp.	195,400	18,164,384

		31,725,797

Semiconductors & Semiconductor Equipment—2.9%
Advanced Micro Devices, Inc. (b)	224,900	5,492,058
Freescale Semiconductor, Inc. (Class A) (b)	264,100	7,658,900
Freescale Semiconductor, Inc. (Class B) (b)	264,100	7,764,540
Lam Research Corp. (b)	183,000	8,531,460
MEMC Electronic Materials, Inc. (b)	277,600	10,410,000
Texas Instruments, Inc.	272,600	8,257,054

		48,114,012

Software—3.1%
Amdocs, Ltd. (b)	272,800	9,984,480
McAfee, Inc. (b)	388,400	9,426,468
Microsoft Corp.	667,200	15,545,760
Oracle Corp. (b)	1,244,000	18,025,560

		52,982,268

Specialty Retail—3.4%
American Eagle Outfitters, Inc.	453,500	15,437,140
Barnes & Noble, Inc. (b)	184,490	6,733,885
Limited Brands, Inc.	611,600	15,650,844
The Home Depot, Inc.	525,100	18,793,329

		56,615,198

Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc. (Class B)	95,100	7,703,100

*See accompanying notes to financial statements.

MSF-104

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—1.1%
Countrywide Financial Corp.	229,700	$8,746,976
Washington Mutual, Inc.	231,300	10,542,654

		19,289,630

Tobacco—1.6%
Altria Group, Inc.	174,300	12,798,849
Reynolds American, Inc. (a)	125,900	14,516,270

		27,315,119

Security Description	Shares	Value*

Wireless Telecommunication Services—0.6%
Sprint Nextel Corp.	539,291	$10,780,427

Total Common Stock (Identified Cost $1,573,531,474)		1,669,143,614

Total Investments—98.8% (Identified Cost $1,573,531,474) (c)		1,669,143,614
Other assets less liabilities		20,860,608

Total Net Assets—100%		$1,690,004,222

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 55,022,913 and the collateral received consisted of cash in the amount of $ 55,874,134.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,573,531,474 and the composition of unrealized appreciation and depreciation of investment securities was $138,434,333 and $(42,822,193), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2006	Net Unrealized Appreciation
S&P 500 Index Futures	9/14/2006	73	$23,133,795	$23,349,050	$215,255

*See accompanying notes to financial statements.

MSF-105

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$1,669,143,614
Collateral for securities loaned		55,874,135
Receivable for:
Securities sold		21,623,347
Fund shares sold		1,106,435
Accrued interest and dividends		2,607,184
Foreign taxes		1,507

Total Assets		1,750,356,222
Liabilities
Payable for:
Fund shares redeemed	$1,747,856
Futures variation margin	72,054
Return of collateral for securities loaned	55,874,135
Due to custodian bank	1,537,007
Accrued expenses:
Management fees	681,755
Service and distribution fees	12,102
Other expenses	427,091

Total Liabilities		60,352,000

Net Assets		$1,690,004,222

Net assets consists of:
Capital paid in		$1,855,772,762
Undistributed net investment income		11,541,587
Accumulated net realized losses		(273,137,522)
Unrealized appreciation on investments and futures contracts		95,827,395

Net Assets		$1,690,004,222

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,613,700,766 divided by 57,922,804 shares outstanding)		$27.86

Class B
Net asset value and redemption price per share ($34,756,585 divided by 1,261,610 shares outstanding)		$27.55

Class E
Net asset value and redemption price per share ($41,546,871 divided by 1,502,081 shares outstanding)		$27.66

Identified cost of investments		$1,573,531,474

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$15,953,016
Interest		210,180	(a)

		16,163,196
Expenses
Management fees	$4,328,243
Service and distribution fees—Class B	43,428
Service and distribution fees—Class E	32,907
Directors’ fees and expenses	10,573
Custodian	191,284
Audit and tax services	13,760
Legal	25,862
Printing	307,884
Insurance	16,596
Miscellaneous	20,667

Total expenses	4,991,204
Expense reductions	(182,979)	4,808,225

Net Investment Income		11,354,971

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	50,399,798
Futures contracts—net	(566,735)	49,833,063

Unrealized appreciation (depreciation) on:
Investments—net	(32,598,672)
Futures contracts—net	307,962	(32,290,710)

Net gain		17,542,353

Net Increase in Net Assets From Operations		$28,897,324

(a)	Includes income on securities loaned of $19,143.

See accompanying notes to financial statements.

MSF-106

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$11,354,971	$23,522,403
Net realized gain	49,833,063	187,075,344
Unrealized depreciation	(32,290,710)	(148,479,731)

Increase in net assets from operations	28,897,324	62,118,016

From Distributions to Shareholders
Net investment income
Class A	(22,120,023)	(19,890,110)
Class B	(381,997)	(264,556)
Class E	(521,088)	(466,636)

Total distributions	(23,023,108)	(20,621,302)

Decrease in net assets from capital share transactions	(106,755,404)	(206,323,663)

Total (decrease) in net assets	(100,881,188)	(164,826,949)

Net Assets
Beginning of the period	1,790,885,410	1,955,712,359

End of the period	$1,690,004,222	$1,790,885,410

Undistributed Net Investment Income
End of the period	$11,541,587	$23,209,724

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	1,188,864	$33,792,478	2,577,721	$69,601,355
Reinvestments	775,325	22,120,023	776,048	19,890,110
Redemptions	(5,607,615)	(159,371,216)	(10,956,114)	(295,454,296)

Net decrease	(3,643,426)	$(103,458,715)	(7,602,345)	$(205,962,831)

Class B
Sales	231,774	$6,508,347	420,244	$11,174,376
Reinvestments	13,536	381,997	10,428	264,556
Redemptions	(208,003)	(5,873,983)	(205,813)	(5,472,786)

Net increase	37,307	$1,016,361	224,859	$5,966,146

Class E
Sales	69,661	$1,971,138	142,097	$3,799,271
Reinvestments	18,394	521,088	18,328	466,636
Redemptions	(241,692)	(6,805,276)	(394,790)	(10,592,885)

Net decrease	(153,637)	$(4,313,050)	(234,365)	$(6,326,978)

Decrease derived from capital share transactions	(3,759,756)	$(106,755,404)	(7,611,851)	$(206,323,663)

See accompanying notes to financial statements.

MSF-107

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$27.80		$27.15	$24.67	$19.12	$26.01	$36.34

Income From Investment Operations
Net investment income	0.21		0.38	0.29	0.19	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.23		0.57	2.37	5.54	(6.96)	(6.00)

Total from investment operations	0.44		0.95	2.66	5.73	(6.77)	(5.82)

Less Distributions
Distributions from net investment income	(0.38)		(0.30)	(0.18)	(0.18)	(0.12)	(0.25)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(4.26)

Total distributions	(0.38)		(0.30)	(0.18)	(0.18)	(0.12)	(4.51)

Net Asset Value, End of Period	$27.86		$27.80	$27.15	$24.67	$19.12	$26.01

Total Return (%)	1.5	(b)	3.6	10.9	30.2	(26.1)	(17.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.56	(c)	0.55	0.54	0.56	0.54	0.53
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.54	(c)	0.53	0.53	0.55	0.52	0.50
Ratio of net investment income to average net assets (%)	1.30	(c)	1.28	1.09	0.83	0.79	0.58
Portfolio turnover rate (%)	84	(c)	93	89	75	79	101
Net assets, end of period (000)	$1,613,701		$1,711,587	$1,877,980	$1,886,744	$1,564,635	$2,457,339

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$27.46		$26.83	$24.40	$18.93	$25.80	$29.14

Income From Investment Operations
Net investment income	0.15		0.27	0.24	0.14	0.12	0.02
Net realized and unrealized gain (loss) on investments	0.25		0.60	2.33	5.48	(6.87)	(3.36)

Total from investment operations	0.40		0.87	2.57	5.62	(6.75)	(3.34)

Less Distributions
Distributions from net investment income	(0.31)		(0.24)	(0.14)	(0.15)	(0.12)	0.00

Total distributions	(0.31)		(0.24)	(0.14)	(0.15)	(0.12)	0.00

Net Asset Value, End of Period	$27.55		$27.46	$26.83	$24.40	$18.93	$25.80

Total Return (%)	1.4	(b)	3.3	10.6	29.9	(26.3)	(11.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	(c)	0.80	0.79	0.81	0.79	0.78	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.79	(c)	0.78	0.78	0.80	0.77	0.75	(c)
Ratio of net investment income to average net assets (%)	1.06	(c)	1.06	0.98	0.59	0.61	0.45	(c)
Portfolio turnover rate (%)	84	(c)	93	89	75	79	101
Net assets, end of period (000)	$34,757		$33,624	$26,815	$14,219	$6,486	$2,849

(a)	Commencement of operations was May 1,2001 for Classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-108

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$27.59		$26.94	$24.50	$19.01	$25.89	$29.23

Income From Investment Operations
Net investment income	0.17		0.32	0.24	0.16	0.16	0.01
Net realized and unrealized gain (loss) of investments	0.24		0.59	2.37	5.51	(6.92)	(3.35)

Total from investment operations	0.41		0.91	2.61	5.67	(6.76)	(3.34)

Less Distributions
Distributions from net investment income	(0.34)		(0.26)	(0.17)	(0.18)	(0.12)	0.00

Total distributions	(0.34)		(0.26)	(0.17)	(0.18)	(0.12)	0.00

Net Asset Value, End of Period	$27.66		$27.59	$26.94	$24.50	$19.01	$25.89

Total Return (%)	1.5	(b)	3.5	10.7	30.0	(26.2)	(11.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	(c)	0.70	0.69	0.71	0.69	0.68	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.69	(c)	0.68	0.68	0.70	0.67	0.65	(c)
Ratio of net investment income to average net assets (%)	1.15	(c)	1.13	0.98	0.71	0.79	0.43	(c)
Portfolio turnover rate (%)	84	(c)	93	89	75	79	101
Net assets, end of period (000)	$41,547		$45,674	$50,917	$35,008	$7,575	$11

(a)	Commencement of operations was May 1,2001 for Classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-109

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—98.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.5%
L-3 Communications Holdings, Inc.	10,100	$761,742
Lockheed Martin Corp.	10,700	767,618
Raytheon Co.	19,800	882,486

		2,411,846

Beverages—1.1%
Anheuser-Busch Cos., Inc.	17,800	811,502
The Pepsi Bottling Group, Inc.	26,700	858,405

		1,669,907

Capital Markets—4.2%
Capital One Financial Corp.	11,100	948,495
Lehman Brothers Holdings, Inc.	31,200	2,032,680
State Street Corp.	12,600	731,934
The Bear Stearns Co., Inc.	11,500	1,610,920
The Goldman Sachs Group, Inc.	8,400	1,263,612

		6,587,641

Chemicals—1.7%
Rohm & Haas Co.	20,400	1,022,448
The Dow Chemical Co.	23,500	917,205
The Lubrizol Corp.	16,500	657,525

		2,597,178

Commercial Banks—4.5%
BB&T Corp.	22,700	944,093
KeyCorp.	39,300	1,402,224
SunTrust Banks, Inc.	19,200	1,464,192
The Colonial BancGroup, Inc.	44,500	1,142,760
U.S. Bancorp	70,000	2,161,600

		7,114,869

Communications Equipment—0.5%
Motorola, Inc.	36,800	741,520

Computers & Peripherals—1.7%
Hewlett-Packard Co.	43,000	1,362,240
International Business Machines Corp.	7,427	570,542
Western Digital Corp. (a)	39,800	788,438

		2,721,220

Containers & Packaging—1.0%
Temple-Inland, Inc.	38,100	1,633,347

Diversified Financial Services—13.4%
Bank of America Corp.	144,900	6,969,690
CIT Group, Inc.	21,800	1,139,922
Citigroup, Inc.	150,956	7,282,117
JPMorgan Chase & Co.	134,500	5,649,000

		21,040,729

Security Description	Shares	Value*

Diversified Telecommunication Services—4.9%
ALLTEL Corp.	15,800	$1,008,514
AT&T, Inc.	139,900	3,901,811
Embarq Corp.	2,867	117,518
Verizon Communications, Inc.	79,290	2,655,422

		7,683,265

Electric Utilities—3.2%
CenterPoint Energy, Inc.	117,500	1,468,750
FirstEnergy Corp.	27,900	1,512,459
PPL Corp.	60,360	1,949,628

		4,930,837

Food & Staples Retailing—0.6%
The Kroger Co. (a)	41,700	911,562

Food Products—1.6%
Archer-Daniels-Midland Co.	38,100	1,572,768
General Mills, Inc.	16,800	867,888

		2,440,656

Gas Utilities—0.7%
AGL Resources, Inc.	29,700	1,132,164

Health Care Providers & Services—1.1%
Community Health Systems, Inc. (a)	23,700	870,975
Coventry Health Care, Inc. (a)	15,800	868,052

		1,739,027

Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp.	50,412	1,693,843

Household Durables—1.6%
Fortune Brands, Inc.	13,100	930,231
Newell Rubbermaid, Inc.	35,900	930,144
The Black & Decker Corp.	7,700	650,342

		2,510,717

Household Products—1.4%
The Procter & Gamble Co.	38,400	2,155,369

Independent Power Producers & Energy Traders—0.6%
TXU Corp.	15,600	932,724

Industrial Conglomerates—2.1%
General Electric Co.	98,800	3,256,448

Insurance—7.8%
ACE, Ltd.	15,300	774,027
American International Group, Inc.	24,960	1,473,888
Genworth Financial, Inc. (Class A)	34,500	1,201,980
Nationwide Financial Services, Inc.	19,500	859,560
Prudential Financial, Inc.	12,800	994,560
The Allstate Corp.	38,000	2,079,740

*See accompanying notes to financial statements.

MSF-110

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
The Chubb Corp.	31,600	$1,576,840
The St. Paul Travelers Cos., Inc.	51,300	2,286,954
W.R. Berkley Corp.	28,750	981,238

		12,228,787

IT Services—0.9%
Computer Sciences Corp. (a)	15,800	765,352
Sabre Holdings Corp. (Class A)	31,300	688,600

		1,453,952

Machinery—2.9%
Caterpillar, Inc.	14,800	1,102,674
Cummins, Inc.	10,600	1,295,850
Ingersoll-Rand Co., Ltd. (Class A)	27,800	1,189,481
Parker-Hannifin Corp.	12,000	931,200

		4,519,205

Media—4.3%
The McGraw-Hill Cos., Inc.	18,700	939,301
The Walt Disney Co.	97,590	2,927,700
Time Warner, Inc.	161,600	2,795,680

		6,662,681

Metals & Mining—1.3%
Nucor Corp.	19,900	1,079,575
Phelps Dodge Corp.	10,900	895,544

		1,975,119

Multi-Utilities—1.9%
PG&E Corp.	40,900	1,606,552
Sempra Energy	31,000	1,409,880

		3,016,432

Multiline Retail—0.7%
J.C. Penney Co., Inc.	17,300	1,167,923

Oil, Gas & Consumable Fuels—13.4%
Chevron Corp.	81,286	5,044,609
ConocoPhillips	62,400	4,089,072
Devon Energy Corp.	21,700	1,310,897
Exxon Mobil Corp.	117,500	7,208,625
Hess Corp.	30,200	1,596,070
Valero Energy Corp.	26,900	1,789,388

		21,038,661

Pharmaceuticals—5.7%
Merck & Co., Inc.	67,100	2,444,453
Pfizer, Inc.	209,100	4,907,577
Wyeth Pharmaceuticals	35,470	1,575,223

		8,927,253

Real Estate—3.4%
CB Richard Ellis Group, Inc. (a)	24,000	597,600
Host Hotels & Resorts, Inc. (REIT)	78,200	1,710,234

Security Description	Shares	Value*

Real Estate—(Continued)
HRPT Properties Trust (REIT)	88,800	$1,026,528
Simon Property Group, Inc. (REIT)	23,700	1,965,678

		5,300,040

Road & Rail—1.0%
Burlington Northern Santa Fe Corp.	10,200	808,350
Union Pacific Corp.	8,700	808,752

		1,617,102

Semiconductors & Semiconductor Equipment—0.6%
Freescale Semiconductor, Inc. (Class A) (a)	20,600	597,400
Freescale Semiconductor, Inc. (Class B) (a)	10,500	308,700

		906,100

Software—0.5%
McAfee, Inc. (a)	31,800	771,786

Specialty Retail—0.9%
Barnes & Noble, Inc. (a)	16,061	586,227
The Home Depot, Inc.	22,200	794,538

		1,380,765

Thrifts & Mortgage Finance—2.1%
Countrywide Financial Corp.	22,800	868,224
Federal National Mortgage Association	13,120	631,072
Washington Mutual, Inc.	37,500	1,709,250

		3,208,546

Tobacco—1.7%
Altria Group, Inc.	18,800	1,380,484
Reynolds American, Inc.	10,800	1,245,240

		2,625,724

Wireless Telecommunication Services—0.7%
Sprint Nextel Corp.	57,054	1,140,509

Total Common Stock (Identified Cost—$142,133,860)		153,845,454

Short Term Investments—1.7%
Security Description	Face Amount	Value*

Discount Notes—1.7%
Federal Home Loan Bank 4.750, 07/03/06	$2,700,000	2,699,288

Total Short Term Investments (Identified Cost—$2,699,288)		2,699,288

Total Investments—100.0% (Identified Cost $144,833,148) (b)		156,544,742
Liabilities in excess of other assets		(50,542)

Total Net Assets—100%		$156,494,200

*See accompanying notes to financial statements.

MSF-111

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $144,833,148 and the composition of unrealized appreciation and depreciation of investment securities was $14,345,596 and $(2,634,002), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2006	Net Unrealized Appreciation
S&P 500 Index Futures	9/14/2006	8	$2,539,100	$2,558,800	$19,700

See accompanying notes to financial statements.

MSF-112

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$156,544,742
Cash		12,764
Receivable for:
Securities sold		6,860,408
Fund shares sold		397,730
Accrued interest and dividends		239,673

Total Assets		164,055,317
Liabilities
Payable for:
Fund shares redeemed	$494,410
Securities purchased	6,888,682
Futures variation margin	9,613
Accrued expenses:
Management fees	86,813
Service and distribution fees	18,114
Other expenses	63,485

Total Liabilities		7,561,117

Net Assets		$156,494,200

Net assets consists of:
Capital paid in		$140,843,047
Undistributed net investment income		1,084,119
Accumulated net realized gains		2,835,740
Unrealized appreciation on investments and futures contracts		11,731,294

Net Assets		$156,494,200

Computation of offering price:
Class A
Net asset value and redemption price per share ($38,664,322 divided by 3,168,432 shares outstanding)		$12.20

Class B
Net asset value and redemption price per share ($54,605,598 divided by 4,490,443 shares outstanding)		$12.16

Class E
Net asset value and redemption price per share ($63,224,280 divided by 5,192,007 shares outstanding)		$12.18

Identified cost of investments		$144,833,148

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$1,687,845
Interest		71,191

		1,759,036
Expenses
Management fees	$498,219
Service and distribution fees—Class B	54,980
Service and distribution fees—Class E	45,256
Directors’ fees and expenses	10,573
Custodian	40,425
Audit and tax services	13,760
Legal	2,082
Printing	23,873
Insurance	1,160
Miscellaneous	14,888

Total expenses	705,216
Expense reductions	(14,370)	690,846

Net Investment Income		1,068,190

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	5,114,253
Futures contracts—net	(117,349)	4,996,904

Unrealized appreciation on:
Investments—net	1,109,313
Futures contracts—net	41,152	1,150,465

Net gain		6,147,369

Net Increase in Net Assets From Operations		$7,215,559

See accompanying notes to financial statements.

MSF-113

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$1,068,190	$1,815,706
Net realized gain	4,996,904	11,494,440
Unrealized appreciation (depreciation)	1,150,465	(6,010,308)

Increase in net assets from operations	7,215,559	7,299,838

From Distributions to Shareholders
Net investment income
Class A	(515,159)	(368,702)
Class B	(516,442)	(183,294)
Class E	(736,583)	(506,615)

	(1,768,184)	(1,058,611)

Net realized gain
Class A	(2,523,701)	(397,064)
Class B	(3,063,517)	(240,573)
Class E	(4,039,624)	(625,819)

	(9,626,842)	(1,263,456)

Total distributions	(11,395,026)	(2,322,067)

Increase in net assets from capital share transactions	26,828,945	16,279,118

Total increase in net assets	22,649,478	21,256,889

Net Assets
Beginning of the period	133,844,722	112,587,833

End of the period	$156,494,200	$133,844,722

Undistributed Net Investment Income
End of the period	$1,084,119	$1,784,113

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	440,133	$5,622,835	756,813	$9,144,105
Reinvestments	246,661	3,038,861	66,243	765,766
Redemptions	(612,176)	(7,880,069)	(806,644)	(9,794,697)

Net increase	74,618	$781,627	16,412	$115,174

Class B
Sales	1,518,218	$19,138,096	1,891,148	$22,826,855
Reinvestments	291,528	3,579,959	36,762	423,867
Redemptions	(256,481)	(3,265,448)	(306,813)	(3,727,418)

Net increase	1,553,265	$19,452,607	1,621,097	$19,523,304

Class E
Sales	968,470	$12,217,768	1,129,889	$13,633,205
Reinvestments	388,309	4,776,206	98,131	1,132,434
Redemptions	(817,475)	(10,399,263)	(1,497,577)	(18,124,999)

Net increase (decrease)	539,304	$6,594,711	(269,557)	$(3,359,360)

Increase derived from capital share transactions	2,167,187	$26,828,945	1,367,952	$16,279,118

See accompanying notes to financial statements.

MSF-114

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.56		$12.11	$10.67	$7.95	$10.00

Income From Investment Operations
Net investment income	0.11		0.19	0.15	0.11	0.06
Net realized and unrealized gain (loss) on investments	0.58		0.51	1.29	2.71	(2.06)

Total from investment operations	0.69		0.70	1.44	2.82	(2.00)

Less Distributions
Distributions from net investment income	(0.18)		(0.12)	0.00	(0.10)	(0.05)
Distributions from net realized capital gains	(0.87)		(0.13)	0.00	0.00	0.00

Total distributions	(1.05)		(0.25)	0.00	(0.10)	(0.05)

Net Asset Value, End of Period	$12.20		$12.56	$12.11	$10.67	$7.95

Total Return (%)	5.4	(b)	6.0	13.4	35.7	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	(c)	0.85	0.93	0.94	0.85	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	(c)	0.83	0.89	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	1.05	2.33	(c)
Ratio of net investment income to average net assets (%)	1.64	(c)	1.59	1.31	1.28	1.18	(c)
Portfolio turnover rate (%)	69	(c)	109	31	51	84	(c)
Net assets, end of period (000)	$38,664		$38,850	$37,259	$33,113	$4,642

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.50		$12.07	$10.66	$7.95	$8.30

Income From Investment Operations
Net investment income	0.07		0.13	0.08	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.61		0.53	1.33	2.76	(0.36)

Total from investment operations	0.68		0.66	1.41	2.80	(0.33)

Less Distributions
Distributions from net investment income	(0.15)		(0.10)	0.00	(0.09)	(0.02)
Distributions from net realized capital gains	(0.87)		(0.13)	0.00	0.00	0.00

Total distributions	(1.02)		(0.23)	0.00	(0.09)	(0.02)

Net Asset Value, End of Period	$12.16		$12.50	$12.07	$10.66	$7.95

Total Return (%)	5.4	(b)	5.6	13.2	35.4	(4.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.10	(c)	1.10	1.18	1.19	1.10	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.08	(c)	1.08	1.14	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	1.30	2.58	(c)
Ratio of net investment income to average net assets (%)	1.40	(c)	1.38	1.46	1.02	0.93	(c)
Portfolio turnover rate (%)	69	(c)	109	31	51	84	(c)
Net assets, end of period (000)	$54,606		$36,725	$15,880	$61	$1

(a)	Commencement of operations was May 1, 2002 for Classes A and E and July 30, 2002 for Class B .
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-115

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.52		$12.08	$10.66	$7.95	$10.00

Income From Investment Operations
Net investment income	0.09		0.18	0.12	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.60		0.49	1.30	2.72	(2.04)

Total from investment operations	0.69		0.67	1.42	2.80	(2.00)

Less Distributions
Distributions from net investment income	(0.16)		(0.10)	0.00	(0.09)	(0.05)
Distributions from net realized capital gains	(0.87)		(0.13)	0.00	0.00	0.00

Total distributions	(1.03)		(0.23)	0.00	(0.09)	(0.05)

Net Asset Value, End of Period	$12.18		$12.52	$12.08	$10.66	$7.95

Total Return (%)	5.4	(b)	5.7	13.3	35.4	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	(c)	1.00	1.08	1.09	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.98	(c)	0.98	1.04	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	1.20	2.48	(c)
Ratio of net investment income to average net assets (%)	1.49	(c)	1.44	1.21	1.14	1.03	(c)
Portfolio turnover rate (%)	69	(c)	109	31	51	84	(c)
Net assets, end of period (000)	$63,224		$58,269	$59,449	$29,051	$4,911

(a)	Commencement of operations was May 1, 2002 for Classes A and E and July 30, 2002 for Class B .
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-116

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—97.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—10.7%
Boeing Co.	57,700	$4,726,207
General Dynamics Corp.	145,000	9,491,700
Honeywell International, Inc.	477,500	19,243,250
United Technologies Corp.	317,200	20,116,824

		53,577,981

Beverages—3.3%
PepsiCo, Inc.	273,500	16,420,940

Biotechnology—2.2%
Amylin Pharmaceuticals, Inc. (a)(b)	117,200	5,786,164
Genzyme Corp. (b)	51,800	3,162,390
MedImmune, Inc. (b)	77,713	2,106,022

		11,054,576

Capital Markets—3.9%
Legg Mason, Inc.	42,800	4,259,456
Morgan Stanley	74,700	4,721,787
The Goldman Sachs Group, Inc.	71,000	10,680,530

		19,661,773

Chemicals—1.8%
Monsanto Co.	107,846	9,079,555

Communications Equipment—3.8%
Corning, Inc. (b)	539,500	13,050,505
Qualcomm, Inc.	153,000	6,130,710

		19,181,215

Computers & Peripherals—5.7%
Apple Computer, Inc. (b)	80,400	4,592,448
EMC Corp. (b)	893,495	9,801,640
Hewlett-Packard Co.	383,300	12,142,944
Sun Microsystems, Inc. (b)	509,700	2,115,255

		28,652,287

Consumer Finance—5.0%
American Express Co.	268,000	14,262,960
SLM Corp.	204,600	10,827,432

		25,090,392

Diversified Financial Services—2.3%
NYSE Group, Inc. (a)	71,220	4,877,146
The Chicago Mercantile Exchange	13,708	6,732,684

		11,609,830

Electrical Equipment—2.3%
Cooper Industries, Ltd. (Class A)	126,800	11,782,256

Energy Equipment & Services—5.6%
GlobalSantaFe Corp.	229,400	13,247,850
Schlumberger, Ltd.	157,600	10,261,336
Weatherford International, Ltd. (b)	95,000	4,713,900

		28,223,086

Security Description	Shares	Value*

Food & Staples Retailing—5.0%
CVS Corp.	371,200	$11,395,840
Walgreen Co.	180,200	8,080,168
Whole Foods Market, Inc.	84,300	5,449,152

		24,925,160

Health Care Equipment & Supplies—1.2%
Advanced Medical Optics, Inc. (a) (b)	121,000	6,134,700

Health Care Providers & Services—2.2%
Caremark Rx, Inc. (b)	101,900	5,081,753
Medco Health Solutions, Inc. (b)	100,200	5,739,456

		10,821,209

Household Durables—0.9%
Harman International Industries, Inc.	53,800	4,592,906

Household Products—4.0%
The Procter & Gamble Co.	360,700	20,054,920

Industrial Conglomerates—3.1%
General Electric Co.	143,700	4,736,352
Textron, Inc.	119,300	10,997,074

		15,733,426

Internet Software & Services—6.9%
Google, Inc. (Class A) (b)	39,406	16,524,118
Yahoo!, Inc. (b)	543,345	17,930,385

		34,454,503

IT Services—1.3%
Cognizant Technology Solutions Corp. (Class A) (b)	100,200	6,750,474

Machinery—2.4%
Danaher Corp.	189,200	12,169,344

Metals & Mining—3.2%
CONSOL Energy, Inc. (b)	344,100	16,076,352

Oil, Gas & Consumable Fuels—0.5%
Newfield Expolration Co. (b)	55,500	2,716,170

Pharmaceuticals—9.3%
Allergan, Inc.	88,983	9,544,317
Eli Lilly & Co.	139,900	7,732,273
Johnson & Johnson	195,400	11,708,368
Merck & Co., Inc.	337,600	12,298,768
Novartis AG (ADR)	98,500	5,311,120

		46,594,846

Semiconductors & Semiconductor Equipment—2.7%
Broadcom Corp. (b)	37,600	1,129,880
Freescale Semiconductor, Inc. (Class A) (b)	265,000	7,685,000
Marvell Technology Group, Ltd. (b)	32,700	1,449,591
PMC-Sierra, Inc. (a) (b)	372,500	3,501,500

		13,765,971

*See accompanying notes to financial statements.

MSF-117

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—2.2%
Adobe Systems, Inc. (b)	194,300	$5,898,948
Salesforce.com, Inc. (a) (b)	192,800	5,140,048

		11,038,996

Specialty Retail—2.0%
Chico’s FAS, Inc. (b)	70,600	1,904,788
Staples, Inc.	330,650	8,041,408

		9,946,196

Textiles, Apparel & Luxury Goods—2.1%
Coach, Inc. (b)	118,700	3,549,130
Polo Ralph Lauren Corp.	125,800	6,906,420

		10,455,550

Wireless Telecommunication Services—2.0%
American Tower Corp. (Class A) (b)	76,900	2,393,128
NII Holdings, Inc. (Class B) (b)	136,807	7,713,178

		10,106,306

Total Common Stock (Identified Cost $447,482,421)		490,670,920

Short Term Investments—1.0%
Security Description	Face Amount	Value*

Discount Notes—1.0%
Federal Home Loan Bank 4.750, 07/03/06	$4,700,000	$4,698,760

Total Short Term Investments (Identified Cost $4,698,760)		4,698,760

Total Investments—98.6% (Identified Cost $452,181,181) (c)		495,369,680
Other assets less liabilities		7,240,171

Total Net Assets—100%		$502,609,851

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 27,485,055 and the collateral received consisted of cash in the amount of $ 27,592,305.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $452,181,181 and the composition of unrealized appreciation and depreciation of investment securities was $ 56,737,950 and $(13,549,451), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-118

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$495,369,680
Cash		87,610
Collateral for securities loaned		27,592,305
Receivable for:
Securities sold		7,202,831
Fund shares sold		1,045,564
Accrued interest and dividends		391,069

Total Assets		531,689,059
Liabilities
Payable for:
Fund shares redeemed	$1,005,960
Return of collateral for securities loaned	27,592,305
Accrued expenses:
Management fees	294,054
Service and distribution fees	12,976
Deferred directors’ fees	24,597
Other expenses	149,316

Total Liabilities		29,079,208

Net Assets		$502,609,851

Net assets consists of:
Capital paid in		$654,262,263
Undistributed net investment income		412,756
Accumulated net realized losses		(195,253,667)
Unrealized appreciation on investments		43,188,499

Net Assets		$502,609,851

Computation of offering price:
Class A
Net asset value and redemption price per share ($420,034,032 divided by 19,775,109 shares outstanding)		$21.24

Class B
Net asset value and redemption price per share ($39,935,515 divided by 1,910,058 shares outstanding)		$20.91

Class E
Net asset value and redemption price per share ($42,640,304 divided by 2,023,967 shares outstanding)		$21.07

Identified cost of investments		$452,181,181

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$2,351,144 (a)
Interest		184,003 (b)

		2,535,147
Expenses
Management fees	$1,931,047
Service and distribution fees—Class B	48,021
Service and distribution fees—Class E	33,007
Directors’ fees and expenses	10,573
Custodian	66,962
Audit and tax services	13,760
Legal	7,862
Printing	99,732
Insurance	4,934
Miscellaneous	3,970

Total expenses	2,219,868
Expense reductions	(130,851)	2,089,017

Net Investment Income		446,130

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		29,712,229
Unrealized depreciation on:
Investments—net		(40,149,301)

Net gain (loss)		(10,437,072)

Net Increase (Decrease) in Net Assets From Operations		$(9,990,942)

(a)	Net of foreign taxes of $14,331.
(b)	Includes income on securities loaned of $19,705.

See accompanying notes to financial statements.

MSF-119

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$446,130	$684,665
Net realized gain	29,712,229	30,874,540
Unrealized appreciation (depreciation)	(40,149,301)	3,691,656

Increase (decrease) in net assets from operations	(9,990,942)	35,250,861

From Distributions to Shareholders
Net investment income
Class A	(527,711)	(2,005,932)
Class B	0	(43,513)
Class E	0	(125,307)

Total distributions	(527,711)	(2,174,752)

Decrease in net assets from capital share transactions	(37,364,401)	(69,424,051)

Total (decrease) in net assets	(47,883,054)	(36,347,942)

Net Assets
Beginning of the period	550,492,905	586,840,847

End of the period	$502,609,851	$550,492,905

Undistributed Net Investment Income
End of the period	$412,756	$494,337

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	1,443,031	$31,446,377	3,340,014	$67,343,900
Reinvestments	23,696	527,711	106,303	2,005,932
Redemptions	(3,283,088)	(71,726,519)	(6,932,487)	(139,604,414)

Net decrease	(1,816,361)	$(39,752,431)	(3,486,170)	$(70,254,582)

Class B
Sales	424,756	$9,099,256	598,836	$11,891,655
Reinvestments	0	0	2,339	43,513
Redemptions	(237,337)	(5,086,032)	(316,406)	(6,251,547)

Net increase	187,419	$4,013,224	284,769	$5,683,621

Class E
Sales	206,790	$4,487,530	303,301	$6,021,019
Reinvestments	0	0	6,694	125,307
Redemptions	(282,050)	(6,112,724)	(550,750)	(10,999,416)

Net decrease	(75,260)	$(1,625,194)	(240,755)	$(4,853,090)

Decrease derived from capital share transactions	(1,704,202)	$(37,364,401)	(3,442,156)	$(69,424,051)

See accompanying notes to financial statements.

MSF-120

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$21.70		$20.37	$18.72	$13.86	$20.74	$25.06

Income From Investment Operations
Net investment income	0.02		0.04	0.08	0.00	0.01	0.00
Net realized and unrealized gain (loss) on investments	(0.45)		1.37	1.57	4.87	(6.89)	(2.91)

Total from investment operations	(0.43)		1.41	1.65	4.87	(6.88)	(2.91)

Less Distributions
Distributions from net investment income	(0.03)		(0.08)	0.00	(0.01)	0.00	(0.07)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.34)

Total distributions	(0.03)		(0.08)	0.00	(0.01)	0.00	(1.41)

Net Asset Value, End of Period	$21.24		$21.70	$20.37	$18.72	$13.86	$20.74

Total Return (%)	(2.0	)(b)	7.0	8.8	35.2	(33.2)	(12.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	(c)	0.80	0.80	0.82	0.79	0.84
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	(c)	0.76	0.76	0.80	N/A	N/A
Ratio of net investment income to average net assets (%)	0.20	(c)	0.15	0.39	0.00	0.05	0.00
Portfolio turnover rate (%)	109	(c)	76	190	167	243	88
Net assets, end of period (000)	$420,034		$468,532	$510,771	$539,840	$449,676	$788,097

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$21.36		$20.04	$18.46	$13.65	$14.64

Income From Investment Operations
Net investment income (loss)	0.00		(0.03)	0.07	0.00	(0.01)
Net realized and unrealized gain (loss) on investments	(0.45)		1.38	1.51	4.81	(0.98)

Total from investment operations	(0.45)		1.35	1.58	4.81	(0.99)

Less Distributions
Distributions from net investment income	0.00		(0.03)	0.00	0.00	0.00

Total distributions	0.00		(0.03)	0.00	0.00	0.00

Net Asset Value, End of Period	$20.91		$21.36	$20.04	$18.46	$13.65

Total Return (%)	(2.1	)(b)	6.8	8.6	35.2	(6.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	(c)	1.05	1.05	1.07	1.04	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	(c)	1.01	1.01	1.05	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.04	)(c)	(0.10)	0.59	(0.04)	(0.24	)(c)
Portfolio turnover rate (%)	109	(c)	76	190	167	243
Net assets, end of period (000)	$39,936		$36,798	$28,818	$89	$1

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-121

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$21.51		$20.19	$18.59	$13.78	$20.64	$23.50

Income From Investment Operations
Net investment income (loss)	0.00		0.00	0.06	(0.02)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	(0.44)		1.38	1.54	4.83	(6.85)	(2.86)

Total from investment operations	(0.44)		1.38	1.60	4.81	(6.86)	(2.86)

Less Distributions
Distributions from net investment income	0.00		(0.06)	0.00	0.00	0.00	0.00

Total distributions	0.00		(0.06)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$21.07		$21.51	$20.19	$18.59	$13.78	$20.64

Total Return (%)	(2.1	)(b)	6.9	8.6	34.9	(33.2)	(12.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	(c)	0.95	0.95	0.97	0.94	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	(c)	0.91	0.91	0.95	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.05	(c)	0.00	0.29	(0.14)	(0.06)	0.00	(c)
Portfolio turnover rate (%)	109	(c)	76	190	167	243	88
Net assets, end of period (000)	$42,640		$45,163	$47,251	$37,288	$15,218	$4,994

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-122

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—98.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.0%
Rockwell Collins, Inc.	4,200	$234,654
United Technologies Corp.	170,490	10,812,476

		11,047,130

Air Freight & Logistics—1.3%
FedEx Corp.	5,980	698,823
United Parcel Service, Inc. (Class B)	81,800	6,734,594

		7,433,417

Automobiles—0.3%
General Motors Corp.	59,600	1,775,484

Beverages—2.2%
Anheuser-Busch Cos., Inc.	29,400	1,340,346
PepsiCo, Inc.	125,080	7,509,803
The Coca-Cola Co.	43,200	1,858,464
The Pepsi Bottling Group, Inc.	40,440	1,300,146

		12,008,759

Biotechnology—1.1%
Amgen, Inc. (a)	23,650	1,542,690
ImClone Systems, Inc. (a)	80,200	3,098,928
Millennium Pharmaceuticals, Inc. (a)	125,400	1,250,238

		5,891,856

Building Products—0.9%
American Standard Cos., Inc.	120,000	5,192,400

Capital Markets—0.6%
Capital One Financial Corp.	20,700	1,768,815
The Goldman Sachs Group, Inc.	11,780	1,772,065

		3,540,880

Chemicals—1.6%
E. I. du Pont de Nemours & Co.	12,600	524,160
Huntsman Corp. (a)	160,400	2,778,128
Methanex Corp.	49,700	1,052,646
Potash Corp. of Saskatchewan, Inc.	14,300	1,229,371
Rohm & Haas Co.	9,500	476,140
The Dow Chemical Co.	57,700	2,252,031
The Scotts Miracle-Gro Co.	15,100	639,032

		8,951,508

Commercial Banks—2.9%
Fifth Third Bancorp	62,300	2,301,985
Golden West Financial Corp.	16,600	1,231,720
Wachovia Corp.	89,400	4,834,752
Wells Fargo & Co.	116,000	7,781,280

		16,149,737

Communications Equipment—3.2%
Cisco Systems, Inc. (a)	519,540	10,146,616
Corning, Inc. (a)	261,750	6,331,733

Security Description	Shares	Value*

Communications Equipment—(Continued)
Qualcomm, Inc.	40,160	$1,609,211

		18,087,560

Computers & Peripherals—3.1%
Dell, Inc. (a)	101,600	2,480,056
EMC Corp. (a)	27,770	304,637
Hewlett-Packard Co.	51,020	1,616,314
SanDisk Corp. (a)	129,300	6,591,714
Seagate Technology (a)	138,200	3,128,848
Sun Microsystems, Inc. (a)	689,100	2,859,765

		16,981,334

Construction & Engineering—1.7%
Fluor Corp.	103,800	9,646,134

Consumer Finance—2.9%
SLM Corp.	305,300	16,156,476

Diversified Financial Services—2.0%
AmeriCredit Corp. (a)	42,600	1,189,392
JPMorgan Chase & Co.	235,972	9,910,824

		11,100,216

Diversified Telecommunication Services—1.1%
AT&T, Inc.	52,077	1,452,428
Qwest Communications International, Inc. (a)	174,600	1,412,514
Verizon Communications, Inc.	91,438	3,062,259

		5,927,201

Electric Utilities—0.2%
Exelon Corp.	23,200	1,318,456

Electrical Equipment—0.7%
Cooper Industries, Ltd. (Class A)	23,200	2,155,744
Emerson Electric Co.	20,000	1,676,200

		3,831,944

Electronic Equipment & Instruments—1.6%
Agilent Technologies, Inc. (a)	35,305	1,114,226
Avnet, Inc. (a)	10,180	203,804
Flextronics International, Ltd. (a)	409,700	4,351,014
Jabil Circuit, Inc.	77,110	1,974,016
Thermo Electron Corp. (a)	38,600	1,398,864

		9,041,924

Energy Equipment & Services—3.9%
Baker Hughes, Inc.	46,610	3,815,029
BJ Services Co.	44,100	1,643,166
Halliburton Co.	25,300	1,877,513
Patterson-UTI Energy, Inc.	8,470	239,786
Schlumberger, Ltd.	126,200	8,216,882
Transocean, Inc. (a)	15,100	1,212,832
Weatherford International, Ltd. (a)	95,800	4,753,596

		21,758,804

*See accompanying notes to financial statements.

MSF-123

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Food & Staples Retailing—0.4%
Sysco Corp.	71,300	$2,178,928

Food Products—2.0%
Campbell Soup Co.	88,200	3,273,102
H.J. Heinz Co.	29,600	1,220,112
Kraft Foods, Inc. (Class A)	107,100	3,309,390
Sara Lee Corp.	126,100	2,020,122
Unilever NV (ADR)	63,600	1,434,180

		11,256,906

Health Care Equipment & Supplies—1.2%
Baxter International, Inc.	110,200	4,050,952
Lumenis, Ltd. (a)	520	546
Medtronic, Inc.	55,800	2,618,136
St. Jude Medical, Inc. (a)	4,740	153,671

		6,823,305

Health Care Providers & Services—4.0%
Caremark Rx, Inc.	9,180	457,807
DaVita, Inc. (a)	46,300	2,301,110
Lincare Holdings, Inc. (a)	37,000	1,400,080
McKesson Corp. (a)	59,300	2,803,704
Medco Health Solutions, Inc. (a)	66,210	3,792,509
Triad Hospitals, Inc. (a)	20,500	811,390
UnitedHealth Group, Inc.	107,600	4,818,328
WellPoint, Inc. (a)	82,104	5,974,708

		22,359,636

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	33,900	1,414,986
Las Vegas Sands Corp. (a)	44,500	3,464,770
Marriott International, Inc. (Class A)	13,020	496,322
McDonald’s Corp.	23,600	792,960
Starwood Hotels & Resorts Worldwide, Inc. (a)	27,235	1,643,360
The Cheesecake Factory, Inc. (a)	32,000	862,400

		8,674,798

Household Durables—0.7%
Energizer Holdings, Inc. (a)	17,400	1,019,118
Fortune Brands, Inc.	3,400	241,434
Jarden Corp.	31,900	971,355
Leggett & Platt, Inc.	57,300	1,431,354

		3,663,261

Independent Power Producers & Energy Traders—0.5%
The AES Corp. (a)	154,200	2,844,990

Industrial Conglomerates—3.1%
General Electric Co.	484,600	15,972,416
Siemens AG (ADR)	13,000	1,128,660

		17,101,076

Insurance—3.2%
AFLAC, Inc.	24,800	1,149,480

Security Description	Shares	Value*

Insurance—(Continued)
American International Group, Inc.	67,500	$3,985,875
Berkshire Hathaway, Inc. (Class A) (a)	52	4,766,268
Marsh & McLennan Cos., Inc.	123,700	3,326,293
RenaissanceRe Holdings, Ltd.	5,400	261,684
The Chubb Corp.	44,200	2,205,580
XL Capital, Ltd. (Class A)	32,800	2,010,640

		17,705,820

Internet Software & Services—2.1%
eBay, Inc. (a)	79,020	2,314,496
Google, Inc. (Class A) (a)	17,530	7,350,855
Yahoo!, Inc. (a)	62,480	2,061,840

		11,727,191

IT Services—1.2%
Accenture, Ltd. (Class A)	20,750	587,640
Affiliated Computer Services, Inc. (Class A) (a)	57,300	2,957,253
Automatic Data Processing, Inc.	36,270	1,644,845
CheckFree Corp. (a)	10,500	520,380
First Data Corp.	6,210	279,698
Paychex, Inc.	22,200	865,356

		6,855,172

Machinery—1.8%
Danaher Corp.	80,100	5,152,032
Illinois Tool Works, Inc.	96,800	4,598,000

		9,750,032

Media—3.5%
Cablevision Systems Corp. (Class A) (a)	54,032	1,158,986
CBS Corp. (Class B)	47,850	1,294,343
Clear Channel Communications, Inc.	76,500	2,367,675
Comcast Corp. (Class A) (a)	33,400	1,093,516
Getty Images, Inc. (a)	65,000	4,128,150
News Corp. (Class A)	28,770	551,809
Omnicom Group, Inc.	14,300	1,273,987
The Walt Disney Co.	152,400	4,572,000
Time Warner, Inc.	64,000	1,107,200
Viacom, Inc. (Class B) (a)	49,750	1,783,040

		19,330,706

Metals & Mining—1.8%
Alcoa, Inc.	190,616	6,168,334
Barrick Gold Corp.	65,400	1,935,840
Freeport-McMoRan Copper & Gold, Inc. (Class B)	4,990	276,496
Newmont Mining Corp.	33,000	1,746,690

		10,127,360

Multi-Utilities—0.4%
CMS Energy Corp. (a)	91,700	1,186,598
NiSource, Inc.	48,800	1,065,792

		2,252,390

*See accompanying notes to financial statements.

MSF-124

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Multiline Retail—1.4%
Dollar Tree Stores, Inc. (a)	90,500	$2,398,250
Target Corp.	105,900	5,175,333

		7,573,583

Oil, Gas & Consumable Fuels—4.2%
Anadarko Petroleum Corp.	32,000	1,526,080
Arch Coal, Inc.	25,800	1,093,146
Chevron Corp.	45,773	2,840,672
Exxon Mobil Corp.	56,699	3,478,484
Kinder Morgan, Inc.	19,766	1,974,426
Plains Exploration & Prodcution Co. (a)	31,500	1,277,010
Royal Dutch Shell, Plc. (ADR) (A Shares)	149,400	10,006,812
Royal Dutch Shell, Plc. (ADR) (B Shares)	11,107	776,046
XTO Energy, Inc.	7,480	331,140

		23,303,816

Paper & Forest Products—0.3%
International Paper Co.	51,900	1,676,370

Personal Products—0.3%
Avon Products, Inc.	48,200	1,494,200

Pharmaceuticals—8.6%
Allergan, Inc.	68,880	7,388,069
AstraZeneca, Plc. (ADR)	245,200	14,667,864
Eli Lilly & Co.	23,600	1,304,372
Endo Pharmaceuticals Holdings(a)	39,970	1,318,211
Forest Laboratories, Inc. (a)	349,660	13,528,345
Merck & Co., Inc.	9,530	347,178
Novartis AG (ADR)	9,400	506,848
Pfizer, Inc.	102,200	2,398,634
Sepracor, Inc. (a)	34,290	1,959,331
Teva Pharmaceutical Industries, Ltd. (ADR)	139,700	4,413,123

		47,831,975

Real Estate—0.3%
General Growth Properties, Inc. (REIT)	30,880	1,391,453
Host Hotels & Resorts, Inc. (REIT)	16,676	364,704

		1,756,157

Road & Rail—0.2%
Burlington Northern Santa Fe Corp.	3,730	295,603
Norfolk Southern Corp.	12,130	645,559
Union Pacific Corp.	3,060	284,458

		1,225,620

Semiconductors & Semiconductor Equipment—8.3%
Advanced Micro Devices, Inc. (a)	8,290	202,442
Altera Corp. (a)	343,800	6,033,690
Applied Materials, Inc.	433,301	7,054,140
ASML Holding NV (a)	67,810	1,371,118
ATI Technologies, Inc. (a)	212,400	3,101,040
Fairchild Semiconductor International, Inc. (a)	76,400	1,388,188
Freescale Semiconductor, Inc. (Class A) (a)	78,100	2,264,900
Intel Corp.	435,300	8,248,935

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
International Rectifier Corp. (a)	103,100	$4,029,148
KLA-Tencor Corp.	136,300	5,665,991
Linear Technology Corp.	49,500	1,657,755
Teradyne, Inc. (a)	80,000	1,114,400
Xilinx, Inc.	174,300	3,947,895

		46,079,642

Software—3.7%
Adobe Systems, Inc. (a)	36,500	1,108,140
Compuware Corp. (a)	125,000	837,500
Microsoft Corp.	556,830	12,974,131
SAP AG (ADR)	105,755	5,554,253

		20,474,024

Specialty Retail—2.3%
Lowe’s Cos., Inc.	178,900	10,853,863
The Home Depot, Inc.	27,458	982,722
Williams-Sonoma, Inc.	35,700	1,215,585

		13,052,170

Thrifts & Mortgage Finance—5.1%
Federal Home Loan Mortgage Corp.	89,200	5,085,292
Federal National Mortgage Association	131,500	6,325,150
Hudson City Bancorp, Inc.	256,800	3,423,144
IndyMac Bancorp, Inc.	24,800	1,137,080
Washington Mutual, Inc.	277,800	12,662,124

		28,632,790

Tobacco—1.7%
Altria Group, Inc.	127,500	9,362,325

Wireless Telecommunication Services—1.4%
American Tower Corp. (Class A) (a)	34,670	1,078,930
Sprint Nextel Corp.	334,550	6,687,655

		7,766,585

Total Common Stock (Identified Cost $487,077,516)		548,722,048

Short Term Investments—0.6%
Security Description	Face Amount	Value*

Repurchase Agreement—0.6%
State Street Corp. Repurchase Agreement dated 06/30/06 at 2.50% to be repurchased at $3,064,638 on 07/03/06, collateralized by $3,135,000 U.S. Treasury Note 5.125% due 06/30/08 with a value of $3,127,163.	$3,064,000	3,064,000

Total Short Term Investments (Identified Cost $3,064,000)		3,064,000

Total Investments—99.2% (Identified Cost $490,141,516) (b)		551,786,048
Other assets less liabilities		4,503,679

Total Net Assets—100%		$556,289,727

*See accompanying notes to financial statements.

MSF-125

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $490,141,516 and the composition of unrealized appreciation and depreciation of investment securities was $ 80,013,182 and $(18,368,650), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

See accompanying notes to financial statements.

MSF-126

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$551,786,048
Cash		762
Receivable for:
Securities sold		5,863,400
Fund shares sold		74,021
Accrued interest and dividends		479,534
Foreign taxes		19,999

Total Assets		558,223,764
Liabilities
Payable for:
Fund shares redeemed	$402,117
Securities purchased	1,011,951
Accrued expenses:
Management fees	301,117
Service and distribution fees	19,904
Deferred directors’ fees	3,605
Other expenses	195,343

Total Liabilities		1,934,037

Net Assets		$556,289,727

Net assets consists of:
Capital paid in		$481,598,843
Undistributed net investment income		402,833
Accumulated net realized gains		12,643,519
Unrealized appreciation on investments		61,644,532

Net Assets		$556,289,727

Computation of offering price:
Class A
Net asset value and redemption price per share ($457,690,715 divided by 37,131,159 shares outstanding)		$12.33

Class B
Net asset value and redemption price per share ($98,599,012 divided by 8,031,589 shares outstanding)		$12.28

Identified cost of investments		$490,141,516

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$3,919,973	(a)
Interest		68,879

		3,988,852
Expenses
Management fees	$1,779,358
Service and distribution fees—Class B	119,998
Directors’ fees and expenses	10,573
Custodian	54,602
Audit and tax services	13,760
Legal	10,804
Printing	91,001
Insurance	4,551
Miscellaneous	4,018

Total expenses	2,088,665
Expense reductions	(23,178)	2,065,487

Net Investment Income		1,923,365

Realized and Unrealized Gain
Realized gain on:
Investments—net		22,566,097

Unrealized depreciation on:
Investments—net		(5,209,061)

Net gain		17,357,036

Net Increase in Net Assets From Operations		$19,280,401

(a)	Net of foreign taxes of $43,178.

See accompanying notes to financial statements.

MSF-127

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$1,923,365	$3,486,700
Net realized gain	22,566,097	26,588,995
Unrealized depreciation	(5,209,061)	(2,013,059)

Increase in net assets from operations	19,280,401	28,062,636

From Distributions to Shareholders
Net investment income
Class A	(4,202,600)	(112,272)
Class B	(767,845)	0

	(4,970,445)	(112,272)

Net realized gain
Class A	(4,498,095)	0
Class B	(1,062,574)	0

	(5,560,669)	0

Total distributions	(10,531,114)	(112,272)

Increase (decrease) in net assets from capital share transactions	30,844,547	(35,632,836)

Total increase (decrease) in net assets	39,593,834	(7,682,472)

Net Assets
Beginning of the period	516,695,893	524,378,365

End of the period	$556,289,727	$516,695,893

Undistributed Net Investment Income
End of the period	$402,833	$3,449,913

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	167,765	$2,121,497	1,616,243	$18,923,772
Shares issued through acquisition	5,107,411	54,542,071	0	0
Reinvestments	685,094	8,700,695	10,216	112,272
Redemptions	(3,446,854)	(43,617,118)	(6,118,776)	(71,141,702)

Net increase (decrease)	2,513,416	$21,747,145	(4,492,317)	$(52,105,658)

Class B
Sales	1,004,671	$12,665,804	2,457,946	$28,478,625
Reinvestments	144,583	1,830,419	0	0
Redemptions	(429,151)	(5,398,821)	(1,033,651)	(12,005,803)

Net increase	720,103	$9,097,402	1,424,295	$16,472,822

Increase (decrease) derived from capital share transactions	3,233,519	$30,844,547	(3,068,022)	$(35,632,836)

See accompanying notes to financial statements.

MSF-128

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005		2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.33		$11.66		$10.81	$7.90	$10.00

Income From Investment Operations
Net investment income	0.05		0.09		0.09	0.07	0.05
Net realized and unrealized gain (loss) on investments	0.22		0.58		0.91	2.89	(2.15)

Total from investment operations	0.27		0.67		1.00	2.96	(2.10)

Less Distributions
Distributions from net investment income	(0.13)		(0.00	)(e)	(0.15)	(0.05)	0.00
Distributions from net realized capital gains	(0.14)		0.00		0.00	0.00	0.00

Total distributions	(0.27)		0.00		(0.15)	(0.05)	0.00

Net Asset Value, End of Period	$12.33		$12.33		$11.66	$10.81	$7.90

Total Return (%)	2.1	(b)	5.8		9.3	37.7	(21.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	(c)	0.73		0.75	0.76	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.73	(c)	0.73		0.74	0.74	0.60	(c)
Ratio of net investment income to average net assets (%)	0.76	(c)	0.73		0.77	0.65	0.88	(c)
Portfolio turnover rate (%)	52	(c)	29		45	27	30	(c)
Net assets, end of period (000)	$457,691		$426,968		$455,938	$351,867	$309,078

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.27		$11.63	$10.78	$7.89	$10.00

Income From Investment Operations
Net investment income	0.03		0.06	0.07	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.22		0.58	0.90	2.90	(2.13)

Total from investment operations	0.25		0.64	0.97	2.94	(2.11)

Less Distributions
Distributions from net investment income	(0.10)		0.00	(0.12)	(0.05)	0.00
Distributions from net realized capital gains	(0.14)		0.00	0.00	0.00	0.00

Total distributions	(0.24)		0.00	(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$12.28		$12.27	$11.63	$10.78	$7.89

Total Return (%)	2.0	(b)	5.5	9.0	37.4	(21.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	(c)	0.98	1.00	1.01	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.98	(c)	0.98	0.99	0.99	0.85	(c)
Ratio of net investment income to average net assets (%)	0.51	(c)	0.48	0.56	0.39	0.63	(c)
Portfolio turnover rate (%)	52	(c)	29	45	27	30	(c)
Net assets, end of period (000)	$98,599		$89,728	$68,440	$28,420	$9,157

(a)	Commencement of operations was May 1, 2002 for Classes A and B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-129

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—96.4% of Total Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.6%
United Parcel Service, Inc. (Class B)	273,100	$22,484,323

Automobiles—1.2%
Harley-Davidson, Inc. (a)	803,900	44,126,071

Beverages—2.0%
Diageo, Plc. (ADR)	686,700	46,386,585
Heineken Holding (EUR)	660,443	24,319,963

		70,706,548

Capital Markets—2.0%
Ameriprise Financial, Inc.	801,780	35,815,513
Morgan Stanley	359,210	22,705,664
State Street Corp.	189,100	10,984,819

		69,505,996

Commercial Banks—10.5%
Commerce Bancorp, Inc. (a)	539,600	19,247,532
Golden West Financial Corp.	1,617,700	120,033,340
HSBC Holdings, Plc. (GBP)	5,768,647	101,830,400
Lloyds TSB Group, Plc. (ADR) (a)	713,600	28,165,792
Wells Fargo & Co.	1,509,400	101,250,552

		370,527,616

Commercial Services & Supplies—1.8%
Iron Mountain, Inc. (a) (b)	1,105,900	41,338,542
The Dun & Bradstreet Corp. (b)	333,800	23,259,184

		64,597,726

Communications Equipment—0.3%
Nokia Corp. (ADR)	459,000	9,299,340

Computers & Peripherals—1.2%
Dell, Inc. (b)	953,400	23,272,494
Hewlett-Packard Co.	631,800	20,015,424

		43,287,918

Construction Materials—1.9%
Martin Marietta Materials, Inc.	366,200	33,379,130
Vulcan Materials Co.	409,300	31,925,400

		65,304,530

Consumer Finance—5.1%
American Express Co.	3,345,900	178,068,798

Containers & Packaging—1.8%
Sealed Air Corp.	1,240,700	64,615,656

Diversified Consumer Services—1.5%
Apollo Group, Inc. (Class A) (b)	266,500	13,770,055
H&R Block, Inc. (a)	1,691,600	40,361,576

		54,131,631

Security Description	Shares	Value*

Diversified Financial Services—7.3%
Citigroup, Inc.	1,811,673	$87,395,106
JPMorgan Chase & Co.	2,931,308	123,114,936
Moody’s Corp.	834,400	45,441,424

		255,951,466

Energy Equipment & Services—0.9%
Transocean, Inc. (b)	409,700	32,907,104

Food & Staples Retailing—5.3%
Costco Wholesale Corp.	2,311,300	132,044,569
Wal-Mart Stores, Inc.	1,133,300	54,591,061

		186,635,630

Food Products—0.8%
Hershey Co.	493,100	27,155,017

Health Care Providers & Services—3.0%
Cardinal Health, Inc.	484,100	31,142,153
Caremark Rx, Inc.	867,600	43,267,212
HCA, Inc.	750,400	32,379,760

		106,789,125

Household Durables—0.2%
Hunter Douglas NV (EUR)	112,851	7,593,586

Household Products—1.1%
The Procter & Gamble Co.	671,200	37,318,720

Industrial Conglomerates—3.6%
Tyco International, Ltd.	4,584,989	126,087,198

Insurance—14.6%
American International Group, Inc.	2,377,607	140,397,693
Aon Corp. (a)	807,700	28,124,114
Berkshire Hathaway, Inc. (Class A) (b)	1,049	96,150,291
Berkshire Hathaway, Inc. (Class B) (b)	1,256	3,822,008
Everest Re Group, Ltd.	56,900	4,925,833
Loews Corp.	2,072,100	73,455,945
Markel Corp. (a) (b)	7,550	2,619,850
Principal Financial Group, Inc. (a)	240,600	13,389,390
Sun Life Financial, Inc.	139,300	5,562,249
The Chubb Corp.	316,800	15,808,320
The Progressive Corp.	3,716,000	95,538,360
Transatlantic Holdings, Inc. (a)	593,256	33,163,010

		512,957,063

Internet & Catalog Retail—0.3%
Liberty Media Holding Corp.—Interactive (Class A) (b)	595,950	10,286,097

Internet Software & Services—0.3%
Expedia, Inc. (a) (b)	220,899	3,306,858
IAC/InterActiveCorp (a) (b)	220,899	5,851,615

		9,158,473

*See accompanying notes to financial statements.

MSF-130

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Marine—0.8%
China Merchants Holdings International (HKD)	6,465,500	$19,705,386
Cosco Pacific, Ltd. (HKD)	4,487,900	9,955,397

		29,660,783

Media—6.0%
Comcast Corp. (Special Class A) (b)	2,575,955	84,439,805
Gannett Co., Inc.	152,500	8,529,325
Lagardere S.C.A. (EUR)	401,577	29,569,128
Liberty Media Holding Corp.—Capital (Series A) (b)	119,190	9,984,546
News Corp. (Class A)	2,745,100	52,651,018
NTL, Inc.	724,057	18,029,019
WPP Group, Plc. (ADR)	166,200	10,020,198

		213,223,039

Metals & Mining—0.5%
BHP Billiton, Plc. (GBP)	438,822	8,588,029
Rio Tinto, Plc. (GBP)	155,400	8,150,679

		16,738,708

Oil, Gas & Consumable Fuels—10.6%
ConocoPhillips	2,249,608	147,416,812
Devon Energy Corp.	1,388,616	83,886,293
EOG Resources, Inc.	1,099,000	76,204,660
Occidental Petroleum Corp.	651,000	66,760,050

		374,267,815

Personal Products—0.5%
Avon Products, Inc.	515,800	15,989,800

Real Estate—1.3%
General Growth Properties, Inc. (REIT)	1,024,578	46,167,485

Road & Rail—0.4%
Kuehne & Nagel International AG (CHF)	177,555	12,901,197

Security Description	Shares	Value*

Software—2.0%
Microsoft Corp.	3,028,300	$70,559,390

Specialty Retail—0.3%
Bed Bath & Beyond, Inc. (b)	284,200	9,426,914

Tobacco—4.9%
Altria Group, Inc.	2,352,900	172,773,447

Wireless Telecommunication Services—1.8%
SK Telecom Co., Ltd. (ADR)	780,600	18,281,652
Sprint Nextel Corp.	2,233,500	44,647,663

		62,929,315

Total Common Stock (Identified Cost $2,548,894,033)		3,394,133,525

Short Term Investments—3.6%
Security Description	Face Amount	Value*

Commercial Paper—3.6%
Fountain Square Commercial Funding (144A) 5.290%, 07/05/06	$27,000,000	26,984,130
San Paolo U.S. Financial
5.280%, 07/03/06	31,790,000	31,780,675
5.280%, 07/05/06	50,000,000	49,970,667
Societe Generale
5.250%, 07/06/06	20,000,000	19,985,417

Total Short Term Investments (Identified Cost $128,720,889)		128,720,889

Total Investments—100.0% (Identified Cost $2,677,614,922) (c)		3,522,854,414
Liabilities in excess of other assets		(739,207)

Total Net Assets—100%		$3,522,115,207

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $143,235,312 and the collateral received consisted of cash in the amount of $146,060,451.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $2,677,614,922 and the composition of unrealized appreciation and depreciation of investment securities was $877,011,214 and $(31,771,722), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-131

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$3,522,854,414
Cash		204
Collateral for securities loaned		146,060,451
Receivable for:
Securities sold		1,780,792
Fund shares sold		3,265,977
Accrued interest and dividends		4,738,327
Foreign taxes		48,528

Total Assets		3,678,748,693
Liabilities
Payable for:
Fund shares redeemed	$4,760,232
Securities purchased	2,847,484
Withholding taxes	60,327
Return of collateral for securities loaned	146,060,451
Accrued expenses:
Management fees	2,009,220
Service and distribution fees	204,736
Deferred directors’ fees	35,166
Other expenses	655,870

Total Liabilities		156,633,486

Net Assets		$3,522,115,207

Net assets consists of:
Capital paid in		$2,815,154,695
Undistributed net investment income		16,876,001
Accumulated net realized losses		(155,159,959)
Unrealized appreciation on investments and foreign currency		845,244,470

Net Assets		$3,522,115,207

Computation of offering price:
Class A
Net asset value and redemption price per share ($2,014,408,745 divided by 63,853,012 shares outstanding)		$31.55

Class B
Net asset value and redemption price per share ($287,444,017 divided by 9,159,363 shares outstanding)		$31.38

Class E
Net asset value and redemption price per share ($1,220,262,445 divided by 38,845,999 shares outstanding)		$31.41

Identified cost of investments		$2,677,614,922

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$27,653,885	(a)
Interest		2,552,865	(b)

		30,206,750
Expenses
Management fees	$11,850,445
Service and distribution fees—Class B	306,008
Service and distribution fees—Class E	902,799
Directors’ fees and expenses	11,289
Custodian	232,205
Audit and tax services	13,760
Legal	49,534
Printing	506,210
Insurance	25,370
Miscellaneous	17,692

Total expenses	13,915,312
Expense reductions	(22,305)	13,893,007

Net Investment Income		16,313,743

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	(29,552,785)
Foreign currency transactions—net	25,184	(29,527,601)

Unrealized appreciation on:
Investments—net	106,001,290
Foreign currency transactions—net	4,977	106,006,267

Net gain		76,478,666

Net Increase in Net Assets From Operations		$92,792,409

(a)	Net of foreign taxes of $223,588.
(b)	Includes income on securities loaned of $181,152.

See accompanying notes to financial statements.

MSF-132

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$16,313,743	$27,364,641
Net realized gain (loss)	(29,527,601)	59,311,201
Unrealized appreciation	106,006,267	188,489,135

Increase in net assets from operations	92,792,409	275,164,977

From Distributions to Shareholders
Net investment income
Class A	(16,267,052)	(12,161,501)
Class B	(1,627,642)	(488,729)
Class E	(8,798,448)	(5,843,078)

Total distributions	(26,693,142)	(18,493,308)

Increase in net assets from capital share transactions	314,898,586	225,072,169

Total increase in net assets	380,997,853	481,743,838

Net Assets
Beginning of the period	3,141,117,354	2,659,373,516

End of the period	$3,522,115,207	$3,141,117,354

Undistributed Net Investment Income
End of the period	$16,876,001	$27,255,400

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	11,430,593	$360,578,733	24,267,256	$696,702,444
Reinvestments	512,671	16,267,052	443,850	12,161,501
Redemptions	(5,022,488)	(158,432,686)	(17,871,273)	(505,915,641)

Net increase	6,920,776	$218,413,099	6,839,833	$202,948,304

Class B
Sales	2,959,481	$92,681,525	4,936,488	$142,580,985
Reinvestments	51,540	1,627,642	17,922	488,729
Redemptions	(435,733)	(13,655,631)	(376,267)	(10,934,192)

Net increase	2,575,288	$80,653,536	4,578,143	$132,135,522

Class E
Sales	3,681,852	$115,477,470	7,342,613	$211,746,726
Reinvestments	278,432	8,798,448	214,111	5,843,078
Redemptions	(3,459,700)	(108,443,967)	(11,543,168)	(327,601,461)

Net increase (decrease)	500,584	$15,831,951	(3,986,444)	$(110,011,657)

Increase derived from capital share transactions	9,996,648	$314,898,586	7,431,532	$225,072,169

See accompanying notes to financial statements.

MSF-133

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$30.91		$28.23	$25.27	$19.39	$23.39	$29.20

Income from Investment Operations
Net investment income	0.14		0.25	0.15	0.21	0.17	0.12
Net realized and unrealized gain (loss) on investments	0.77		2.63	2.96	5.75	(3.98)	(3.07)

Total from Investment Operations	0.91		2.88	3.11	5.96	(3.81)	(2.95)

Less Distributions
Distributions from net investment income	(0.27)		(0.20)	(0.15)	(0.08)	(0.19)	(0.15)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(2.71)

Total Distributions	(0.27)		(0.20)	(0.15)	(0.08)	(0.19)	(2.86)

Net Asset Value, End of Period	$31.55		$30.91	$28.23	$25.27	$19.39	$23.39

Total Return (%)	2.9	(b)	10.3	12.4	30.9	(16.4)	(11.1)
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	(c)	0.76	0.78	0.79	0.80	0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	(c)	0.76	0.77	0.79	0.78	0.82
Ratio of net investment income to average net assets (%)	1.05	(c)	1.05	0.97	0.95	0.79	0.55
Portfolio turnover rate (%)	22	(c)	27	5	12	24	21
Net assets, end of period (000)	$2,014,409		$1,759,491	$1,413,953	$844,547	$675,704	$878,630

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$30.71		$28.07	$25.18	$19.33	$19.64

Income from Investment Operations
Net investment income	0.10		0.17	0.14	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.77		2.62	2.86	5.85	(0.35)

Total from Investment Operations	0.87		2.79	3.00	5.92	(0.31)

Less Distributions
Distributions from net investment income	(0.20)		(0.15)	(0.11)	(0.07)	0.00

Total Distributions	(0.20)		(0.15)	(0.11)	(0.07)	0.00

Net Asset Value, End of Period	$31.38		$30.71	$28.07	$25.18	$19.33

Total Return (%)	2.8	(b)	10.0	12.0	30.7	(1.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01	(c)	1.02	1.03	1.04	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	(c)	1.01	1.02	1.04	1.03	(c)
Ratio of net investment income to average net assets (%)	0.81	(c)	0.77	0.92	0.73	0.52	(c)
Portfolio turnover rate (%)	22	(c)	27	5	12	24
Net assets, end of period (000)	$287,444		$202,221	$56,301	$547	$1

(a)	Commencement of operations was July 30, 2002 and February 20, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-134

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$30.76		$28.09	$25.18	$19.33	$23.35	$25.29

Income from Investment Operations
Net investment income	0.14		0.27	0.23	0.14	0.16	0.02
Net realized and unrealized gain (loss) of investments	0.74		2.56	2.82	5.78	(4.01)	(1.96)

Total from Investment Operations	0.88		2.83	3.05	5.92	(3.85)	(1.94)

Less Distributions
Distributions from net investment income	(0.23)		(0.16)	(0.14)	(0.07)	(0.17)	0.00

Total Distributions	(0.23)		(0.16)	(0.14)	(0.07)	(0.17)	0.00

Net Asset Value, End of Period	$31.41		$30.76	$28.09	$25.18	$19.33	$23.35

Total Return (%)	2.9	(b)	10.1	12.1	30.7	(16.6)	(7.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	(c)	0.91	0.93	0.94	0.95	0.98	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	(c)	0.91	0.92	0.94	0.93	0.97	(c)
Ratio of net investment income to average net assets (%)	0.90	(c)	0.88	0.85	0.81	0.64	0.47	(c)
Portfolio turnover rate (%)	22	(c)	27	5	12	24	21
Net assets, end of period (000)	$1,220,262		$1,179,405	$1,189,119	$754,011	$223,228	$42,132

(a)	Commencement of operations was July 30, 2002 and February 20, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-135

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—98.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.9%
Ceradyne, Inc. (a) (b)	69,700	$3,449,453
Honeywell International, Inc.	26,300	1,059,890
Raytheon Co.	21,200	944,884

		5,454,227

Airlines—2.7%
AMR Corp. (a)	543,700	13,820,853
Southwest Airlines Co.	142,677	2,335,622

		16,156,475

Auto Components—0.0%
Gentex Corp. (a)	9,900	138,600

Beverages—1.6%
Coca-Cola Enterprises, Inc.	149,900	3,053,463
Hansen Natural Corp. (a)	10,360	1,972,233
PepsiCo, Inc.	60,600	3,638,424
The Coca-Cola Co.	24,900	1,071,198

		9,735,318

Biotechnology—6.6%
Actelion, Ltd. (CHF)	485	48,782
Amgen, Inc. (b)	16,300	1,063,249
Biogen Idec, Inc. (b)	133,800	6,198,954
Cephalon, Inc. (a) (b)	3,600	216,360
Charles River Laboratories International, Inc. (b)	52,200	1,920,960
Genentech, Inc. (b)	94,700	7,746,460
Gilead Sciences, Inc. (b)	257,800	15,251,448
ICOS Corp. (a) (b)	4,700	103,353
United Therapeutics Corp. (a)	132,300	7,642,971

		40,192,537

Capital Markets—0.7%
Northern Trust Corp.	600	33,180
TD Ameritrade Holding Corp.	294,000	4,354,140

		4,387,320

Commercial Banks—0.6%
Boston Private Financial Holdings, Inc.	800	22,320
Unibanco-Uniao de Banco Brasileiros S.A. (GDR)	8,300	551,037
Wachovia Corp.	17,800	962,624
Wells Fargo & Co.	36,000	2,414,880

		3,950,861

Commercial Services & Supplies—0.2%
Allied Waste Industries, Inc. (b)	23,500	266,960
Monster Worldwide, Inc. (b)	200	8,532
Tele Atlas N.V. (EUR)	13,600	288,764
Waste Management, Inc.	14,200	509,496

		1,073,752

Communications Equipment—2.0%
Ciena Corp. (a) (b)	899,500	4,326,595
Corning, Inc. (b)	28,400	686,996

Security Description	Shares	Value*

Communications Equipment—(Continued)
CSR, Plc. (GBP)	26,700	$620,853
Harris Corp.	9,600	398,496
Motorola, Inc.	72,500	1,462,281
NMS Communications Corp. (a)	73,700	266,794
Qualcomm, Inc.	108,100	4,331,567

		12,093,582

Computers & Peripherals—12.2%
Apple Computer, Inc. (b)	375,100	21,425,712
EMC Corp. (b)	64,600	708,662
Hewlett-Packard Co.	404,700	12,820,896
Komag, Inc. (a)	295,554	13,648,684
NCR Corp. (b)	14,100	516,624
Seagate Technology (a) (b)	491,500	11,127,560
Western Digital Corp. (b)	702,300	13,912,563

		74,160,701

Construction & Engineering—0.0%
Chicago Building & Iron Co., NV	700	16,905
Jacobs Engineering Group, Inc. (b)	2,600	207,064

		223,969

Consumer Finance—0.9%
SLM Corp.	100,400	5,313,168

Distributors—0.7%
Building Materials Holdings Corp. (a)	161,402	4,498,274

Diversified Financial Services—2.1%
Bank of America Corp.	126,900	6,103,890
Chicago Mercantile Exchange Holdings, Inc.	13,300	6,532,295

		12,636,185

Diversified Telecommunication Services—1.5%
AT&T, Inc.	51,100	1,425,179
Qwest Communications International, Inc. (a) (b)	598,900	4,845,101
Verizon Communications, Inc.	84,500	2,829,905

		9,100,185

Electrical Equipment—0.8%
Energy Conversion Devices, Inc. (a)	128,200	4,670,326

Electronic Equipment & Instruments—0.0%
Universal Display Corp. (a)	7,400	98,494

Energy Equipment & Services—0.0%
Halliburton Co.	400	29,684

Food & Staples Retailing—3.2%
BJ’s Wholesale Club, Inc. (b)	34,600	980,910
CVS Corp.	150,700	4,626,490
Wal-Mart Stores, Inc.	178,600	8,603,162
Walgreen Co.	113,000	5,066,920

		19,277,482

*See accompanying notes to financial statements.

MSF-136

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Food Products—2.2%
General Mills, Inc.	158,800	$8,203,608
McCormick & Co., Inc.	8,600	288,530
Nestle S.A. (CHF)	2,474	774,780
Nestle S.A. (ADR)	25,500	1,986,450
Seabord Corp. (a)	1,811	2,318,080

		13,571,448

Health Care Equipment & Supplies—1.7%
Advanced Medical Optics, Inc. (a) (b)	12,300	623,610
Alcon, Inc.	10,600	1,044,630
Boston Scientific Corp. (b)	62,200	1,047,448
C.R. Bard, Inc.	16,000	1,172,160
Cerner Corp. (a)	28,900	1,072,479
Inverness Medical Innovations, Inc. (a)	4,700	132,681
Invitrogen Corp. (b)	6,800	449,276
Phonak Holding AG (CHF)	6,743	419,983
Stryker Corp.	101,500	4,274,165
Syneron Medical, Ltd.	19,700	411,336

		10,647,768

Health Care Providers & Services—6.2%
Aetna, Inc.	346,900	13,851,717
Cardinal Health, Inc.	17,200	1,106,476
CIGNA Corp.	58,300	5,743,133
Humana, Inc. (b)	90,100	4,838,370
UnitedHealth Group, Inc.	274,200	12,278,676

		37,818,372

Hotels, Restaurants & Leisure—1.5%
Boyd Gaming Corp. (a)	14,500	585,220
Dominos Pizza, Inc.	28,800	712,512
McDonald’s Corp.	28,200	947,520
Penn National Gaming, Inc. (b)	89,500	3,470,810
Pinnacle Entertainment, Inc. (a) (b)	89,300	2,737,045
WMS Industries, Inc. (a) (b)	18,900	517,671

		8,970,778

Household Durables—4.9%
D.R. Horton, Inc.	406,600	9,685,212
KB Home	114,500	5,249,825
Lennar Corp. (Class A)	137,500	6,100,875
Nintendo Co., Ltd. (JPY)	5,900	992,716
Ryland Group, Inc. (a)	155,900	6,792,563
Toro Co.	18,200	849,940

		29,671,131

Household Products—0.5%
Colgate-Palmolive Co.	26,100	1,563,390
The Procter & Gamble Co.	26,975	1,499,810

		3,063,200

Independent Power Producers & Energy Traders—0.7%
The AES Corp. (b)	54,800	1,011,060
TXU Corp.	55,000	3,288,450

		4,299,510

Security Description	Shares	Value*

Industrial Conglomerates—2.0%
3M Co.	1,800	$145,386
General Electric Co.	333,800	11,002,048
Tyco International, Ltd.	29,300	805,750

		11,953,184

Insurance—3.5%
ACE, Ltd.	27,100	1,370,989
AFLAC, Inc.	32,000	1,483,200
American International Group, Inc.	63,200	3,731,960
Aspen Insurance Holdings, Ltd.	3,500	81,515
Fidelity National Financial, Inc.	189,000	7,361,550
Platinum Underwriters Holdings, Ltd.	3,100	86,738
Prudential Financial, Inc.	32,300	2,509,710
The Chubb Corp.	61,200	3,053,880
The St. Paul Travelers Cos., Inc.	31,700	1,413,186

		21,092,728

Internet Software & Services—0.3%
Google, Inc. (Class A) (b)	4,500	1,886,985

IT Services—0.0%
NCI, Inc. (Class A) (b)	3,900	51,090

Leisure Equipment & Products—0.1%
Marvel Entertainment, Inc. (a) (b)	31,500	630,000

Machinery—6.5%
Caterpillar, Inc.	64,500	4,803,960
JLG Industries, Inc.	199,412	4,486,770
Joy Global, Inc.	290,709	15,143,032
The Manitowoc Co., Inc.	332,900	14,814,050

		39,247,812

Media—0.4%
DreamWorks Animation SKG, Inc.	53,500	1,225,150
News Corp., Inc.	2,400	48,432
The McGraw-Hill Cos., Inc.	2,400	120,552
The Walt Disney Co.	33,520	1,005,600

		2,399,734

Metals & Mining—3.1%
Alcoa, Inc.	31,200	1,009,632
Allegheny Technologies, Inc.	148,000	10,247,520
Titanium Metals Corp. (a)	219,410	7,543,316

		18,800,468

Oil, Gas & Consumable Fuels—4.1%
BP, Plc. (ADR)	3,400	236,674
Chevron Corp.	11,100	688,866
ConocoPhillips	14,100	923,973
Devon Energy Corp.	64,300	3,884,363
EOG Resources, Inc.	87,800	6,088,052
Exxon Mobil Corp.	174,900	10,730,115
Occidental Petroleum Corp.	800	82,040
Sunoco, Inc.	16,800	1,164,072
Tesoro Petroleum Corp.	1,800	133,848

*See accompanying notes to financial statements.

MSF-137

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Ultra Petroleum Corp. (b)	5,900	$349,693
Valero Energy Corp.	12,400	824,848

		25,106,544

Pharmaceuticals—4.8%
Allergan, Inc.	6,300	675,738
Barr Pharmaceuticals, Inc. (b)	25,700	1,225,633
Endo Pharmaceuticals Holdings (b)	97,600	3,218,848
Johnson & Johnson	219,500	13,152,440
Novartis AG (ADR)	17,200	927,424
Pfizer, Inc.	52,800	1,239,216
Roche Holding AG (CHF)	20,977	3,457,885
Teva Pharmaceutical Industries, Ltd. (ADR)	20,600	650,754
Wyeth Pharmaceuticals	104,300	4,631,963

		29,179,901

Road & Rail—1.7%
Burlington Northern Santa Fe Corp.	55,700	4,414,225
CSX Corp.	11,900	838,236
Norfolk Southern Corp.	96,200	5,119,764

		10,372,225

Semiconductors & Semiconductor Equipment—6.3%
Applied Micro Circuits Corp. (b)	134,800	368,004
Arm Holdings, Plc.	4,700	29,422
ASML Holding NV (a) (b)	200	4,044
ATI Technologies, Inc. (a) (b)	108,100	1,578,260
Cymer, Inc. (b)	252,200	11,717,212
Exar Corp. (b)	18,100	240,187
Integrated Device Technology, Inc. (b)	18,700	265,166
Intel Corp.	200	3,790
Linear Technology Corp.	6,500	217,685
Marvell Technology Group, Ltd. (b)	116,000	5,142,280
MEMC Electronic Materials, Inc. (b)	223,600	8,385,000
NVIDIA Corp. (b)	411,500	8,760,835
SiRF Technology Holdings, Inc. (a)	7,300	235,206
Texas Instruments, Inc.	43,600	1,320,644
Trident Microsystems, Inc. (b)	900	17,082

		38,284,817

Software—2.4%
Activision, Inc. (b)	106,800	1,215,384
Autodesk, Inc.	76,535	2,637,396
Cadence Design Systems, Inc. (b)	22,300	382,445
Electronic Arts, Inc. (b)	4,700	202,288
Microsoft Corp.	421,400	9,818,620
NDS Group, Plc.	8,100	377,055
THQ, Inc. (b)	2,400	51,840

		14,685,028

Specialty Retail—4.9%
AnnTaylor Stores Corp. (b)	94,800	4,112,424
Best Buy Co., Inc.	219,200	12,020,928
Circuit City Stores, Inc.	199,600	5,433,112
Game Group, Plc. (GBP)	343,800	519,601

Security Description	Shares	Value*

Specialty Retail—(Continued)
Gamestop Corp.	26,800	$917,900
GameStop Corp. (Class A) (b)	18,300	768,600
Lowe’s Cos., Inc.	82,200	4,987,074
Staples, Inc.	36,300	882,816

		29,642,455

Thrifts & Mortgage Finance—1.1%
Radian Group, Inc.	110,800	6,845,224

Tobacco—2.8%
Altria Group, Inc.	234,500	17,219,335

Wireless Telecommunication Services—0.5%
American Tower Corp. (Class A) (b)	25,800	802,896
Sprint Nextel Corp.	110,400	2,206,896

		3,009,792

Total Common Stock (Identified Cost $640,916,882)		601,640,669

Fixed Income—Convertible—0.1%
Security Description	Face Amount	Value*

Communications Equipment—0.1%
Cienna Corp. 3.750%, 02/01/08 (a)	$850,000	812,813

Total Fixed Income—Convertible (Identified Cost $813,452)		812,813

Short Term Investments—1.6%

Repurchase Agreement—1.6%
State Street Repurchase Agreement dated 6/30/06 at 3.400% to be repurchased at $9,705,000 on 07/03/06, collateralized by $9,950,000 U.S. Treasury Note 4.125% due 08/15/08 with a value of $9,900,250.	9,705,000	9,705,000

Total Short Term Investments (Identified Cost $9,705,000)		9,705,000

Total Investments—100.6% (Identified Cost $651,435,333) (c)		612,158,482
Liabilities in excess of other assets		(3,701,115)

Total Net Assets—100%		$608,457,367

*See accompanying notes to financial statements.

MSF-138

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $80,433,265 and the collateral received consisted of cash in the amount of $81,105,787.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $651,435,333 and the composition of unrealized appreciation and depreciation of investment securities was $14,255,685 and $(53,532,536), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen

See accompanying notes to financial statements.

MSF-139

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$612,158,482
Cash		497
Foreign cash at value		116,847
Collateral for securities loaned		81,105,787
Receivable for:
Securities sold		7,249,043
Fund shares sold		12,127
Accrued interest and dividends		534,199
Foreign taxes		20,706

Total Assets		701,197,688
Liabilities
Payable for:
Fund shares redeemed	$1,924,929
Securities purchased	9,153,704
Withholding taxes	3,130
Return of collateral for securities loaned	81,105,787
Accrued expenses:
Management fees	381,346
Service and distribution fees	138
Other expenses	171,287

Total Liabilities		92,740,321

Net Assets		$608,457,367

Net assets consists of:
Capital paid in		$690,244,887
Undistributed net investment income		851,445
Accumulated net realized losses		(43,359,131)
Unrealized depreciation on investments and foreign currency		(39,279,834)

Net Assets		$608,457,367

Computation of offering price:
Class A
Net asset value and redemption price per share ($607,516,737 divided by 43,709,586 shares outstanding)		$13.90

Class B
Net asset value and redemption price per share ($732,633 divided by 52,981 shares outstanding)		$13.83

Class E
Net asset value and redemption price per share ($207,997 divided by 14,984 shares outstanding)		$13.88

Identified cost of investments		$651,435,333

Identified cost of foreign cash		$121,702

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$3,211,396 (a)
Interest		49,213 (b)

		3,260,609
Expenses
Management fees	$1,464,471
Administration fees	53,122
Service and distribution fees—Class B	142
Service and distribution fees—Class E	35
Directors’ fees and expenses	8,322
Custodian	40,524
Audit and tax services	9,116
Legal	15,691
Printing	8,919
Miscellaneous	13,563

Total expenses	1,613,905
Expense reductions	(78,213)	1,535,692

Net Investment Income		1,724,917

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	42,419,114
Foreign currency transactions—net	(32,018)	42,387,096

Unrealized appreciation (depreciation) on:
Investments—net	(51,703,682)
Foreign currency transactions—net	2,016	(51,701,666)

Net loss		(9,314,570)

Net Decrease in Net Assets From Operations		$(7,589,653)

(a)	Net of foreign taxes of $4,466.
(b)	Includes income on securities loaned of $13,371.

See accompanying notes to financial statements.

MSF-140

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$1,724,917	$287,605
Net realized gain	42,387,096	29,960,083
Unrealized depreciation	(51,701,666)	(8,507,903)

Increase (decrease) in net assets from operations	(7,589,653)	21,739,785

From Distributions to Shareholders
Net investment income
Class A	(1,152,460)	0

Net realized gain
Class A	(14,103,384)	0

Total distributions	(15,255,844)	0

Increase (decrease) in net assets from capital share transactions	365,443,122	(24,040,465)

Total increase (decrease) in net assets	342,597,625	(2,300,680)

Net Assets
Beginning of the period	265,859,742	268,160,422

End of the period	$608,457,367	$265,859,742

Undistributed Net Investment Income
End of the period	$851,445	$278,988

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	1,298,462	$19,417,404	1,093,920	$15,406,305
Shares issued through acquisition	29,696,833	416,455,408	0	0
Reinvestments	1,026,638	15,255,844	0	0
Redemptions	(5,866,559)	(86,628,921)	(2,787,282)	(39,446,770)

Net increase (decrease)	26,155,374	$364,499,735	(1,693,362)	$(24,040,465)

Class B
Sales	54,144	$745,883	0	$0
Redemptions	(1,163)	(16,352)	0	0

Net increase	52,981	$729,531	0	$0

Class E
Sales	28,883	$407,074	0	$0
Redemptions	(13,899)	(193,218)	0	0

Net increase	14,984	$213,856	0	$0

Increase derived from capital share transactions	26,223,339	$365,443,122	0	$0

(a)	Commencement of operations was May 1, 2006.

See accompanying notes to financial statements.

MSF-141

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$15.15		$13.93	$13.18	$10.61	$13.82	$16.81

Income From Investment Operations
Net investment income	0.07		0.02	0.10	0.05	0.05	0.07
Net realized and unrealized gain (loss) on investments	(0.39)		1.20	0.76	2.57	(3.20)	(2.98)

Total from investment operations	(0.32)		1.22	0.86	2.62	(3.15)	(2.91)

Less Distributions
Distributions from net investment income	(0.07)		0.00	(0.11)	(0.05)	(0.06)	(0.07)
Distributions from net realized capital gains	(0.86)		0.00	0.00	0.00	0.00	(0.01)

Total distributions	(0.93)		0.00	(0.11)	(0.05)	(0.06)	(0.08)

Net Asset Value, End of Period	$13.90		$15.15	$13.93	$13.18	$10.61	$13.82

Total Return (%)	(2.4	)(b)	8.7	6.5	24.7	(22.8)	(17.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)	0.86	0.86	0.86	0.85	0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.82	(c)	0.86	0.86	0.86	0.85	0.83
Ratio of net investment income to average net assets (%)	0.89	(c)	0.11	0.81	0.43	0.44	0.50
Portfolio turnover rate (%)	285	(c)	217	56	60	95	131
Net assets, end of period (000)	$607,517		$265,860	$268,160	$227,800	$180,000	$249,000

	Class B		Class E
	Period ended June 30, 2006(a)		Period ended June 30, 2006(a)
Net Asset Value, Beginning of Period	$14.68		$14.74

Income From Investment Operations
Net investment income	0.00		0.01
Net realized and unrealized loss on investments	(0.85)		(0.87)

Total from investment operations	(0.85)		(0.86)

Less distributions
Net Asset Value, End of Period	$13.83		$13.88

Total Return (%)	(5.8	)(b)	(5.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.07	(c)	0.97	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.05	(c)	0.95	(c)
Ratio of net investment income to average net assets (%)	0.12	(c)	0.18	(c)
Portfolio turnover rate (%)	285	(c)	285	(c)
Net assets, end of period (000)	$733		$208

(a)	Commencement of operations was May 1, 2006 for Classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-142

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—99.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.8%
European Aeronautic Defense & Space Co. (EUR)	40,300	$1,153,337
General Dynamics Corp.	51,900	3,397,374
Goodrich Corp.	54,600	2,199,834
Hexcel Corp. (a)	229,300	3,602,303
Honeywell International, Inc.	951,800	38,357,539
L-3 Communications Holdings, Inc.	13,600	1,025,712
Raytheon Co.	59,100	2,634,087
Rockwell Collins, Inc.	29,500	1,648,165
United Technologies Corp.	30,900	1,959,678

		55,978,029

Air Freight & Logistics—0.1%
EGL, Inc.	21,400	1,074,280

Airlines—0.7%
ACE Aviation Holdings, Inc. (CAD) (b)	52,900	1,477,879
AirTran Holdings, Inc. (a) (b)	134,400	1,997,184
JetBlue Airways Corp. (a) (b)	55,400	672,556
Southwest Airlines Co.	123,600	2,023,332
UAL Corp. (a) (b)	24,095	747,427

		6,918,378

Auto Components—0.1%
Tenneco, Inc.	29,400	764,400

Automobiles—0.5%
General Motors Corp. (a)	105,900	3,154,761
Hyundai Motor Corp. (KRW)	11,550	985,057
Renault S.A. (EUR)	3,400	363,851

		4,503,669

Beverages—0.5%
Diageo, Plc. (ADR)	19,400	1,310,470
The Coca-Cola Co.	90,100	3,876,102

		5,186,572

Biotechnology—1.2%
Alkermes, Inc. (a) (b)	10,600	200,552
Amgen, Inc. (b)	7,300	476,179
Biogen Idec, Inc. (b)	54,400	2,520,352
Cephalon, Inc. (a) (b)	122,081	7,337,068
ImClone Systems, Inc. (a) (b)	8,500	328,440
Neurocrine Biosciences, Inc. (a) (b)	43,800	464,280

		11,326,871

Building Products—0.6%
Masco Corp. (a)	179,300	5,314,452
Watsco, Inc.	14,400	861,408

		6,175,860

Capital Markets—3.7%
Capital One Financial Corp.	44,600	3,811,070
IntercontinentalExchange, Inc. (a) (b)	1,500	86,910
Investors Financial Services Corp. (a)	27,200	1,221,280

Security Description	Shares	Value*

Capital Markets—(Continued)
Lehman Brothers Holdings, Inc.	53,600	$3,492,040
Merrill Lynch & Co., Inc.	24,351	1,693,856
Morgan Stanley	159,300	10,069,353
Nomura Holdings, Inc. (JPY)	193,200	3,631,748
Nuveen Investments, Inc. (Class A)	8,500	365,925
State Street Corp.	78,700	4,571,683
The Bear Stearns Co., Inc.	9,750	1,365,780
The Charles Schwab Corp.	115,749	1,849,669
UBS AG	30,400	3,334,880

		35,494,194

Chemicals—2.4%
Ashland, Inc.	17,600	1,173,920
Chemtura Corp.	82,800	773,352
Cytec Industries, Inc.	35,500	1,904,930
E. I. du Pont de Nemours & Co.	190,000	7,904,000
Ecolab, Inc.	88,300	3,583,214
Georgia Gulf Corp. (a)	23,200	580,464
Lyondell Chemical Co.	76,615	1,736,096
NOVA Chemicals Corp.	11,400	328,206
NOVA Chemicals Corp. (Toronto) (CAD)	48,400	1,391,663
Praxair, Inc.	79,650	4,301,100

		23,676,945

Commercial Banks—2.3%
Bank of China, Ltd. (HKD)	753,000	341,744
Golden West Financial Corp.	25,100	1,862,420
Kookmin Bank	31,800	2,641,308
Mizuho Financial Group, Inc. (JPY)	251	2,133,203
Standard Chartered (GBP)	42,500	1,035,695
UCBH Holdings, Inc. (a)	75,400	1,247,116
W Holding Co., Inc.	73,988	492,020
Wachovia Corp.	159,374	8,618,946
Wells Fargo & Co.	64,700	4,340,076

		22,712,528

Commercial Services & Supplies—1.3%
Allied Waste Industries, Inc. (b)	92,600	1,051,936
Cendant Corp.	187,300	3,051,117
Cintas Corp.	35,500	1,411,480
Robert Half International, Inc.	91,600	3,847,200
The Brinks Co.	56,100	3,164,601

		12,526,334

Communications Equipment—1.0%
Alcatel S.A.	150,600	1,899,066
Comverse Technology, Inc. (b)	30,100	595,077
Lucent Technologies, Inc. (b)	539,400	1,305,348
Motorola, Inc.	40,800	822,120
Nokia Corp. (ADR)	173,700	3,519,162
Nortel Networks Corp. (b)	395,600	886,144
Nortel Networks Corp. (CAD)	431,700	960,194

		9,987,111

*See accompanying notes to financial statements.

MSF-143

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—1.8%
Hewlett-Packard Co.	428,100	$13,562,208
Imation Corp.	34,600	1,420,330
Seagate Technology (a) (b)	114,300	2,587,752

		17,570,290

Construction & Engineering—0.9%
Chicago Building & Iron Co., N.V.	29,500	712,425
Dycom Industries, Inc. (a) (b)	62,900	1,339,141
Fluor Corp.	38,600	3,587,098
Jacobs Engineering Group, Inc. (b)	29,700	2,365,308
MasTec, Inc. (a) (b)	90,000	1,188,900

		9,192,872

Containers & Packaging—0.7%
Ball Corp.	22,700	840,808
Owens-Illinois, Inc. (b)	72,200	1,210,072
Packaging Corp. of America	91,100	2,006,022
Smurfit-Stone Container Corp. (a) (b)	231,483	2,532,424

		6,589,326

Distributors—0.1%
WESCO International, Inc.	7,700	531,300

Diversified Consumer Services—0.2%
Apollo Group, Inc. (Class A) (b)	42,900	2,216,643

Diversified Financial Services—6.2%
Bank of America Corp.	416,804	20,048,272
Citigroup, Inc.	350,266	16,896,832
JPMorgan Chase & Co.	551,128	23,147,376

		60,092,480

Diversified Telecommunication Services—3.8%
AT&T, Inc.	862,700	24,060,703
Covad Communications Group, Inc. (a)	400,000	804,000
Telus Corp. (CAD)	42,100	1,737,994
Verizon Communications, Inc.	296,900	9,943,181

		36,545,878

Electric Utilities—1.1%
CMS Energy Corp. (a) (b)	221,700	2,868,798
Exelon Corp.	83,400	4,739,622
PPL Corp.	104,800	3,385,040

		10,993,460

Electrical Equipment—0.6%
ABB, Ltd. (ADR)	135,600	1,757,376
Cooper Industries, Ltd. (Class A)	17,100	1,588,932
Rockwell Automation, Inc.	31,800	2,289,918

		5,636,226

Electronic Equipment & Instruments—1.9%
Agilent Technologies, Inc. (b)	90,300	2,849,868
Jabil Circuit, Inc. (b)	27,100	693,760

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)
Molex, Inc. (a)	52,600	$1,765,782
PerkinElmer, Inc.	71,600	1,496,440
Symbol Technologies, Inc. (a)	309,500	3,339,505
Thermo Electron Corp. (b)	168,400	6,102,816
Vishay Intertechnology, Inc. (b)	118,100	1,857,713

		18,105,884

Energy Equipment & Services—5.1%
BJ Services Co.	41,600	1,550,016
FMC Technologies, Inc. (b)	43,800	2,954,748
GlobalSantaFe Corp.	54,900	3,170,475
Halliburton Co.	216,900	16,096,149
National-Oilwell Varco, Inc. (b)	146,987	9,307,217
Noble Corp.	27,200	2,024,224
Pride International, Inc. (b)	105,600	3,297,888
Schlumberger, Ltd.	97,300	6,335,203
Smith International, Inc. (b)	99,000	4,402,530

		49,138,450

Food & Staples Retailing—1.8%
Carrefour S.A. (EUR)	14,000	818,931
CVS Corp.	90,800	2,787,560
Safeway, Inc. (b)	59,700	1,552,200
The Kroger Co. (b)	372,200	8,136,292
Wal-Mart Stores, Inc.	75,600	3,641,652

		16,936,635

Food Products—0.5%
McCormick & Co., Inc.	70,200	2,355,210
Nestle S.A. (CHF)	5,580	1,747,482
Tyson Foods, Inc. (Class A)	63,100	937,666

		5,040,358

Health Care Equipment & Supplies—3.1%
Baxter International, Inc.	327,500	12,038,900
C.R. Bard, Inc.	26,447	1,937,507
Cooper Cos., Inc. (a)	9,200	407,468
Dionex Corp. (b)	26,900	1,470,354
Hologic, Inc. (a) (b)	6,900	340,584
Illumina, Inc.	26,100	774,126
IMS Health, Inc.	29,500	792,075
Inverness Medical Innovations, Inc. (a)	52,000	1,467,960
Medtronic, Inc.	19,600	919,632
Varian Medical Systems, Inc. (b)	20,300	961,205
Varian, Inc. (b)	52,400	2,175,124
Waters Corp. (b)	147,700	6,557,880

		29,842,815

Health Care Providers & Services—0.6%
Chemed Corp. (a)	24,030	1,310,356
Emdeon Corp. (b)	82,700	1,026,307
HCA, Inc.	8,100	349,515
Service Corp. International (a)	164,300	1,337,402
UnitedHealth Group, Inc.	20,600	922,468
WebMD Health Corp. (a) (b)	13,600	643,280

		5,589,328

*See accompanying notes to financial statements.

MSF-144

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—0.7%
Gaylord Entertainment Co. (b)	42,500	$1,854,700
McDonald’s Corp.	139,000	4,670,400

		6,525,100

Household Durables—0.7%
Sony Corp. (ADR)	120,200	5,293,608
Whirlpool Corp. (a)	21,800	1,801,770

		7,095,378

Household Products—1.3%
Colgate-Palmolive Co.	210,400	12,602,960

Independent Power Producers & Energy Traders—0.4%
Mirant Corp. (b)	112,500	3,015,000
The AES Corp. (b)	67,400	1,243,530

		4,258,530

Industrial Conglomerates—5.0%
General Electric Co.	1,105,300	36,430,688
Smiths Group, Plc. (GBP)	123,000	2,024,137
Textron, Inc.	26,500	2,442,770
Tyco International, Ltd.	255,400	7,023,500

		47,921,095

Insurance—8.2%
ACE, Ltd.	198,300	10,031,997
American International Group, Inc.	569,700	33,640,785
Aspen Insurance Holdings, Ltd.	49,000	1,141,210
Endurance Specialty Holdings, Ltd.	18,500	592,000
Hilb, Rogal & Hamilton Co.	40,900	1,524,343
Münchener Rückversicherungs-Gesellschaft AG (EUR)	13,100	1,784,875
PartnerRe, Ltd. (a)	105,700	6,770,085
Platinum Underwriters Holdings, Ltd.	73,400	2,053,732
Scottish Re Group, Ltd.	34,800	580,464
Swiss Reinsurance Co. (CHF)	22,000	1,532,604
The Hartford Financial Services Group, Inc.	127,250	10,765,350
The Navigators Group, Inc. (b)	11,800	517,076
W.R. Berkley Corp.	161,175	5,500,903
XL Capital, Ltd. (Class A)	48,200	2,954,660

		79,390,084

Internet & Catalog Retail—0.2%
Coldwater Creek, Inc. (b)	83,550	2,235,798

Internet Software & Services—0.7%
eBay, Inc. (b)	37,000	1,083,730
Expedia, Inc. (a) (b)	29,600	443,112
Google, Inc. (Class A) (b)	13,150	5,514,190

		7,041,032

IT Services—0.7%
First Data Corp.	63,000	2,837,520
Infosys Technologies Ltd. (a)	14,400	1,100,304

Security Description	Shares	Value*

IT Services—(Continued)
Mastercard, Inc.	20,300	$974,400
Paychex, Inc.	36,600	1,426,668
Satyam Computer Services Ltd. (a)	11,300	374,482

		6,713,374

Leisure Equipment & Products—1.0%
Eastman Kodak Co. (a)	387,300	9,209,994
Leapfrog Enterprises, Inc. (a)	33,300	336,330

		9,546,324

Machinery—0.6%
Atlas Copco AB (Series A) (SEK)	18,800	521,126
Deere & Co.	48,100	4,015,869
Flowserve Corp. (b)	16,000	910,400

		5,447,395

Media—3.2%
CBS Corp. (Class B)	44,666	1,208,215
Clear Channel Communications, Inc.	83,100	2,571,945
Clear Channel Outdoor Holdings, Inc. (b)	31,800	666,528
Comcast Corp. (Class A) (b)	149,400	4,891,356
Lamar Advertising Co. (Class A) (a)	24,300	1,308,798
Live Nation, Inc. (b)	23,100	470,316
News Corp. (Class A)	189,522	3,635,032
The Walt Disney Co.	280,300	8,409,000
Time Warner, Inc.	179,500	3,105,350
Univision Communications, Inc. (Class A) (b)	95,800	3,209,300
Viacom, Inc. (Class B) (b)	33,166	1,188,669

		30,664,509

Metals & Mining—2.2%
Alcoa, Inc.	152,800	4,944,608
Allegheny Technologies, Inc.	6,600	456,984
CONSOL Energy, Inc. (b)	51,400	2,401,408
Freeport-McMoRan Copper & Gold, Inc. (Class B)	22,800	1,263,348
Mittal Steel Co. N.V. (a)	84,500	2,578,095
Newmont Mining Corp.	134,800	7,134,964
Oregon Steel Mills, Inc. (a)	54,600	2,766,036

		21,545,443

Multiline Retail—1.6%
99 Cents Only Stores (a) (b)	90,800	949,768
Family Dollar Stores, Inc.	78,500	1,917,755
Federated Department Stores, Inc.	157,200	5,753,520
Kohl’s Corp. (b)	64,700	3,825,064
Lotte Shopping Co. (b)	67,400	1,291,384
Saks, Inc.	79,200	1,280,664

		15,018,155

Office Electronics—0.2%
Xerox Corp. (b)	70,900	986,219
Zebra Technologies Corp. (Class A) (b)	25,100	857,416

		1,843,635

*See accompanying notes to financial statements.

MSF-145

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—7.3%
Anadarko Petroleum Corp.	74,400	$3,548,136
Chevron Corp.	147,600	9,160,056
ConocoPhillips	51,344	3,364,572
El Paso Corp.	241,700	3,625,500
EOG Resources, Inc.	34,400	2,385,296
Exxon Mobil Corp.	391,900	24,043,065
Hess Corp.	60,900	3,218,565
Hugoton Royalty Trust (a)	4,661	138,425
Massey Energy Co. (a)	53,950	1,942,200
Occidental Petroleum Corp.	36,700	3,763,585
OMI Corp. (a)	56,300	1,218,895
Quicksilver Resources, Inc. (a) (b)	138,800	5,109,228
Ultra Petroleum Corp. (b)	23,900	1,416,553
Valero Energy Corp.	80,100	5,328,252
XTO Energy, Inc.	48,200	2,133,814

		70,396,142

Personal Products—1.0%
Alberto-Culver Co. (Class B)	21,000	1,023,120
Avon Products, Inc.	270,200	8,376,200

		9,399,320

Pharmaceuticals—5.7%
Allergan, Inc.	7,000	750,820
Alnylam Pharmaceuticals, Inc. (a)	95,400	1,438,632
Bristol-Myers Squibb Co. (a)	230,100	5,950,386
Johnson & Johnson	64,600	3,870,832
Merck & Co., Inc.	404,100	14,721,363
Pfizer, Inc.	718,000	16,851,460
Schering-Plough Corp.	299,800	5,705,194
Teva Pharmaceutical Industries, Ltd. (ADR)	20,500	647,595
Wyeth Pharmaceuticals	107,900	4,791,839

		54,728,121

Real Estate—1.1%
Annaly Mortgage Management, Inc. (REIT) (a)	65,500	839,055
Equity Lifestyle Properties, Inc. (REIT)	23,500	1,030,005
Equity Office Properties Trust (REIT)	54,100	1,975,191
Equity Residential (REIT)	96,800	4,329,864
General Growth Properties, Inc. (REIT)	54,350	2,449,011

		10,623,126

Semiconductors & Semiconductor Equipment—1.4%
Applied Materials, Inc.	65,700	1,069,596
Freescale Semiconductor, Inc. (Class A) (b)	75,300	2,183,700
Intel Corp.	81,200	1,538,740
Marvell Technology Group, Ltd. (b)	22,453	995,341
Micron Technology, Inc. (b)	294,500	4,435,170
Samsung Electronics Co., Ltd. (KRW)	2,680	1,710,318
Spansion, Inc. (Class A) (b)	18,200	290,108
Teradyne, Inc. (a) (b)	56,100	781,473
Xilinx, Inc.	30,700	695,355

		13,699,801

Security Description	Shares	Value*

Software—1.0%
BEA Systems, Inc.	148,900	$1,949,101
Electronic Arts, Inc. (b)	20,100	865,104
Macrovision Corp. (b)	53,000	1,140,560
NAVTEQ, Inc. (b)	24,300	1,085,724
Symantec Corp. (b)	262,300	4,076,142
TradeStation Group, Inc. (a)	75,500	956,585

		10,073,216

Specialty Retail—2.0%
Best Buy Co., Inc.	104,700	5,741,748
Casual Male Retail Group, Inc. (a)	56,300	565,815
Circuit City Stores, Inc.	49,100	1,336,502
Eddie Bauer Holdings, Inc. (b)	25,500	293,250
OfficeMax, Inc.	8,600	350,450
Staples, Inc.	98,800	2,402,816
The Gymboree Corp. (b)	40,900	1,421,684
The Home Depot, Inc.	151,350	5,416,817
TJX Cos., Inc.	37,700	861,822
Tween Brands, Inc.	26,900	1,032,691

		19,423,595

Textiles, Apparel & Luxury Goods—0.2%
Deckers Outdoor Corp. (a)	33,600	1,295,616
VF Corp.	8,100	550,152

		1,845,768

Thrifts & Mortgage Finance—1.7%
Doral Financial Corp. (a)	175,200	1,123,032
Federal Home Loan Mortgage Corp.	53,200	3,032,932
Federal National Mortgage Association	194,900	9,374,690
Hudson City Bancorp, Inc.	184,900	2,464,717

		15,995,371

Tobacco—1.0%
Altria Group, Inc.	130,800	9,604,644

Trading Companies & Distributors—0.1%
Interline Brands, Inc. (b)	59,600	1,393,448

Transportation Infrastructure—0.1%
Grupo Aeroportuario del Pacifico S.A. de C.V. (b)	31,700	1,009,645

Wireless Telecommunication Services—1.1%
American Tower Corp. (Class A) (b)	125,600	3,908,672
Leap Wireless International, Inc.	8,200	389,090
Sprint Nextel Corp.	306,670	6,130,333

		10,428,095

Total Common Stock (Identified Cost $928,891,238)		956,816,220

*See accompanying notes to financial statements.

MSF-146

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments—1.3%

Security Description	Face Amount	Value*

Repurchase Agreement—1.3%
State Street Corp. Repurchase Agreement dated 6/30/06 at 2.500% to be repurchased at $12,450,000 on 07/03/06, collateralized by $9,385,000 U.S. Treasury Bond 9.875% due 11/15/15 with a value of $12,700,542.	$12,450,000	$12,450,000

Total Short Term Investments (Identified Cost $12,450,000)		12,450,000

Total Investments—100.3% (Identified Cost $941,341,224) (c)		969,266,220
Liabilities in excess of other assets		(3,281,403)

Total Net Assets—100%		$965,984,817

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $81,179,798 and the collateral received consisted of cash in the amount of $82,389,648 and securities with a market value of $37,700.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $941,341,224 and the composition of unrealized appreciation and depreciation of investment securities was $52,927,649 and $(25,002,653), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(SEK)—	Swedish Krona

*See accompanying notes to financial statements.

MSF-147

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$969,266,220
Cash		196
Foreign cash at value		4,437,723
Collateral for securities loaned		82,389,649
Receivable for:
Securities sold		2,469,341
Fund shares sold		507,168
Accrued interest and dividends		1,151,590
Foreign taxes		36,201

Total Assets		1,060,258,088
Liabilities
Payable for:
Fund shares redeemed	$1,439,785
Securities purchased	9,583,633
Withholding taxes	3,455
Return of collateral for securities loaned	82,389,649
Accrued expenses:
Management fees	498,600
Service and distribution fees	45,579
Other expenses	312,570

Total Liabilities		94,273,271

Net Assets		$965,984,817

Net assets consists of:
Capital paid in		$894,862,965
Undistributed net investment income		2,232,878
Accumulated net realized gains		40,912,609
Unrealized appreciation on investments and foreign currency		27,976,365

Net Assets		$965,984,817

Computation of offering price:
Class A
Net asset value and redemption price per share ($503,634,106 divided by 2,617,950 shares outstanding)		$192.38

Class B
Net asset value and redemption price per share ($49,941,159 divided by 260,250 shares outstanding)		$191.90

Class D
Net asset value and redemption price per share ($351,776,280 divided by 1,831,236 shares outstanding)		$192.10

Class E
Net asset value and redemption price per share ($60,633,272 divided by 315,959 shares outstanding)		$191.90

Identified cost of investments		$941,341,224

Identified cost of foreign cash		$4,387,226

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$6,446,269	(a)
Interest		59,103	(b)

		6,505,372
Expenses
Management fees	$2,395,289
Service and distribution fees—Class B	47,343
Service and distribution fees—Class D	59,572
Service and distribution fees—Class E	40,685
Directors’ fees and expenses	10,502
Custodian	118,556
Audit and tax services	23,663
Legal	34,387
Printing	118,732
Insurance	5,276
Miscellaneous	4,860

Total expenses	2,858,865
Expense reductions	(87,321)	2,771,544

Net Investment Income		3,733,828

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	70,811,492
Foreign currency transactions—net	45,071	70,856,563

Unrealized appreciation (depreciation) on:
Investments—net	(39,695,209)
Foreign currency transactions—net	872	(39,694,337)

Net gain		31,162,226

Net Increase in Net Assets From Operations		$34,896,054

(a)	Net of foreign taxes of $54,823.
(b)	Includes income on securities loaned of $15,546.

See accompanying notes to financial statements.

MSF-148

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$3,733,828	$5,311,639
Net realized gain	70,856,563	61,709,664
Unrealized depreciation	(39,694,337)	(7,766,702)

Increase in net assets from operations	34,896,054	59,254,601

From Distributions to Shareholders
Net investment income
Class A	(5,909,431)	(6,047,937)
Class B	(334,265)	(120,604)
Class E	(526,931)	(413,560)

	(6,770,627)	(6,582,101)

Net realized gain
Class A	(13,648,284)	0
Class B	(1,065,905)	0
Class E	(1,464,953)	0

	(16,179,142)	0

Total distributions	(22,949,769)	(6,582,101)

Increase (decrease) in net assets from capital share transactions	346,313,667	(33,772,938)

Total increase in net assets	358,259,952	18,899,562

Net Assets
Beginning of the period	607,724,865	588,825,303

End of the period	$965,984,817	$607,724,865

Undistributed Net Investment Income
End of the period	$2,232,878	$5,269,677

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	63,953	$12,718,768	181,830	$32,996,068
Reinvestments	97,980	19,557,715	35,587	6,047,937
Redemptions	(308,294)	(61,573,767)	(581,749)	(104,361,516)

Net decrease	(146,361)	$(29,297,284)	(364,332)	$(65,317,511)

Class B
Sales	126,047	$25,004,363	132,163	$23,756,181
Reinvestments	7,029	1,400,170	711	120,604
Redemptions	(13,994)	(2,760,959)	(21,899)	(3,949,132)

Net increase	119,082	$23,643,574	110,975	$19,927,653

Class D
Sales	146,183	$29,279,586	0	$0
Shares issued through acquisition	1,873,171	345,711,293	0	0
Redemptions	(188,118)	(37,488,152)	0	0

Net increase	1,831,236	$337,502,727	0	$0

Class E
Sales	103,110	$20,523,774	133,411	$23,750,185
Reinvestments	10,001	1,991,884	2,439	413,560
Redemptions	(40,677)	(8,051,008)	(69,624)	(12,546,825)

Net increase	72,434	$14,464,650	66,226	$11,616,920

Increase (decrease) derived from capital share transactions	1,876,391	$346,313,667	(187,131)	$(33,772,938)

See accompanying notes to financial statements.

MSF-149

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$193.08		$176.54	$157.24	$124.89	$156.51	$183.39

Income From Investment Operations
Net investment income	1.10		1.92	2.21	2.13	1.53	1.06
Net realized and unrealized gain (loss) of investments	5.64		16.67	19.15	31.23	(31.88)	(26.45)

Total from investment operations	6.74		18.59	21.36	33.36	(30.35)	(25.39)

Less Distributions
Distributions from net investment income	(2.25)		(2.05)	(2.06)	(1.01)	(1.27)	(1.49)
Distributions from net realized capital gains	(5.19)		0.00	0.00	0.00	0.00	0.00

Total distributions	(7.44)		(2.05)	(2.06)	(1.01)	(1.27)	(1.49)

Net Asset Value, End of Period	$192.38		$193.08	$176.54	$157.24	$124.89	$156.51

Total Return (%)	3.4	(b)	10.7	13.7	26.9	(19.5)	(13.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	(c)	0.73	0.74	0.74	0.72	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.71	(c)	0.69	0.72	N/A	0.71	0.74
Ratio of net investment income to average net assets (%)	0.99	(c)	0.92	1.23	1.49	1.30	0.60
Portfolio turnover rate (%)	160	(c)	94	161	53	142	154
Net assets, end of period (000)	$503,634		$533,729	$552,323	$563,979	$491,124	$298,982

	Class B							Class D
	Six months ended June 30, 2006		Year ended December 31,					Period ended June 30, 2006(a)
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$192.26		$175.91	$156.72	$124.47	$125.90		$200.55

Income From Investment Operations
Net investment income	0.94		1.26	1.88	1.22	0.18		0.40
Net realized and unrealized gain (loss) of investments	5.52		16.86	19.12	31.95	(1.61)		(8.85)

Total from investment operations	6.46		18.12	21.00	33.17	(1.43)		(8.45)

Less Distributions
Distributions from net investment income	(1.63)		(1.77)	(1.81)	(0.92)	0.00		0.00
Distributions from net realized capital gains	(5.19)		0.00	0.00	0.00	0.00		0.00

Total distributions	(6.82)		(1.77)	(1.81)	(0.92)	0.00		0.00

Net Asset Value, End of Period	$191.90		$192.26	$175.91	$156.72	$124.47		$192.10

Total Return (%)	3.2	(b)	10.4	13.5	26.9	(1.1	)(b)	(4.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	(c)	0.98	0.99	0.99	0.97	(c)	0.82	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.96	(c)	0.94	0.97	N/A	0.96	(c)	0.80	(c)
Ratio of net investment income to average net assets (%)	0.79	(c)	0.70	1.41	1.15	1.36	(c)	1.23	(c)
Portfolio turnover rate (%)	160	(c)	94	161	53	142		160	(c)
Net assets, end of period (000)	$49,941		$27,141	$5,311	$128	$6		$351,776

(a)	Commencement of operations was July 30, 2002, May 1, 2006 and May 1, 2001 for Classes B, D and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-150

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$192.40		$175.93	$156.83	$124.66	$156.28	$177.17

Income From Investment Operations
Net investment income	1.00		1.29	1.58	1.41	1.35	0.14
Net realized and unrealized gain (loss) of investments	5.56		16.98	19.48	31.68	(31.80)	(21.03)

Total from investment operations	6.56		18.27	21.06	33.09	(30.45)	(20.89)

Less Distributions
Distributions from net investment income	(1.87)		(1.80)	(1.96)	(0.92)	(1.17)	0.00
Distributions from net realized capital gains	(5.19)		0.00	0.00	0.00	0.00	0.00

Total distributions	(7.06)		(1.80)	(1.96)	(0.92)	(1.17)	0.00

Net Asset Value, End of Period	$191.90		$192.40	$175.93	$156.83	$124.66	$156.28

Total Return (%)	3.3	(b)	10.5	13.6	26.7	(19.6)	(11.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	(c)	0.88	0.89	0.89	0.87	0.93	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.86	(c)	0.84	0.87	N/A	0.86	0.89	(c)
Ratio of net investment income to average net assets (%)	0.86	(c)	0.78	1.12	1.31	1.15	0.61	(c)
Portfolio turnover rate (%)	160	(c)	94	161	53	142	154
Net assets, end of period (000)	$60,633		$46,855	$31,192	$18,891	$5,619	$1,527

(a)	Commencement of operations was July 30, 2002, May 1, 2006 and May 1, 2001 for Classes B, D and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-151

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock — 94.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.9%
Honeywell International, Inc.	254,450	$10,254,335
Raytheon Co.	308,000	13,727,560

		23,981,895

Automobiles—2.2%
Harley-Davidson, Inc.	249,300	13,684,077

Beverages—6.2%
Anheuser-Busch Cos., Inc.	297,700	13,572,143
Diageo, Plc. (ADR)	153,200	10,348,660
InBev NV (EUR)	198,100	9,696,161
The Coca-Cola Co.	94,000	4,043,880

		37,660,844

Building Products—2.1%
Masco Corp.	425,500	12,611,820

Capital Markets—1.3%
The Bank of New York Co., Inc.	240,300	7,737,660

Commercial Banks—2.1%
U.S. Bancorp	414,800	12,809,024

Computers & Peripherals—5.2%
Dell, Inc. (a)	447,000	10,911,270
Hewlett-Packard Co.	358,000	11,341,440
Sun Microsystems, Inc. (a)	2,269,200	9,417,180

		31,669,890

Diversified Consumer Services—1.8%
H&R Block, Inc.	447,000	10,665,420

Diversified Financial Services—4.7%
Citigroup, Inc.	293,700	14,168,088
JPMorgan Chase & Co.	345,600	14,515,200

		28,683,288

Food & Staples Retailing—2.2%
Wal-Mart Stores, Inc.	278,500	13,415,345

Food Products—3.4%
General Mills, Inc.	201,800	10,424,988
H.J. Heinz Co.	253,750	10,459,575

		20,884,563

Health Care Equipment & Supplies—2.0%
Baxter International, Inc.	330,800	12,160,208

Hotels, Restaurants & Leisure—5.6%
McDonald’s Corp.	514,700	17,293,920
Yum! Brands, Inc.	328,300	16,503,641

		33,797,561

Security Description	Shares	Value*

Household Durables—5.4%
Fortune Brands, Inc.	153,700	$10,914,237
Pulte Homes, Inc.	394,600	11,360,534
The Black & Decker Corp.	122,800	10,371,688

		32,646,459

Industrial Conglomerates—1.4%
Tyco International, Ltd.	315,000	8,662,500

Insurance—3.3%
AFLAC, Inc.	248,700	11,527,245
MGIC Investment Corp.	127,500	8,287,500

		19,814,745

Internet & Catalog Retail—1.2%
Liberty Media Holding Corp.—Interactive (Class A) (a)	412,225	7,115,004

IT Services—2.4%
First Data Corp.	324,500	14,615,480

Leisure Equipment & Products—0.8%
Mattel, Inc.	285,900	4,720,209

Media—14.9%
Comcast Corp. (Special Class A) (a)	416,000	13,636,480
Discovery Holding Co. (Class A) (a)	129,100	1,888,733
EchoStar Communications Corp. (Class A)	314,300	9,683,583
Gannett Co., Inc.	157,400	8,803,382
Liberty Media Holding Corp. (a)	82,445	6,906,418
The DIRECTV Group, Inc. (a)	743,572	12,268,938
The Walt Disney Co.	397,700	11,931,000
Time Warner, Inc.	822,100	14,222,330
Viacom, Inc. (Class B) (a)	317,700	11,386,368

		90,727,232

Multiline Retail—2.3%
Kohl’s Corp. (a)	234,500	13,863,640

Office Electronics—1.3%
Xerox Corp. (a)	572,500	7,963,475

Oil, Gas & Consumable Fuels—1.5%
ConocoPhillips	140,887	9,232,325

Pharmaceuticals—5.5%
Abbott Laboratories	283,600	12,367,796
Bristol-Myers Squibb Co.	495,300	12,808,458
Schering-Plough Corp.	450,000	8,563,500

		33,739,754

Semiconductors & Semiconductor Equipment—3.6%
Intel Corp.	636,700	12,065,465
Texas Instruments, Inc.	315,700	9,562,553

		21,628,018

*See accompanying notes to financial statements.

MSF-152

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—5.8%
Limited Brands, Inc.	430,200	$11,008,818
The Gap, Inc.	644,700	11,217,780
The Home Depot, Inc.	365,200	13,070,508

		35,297,106

Thrifts & Mortgage Finance—2.5%
Washington Mutual, Inc.	333,100	15,182,698

Total Common Stock (Identified Cost $493,034,488)		574,970,240

Short Term Investments—6.2%
Security Description	Face Amount	Value*

Repurchase Agreement—6.2%
State Street Repurchase Agreement dated 6/30/06 at 1.700% to be repurchased at $37,409,000 on 07/03/06, collateralized by $38,580,000 U.S. Treasury Note 4.500% due 02/15/09 with a value of $38,531,775.	$37,409,000	$37,409,000

Total Short Term Investments (Identified Cost $37,409,000)		37,409,000

Total Investments—100.8% (Identified Cost $530,443,490) (b)		612,379,239
Liabilities in excess of other assets		(4,713,974)

Total Net Assets—100%		$607,665,265

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $530,443,490 and the composition of unrealized appreciation and depreciation of investment securities was $94,860,128 and $(12,924,379), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro

*See accompanying notes to financial statements.

MSF-153

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$612,379,239
Cash		247
Receivable for:
Fund shares sold		1,019,122
Accrued interest and dividends		472,975
Foreign taxes		12,150

Total Assets		613,883,733
Liabilities
Payable for:
Fund shares redeemed	$1,582,409
Securities purchased	4,078,989
Accrued expenses:
Management fees	357,689
Service and distribution fees	40,836
Other expenses	158,545

Total Liabilities		6,218,468

Net Assets		$607,665,265

Net Assets Consists of:
Capital paid in		$513,016,587
Undistributed net investment income		2,062,103
Accumulated net realized gains		10,650,506
Unrealized appreciation on investments and foreign currency		81,936,069

Net Assets		$607,665,265

Computation of offering price:
Class A
Net asset value and redemption price per share ($356,582,772 divided by 26,578,458 shares outstanding)		$13.42

Class B
Net asset value and redemption price per share ($124,607,885 divided by 9,325,679 shares outstanding)		$13.36

Class E
Net asset value and redemption price per share ($126,474,608 divided by 9,457,572 shares outstanding)		$13.37

Identified cost of investments		$530,443,490

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$4,502,795	(a)
Interest		245,275

		4,748,070
Expenses
Management fees	$2,193,824
Service and distribution fees—Class B	145,712
Service and distribution fees—Class E	100,173
Directors’ fees and expenses	10,574
Custodian	60,561
Audit and tax services	13,759
Legal	15,780
Printing	104,026
Insurance	5,189
Miscellaneous	4,455

Total expenses	2,654,053
Expense reductions	(10,018)	2,644,035

Net Investment Income		2,104,035

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	13,011,780
Foreign currency transactions—net	(2,188)	13,009,592

Unrealized appreciation on:
Investments—net	4,692,392
Foreign currency transactions—net	320	4,692,712

Net gain		17,702,304

Net Increase in Net Assets From Operations		$19,806,339

(a)	Net of foreign taxes of $17,746.

See accompanying notes to financial statements.

MSF-154

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$2,104,035	$4,408,275
Net realized gain	13,009,592	12,091,507
Unrealized appreciation (depreciation)	4,692,712	(24,104,899)

Increase (decrease) in net assets from operations	19,806,339	(7,605,117)

From Distributions to Shareholders
Net investment income
Class A	(2,908,650)	(2,367,986)
Class B	(650,225)	(345,158)
Class E	(857,581)	(787,432)

Total distributions	(4,416,456)	(3,500,576)

Increase (decrease) in net assets from capital share transactions	(9,384,415)	80,620,910

Total increase in net assets	6,005,468	69,515,217

Net Assets
Beginning of the period	601,659,797	532,144,580

End of the period	$607,665,265	$601,659,797

Undistributed Net Investment Income
End of the period	$2,062,103	$4,374,524

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	4,031,351	$54,316,309	11,878,287	$155,829,206
Reinvestments	214,502	2,908,650	187,341	2,367,986
Redemptions	(4,841,715)	(65,374,732)	(10,444,752)	(136,809,125)

Net increase (decrease)	(595,862)	$(8,149,773)	1,620,876	$21,388,069

Class B
Sales	1,824,194	$24,387,755	5,802,518	$75,344,107
Reinvestments	48,094	650,225	27,415	345,158
Redemptions	(857,523)	(11,479,993)	(760,700)	(9,854,984)

Net increase	1,014,765	$13,557,987	5,069,233	$65,834,281

Class E
Sales	385,825	$5,158,295	1,460,773	$18,989,749
Reinvestments	63,431	857,581	62,495	787,432
Redemptions	(1,555,639)	(20,808,505)	(2,026,432)	(26,378,619)

Net decrease	(1,106,383)	$(14,792,629)	(503,164)	$(6,601,438)

Increase (decrease) derived from capital share transactions	(687,480)	$(9,384,415)	6,186,945	$80,620,910

See accompanying notes to financial statements.

MSF-155

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.09		$13.37	$12.06	$9.61	$11.56	$9.79

Income From Investment Operations
Net investment income	0.05		0.11	0.10	0.07	0.06	0.08
Net realized and unrealized gain (loss) of investments	0.39		(0.30)	1.27	2.38	(1.66)	1.72

Total from investment operations	0.44		(0.19)	1.37	2.45	(1.60)	1.80

Less Distributions
Distributions from net investment income	(0.11)		(0.09)	(0.06)	0.00	(0.09)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.16)	0.00
Distributions in excess of net realized capital gains	0.00		0.00	0.00	0.00	(0.10)	0.00

Total distributions	(0.11)		(0.09)	(0.06)	0.00	(0.35)	(0.03)

Net Asset Value, End of Period	$13.42		$13.09	$13.37	$12.06	$9.61	$11.56

Total Return (%)	3.3	(b)	(1.4)	11.4	25.5	(14.2)	18.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	(c)	0.78	0.79	0.83	0.83	0.86
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.79	(c)	0.78	0.78	0.81	0.82	0.84
Ratio of net investment income to average net assets (%)	0.77	(c)	0.86	0.80	0.70	0.68	0.98
Portfolio turnover rate (%)	16	(c)	13	16	13	30	33
Net assets, end of period (000)	$356,583		$355,707	$341,632	$296,728	$228,544	$213,758

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.02		$13.31	$12.01	$9.59	$9.96

Income From Investment Operations
Net investment income	0.03		0.06	0.05	0.02	0.01
Net realized and unrealized gain (loss) of investments	0.38		(0.28)	1.29	2.40	(0.38)

Total from investment operations	0.41		(0.22)	1.34	2.42	(0.37)

Less Distributions
Distributions from net investment income	(0.07)		(0.07)	(0.04)	0.00	0.00

Total distributions	(0.07)		(0.07)	(0.04)	0.00	0.00

Net Asset Value, End of Period	$13.36		$13.02	$13.31	$12.01	$9.59

Total Return (%)	3.2	(b)	(1.7)	11.2	25.2	(3.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	(c)	1.03	1.04	1.08	1.08	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.04	(c)	1.03	1.03	1.06	1.07	(c)
Ratio of net investment income to average net assets (%)	0.52	(c)	0.66	1.07	0.55	0.61	(c)
Portfolio turnover rate (%)	16	(c)	13	16	13	30
Net assets, end of period (000)	$124,608		$108,214	$43,136	$1,138	$9

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-156

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$13.04		$13.32	$12.02	$9.59	$11.55	$11.00

Income From Investment Operations
Net investment income	0.05		0.09	0.07	0.04	0.09	0.00
Net realized and unrealized gain (loss) of investments	0.37		(0.30)	1.28	2.39	(1.71)	0.55

Total from investment operations	0.42		(0.21)	1.35	2.43	(1.62)	0.55

Less Distributions
Distributions from net investment income	(0.09)		(0.07)	(0.05)	0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.16)	0.00
Distributions in excess of net realized capital gains	0.00		0.00	0.00	0.00	(0.10)	0.00

Total distributions	(0.09)		(0.07)	(0.05)	0.00	(0.34)	0.00

Net Asset Value, End of Period	$13.37		$13.04	$13.32	$12.02	$9.59	$11.55

Total Return (%)	3.2	(b)	(1.5)	11.3	25.3	(14.3)	5.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(c)	0.93	0.94	0.98	0.98	1.01	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.94	(c)	0.93	0.93	0.96	0.97	0.98	(c)
Ratio of net investment income to average net assets (%)	0.62	(c)	0.70	0.68	0.60	0.67	1.28	(c)
Portfolio turnover rate (%)	16	(c)	13	16	13	30	33
Net assets, end of period (000)	$126,475		$137,739	$147,376	$99,196	$24,936	$185

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-157

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—98.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.2%
Boeing Co.	207,800	$17,020,898
United Technologies Corp.	312,900	19,844,118

		36,865,016

Beverages—2.5%
PepsiCo, Inc.	473,900	28,452,956

Biotechnology—6.9%
Amgen, Inc. (a)	388,700	25,354,901
Genentech, Inc. (a)	302,400	24,736,320
Gilead Sciences, Inc. (a)	481,400	28,479,624

		78,570,845

Capital Markets—7.9%
Lehman Brothers Holdings, Inc.	107,200	6,984,080
Merrill Lynch & Co., Inc.	252,500	17,563,900
The Charles Schwab Corp.	1,211,500	19,359,770
The Goldman Sachs Group, Inc.	118,900	17,886,127
UBS AG	254,000	27,863,800

		89,657,677

Communications Equipment—8.6%
Cisco Systems, Inc. (a)	1,291,700	25,226,901
Corning, Inc. (a)	795,700	19,247,983
Motorola, Inc.	673,700	13,575,055
Nokia Corp. (ADR)	887,900	17,988,854
Qualcomm, Inc.	555,300	22,250,871

		98,289,664

Computers & Peripherals—1.9%
Apple Computer, Inc. (a)	370,400	21,157,248

Consumer Finance—2.1%
American Express Co.	439,800	23,406,156

Diversified Financial Services—2.3%
KKR Private Equity Investors, LLP (144A) (RDU) (a)	425,100	9,309,690
NYSE Group, Inc. (a) (b)	247,200	16,928,256

		26,237,946

Electronic Equipment & Instruments—1.6%
Agilent Technologies, Inc. (a)	566,400	17,875,584

Energy Equipment & Services—2.3%
Schlumberger, Ltd.	408,700	26,610,457

Food & Staples Retailing—1.9%
Whole Foods Market, Inc.	338,800	21,900,032

Health Care Equipment & Supplies—3.2%
Alcon, Inc.	229,100	22,577,805
St. Jude Medical, Inc. (a)	425,900	13,807,678

		36,385,483

Security Description	Shares	Value*

Health Care Providers & Services—3.0%
Caremark Rx, Inc.	405,900	$20,242,233
WellPoint, Inc. (a)	198,000	14,408,460

		34,650,693

Hotels, Restaurants & Leisure—3.3%
Chipolte Mexican Grill, Inc. (Class A) (a) (b)	42,000	2,559,900
Marriott International, Inc. (Class A)	526,900	20,085,428
Starbucks Corp. (a)	255,500	9,647,680
The Cheesecake Factory, Inc. (a) (b)	201,800	5,438,510

		37,731,518

Household Products—1.6%
The Procter & Gamble Co.	317,682	17,663,119

Industrial Conglomerates—4.1%
3M Co.	205,300	16,582,081
General Electric Co.	911,200	30,033,152

		46,615,233

Insurance—1.3%
American International Group, Inc.	252,000	14,880,600

Internet Software & Services—6.4%
eBay, Inc. (a)	278,600	8,160,194
Google, Inc. (Class A) (a)	100,100	41,974,932
Yahoo!, Inc. (a)	693,700	22,892,100

		73,027,226

Media—3.8%
News Corp. (Class A)	717,500	13,761,650
The Walt Disney Co.	989,900	29,697,000

		43,458,650

Multiline Retail—4.3%
Federated Department Stores, Inc.	579,400	21,206,040
Kohl’s Corp. (a)	192,100	11,356,952
Target Corp.	340,200	16,625,574

		49,188,566

Oil, Gas & Consumable Fuels—2.5%
Apache Corp.	175,000	11,943,750
Occidental Petroleum Corp.	157,100	16,110,605

		28,054,355

Pharmaceuticals—6.2%
Novartis AG (ADR)	506,500	27,310,480
Roche Holding AG (ADR)	356,500	29,407,614
Sanofi-Aventis (ADR)	289,800	14,113,260

		70,831,354

Semiconductors & Semiconductor Equipment—6.8%
Broadcom Corp. (Class A) (a)	700,050	21,036,503
Marvell Technology Group, Ltd. (a)	462,400	20,498,192

*See accompanying notes to financial statements.

MSF-158

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Maxim Integrated Products, Inc.	570,600	$18,321,966
Texas Instruments, Inc.	568,700	17,225,923

		77,082,584

Software—5.7%
Adobe Systems, Inc. (a)	838,200	25,447,752
Electronic Arts, Inc. (a)	267,200	11,500,288
Microsoft Corp.	256,000	5,964,800
SAP AG (ADR)	428,600	22,510,072

		65,422,912

Specialty Retail—1.1%
Urban Outfitters, Inc. (a)	285,600	4,995,144
Williams-Sonoma, Inc.	206,000	7,014,300

		12,009,444

Textiles, Apparel & Luxury Goods—3.0%
Coach, Inc. (a)	552,700	16,525,730
NIKE, Inc. (Class B)	212,600	17,220,600

		33,746,330

Security Description	Shares	Value*

Wireless Telecommunication Services—1.2%
NII Holdings, Inc. (a)	239,500	$13,503,010

Total Common Stock (Identified Cost $1,043,847,627)		1,123,274,658

Short Term Investments—2.0%
Security Description	Face Amount	Value*

Commercial Paper—2.0%
General Electric Capital Corp. 5.150%, 07/03/06	$22,559,000	$22,559,000

Total Short Term Investments (Identified Cost $22,559,000)		22,559,000

Total Investments—100.7% (Identified Cost $1,066,406,627) (c)		1,145,833,658
Liabilities in excess of other assets		(8,421,831)

Total Net Assets—100%		$1,137,411,827

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $18,818,367 and the collateral received consisted of cash in the amount of $18,509,361.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,066,406,627 and the composition of unrealized appreciation and depreciation of investment securities was $118,500,722 and $(39,073,691), respectively.
(RDU)—	Restricted Depositary Unit
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2006, the market value of 144A securities was $9,309,690 which is 0.8% of total net assets.

*See accompanying notes to financial statements.

MSF-159

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$1,145,833,658
Cash		112
Collateral for securities loaned		18,509,361
Receivable for:
Securities sold		2,966,675
Fund shares sold		1,044,770
Accrued interest and dividends		819,373
Foreign taxes		135,127

Total Assets		1,169,309,076
Liabilities
Payable for:
Fund shares redeemed	$559,766
Securities purchased	11,907,410
Withholding taxes	41,364
Return of collateral for securities loaned	18,509,361
Accrued expenses:
Management fees	578,132
Service and distribution fees	61,931
Deferred directors’ fees	3,641
Other expenses	235,644

Total Liabilities		31,897,249

Net Assets		$1,137,411,827

Net assets consists of:
Capital paid in		$1,017,613,098
Undistributed net investment income		2,179,098
Accumulated net realized gains		38,192,600
Unrealized appreciation on investments		79,427,031

Net Assets		$1,137,411,827

Computation of offering price:
Class A
Net asset value and redemption price per share ($826,337,178 divided by 71,231,588 shares outstanding)		$11.60

Class B
Net asset value and redemption price per share ($298,520,990 divided by 25,859,761 shares outstanding)		$11.54

Class E
Net asset value and redemption price per share ($12,553,659 divided by 1,084,444 shares outstanding)		$11.58

Identified cost of investments		$1,066,406,627

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$5,465,138 (a)
Interest		795,588 (b)

		6,260,726
Expenses
Management fees	$3,492,191
Service and distribution fees—Class B	377,878
Service and distribution fees—Class E	9,610
Directors’ fees and expenses	10,329
Custodian	72,706
Audit and tax services	13,759
Legal	16,360
Printing	178,769
Insurance	9,043
Miscellaneous	6,612

Total expenses	4,187,257
Expense reductions	(110,428)	4,076,829

Net Investment Income		2,183,897

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		40,857,572
Unrealized depreciation on:
Investments—net		(117,453,665)

Net loss		(76,596,093)

Net Decrease in Net Assets From Operations		$(74,412,196)

(a)	Net of foreign taxes of $342,634.
(b)	Includes income on securities loaned of $60,145.

See accompanying notes to financial statements.

MSF-160

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income (loss)	$2,183,897	$(291,564)
Net realized gain	40,857,572	81,924,147
Unrealized appreciation (depreciation)	(117,453,665)	53,622,680

Increase (decrease) in net assets from operations	(74,412,196)	135,255,263

From Distributions to Shareholders
Net investment income
Class A	0	(2,574,179)

Net realized gain
Class A	(707,216)	0
Class B	(274,942)	0
Class E	(11,628)	0

	(993,786)	0

Total distributions	(993,786)	(2,574,179)

Increase in net assets from capital share transactions	145,564,934	99,282,826

Total increase in net assets	70,158,952	231,963,910

Net Assets
Beginning of the period	1,067,252,875	835,288,965

End of the period	$1,137,411,827	$1,067,252,875

Undistributed (Overdistributed) Net Investment Income
End of the period	$2,179,098	$(4,799)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	13,095,541	$160,724,660	19,312,734	$210,233,950
Shares issued through acquisition	0	0	4,750,559	48,020,246
Reinvestments	56,896	707,216	253,864	2,574,179
Redemptions	(3,185,820)	(39,245,408)	(9,302,078)	(105,820,987)

Net increase	9,966,617	$122,186,468	15,015,079	$155,007,388

Class B
Sales	4,687,981	$57,385,905	5,282,443	$59,532,135
Shares issued through acquisition	0	0	860,671	9,446,761
Reinvestments	22,209	274,942	0	0
Redemptions	(2,866,659)	(34,919,038)	(12,556,952)	(134,368,070)

Net increase (decrease)	1,843,531	$22,741,809	(6,413,838)	$(65,389,174)

Class E
Sales	216,132	$2,637,674	277,389	$3,251,480
Shares issued through acquisition	0	0	1,035,812	9,729,050
Reinvestments	937	11,628	0	0
Redemptions	(164,787)	(2,012,645)	(281,039)	(3,315,918)

Net increase	52,282	$636,657	1,032,162	$9,664,612

Increase derived from capital share transactions	11,862,430	$145,564,934	9,633,403	$99,282,826

See accompanying notes to financial statements.

MSF-161

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.38		$10.92	$10.01	$7.71	$10.00

Income From Investment Operations
Net investment income	0.03		0.00	0.03	0.02	0.02
Net realized and unrealized gain (loss) of investments	(0.80)		1.51	0.89	2.30	(2.31)

Total from investment operations	(0.77)		1.51	0.92	2.32	(2.29)

Less Distributions
Distributions from net investment income	0.00		(0.05)	(0.01)	(0.02)	0.00
Distributions from net realized capital gains	(0.01)		0.00	0.00	0.00	0.00

Total distributions	(0.01)		(0.05)	(0.01)	(0.02)	0.00

Net Asset Value, End of Period	$11.60		$12.38	$10.92	$10.01	$7.71

Total Return (%)	(6.2	)(b)	13.9	9.2	30.1	(22.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	(c)	0.69	0.71	0.73	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.67	(c)	0.68	0.69	0.70	0.68	(c)
Ratio of net investment income to average net assets (%)	0.46	(c)	0.04	0.41	0.17	0.31	(c)
Portfolio turnover rate (%)	73	(c)	60	68	68	82	(c)
Net assets, end of period (000)	$826,337		$758,316	$504,940	$343,253	$283,320

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.33		$10.86	$9.97	$7.70	$10.00

Income From Investment Operations
Net investment income (loss)	0.01		(0.02)	0.04	0.00	0.00
Net realized and unrealized gain (loss) of investments	(0.79)		1.49	0.85	2.28	(2.30)

Total from investment operations	(0.78)		1.47	0.89	2.28	(2.30)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(0.01)		0.00	0.00	0.00	0.00

Total distributions	(0.01)		0.00	0.00	(0.01)	0.00

Net Asset Value, End of Period	$11.54		$12.33	$10.86	$9.97	$7.70

Total Return (%)	(6.3	)(b)	13.5	8.9	29.7	(23.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(c)	0.94	0.96	0.98	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	(c)	0.93	0.94	0.95	0.93	(c)
Ratio of net investment income (loss) to average net assets (%)	0.22	(c)	(0.21)	0.29	(0.11)	0.06	(c)
Portfolio turnover rate (%)	73	(c)	60	68	68	82	(c)
Net assets, end of period (000)	$298,521		$296,178	$330,349	$256,079	$57,259

(a)	Commencement of operations was May 1, 2002 for Classes A and B; and April 27, 2005 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-162

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31, 2005(a)
Net Asset Value, Beginning of Period	$12.36		$10.16

Income From Investment Operations
Net investment income (loss)	0.02		(0.01)
Net realized and unrealized gain (loss) of investments	(0.79)		2.21

Total from investment operations	(0.77)		2.20

Less Distributions
Distributions from net realized capital gains	(0.01)		0.00

Total distributions	(0.01)		0.00

Net Asset Value, End of Period	$11.58		$12.36

Total Return (%)	(6.2	)(b)	3.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)	0.84	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.82	(c)	0.82	(c)
Ratio of net investment income (loss) to average net assets (%)	0.32	(c)	(0.15	)(c)
Portfolio turnover rate (%)	73	(c)	60
Net assets, end of period (000)	$12,554		$12,758

(a)	Commencement of operations was May 1, 2002 for Classes A and B; and April 27, 2005 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-163

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—99.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.4%
Boeing Co.	342,843	$28,082,270
General Dynamics Corp.	173,090	11,330,471
Goodrich Corp.	53,129	2,140,567
Honeywell International, Inc.	355,002	14,306,581
L-3 Communications Holdings, Inc.	52,296	3,944,164
Lockheed Martin Corp.	151,849	10,893,647
Northrop Grumman Corp.	147,399	9,442,380
Raytheon Co.	191,311	8,526,731
Rockwell Collins, Inc.	73,360	4,098,623
United Technologies Corp.	433,439	27,488,701

		120,254,135

Air Freight & Logistics—1.1%
FedEx Corp.	130,828	15,288,560
Ryder System, Inc.	26,155	1,528,237
United Parcel Service, Inc. (Class B)	465,079	38,289,954

		55,106,751

Airlines—0.1%
Southwest Airlines Co.	302,829	4,957,311

Auto Components—0.2%
Cooper Tire & Rubber Co. (a)	26,300	292,982
Johnson Controls, Inc.	83,595	6,873,181
The Goodyear Tire & Rubber Co. (a)	75,982	843,400

		8,009,563

Automobiles—0.4%
Ford Motor Co. (a) (b)	804,368	5,574,270
General Motors Corp. (a)	242,500	7,224,075
Harley-Davidson, Inc.	115,191	6,322,834

		19,121,179

Beverages—2.1%
Anheuser-Busch Cos., Inc.	331,360	15,106,702
Brown-Forman Corp. (Class B)	35,657	2,547,693
Coca-Cola Enterprises, Inc.	130,135	2,650,850
Constellation Brands, Inc. (b)	85,280	2,132,000
Molson Coors Brewing Co.	24,696	1,676,364
PepsiCo, Inc.	708,553	42,541,522
The Coca-Cola Co.	878,792	37,805,632
The Pepsi Bottling Group, Inc.	57,499	1,848,593

		106,309,356

Biotechnology—1.2%
Amgen, Inc. (b)	505,623	32,981,788
Biogen Idec, Inc. (b)	147,441	6,830,942
Genzyme Corp. (b)	111,630	6,815,012
Gilead Sciences, Inc. (b)	195,101	11,542,175
MedImmune, Inc. (b)	106,660	2,890,486

		61,060,403

Building Products—0.2%
American Standard Cos., Inc. (b)	75,858	3,282,376
Masco Corp.	170,311	5,048,018

		8,330,394

Security Description	Shares	Value*

Capital Markets—3.6%
Ameriprise Financial, Inc.	104,786	$4,680,791
Capital One Financial Corp.	129,939	11,103,288
E*TRADE Financial Corp. (b)	182,844	4,172,500
Franklin Resources, Inc.	65,767	5,709,233
Janus Capital Group, Inc.	90,745	1,624,336
Legg Mason, Inc.	56,621	5,634,922
Lehman Brothers Holdings, Inc.	229,580	14,957,137
Mellon Financial Corp.	177,324	6,105,265
Merrill Lynch & Co., Inc.	396,194	27,559,255
Morgan Stanley Group, Inc.	459,263	29,030,014
Northern Trust Corp.	79,470	4,394,691
State Street Corp.	142,504	8,278,057
T. Rowe Price Group, Inc.	113,871	4,305,463
The Bank of New York Co., Inc.	330,916	10,655,495
The Bear Stearns Co., Inc.	51,714	7,244,097
The Charles Schwab Corp.	442,403	7,069,600
The Goldman Sachs Group, Inc.	185,253	27,867,609

		180,391,753

Chemicals—1.5%
Air Products & Chemicals, Inc.	96,122	6,144,118
Ashland, Inc.	30,471	2,032,416
E. I. du Pont de Nemours & Co.	395,022	16,432,915
Eastman Chemical Co.	35,057	1,893,078
Ecolab, Inc.	78,087	3,168,770
Hercules, Inc. (b)	48,719	743,452
International Flavours & Fragrances, Inc.	33,886	1,194,143
Monsanto Co.	116,016	9,767,387
PPG Industries, Inc.	71,020	4,687,320
Praxair, Inc.	138,546	7,481,484
Rohm & Haas Co.	62,315	3,123,228
Sigma-Aldrich Corp. (a)	28,706	2,085,204
The Dow Chemical Co.	412,362	16,094,489

		74,848,004

Commercial Banks—4.3%
AmSouth Bancorp.	148,388	3,924,863
BB&T Corp.	235,834	9,808,336
Comerica, Inc.	69,646	3,620,896
Commerce Bancorp, Inc. (a)	78,976	2,817,074
Compass Bancshares, Inc.	55,368	3,078,461
Fifth Third Bancorp.	238,616	8,816,861
First Horizon National Corp. (a)	52,838	2,124,088
Golden West Financial Corp.	109,822	8,148,792
Huntington Bancshares, Inc.	105,169	2,479,885
KeyCorp.	173,309	6,183,665
M&T Bank Corp.	33,842	3,990,649
Marshall & Ilsley Corp. (a)	96,603	4,418,621
National City Corp.	232,597	8,417,685
PNC Financial Services Group, Inc.	126,916	8,905,696
Regions Financial Corp.	195,573	6,477,378
SunTrust Banks, Inc.	155,916	11,890,154
Synovus Financial Corp.	138,384	3,705,924
U.S. Bancorp	763,177	23,566,906
Wachovia Corp.	689,687	37,298,273
Wells Fargo & Co.	720,355	48,321,413
Zions Bancorp	45,498	3,546,114

		211,541,734

*See accompanying notes to financial statements.

MSF-164

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—0.7%
Allied Waste Industries, Inc. (a) (b)	103,710	$1,178,146
Avery Dennison Corp.	47,066	2,732,652
Cendant Corp.	428,881	6,986,471
Cintas Corp.	59,121	2,350,651
Convergys Corp. (b)	60,083	1,171,619
Equifax, Inc.	55,129	1,893,130
Monster Worldwide, Inc. (b)	55,042	2,348,092
Pitney Bowes, Inc.	95,179	3,930,893
R.R. Donnelley & Sons Co.	92,659	2,960,455
Robert Half International, Inc.	73,660	3,093,720
Waste Management, Inc.	233,736	8,386,448

		37,032,277

Communications Equipment—2.8%
ADC Telecommunications, Inc. (b)	50,268	847,518
Andrew Corp. (b)	68,445	606,423
Avaya, Inc. (a) (b)	176,237	2,012,627
Ciena Corp. (a) (b)	251,984	1,212,043
Cisco Systems, Inc. (b)	2,617,535	51,120,459
Comverse Technology, Inc. (b)	86,615	1,712,379
Corning, Inc. (b)	667,846	16,155,195
JDS Uniphase Corp. (b)	722,436	1,827,763
Juniper Networks, Inc. (b)	242,581	3,878,870
Lucent Technologies, Inc. (a) (b)	1,920,894	4,648,563
Motorola, Inc.	1,059,061	21,340,079
Qualcomm, Inc.	718,705	28,798,509
Tellabs, Inc. (b)	192,135	2,557,317

		136,717,745

Computers & Peripherals—3.4%
Apple Computer, Inc. (b)	364,680	20,830,522
Dell, Inc. (b)	974,020	23,775,828
EMC Corp. (b)	1,013,884	11,122,307
Gateway, Inc. (a) (b)	113,308	215,285
Hewlett-Packard Co.	1,196,104	37,892,575
International Business Machines Corp.	664,777	51,068,169
Lexmark International, Inc. (Class A) (b)	45,158	2,521,171
NCR Corp. (b)	78,038	2,859,312
Network Appliance, Inc. (b)	160,434	5,663,320
SanDisk Corp. (b)	83,754	4,269,779
Sun Microsystems, Inc. (b)	1,499,749	6,223,958

		166,442,226

Construction & Engineering—0.1%
Fluor Corp.	37,542	3,488,778

Construction Materials—0.1%
Vulcan Materials Co.	43,139	3,364,842

Consumer Finance—0.8%
American Express Co.	529,043	28,155,668
SLM Corp.	176,171	9,322,969

		37,478,637

Security Description	Shares	Value*

Containers & Packaging—0.2%
Ball Corp.	44,891	$1,662,763
Bemis Co., Inc.	44,950	1,376,369
Pactiv Corp. (b)	60,522	1,497,920
Sealed Air Corp.	34,980	1,821,758
Temple-Inland, Inc.	47,376	2,031,009

		8,389,819

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (b)	60,006	3,100,510
H&R Block, Inc.	140,817	3,359,894

		6,460,404

Diversified Financial Services—5.6%
Bank of America Corp.	1,956,735	94,118,954
CIT Group, Inc.	85,474	4,469,435
Citigroup, Inc.	2,131,565	102,826,696
Federated Investors, Inc. (Class B)	36,193	1,140,080
JPMorgan Chase & Co.	1,489,816	62,572,272
Moody’s Corp.	104,739	5,704,086
Principal Financial Group, Inc. (a)	118,761	6,609,050

		277,440,573

Diversified Telecommunication Services—2.8%
ALLTEL Corp.	166,841	10,649,461
AT&T, Inc.	1,667,069	46,494,557
BellSouth Corp.	775,577	28,075,887
CenturyTel, Inc.	49,806	1,850,293
Citizens Communications Co.	139,336	1,818,335
Embarq Corp.	63,920	2,620,079
Qwest Communications International, Inc. (a) (b)	671,198	5,429,992
Verizon Communications, Inc.	1,250,844	41,890,766

		138,829,370

Electric Utilities—2.3%
Allegheny Energy, Inc. (b)	70,037	2,596,272
Ameren Corp. (a)	88,049	4,446,475
American Electric Power Co., Inc.	168,902	5,784,894
CenterPoint Energy, Inc. (a)	133,512	1,668,900
CMS Energy Corp. (b)	94,823	1,227,010
Consolidated Edison, Inc. (a)	105,384	4,683,265
Constellation Energy Group, Inc.	76,730	4,183,320
Dominion Resources, Inc.	149,019	11,145,131
Edison International	139,701	5,448,339
Entergy Corp.	89,161	6,308,141
Exelon Corp.	286,638	16,289,638
FirstEnergy Corp.	141,427	7,666,758
FPL Group, Inc.	173,337	7,172,685
Pinnacle West Capital Corp.	42,534	1,697,532
PPL Corp.	163,148	5,269,680
Progress Energy, Inc. (a)	108,468	4,650,023
Public Service Enterprise Group, Inc.	107,825	7,129,389
TECO Energy, Inc.	89,513	1,337,324
The Southern Co.	318,174	10,197,477
Xcel Energy, Inc. (a)	173,863	3,334,692

		112,236,945

*See accompanying notes to financial statements.

MSF-165

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electrical Equipment—0.5%
American Power Conversion Corp.	72,737	$1,417,644
Cooper Industries, Ltd. (Class A)	39,621	3,681,583
Emerson Electric Co.	175,998	14,750,392
Rockwell Automation, Inc.	76,114	5,480,969

		25,330,588

Electronic Equipment & Instruments—0.4%
Agilent Technologies, Inc. (b)	182,581	5,762,256
Jabil Circuit, Inc. (b)	76,349	1,954,534
Molex, Inc.	60,865	2,043,238
PerkinElmer, Inc.	54,292	1,134,703
Sanmina-SCI Corp. (b)	228,467	1,050,948
Solectron Corp. (b)	392,088	1,340,941
Symbol Technologies, Inc.	108,807	1,174,028
Tektronix, Inc.	35,863	1,055,089
Thermo Electron Corp. (b)	70,186	2,543,541

		18,059,278

Energy Equipment & Services—2.0%
Baker Hughes, Inc.	146,112	11,959,267
BJ Services Co.	137,852	5,136,366
Halliburton Co.	221,331	16,424,974
Nabors Industries, Ltd. (b)	133,090	4,497,111
National-Oilwell Varco, Inc. (b)	75,023	4,750,456
Noble Corp.	59,070	4,395,989
Rowan Cos., Inc. (a) (b)	47,260	1,681,983
Schlumberger, Ltd.	505,904	32,939,409
Transocean, Inc. (b)	139,312	11,189,540
Weatherford International, Ltd. (b)	149,503	7,418,339

		100,393,434

Food & Staples Retailing—2.4%
Costco Wholesale Corp.	202,055	11,543,402
CVS Corp.	350,916	10,773,121
Safeway, Inc. (b)	192,993	5,017,818
Supervalu, Inc.	87,697	2,692,297
Sysco Corp.	265,212	8,104,879
The Kroger Co. (b)	310,209	6,781,169
Wal-Mart Stores, Inc.	1,072,094	51,642,768
Walgreen Co.	433,126	19,421,370
Whole Foods Market, Inc.	60,065	3,882,602

		119,859,426

Food Products—1.2%
Archer-Daniels-Midland Co.	280,609	11,583,540
Campbell Soup Co.	79,459	2,948,723
ConAgra Foods, Inc.	222,691	4,923,698
Dean Foods Co. (b)	58,319	2,168,884
General Mills, Inc.	152,617	7,884,194
H.J. Heinz Co.	143,646	5,921,088
Hershey Co. (a)	76,152	4,193,691
Kellogg Co.	104,561	5,063,889
McCormick & Co., Inc.	56,805	1,905,808
Sara Lee Corp.	325,930	5,221,399
Tyson Foods, Inc. (Class A)	108,020	1,605,177
Wm. Wrigley Jr., Co.	95,189	4,317,773

		57,737,864

Security Description	Shares	Value*

Gas Utilities—0.1%
KeySpan Corp.	75,019	$3,030,768
Nicor, Inc. (a)	19,029	789,704
Peoples Energy Corp. (a)	16,469	591,402

		4,411,874

Health Care Equipment & Supplies—1.7%
Applera Corp.—Applied Biosystems Group	79,346	2,566,843
Bausch & Lomb, Inc. (a)	23,055	1,130,617
Baxter International, Inc.	280,766	10,320,958
Becton, Dickinson & Co.	106,045	6,482,531
Biomet, Inc.	105,510	3,301,408
Boston Scientific Corp. (b)	520,984	8,773,371
C.R. Bard, Inc.	44,402	3,252,891
Fisher Scientific International, Inc. (b)	53,232	3,888,598
IMS Health, Inc.	85,629	2,299,139
Medtronic, Inc. (a)	517,542	24,283,071
Millipore Corp. (b)	22,798	1,436,046
St. Jude Medical, Inc. (b)	154,771	5,017,676
Stryker Corp.	125,383	5,279,878
Waters Corp. (b)	44,381	1,970,516
Zimmer Holdings, Inc. (b)	106,396	6,034,781

		86,038,324

Health Care Providers & Services—2.7%
Aetna, Inc.	243,118	9,707,702
AmerisourceBergen Corp.	90,001	3,772,842
Cardinal Health, Inc.	179,092	11,520,988
Caremark Rx, Inc. (b)	189,703	9,460,489
CIGNA Corp.	51,350	5,058,489
Coventry Health Care, Inc. (b)	68,820	3,780,971
Express Scripts, Inc. (b)	63,043	4,522,705
HCA, Inc.	174,968	7,549,869
Health Management Associates, Inc. (Class A)	103,236	2,034,782
Humana, Inc. (b)	70,598	3,791,113
Laboratory Corp. of America Holdings (b)	53,469	3,327,376
Manor Care, Inc. (a)	33,878	1,589,556
McKesson Corp.	130,400	6,165,312
Medco Health Solutions, Inc. (b)	129,346	7,408,939
Patterson Cos., Inc. (b)	59,447	2,076,484
Quest Diagnostics, Inc. (a)	69,676	4,174,986
Tenet Healthcare Corp. (b)	201,806	1,408,606
UnitedHealth Group, Inc.	577,564	25,863,316
WellPoint, Inc. (b)	273,316	19,889,205

		133,103,730

Hotels, Restaurants & Leisure—1.5%
Carnival Corp.	186,236	7,773,491
Darden Restaurants, Inc.	55,289	2,178,387
Harrah’s Entertainment, Inc.	79,217	5,638,666
Hilton Hotels Corp.	141,827	4,010,868
International Game Technology	145,393	5,516,210
Marriott International, Inc. (Class A)	140,205	5,344,615
McDonald’s Corp.	534,291	17,952,178
Starbucks Corp. (b)	329,084	12,426,212
Starwood Hotels & Resorts Worldwide, Inc.	93,147	5,620,490
Wendy’s International, Inc.	50,004	2,914,733
Yum! Brands, Inc.	116,607	5,861,834

		75,237,684

*See accompanying notes to financial statements.

MSF-166

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.6%
Centex Corp.	52,040	$2,617,612
D.R. Horton, Inc.	116,638	2,778,317
Fortune Brands, Inc.	62,874	4,464,683
Harman International Industries, Inc.	28,688	2,449,095
KB Home	32,317	1,481,734
Leggett & Platt, Inc.	78,169	1,952,662
Lennar Corp. (Class A)	59,785	2,652,660
Newell Rubbermaid, Inc.	118,686	3,065,659
Pulte Homes, Inc.	91,320	2,629,103
Snap-On, Inc.	24,915	1,007,064
The Black & Decker Corp.	32,586	2,752,214
The Stanley Works	30,312	1,431,333
Whirlpool Corp. (a)	33,437	2,763,568

		32,045,704

Household Products—2.2%
Colgate-Palmolive Co.	220,679	13,218,672
Kimberly-Clark Corp.	197,132	12,163,044
The Clorox Co.	64,688	3,944,027
The Procter & Gamble Co.	1,407,026	78,230,646

		107,556,389

Independent Power Producers & Energy Traders—0.3%
The AES Corp. (b)	282,274	5,207,955
TXU Corp.	198,274	11,854,802

		17,062,757

Industrial Conglomerates—4.1%
3M Co.	323,271	26,110,599
General Electric Co.	4,458,616	146,955,983
Textron, Inc.	55,783	5,142,077
Tyco International, Ltd.	873,252	24,014,430

		202,223,089

Insurance—4.6%
ACE, Ltd.	139,433	7,053,915
AFLAC, Inc.	213,801	9,909,676
Ambac Financial Group, Inc.	45,331	3,676,344
American International Group, Inc.	1,113,741	65,766,406
Aon Corp.	136,633	4,757,561
Cincinnati Financial Corp.	74,297	3,492,702
Genworth Financial, Inc. (Class A)	156,424	5,449,812
Lincoln National Corp.	123,116	6,948,667
Loews Corp.	174,092	6,171,561
Marsh & McLennan Cos., Inc.	235,581	6,334,773
MBIA, Inc. (a)	57,769	3,382,375
MetLife, Inc.	325,288	16,657,998
MGIC Investment Corp. (a)	37,490	2,436,850
Prudential Financial, Inc.	210,960	16,391,592
Safeco Corp.	51,109	2,879,992
The Allstate Corp.	272,433	14,910,258
The Chubb Corp.	177,905	8,877,460
The Hartford Financial Services Group, Inc.	129,960	10,994,616
The Progressive Corp.	335,518	8,626,168
The St. Paul Travelers Cos., Inc.	298,539	13,308,869

Security Description	Shares	Value*

Insurance—(Continued)

Torchmark Corp.	43,031	$2,612,842
UnumProvident Corp. (a)	128,384	2,327,602
XL Capital, Ltd. (Class A)	77,306	4,738,858

		227,706,897

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a) (b)	132,587	5,128,465

Internet Software & Services—1.4%
eBay, Inc. (b)	495,792	14,521,748
Google, Inc. (Class A) (b)	88,371	37,056,611
VeriSign, Inc. (a) (b)	105,110	2,435,399
Yahoo!, Inc. (b)	537,618	17,741,394

		71,755,152

IT Services—1.0%
Affiliated Computer Services, Inc. (Class A) (b)	50,841	2,623,904
Automatic Data Processing, Inc.	247,138	11,207,708
Computer Sciences Corp. (b)	80,531	3,900,922
Electronic Data Systems Corp.	222,295	5,348,418
First Data Corp.	328,257	14,784,695
Fiserv, Inc. (b)	75,334	3,417,150
Paychex, Inc.	143,298	5,585,756
Sabre Holdings Corp. (Class A)	56,919	1,252,218
Unisys Corp. (b)	147,076	923,637

		49,044,408

Leisure Equipment & Products—0.2%
Brunswick Corp. (a)	40,558	1,348,554
Eastman Kodak Co. (a)	123,162	2,928,792
Hasbro, Inc.	73,815	1,336,790
Mattel, Inc.	166,996	2,757,104

		8,371,240

Machinery—1.6%
Caterpillar, Inc.	287,124	21,384,996
Cummins, Inc.	19,912	2,434,242
Danaher Corp.	101,161	6,506,676
Deere & Co.	100,579	8,397,341
Dover Corp.	87,424	4,321,368
Eaton Corp.	64,403	4,855,986
Illinois Tool Works, Inc.	177,582	8,435,145
Ingersoll-Rand Co., Ltd. (Class A)	141,076	6,035,231
ITT Industries, Inc.	79,309	3,925,796
Navistar International Corp. (b)	26,453	651,008
PACCAR, Inc.	71,486	5,889,017
Pall Corp.	53,525	1,498,700
Parker-Hannifin Corp.	51,590	4,003,384

		78,338,890

Media—3.4%
CBS Corp. (Class B)	331,227	8,959,690
Clear Channel Communications, Inc.	215,788	6,678,639
Comcast Corp. (Class A) (a) (b)	905,949	29,660,770
Dow Jones & Co., Inc. (a)	25,339	887,118

*See accompanying notes to financial statements.

MSF-167

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—(Continued)
Gannett Co., Inc. (a)	101,971	$5,703,238

Meredith Corp.	18,128	898,061
New York Times Co. (Class A) (a)	62,107	1,524,106
News Corp. (Class A)	1,014,289	19,454,063
Omnicom Group, Inc.	73,151	6,517,023
The E.W. Scripps Co. (Class A)	36,467	1,573,186
The Interpublic Group of Cos., Inc. (a) (b)	187,049	1,561,859
The McGraw-Hill Cos., Inc.	153,417	7,706,136
The Walt Disney Co.	941,097	28,232,910
Time Warner, Inc.	1,836,081	31,764,201
Tribune Co. (a)	93,896	3,045,047
Univision Communications, Inc. (Class A) (b)	95,636	3,203,806
Viacom, Inc. (Class B) (b)	309,167	11,080,545

		168,450,398

Metals & Mining—1.0%
Alcoa, Inc.	373,081	12,072,901
Allegheny Technologies, Inc.	37,404	2,589,853
CONSOL Energy, Inc. (b)	78,549	3,669,809
Freeport-McMoRan Copper & Gold, Inc. (Class B)	80,810	4,477,682
Newmont Mining Corp.	192,479	10,187,913
Nucor Corp.	133,606	7,248,126
Phelps Dodge Corp.	87,391	7,180,045
United States Steel Corp.	53,553	3,755,136

		51,181,465

Multi-Utilities—0.7%
DTE Energy Co.	76,224	3,105,366
Duke Energy Holding Corp.	529,534	15,552,414
Dynegy, Inc. (Class A) (b)	158,258	865,671
NiSource, Inc.	116,913	2,553,380
PG&E Corp. (a)	148,858	5,847,142
Sempra Energy	111,090	5,052,373

		32,976,346

Multiline Retail—1.1%
Big Lots, Inc. (b)	48,883	834,922
Dillard’s, Inc. (Class A) (a)	26,504	844,152
Dollar General Corp.	133,674	1,868,763
Family Dollar Stores, Inc.	66,600	1,627,038
Federated Department Stores, Inc.	237,208	8,681,813
J.C. Penney Co., Inc.	100,694	6,797,852
Kohl’s Corp. (b)	145,975	8,630,042
Nordstrom, Inc.	92,338	3,370,337
Sears Holdings Corp. (b)	41,587	6,439,331
Target Corp.	370,210	18,092,163

		57,186,413

Mutual Funds—0.3%
SPDR Trust Series 1 (a)	117,200	14,917,216

Office Electronics—0.1%
Xerox Corp. (a) (b)	393,740	5,476,923

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—8.0%
Anadarko Petroleum Corp.	196,605	$9,376,092
Apache Corp.	141,643	9,667,135
Chesapeake Energy Corp. (a)	176,742	5,346,446
Chevron Corp.	950,405	58,982,134
ConocoPhillips	707,762	46,379,644
Devon Energy Corp.	188,657	11,396,769
El Paso Corp. (a)	298,311	4,474,665
EOG Resources, Inc.	104,014	7,212,331
Exxon Mobil Corp.	2,594,253	159,157,406
Hess Corp.	103,394	5,464,373
Kerr-McGee Corp.	97,336	6,750,252
Kinder Morgan, Inc.	44,692	4,464,284
Marathon Oil Corp.	155,405	12,945,237
Murphy Oil Corp. (a)	71,222	3,978,461
Occidental Petroleum Corp.	183,633	18,831,564
Sunoco, Inc.	56,864	3,940,107
Valero Energy Corp.	263,894	17,554,229
Williams Cos., Inc.	255,190	5,961,238
XTO Energy, Inc.	156,132	6,911,964

		398,794,331

Paper & Forest Products—0.3%
International Paper Co.	211,364	6,827,057
Louisiana-Pacific Corp.	45,534	997,195
MeadWestvaco Corp.	77,672	2,169,379
Weyerhaeuser Co.	105,577	6,572,168

		16,565,799

Personal Products—0.2%
Alberto-Culver Co. (Class B)	32,613	1,588,905
Avon Products, Inc.	193,071	5,985,201
The Estee Lauder Cos., Inc. (Class A)	50,950	1,970,237

		9,544,343

Pharmaceuticals—6.5%
Abbott Laboratories	654,410	28,538,820
Allergan, Inc.	65,457	7,020,918
Barr Pharmaceuticals, Inc. (b)	45,523	2,170,992
Bristol-Myers Squibb Co.	843,114	21,802,928
Eli Lilly & Co.	484,577	26,782,571
Forest Laboratories, Inc. (b)	139,735	5,406,347
Hospira, Inc. (b)	66,980	2,876,121
Johnson & Johnson	1,269,626	76,075,990
King Pharmaceuticals, Inc. (b)	103,853	1,765,501
Merck & Co., Inc.	935,813	34,091,668
Mylan Laboratories, Inc.	90,142	1,802,840
Pfizer, Inc.	3,141,831	73,738,774
Schering-Plough Corp.	635,043	12,084,868
Watson Pharmaceuticals, Inc. (b)	43,739	1,018,244
Wyeth Pharmaceuticals	577,115	25,629,677

		320,806,259

Real Estate—1.0%
Apartment Investment & Management Co. (REIT) (Class A)	41,674	1,810,735

*See accompanying notes to financial statements.

MSF-168

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate—(Continued)
Archstone-Smith Trust (REIT)	91,646	$4,662,032
Boston Properties, Inc. (REIT)	39,157	3,539,793
Equity Office Properties Trust (REIT)	156,989	5,731,668
Equity Residential (REIT)	124,879	5,585,838
Kimco Realty Corp. (REIT)	90,727	3,310,628
Plum Creek Timber Co., Inc. (REIT)	79,041	2,805,956
ProLogis (REIT)	105,041	5,474,737
Public Storage, Inc. (REIT)	35,485	2,693,312
Simon Property Group, Inc. (REIT)	78,602	6,519,250
Vornado Realty Trust (REIT)	50,993	4,974,367

		47,108,316

Road & Rail—0.8%
Burlington Northern Santa Fe Corp.	156,359	12,391,451
CSX Corp.	95,012	6,692,645
Norfolk Southern Corp.	177,811	9,463,101
Union Pacific Corp.	115,323	10,720,426

		39,267,623

Semiconductors & Semiconductor Equipment—2.7%
Advanced Micro Devices, Inc. (b)	207,574	5,068,957
Altera Corp. (b)	154,059	2,703,735
Analog Devices, Inc.	154,857	4,977,104
Applied Materials, Inc.	670,520	10,916,066
Broadcom Corp. (b)	196,403	5,901,910
Freescale Semiconductor, Inc. (Class B) (b)	173,982	5,115,071
Intel Corp.	2,494,208	47,265,242
KLA-Tencor Corp.	85,364	3,548,581
Linear Technology Corp.	130,191	4,360,097
LSI Logic Corp. (a) (b)	170,105	1,522,440
Maxim Integrated Products, Inc.	137,505	4,415,286
Micron Technology, Inc. (b)	310,918	4,682,425
National Semiconductor Corp.	144,760	3,452,526
Novellus Systems, Inc. (b)	54,559	1,347,607
NVIDIA Corp. (b)	151,150	3,217,984
PMC-Sierra, Inc. (a) (b)	88,532	832,201
QLogic Corp. (b)	69,132	1,191,836
Teradyne, Inc. (a) (b)	84,992	1,183,939
Texas Instruments, Inc.	668,054	20,235,356
Xilinx, Inc.	147,284	3,335,983

		135,274,346

Software—3.1%
Adobe Systems, Inc. (b)	256,718	7,793,958
Autodesk, Inc.	99,348	3,423,532
BMC Software, Inc. (b)	91,254	2,180,971
CA, Inc. (a)	195,637	4,020,340
Citrix Systems, Inc. (b)	78,102	3,135,014
Compuware Corp. (b)	161,806	1,084,100
Electronic Arts, Inc. (b)	131,274	5,650,033
Intuit, Inc. (b)	73,256	4,423,930
Microsoft Corp.	3,761,694	87,647,470
Novell, Inc. (b)	145,360	963,737
Oracle Corp. (b)	1,669,796	24,195,344
Parametric Technology Corp.	47,765	607,093

Security Description	Shares	Value*

Software—(Continued)
Symantec Corp. (b)	443,833	$6,897,165

		152,022,687

Specialty Retail—2.0%
AutoNation, Inc. (b)	63,593	1,363,434
AutoZone, Inc. (b)	22,936	2,022,955
Bed Bath & Beyond, Inc. (b)	121,015	4,014,068
Best Buy Co., Inc.	172,622	9,466,590
Circuit City Stores, Inc.	64,562	1,757,378
Limited Brands, Inc.	147,093	3,764,110
Lowe’s Cos., Inc.	332,650	20,181,876
Office Depot, Inc. (b)	123,364	4,687,832
OfficeMax, Inc.	30,499	1,242,834
RadioShack Corp. (a)	58,022	812,308
Staples, Inc.	312,201	7,592,716
The Gap, Inc.	235,836	4,103,546
The Home Depot, Inc.	886,273	31,719,711
The Sherwin-Williams Co.	47,769	2,268,072
Tiffany & Co.	60,303	1,991,205
TJX Cos., Inc.	195,963	4,479,714

		101,468,349

Textiles, Apparel & Luxury Goods—0.3%
Coach, Inc. (b)	165,060	4,935,294
Jones Apparel Group, Inc.	48,264	1,534,313
Liz Claiborne, Inc.	44,812	1,660,733
NIKE, Inc. (Class B)	80,950	6,556,950
VF Corp.	37,653	2,557,392

		17,244,682

Thrifts & Mortgage Finance—1.5%
Countrywide Financial Corp.	260,532	9,921,059
Federal Home Loan Mortgage Corp.	296,286	16,891,265
Federal National Mortgage Association	415,017	19,962,318
North Fork Bancorp, Inc.	199,460	6,017,708
Sovereign Bancorp, Inc.	161,361	3,277,241
Washington Mutual, Inc.	411,950	18,776,681

		74,846,272

Tobacco—1.5%
Altria Group, Inc.	895,345	65,745,183
Reynolds American, Inc. (a)	36,749	4,237,160
UST, Inc. (a)	69,203	3,127,284

		73,109,627

Trading Companies & Distributors—0.1%
Genuine Parts Co.	74,041	3,084,548
W.W. Grainger, Inc.	32,718	2,461,375

		5,545,923

Wireless Telecommunication Services—0.5%
Sprint Nextel Corp.	1,277,343	25,534,087

Total Common Stock (Identified Cost $4,099,769,986)		4,944,538,797

*See accompanying notes to financial statements.

MSF-169

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments—0.1%

Security Description	Face Amount	Value*

Discount Notes—0.1%
Federal Home Loan Bank 5.280%, 09/27/06	$2,625,000	$2,591,120

Total Short Term Investments (Identified Cost $2,591,120)		2,591,120

Total Investments—99.8% (Identified Cost $4,102,361,106) (c)		4,947,129,917
Other assets less liabilities		11,128,820

Total Net Assets—100%		$4,958,258,737

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $149,255,378 and the collateral received consisted of cash in the amount of $151,778,155.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $4,102,361,106 and the composition of unrealized appreciation and depreciation of investment securities was $1,321,457,717 and $(476,688,906), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/06	Net Unrealized Appreciation
S&P 500 Index Futures	09/14/06	36	$11,248,905	$11,514,600	$265,695

*See accompanying notes to financial statements.

MSF-170

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$4,947,129,917
Collateral for securities loaned		151,778,155
Receivable for:
Securities sold		11,071,831
Fund shares sold		7,718,725
Accrued interest and dividends		5,651,008

Total Assets		5,123,349,636
Liabilities
Payable for:
Fund shares redeemed	$5,893,147
Securities purchased	3,306,489
Futures variation margin	28,800
Return of collateral for securities loaned	151,778,155
Due to custodian bank	1,829,108
Accrued expenses:
Management fees	980,535
Service and distribution fees	203,459
Other expenses	1,071,206

Total Liabilities		165,090,899

Net Assets		$4,958,258,737

Net assets consists of:
Capital paid in		$4,067,196,071
Undistributed net investment income		15,038,543
Accumulated net realized gains		30,989,617
Unrealized appreciation on investments and futures contracts		845,034,506

Net Assets		$4,958,258,737

Computation of offering price:
Class A
Net asset value and redemption price per share ($3,832,961,822 divided by 118,978,538 shares outstanding)		$32.22

Class B
Net asset value and redemption price per share ($848,595,537 divided by 26,965,892 shares outstanding)		$31.47

Class E
Net asset value and redemption price per share ($276,701,378 divided by 8,624,049 shares outstanding)		$32.08

Identified cost of investments		$4,102,361,106

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$47,759,295
Interest		276,789	(a)

		48,036,084
Expenses
Management fees	$6,282,940
Service and distribution fees—Class B	1,016,338
Service and distribution fees—Class E	212,511
Directors’ fees and expenses	10,574
Custodian	301,455
Audit and tax services	13,759
Legal	74,362
Printing	874,962
Insurance	44,789
Miscellaneous	76,742

Total expenses	8,908,432
Management fee waivers	(175,922)	8,732,510

Net Investment Income		39,303,574

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	104,924,658
Futures contracts—net	470,087	105,394,745

Unrealized appreciation (depreciation) on:
Investments—net	(16,058,841)
Futures contracts—net	618,355	(15,440,486)

Net gain		89,954,259

Net Increase in Net Assets From Operations		$129,257,833

(a)	Includes income on securities loaned of $86,019.

See accompanying notes to financial statements.

MSF-171

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$39,303,574	$75,976,568
Net realized gain	105,394,745	113,344,030
Unrealized appreciation (depreciation)	(15,440,486)	33,268,388

Increase in net assets from operations	129,257,833	222,588,986

From Distributions to Shareholders
Net investment income
Class A	(80,522,773)	(64,940,610)
Class B	(14,529,078)	(8,290,412)
Class E	(5,220,974)	(4,221,091)

	(100,272,825)	(77,452,113)

Net realized gain
Class A	(137,410,085)	0
Class B	(29,305,249)	0
Class E	(9,828,692)	0

	(176,544,026)	0

Total distributions	(276,816,851)	(77,452,113)

Increase (decrease) in net assets from capital share transactions	110,340,173	(91,725,843)

Total increase (decrease) in net assets	(37,218,845)	53,411,030

Net Assets
Beginning of the period	4,995,477,582	4,942,066,552

End of the period	$4,958,258,737	$4,995,477,582

Undistributed Net Investment Income
End of the period	$15,038,543	$76,007,794

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	7,909,103	$266,869,385	13,995,651	$448,361,856
Shares issued through acquisition	94,991	3,147,991	0	0
Reinvestments	6,624,099	217,932,858	2,143,962	64,940,610
Redemptions	(14,392,022)	(482,698,600)	(25,686,049)	(822,977,332)

Net increase (decrease)	236,171	$5,251,634	(9,546,436)	$(309,674,866)

Class B
Sales	6,230,846	$202,624,902	11,564,331	$360,936,529
Reinvestments	1,363,008	43,834,327	279,892	8,290,412
Redemptions	(4,244,155)	(138,230,427)	(4,374,267)	(137,242,753)

Net increase	3,349,699	$108,228,802	7,469,956	$231,984,188

Class E
Sales	471,707	$15,747,134	1,020,487	$32,427,764
Reinvestments	459,111	15,049,666	139,910	4,221,091
Redemptions	(1,011,367)	(33,937,063)	(1,589,809)	(50,684,020)

Net decrease	(80,549)	$(3,140,263)	(429,412)	$(14,035,165)

Increase (decrease) derived from capital share transactions	3,505,321	$110,340,173	(2,505,892)	$(91,725,843)

See accompanying notes to financial statements.

MSF-172

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$33.20		$32.27	$29.45	$23.41	$30.60	$35.26

Income From Investment Operations
Net investment income	0.28		0.55	0.54	0.38	0.35	0.33
Net realized and unrealized gain (loss) on investments	0.63		0.90	2.54	6.11	(7.09)	(4.59)

Total from investment operations	0.91		1.45	3.08	6.49	(6.74)	(4.26)

Less Distributions
Distributions from net investment income	(0.70)		(0.52)	(0.26)	(0.45)	(0.23)	(0.09)
Distributions from net realized capital gains	(1.19)		0.00	0.00	0.00	(0.22)	(0.31)

Total distributions	(1.89)		(0.52)	(0.26)	(0.45)	(0.45)	(0.40)

Net Asset Value, End of Period	$32.22		$33.20	$32.27	$29.45	$23.41	$30.60

Total Return (%)	2.6	(b)	4.6	10.5	28.2	(22.3)	(12.2)
Ratio of operating expenses to average net assets (%)	0.30	(c)	0.29	0.30	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.61	(c)	1.59	1.73	1.48	1.30	1.02
Portfolio turnover rate (%)	11	(c)	8	3	1	7	5
Net assets, end of period (000)	$3,832,962		$3,942,484	$4,139,893	$3,931,839	$2,725,874	$3,665,168

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$32.41		$31.52	$28.80	$22.92	$30.03	$33.71

Income From Investment Operations
Net investment income	0.24		0.39	0.41	0.34	0.23	0.17
Net realized and unrealized gain (loss) on investments	0.60		0.95	2.53	5.95	(6.90)	(3.45)

Total from investment operations	0.84		1.34	2.94	6.29	(6.67)	(3.28)

Less Distributions
Distributions from net investment income	(0.59)		(0.45)	(0.22)	(0.41)	(0.22)	(0.09)
Distributions from net realized capital gains	(1.19)		0.00	0.00	0.00	(0.22)	(0.31)

Total distributions	(1.78)		(0.45)	(0.22)	(0.41)	(0.44)	(0.40)

Net Asset Value, End of Period	$31.47		$32.41	$31.52	$28.80	$22.92	$30.03

Total Return (%)	2.5	(b)	4.4	10.3	27.9	(22.5)	(9.8	)(b)
Ratio of operating expenses to average net assets (%)	0.55	(c)	0.54	0.55	0.56	0.56	0.56	(c)
Ratio of net investment income to average net assets (%)	1.37	(c)	1.36	1.59	1.24	1.17	0.83	(c)
Portfolio turnover rate (%)	11	(c)	8	3	1	7	5
Net assets, end of period (000)	$848,596		$765,425	$508,908	$251,793	$88,517	$17,421

(a)	Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-173

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$33.04		$32.11	$29.33	$23.34	$30.54	$33.45

Income From Investment Operations
Net investment income	0.27		0.47	0.47	0.40	0.31	0.00
Net realized and unrealized gain (loss) on investments	0.59		0.93	2.56	6.02	(7.06)	(2.91)

Total from investment operations	0.86		1.40	3.03	6.42	(6.75)	(2.91)

Less Distributions
Distributions from net investment income	(0.63)		(0.47)	(0.25)	(0.43)	(0.23)	0.00
Distributions from net realized capital gains	(1.19)		0.00	0.00	0.00	(0.22)	0.00

Total distributions	(1.82)		(0.47)	(0.25)	(0.43)	(0.45)	0.00

Net Asset Value, End of Period	$32.08		$33.04	$32.11	$29.33	$23.34	$30.54

Total Return (%)	2.5	(b)	4.5	10.4	28.0	(22.4)	(8.7	)(b)
Ratio of operating expenses to average net assets (%)	0.45	(c)	0.44	0.45	0.46	0.46	0.46	(c)
Ratio of net investment income to average net assets (%)	1.46	(c)	1.44	1.67	1.34	1.36	0.93	(c)
Portfolio turnover rate (%)	11	(c)	8	3	1	7	5
Net assets, end of period (000)	$276,701		$287,568	$293,266	$142,284	$25,624	$33

(a)	Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-174

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—98.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.5%
General Dynamics Corp.	42,600	$2,788,596

Airlines—0.7%
Southwest Airlines Co.	248,300	4,064,671

Beverages—1.0%
PepsiCo, Inc.	90,300	5,421,612

Biotechnology—3.1%
Amgen, Inc. (a)	131,600	8,584,268
Genentech, Inc. (a)	64,800	5,300,640
Gilead Sciences, Inc. (a)	68,400	4,046,544

		17,931,452

Capital Markets—8.5%
E*TRADE Financial Corp. (a)	154,600	3,527,972
Franklin Resources, Inc.	34,700	3,012,307
Legg Mason, Inc.	49,300	4,906,336
Merrill Lynch & Co., Inc.	69,100	4,806,596
Northern Trust Corp.	78,200	4,324,460
State Street Corp.	98,900	5,745,101
TD Ameritrade Holding Corp.	122,900	1,820,149
The Charles Schwab Corp.	259,300	4,143,614
The Goldman Sachs Group, Inc.	28,000	4,212,040
UBS AG (CHF)	111,700	12,193,738

		48,692,313

Chemicals—0.7%
Monsanto Co.	44,000	3,704,360

Commercial Banks—2.2%
Anglo Irish Bank Corp., Plc. (EUR)	70,400	1,095,920
Anglo Irish Bank Corp., Plc. (London Listed Shares) (EUR)	214,300	3,321,422
Erste Bank der oesterreichischen Sparkassen AG (EUR)	76,500	4,295,362
UniCredito Italiano S.p.A. (EUR)	515,500	4,023,853

		12,736,557

Communications Equipment—4.2%
Cisco Systems, Inc. (a)	222,700	4,349,331
Corning, Inc. (a)	206,900	5,004,911
Juniper Networks, Inc. (a)	179,700	2,873,403
Nokia Oyj (EUR)	251,400	5,081,976
Qualcomm, Inc.	32,000	1,282,240
Telefonaktiebolaget LM Ericsson (Class B) (SEK)	1,644,500	5,421,005

		24,012,866

Computers & Peripherals—1.8%
Apple Computer, Inc. (a)	44,500	2,541,840
Dell, Inc. (a)	138,200	3,373,462
EMC Corp. (a)	393,400	4,315,598

		10,230,900

Security Description	Shares	Value*

Consumer Finance—3.2%
American Express Co.	176,900	$9,414,618
SLM Corp.	171,900	9,096,948

		18,511,566

Diversified Financial Services—1.8%
Citigroup, Inc.	212,215	10,237,252

Diversified Telecommunication Services—0.7%
Telus Corp. (CAD)	27,500	1,135,269
Telus Corp.	71,800	2,899,284

		4,034,553

Energy Equipment & Services—3.2%
Baker Hughes, Inc.	84,300	6,899,955
Schlumberger, Ltd.	172,900	11,257,519

		18,157,474

Food & Staples Retailing—3.6%
Sysco Corp.	72,000	2,200,320
Wal-Mart de Mexico S.A. de CV (ADR)	48,100	1,350,831
Wal-Mart Stores, Inc.	244,900	11,796,833
Walgreen Co.	109,300	4,901,012

		20,248,996

Health Care Equipment & Supplies—2.9%
Alcon, Inc.	10,100	995,355
Medtronic, Inc.	137,200	6,437,424
St. Jude Medical, Inc. (a)	81,100	2,629,262
Stryker Corp.	67,600	2,846,636
Zimmer Holdings, Inc. (a)	67,800	3,845,616

		16,754,293

Health Care Providers & Services—7.4%
Caremark Rx, Inc. (a)	216,200	10,781,894
Humana, Inc. (a)	103,100	5,536,470
Medco Health Solutions, Inc. (a)	64,800	3,711,744
Quest Diagnostics, Inc.	74,100	4,440,072
UnitedHealth Group, Inc.	280,000	12,538,400
WellPoint, Inc. (a)	70,200	5,108,454

		42,117,034

Hotels, Restaurants & Leisure—2.3%
Carnival Corp.	119,700	4,996,278
International Game Technology	63,500	2,409,190
MGM MIRAGE (a)	48,800	1,991,040
Wynn Resorts, Ltd. (a)	51,800	3,796,940

		13,193,448

Household Durables—1.9%
Garmin, Ltd.	28,700	3,026,128
Harman International Industries, Inc.	43,100	3,679,447
Lennar Corp. (Class A)	92,800	4,117,536

		10,823,111

*See accompanying notes to financial statements.

MSF-175

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Products—1.5%
Reckitt Benckiser, Plc. (GBP)	83,700	$3,120,511
The Procter & Gamble Co.	98,005	5,449,078

		8,569,589

Industrial Conglomerates—3.8%
General Electric Co.	658,500	21,704,156

Insurance—3.3%
American International Group, Inc.	170,200	10,050,310
Marsh & McLennan Cos., Inc.	61,300	1,648,357
Prudential Financial, Inc.	46,800	3,636,360
The Hartford Financial Services Group, Inc.	40,800	3,451,680

		18,786,707

Internet & Catalog Retail—1.1%
Amazon.com, Inc. (a)	71,500	2,765,620
Liberty Media Holding Corp.—Interactive (Class A) (a)	191,453	3,304,479

		6,070,099

Internet Software & Services—2.8%
eBay, Inc. (a)	86,900	2,545,301
Google, Inc. (Class A) (a)	14,500	6,080,285
Yahoo!, Inc. (a)	227,700	7,514,100

		16,139,686

IT Services—3.8%
Accenture, Ltd. (Class A)	312,800	8,858,496
Affiliated Computer Services, Inc. (Class A) (a)	43,800	2,260,518
Automatic Data Processing, Inc.	161,700	7,333,095
First Data Corp.	76,000	3,423,040

		21,875,149

Machinery—2.3%
Danaher Corp.	157,400	10,123,968
Deere & Co.	37,200	3,105,828

		13,229,796

Media—3.5%
EchoStar Communications Corp. (Class A) (a)	36,700	1,130,727
Grupo Televisa S.A. (ADR)	159,100	3,072,221
Liberty Media Holding Corp.—Capital (Series A) (a)	42,990	3,601,272
Rogers Communications, Inc. (Class B)	97,900	3,955,160
Time Warner, Inc.	59,200	1,024,160
Univision Communications, Inc. (Class A) (a)	67,000	2,244,500
Viacom, Inc. (Class B) (a)	131,400	4,709,376

		19,737,416

Metals & Mining—1.1%
BHP Billiton, Ltd. (AUD)	304,300	6,546,197

Multiline Retail—2.5%
Kohl’s Corp. (a)	158,500	9,370,520
Target Corp.	95,100	4,647,537

		14,018,057

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—3.1%
Exxon Mobil Corp.	101,516	$6,228,007
Murphy Oil Corp.	70,100	3,915,786
Total S.A. (EUR)	112,400	7,365,222

		17,509,015

Pharmaceuticals—3.9%
Johnson & Johnson	42,000	2,516,640
Novartis AG (CHF)	117,400	6,337,967
Pfizer, Inc.	90,563	2,125,514
Roche Holding AG (CHF)	30,000	4,945,252
Sepracor, Inc. (a)	57,500	3,285,550
Wyeth Pharmaceuticals	64,800	2,877,768

		22,088,691

Semiconductors & Semiconductor Equipment—5.4%
Analog Devices, Inc.	130,900	4,207,126
Applied Materials, Inc.	195,500	3,182,740
Intel Corp.	165,100	3,128,645
Marvell Technology Group, Ltd. (a)	123,100	5,457,023
Maxim Integrated Products, Inc.	189,500	6,084,845
Samsung Electronics Co., Ltd. (KRW)	4,106	2,620,360
Texas Instruments, Inc.	77,000	2,332,330
Xilinx, Inc.	173,900	3,938,835

		30,951,904

Software—4.8%
Adobe Systems, Inc. (a)	94,400	2,865,984
Amdocs, Ltd. (a)	123,000	4,501,800
Intuit, Inc. (a)	65,100	3,931,389
Microsoft Corp.	514,000	11,976,200
Oracle Corp. (a)	286,700	4,154,283

		27,429,656

Specialty Retail—2.2%
Best Buy Co., Inc.	34,300	1,881,012
PETsMART, Inc.	166,800	4,270,080
The Home Depot, Inc.	180,950	6,476,201

		12,627,293

Textiles, Apparel & Luxury Goods—0.9%
NIKE, Inc. (Class B)	62,200	5,038,200

Thrifts & Mortgage Finance—0.7%
Countrywide Financial Corp.	109,400	4,165,952

Wireless Telecommunication Services—2.2%
América Movil S.A. de C.V. (ADR)	181,800	6,046,668
Crown Castle International Corp. (a)	187,500	6,476,250

		12,522,918

Total Common Stock (Identified Cost $538,871,949)		562,671,535

*See accompanying notes to financial statements.

MSF-176

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments—1.6%

Security Description	Shares	Value*

Mutual Funds—1.6%
T. Rowe Price Reserve Investment Fund	8,888,318	$8,888,318

Total Short Term Investments (Identified Cost $8,888,318)		8,888,318

Total Investments—100.2% (Identified Cost $547,760,267) (b)		571,559,853
Liabilities in excess of other assets		(866,577)

Total Net Assets—100%		$570,693,276

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $547,760,267 and the composition of unrealized appreciation and depreciation of investment securities was $43,014,875 and $(19,215,289), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(KRW)—	South Korean Won
(SEK)—	Swedish Krona

*See accompanying notes to financial statements.

MSF-177

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$571,559,853
Foreign cash at value		6
Receivable for:
Securities sold		755,626
Fund shares sold		546,701
Accrued interest and dividends		437,854
Foreign taxes		79,188

Total Assets		573,379,228
Liabilities
Payable for:
Fund shares redeemed	$580,981
Securities purchased	1,629,555
Withholding taxes	4,661
Accrued expenses:
Management fees	271,160
Service and distribution fees	62,452
Other expenses	137,143

Total Liabilities		2,685,952

Net Assets		$570,693,276

Net assets consists of:
Capital paid in		$555,306,126
Undistributed net investment income		1,579,228
Accumulated net realized losses		(9,994,815)
Unrealized appreciation on investments and foreign currency		23,802,737

Net Assets		$570,693,276

Computation of offering price:
Class A
Net asset value and redemption price per share ($250,787,523 divided by 18,488,218 shares outstanding)		$13.56

Class B
Net asset value and redemption price per share ($292,189,847 divided by 21,614,976 shares outstanding)		$13.52

Class E
Net asset value and redemption price per share ($27,715,906 divided by 2,048,605 shares outstanding)		$13.53

Identified cost of investments		$547,760,267

Identified cost of foreign cash		$6

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$3,100,334 (a)
Interest		299,873

		3,400,207
Expenses
Management fees	$1,375,523
Service and distribution fees—Class B	217,863
Service and distribution fees—Class E	21,486
Directors’ fees and expenses	10,574
Custodian	119,669
Audit and tax services	13,759
Legal	6,089
Printing	61,058
Insurance	2,939
Miscellaneous	2,792

Total expenses	1,831,752
Expense reductions	(16,930)
Management fee waivers	(31,805)	1,783,017

Net Investment Income		1,617,190

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	16,237,315
Futures contracts—net	(229,727)
Foreign currency transactions—net	(42,482)	15,965,106

Unrealized appreciation (depreciation) on:
Investments—net	(22,401,767)
Foreign currency transactions—net	6,101	(22,395,666)

Net loss		(6,430,560)

Net Decrease in Net Assets From Operations		$(4,813,370)

(a)	Net of foreign taxes of $125,603.

See accompanying notes to financial statements.

MSF-178

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$1,617,190	$1,142,354
Net realized gain	15,965,106	13,366,786
Unrealized appreciation (depreciation)	(22,395,666)	7,863,767

Increase (decrease) in net assets from operations	(4,813,370)	22,372,907

From Distributions to Shareholders
Net investment income
Class A	(937,824)	(1,114,593)
Class B	(122,146)	(257,787)
Class E	(58,204)	(115,166)

Total distributions	(1,118,174)	(1,487,546)

Increase in net assets from capital share transactions	205,962,902	74,567,333

Total increase in net assets	200,031,358	95,452,694

Net Assets
Beginning of the period	370,661,918	275,209,224

End of the period	$570,693,276	$370,661,918

Undistributed Net Investment Income
End of the period	$1,579,228	$1,080,212

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	5,878,262	$81,856,643	5,063,456	$65,065,629
Reinvestments	66,797	937,824	94,217	1,114,593
Redemptions	(4,859,045)	(67,906,344)	(3,331,873)	(42,272,321)

Net increase	1,086,014	$14,888,123	1,825,800	$23,907,901

Class B
Sales	17,188,284	$240,532,768	4,676,569	$58,967,959
Reinvestments	8,725	122,146	21,846	257,787
Redemptions	(3,463,275)	(48,208,786)	(665,744)	(8,461,504)

Net increase	13,733,734	$192,446,128	4,032,671	$50,764,242

Class E
Sales	209,870	$2,872,428	391,640	$4,922,562
Reinvestments	4,157	58,204	9,752	115,166
Redemptions	(312,735)	(4,301,981)	(402,094)	(5,142,538)

Net decrease	(98,708)	$(1,371,349)	(702)	$(104,810)

Increase derived from capital share transactions	14,721,040	$205,962,902	5,857,769	$74,567,333

See accompanying notes to financial statements.

MSF-179

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.53		$12.77	$11.64	$8.91	$11.64	$12.93

Income From Investment Operations
Net investment income	0.05		0.05	0.08	0.03	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.03		0.78	1.07	2.71	(2.72)	(1.31)

Total from investment operations	0.08		0.83	1.15	2.74	(2.70)	(1.28)

Less Distributions
Distributions from net investment income	(0.05)		(0.07)	(0.02)	(0.01)	(0.03)	(0.01)

Total distributions	(0.05)		(0.07)	(0.02)	(0.01)	(0.03)	(0.01)

Net Asset Value, End of Period	$13.56		$13.53	$12.77	$11.64	$8.91	$11.64

Total Return (%)	0.6	(b)	6.6	9.9	30.8	(23.2)	(9.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	(c)	0.71	0.74	0.79	0.77	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.68	(c)	0.70	0.73	0.77	0.76	0.75
Ratio of net investment income to average net assets (%)	0.83	(c)	0.44	0.68	0.28	0.22	0.27
Portfolio turnover rate (%)	72	(c)	35	37	37	49	67
Net assets, end of period (000)	$250,788		$235,513	$198,913	$172,315	$127,939	$173,218

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.47		$12.72	$11.60	$8.88	$8.96

Income From Investment Operations
Net investment income	0.03		0.01	0.05	0.01	0.00
Net realized and unrealized gain (loss) on investments	0.03		0.79	1.08	2.72	(0.08)

Total from investment operations	0.06		0.80	1.13	2.73	(0.08)

Less Distributions
Distributions from net investment income	(0.01)		(0.05)	(0.01)	(0.01)	0.00

Total distributions	(0.01)		(0.05)	(0.01)	(0.01)	0.00

Net Asset Value, End of Period	$13.52		$13.47	$12.72	$11.60	$8.88

Total Return (%)	0.5	(b)	6.3	9.7	30.8	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(c)	0.96	0.99	1.04	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	(c)	0.95	0.98	1.02	1.01	(c)
Ratio of net investment income to average net assets (%)	0.54	(c)	0.20	0.93	0.06	0.00	(c)
Portfolio turnover rate (%)	72	(c)	35	37	37	49
Net assets, end of period (000)	$292,190		$106,181	$48,955	$325	$1

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-180

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$13.49		$12.73	$11.61	$8.90	$11.63	$12.32

Income From Investment Operations
Net investment income	0.05		0.04	0.06	0.01	0.03	0.00
Net realized and unrealized gain (loss) on investments	0.02		0.77	1.08	2.71	(2.73)	(0.69)

Total from investment operations	0.07		0.81	1.14	2.72	(2.70)	(0.69)

Less Distributions
Distributions from net investment income	(0.03)		(0.05)	(0.02)	(0.01)	(0.03)	0.00

Total distributions	(0.03)		(0.05)	(0.02)	(0.01)	(0.03)	0.00

Net Asset Value, End of Period	$13.53		$13.49	$12.73	$11.61	$8.90	$11.63

Total Return (%)	0.5	(b)	6.4	9.8	30.6	(23.3)	(5.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)	0.86	0.89	0.94	0.92	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	(c)	0.85	0.88	0.92	0.91	0.90	(c)
Ratio of net investment income to average net assets (%)	0.68	(c)	0.29	0.56	0.14	0.07	0.75	(c)
Portfolio turnover rate (%)	72	(c)	35	37	37	49	67
Net assets, end of period (000)	$27,716		$28,968	$27,341	$16,646	$3,119	$23

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-181

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Investment Companies—100.0%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	26,468,030	$307,029,152
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio, (Class A)	25,447,888	313,772,460
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	1,617,341	311,144,113

Total Mutual Funds (Identified Cost $762,010,753)		931,945,725

Total Investments 100.0% (Identified Cost $762,010,753) (a)		931,945,725
Liabilities in excess of other assets		(116,056)

Total Net Assets—100%		$931,829,669

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $762,010,753 and the composition of unrealized appreciation of investment securities was $169,934,972.

*See accompanying notes to financial statements.

MSF-182

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value
Receivable for:		$931,945,725
Securities sold
Fund shares sold		906,611
Total Assets		285,705

Liabilities		933,138,041
Payable for:
Fund shares redeemed	$1,192,316
Accrued expenses:
Deferred directors’ fees	96,586
Other expenses	19,470

Total Liabilities		1,308,372

Net Assets		$931,829,669

Net assets consists of:
Capital paid in		$863,125,334
Undistributed net investment income		6,903,646
Accumulated net realized losses		(108,134,283)
Unrealized appreciation on investments		169,934,972

Net Assets		$931,829,669

Computation of offering price:
Net asset value and redemption price per share ($931,829,669 divided by 2,254,858 shares outstanding)		$413.25

Identified cost of investments		$762,010,753

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$6,991,119

Expenses
Custodian	8,192
Audit and tax services	7,818
Legal	14,535
Miscellaneous	1,737

Total expenses		32,282

Net Investment Income		6,958,837

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		30,981,380
Unrealized depreciation on:
Investments—net		(39,316,079)

Net loss		(8,334,699)

Net Decrease in Net Assets From Operations		$(1,375,862)

See accompanying notes to financial statements.

MSF-183

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$6,958,837	$5,149,625
Net realized gain	30,981,380	22,293,595
Unrealized appreciation (depreciation)	(39,316,079)	66,442,705

Increase (decrease) in net assets from operations	(1,375,862)	93,885,925

From Distributions to Shareholders
Net Investment Income	(5,148,684)	(9,105,003)

Total distributions	(5,148,684)	(9,105,003)

Decrease in net assets from capital share transactions	(58,500,458)	(117,309,190)

Total decrease in net assets	(65,025,004)	(32,528,268)
Net Assets
Beginning of the period	996,854,673	1,029,382,941

End of the period	$931,829,669	$996,854,673

Undistributed Net Investment Income
End of the period	$6,903,646	$5,093,493

Other Information:

Capital Shares

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Sales	124,962	$53,214,153	291,246	$112,602,224
Reinvestments	11,885	5,148,684	25,337	9,105,003
Redemptions	(274,385)	(116,863,295)	(619,086)	(239,016,417)

Net decrease	(137,538)	$(58,500,458)	(302,503)	$(117,309,190)

See accompanying notes to financial statements.

MSF-184

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights (Unaudited)

	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$416.68		$381.97	$345.68	$263.54	$338.82	$411.89

Income From Investment Operations
Net investment income	3.17		2.29	3.44	1.57	0.79	1.37
Net realized and unrealized gain (loss) on investments	(4.36)		35.94	34.45	81.36	(75.01)	(68.85)

Total from investment operations	(1.19)		38.23	37.89	82.93	(74.22)	(67.48)

Less Distributions
Distributions from net investment income	(2.24)		(3.52)	(1.60)	(0.79)	(1.06)	(5.59)

Total distributions	(2.24)		(3.52)	(1.60)	(0.79)	(1.06)	(5.59)

Net Asset Value, End of Period	$413.25		$416.68	$381.97	$345.68	$263.54	$338.82

Total Return (%)	(0.3	)(b)	10.2	11.0	31.5	(22.0)	(16.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.01	(a)(c)	0.01 (a)	0.01 (a)	0.01 (a)	0.26	0.69
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.01	(c)	0.01	0.01	0.01	0.25	0.68
Ratio of net investment income to average net assets (%)	1.42	(c)	0.52	0.91	0.50	0.23	0.33
Portfolio turnover rate (%)	8	(c)	5	4	6	302	245
Net assets, end of period (000)	$931,830		$996,855	$1,029,383	$1,042,983	$888,712	$1,310,358

(a)	The Ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-185

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—99.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.3%
Goodrich Corp.	328,500	$13,235,265
Precision Castparts Corp.	42,680	2,550,557

		15,785,822

Biotechnology—1.0%
Martek Biosciences Corp. (a) (b)	430,400	12,460,080

Building Products—0.5%
Lennox International, Inc. (a)	238,700	6,320,776

Capital Markets—2.1%
Greenhill & Co., Inc. (a)	46,600	2,831,416
Investors Financial Services Corp. (a)	204,360	9,175,764
T. Rowe Price Group, Inc.	377,600	14,277,056

		26,284,236

Chemicals—2.6%
Air Products & Chemicals, Inc.	214,400	13,704,448
Airgas, Inc.	500,100	18,628,725

		32,333,173

Commercial Services & Supplies—3.9%
ChoicePoint, Inc. (b)	188,200	7,861,114
IHS, Inc.	400,400	11,863,852
Monster Worldwide, Inc. (b)	93,100	3,971,646
Stericycle, Inc. (b)	158,900	10,344,390
The Corporate Executive Board Co.	140,230	14,051,046

		48,092,048

Communications Equipment—5.0%
Comverse Technology, Inc. (b)	468,000	9,252,360
Foundry Networks, Inc. (b)	701,600	7,479,056
Harris Corp.	586,020	24,325,690
Polycom, Inc. (b)	917,700	20,115,984

		61,173,090

Diversified Consumer Services—0.9%
Laureate Education, Inc. (a) (b)	246,400	10,504,032

Diversified Financial Services—2.7%
Chicago Mercantile Exchange Holdings, Inc.	39,630	19,464,275
NYSE Group, Inc. (a)	197,200	13,504,256

		32,968,531

Electrical Equipment—2.8%
AMETEK, Inc.	447,100	21,183,598
Cogent, Inc. (a) (b)	663,600	10,000,452
Rockwell Automation, Inc.	47,140	3,394,551

		34,578,601

Electronic Equipment & Instruments—4.0%
Amphenol Corp. (Class A)	349,800	19,574,808
FLIR Systems, Inc. (a) (b)	722,800	15,944,968
Ingram Micro, Inc.	730,500	13,243,965

		48,763,741

Security Description	Shares	Value*

Energy Equipment & Services—4.3%
Acergy S.A. (ADR) (a) (b)	638,200	$9,764,460
ENSCO International, Inc.	364,100	16,755,882
GlobalSantaFe Corp.	220,720	12,746,580
Grant Prideco, Inc. (b)	283,700	12,695,575

		51,962,497

Health Care Equipment & Supplies—8.1%
Advanced Medical Optics, Inc. (a) (b)	450,720	22,851,504
Cytyc Corp. (a) (b)	511,750	12,977,980
DENTSPLY International, Inc.	96,390	5,841,234
Fisher Scientific International, Inc. (b)	348,500	25,457,925
Kinetic Concepts, Inc. (b)	234,800	10,366,420
Varian Medical Systems, Inc. (b)	448,800	21,250,680

		98,745,743

Health Care Providers & Services—6.2%
Caremark Rx, Inc.	507,400	25,304,038
Community Health Systems, Inc. (b)	375,200	13,788,600
Coventry Health Care, Inc. (b)	138,900	7,631,166
Medco Health Solutions, Inc. (b)	243,500	13,947,680
Omnicare, Inc.	323,200	15,326,144

		75,997,628

Hotels, Restaurants & Leisure—5.5%
Hilton Hotels Corp.	321,700	9,097,676
International Game Technology	167,840	6,367,850
Orient-Express Hotels, Ltd. (Class A) (a)	356,000	13,827,040
Ruby Tuesday, Inc. (a)	466,800	11,394,588
Scientific Games Corp. (a) (b)	563,400	20,068,308
Station Casinos, Inc. (a)	86,620	5,897,090

		66,652,552

Household Durables—1.0%
Fortune Brands, Inc.	165,600	11,759,256

Insurance—1.5%
AXIS Capital Holdings, Ltd.	225,900	6,462,999
Endurance Specialty Holdings, Ltd.	363,200	11,622,400

		18,085,399

Internet Software & Services—0.2%
Akamai Technologies, Inc. (a)	52,600	1,903,594

IT Services—7.4%
Alliance Data Systems Co. (a) (b)	308,310	18,134,794
CACI International, Inc. (Class A) (b)	334,200	19,493,886
Ceridian Corp. (b)	1,094,900	26,759,356
CheckFree Corp. (b)	253,530	12,564,947
Verifone Holdings, Inc. (a)	437,300	13,328,904

		90,281,887

Machinery—4.0%
IDEX Corp.	451,500	21,310,800
Joy Global, Inc.	185,300	9,652,277

*See accompanying notes to financial statements.

MSF-186

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Mueller Water Products, Inc. (a)	393,300	$6,847,353
Oshkosh Truck Corp.	233,900	11,114,928

		48,925,358

Media—2.2%
CKX, Inc. (a)	678,800	9,211,316
Univision Communications, Inc. (Class A) (b)	515,200	17,259,200

		26,470,516

Metals & Mining—3.2%
Century Aluminum Co. (a)	243,800	8,701,222
CONSOL Energy, Inc. (a) (b)	643,400	30,059,648

		38,760,870

Oil, Gas & Consumable Fuels—6.3%
Chesapeake Energy Corp. (a)	319,800	9,673,950
EOG Resources, Inc.	271,200	18,805,008
Hess Corp.	210,870	11,144,480
Massey Energy Co. (a)	663,800	23,896,800
Newfield Exploration Co. (b)	270,339	13,230,391

		76,750,629

Paper & Forest Products—0.1%
Aracruz Celulose S.A. (ADR) (a)	22,060	1,156,385

Pharmaceuticals—3.4%
Endo Pharmaceuticals Holdings (b)	548,800	18,099,424
Shire, Plc. (ADR)	544,200	24,069,966

		42,169,390

Road & Rail—1.3%
Landstar System, Inc.	338,300	15,977,909

Semiconductors & Semiconductor Equipment—5.3%
Analog Devices, Inc.	180,470	5,800,306
Freescale Semiconductor, Inc. (Class B) (b)	848,500	24,945,900
KLA-Tencor Corp.	31,810	1,322,342
Lam Research Corp. (b)	369,200	17,212,104
PMC-Sierra, Inc. (a) (b)	1,588,490	14,931,806

		64,212,458

Security Description	Shares	Value*

Software—4.1%
Activision, Inc. (b)	263,400	$2,997,492
Adobe Systems, Inc. (b)	532,540	16,167,914
Amdocs, Ltd. (b)	830,950	30,412,770

		49,578,176

Specialty Retail—5.7%
Chico’s FAS, Inc. (b)	429,100	11,577,118
GameStop Corp. (Class A) (b)	438,100	18,400,200
Staples, Inc.	511,249	12,433,576
TJX Cos., Inc. (a)	826,200	18,886,932
Williams-Sonoma, Inc.	246,790	8,403,200

		69,701,026

Textiles, Apparel & Luxury Goods—1.0%
Coach, Inc. (b)	415,300	12,417,470

Trading Companies & Distributors—1.1%
MSC Industrial Direct Co. (Class A)	208,780	9,931,665
W.W. Grainger, Inc.	40,300	3,031,769

		12,963,434

Wireless Telecommunication Services—1.0%
American Tower Corp. (Class A) (b)	413,227	12,859,622

Total Common Stock (Identified Cost $1,072,960,419)		1,216,595,929

Short Term Investments—0.3%
Security Description	Face Amount	Value*

Discount Notes—0.3%
Federal Home Loan Bank 4.750%, 07/03/06	$3,500,000	3,499,076

Total Short Term Investments (Identified Cost $3,499,076)		3,499,076

Total Investments—100.0% (Identified Cost $1,076,459,495) (c)		1,220,095,005
Other assets less liabilities		515,607

Total Net Assets—100%		$1,220,610,612

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $187,288,392 and the collateral received consisted of cash in the amount of $188,807,492 and securities with a market value of $942,357.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,076,459,495 and the composition of unrealized appreciation and depreciation of investment securities was $182,306,560 and $(38,671,050), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-187

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$1,220,095,005
Cash		65,303
Collateral for securities loaned		189,749,849
Receivable for:
Securities sold		1,349,110
Fund shares sold		1,868,486
Accrued interest and dividends		418,374
Foreign taxes		18

Total Assets		1,413,546,145
Liabilities
Payable for:
Fund shares redeemed	$1,505,118
Securities purchased	544,000
Return of collateral for securities loaned	189,749,849
Accrued expenses:
Management fees	697,131
Service and distribution fees	28,701
Other expenses	410,734

Total Liabilities		192,935,533

Net Assets		$1,220,610,612

Net assets consists of:
Capital paid in		$1,290,780,385
Undistributed net investment loss		(1,620,347)
Accumulated net realized losses		(212,184,938)
Unrealized appreciation on investments and foreign currency		143,635,512

Net Assets		$1,220,610,612

Computation of offering price:
Class A
Net asset value and redemption price per share ($898,303,547 divided by 39,301,392 shares outstanding)		$22.86

Class B
Net asset value and redemption price per share ($17,525,791 divided by 802,098 shares outstanding)		$21.85

Class D
Net asset value and redemption price per share ($287,826,213 divided by 12,671,956 shares outstanding)		$22.71

Class E
Net asset value and redemption price per share ($16,955,061 divided by 746,431 shares outstanding)		$22.71

Identified cost of investments		$1,076,459,495

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$2,262,549
Interest		333,042 (a)

		2,595,591
Expenses
Management fees	$3,858,033
Service and distribution fees—Class B	18,445
Service and distribution fees—Class D	49,763
Service and distribution fees—Class E	13,268
Directors’ fees and expenses	10,573
Custodian	102,212
Audit and tax services	25,637
Legal	43,404
Printing	220,499
Insurance	8,746
Miscellaneous	7,526

Total expenses	4,358,106
Expense reductions	(142,168)	4,215,938

Net Investment Loss		(1,620,347)

Realized and Unrealized Gain
Realized gain on:
Investments—net	97,608,565
Foreign currency transactions—net	123,515	97,732,080

Unrealized depreciation on:
Investments—net	(44,055,958)	(44,055,958)

Net gain		53,676,122

Net Increase in Net Assets From Operations		$52,055,775

(a)	Includes income on securities loaned of $104,185.

See accompanying notes to financial statements.

MSF-188

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment loss	$(1,620,347)	$(3,138,689)
Net realized gain	97,732,080	98,876,010
Unrealized appreciation (depreciation)	(44,055,958)	41,184

Increase in net assets from operations	52,055,775	95,778,505

Increase (decrease) in net assets from capital share transactions	200,589,913	(104,607,222)

Total increase (decrease) in net assets	252,645,688	(8,828,717)

Net Assets
Beginning of the period	967,964,924	976,793,641

End of the period	$1,220,610,612	$967,964,924

Net Loss on Investment Income
End of the period	$(1,620,347)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	1,585,827	$37,091,246	2,771,433	$57,684,339
Redemptions	(4,089,612)	(95,982,900)	(8,040,608)	(166,999,995)

Net decrease	(2,503,785)	$(58,891,654)	(5,269,175)	$(109,315,654)

Class B
Sales	327,423	$7,338,172	441,418	$8,839,793
Redemptions	(72,682)	(1,639,670)	(108,065)	(2,196,074)

Net increase	254,741	$5,698,502	333,353	$6,643,719

Class D
Sales	262,153	$6,215,472	0	$0
Shares issued through acquisition	13,830,963	282,269,375	0	0
Redemptions	(1,421,160)	(33,671,079)	0	0

Net increase	12,671,956	$254,813,768	0	$0

Class E
Sales	100,028	$2,312,622	164,891	$3,439,010
Redemptions	(144,247)	(3,343,325)	(260,008)	(5,374,295)

Net decrease	(44,219)	$(1,030,703)	(95,117)	$(1,935,285)

Increase (decrease) derived from capital share transactions	10,378,693	$200,589,913	(5,030,939)	$(104,607,222)

See accompanying notes to financial statements.

MSF-189

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$22.45		$20.28	$17.95	$12.75	$17.88	$31.59

Income From Investment Operations
Net investment loss	(0.04)		(0.07)	(0.07)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.45		2.24	2.40	5.26	(5.10)	(6.73)

Total from investment operations	0.41		2.17	2.33	5.20	(5.13)	(6.75)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(6.95)

Total distributions	0.00		0.00	0.00	0.00	0.00	(6.96)

Net Asset Value, End of Period	$22.86		$22.45	$20.28	$17.95	$12.75	$17.88

Total Return (%)	1.8	(b)	10.7	13.0	40.8	(28.7)	(23.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	(c)	0.79	0.79	0.81	0.79	0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	(c)	0.77	0.78	0.79	0.77	0.76
Ratio of net investment loss to average net assets (%)	(0.30	)(c)	(0.33)	(0.38)	(0.38)	(0.18)	(0.11)
Portfolio turnover rate (%)	107	(c)	71	95	98	134	150
Net assets, end of period (000)	$898,304		$938,550	$954,736	$926,897	$687,325	$1,069,246

	Class B					Class D
	Six months ended June 30, 2006		Year ended December 31,			Period ended June 30, 2006(a)
			2005	2004(a)
Net Asset Value, Beginning of Period	$21.49		$19.46	$18.12		$24.12

Income From Investment Operations
Net investment loss	(0.04)		(0.08)	(0.03)		(0.01)
Net realized and unrealized gain (loss) on investments	0.40		2.11	1.37		(1.40)

Total from investment operations	0.36		2.03	1.34		(1.41)

Net Asset Value, End of Period	$21.85		$21.49	$19.46		$22.71

Total Return (%)	1.7	(b)	10.4	7.4	(b)	(5.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	(c)	1.04	1.04	(c)	0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.02	(c)	1.01	1.03	(c)	0.87	(c)
Ratio of net investment loss to average net assets (%)	(0.53	)(c)	(0.56)	(0.56	)(c)	(0.29	)(c)
Portfolio turnover rate (%)	107	(c)	71	95		107	(c)
Net assets, end of period (000)	$17,526		$11,761	$4,165		$287,826

(a)	Commencement of operations was April 26, 2004 for Class B, May 1, 2006 for Class D and May 1,2001 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-190

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$22.33		$20.20	$17.90	$12.74	$17.88	$20.66

Income From Investment Operations
Net investment loss	(0.06)		(0.11)	(0.09)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.44		2.24	2.39	5.20	(5.13)	(2.76)

Total from investment operations	0.38		2.13	2.30	5.16	(5.14)	(2.78)

Net Asset Value, End of Period	$22.71		$22.33	$20.20	$17.90	$12.74	$17.88

Total Return (%)	1.8	(b)	10.5	12.8	40.6	(28.8)	(13.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.95	(c)	0.94	0.94	0.96	0.94	0.92	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	(c)	0.92	0.93	0.94	0.92	0.91	(c)
Ratio of net investment loss to average net assets (%)	(0.45	)(c)	(0.48)	(0.52)	(0.52)	(0.24)	(0.12	)(c)
Portfolio turnover rate (%)	107	(c)	71	95	98	134	150
Net assets, end of period (000)	$16,955		$17,653	$17,893	$11,286	$1,361	$0.1

(a)	Commencement of operations was April 26, 2004 for Class B, May 1, 2006 for Class D and May 1,2001 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-191

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—96.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.6%
Argon, Inc. (a) (b)	231,880	$6,174,964

Airlines—2.3%
UAL Corp. (a) (b)	372,755	11,562,860
US Airways Group, Inc. (a)	225,000	11,371,500

		22,934,360

Beverages—1.4%
Molson Coors Brewing Co.	204,200	13,861,096

Biotechnology—0.4%
Neurocrine Biosciences, Inc. (a) (b)	399,528	4,234,997

Capital Markets—3.2%
Greenhill & Co., Inc. (a)	88,300	5,365,108
Intercontinental Exchange, Inc. (a) (b)	181,900	10,539,286
Jefferies Group, Inc. (a)	97,900	2,900,777
Lazard, Ltd. (a) (b)	258,300	10,435,320
Thomas Weisel Partners Group, Inc. (a)	171,500	3,260,215

		32,500,706

Chemicals—2.9%
Ashland, Inc.	182,417	12,167,214
Mosaic Co. (a) (b)	245,311	3,839,117
Potash Corp. of Saskatchewan, Inc.	86,030	7,395,999
Potash Corp. of Saskatchewan, Inc. (CAD)	66,870	5,733,428

		29,135,758

Commercial Services & Supplies—2.4%
Allied Waste Industries, Inc. (a) (b)	810,100	9,202,736
Global Cash Access, Inc. (b)	294,300	4,599,909
Monster Worldwide, Inc. (b)	190,661	8,133,598
Steelcase, Inc. (a)	182,787	3,006,846

		24,943,089

Communications Equipment—6.0%
Alcatel S.A.	1,183,300	14,921,413
Harris Corp.	406,400	16,869,664
Juniper Networks, Inc. (b)	154,900	2,476,851
Lucent Technologies, Inc. (a) (b)	4,031,925	9,757,259
Nokia Corp. (ADR)	872,200	17,670,772

		61,695,959

Computers & Peripherals—0.9%
NCR Corp. (b)	261,800	9,592,352

Construction & Engineering—3.2%
Chicago Building & Iron Co., NV	4,600	111,090
Fluor Corp.	195,900	18,204,986
Foster Wheeler, Ltd.	131,400	5,676,480
Quanta Services, Inc. (a) (b)	337,000	5,840,210
Williams Scotsman International, Inc.	107,197	2,341,182

		32,173,948

Security Description	Shares	Value*

Construction Materials—1.5%
Texas Industries, Inc. (a)	281,900	$14,968,890

Containers & Packaging—1.7%
Pactiv Corp. (b)	716,200	17,725,950

Diversified Consumer Services—2.9%
DeVry, Inc. (a) (b)	945,300	20,768,241
Universal Technical Institute, Inc. (a) (b)	179,100	3,943,782
Weight Watchers International, Inc.	119,000	4,865,910

		29,577,933

Diversified Telecommunication Services—6.0%
AT&T, Inc.	1,567,708	43,723,376
Broadwing Corp. (a)	222,084	2,298,569
Global Crossing, Ltd. (a)	340,800	6,056,016
NeuStar, Inc. (Class A) (b)	17,500	590,625
Philippine Long Distance Telephone Co. (ADR) (a) (b)	246,500	8,509,180

		61,177,766

Electrical Equipment—0.1%
ABB, Ltd. (ADR)	80,200	1,034,008

Electronic Equipment & Instruments—0.5%
Symbol Technologies, Inc.	458,997	4,952,578

Energy Equipment & Services—7.3%
Cameron International Corp.	87,300	4,170,321
Diamond Offshore Drilling, Inc. (a)	167,300	14,041,489
ENSCO International, Inc.	161,700	7,441,434
FMC Technologies, Inc. (b)	65,900	4,445,614
GlobalSantaFe Corp.	243,500	14,062,125
National-Oilwell Varco, Inc. (b)	208,344	13,192,342
SEACOR Holdings, Inc. (b)	201,900	16,575,990

		73,929,315

Food & Staples Retailing—1.9%
Safeway, Inc. (a) (b)	748,910	19,471,660

Gas Utilities—0.3%
Questar Corp.	33,000	2,656,170

Health Care Equipment & Supplies—4.1%
Advanced Medical Optics, Inc. (a) (b)	446,900	22,657,830
Cytyc Corp. (b)	743,709	18,860,460

		41,518,290

Health Care Providers & Services—1.1%
Chemed Corp.	29,000	1,581,370
Patterson Cos., Inc. (a) (b)	132,400	4,624,732
Service Corp. International	617,600	5,027,264

		11,233,366

*See accompanying notes to financial statements.

MSF-192

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—1.7%
International Game Technology	165,100	$6,263,894
Las Vegas Sands Corp. (b)	88,714	6,907,272
Ruth’s Chris Steak House, Inc.	51,028	1,041,992
Shuffle Master, Inc. (a) (b)	40,500	1,327,590
Wynn Resorts, Ltd. (a) (b)	24,464	1,793,211

		17,333,959

Household Durables—8.2%
Harman International Industries, Inc.	773,299	66,016,536
Knoll, Inc. (b)	549,000	10,079,640
Nintendo Co., Ltd. (JPY)	43,900	7,386,479

		83,482,655

Industrial Conglomerates—1.7%
Mcdermott International, Inc.	387,150	17,603,711

Internet Software & Services—1.5%
Arbinet-thexchange, Inc. (b)	184,442	1,034,720
Openwave Systems, Inc. (a) (b)	737,053	8,505,592
VeriSign, Inc. (b)	246,200	5,704,454

		15,244,766

IT Services—2.6%
First Data Corp.	447,600	20,159,904
MoneyGram International, Inc.	194,750	6,611,763

		26,771,667

Leisure Equipment & Products—0.3%
Eastman Kodak Co. (a)	146,770	3,490,191

Machinery—3.4%
Deere & Co.	124,358	10,382,649
Flowserve Corp. (b)	420,202	23,909,494

		34,292,143

Marine—0.6%
Horizon Lines, Inc. (a)	368,700	5,906,574

Media—1.5%
The Walt Disney Co.	498,730	14,961,900

Metals & Mining—1.5%
Novelis, Inc.	259,762	5,605,664
Novelis, Inc. (CAD)	459,900	9,841,448

		15,447,112

Multiline Retail—1.6%
Federated Department Stores, Inc.	454,700	16,642,020

Oil, Gas & Consumable Fuels—4.4%
EOG Resources, Inc.	72,700	5,041,018
EXCO Resources, Inc. (b)	390,900	4,456,260
Goodrich Petroleum Corp. (a) (b)	108,500	3,080,315
Hess Corp.	108,600	5,739,510
Noble Energy, Inc.	59,800	2,802,228

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Tesoro Petroleum Corp.	247,100	$18,374,356
XTO Energy, Inc.	113,200	5,011,364

		44,505,051

Personal Products—0.7%
Avon Products, Inc.	230,900	7,157,900

Pharmaceuticals—1.0%
Allergan, Inc.	95,000	10,189,700

Real Estate—0.3%
Sinochem Hong Kong Holdings, Ltd. (HKD)	7,580,200	2,975,000

Road & Rail—1.9%
Norfolk Southern Corp.	360,200	19,169,844

Semiconductors & Semiconductor Equipment—0.2%
Applied Micro Circuits Corp. (b)	728,100	1,987,713

Software—2.4%
Electronic Arts, Inc. (b)	556,600	23,956,064

Specialty Retail—3.7%
Aeropostale, Inc. (a) (b)	376,100	10,865,529
GameStop Corp. (Class A) (b)	392,867	16,500,414
TJX Cos., Inc.	426,900	9,758,934

		37,124,877

Textiles, Apparel & Luxury Goods—1.4%
Phillips-Van Heusen Corp.	366,000	13,966,560

Wireless Telecommunication Services—5.4%
American Tower Corp. (Class A) (b)	637,800	19,848,336
Sprint Nextel Corp.	1,766,358	35,309,496

		55,157,832

Total Common Stock (Identified Cost $946,692,092)		982,860,394

Short Term Investments—3.2%
Security Description	Face Amount	Value*

Repurchase Agreement—3.2%
State Street Repurchase Agreement dated 06/30/06 at 1.700% to be repurchased at $31,840,000 on 07/03/06, collateralized by $32,520,000 U.S. Treasury Note 3.375% due 02/28/07 with a value of $32,481,166.	$31,840,000	31,840,000

Total Short Term Investments (Identified Cost $31,840,000)		31,840,000

Total Investments 99.9% (Identified Cost $978,532,092) (c)		1,014,700,394
Other assets less liabilities		1,449,014

Total Net Assets—100%		$1,016,149,408

*See accompanying notes to financial statements.

MSF-193

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $160,780,600 and the collateral received consisted of cash in the amount of $162,256,240.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $978,532,092 and the composition of unrealized appreciation and depreciation of investment securities was $76,910,890 and $(40,742,588), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen

See accompanying notes to financial statements.

MSF-194

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$1,014,700,394
Cash		360
Foreign cash at value		47,172
Collateral for securities loaned		162,256,240
Receivable for:
Securities sold		11,035,674
Fund shares sold		3,601,705
Accrued interest and dividends		453,432
Foreign taxes		11

Total Assets		1,192,094,988
Liabilities
Payable for:
Fund shares redeemed	$691,616
Securities purchased	12,129,647
Return of collateral for securities loaned	162,256,240
Accrued expenses:
Management fees	553,355
Service and distribution fees	16,246
Deferred Directors’ fees	1,725
Other expenses	296,751

Total Liabilities		175,945,580

Net Assets		$1,016,149,408

Net assets consists of:
Capital paid in		$1,635,166,337
Overdistributed net investment income		(40,490)
Accumulated net realized losses		(655,144,846)
Unrealized appreciation on investments and foreign currency		36,168,407

Net Assets		$1,016,149,408

Computation of offering price:
Class A
Net asset value and redemption price per share ($918,651,978 divided by 51,784,470 shares outstanding)		$17.74

Class B
Net asset value and redemption price per share ($58,693,425 divided by 3,378,279 shares outstanding)		$17.37

Class E
Net asset value and redemption price per share ($38,804,005 divided by 2,211,707 shares outstanding)		$17.54

Identified cost of investments		$978,532,092

Identified cost of foreign cash		$47,067

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$3,281,453	(a)
Interest		557,915	(b)

		3,839,368
Expenses
Management fees	$3,538,288
Service and distribution fees—Class B	67,395
Service and distribution fees—Class E	29,847
Directors’ fees and expenses	10,600
Custodian	164,890
Audit and tax services	25,556
Legal	15,818
Printing	178,389
Insurance	9,037
Miscellaneous	7,108

Total expenses	4,046,928
Expense reductions	(264,269)	3,782,659

Net Investment Income		56,709

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	57,881,359
Foreign currency transactions—net	250,142	58,131,501

Unrealized appreciation (depreciation) on:
Investments—net	(43,214,755)
Foreign currency transactions—net	81	(43,214,674)

Net gain		14,916,827

Net Increase in Net Assets From Operations		$14,973,536

(a)	Net of foreign taxes of $137,846.
(b)	Includes income on securities loaned of $368,554.

See accompanying notes to financial statements.

MSF-195

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$56,709	$916,940
Net realized gain	58,131,501	110,597,538
Unrealized depreciation	(43,214,674)	(46,388,741)

Increase in net assets from operations	14,973,536	65,125,737

From Distributions to Shareholders
Net investment income
Class A	(51,396)	0

Total distributions	(51,396)	0

Decrease in net assets from capital share transactions	(9,267,026)	(94,926,891)

Total increase (decrease) in net assets	5,655,114	(29,801,154)

Net Assets
Beginning of the period	1,010,494,294	1,040,295,448

End of the period	$1,016,149,408	$1,010,494,294

Overdistributed Net Investment Income
End of the period	$(40,490)	$(45,803)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	3,726,727	$69,303,890	4,587,181	$74,350,783
Reinvestments	2,664	51,396	0	0
Redemptions	(4,862,024)	(89,632,767)	(10,612,982)	(172,375,638)

Net decrease	(1,132,633)	$(20,277,481)	(6,025,801)	$(98,024,855)

Class B
Sales	913,307	$16,593,023	1,076,411	$17,083,347
Redemptions	(319,248)	(5,728,653)	(584,699)	(9,352,144)

Net increase	594,059	$10,864,370	491,712	$7,731,203

Class E
Sales	224,298	$4,147,880	323,932	$5,210,689
Redemptions	(221,239)	(4,001,795)	(610,026)	(9,843,928)

Net increase (decrease)	3,059	$146,085	(286,094)	$(4,633,239)

Decrease derived from capital share transactions	(535,515)	$(9,267,026)	(5,820,183)	$(94,926,891)

See accompanying notes to financial statements.

MSF-196

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.47		$16.34	$14.01	$10.41	$14.66	$23.38

Income From Investment Operations
Net investment income (loss)	0.00		0.02	0.08	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.27		1.11	2.33	3.63	(4.22)	(8.69)

Total from investment operations	0.27		1.13	2.41	3.60	(4.25)	(8.72)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.08)	0.00	0.00	0.00

Total distributions	0.00		0.00	(0.08)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.74		$17.47	$16.34	$14.01	$10.41	$14.66

Total Return (%)	1.6	(b)	6.9	17.2	34.6	(29.0)	(37.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	(c)	0.75	0.75	0.77	0.75	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.71	(c)	0.68	0.70	0.76	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.03	(c)	0.11	0.53	(0.24)	(0.27)	(0.17)
Portfolio turnover rate (%)	164	(c)	149	217	39	78	105
Net assets, end of period (000)	$918,652		$924,602	$963,074	$873,202	$681,221	$1,067,259

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$17.13		$16.06	$13.79	$10.27	$14.50	$21.47

Income From Investment Operations
Net investment income (loss)	(0.01)		(0.01)	0.09	(0.05)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	0.25		1.08	2.23	3.57	(4.17)	(6.93)

Total from investment operations	0.24		1.07	2.32	3.52	(4.23)	(6.97)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.05)	0.00	0.00	0.00

Total distributions	0.00		0.00	(0.05)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.37		$17.13	$16.06	$13.79	$10.27	$14.50

Total Return (%)	1.4	(b)	6.7	16.8	34.2	(29.2)	(32.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01	(c)	1.00	1.00	1.02	1.00	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.96	(c)	0.93	0.95	1.01	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.22	)(c)	(0.13)	0.44	(0.48)	(0.52)	(0.40	)(c)
Portfolio turnover rate (%)	164	(c)	149	217	39	78	105
Net assets, end of period (000)	$58,693		$47,699	$36,819	$13,849	$9,037	$12,334

(a)	Commencement of operations was January 2, 2001 for Classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-197

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$17.29		$16.19	$13.90	$10.33	$14.58	$19.02

Income From Investment Operations
Net investment income (loss)	(0.01)		(0.01)	0.07	(0.03)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	0.26		1.11	2.28	3.60	(4.24)	(4.44)

Total from investment operations	0.25		1.10	2.35	3.57	(4.25)	(4.44)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.06)	0.00	0.00	0.00

Total distributions	0.00		0.00	(0.06)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.54		$17.29	$16.19	$13.90	$10.33	$14.58

Total Return (%)	1.5	(b)	6.7	17.0	34.6	(29.2)	(23.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	(c)	0.90	0.90	0.92	0.90	0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.86	(c)	0.83	0.85	0.91	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.12	)(c)	(0.04)	0.55	(0.37)	(0.34)	(0.22	)(c)
Portfolio turnover rate (%)	164	(c)	149	217	39	78	105
Net assets, end of period (000)	$38,804		$38,193	$40,402	$12,991	$3,605	$28

(a)	Commencement of operations was January 2, 2001 for classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-198

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—92.6% of Total Net Assets

Security Description	Shares	Value*

Beverages—5.6%
Molson Coors Brewing Co.	683,000	$46,362,040
The Pepsi Bottling Group, Inc. (a)	1,989,500	63,962,425

		110,324,465

Capital Markets—3.1%
Morgan Stanley Group, Inc.	967,000	61,124,070

Chemicals—2.1%
International Flavours & Fragrances, Inc.	1,155,000	40,702,200

Commercial Services & Supplies—5.6%
R.R. Donnelley & Sons Co.	1,972,500	63,021,376
The Dun & Bradstreet Corp. (b)	685,800	47,786,544

		110,807,920

Diversified Consumer Services—3.5%
H&R Block, Inc.	2,873,600	68,564,096

Food Products—1.8%
Smithfield Foods, Inc. (a) (b)	1,255,000	36,181,650

Health Care Equipment & Supplies—1.5%
Bausch & Lomb, Inc. (a)	609,000	29,865,360

Health Care Providers & Services—3.4%
Omnicare, Inc.	1,434,200	68,009,764

Hotels, Restaurants & Leisure—7.5%
McDonald’s Corp.	2,042,000	68,611,200
Yum! Brands, Inc. (a)	1,612,400	81,055,348

		149,666,548

Household Durables—2.6%
D.R. Horton, Inc.	2,184,000	52,022,880

Industrial Conglomerates—3.1%
Tyco International, Ltd. (a)	2,206,000	60,665,000

Insurance—4.5%
Conseco, Inc. (a) (b)	2,807,000	64,841,700
PartnerRe, Ltd.	394,500	25,267,725

		90,109,425

Media—10.1%
Cablevision Systems Corp. (Class A) (a) (b)	2,759,400	59,189,130
The E.W. Scripps Co. (Class A) (a)	1,774,000	76,530,360
Time Warner, Inc.	3,755,200	64,964,960

		200,684,450

Oil, Gas & Consumable Fuels—0.5%
EnCana Corp. (a)	205,100	10,796,464

Personal Products—3.4%
The Estee Lauder Cos., Inc. (Class A)	1,768,000	68,368,560

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—10.5%
Intel Corp.	4,670,500	$88,505,975
International Rectifier Corp. (a) (b)	1,009,000	39,431,720
National Semiconductor Corp.	3,383,000	80,684,550

		208,622,245

Specialty Retail—4.4%
AutoNation, Inc. (a) (b)	690,098	14,795,701
CDW Corp. (a)	1,332,000	72,793,800

		87,589,501

Textiles, Apparel & Luxury Goods—7.7%
Liz Claiborne, Inc.	2,221,000	82,310,260
The Timberland Co. (Class A) (b)	2,726,800	71,169,480

		153,479,740

Thrifts & Mortgage Finance—11.7%
Sovereign Bancorp, Inc.	6,548,010	132,990,083
Washington Mutual, Inc. (a)	2,204,400	100,476,552

		233,466,635

Total Common Stock (Identified Cost $1,636,834,221)		1,841,050,973

Short Term Investments—8.0%
Security Description	Face Amount	Value*

Repurchase Agreement—8.0%
State Street Repurchase Agreement dated 06/30/06 at 2.500% to be repurchased at $158,791,000 on 07/03/06, collateralized by $440,000 U.S. Treasury Note 4.000% due 02/15/14 with a value of $413,600; by $108,060,000 U.S. Treasury Note 4.125% due 08/15/08 with a value of $107,519,700; and by $54,310,000 U.S. Treasury Note 4.875% due 04/30/11 with a value of $54,038,450.	$158,791,000	158,791,000

Total Short Term Investments (Identified Cost $158,791,000)		158,791,000

Total Investments—100.6% (Identified Cost $1,795,625,221) (c)		1,999,841,973
Liabilities in excess of other assets		(12,347,194)

Total Net Assets—100%		$1,987,494,779

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $136,422,291 and the collateral received consisted of cash in the amount of $140,589,037.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,795,625,221 and the composition of unrealized appreciation and depreciation of investment securities was $265,496,589 and $(61,279,837), respectively.

*See accompanying notes to financial statements.

MSF-199

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$1,999,841,973
Cash		715
Collateral for securities loaned		140,589,037
Receivable for:
Fund shares sold		2,191,391
Accrued interest and dividends		1,014,395

Total Assets		2,143,637,511
Liabilities
Payable for:
Fund shares redeemed	$1,946,612
Securities purchased	11,811,160
Return of collateral for securities loaned	140,589,037
Accrued expenses:
Management fees	1,179,595
Service and distribution fees	160,169
Deferred directors’ fees	23,435
Other expenses	432,724

Total Liabilities		156,142,732

Net Assets		$1,987,494,779

Net assets consists of:
Capital paid in		$1,613,631,149
Undistributed net investment income		3,903,055
Accumulated net realized gains		165,743,823
Unrealized appreciation on investments		204,216,752

Net Assets		$1,987,494,779

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,097,449,061 divided by 4,566,298 shares outstanding)		$240.34

Class B
Net asset value and redemption price per share ($619,574,007 divided by 2,628,143 shares outstanding)		$235.75

Class E
Net asset value and redemption price per share ($270,471,711 divided by 1,136,801 shares outstanding)		$237.92

Identified cost of investments		$1,795,625,221

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$10,506,495
Interest		2,062,460	(a)

		12,568,955
Expenses
Management fees	$7,111,479
Service and distribution fees—Class B	778,349
Service and distribution fees—Class E	211,806
Directors’ fees and expenses	8,153
Custodian	106,678
Audit and tax services	13,759
Legal	28,801
Printing	354,317
Insurance	16,718
Miscellaneous	11,486

Total expenses	8,641,546
Expense reductions	(52,347)	8,589,199

Net Investment Income		3,979,756

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		165,760,046
Unrealized depreciation on:
Investments—net		(165,273,478)

Net gain		486,568

Net Increase in Net Assets From Operations		$4,466,324

(a)	Includes income on securities loaned of $44,985.

See accompanying notes to financial statements.

MSF-200

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$3,979,756	$4,357,748
Net realized gain	165,760,046	187,580,838
Unrealized depreciation	(165,273,478)	(25,151,648)

Increase in net assets from operations	4,466,324	166,786,938

From Distributions to Shareholders
Net investment income
Class A	(3,223,554)	(395,501)
Class B	(577,292)	0
Class E	(480,243)	0

	(4,281,089)	(395,501)

Net realized gain
Class A	(99,464,113)	(9,502,828)
Class B	(61,092,741)	(5,693,453)
Class E	(27,150,150)	(2,990,330)

	(187,707,004)	(18,186,611)

Total distributions	(191,988,093)	(18,582,112)

Increase in net assets from capital share transactions	246,922,077	110,136,840

Total increase in net assets	59,400,308	258,341,666

Net Assets
Beginning of the period	1,928,094,471	1,669,752,805

End of the period	$1,987,494,779	$1,928,094,471

Undistributed Net Investment Income
End of the period	$3,903,055	$4,204,388

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	773,393	$198,350,405	1,256,909	$317,259,651
Reinvestments	417,633	102,687,667	41,204	9,898,329
Redemptions	(488,739)	(127,214,156)	(755,228)	(192,380,713)

Net increase	702,287	$173,823,916	542,885	$134,777,267

Class B
Sales	311,563	$79,454,797	657,655	$164,311,754
Reinvestments	255,585	61,670,033	24,099	5,693,453
Redemptions	(294,488)	(74,683,349)	(739,172)	(180,388,097)

Net increase (decrease)	272,660	$66,441,481	(57,418)	$(10,382,890)

Class E
Sales	48,107	$12,449,296	104,365	$26,321,380
Reinvestments	113,481	27,630,393	12,557	2,990,330
Redemptions	(130,184)	(33,423,009)	(173,197)	(43,569,247)

Net increase (decrease)	31,404	$6,656,680	(56,275)	$(14,257,537)

Increase derived from capital share transactions	1,006,351	$246,922,077	429,192	$110,136,840

See accompanying notes to financial statements.

MSF-201

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$265.37		$243.86	$224.26	$169.33	$186.12	$146.67

Income From Investment Operations
Net investment income	0.53		0.78	0.23	0.24	0.27	0.42
Net realized and unrealized gain (loss) on investments	0.88		23.48	21.85	54.97	(16.70)	40.09

Total from investment operations	1.41		24.26	22.08	55.21	(16.43)	40.51

Less Distributions
Distributions from net investment income	(0.83)		(0.11)	(0.10)	(0.28)	(0.36)	(1.06)
Distributions from net realized capital gains	(25.61)		(2.64)	(2.38)	0.00	0.00	0.00

Total distributions	(26.44)		(2.75)	(2.48)	(0.28)	(0.36)	(1.06)

Net Asset Value, End of Period	$240.34		$265.37	$243.86	$224.26	$169.33	$186.12

Total Return (%)	0.4	(b)	10.0	9.9	32.7	(8.8)	27.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	(c)	0.77	0.78	0.80	0.82	0.87
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	(c)	0.77	0.78	0.78	0.82	0.84
Ratio of net investment income to average net assets (%)	0.51	(c)	0.35	0.15	0.14	0.22	0.43
Portfolio turnover rate (%)	60	(c)	25	16	16	11	28
Net assets, end of period (000)	$1,097,449		$1,024,615	$809,906	$614,742	$438,359	$370,959

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$260.34		$239.96	$221.17	$167.26	$184.25	$159.20

Income From Investment Operations
Net investment income (loss)	0.36		0.22	(0.24)	0.01	0.16	0.01
Net realized and unrealized gain (loss) on investments	0.90		22.80	21.41	54.02	(16.83)	25.04

Total from investment operations	1.26		23.02	21.17	54.03	(16.67)	25.05

Less Distributions
Distributions from net investment income	(0.24)		0.00	0.00	(0.12)	(0.32)	0.00
Distributions from net realized capital gains	(25.61)		(2.64)	(2.38)	0.00	0.00	0.00

Total distributions	(25.85)		(2.64)	(2.38)	(0.12)	(0.32)	0.00

Net Asset Value, End of Period	$235.75		$260.34	$239.96	$221.17	$167.26	$184.25

Total Return (%)	0.3	(b)	9.7	9.7	32.3	(9.1)	15.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	(c)	1.02	1.03	1.05	1.07	1.12	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	(c)	1.02	1.03	1.03	1.07	1.09	(c)
Ratio of net investment income (loss) to average net assets (%)	0.26	(c)	0.10	(0.09)	(0.13)	(0.06)	0.02	(c)
Portfolio turnover rate (%)	60	(c)	25	16	16	11	28
Net assets, end of period (000)	$619,574		$613,215	$578,991	$540,656	$140,273	$24,082

(a)	Commencement of operations was February 20, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-202

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$262.59		$241.77	$222.60	$168.22	$185.17	$164.26

Income From Investment Operations
Net investment income	0.46		0.49	0.04	0.07	0.25	0.02
Net realized and unrealized gain (loss) on investments	0.93		22.97	21.51	54.47	(16.85)	20.89

Total from investment operations	1.39		23.46	21.55	54.54	(16.60)	20.91

Less Distributions
Distributions from net investment income	(0.45)		0.00	0.00	(0.16)	(0.35)	0.00
Distributions from net realized capital gains	(25.61)		(2.64)	(2.38)	0.00	0.00	0.00

Total distributions	(26.06)		(2.64)	(2.38)	(0.16)	(0.35)	0.00

Net Asset Value, End of Period	$237.92		$262.59	$241.77	$222.60	$168.22	$185.17

Total Return (%)	0.3	(b)	9.8	9.8	32.5	(9.0)	12.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	(c)	0.92	0.93	0.95	0.97	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	(c)	0.92	0.93	0.93	0.97	0.99	(c)
Ratio of net investment income (loss) to average net assets (%)	0.35	(c)	0.19	0.00	(0.03)	0.05	0.09	(c)
Portfolio turnover rate (%)	60	(c)	25	16	16	11	28
Net assets, end of period (000)	$270,472		$290,264	$280,856	$204,755	$74,818	$10,416

(a)	Commencement of operations was February 20, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-203

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—96.2% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
Alliant Techsystems, Inc. (a)	13,325	$1,017,364
DRS Technologies, Inc.	15,104	736,320
Precision Castparts Corp.	50,709	3,030,370
Sequa Corp. (Class A) (a) (b)	2,553	208,070

		4,992,124

Air Freight & Logistics—1.0%
Expeditors International of Washington, Inc.	80,708	4,520,455

Airlines—0.4%
AirTran Holdings, Inc. (a) (b)	34,334	510,203
Alaska Air Group, Inc. (a)	14,856	585,624
JetBlue Airways Corp. (a) (b)	58,480	709,941

		1,805,768

Auto Components—0.9%
ArvinMeritor, Inc. (b)	26,655	458,199
Bandag, Inc. (b)	4,425	161,911
BorgWarner, Inc.	21,652	1,409,545
Federal Signal Corp.	18,253	276,350
Gentex Corp. (b)	58,161	814,254
Lear Corp. (a) (b)	25,470	565,689
Modine Manufacturing Co.	12,699	296,649

		3,982,597

Automobiles—0.1%
Thor Industries, Inc. (b)	13,079	633,678

Beverages—0.1%
PepsiAmericas, Inc.	22,669	501,212

Biotechnology—1.7%
Affymetrix, Inc. (b)	25,518	653,261
Cephalon, Inc. (a) (b)	22,976	1,380,858
Charles River Laboratories International, Inc. (a)	27,283	1,004,014
Martek Biosciences Corp. (a) (b)	12,156	351,916
Millennium Pharmaceuticals, Inc. (a)	119,075	1,187,178
PDL BioPharma, Inc. (a) (b)	43,298	797,116
Techne Corp. (a)	14,893	758,352
Vertex Pharmaceuticals, Inc. (a) (b)	41,672	1,529,779

		7,662,474

Capital Markets—1.0%
Eaton Vance Corp.	48,389	1,207,789
Investors Financial Services Corp. (b)	24,873	1,116,798
Jefferies Group, Inc.	38,109	1,129,170
Raymond James Financial, Inc.	33,704	1,020,220

		4,473,977

Chemicals—2.6%
Airgas, Inc.	25,467	948,646
Albemarle Corp.	14,679	702,831
Cabot Corp.	23,990	828,135
Chemtura Corp.	90,891	848,922
Cytec Industries, Inc.	15,334	822,822

Security Description	Shares	Value*

Chemicals—(Continued)
Ferro Corp.	16,079	$256,621
FMC Corp. (a)	14,793	952,521
Lyondell Chemical Co.	77,646	1,759,458
Minerals Technologies, Inc. (b)	7,522	391,144
Olin Corp. (b)	27,352	490,421
RPM International, Inc.	44,845	807,210
The Lubrizol Corp.	25,864	1,030,680
The Scotts Miracle-Gro Co.	17,060	721,979
Valspar Corp.	38,558	1,018,317

		11,579,707

Commercial Banks—3.9%
Associated Banc-Corp	50,021	1,577,162
Bank Hawaii Corp.	19,238	954,205
Cathay General Bancorp (a) (b)	19,479	708,646
City National Corp.	15,700	1,021,913
Cullen/Frost Bankers, Inc.	18,135	1,039,136
First Niagara Financial Group, Inc.	42,038	589,373
FirstMerit Corp.	30,175	631,865
Greater Bay Bancorp	19,048	547,630
Mercantile Bankshares Corp.	46,608	1,662,490
New York Community Bancorp, Inc. (b)	99,285	1,639,195
SVB Financial Group (a) (b)	13,441	611,028
TCF Financial Corp.	42,408	1,121,692
Texas Regional Bancshares, Inc. (b)	17,195	652,034
The Colonial BancGroup, Inc.	58,478	1,501,715
Washington Federal, Inc. (b)	32,992	765,084
Webster Finanical Corp.	19,967	947,234
WestAmerica Bancorp (b)	11,889	582,204
Wilmington Trust Corp.	25,801	1,088,286

		17,640,892

Commercial Services & Supplies—4.5%
Adesa, Inc.	33,991	755,960
Banta Corp.	9,081	420,723
C. H. Robinson Worldwide, Inc.	65,706	3,502,130
ChoicePoint, Inc. (a)	32,560	1,360,031
Copart, Inc. (a)	26,324	646,517
CSG Systems International, Inc. (a)	18,045	446,433
Deluxe Corp.	19,405	339,199
DST Systems, Inc. (a)	23,203	1,380,579
Herman Miller, Inc.	25,094	646,672
Kelly Services, Inc. (Class A)	7,336	199,319
Korn/Ferry International, Inc. (a) (b)	16,030	314,028
Manpower, Inc.	33,156	2,141,878
Mine Safety Appliances Co. (b)	9,955	400,191
Navigant Consulting, Inc. (a) (b)	19,783	448,085
Republic Sevices, Inc.	45,517	1,836,156
Rollins, Inc. (b)	11,135	218,691
Stericycle, Inc. (a) (b)	16,743	1,089,969
The Brinks Co.	18,288	1,031,626
The Corporate Executive Board Co.	15,139	1,516,928
The Dun & Bradstreet Corp. (a)	25,073	1,747,087

		20,442,202

*See accompanying notes to financial statements.

MSF-204

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—1.6%
3Com Corp. (a)	148,050	$758,016
ADTRAN, Inc.	25,842	579,636
Avocent Corp. (a) (b)	18,527	486,334
CommScope, Inc. (a)	21,945	689,512
F5 Networks, Inc. (a)	15,338	820,276
Harris Corp.	50,788	2,108,210
Plantronics, Inc. (b)	17,988	399,513
Polycom, Inc. (a)	33,002	723,404
Powerwave Technologies, Inc. (a) (b)	42,415	386,825
UTStarcom, Inc. (a) (b)	39,756	309,699

		7,261,425

Computers & Peripherals—0.9%
Diebold, Inc.	25,479	1,034,957
Imation Corp.	13,194	541,614
McDATA Corp. (Class A) (a) (b)	60,155	245,432
Palm, Inc. (b)	34,667	558,139
Western Digital Corp. (a)	83,482	1,653,778

		4,033,920

Construction & Engineering—0.8%
Dycom Industries, Inc. (a) (b)	15,250	324,673
Granite Construction, Inc. (b)	12,502	565,966
Jacobs Engineering Group, Inc. (a)	22,168	1,765,460
Quanta Services, Inc. (a) (b)	44,830	776,904

		3,433,003

Construction Materials—0.6%
Florida Rock Industries, Inc.	17,911	889,639
Martin Marietta Materials, Inc.	17,298	1,576,713

		2,466,352

Containers & Packaging—0.5%
Longview Fibre Co.	19,320	368,819
Packaging Corp. of America	22,774	501,483
Sonoco Products Co.	37,464	1,185,736

		2,056,038

Diversified Consumer Services—1.1%
Career Education Corp. (a)	36,940	1,104,137
Corinthian Colleges, Inc. (a) (b)	32,584	467,906
DeVry, Inc. (a) (b)	22,209	487,932
ITT Educational Services, Inc. (a)	13,569	892,976
Laureate Education, Inc. (a)	19,409	827,406
Regis Corp.	17,271	615,020
Sotheby’s Holdings, Inc. (Class A) (a)	17,834	468,143

		4,863,520

Diversified Financial Services—1.3%
A.G. Edwards, Inc.	28,593	1,581,765
AmeriCredit Corp. (a)	49,337	1,377,489
Fidelity National Information Services, Inc.	35,675	1,262,895
SEI Investments Co.	23,843	1,165,446
Waddell & Reed Financial, Inc. (Class A)	32,056	659,071

		6,046,666

Security Description	Shares	Value*

Diversified Telecommunication Services—0.1%
Cincinnati Bell, Inc. (a)	93,402	$382,948

Electric Utilities—3.8%
Alliant Energy Corp.	44,461	1,525,012
Black Hills Corp. (b)	12,576	431,734
DPL, Inc. (b)	45,991	1,232,559
Duquesne Light Holdings, Inc. (b)	29,642	487,314
Energy East Corp.	55,861	1,336,754
Great Plains Energy, Inc. (b)	30,062	837,527
Hawaiian Electric Industries, Inc. (b)	30,685	856,418
IDACORP, Inc. (b)	16,187	555,052
Northeast Utilities	58,087	1,200,658
NSTAR (b)	40,401	1,155,469
OGE Energy Corp.	34,336	1,202,790
Pepco Holdings, Inc.	72,009	1,697,972
Puget Energy, Inc.	43,890	942,757
Sierra Pacific Resources (a)	75,985	1,063,790
Wisconsin Energy Corp.	44,250	1,783,275
WPS Resources Corp. (b)	15,246	756,202

		17,065,283

Electrical Equipment—0.8%
AMETEK, Inc.	26,813	1,270,400
Hubbell, Inc. (Class B)	22,997	1,095,807
Tecumseh Products Co. (Class A) (b)	6,990	134,208
Thomas & Betts Corp. (a)	20,540	1,053,702

		3,554,117

Electronic Equipment & Instruments—2.2%
Amphenol Corp. (Class A)	33,888	1,896,372
Arrow Electronics, Inc. (a)	46,083	1,483,873
Avnet, Inc. (a)	55,402	1,109,148
Ingram Micro, Inc.	44,837	812,895
Kemet Corp. (a)	32,821	302,610
Newport Corp. (a)	15,370	247,764
Plexus Corp. (a)	17,304	591,970
Roper Industries, Inc.	32,851	1,535,784
Technologies Data Corp. (a)	21,010	804,893
Vishay Intertechnology, Inc. (a)	69,760	1,097,325

		9,882,634

Energy Equipment & Services—4.2%
Cameron International Corp.	43,690	2,087,071
ENSCO International, Inc.	58,166	2,676,799
FMC Technologies, Inc. (a)	25,860	1,744,516
Grant Prideco, Inc. (a)	49,525	2,216,244
Hanover Compressor Co. (a) (b)	34,834	654,183
Helmerich & Payne, Inc.	19,834	1,195,197
Patterson-UTI Energy, Inc.	64,872	1,836,526
Pride International, Inc. (a)	61,253	1,912,931
Smith International, inc. (a)	75,828	3,372,071
Tidewater, Inc.	22,813	1,122,400

		18,817,938

*See accompanying notes to financial statements.

MSF-205

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Food & Staples Retailing—0.2%
BJ’s Wholesale Club, Inc. (a)	25,209	$714,675
Ruddick Corp.	13,096	320,983

		1,035,658

Food Products—0.8%
Hormel Foods Corp.	27,636	1,026,401
Sensient Technologies Corp. (b)	17,531	366,573
Smithfield Foods, Inc. (a)	37,421	1,078,847
The J. M. Smucker Co.	22,017	984,160
Tootsie Roll Industries, Inc. (b)	9,710	282,852

		3,738,833

Gas Utilities—1.9%
AGL Resources, Inc.	29,479	1,123,739
MDU Resources Group, Inc.	45,380	1,661,362
National Fuel Gas Co. (b)	31,765	1,116,222
ONEOK, Inc.	44,406	1,511,580
Questar Corp.	32,362	2,604,817
WGL Holdings, Inc. (b)	18,445	533,983

		8,551,703

Health Care Equipment & Supplies—3.4%
Advanced Medical Optics, Inc. (a) (b)	25,980	1,317,186
Beckman Coulter, Inc.	23,879	1,326,478
Cytyc Corp. (a)	43,249	1,096,795
DENTSPLY International, Inc.	29,864	1,809,758
Edwards Lifesciences Corp. (a) (b)	22,298	1,012,998
Gen-Probe, Inc. (a)	19,514	1,053,366
Hillenbrand Industries, Inc. (b)	23,208	1,125,588
Intuitive Surgical, Inc. (a)	13,831	1,631,643
Invitrogen Corp. (a)	20,127	1,329,791
STERIS Corp.	24,899	569,191
Varian Medical Systems, Inc. (a)	49,699	2,353,248
Varian, Inc. (a)	11,688	485,169

		15,111,211

Health Care Providers & Services—3.5%
Apria Healthcare Group, Inc. (a) (b)	16,039	303,137
Community Health Systems, Inc. (a)	37,181	1,366,402
Covance, Inc. (a)	24,042	1,471,851
Health Net, Inc. (a)	43,623	1,970,451
Henry Schein, Inc. (a)	33,407	1,561,109
LifePoint Hospitals, Inc. (a)	21,746	698,699
Lincare Holdings, Inc. (a)	36,170	1,368,673
Omnicare, Inc. (b)	45,824	2,172,974
Pharmaceutical Product Development, Inc.	38,381	1,347,941
Triad Hospitals, Inc. (a)	33,116	1,310,731
Universal Health Services, Inc. (Class B) (b)	20,494	1,030,028
VCA Antech, Inc. (a)	31,428	1,003,496

		15,605,492

Hotels, Restaurants & Leisure—1.9%
Applebee’s International, Inc.	28,095	539,986
Bob Evans Farms, Inc.	13,563	407,026
Boyd Gaming Corp. (b)	16,594	669,734

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Brinker International, Inc. (a)	32,080	$1,164,504
CBRL Group, Inc.	11,695	396,694
GTECH Holdings Corp.	48,157	1,674,900
International Speedway Corp. (Class A)	13,312	617,277
OSI Resturant Partners, Inc. (b)	24,934	862,716
Ruby Tuesday, Inc. (b)	22,327	545,002
Scientific Games Corp. (a)	24,823	884,195
The Cheesecake Factory, Inc. (a) (b)	29,916	806,236

		8,568,270

Household Durables—2.0%
Amereican Greetings Corp. (Class A) (b)	21,776	457,514
Beazer Homes USA, Inc. (b)	15,274	700,618
Blyth, Inc.	9,947	183,622
Energizer Holdings, Inc. (a)	23,375	1,369,074
Furniture Brands International, Inc. (b)	18,527	386,103
HNI Corp.	19,598	888,769
Hovnanian Enterprises, Inc. (Class A) (a) (b)	13,541	407,313
Lancaster Colony Corp. (b)	9,295	366,874
M.D.C. Holdings, Inc. (b)	12,407	644,296
Mohawk Industries, Inc. (a) (b)	20,229	1,423,110
Ryland Group, Inc. (b)	17,249	751,539
Toll Brothers, Inc. (a) (b)	44,221	1,130,731
Tupperware Corp.	20,415	401,971

		9,111,534

Household Products—0.2%
Church & Dwight, Inc.	24,454	890,615

Industrial Conglomerates—0.4%
Carisle Cos., Inc.	11,628	922,100
Teleflex, Inc.	15,228	822,617

		1,744,717

Insurance—5.4%
American Financial Group, Inc.	17,826	764,735
AmerUs Group Co.	14,679	859,455
Arthur J. Gallagher & Co. (b)	36,578	926,887
Brown & Brown, Inc.	42,225	1,233,815
Everest Re Group, Ltd.	24,555	2,125,726
Fidelity National Financial, Inc.	66,108	2,574,907
First American Corp.	36,557	1,545,264
Hanover Insurance Group, Inc.	19,211	911,754
HCC Insurance Holdings, Inc.	42,063	1,238,335
Horace Mann Educators Corp.	16,265	275,692
Leucadia National Corp. (b)	62,150	1,814,159
Mercury General Corp.	13,434	757,275
Ohio Casualty Corp. (a)	24,051	715,036
Old Republic International Corp.	86,942	1,857,951
Protective Life Corp.	26,437	1,232,493
StanCorp Financial Group, Inc.	20,691	1,053,379
The PMI Group, Inc. (b)	33,814	1,507,428
Unitrin, Inc.	17,123	746,392
W.R. Berkley Corp.	64,030	2,185,344

		24,326,027

*See accompanying notes to financial statements.

MSF-206

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—2.4%
Acxiom Corp. (b)	29,194	$729,850
Alliance Data Systems Co. (a) (b)	25,498	1,499,792
Ceridian Corp. (a)	55,573	1,358,204
CheckFree Corp. (a)	34,569	1,713,240
Cognizant Technology Solutions Corp. (Class A) (a)	53,107	3,577,819
MoneyGram International, Inc.	32,049	1,088,064
SRA International, Inc. (a) (b)	14,342	381,927
The BISYS Group, Inc. (a)	45,558	624,145

		10,973,041

Leisure Equipment & Products—0.1%
Callaway Golf Co.	24,619	319,801

Machinery—3.8%
AGCO Corp. (a) (b)	34,246	901,355
Crane Co.	19,080	793,728
Donaldson Co., Inc. (b)	25,680	869,782
Flowserve Corp. (a)	21,265	1,209,979
Graco, Inc.	25,882	1,190,054
Harsco Corp.	15,870	1,237,225
Joy Global, Inc.	46,757	2,435,572
Kennametal, Inc.	14,975	932,194
Lincoln Electric Holdings, Inc. (b)	16,051	1,005,595
Nordson Corp.	12,766	627,832
Oshkosh Truck Corp.	27,848	1,323,337
Pentair, Inc.	38,458	1,314,879
SPX Corp.	22,610	1,265,030
The Timkin Co.	31,848	1,067,226
Trinity Industries, Inc. (b)	26,802	1,082,781

		17,256,569

Marine—0.2%
Alexander & Baldwin, Inc. (b)	16,733	740,770

Media—1.4%
Belo Corp. (Class A)	34,117	532,225
Catalina Marketing Corp. (b)	14,319	407,519
Emmis Communications Corp. (Class A) (a) (b)	14,065	219,977
Entercom Communications Corp. (b)	12,593	329,433
Harte-Hanks, Inc.	21,093	540,825
Lee Enterprises, Inc.	17,302	466,289
Media General, Inc.(Class A)	9,101	381,241
Scholastic Corp. (a) (b)	13,621	353,737
The Reader’s Digest Association, Inc. (Class A) (b)	36,453	508,884
The Washington Post Co. (Class B)	2,216	1,728,502
Valassis Communications, Inc. (a)	18,075	426,389
Westwood One, Inc. (a)	24,222	181,665

		6,076,686

Metals & Mining—0.8%
Commercial Metals Co.	45,513	1,169,684
Reliance Steel & Aluminum Co.	11,962	992,248
Steel Dynamics, Inc. (b)	16,387	1,077,281
Worthington Industries, Inc. (b)	27,143	568,646

		3,807,859

Security Description	Shares	Value*

Multi-Utilities—1.0%
Aquila, Inc. (a)	141,407	$595,323
PNM Resources, Inc.	26,032	649,759
SCANA Corp.	43,683	1,685,290
Venctren Corp.	28,818	785,291
Westar Energry, Inc.	32,956	693,724

		4,409,387

Multiline Retail—0.5%
99 Cents Only Stores (a) (b)	18,158	189,933
Dollar Tree Stores, Inc. (a)	39,550	1,048,075
Saks, Inc.	51,785	837,363

		2,075,371

Mutual Funds—4.0%
MidCap SPDR Trust, Series 1 (b)	127,800	17,785,930

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (a)	26,769	914,429

Oil, Gas & Consumable Fuels—5.9%
Arch Coal, Inc.	54,092	2,291,878
Denbury Resources, Inc. (a)	45,034	1,426,227
Equitable Resources, Inc.	45,610	1,527,935
Forest Oil Corp. (a)	20,904	693,177
Newfield Exploration Co. (a)	48,649	2,380,882
Noble Energy, Inc.	67,010	3,140,089
Overseas Shipholding Group, Inc.	11,216	663,426
Peabody Energy Corp.	100,140	5,582,805
Pioneer Natural Resources Co. (b)	48,910	2,269,913
Plains Exploration & Prodcution Co. (a)	29,769	1,206,835
Pogo Producing Co. (b)	21,925	1,010,743
Quicksilver Resources, Inc. (a) (b)	25,610	942,704
Southwestern Energy Co. (a)	63,414	1,975,980
Western Gas Resources, Inc. (b)	22,139	1,325,019

		26,437,613

Paper & Forest Products—0.2%
Bowater, Inc. (b)	21,154	481,254
Glatfelter	16,813	266,822

		748,076

Pharmaceuticals—0.9%
Medicis Pharmaceutical Corp. (Class A) (b)	20,590	494,160
Par Pharmaceutical Companies, Inc. (a) (b)	13,257	244,724
Perrigo Co. (b)	31,659	509,710
Sepracor, Inc. (a) (b)	41,136	2,350,511
Valeant Pharmaceuticals International, Inc. (b)	35,102	593,926

		4,193,031

Real Estate – 3.8%
AMB Property Corp. (REIT)	33,288	1,682,708
Developers Diversified Realty Corp. (REIT)	41,492	2,165,053
Highwoods Properties, Inc. (REIT)	20,478	740,894
Hospitality Porperties Trust (REIT)	27,218	1,195,415
Liberty Property Trust (REIT) (b)	33,744	1,491,485

*See accompanying notes to financial statements.

MSF-207

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate—(Continued)
Mack-Cali Realty Corp. (REIT)	23,572	$1,082,426
New Plan Excel Realty Trust (REIT) (b)	39,568	976,934
Potlatch Corp. (REIT) (b)	14,613	551,641
Rayonier, Inc. (REIT)	28,945	1,097,305
Regency Centers Corp. (REIT)	25,942	1,612,295
The Macerich Co. (REIT)	27,155	1,906,281
United Dominion Realty Trust, Inc. (REIT)	50,794	1,422,740
Weingarten Realty Investors (REIT)	30,510	1,167,923

		17,093,100

Road & Rail—1.1%
Con-way, Inc.	18,150	1,051,430
GATX Corp. (b)	19,253	818,253
J.B. Hunt Transport Services, Inc.	46,725	1,163,920
Swift Transportation Co., Inc. (a) (b)	20,339	645,967
Werner Enterprises, Inc. (b)	19,290	391,008
YRC Worldwide, Inc. (b)	21,733	915,177

		4,985,755

Semiconductors & Semiconductor Equipment—3.8%
Atmel Corp. (a)	162,041	899,328
Cabot Microelectronics Corp. (a) (b)	9,156	277,518
Credence Systems Corp. (a) (b)	37,833	132,416
Cree, Inc. (a) (b)	29,148	692,556
Cypress Semiconductor Corp. (a) (b)	52,833	768,192
Fairchild Semiconductor International, Inc. (a)	45,996	835,747
Integrated Device Technology, Inc. (a)	75,748	1,074,112
International Rectifier Corp. (a) (b)	27,060	1,057,505
Intersil Corp. (Class A)	53,612	1,246,479
Lam Research Corp. (a)	53,197	2,480,044
Lattice Semiconductor Corp. (a)	43,166	266,766
MEMC Electronic Materials, Inc. (a)	62,474	2,342,775
Micrel, Inc. (a) (b)	24,008	240,320
Microchip Technology, Inc.	81,092	2,720,637
MPS Group, Inc. (a) (b)	39,027	587,747
RF Micro Devices, Inc. (a) (b)	71,976	429,697
Semtech Corp. (a)	27,554	398,155
Silicon Laboratories, Inc. (a)	17,453	613,473
TriQuint Semiconductor, Inc. (a)	52,835	235,644

		17,299,111

Software—2.6%
Activision, Inc. (a)	105,111	1,196,163
Advent Software, Inc. (a) (b)	5,941	214,292
Cadence Design Systems, Inc. (a)	106,861	1,832,666
Fair Isaac Corp.	24,690	896,494
Gartner, Inc. (Class A) (a) (b)	22,014	312,599
Jack Henry & Associates, Inc.	28,746	565,146
Macrovision Corp. (a)	19,558	420,888
McAfee, Inc. (a)	60,342	1,464,500
Mentor Graphics Corp. (a)	30,367	394,164
National Instruments Corp.	21,084	577,702
RSA Security, Inc. (a) (b)	28,551	776,302
Sybase, Inc. (a) (b)	34,043	660,434
Synopsys, Inc. (a)	54,284	1,018,911

Security Description	Shares	Value*

Software—(Continued)
The Reynolds & Reynolds Co. (Class A)	19,767	$606,254
Transaction Systems Architects, Inc. (Class A) (a)	14,144	589,663
Wind River Systems, Inc. (a)	28,570	254,273

		11,780,451

Specialty Retail—5.8%
Abercrombie & Fitch Co. (Class A)	33,287	1,845,098
Advance Auto Parts, Inc. (a)	40,873	1,181,230
Aeropostale, Inc. (a)	20,623	595,798
American Eagle Outfitters, Inc.	49,853	1,696,996
AnnTaylor Stores Corp. (a)	27,751	1,203,838
Barnes & Noble, Inc. (a)	19,997	729,891
Borders Group, Inc.	24,272	448,061
Carmax, Inc. (a) (b)	39,737	1,409,074
CDW Corp.	23,428	1,280,340
Chico’s FAS, Inc. (a)	68,847	1,857,492
Claire’s Stores, Inc.	37,088	946,115
Foot Locker, Inc.	58,757	1,438,959
GameStop Corp. (Class A) (a)	22,437	942,354
Michaels Stores, Inc.	49,983	2,061,299
O’Reilly Automotive, Inc. (a)	42,819	1,335,525
Pacific Sunwear of California, Inc. (a) (b)	27,250	488,593
Payless Shoesource, Inc. (a)	25,481	692,319
PETsMART, Inc.	52,995	1,356,672
Pier 1 Imports, Inc. (b)	32,940	229,921
Rent-A-Center, Inc. (a)	26,263	652,898
Ross Stores, Inc.	54,044	1,515,934
Urban Outfitters, Inc. (a)	41,882	732,516
Williams-Sonoma, Inc.	43,568	1,483,490

		26,124,413

Textiles, Apparel & Luxury Goods—0.4%
Polo Ralph Lauren Corp.	23,020	1,263,798
The Timberland Co. (Class A) (a)	20,062	523,618

		1,787,416

Thrifts & Mortgage Finance—0.9%
Astoria Financial Corp.	32,062	976,288
IndyMac Bancorp, Inc. (b)	24,785	1,136,392
Radian Group, Inc.	31,172	1,925,795

		4,038,475

Tobacco—0.1%
Universal Corp.	9,730	362,151

Trading Companies & Distributors—0.8%
Fastenal Co. (b)	46,854	1,887,748
MSC Industrial Direct Co. (Class A)	20,612	980,513
United Rentals, Inc. (a) (b)	25,806	825,276

		3,693,537

Water Utilities—0.2%
Aqua America, Inc. (b)	48,990	1,116,482

*See accompanying notes to financial statements.

MSF-208

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Wireless Telecommunication Services—0.4%
Telephone & Data Systems, Inc.	38,880	$1,609,632

Total Common Stock (Identified Cost $358,597,550)		432,412,076

Short Term Investments—3.8%
Security Description	Face Amount	Value*

Discount Notes—3.8%
Federal Home Loan Bank 4.750%, 07/03/06	$1,175,000	$1,174,690
5.220%, 08/25/06	1,800,000	1,785,645
5.339%, 09/27/06	14,500,000	14,312,853

Total Short Term Investments (Identified Cost $17,273,188)		17,273,188

Total Investments—100.0% (Identified Cost $375,870,738) (c)		449,685,264
Liabilities in excess of other assets		(7,265)

Total Net Assets—100%		$449,677,999

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 91,679,149 and the collateral received consisted of cash in the amount of $ 93,185,984.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $375,870,738 and the composition of unrealized appreciation and depreciation of investment securities was $92,764,143 and $(18,949,617), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/06	Net Unrealized Appreciation
S&P 400 Index Futures	09/14/06	44	$16,521,120	$16,975,200	$454,080

*See accompanying notes to financial statements.

MSF-209

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$449,685,264
Cash		2,402
Collateral for securities loaned		93,185,984
Receivable for:
Fund shares sold		1,637,394
Accrued interest and dividends		450,575
Futures variation margin		96,800

Total Assets		545,058,419
Liabilities
Payable for:
Fund shares redeemed	$442,254
Securities purchased	1,508,764
Return of collateral for securities loaned	93,185,984
Accrued expenses:
Management fees	87,280
Service and distribution fees	34,705
Other expenses	121,433

Total Liabilities		95,380,420

Net Assets		$449,677,999

Net assets consists of:
Capital paid in		$369,294,570
Undistributed net investment income		1,279,595
Accumulated net realized gains		4,835,228
Unrealized appreciation on investments and futures contracts		74,268,606

Net Assets		$449,677,999

Computation of offering price:
Class A
Net asset value and redemption price per share ($248,203,429 divided by 17,917,617 shares outstanding)		$13.85

Class B
Net asset value and redemption price per share ($134,009,653 divided by 9,734,598 shares outstanding)		$13.77

Class E
Net asset value and redemption price per share ($67,464,917 divided by 4,888,023 shares outstanding)		$13.80

Identified cost of investments		$375,870,738

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$3,135,679
Interest		463,736	(a)

		3,599,415
Expenses
Management fees	$548,666
Service and distribution fees—Class B	156,039
Service and distribution fees—Class E	51,357
Directors’ fees and expenses	10,574
Custodian	78,481
Audit and tax services	13,759
Legal	6,648
Printing	68,289
Insurance	3,452
Miscellaneous	28,066

Total expenses	965,331
Management fee waivers	(15,363)	949,968

Net Investment Income		2,649,447

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	14,356,862
Futures contracts—net	(357,565)	13,999,297

Unrealized appreciation (depreciation) on:
Investments—net	(777,669)
Futures contracts—net	530,340	(247,329)

Net gain		13,751,968

Net Increase in Net Assets From Operations		$16,401,415

(a)	Includes income on securities loaned of $57,004.

See accompanying notes to financial statements.

MSF-210

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$2,649,447	$3,966,044
Net realized gain	13,999,297	24,822,590
Unrealized appreciation (depreciation)	(247,329)	14,518,665

Increase in net assets from operations	16,401,415	43,307,299

From Distributions to Shareholders
Net investment income
Class A	(3,033,150)	(1,458,624)
Class B	(1,184,116)	(389,047)
Class E	(707,784)	(359,618)

	(4,925,050)	(2,207,289)

Net realized gain
Class A	(17,215,175)	(10,681,839)
Class B	(9,009,575)	(4,087,811)
Class E	(4,763,930)	(3,300,297)

	(30,988,680)	(18,069,947)

Total distributions	(35,913,730)	(20,277,236)

Increase in net assets from capital share transactions	58,656,942	63,123,964

Total increase in net assets	39,144,627	86,154,027

Net Assets
Beginning of the period	410,533,372	324,379,345

End of the period	$449,677,999	$410,533,372

Undistributed Net Investment Income
End of the period	$1,279,595	$3,555,198

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	2,626,239	$38,780,019	4,348,162	$59,530,036
Shares issued through acquisition	263,230	3,819,469	0	0
Reinvestments	1,396,436	20,248,325	983,033	12,140,463
Redemptions	(2,473,983)	(36,266,539)	(3,643,624)	(49,774,072)

Net increase	1,811,922	$26,581,274	1,687,571	$21,896,427

Class B
Sales	2,040,097	$29,754,505	3,862,084	$52,145,073
Reinvestments	706,913	10,193,691	364,565	4,476,858
Redemptions	(786,411)	(11,363,305)	(1,169,425)	(15,858,271)

Net increase	1,960,599	$28,584,891	3,057,224	$40,763,660

Class E
Sales	351,597	$5,161,597	652,625	$8,852,544
Reinvestments	378,665	5,471,714	297,312	3,659,915
Redemptions	(485,057)	(7,142,534)	(888,419)	(12,048,582)

Net increase	245,205	$3,490,777	61,518	$463,877

Increase derived from capital share transactions	4,017,726	$58,656,942	4,806,313	$63,123,964

See accompanying notes to financial statements.

MSF-211

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.43		$13.71	$11.90	$8.87	$10.46	$10.64

Income From Investment Operations
Net investment income	0.09		0.15	0.11	0.08	0.05	0.06
Net realized and unrealized gain (loss) on investments	0.57		1.40	1.79	3.00	(1.60)	(0.19)

Total from investment operations	0.66		1.55	1.90	3.08	(1.55)	(0.13)

Less Distributions
Distributions from net investment income	(0.19)		(0.10)	(0.06)	(0.05)	(0.04)	(0.02)
Distributions from net realized capital gains	(1.05)		(0.73)	(0.03)	0.00	0.00	(0.03)

Total distributions	(1.24)		(0.83)	(0.09)	(0.05)	(0.04)	(0.05)

Net Asset Value, End of Period	$13.85		$14.43	$13.71	$11.90	$8.87	$10.46

Total Return (%)	4.2	(b)	12.3	16.0	35.0	(14.9)	(1.2)
Ratio of operating expenses to average net assets (%)	0.34	(c)	0.34	0.35	0.40	0.43	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	0.40	0.43	0.52
Ratio of net investment income to average net assets (%)	1.30	(c)	1.18	0.85	0.85	0.70	0.71
Portfolio turnover rate (%)	35	(c)	33	42	22	46	45
Net assets, end of period (000)	$248,203		$232,461	$197,642	$180,211	$117,340	$97,505

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$14.32		$13.61	$11.83	$8.83	$10.43	$10.54

Income From Investment Operations
Net investment income	0.07		0.11	0.06	0.05	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.57		1.40	1.79	2.99	(1.60)	(0.10)

Total from investment operations	0.64		1.51	1.85	3.04	(1.57)	(0.06)

Less Distributions
Distributions from net investment income	(0.14)		(0.07)	(0.04)	(0.04)	(0.03)	(0.02)
Distributions from net realized capital gains	(1.05)		(0.73)	(0.03)	0.00	0.00	(0.03)

Total distributions	(1.19)		(0.80)	(0.07)	(0.04)	(0.03)	(0.05)

Net Asset Value, End of Period	$13.77		$14.32	$13.61	$11.83	$8.83	$10.43

Total Return (%)	4.1	(b)	12.0	15.7	34.5	(15.1)	3.1 (b)
Ratio of operating expenses to average net assets (%)	0.59	(c)	0.59	0.60	0.65	0.68	0.70 (c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	0.65	0.68	0.77 (c)
Ratio of net investment income to average net assets (%)	1.06	(c)	0.94	0.61	0.61	0.46	0.48 (c)
Portfolio turnover rate (%)	35	(c)	33	42	22	46	45
Net assets, end of period (000)	$134,010		$111,361	$64,207	$31,858	$12,790	$5,895

(a)	Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-212

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$14.37		$13.65	$11.86	$8.85	$10.45	$10.54

Income From Investment Operations
Net investment income	0.09		0.14	0.08	0.06	0.05	0.00
Net realized and unrealized gain (loss) on investments	0.55		1.39	1.79	3.00	(1.61)	(0.09)

Total from investment operations	0.64		1.53	1.87	3.06	(1.56)	(0.09)

Less Distributions
Distributions from net investment income	(0.16)		(0.08)	(0.05)	(0.05)	(0.04)	0.00
Distributions from net realized capital gains	(1.05)		(0.73)	(0.03)	0.00	0.00	0.00

Total distributions	(1.21)		(0.81)	(0.08)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$13.80		$14.37	$13.65	$11.86	$8.85	$10.45

Total Return (%)	4.1	(b)	12.2	15.9	34.8	(15.0)	(0.9	)(b)
Ratio of operating expenses to average net assets (%)	0.49	(c)	0.49	0.50	0.55	0.58	0.60	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	0.55	0.58	0.67	(c)
Ratio of net investment income to average net assets (%)	1.15	(c)	1.03	0.71	0.71	0.62	0.00	(c)
Portfolio turnover rate (%)	35	(c)	33	42	22	46	45
Net assets, end of period (000)	$67,465		$66,712	$62,530	$49,881	$9,804	$0.1

(a)	Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-213

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—95.9% of Total Net Assets

Security Description	Shares	Value*

Auto Components—1.6%
Johnson Controls, Inc.	157,100	$12,916,762

Automobiles—1.7%
Harley-Davidson, Inc. (a)	251,800	13,821,302

Beverages—1.2%
Constellation Brands, Inc. (b)	409,400	10,235,000

Capital Markets—1.5%
The Bear Stearns Co., Inc.	90,800	12,719,264

Communications Equipment—2.4%
Arris Group, Inc. (a) (b)	1,005,100	13,186,912
Avaya, Inc. (b)	601,000	6,863,420

		20,050,332

Computers & Peripherals—1.5%
Lexmark International, Inc. (Class A) (b)	223,700	12,489,171

Construction & Engineering—1.5%
Chicago Building & Iron Co., NV (a)	506,900	12,241,635

Diversified Consumer Services—0.9%
Career Education Corp. (b)	249,800	7,466,522

Electric Utilities—2.3%
DPL, Inc. (a)	365,200	9,787,360
Edison International	246,200	9,601,800

		19,389,160

Gas Utilities—1.2%
National Fuel Gas Co.	272,300	9,568,622

Health Care Providers & Services—7.4%
Aetna, Inc.	372,100	14,857,953
Coventry Health Care, Inc. (b)	320,950	17,632,993
LifePoint Hospitals, Inc. (b)	368,700	11,846,331
Omnicare, Inc.	324,500	15,387,790
Triad Hospitals, Inc. (b)	32,100	1,270,518

		60,995,585

Household Durables—11.6%
Beazer Homes USA, Inc. (a)	128,400	5,889,708
Centex Corp.	252,600	12,705,780
Hovnanian Enterprises, Inc. (Class A) (a) (b)	439,200	13,211,136
Jarden Corp. (a)	212,200	6,461,490
KB Home	230,100	10,550,085
Lennar Corp. (Class A)	255,100	11,318,787
Meritage Homes Corp. (a) (b)	78,400	3,704,400
NVR, Inc.	15,500	7,614,375
Pulte Homes, Inc.	397,000	11,429,630
Whirlpool Corp. (a)	160,600	13,273,590

		96,158,981

Security Description	Shares	Value*

Independent Power Producers & Energy Traders—5.1%
Mirant Corp. (b)	430,600	$11,540,080
NRG Energy, Inc. (b)	195,200	9,404,736
TXU Corp.	348,600	20,842,794

		41,787,610

Insurance—1.1%
The PMI Group, Inc.	209,400	9,335,052

Machinery—9.7%
Eaton Corp.	156,300	11,785,020
Joy Global, Inc.	353,600	18,419,024
Terex Corp. (b)	213,800	21,102,060
The Manitowoc Co., Inc.	290,100	12,909,450
The Timkin Co.	474,800	15,910,548

		80,126,102

Metals & Mining—3.2%
Cleveland-Cliffs, Inc. (a)	120,700	9,570,303
Phelps Dodge Corp.	210,400	17,286,464

		26,856,767

Oil, Gas & Consumable Fuels—20.5%
Arch Coal, Inc. (a)	435,200	18,439,424
Canadian Natural Resources, Ltd.	343,700	19,034,106
Denbury Resources, Inc. (b)	547,400	17,336,158
Foundation Coal Holdings, Inc.	213,000	9,996,090
Frontline, Ltd. (a)	198,000	7,494,300
General Maritime Corp. (a)	111,900	4,135,824
Peabody Energy Corp.	326,000	18,174,500
Quicksilver Resources, Inc. (a) (b)	326,350	12,012,944
Ship Finance International, Ltd. (a)	33,700	583,347
Southwestern Energy Co. (b)	345,100	10,753,316
Sunoco, Inc.	104,200	7,220,018
Talisman Energy, Inc.	760,200	13,288,296
Williams Cos., Inc.	651,700	15,223,712
XTO Energy, Inc.	348,008	15,406,314

		169,098,349

Personal Products—1.6%
NBTY, Inc. (b)	553,400	13,231,794

Pharmaceuticals—1.4%
Shire, Plc. (ADR)	267,600	11,835,948

Real Estate—4.0%
Colonial Properties Trust (REIT)	167,500	8,274,500
Developers Diversified Realty Corp. (REIT)	191,700	10,002,906
First Industrial Realty Trust, Inc. (REIT) (a)	61,900	2,348,486
iStar Financial, Inc. (REIT)	214,400	8,093,600
Trizec Properties, Inc. (REIT)	138,700	3,972,368

		32,691,860

Semiconductors & Semiconductor Equipment—1.0%
International Rectifier Corp. (b)	212,300	8,296,684

*See accompanying notes to financial statements.

MSF-214

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—3.8%
Activision, Inc. (b)	757,500	$8,620,350
Check Point Software Technologies, Ltd. (b)	478,106	8,405,103
McAfee, Inc. (b)	242,900	5,895,183
Take-Two Interactive Software, Inc. (a)	781,200	8,327,592

		31,248,228

Specialty Retail—5.4%
Advance Auto Parts, Inc. (b)	370,750	10,714,675
Aeropostale, Inc. (b)	254,600	7,355,394
Hot Topic, Inc. (a) (b)	526,700	6,062,317
Ross Stores, Inc.	348,700	9,781,035
TJX Cos., Inc.	473,600	10,826,496

		44,739,917

Thrifts & Mortgage Finance—3.1%
Hudson City Bancorp, Inc.	915,800	12,207,614
IndyMac Bancorp, Inc. (a)	285,300	13,081,005

		25,288,619

Trading Companies & Distributors—1.2%
United Rentals, Inc. (a) (b)	324,300	10,371,114

Total Common Stock (Identified Cost $720,775,818)		792,960,380

Preferred Stock—0.8%

Aerospace & Defense—0.8%
Empresa Brasileira de Aeronautica S.A. (ADR) (a)	182,700	6,663,069

Total Preferred Stock (Identified Cost $6,272,258)		6,663,069

Short Term Investments—3.4%
Security Description	Face Amount	Value*

Repurchase Agreement—3.4%
State Street Corp. Repurchase Agreement dated 06/30/06 at 1.700% to be repurchased at $27,503,896 on 07/03/06 collateralized by $28,400,000 U.S. Treasury Note 5.125% due 06/30/11 with a value of $28,329,000.	$27,500,000	$27,500,000

Total Short Term Investments (Identified Cost $27,500,000)		27,500,000

Total Investments—100.1% (Identified Cost $754,548,076) (c)		827,123,449
Liabilities in excess of other assets		(471,853)

Total Net Assets—100%		$826,651,596

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 98,558,531 and the collateral received consisted of cash in the amount of $101,327,901.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $754,548,076 and the composition of unrealized appreciation and depreciation of investment securities was $121,691,354 and $(49,115,981), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

*See accompanying notes to financial statements.

MSF-215

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$827,123,449
Cash		844
Collateral for securities loaned		101,327,901
Receivable for:
Securities sold		583,257
Fund shares sold		2,163,390
Accrued interest and dividends		680,757
Foreign taxes		1,702

Total Assets		931,881,300
Liabilities
Payable for:
Fund shares redeemed	$1,077,859
Securities purchased	2,134,213
Withholding taxes	18,558
Return of collateral for securities loaned	101,327,901
Accrued expenses:
Management fees	436,546
Service and distribution fees	63,008
Other expenses	171,619

Total Liabilities		105,229,704

Net Assets		$826,651,596

Net assets consists of:
Capital paid in		$738,978,089
Undistributed net investment income		4,023,811
Accumulated net realized gains		11,074,951
Unrealized appreciation on investments and foreign currency		72,574,745

Net Assets		$826,651,596

Computation of offering price:
Class A
Net asset value and redemption price per share ($471,336,413 divided by 24,175,688 shares outstanding)		$19.50

Class B
Net asset value and redemption price per share ($264,439,549 divided by 13,687,995 shares outstanding)		$19.32

Class E
Net asset value and redemption price per share ($90,875,634 divided by 4,675,327 shares outstanding)		$19.44

Identified cost of investments		$754,548,076

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$6,517,090	(a)
Interest		436,951	(b)

		6,954,041
Expenses
Management fees	$2,631,098
Service and distribution fees—Class B	302,305
Service and distribution fees—Class E	71,053
Directors’ fees and expenses	10,574
Custodian	77,098
Audit and tax services	13,759
Legal	11,882
Printing	115,794
Insurance	5,890
Miscellaneous	4,359

Total expenses	3,243,812
Expense reductions	(88,456)	3,155,356

Net Investment Income		3,798,685

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	11,703,727
Foreign currency transactions—net	(356)	11,703,371

Unrealized depreciation on:
Investments—net	(2,259,464)
Foreign currency transactions—net	(628)	(2,260,092)

Net gain		9,443,279

Net Increase in Net Assets From Operations		$13,241,964

(a)	Net of foreign taxes of $26,483.
(b)	Includes income on securities loaned of $170,987.

See accompanying notes to financial statements.

MSF-216

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$3,798,685	$3,639,844
Net realized gain	11,703,371	72,027,591
Unrealized depreciation	(2,260,092)	(2,077,328)

Increase in net assets from operations	13,241,964	73,590,107

From Distributions to Shareholders
Net investment income
Class A	(2,278,227)	(1,093,272)
Class B	(662,115)	(154,056)
Class E	(335,325)	(131,834)

	(3,275,667)	(1,379,162)

Net realized gain
Class A	(41,155,752)	(31,397,414)
Class B	(22,662,908)	(11,326,185)
Class E	(8,496,350)	(6,923,173)

	(72,315,010)	(49,646,772)

Total distributions	(75,590,677)	(51,025,934)

Increase in net assets from capital share transactions	157,959,989	214,706,022

Total increase in net assets	95,611,276	237,270,195

Net Assets
Beginning of the period	731,040,320	493,770,125

End of the period	$826,651,596	$731,040,320

Undistributed Net Investment Income
End of the period	$4,023,811	$3,500,793

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	4,898,796	$103,302,397	8,737,915	$177,372,794
Reinvestments	2,095,223	43,433,979	1,812,085	32,490,686
Redemptions	(3,267,464)	(68,835,780)	(5,956,353)	(121,309,235)

Net increase	3,726,555	$77,900,596	4,593,647	$88,554,245

Class B
Sales	3,682,043	$76,774,889	6,217,998	$123,832,063
Reinvestments	1,135,038	23,325,023	645,320	11,480,241
Redemptions	(1,209,262)	(25,101,588)	(1,334,921)	(26,627,523)

Net increase	3,607,819	$74,998,324	5,528,397	$108,684,781

Class E
Sales	580,616	$12,327,969	1,463,500	$29,390,220
Reinvestments	427,270	8,831,675	394,355	7,055,007
Redemptions	(767,113)	(16,098,575)	(948,685)	(18,978,231)

Net increase	240,773	$5,061,069	909,170	$17,466,996

Increase derived from capital share transactions	7,575,147	$157,959,989	11,031,214	$214,706,022

See accompanying notes to financial statements.

MSF-217

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.97		$20.67	$17.35	$12.76	$14.16	$14.82

Income From Investment Operations
Net investment income	0.09		0.12	0.07	0.06	0.06	0.13
Net realized and unrealized gain (loss) on investments	0.50		2.08	3.82	4.58	(1.42)	(0.50)

Total from investment operations	0.59		2.20	3.89	4.64	(1.36)	(0.37)

Less Distributions
Distributions from net investment income	(0.11)		(0.06)	(0.05)	(0.05)	(0.01)	(0.03)
Distributions from net realized capital gains	(1.95)		(1.84)	(0.52)	0.00	(0.03)	(0.26)

Total distributions	(2.06)		(1.90)	(0.57)	(0.05)	(0.04)	(0.29)

Net Asset Value, End of Period	$19.50		$20.97	$20.67	$17.35	$12.76	$14.16

Total Return (%)	2.2	(b)	12.3	22.9	36.5	(9.6)	(2.5)
Ratio of operating expenses to average net assets before expense reductions (%)	0.72	(c)	0.76	0.76	0.80	0.80	0.81
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.70	(c)	0.75	0.73	0.77	0.77	0.69
Ratio of net investment income to average net assets (%)	1.05	(c)	0.67	0.43	0.41	0.43	0.90
Portfolio turnover rate (%)	46	(c)	90	55	61	84	212
Net assets, end of period (000)	$471,336		$428,897	$327,782	$222,050	$156,117	$160,074

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$20.78		$20.51	$17.23	$12.69	$14.12	$14.36

Income From Investment Operations
Net investment income	0.07		0.07	0.03	0.03	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.48		2.06	3.79	4.55	(1.40)	(0.28)

Total from investment operations	0.55		2.13	3.82	4.58	(1.39)	(0.24)

Less Distributions
Distributions from net investment income	(0.06)		(0.02)	(0.02)	(0.04)	(0.01)	0.00
Distributions from net realized capital gains	(1.95)		(1.84)	(0.52)	0.00	(0.03)	0.00

Total distributions	(2.01)		(1.86)	(0.54)	(0.04)	(0.04)	0.00

Net Asset Value, End of Period	$19.32		$20.78	$20.51	$17.23	$12.69	$14.12

Total Return (%)	2.1	(b)	11.9	22.7	36.2	(9.9)	(1.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.97	(c)	1.01	1.01	1.05	1.05	1.06	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.95	(c)	0.99	0.98	1.02	1.02	0.97	(c)
Ratio of net investment income to average net assets (%)	0.81	(c)	0.46	0.17	0.18	0.17	0.77	(c)
Portfolio turnover rate (%)	46	(c)	90	55	61	84	212
Net assets, end of period (000)	$264,440		$209,448	$93,366	$27,173	$11,113	$2,410

(a)	Commencement of operations was May 1, 2001 for Classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-218

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$20.90		$20.61	$17.31	$12.74	$14.15	$14.37

Income From Investment Operations
Net investment income	0.09		0.10	0.05	0.05	0.03	0.00
Net realized and unrealized gain (loss) on investments	0.48		2.06	3.81	4.57	(1.40)	(0.22)

Total from investment operations	0.57		2.16	3.86	4.62	(1.37)	(0.22)

Less Distributions
Distributions from net investment income	(0.08)		(0.03)	(0.04)	(0.05)	(0.01)	0.00
Distributions from net realized capital gains	(1.95)		(1.84)	(0.52)	0.00	(0.03)	0.00

Total distributions	(2.03)		(1.87)	(0.56)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$19.44		$20.90	$20.61	$17.31	$12.74	$14.15

Total Return (%)	2.1	(b)	12.1	22.8	36.4	(9.7)	(1.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	(c)	0.91	0.91	0.95	0.95	0.96	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.85	(c)	0.90	0.88	0.92	0.92	0.87	(c)
Ratio of net investment income to average net assets (%)	0.90	(c)	0.52	0.28	0.29	0.29	0.67	(c)
Portfolio turnover rate (%)	46	(c)	90	55	61	84	212
Net assets, end of period (000)	$90,876		$92,695	$72,652	$28,400	$5,735	$32

(a)	Commencement of operations was May 1, 2001 for Classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-219

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—98.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.6%
K&F Industries Holdings, Inc. (a)	334,900	$5,937,777

Biotechnology—0.6%
PRA International (a)	255,424	5,688,292

Building Products—0.6%
Goodman Global, Inc.	389,100	5,906,538

Capital Markets—4.2%
Jefferies Group, Inc.	356,500	10,563,095
Piper Jaffray Co. (a)	497,500	30,451,975

		41,015,070

Commercial Banks—13.6%
Boston Private Financial Holdings, Inc. (a)	475,000	13,252,500
Cathay General Bancorp (a) (b)	245,100	8,916,738
Central Pacific Financial Corp. (a)	189,200	7,322,040
First Midwest Bancorp, Inc. (a)	401,900	14,902,452
First Niagara Financial Group, Inc. (a)	486,700	6,823,534
Harbor Florida Bancshares, Inc. (a)	34,300	1,273,902
Sterling Bancshares, Inc. (a)	566,300	10,618,125
Sterling Financial Corp. (Washington) (a)	623,600	19,026,036
Taylor Capital Group, Inc. (a)	312,800	12,765,368
Trustmark Corp. (a)	309,300	9,579,021
Umpqua Holdings Corp. (a)	320,100	8,210,565
WestAmerica Bancorp (a)	122,300	5,989,031
Wintrust Financial Corp. (a)	268,900	13,673,565

		132,352,877

Commercial Services & Supplies—8.1%
Copart, Inc. (b)	347,300	8,529,688
Pike Electric Corp. (a)	438,700	8,449,362
The Brinks Co. (a)	590,100	33,287,541
Waste Connections, Inc. (a) (b)	381,800	13,897,520
Watson Wyatt & Co. Holdings (a) (b)	407,000	14,301,980

		78,466,091

Communications Equipment—1.2%
Polycom, Inc. (a) (b)	548,100	12,014,352

Computers & Peripherals—2.4%
Electronics for Imaging, Inc. (a)	447,600	9,345,888
Imation Corp.	345,600	14,186,880

		23,532,768

Construction & Engineering—1.3%
Washington Group International, Inc. (b)	232,900	12,422,886

Containers & Packaging—2.5%
AptarGroup, Inc.	144,100	7,148,801
Silgan Holdings, Inc.	195,900	7,250,259
Smurfit-Stone Container Corp. (a) (b)	885,200	9,684,088

		24,083,148

Diversified Consumer Services—1.8%
Jackson Hewitt Tax Service, Inc.	215,800	6,765,330
Regis Corp. (a)	300,600	10,704,366

		17,469,696

Security Description	Shares	Value*

Electric Utilities—2.5%
Black Hills Corp. (a)	381,700	$13,103,761
El Paso Electric Co. (a)	538,000	10,846,080

		23,949,841

Electronic Equipment & Instruments—0.7%
Thermo Electron Corp. (b)	187,800	6,805,872

Energy Equipment & Services—0.6%
CARBO Ceramics, Inc. (a)	113,200	5,561,516

Food & Staples Retailing—0.4%
BJ’s Wholesale Club, Inc. (a) (b)	149,700	4,243,995

Food Products—2.5%
Chiquita Brands International, Inc. (a)	583,200	8,036,496
Hain Celestial Group, Inc. (a) (b)	622,200	16,027,872

		24,064,368

Health Care Equipment & Supplies—2.5%
DJ Orthopedics, Inc. (a)	613,400	22,591,522
Polymedica Corp.	59,100	2,125,236

		24,716,758

Health Care Providers & Services—5.8%
AmSurg Corp. (a) (b)	345,800	7,866,950
HMS Holdings Corp.	830,600	8,904,032
Magellan Health Services, Inc. (a)	325,500	14,748,405
Per-Se Technologies, Inc. (a)	611,400	15,395,052
Radiation Therapy Services, Inc. (a) (b)	356,247	9,586,607

		56,501,046

Hotels, Restaurants & Leisure—6.4%
Gaylord Entertainment Co. (a) (b)	339,200	14,802,688
Landry’s Restaurants, Inc. (a)	312,100	10,127,645
Orient-Express Hotels, Ltd. (Class A) (a)	340,400	13,221,136
Riviera Holdings Corp. (a)	274,900	5,552,980
Ryan’s Restaurant Group, Inc. (a)	498,700	5,939,517
Vail Resorts, Inc. (a)	338,800	12,569,480

		62,213,446

Household Durables—1.9%
Directed Electronics, Inc.	475,383	6,237,025
Jarden Corp. (a)	414,049	12,607,792

		18,844,817

Industrial Conglomerates—2.2%
Walter Industries, Inc. (a)	375,300	21,636,045

Insurance—6.6%
Aspen Insurance Holdings, Ltd. (a)	515,300	12,001,337
Endurance Specialty Holdings, Ltd.	200,300	6,409,600
Hanover Insurance Group, Inc.	432,700	20,535,942
National Financial Partners Corp. (a)	363,300	16,097,823
Platinum Underwriters Holdings, Ltd. (a)	313,400	8,768,932

		63,813,634

Internet Software & Services—1.0%
SkillSoft, Plc. (ADR) (a) (b)	1,649,300	10,093,716

*See accompanying notes to financial statements.

MSF-220

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—2.9%
CACI International, Inc. (Class A) (a) (b)	167,200	9,752,776
Forrester Research, Inc. (a) (b)	319,100	8,928,418
The BISYS Group, Inc. (b)	710,300	9,731,110

		28,412,304

Leisure Equipment & Products—1.3%
Marvel Entertainment, Inc. (a) (b)	399,800	7,996,000
RC2 Corp. (a) (b)	116,000	4,484,560

		12,480,560

Machinery—2.9%
IDEX Corp. (a)	176,800	8,344,960
Kennametal, Inc.	110,700	6,891,075
The Timkin Co.	210,800	7,063,908
Watts Industries, Inc. (a)	175,600	5,891,380

		28,191,323

Marine—0.6%
American Commercial Lines, Inc. (a) (b)	93,200	5,615,300

Media—1.8%
Regal Entertainment Group (a)	569,400	11,570,208
Scholastic Corp. (b)	238,800	6,201,636

		17,771,844

Multi-Utilities—1.0%
PNM Resources, Inc. (a)	388,700	9,701,952

Multiline Retail—0.7%
Saks, Inc. (a)	418,100	6,760,677

Oil, Gas & Consumable Fuels—3.9%
Comstock Resources, Inc. (b)	252,000	7,524,720
Foundation Coal Holdings, Inc.	111,000	5,209,230
Goodrich Petroleum Corp. (a) (b)	191,600	5,439,524
Massey Energy Co. (a)	364,423	13,119,228
Whiting Petroleum Corp. (a)	153,800	6,439,606

		37,732,308

Pharmaceuticals—1.4%
Andrx Corp. (b)	447,700	10,382,163
Valeant Pharmaceuticals International, Inc. (a)	184,200	3,116,664

		13,498,827

Security Description	Shares	Value*

Real Estate—2.9%
Corporate Office Properties Trust (REIT)	184,100	$7,746,928
Education Realty Trust, Inc. (REIT) (a)	346,400	5,767,560
Innkeepers USA Trust (REIT) (a)	377,200	6,518,016
Strategic Hotel Capital, Inc. (REIT) (a)	407,900	8,459,846

		28,492,350

Road & Rail—0.6%
Vitran Corp., Inc.	239,700	5,630,553

Semiconductors & Semiconductor Equipment—0.5%
PMC-Sierra, Inc. (a) (b)	551,200	5,181,280

Software—0.7%
FileNET Corp. (a) (b)	233,200	6,280,076

Specialty Retail—4.2%
OfficeMax, Inc.	233,900	9,531,425
PETCO Animal Supplies, Inc. (a)	498,600	10,186,398
Stage Stores, Inc. (a)	289,449	9,551,817
The Finish Line, Inc. (Class A) (a)	407,800	4,824,274
The Talbots, Inc. (a)	360,272	6,647,018

		40,740,932

Textiles, Apparel & Luxury Goods—2.7%
Phillips-Van Heusen Corp. (a)	430,300	16,420,248
The Warnaco Group, Inc. (a) (b)	536,900	10,029,292

		26,449,540

Thrifts & Mortgage Finance—0.8%
WSFS Financial Corp. (a)	131,270	8,066,542

Total Common Stock (Identified Cost $934,398,966)		962,340,917

Short Term Investments—1.4%
Security Description	Face Amount	Value*

Discount Notes—1.4%
Federal Home Loan Bank 4.750%, 07/03/06	$14,000,000	13,996,306

Total Short Term Investments (Identified Cost $13,996,306)		13,996,306

Total Investments—100.3% (Identified Cost $948,395,272) (c)		976,337,223
Liabilities in excess of other assets		(3,183,500)

Total Net Assets—100%		$973,153,723

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $228,132,937 and the collateral received consisted of cash in the amount of $232,734,391.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $948,395,272 and the composition of unrealized appreciation and depreciation of investment securities was $ 62,985,959 and $(35,044,008), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

*See accompanying notes to financial statements.

MSF-221

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$976,337,223
Cash		56,689
Collateral for securities loaned		232,734,391
Receivable for:
Securities sold		11,715,226
Fund shares sold		1,395,949
Accrued interest and dividends		605,743

Total Assets		1,222,845,221
Liabilities
Payable for:
Fund shares redeemed	$1,214,075
Securities purchased	14,739,215
Return of collateral for securities loaned	232,734,391
Accrued expenses:
Management fees	659,192
Service and distribution fees	57,716
Other expenses	286,909

Total Liabilities		249,691,498

Net Assets		$973,153,723

Net assets consists of:
Capital paid in		$871,166,443
Undistributed net investment income		1,859,132
Accumulated net realized gains		72,186,198
Unrealized appreciation on investments		27,941,950

Net Assets		$973,153,723

Computation of offering price:
Class A
Net asset value and redemption price per share ($586,701,328 divided by 36,567,836 shares outstanding)		$16.04

Class B
Net asset value and redemption price per share ($140,163,847 divided by 8,839,336 shares outstanding)		$15.86

Class E
Net asset value and redemption price per share ($246,288,548 divided by 15,482,808 shares outstanding)		$15.91

Identified cost of investments		$948,395,272

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$5,190,513	(a)
Interest		732,311

		5,922,824
Expenses
Management fees	$4,104,909
Service and distribution fees—Class B	162,771
Service and distribution fees—Class E	192,128
Directors’ fees and expenses	10,573
Custodian	95,841
Audit and tax services	13,760
Legal	15,035
Printing	227,282
Insurance	9,079
Miscellaneous	7,001

Total expenses	4,838,379
Expense reductions	(262,195)	4,576,184

Net Investment Income		1,346,640

Realized and Unrealized Gain
Realized gain on:
Investments—net		72,757,300
Unrealized depreciation on:
Investments—net		(18,976,251)

Net gain		53,781,049

Net Increase in Net Assets From Operations		$55,127,689

(a)	Includes income on securities loaned of $127,370.

See accompanying notes to financial statements.

MSF-222

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$1,346,640	$3,502,100
Net realized gain	72,757,300	188,560,892
Unrealized depreciation	(18,976,251)	(152,734,201)

Increase in net assets from operations	55,127,689	39,328,791

From Distributions to Shareholders
Net investment income
Class A	(1,945,245)	0
Class B	(102,941)	0
Class E	(458,488)	0

	(2,506,674)	0

Net realized gain
Class A	(115,020,430)	(42,516,221)
Class B	(25,158,754)	(5,460,595)
Class E	(48,023,370)	(17,557,622)

	(188,202,554)	(65,534,438)

Total distributions	(190,709,228)	(65,534,438)

Increase in net assets from capital share transactions	134,267,322	1,426,644

Total (decrease) in net assets	(1,314,217)	(24,779,003)

Net Assets
Beginning of the period	974,467,940	999,246,943

End of the period	$973,153,723	$974,467,940

Undistributed Net Investment Income
End of the period	$1,859,132	$3,019,166

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	2,849,400	$52,674,654	5,458,141	$99,439,133
Reinvestments	6,941,583	116,965,675	2,538,282	42,516,221
Redemptions	(5,783,431)	(104,639,534)	(10,228,100)	(186,914,961)

Net increase (decrease)	4,007,552	$65,000,795	(2,231,677)	$(44,959,607)

Class B
Sales	1,593,220	$28,502,750	3,682,166	$66,518,582
Reinvestments	1,516,308	25,261,695	328,952	5,460,595
Redemptions	(636,586)	(11,519,364)	(729,889)	(13,169,328)

Net increase	2,472,942	$42,245,081	3,281,229	$58,809,849

Class E
Sales	523,719	$9,602,406	1,110,787	$20,092,410
Reinvestments	2,901,368	48,481,858	1,055,146	17,557,622
Redemptions	(1,712,382)	(31,062,818)	(2,761,705)	(50,073,630)

Net increase (decrease)	1,712,705	$27,021,446	(595,772)	$(12,423,598)

Increase derived from capital share transactions	8,193,199	$134,267,322	453,780	$1,426,644

See accompanying notes to financial statements.

MSF-223

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.55		$19.17	$16.62	$11.07	$14.13	$12.24

Income From Investment Operations
Net investment income (loss)	0.03		0.08	0.00	(0.01)	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	1.19		0.57	2.55	5.56	(2.95)	1.94

Total from investment operations	1.22		0.65	2.55	5.55	(2.99)	1.96

Less Distributions
Distributions from net investment income	(0.06)		0.00	0.00	0.00	(0.01)	(0.01)
Distributions from net realized capital gains	(3.67)		(1.27)	0.00	0.00	(0.06)	(0.06)

Total distributions	(3.73)		(1.27)	0.00	0.00	(0.07)	(0.07)

Net Asset Value, End of Period	$16.04		$18.55	$19.17	$16.62	$11.07	$14.13

Total Return (%)	5.6	(b)	4.2	15.3	50.1	(21.3)	16.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	(c)	0.89	0.89	0.93	0.95	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.85	(c)	0.84	0.87	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.34	(c)	0.42	(0.03)	(0.10)	(0.28)	0.18
Portfolio turnover rate (%)	162	(c)	175	33	44	27	15
Net assets, end of period (000)	$586,701		$604,086	$666,800	$561,245	$319,202	$291,426

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$18.35		$19.02	$16.53	$11.04	$14.12	$14.12

Income From Investment Operations
Net investment income (loss)	0.01		0.03	0.00	(0.01)	0.00	0.00
Net realized and unrealized gain (loss) on investments	1.19		0.57	2.49	5.50	(3.01)	0.00

Total from investment operations	1.20		0.60	2.49	5.49	(3.01)	0.00

Less Distributions
Distributions from net investment income	(0.02)		0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(3.67)		(1.27)	0.00	0.00	(0.06)	0.00

Total distributions	(3.69)		(1.27)	0.00	0.00	(0.07)	0.00

Net Asset Value, End of Period	$15.86		$18.35	$19.02	$16.53	$11.04	$14.12

Total Return (%)	5.5	(b)	3.9	15.1	49.7	(21.5)	0.00	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.15	(c)	1.14	1.14	1.18	1.20	1.23	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.10	(c)	1.09	1.12	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.10	(c)	0.20	(0.09)	(0.26)	(0.53)	0.00	(c)
Portfolio turnover rate (%)	162	(c)	175	33	44	27	15
Net assets, end of period (000)	$140,164		$116,849	$58,676	$1,120	$10	$0.1

(a)	Commencement of operations was May 1, 2001 for Classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-224

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$18.41		$19.06	$16.55	$11.04	$14.12	$14.12

Income From Investment Operations
Net investment income (loss)	0.02		0.05	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.19		0.57	2.53	5.53	(3.00)	0.01

Total from investment operations	1.21		0.62	2.51	5.51	(3.01)	0.00

Less Distributions
Distributions from net investment income	(0.04)		0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(3.67)		(1.27)	0.00	0.00	(0.06)	0.00

Total distributions	(3.71)		(1.27)	0.00	0.00	(0.07)	0.00

Net Asset Value, End of Period	$15.91		$18.41	$19.06	$16.55	$11.04	$14.12

Total Return (%)	5.6	(b)	4.0	15.2	49.9	(21.5)	0.00	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	(c)	1.04	1.04	1.08	1.10	1.13	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.00	(c)	0.99	1.02	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.19	(c)	0.27	(0.16)	(0.22)	(0.43)	(0.25	)(c)
Portfolio turnover rate (%)	162	(c)	175	33	44	27	15
Net assets, end of period (000)	$246,289		$253,532	$273,771	$178,240	$56,055	$6,720

(a)	Commencement of operations was May 1, 2001 for Classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-225

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—99.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.1%
Argon, Inc. (a)	59,850	$1,593,806
Essex Corp. (a)	36,100	664,962
K&F Industries Holdings, Inc.	19,400	343,962

		2,602,730

Air Freight & Logistics—1.4%
Forward Air Corp.	44,700	1,820,631

Airlines—1.6%
JetBlue Airways Corp. (a)	75,700	918,998
Republic Airways Holdings, Inc. (a)	61,900	1,053,538

		1,972,536

Auto Components—1.7%
Drew Industries, Inc. (a)	39,200	1,270,080
Tenneco, Inc.	35,240	916,240

		2,186,320

Biotechnology—3.8%
Digene Corp. (a)	23,800	922,012
Keryx Biopharmaceuticals, Inc. (a)	50,400	715,680
Myogen, Inc. (a)	28,100	814,900
Myriad Genetics, Inc.	50,500	1,275,125
Panacos Pharmaceuticals, Inc. (a)	30,200	166,704
Telik, Inc. (a)	55,800	920,700

		4,815,121

Building Products—0.4%
Goodman Global, Inc.	35,000	531,300

Capital Markets—1.4%
Ares Capital Corp.	41,738	706,624
GFI Group, Inc. (a)	18,700	1,008,865

		1,715,489

Chemicals—2.2%
Cabot Corp.	19,600	676,592
FMC Corp. (a)	20,100	1,294,239
Minerals Technologies, Inc.	15,700	816,400

		2,787,231

Commercial Banks—4.1%
East West Bancorp, Inc.	13,100	496,621
First Republic Bank	9,000	412,200
First State Bancorp	20,518	487,918
Franklin Bank Corp. (a)	22,000	444,180
Hancock Holding Co.	10,700	599,200
Signature Bank (a)	15,100	488,938
UCBH Holdings, Inc.	51,300	848,502
UMB Financial Corp.	9,400	313,396
Whitney Holdings Corp.	29,700	1,050,489

		5,141,444

Security Description	Shares	Value*

Commercial Services & Supplies—3.6%
Advance America Cash Advance Centers, Inc.	44,100	$773,514
CDI Corp.	32,700	948,300
Global Cash Access, Inc. (a)	40,400	631,452
Headwaters, Inc. (a)	34,400	879,264
LECG Corp. (a)	31,900	589,193
Resources Connection, Inc. (a)	30,600	765,612

		4,587,335

Communications Equipment—4.5%
Arris Group, Inc. (a)	96,700	1,268,704
F5 Networks, Inc. (a)	13,500	721,980
Ixia (a)	88,100	792,900
Netgear, Inc. (a)	26,900	582,385
Redback Networks, Inc. (a)	31,400	575,876
ViaSat, Inc. (a)	68,300	1,753,944

		5,695,789

Computers & Peripherals—0.5%
Xyratex, Ltd.	21,700	573,965

Diversified Consumer Services—1.6%
Jackson Hewitt Tax Service, Inc.	27,400	858,990
Lincoln Educational Services (a)	20,900	357,181
Strayer Education, Inc.	8,600	835,232

		2,051,403

Electronic Equipment & Instruments—4.1%
FLIR Systems, Inc. (a)	71,200	1,570,672
Greatbatch, Inc. (a)	21,500	507,400
Tektronix, Inc.	45,500	1,338,610
Trimble Navigation, Ltd. (a)	38,180	1,704,355

		5,121,037

Energy Equipment & Services—5.8%
FMC Technologies, Inc. (a)	26,800	1,807,928
Helix Energy Solutions Group, Inc. (a)	60,000	2,421,600
Oil States International, Inc. (a)	19,100	654,748
Seitel, Inc.	145,200	516,912
Superior Energy Services, Inc. (a)	57,500	1,949,250

		7,350,438

Health Care Equipment & Supplies—4.3%
Allscripts Heathcare Solutions, Inc.	53,100	931,905
American Medical Systems Holdings, Inc. (a)	51,000	849,150
DexCom, Inc.	37,100	503,818
Molecular Devices Corp. (a)	38,700	1,182,672
Trizetto Group	56,100	829,719
Varian, Inc. (a)	28,600	1,187,186

		5,484,450

Health Care Providers & Services—3.9%
Parexel International Corp. (a)	45,500	1,312,675
Psychiatric Solutions, Inc. (a)	36,200	1,037,492
RehabCare Group, Inc. (a)	33,700	585,706

*See accompanying notes to financial statements.

MSF-226

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
United Surgical Partners International, Inc. (a)	32,000	$962,240
VCA Antech, Inc. (a)	33,900	1,082,427

		4,980,540

Hotels, Restaurants & Leisure—6.4%
BJ’s Restaurants, Inc. (a)	31,300	699,242
Four Seasons Hotels, Inc.	18,300	1,124,352
Gaylord Entertainment Co. (a)	22,200	968,808
Orient-Express Hotels, Ltd. (Class A)	45,600	1,771,104
Panera Bread Co. (a)	13,900	934,636
Penn National Gaming, Inc. (a)	55,900	2,167,802
Red Lion Hotels Corp.	38,100	417,195

		8,083,139

Insurance—1.2%
Aspen Insurance Holdings, Ltd.	3,700	86,173
Max Re Capital, Ltd.	27,100	591,864
National Financial Partners Corp.	18,500	819,735

		1,497,772

Internet Software & Services—2.5%
aQuantive, Inc. (a)	6,600	167,178
Ariba, Inc.	102,200	841,106
Marchex, Inc. (a)	78,400	1,288,112
ValueClick, Inc. (a)	55,000	844,250

		3,140,646

IT Services—4.3%
BearingPoint, Inc. (a)	119,600	1,001,052
Euronet Worldwide, Inc.	32,500	1,247,025
Heartland Payment Systems, Inc. (a)	28,100	783,428
RightNow Technologies, Inc. (a)	55,000	917,400
Sapient Corp. (a)	281,600	1,492,480

		5,441,385

Machinery—2.1%
Flowserve Corp. (a)	24,800	1,411,120
The Manitowoc Co., Inc.	28,500	1,268,250

		2,679,370

Marine—0.8%
American Commercial Lines, Inc. (a)	16,600	1,000,150

Metals & Mining—1.4%
Alpha Natural Resources, Inc. (a)	29,200	572,904
RTI International Metals, Inc.	20,700	1,155,888

		1,728,792

Oil, Gas & Consumable Fuels—3.4%
Bill Barrett Corp. (a)	30,200	894,222
Denbury Resources, Inc. (a)	51,000	1,615,170
Mariner Energy, Inc. (a)	39,200	720,104
Western Refining, Inc.	50,400	1,087,632

		4,317,128

Security Description	Shares	Value*

Pharmaceuticals—4.4%
Adams Respiratory Therapeutics, Inc. (a)	24,700	$1,102,114
Angiotech Pharmaceuticals, Inc. (a)	43,200	507,600
Coley Pharmaceutical Group, Inc. (a)	47,900	553,245
Impax Laboratories, Inc. (a)	61,700	385,625
Penwest Pharmaceuticals Co. (a)	43,800	956,154
The Medicines Co. (a)	52,000	1,016,600
Trimeris, Inc. (a)	62,500	718,125
Vanda Pharmaceuticals, Inc.	38,600	321,538

		5,561,001

Real Estate—3.4%
CapitalSource, Inc. (REIT)	48,800	1,144,848
FelCor Lodging Trust, Inc. (REIT)	51,900	1,128,306
Innkeepers USA Trust (REIT)	55,000	950,400
LaSalle Hotel Properties (REIT)	22,000	1,018,600

		4,242,154

Road & Rail—1.4%
Knight Transportation, Inc.	84,575	1,708,415

Semiconductors & Semiconductor Equipment—10.3%
Actel Corp. (a)	29,900	429,065
Atheros Communications, Inc.	37,800	716,688
FormFactor, Inc. (a)	37,000	1,651,310
Microsemi Corp. (a)	63,520	1,548,618
Microtune, Inc. (a)	106,800	668,568
Netlogic Microsystems, Inc. (a)	40,900	1,319,025
Power Integrations, Inc. (a)	70,700	1,235,836
Silicon Laboratories, Inc. (a)	41,700	1,465,755
SiRF Technology Holdings, Inc.	34,200	1,101,924
Trident Microsystems, Inc. (a)	23,100	438,438
Varian Semiconductor Equipment, Inc. (a)	76,900	2,507,709

		13,082,936

Software—6.2%
Blackbaud, Inc.	17,500	397,250
Entrust, Inc. (a)	142,900	487,289
FileNET Corp. (a)	22,800	614,004
MICROS Systems, Inc. (a)	24,900	1,087,632
National Instruments Corp.	41,500	1,137,100
Nuance Communications, Inc.	130,700	1,314,842
Quest Software, Inc. (a)	82,000	1,151,280
THQ, Inc. (a)	38,150	824,040
Witness Systems, Inc. (a)	43,600	879,412

		7,892,849

Specialty Retail—2.5%
Christopher & Banks Corp.	15,000	435,000
Cost Plus, Inc. (a)	40,400	592,264
Hot Topic, Inc. (a)	49,400	568,594
J. Crew Group, Inc.	16,900	463,905
Tractor Supply Co. (a)	20,900	1,155,143

		3,214,906

*See accompanying notes to financial statements.

MSF-227

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—1.3%
Clayton Holdings, Inc. (a)	47,500	$619,875
Doral Financial Corp.	34,500	221,145
Financial Federal Corp.	30,800	856,548

		1,697,568

Trading Companies & Distributors—0.7%
Beacon Roofing Supply, Inc. (a)	37,800	831,978

Total Common Stock (Identified Cost $114,011,940)		125,537,948

Short Term Investments—3.9%
Security Description	Face Amount	Value*

Discount Notes—3.9%
Federal Home Loan Bank 4.900%, 07/03/06	$5,000,000	$4,998,639

Total Short Term Investments (Identified Cost $4,998,639)		4,998,639

Total Investments—103.2% (Identified Cost $119,010,579) (b)		130,536,587
Liabilities in excess of other assets		(4,073,814)

Total Net Assets—100%		$126,462,773

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $119,010,579 and the composition of unrealized appreciation and depreciation of investment securities was $17,155,016 and $(5,629,008), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

*See accompanying notes to financial statements.

MSF-228

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$130,536,587
Cash		5,412
Receivable for:
Securities sold		579,421
Fund shares sold		296,693
Accrued interest and dividends		35,835

Total Assets		131,453,948
Liabilities
Payable for:
Fund shares redeemed	$199,103
Securities purchased	4,607,693
Withholding taxes	131
Accrued expenses:
Management fees	104,197
Service and distribution fees	16,652
Other expenses	63,399

Total Liabilities		4,991,175

Net Assets		$126,462,773

Net assets consists of:
Capital paid in		$107,851,937
Undistributed net investment loss		(383,348)
Accumulated net realized gains		7,468,170
Unrealized appreciation on investments and foreign currency		11,526,014

Net Assets		$126,462,773

Computation of offering price:
Class A
Net asset value and redemption price per share ($35,902,530 divided by 3,425,870 shares outstanding)		$10.48

Class B
Net asset value and redemption price per share ($76,146,737 divided by 7,358,424 shares outstanding)		$10.35

Class E
Net asset value and redemption price per share ($14,413,506 divided by 1,384,298 shares outstanding)		$10.41

Identified cost of investments		$119,010,579

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$273,239 (a)
Interest		115,910

		389,149
Expenses
Management fees	$544,967
Deferred expense reimbursement	39,505
Service and distribution fees—Class B	88,413
Service and distribution fees—Class E	11,073
Directors’ fees and expenses	10,574
Custodian	51,529
Audit and tax services	13,759
Legal	1,867
Printing	19,558
Insurance	927
Miscellaneous	1,550

Total expenses	783,722
Expense reductions	(11,225)	772,497

Net Investment Loss		(383,348)

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		7,648,339
Unrealized appreciation (depreciation) on:
Investments—net	(1,784,964)
Foreign currency transactions—net	6	(1,784,958)

Net gain		5,863,381

Net Increase in Net Assets From Operations		$5,480,033

(a)	Net of foreign taxes of $387.

See accompanying notes to financial statements.

MSF-229

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment loss	$(383,348)	$(615,027)
Net realized gain	7,648,339	6,499,422
Unrealized depreciation	(1,784,958)	(526,903)

Increase in net assets from operations	5,480,033	5,357,492

From Distributions to Shareholders
Net realized gain
Class A	(1,777,360)	(1,092,133)
Class B	(3,557,737)	(1,500,258)
Class E	(727,182)	(501,060)

Total distributions	(6,062,279)	(3,093,451)

Increase in net assets from capital share transactions	18,192,640	25,487,835

Total increase in net assets	17,610,394	27,751,876

Net Assets
Beginning of the period	108,852,379	81,100,503

End of the period	$126,462,773	$108,852,379

Undistributed Net Investment Loss
End of the period	$(383,348)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	633,900	$7,033,254	962,709	$9,623,280
Reinvestments	158,977	1,777,360	120,147	1,092,133
Redemptions	(534,847)	(5,858,445)	(996,343)	(9,952,683)

Net increase	258,030	$2,952,169	86,513	$762,730

Class B
Sales	1,649,004	$17,833,467	3,436,232	$33,830,167
Reinvestments	321,967	3,557,737	166,510	1,500,258
Redemptions	(598,013)	(6,487,159)	(993,396)	(9,917,236)

Net increase	1,372,958	$14,904,045	2,609,346	$25,413,189

Class E
Sales	196,952	$2,179,163	312,152	$3,096,915
Reinvestments	65,453	727,182	55,366	501,060
Redemptions	(232,715)	(2,569,919)	(423,532)	(4,286,059)

Net increase (decrease)	29,690	$336,426	(56,014)	$(688,084)

Increase derived from capital share transactions	1,660,678	$18,192,640	2,639,845	$25,487,835

See accompanying notes to financial statements.

MSF-230

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$10.43		$10.35	$9.29	$6.41	$8.88	$10.00

Income From Investment Operations
Net investment income (loss)	(0.03)		(0.05)	(0.08)	(0.04)	(0.04)	0.00
Net realized and unrealized gain (loss) on investments	0.63		0.48	1.14	2.92	(2.43)	(1.12)

Total from investment operations	0.60		0.43	1.06	2.88	(2.47)	(1.12)

Less Distributions
Distributions from net realized capital gains	(0.55)		(0.35)	0.00	0.00	0.00	0.00

Total distributions	(0.55)		(0.35)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.48		$10.43	$10.35	$9.29	$6.41	$8.88

Total Return (%)	5.4	(b)	4.7	11.4	44.9	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.13	(c)	1.13	1.15	1.13	1.05	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.11	(c)	1.11	1.15	N/A	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.13	(c)	1.13	N/A	1.32	1.51	2.69	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.47	)(c)	(0.52)	(0.80)	(0.68)	(0.60)	0.00	(c)
Portfolio turnover rate (%)	79	(c)	52	50	38	33	67	(c)
Net assets, end of period (000)	$35,903		$33,042	$31,892	$25,762	$12,079	$7,468

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$10.32		$10.27	$9.24	$6.39	$8.88	$10.00

Income From Investment Operations
Net investment loss	(0.03)		(0.05)	(0.08)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.61		0.45	1.11	2.90	(2.45)	(1.11)

Total from investment operations	0.58		0.40	1.03	2.85	(2.49)	(1.12)

Less Distributions
Distributions from net realized capital gains	(0.55)		(0.35)	0.00	0.00	0.00	0.00

Total distributions	(0.55)		(0.35)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.35		$10.32	$10.27	$9.24	$6.39	$8.88

Total Return (%)	5.2	(b)	4.4	11.1	44.6	(28.0)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.38	(c)	1.38	1.40	1.38	1.30	1.30	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.36	(c)	1.36	1.40	N/A	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.38	(c)	1.38	N/A	1.57	1.76	2.94	(c)
Ratio of net investment loss to average net assets (%)	(0.72	)(c)	(0.73)	(1.05)	(0.93)	(0.85)	(0.51	)(c)
Portfolio turnover rate (%)	79	(c)	52	50	38	33	67	(c)
Net assets, end of period (000)	$76,147		$61,758	$34,664	$22,385	$9,403	$4,493

(a)	Commencement of operations was May 1, 2001.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-231

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$10.37		$10.31	$9.27	$6.41	$8.88	$10.00

Income From Investment Operations
Net investment income (loss)	(0.03)		(0.07)	(0.09)	(0.04)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	0.62		0.48	1.13	2.90	(2.46)	(1.12)

Total from investment operations	0.59		0.41	1.04	2.86	(2.47)	(1.12)

Less Distributions
Distributions from net realized capital gains	(0.55)		(0.35)	0.00	0.00	0.00	0.00

Total distributions	(0.55)		(0.35)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.41		$10.37	$10.31	$9.27	$6.41	$8.88

Total Return (%)	5.3	(b)	4.5	11.2	44.6	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.28	(c)	1.28	1.30	1.28	1.20	1.20	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.26	(c)	1.26	1.30	N/A	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.28	(c)	1.28	N/A	1.47	1.66	2.84	(c)
Ratio of net investment loss to average net assets (%)	(0.63	)(c)	(0.67)	(0.95)	(0.84)	(0.72)	(0.41	)(c)
Portfolio turnover rate (%)	79	(c)	52	50	38	33	67	(c)
Net assets, end of period (000)	$14,414		$14,052	$14,545	$10,029	$2,235	$6

(a)	Commencement of operations was May 1, 2001.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-232

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—95.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.2%
Essex Corp. (a) (b)	98,225	$1,809,305
Ladish, Inc. (a)	30,225	1,132,531
Moog, Inc. (b)	78,950	2,701,669

		5,643,505

Automobiles—0.2%
Winnebago Industries, Inc. (a)	31,800	987,072

Biotechnology—1.0%
BioMarin Pharmaceutical, Inc. (b)	95,375	1,370,539
Cubist Pharmaceuticals, Inc.	44,775	1,127,435
Keryx Biopharmaceuticals, Inc. (a) (b)	66,475	943,945
Nuvelo, Inc. (a) (b)	83,150	1,384,448

		4,826,367

Building Products—0.7%
Griffon Corp. (a)	87,250	2,277,225
Lennox International, Inc.	36,250	959,900

		3,237,125

Capital Markets—1.4%
Affiliated Managers Group, Inc. (a) (b)	18,150	1,577,054
GFI Group, Inc. (a) (b)	37,675	2,032,566
Investment Technology Group, Inc.	39,725	2,020,414
Stifel Financial Corp. (a)	26,200	925,122

		6,555,156

Chemicals—2.0%
Cytec Industries, Inc.	44,525	2,389,212
FMC Corp. (b)	19,400	1,249,166
MacDermid, Inc.	49,250	1,418,400
Minerals Technologies, Inc. (a)	19,425	1,010,100
Spartech Corp. (a)	75,750	1,711,950
The Scotts Miracle-Gro Co.	44,375	1,877,950

		9,656,778

Commercial Banks—6.7%
Alabama National Bancorp (a)	30,075	2,049,611
Capital Corp. of the West	23,975	767,200
Centerstate Banks of Florida, Inc. (a)	63,400	1,299,700
Community Bancorp (a) (b)	37,450	1,163,946
CVB Financial Corp. (a)	114,788	1,797,580
East West Bancorp, Inc.	123,175	4,669,526
First Charter Corp.	59,050	1,448,497
First Midwest Bancorp, Inc.	67,375	2,498,265
First State Bancorp	74,582	1,773,560
IBERIABANK Corp. (a)	40,649	2,338,943
Independent Bank Corp. (a)	39,313	1,033,929
Midwest Banc Holdings, Inc. (a)	35,600	792,100
Pennsylvania Commerce Bancorp, Inc. (a) (b)	34,100	1,091,200
PrivateBancorp, Inc. (a)	55,600	2,302,396
Seacoast Banking Corp. (a)	53,850	1,434,026
Signature Bank (b)	70,250	2,274,695
Sterling Bancshares, Inc.	61,725	1,157,344
Texas Regional Bancshares, Inc. (a)	50,818	1,927,019

		31,819,537

Security Description	Shares	Value*

Commercial Services & Supplies—7.5%
Adesa, Inc.	43,425	$965,772
American Ecology Corp. (a)	27,225	721,463
American Reprographics Co.	59,900	2,171,375
CRA International, Inc. (a) (b)	68,975	3,113,532
Dollar Financial Corp.	95,275	1,714,950
Electro Rent Corp.	50,925	815,819
Huron Consulting Group, Inc.	59,300	2,080,837
ICT Group, Inc.	55,025	1,349,763
Kenexa Corp. (b)	33,800	1,076,530
Labor Ready, Inc.	83,025	1,880,516
McGrath Rentcorp	84,950	2,362,460
Mobile Mini, Inc. (a) (b)	65,750	1,923,845
Navigant Consulting, Inc. (a) (b)	97,825	2,215,736
On Assignment, Inc. (b)	154,825	1,422,842
PeopleSupport, Inc. (b)	233,175	3,138,536
Rollins, Inc.	69,125	1,357,615
The Advisory Board Co. (b)	59,550	2,863,760
The Corporate Executive Board Co.	22,875	2,292,075
Waste Connections, Inc. (b)	55,674	2,026,534

		35,493,960

Communications Equipment—3.9%
ADTRAN, Inc.	94,075	2,110,102
Anaren, Inc. (b)	56,225	1,152,050
CommScope, Inc. (a) (b)	111,000	3,487,620
Comtech Telecommunications Corp. (a)	45,050	1,318,614
Exfo Electro Optical Engineering, Inc. (b)	193,625	1,192,730
Foundry Networks, Inc. (b)	169,575	1,807,670
Oplink Communications, Inc. (b)	91,325	1,672,161
Plantronics, Inc. (a)	49,250	1,093,843
Polycom, Inc. (b)	58,325	1,278,484
Redback Networks, Inc. (a) (b)	64,075	1,175,136
Sonus Networks, Inc. (a)	268,775	1,330,436
Tekelec, Inc. (a)	69,450	857,708

		18,476,554

Computers & Peripherals—0.9%
Electronics for Imaging, Inc. (a)	50,000	1,044,000
Hutchinson Technology, Inc. (a)	42,475	918,734
Imation Corp.	29,075	1,193,529
McDATA Corp. (Class A) (a) (b)	259,450	1,058,556

		4,214,819

Construction & Engineering—1.3%
Insituform Technologies, Inc. (a) (b)	87,500	2,002,875
Michael Baker Corp. (b)	28,225	612,483
Washington Group International, Inc. (b)	25,800	1,376,172
Williams Scotsman International, Inc.	89,800	1,961,232

		5,952,762

Construction Materials—0.6%
Eagle Materials, Inc.	19,725	936,938
Texas Industries, Inc. (a)	35,175	1,867,793

		2,804,731

*See accompanying notes to financial statements.

MSF-233

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Consumer Finance—1.5%
Advanta Corp. (Class B)	86,828	$3,121,467
First Cash Financial Services	102,600	2,026,350
United PanAm Financial Corp. (b)	71,200	2,164,480

		7,312,297

Diversified Consumer Services—1.8%
Bright Horizons Family Solutions, Inc. (a) (b)	75,225	2,835,230
Sotheby’s Holdings, Inc. (Class A) (b)	82,625	2,168,906
Steiner Leisure, Ltd.	53,450	2,112,879
Vertrue, Inc. (a) (b)	36,825	1,584,580

		8,701,595

Diversified Financial Services—0.1%
Medallion Financial Corp.	43,125	558,900

Diversified Telecommunication Services—0.7%
Cogent Communications Group, Inc.	107,775	1,009,852
Commonwealth Telephone Enterprises, Inc. (b)	24,350	807,446
Iowa Telecommunications Services, Inc. (a)	82,525	1,561,373

		3,378,671

Electric Utilities—0.5%
ALLETE, Inc.	24,350	1,152,973
Portland General Electric Co. (a)	50,250	1,254,743

		2,407,716

Electrical Equipment—1.8%
AMETEK, Inc.	43,925	2,081,167
General Cable Corp. (a) (b)	79,525	2,783,375
II-VI, Inc. (b)	127,900	2,340,570
The Lamson & Sessions Co. (a)	44,175	1,252,803

		8,457,915

Electronic Equipment & Instruments—1.8%
Anixter International, Inc. (b)	42,775	2,030,102
Excel Technology, Inc. (b)	60,325	1,804,924
Intermagnetics General Corp. (a) (b)	74,962	2,022,475
Keithley Instruments, Inc.	75,750	964,298
Rofin-Sinar Technologies, Inc. (b)	30,850	1,772,950

		8,594,749

Energy Equipment & Services—5.0%
Allis-Chalmers Energy, Inc. (a) (b)	81,825	1,112,002
CARBO Ceramics, Inc. (a)	68,087	3,345,114
Dril-Quip, Inc. (a)	29,575	2,438,163
FMC Technologies, Inc. (b)	44,525	3,003,657
Helix Energy Solutions Group, Inc. (a) (b)	92,925	3,750,453
Natural Gas Services Group, Inc. (a) (b)	87,875	1,315,489
Oil States International, Inc. (b)	65,275	2,237,627
Unit Corp. (b)	34,700	1,974,083
Universal Compression Holdings, Inc. (b)	58,825	3,704,210
Warrior Energy Services Corp.	39,975	972,592

		23,853,390

Security Description	Shares	Value*

Food & Staples Retailing—0.7%
Casey’s General Stores, Inc.	52,700	$1,318,027
Smart & Final, Inc. (a) (b)	117,425	1,977,437

		3,295,464

Food Products—0.5%
J & J Snack Foods Corp.	38,026	1,257,520
Ralcorp Holdings, Inc. (b)	21,275	904,826

		2,162,346

Gas Utilities—1.3%
ONEOK, Inc.	46,875	1,595,625
UGI Corp.	189,175	4,657,489

		6,253,114

Health Care Equipment & Supplies—3.6%
American Medical Systems Holdings, Inc. (a) (b)	104,150	1,734,098
Arrow International, Inc. (a)	42,900	1,410,123
ArthroCare Corp. (a) (b)	46,550	1,955,566
Conor Medsystems, Inc. (a) (b)	57,375	1,582,976
Hologic, Inc. (a) (b)	35,425	1,748,578
Meridian Bioscience, Inc.	59,450	1,483,278
NuVasive, Inc. (a) (b)	94,675	1,725,925
Spectranetics Corp.	124,025	1,329,548
Symmetry Medical, Inc. (a) (b)	58,600	902,440
Viasys Healthcare, Inc.	70,600	1,807,360
West Pharmaceutical Services, Inc.	40,875	1,482,945

		17,162,837

Health Care Providers & Services—1.9%
Chemed Corp. (a)	34,975	1,907,187
Computer Programs & Systems, Inc.	41,625	1,663,335
Healthspring, Inc. (b)	77,450	1,452,188
inVentiv Health, Inc.	75,925	2,185,122
NovaMed, Inc. (b)	233,800	1,578,150

		8,785,982

Hotels, Restaurants & Leisure—2.3%
Bob Evans Farms, Inc.	67,350	2,021,174
CEC Entertainment, Inc. (b)	51,025	1,638,923
McCormick & Schmick’s Seafood Restaurants, Inc. (b)	97,225	2,313,955
Morton’s Restaurant Group, Inc. (a) (b)	66,950	1,025,674
Pinnacle Entertainment, Inc. (b)	68,825	2,109,486
Trump Entertainment Resorts, Inc. (a) (b)	82,950	1,671,443

		10,780,655

Household Durables—0.7%
Lifetime Brands, Inc. (a)	88,150	1,910,211
Sealy Corp.	92,300	1,224,821

		3,135,032

Insurance—5.5%
American Equity Investment Life (a)	163,475	1,742,644
AmerUs Group Co. (a)	21,125	1,236,869

*See accompanying notes to financial statements.

MSF-234

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
Arch Capital Group, Ltd. (b)	39,650	$2,357,589
Argonaut Group, Inc. (a)	46,550	1,398,362
Delphi Financial Group, Inc.	77,268	2,809,464
Endurance Specialty Holdings, Ltd.	42,375	1,356,000
HealthExtras, Inc. (a) (b)	70,650	2,135,043
KMG America Corp. (a) (b)	114,375	1,014,506
Midland Co.	27,755	1,054,135
National Financial Partners Corp. (a)	52,375	2,320,736
ProAssurance Corp. (b)	40,625	1,957,313
Protective Life Corp.	21,225	989,510
RLI Corp.	42,975	2,070,536
The Navigators Group, Inc. (b)	41,700	1,827,294
United Fire & Casualty Co.	55,050	1,658,657

		25,928,658

Internet & Catalog Retail—0.7%
Alloy, Inc. (a)	99,412	1,042,832
Coldwater Creek, Inc. (a) (b)	56,567	1,513,733
FTD Group, Inc. (b)	59,000	796,500

		3,353,065

Internet Software & Services—3.4%
Akamai Technologies, Inc.	69,625	2,519,729
aQuantive, Inc. (a) (b)	87,175	2,208,143
Digital Insight Corp. (b)	79,275	2,718,340
Digitas, Inc. (b)	117,400	1,364,188
eCollege.com, Inc. (a)	99,775	2,109,244
j2 Global Communications, Inc. (a) (b)	63,725	1,989,495
Online Resources Corp. (b)	165,675	1,713,080
Websense, Inc. (a) (b)	63,500	1,304,290

		15,926,509

IT Services—2.5%
Heartland Payment Systems, Inc. (a) (b)	88,550	2,468,774
Lightbridge, Inc. (b)	118,150	1,530,043
Perot Systems Corp. (Class A) (b)	141,450	2,048,196
SRA International, Inc. (a) (b)	74,350	1,979,941
Wright Express Corp. (b)	130,750	3,757,755

		11,784,709

Machinery—5.2%
Actuant Corp. (a)	47,225	2,358,889
Albany International Corp. (Class A) (a)	71,250	3,020,288
American Science & Engineering, Inc. (a) (b)	34,950	2,024,304
Barnes Group, Inc.	94,800	1,891,260
Commercial Vehicle Group, Inc. (b)	67,200	1,389,696
ESCO Technologies, Inc. (a) (b)	19,550	1,044,948
Flow International Corp. (a) (b)	166,050	2,336,324
Harsco Corp.	26,700	2,081,532
IDEX Corp.	51,787	2,444,346
Lincoln Electric Holdings, Inc. (a)	9,475	593,609
Nordson Corp.	35,425	1,742,202
RBC Bearings, Inc. (b)	174,974	3,971,910

		24,899,308

Security Description	Shares	Value*

Marine—0.5%
American Commercial Lines, Inc. (a) (b)	36,250	$2,184,063

Media—2.0%
Harte-Hanks, Inc.	97,175	2,491,567
John Wiley & Sons, Inc.	56,200	1,865,840
Journal Communications, Inc.	122,075	1,372,123
Live Nation, Inc. (b)	140,125	2,852,945
Valassis Communications, Inc. (b)	40,675	959,523

		9,541,998

Metals & Mining—1.5%
Alpha Natural Resources, Inc. (a) (b)	57,725	1,132,565
Chaparral Steel Co. (b)	52,225	3,761,245
Reliance Steel & Aluminum Co.	24,550	2,036,423

		6,930,233

Multi-Utilities—0.6%
NorthWestern Corp.	82,475	2,833,016

Multiline Retail—0.5%
Big Lots, Inc. (b)	50,675	865,529
Dollar Tree Stores, Inc. (b)	41,525	1,100,413
Tuesday Morning Corp. (a)	39,625	521,069

		2,487,011

Oil, Gas & Consumable Fuels—1.0%
ATP Oil & Gas Corp. (b)	31,750	1,331,278
Denbury Resources, Inc. (b)	66,775	2,114,764
Remington Oil & Gas Corp. (a) (b)	32,575	1,432,323

		4,878,365

Pharmaceuticals—1.4%
Adams Respiratory Therapeutics, Inc. (a) (b)	50,675	2,261,119
Nektar Therapeutics (a)	51,475	944,052
Perrigo Co. (a)	71,300	1,147,930
Santarus, Inc. (a) (b)	207,100	1,377,215
Theravance, Inc. (b)	43,775	1,001,572

		6,731,888

Real Estate—4.8%
BioMed Realty Trust, Inc. (REIT)	86,900	2,601,786
CBL & Associates Properties, Inc. (REIT)	49,475	1,926,062
Corporate Office Properties Trust (REIT)	60,175	2,532,164
First Potomac Realty Trust (REIT)	86,025	2,562,685
Jones Lang LaSalle, Inc.	35,700	3,125,535
Kite Realty Group Trust (REIT)	126,775	1,976,422
LaSalle Hotel Properties (REIT)	61,175	2,832,403
Newcastle Investment Corp. (REIT) (a)	64,400	1,630,608
Potlatch Corp. (REIT) (a)	25,742	971,761
Trammell Crow Co. (a)	53,700	1,888,629
Windrose Medical Properties Trust (REIT)	65,200	951,920

		22,999,975

*See accompanying notes to financial statements.

MSF-235

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Road & Rail—1.7%
Genesee & Wyoming, Inc. (b)	74,400	$2,638,968
Laidlaw International, Inc. (b)	108,825	2,742,390
Landstar System, Inc.	27,600	1,303,548
Marten Transport, Ltd. (b)	63,562	1,381,838

		8,066,744

Semiconductors & Semiconductor Equipment—4.3%
ATMI, Inc. (b)	84,800	2,087,776
Cognex Corp. (a)	26,350	685,891
Diodes, Inc. (a) (b)	39,512	1,637,377
DSP Group, Inc. (b)	61,150	1,519,578
Entegris, Inc. (b)	204,100	1,945,073
Fairchild Semiconductor International, Inc. (b)	126,975	2,307,136
Integrated Device Technology, Inc. (b)	95,875	1,359,508
Microsemi Corp. (b)	89,575	2,183,839
Netlogic Microsystems, Inc. (a) (b)	51,150	1,649,588
PMC-Sierra, Inc. (a) (b)	236,275	2,220,985
Tessera Technologies, Inc. (b)	60,450	1,662,375
Volterra Semiconductor Corp. (a) (b)	75,525	1,152,512

		20,411,638

Software—3.3%
Blackboard, Inc. (a) (b)	62,725	1,816,516
Emageon, Inc. (a)	128,725	1,878,098
Hyperion Solutions Corp. (b)	70,225	1,938,210
Informatica Corp. (a) (b)	164,100	2,159,556
MapInfo Corp. (b)	84,575	1,103,704
Progress Software Corp. (b)	35,125	822,276
Quest Software, Inc. (b)	191,125	2,683,395
SPSS, Inc.	59,750	1,920,365
The Ultimate Software Group, Inc. (a) (b)	80,025	1,533,279

		15,855,399

Specialty Retail—1.3%
Dick’s Sporting Goods, Inc. (a) (b)	61,575	2,438,370
Guitar Center, Inc. (a) (b)	28,800	1,280,736
Rent-A-Center, Inc. (b)	66,750	1,659,405
The Men’s Wearhouse, Inc. (b)	24,912	754,834

		6,133,345

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—2.5%
Carter’s, Inc. (a) (b)	81,550	$2,155,367
Fossil, Inc. (a) (b)	79,525	1,432,245
Guess?, Inc. (b)	36,875	1,539,531
Phillips-Van Heusen Corp.	65,475	2,498,526
Quiksilver, Inc. (b)	149,625	1,822,433
Under Armour, Inc. (a) (b)	31,775	1,354,251
UniFirst Corp. (a)	24,700	852,150

		11,654,503

Thrifts & Mortgage Finance—0.3%
PFF Bancorp, Inc.	45,750	1,517,070

Trading Companies & Distributors—0.4%
NuCo2, Inc. (a) (b)	88,150	2,119,126

Water Utilities—0.3%
American State Water Co. (a)	35,450	1,263,793

Wireless Telecommunication Services—0.5%
SBA Communications Corp. (b)	90,325	2,361,096

Total Common Stock (Identified Cost $376,608,056)		454,370,541

Short Term Investments—4.5%
Security Description	Face Amount	Value*

Commercial Paper—4.5%
San Paolo U.S. Financial Co. 3.750%, 07/03/06	$21,344,000	21,339,553

Total Short Term Investments (Identified Cost $21,339,553)		21,339,553

Total Investments—100.3% (Identified Cost $397,947,609) (c)		475,710,094
Liabilities in excess of other assets		(1,446,146)

Total Net Assets—100%		$474,263,948

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $118,501,835 and the collateral received consisted of cash in the amount of $120,488,179.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $397,947,609 and the composition of unrealized appreciation and depreciation of investment securities was $89,041,673 and $(11,279,188), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

*See accompanying notes to financial statements.

MSF-236

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$475,710,094
Cash		1,242
Collateral for securities loaned		120,488,179
Receivable for:
Securities sold		1,268,332
Fund shares sold		781,375
Accrued interest and dividends		305,473

Total Assets		598,554,695
Liabilities
Payable for:
Fund shares redeemed	$797,694
Securities purchased	2,504,639
Return of collateral for securities loaned	120,488,179
Accrued expenses:
Management fees	324,280
Service and distribution fees	15,910
Deferred directors’ fees	22,319
Other expenses	137,726

Total Liabilities		124,290,747

Net Assets		$474,263,948

Net assets consists of:
Capital paid in		$358,095,970
Undistributed net investment income		86,364
Accumulated net realized gains		38,319,129
Unrealized appreciation on investments		77,762,485

Net Assets		$474,263,948

Computation of offering price:
Class A
Net asset value and redemption price per share ($370,786,446 divided by 1,585,658 shares outstanding)		$233.84

Class B
Net asset value and redemption price per share ($45,369,931 divided by 196,149 shares outstanding)		$231.30

Class E
Net asset value and redemption price per share ($58,107,571 divided by 250,395 shares outstanding)		$232.06

Identified cost of investments		$397,947,609

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$1,953,320
Interest		393,197	(a)

		2,346,517
Expenses
Management fees	$2,104,035
Service and distribution fees—Class B	44,839
Service and distribution fees—Class E	42,671
Directors’ fees and expenses	10,674
Custodian	79,003
Audit and tax services	13,759
Legal	7,151
Printing	80,297
Insurance	3,883
Miscellaneous	3,695

Total expenses	2,390,007
Expense reductions	(35,353)
Management fee waivers	(116,898)	2,237,756

Net Investment Income		108,761

Realized and Unrealized Gain
Realized gain on:
Investments—net		38,909,511
Unrealized appreciation on:
Investments—net		347,663

Net gain		39,257,174

Net Increase in Net Assets From Operations		$39,365,935

(a)	Includes income on securities loaned of $58,303.

See accompanying notes to financial statements.

MSF-237

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$108,761	$86,849
Net realized gain	38,909,511	40,861,910
Unrealized appreciation (depreciation)	347,663	(13,364,724)

Increase in net assets from operations	39,365,935	27,584,035

From Distributions to Shareholders
Net realized gain
Class A	(32,197,782)	(4,334,645)
Class B	(3,394,432)	(148,451)
Class E	(5,098,161)	(595,461)

Total distributions	(40,690,375)	(5,078,557)

Increase (decrease) in net assets from capital share transactions	48,391,458	(17,545,140)

Total increase in net assets	47,067,018	4,960,338

Net Assets
Beginning of the period	427,196,930	422,236,592

End of the period	$474,263,948	$427,196,930

Undistributed (Overdistributed) Net Investment Income
End of the period	$86,364	$(22,397)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	188,003	$46,767,622	286,902	$63,039,143
Reinvestments	131,468	32,197,782	21,414	4,334,645
Redemptions	(242,773)	(60,025,598)	(470,538)	(103,203,556)

Net increase (decrease)	76,698	$18,939,806	(162,222)	$(35,829,768)

Class B
Sales	89,144	$21,978,159	88,665	$19,357,914
Reinvestments	14,005	3,394,432	739	148,451
Redemptions	(16,918)	(4,054,190)	(8,868)	(1,965,852)

Net increase	86,231	$21,318,401	80,536	$17,540,513

Class E
Sales	39,987	$10,054,722	33,265	$7,239,106
Reinvestments	20,970	5,098,161	2,957	595,461
Redemptions	(29,090)	(7,019,632)	(32,346)	(7,090,452)

Net increase	31,867	$8,133,251	3,876	$744,115

Increase (decrease) derived from capital share transactions	194,796	$48,391,458	(77,810)	$(17,545,140)

See accompanying notes to financial statements.

MSF-238

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$232.80		$220.60	$189.55	$138.89	$177.25	$210.41

Income From Investment Operations
Net investment income (loss)	0.09		0.11	(0.27)	(0.34)	0.14	0.34
Net realized and unrealized gain (loss) on investments	22.80		14.79	31.32	51.00	(38.32)	(19.28)

Total from investment operations	22.89		14.90	31.05	50.66	(38.18)	(18.94)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.18)	(0.53)
Distributions from net realized capital gains	(21.85)		(2.70)	0.00	0.00	0.00	(12.67)
Distributions in excess of net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.02)

Total distributions	(21.85)		(2.70)	0.00	0.00	(0.18)	(14.22)

Net Asset Value, End of Period	$233.84		$232.80	$220.60	$189.55	$138.89	$177.25

Total Return (%)	9.4	(b)	6.9	16.4	36.5	(21.6)	(8.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(c)	0.94	0.98	0.99	0.97	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	(c)	0.91	0.95	N/A	0.97	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	N/A	1.00
Ratio of net investment income (loss) to average net assets (%)	0.08	(c)	0.05	(0.13)	(0.21)	0.14	0.18
Portfolio turnover rate (%)	78	(c)	101	135	118	99	111
Net assets, end of period (000)	$370,786		$351,279	$368,666	$348,406	$281,477	$406,525

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$230.75		$219.20	$188.59	$138.20	$144.89

Income From Investment Operations
Net investment income (loss)	(0.04)		(0.25)	0.08	(0.24)	0.00
Net realized and unrealized gain (loss) on investments	22.44		14.50	30.53	50.63	(6.69)

Total from investment operations	22.40		14.25	30.61	50.39	(6.69)

Less Distributions
Distributions from net realized capital gains	(21.85)		(2.70)	0.00	0.00	0.00

Total distributions	(21.85)		(2.70)	0.00	0.00	0.00

Net Asset Value, End of Period	$231.30		$230.75	$219.20	$188.59	$138.20

Total Return (%)	9.3	(b)	6.7	16.2	36.5	(4.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.19	(c)	1.19	1.23	1.24	1.22	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.17	(c)	1.17	1.20	N/A	1.22	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	1.22	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.17	)(c)	(0.16)	(0.07)	(0.46)	0.00	(c)
Portfolio turnover rate (%)	78	(c)	101	135	118	99
Net assets, end of period (000)	$45,370		$25,364	$6,440	$98	$1

(a)	Commencement of operations was July 29, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-239

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$231.34		$219.57	$188.95	$138.65	$177.03	$179.40

Income From Investment Operations
Net investment income (loss)	0.01		(0.21)	(0.45)	(0.37)	0.03	0.07
Net realized and unrealized gain (loss) on investments	22.56		14.68	31.07	50.67	(38.32)	(2.44)

Total from investment operations	22.57		14.47	30.62	50.30	(38.29)	(2.37)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.09)	0.00
Distributions from net realized capital gains	(21.85)		(2.70)	0.00	0.00	0.00	0.00

Total distributions	(21.85)		(2.70)	0.00	0.00	(0.09)	0.00

Net Asset Value, End of Period	$232.06		$231.34	$219.57	$188.95	$138.65	$177.03

Total Return (%)	9.3	(b)	6.8	16.2	36.3	(21.6)	(1.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.09	(c)	1.09	1.13	1.14	1.12	1.15	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.07	(c)	1.06	1.10	N/A	1.12	1.15	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	N/A	1.15	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.07	)(c)	(0.10)	(0.26)	(0.37)	(0.01)	0.03	(c)
Portfolio turnover rate (%)	78	(c)	101	135	118	99	111
Net assets, end of period (000)	$58,108		$50,554	$47,131	$31,759	$10,242	$2,142

(a)	Commencement of operations was July 29, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-240

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—95.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.4%
AAR Corp. (a)	14,050	$312,332
Argon, Inc. (a) (b)	4,467	118,956
Aviall, Inc. (b)	11,862	563,682
BE Aerospace, Inc.	25,315	578,701
Ceradyne, Inc. (a) (b)	9,065	448,627
Cubic Corp.	5,113	100,266
Curtiss Wright Corp.	15,488	478,269
DynCorp. International, Inc.	9,367	97,229
EDO Corp. (a)	5,132	124,913
Essex Corp. (a) (b)	5,739	105,712
Esterline Technologies Corp.	9,672	402,258
GenCorp, Inc. (a)	17,581	281,823
HEICO Corp. (Class A)	371	8,800
HEICO Corp. (Class B) (a)	8,239	233,576
Hexcel Corp. (a)	31,586	496,216
K&F Industries Holdings, Inc. (a)	5,316	94,253
Ladish, Inc.	4,826	180,830
Moog, Inc. (a) (b)	12,547	429,358
MTC Technologies, Inc. (a) (b)	3,316	78,357
Orbital Sciences Corp. (b)	17,639	284,693
Sequa Corp. (Class A) (a) (b)	2,518	205,217
Taser International, Inc. (a)	19,871	157,180
Teledyne Technologies, Inc. (a) (b)	11,430	374,447
Triumph Group, Inc. (a)	5,638	270,624
United Industrial Corp. (a)	4,197	189,914

		6,616,233

Air Freight & Logistics—0.4%
ABX Air, Inc. (a)	19,408	117,224
Dynamex, Inc. (a)	4,083	89,050
EGL, Inc. (a)	10,629	533,576
Forward Air Corp.	11,946	486,561
Hub Group, Inc. (Class A)	12,966	318,056
Pacer International, Inc.	12,033	392,035

		1,936,502

Airlines—0.6%
AirTran Holdings, Inc. (a) (b)	29,552	439,143
Alaska Air Group, Inc. (b)	13,391	527,873
ExpressJet Holdings, Inc.	15,961	110,291
Frontier Airlines Holdings, Inc. (a)	12,420	89,548
JetBlue Airways Corp. (a) (b)	58,437	709,425
Mesa Air Group, Inc. (a)	14,947	147,228
Republic Airways Holdings, Inc. (a) (b)	11,258	191,611
SkyWest, Inc. (a)	20,389	505,647

		2,720,766

Auto Components—0.8%
Aftermarket Technology Corp.	7,198	178,870
American Axle & Manufacturing Holdings, Inc. (a)	17,721	303,206
ArvinMeritor, Inc. (a)	26,037	447,576
Bandag, Inc. (a)	4,766	174,388
Cooper Tire & Rubber Co. (a)	21,039	234,374
Drew Industries, Inc. (a) (b)	6,424	208,138
GenTek, Inc.	3,403	91,371
IMPCO Technologies, Inc. (a)	8,154	87,003

Security Description	Shares	Value*

Auto Components—(Continued)
Lear Corp. (a) (b)	22,745	$505,166
LKQ Corp. (a) (b)	15,508	294,652
Modine Manufacturing Co.	13,136	306,857
Sauer-Danfoss, Inc. (a)	3,084	78,395
Superior Industries International, Inc. (a)	7,938	145,186
Tenneco, Inc.	15,670	407,420
Visteon Corp.	41,307	297,823

		3,760,425

Automobiles—0.1%
Fleetwood Enterprises, Inc. (a)	23,099	174,166
Monaco Coach Corp. (a) (b)	9,051	114,948
Winnebago Industries, Inc. (a)	11,901	369,407

		658,521

Beverages—0.1%
Boston Beer, Inc. (a) (b)	4,833	141,559
Coca-Cola Bottling Co.	2,580	130,987
Peet’s Coffee & Tea, Inc. (a) (b)	5,683	171,570

		444,116

Biotechnology—2.9%
Affymetrix, Inc.	23,115	591,744
Albany Molecular Research, Inc.	8,652	92,403
Alexion Pharmaceuticals, Inc. (a)	10,417	376,262
Alkermes, Inc. (a) (b)	32,024	605,894
Applera Corp.—Celera Genomics (a)	25,586	331,339
Arena Pharmaceuticals, Inc.	16,001	185,292
Array Biopharma, Inc.	20,217	173,866
BioCryst Pharmaceuticals, Inc. (a)	8,872	127,136
BioMarin Pharmaceutical, Inc. (a) (b)	29,613	425,539
Cell Genesys, Inc. (a)	14,634	73,463
Cepheid, Inc. (a)	20,040	194,588
Connetics Corp. (a)	11,816	138,956
Cubist Pharmaceuticals, Inc. (a)	19,499	490,985
CV Therapeutics, Inc. (a)	15,971	223,115
deCODE genetics, Inc. (a) (b)	23,851	147,638
Dendreon Corp. (a)	26,010	125,888
Digene Corp. (a) (b)	5,915	229,147
Diversa Corp.	12,014	116,055
Encysive Pharmaceuticals, Inc. (a) (b)	24,646	170,797
Enzo Biochem, Inc. (a)	10,914	164,583
Enzon Pharmaceuticals, Inc. (a)	15,476	116,689
Exelixis, Inc. (a) (b)	27,242	273,782
Genta, Inc. (a)	1	2
Geron Corp. (a)	19,708	135,985
Human Genome Sciences, Inc. (a) (b)	44,018	470,993
ICOS Corp. (b)	22,238	489,014
Incyte Corp. (a) (b)	27,378	125,939
Indevus Pharmaceuticals, Inc. (a)	19,151	104,756
InterMune, Inc. (a) (b)	10,030	164,994
ISIS Pharmaceuticals, Inc. (a)	26,008	157,348
Kendle International, Inc.	4,547	167,011
Keryx Biopharmaceuticals, Inc. (a) (b)	15,693	222,841
Lexicon Genetics, Inc. (a)	20,699	90,869
Luminex Corp. (a)	11,692	203,324

*See accompanying notes to financial statements.

MSF-241

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Martek Biosciences Corp. (b)	12,359	$357,793
Medarex, Inc. (a)	46,835	450,084
Momenta Pharmaceuticals, Inc. (a)	8,618	109,535
Monogram Biosciences, Inc. (a)	40,442	80,075
Myogen, Inc. (a) (b)	14,784	428,736
Myriad Genetics, Inc. (a)	13,728	346,632
Nabi Biopharmaceuticals (a) (b)	19,772	113,491
Neurocrine Biosciences, Inc. (b)	12,908	136,825
Northfield Laboratories, Inc. (a)	8,731	86,350
Novavax, Inc. (a)	23,794	119,922
Nuvelo, Inc. (a) (b)	17,277	287,662
Onyx Pharmaceuticals, Inc. (a) (b)	14,156	238,245
OSI Pharmaceuticals, Inc.	19,467	641,632
Panacos Pharmaceuticals, Inc. (a) (b)	19,898	109,837
Peregrine Pharmaceuticals, Inc. (a)	68,383	108,729
PRA International (a)	6,738	150,055
Progenics Pharmaceuticals, Inc.	8,091	194,669
Regeneron Pharmaceuticals, Inc. (a)	16,549	212,158
Savient Pharmaceuticals, Inc. (a)	20,981	110,150
Serologicals Corp. (a) (b)	13,979	439,500
Sirna Therapeutics, Inc. (a)	16,389	93,417
Tanox, Inc. (a)	7,862	108,731
Telik, Inc. (a) (b)	19,117	315,431
United Therapeutics Corp. (a)	8,930	515,886
Zymogenetics, Inc. (a)	12,336	234,014

		13,697,796

Building Products—0.6%
American Woodmark Corp. (a)	3,650	127,896
Apogee Enterprises, Inc. (a)	10,965	161,186
Builders Firstsource, Inc.	3,888	79,160
Elk Corp. (a)	6,570	182,449
Goodman Global, Inc. (a)	8,577	130,199
Griffon Corp. (a)	11,786	307,615
Insteel Industries, Inc.	4,954	119,887
Jacuzzi Brands, Inc. (a)	23,923	210,522
NCI Building Systems, Inc. (a)	6,863	364,906
PW Eagle, Inc. (a)	3,763	113,793
Simpson Manufacturing, Inc. (a)	13,456	485,089
Trex Co., Inc. (a) (b)	3,357	86,913
Universal Forest Products, Inc.	5,221	327,513

		2,697,128

Capital Markets—1.0%
Apollo Investment Corp. (a)	27,478	507,793
Ares Capital Corp.	12,924	218,803
Calamos Asset Management, Inc.	7,563	219,251
Capital Southwest Corp. (a)	913	95,363
Cohen & Steers, Inc. (a)	4,670	110,212
GFI Group, Inc. (a) (b)	4,137	223,191
Gladstone Capital Corp. (a)	3,939	84,255
Greenhill & Co., Inc. (a)	6,013	365,350
Knight Capital Group, Inc.	37,025	563,891
LaBranche & Co., Inc. (a) (b)	17,128	207,420
MarketAxess Holdings, Inc. (a)	7,823	86,131
MCG Capital Corp. (a)	18,618	296,026

Security Description	Shares	Value*

Capital Markets—(Continued)
optionsXpress Holdings, Inc. (a)	7,020	$163,636
Piper Jaffray Co. (a)	7,865	481,417
Stifel Financial Corp. (a)	4,207	148,549
SWS Group, Inc.	4,630	111,676
Technology Investment Capital Corp.	4,616	67,624
TradeStation Group, Inc. (a)	7,150	90,591
Waddell & Reed Financial, Inc. (Class A) (a)	28,626	588,551

		4,629,730

Chemicals—1.5%
A. Schulman, Inc. (a)	10,504	240,437
American Vanguard Corp. (a)	4,992	77,276
Arch Chemicals, Inc. (a)	7,821	281,947
Balchem Corp. (a)	3,922	88,245
Calgon Carbon Corp. (a)	11,412	69,499
Cambrex Corp.	9,629	200,572
CF Industries Holdings, Inc.	18,892	269,400
Ferro Corp.	15,010	239,560
Georgia Gulf Corp.	11,035	276,096
H.B. Fuller Co. (a)	10,183	443,673
Hercules, Inc. (b)	39,017	595,399
Innospec, Inc. (a)	3,588	91,207
MacDermid, Inc.	9,830	283,104
Minerals Technologies, Inc.	6,658	346,216
NewMarket Corp.	5,976	293,183
Olin Corp.	24,554	440,253
OM Group, Inc.	8,796	271,357
Omnova Solutions, Inc. (a)	15,030	85,370
Pioneer Companies, Inc.	4,217	115,040
PolyOne Corp. (a)	28,510	250,318
Rockwood Holdings, Inc.	12,049	277,247
Sensient Technologies Corp. (a)	17,198	359,610
Spartech Corp.	10,539	238,181
Symyx Technologies, Inc. (b)	10,589	255,724
Terra Industries, Inc. (a)	30,353	193,349
Tronox, Inc. (a)	13,666	179,981
W.R. Grace & Co. (a) (c)	21,867	255,844
Zoltek Companies, Inc. (a)	4,505	134,654

		6,852,742

Commercial Banks—8.6%
1st Source Corp. (a)	3,335	112,823
Accredited Home Lenders Holding Co. (a)	6,732	321,857
Alabama National Bancorp	5,141	350,359
Amcore Financial, Inc.	8,213	240,723
Americanwest Bancorp	3,389	76,761
Ameris Bancorp (a)	5,673	131,273
Anchor Bancorp Wisconsin, Inc. (a)	6,242	188,321
Arrow Financial Corp. (a)	3,518	96,499
Bancfirst Corp.	3,574	159,937
Bank Mutual Corp.	18,775	229,431
Bank of Granite Corp. (a)	5,282	110,024
Bank of the Ozarks, Inc. (a)	4,816	160,373
BankAtlantic Bancorp, Inc. (Class A) (a)	14,201	210,743
BankFinancial Corp. (a)	7,767	134,369
BankUnited Financial Corp. (a) (b)	10,883	332,149

*See accompanying notes to financial statements.

MSF-242

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Banner Corp.	3,581	$138,012
Berkshire Hill Bancorp, Inc. (a)	2,446	86,784
Boston Private Financial Holdings, Inc.	11,538	321,910
Brookline Bancorp, Inc. (a)	19,909	274,147
Cadence Financial Corp.	1	22
Camden National Corp.	3,268	130,393
Capital City Bank Group, Inc. (a)	5,262	158,912
Capital Corp. of the West	3,036	97,152
Capitol Bancorp, Ltd.	5,117	199,307
Cardinal Financial Corp.	7,941	92,274
Cascade Bancorp. (a)	7,795	222,235
Cathay General Bancorp (a) (b)	17,374	632,066
Centennial Bank Holdings, Inc. (a)	20,017	206,976
Center Financial Corp.	3,217	76,050
Central Pacific Financial Corp.	10,034	388,316
Chemical Financial Corp. (a)	8,203	251,012
Chittenden Corp. (a)	16,114	416,547
Citizens Banking Corp.	15,545	379,453
Citizens First BanCorp, Inc.	3,084	82,374
City Bank	2,666	124,396
City Holdings Co. (a)	6,400	231,296
Cobiz, Inc. (a)	4,270	96,160
Columbia BanCorp	3,598	90,202
Columbia Banking Systems, Inc. (a)	6,690	250,072
Community Bank Systems, Inc. (a)	10,287	207,489
Community Bank, Inc. (a)	8,852	230,152
Community Trust Bancorp, Inc. (a)	4,810	168,013
Corus Bankshares, Inc. (a)	14,466	378,720
CVB Financial Corp.	22,684	355,231
Dime Community Bancorp, Inc. (a)	10,912	148,076
Downey Financial Corp. (a)	7,123	483,296
Enterprise Financial Services Corp. (a)	2,974	75,688
F.N.B. Corp. (a)	18,785	296,239
F.N.B. Corp. (Virginia) (a)	2,623	97,051
Fidelity Bankshares, Inc. (a)	9,025	287,176
First Bancorp (a)	4,498	94,458
First Bancorp (Puerto Rico)	24,029	223,470
First Busey Corp. (a)	4,770	97,642
First Charter Corp. (a)	9,752	239,217
First Commonwealth Financial Corp. (a)	24,741	314,211
First Community Bancorp, Inc.	6,580	388,746
First Community Bancshares, Inc. (a)	3,168	104,512
First Financial Bancorp (a)	11,494	171,376
First Financial Bankshares, Inc. (a)	7,129	260,494
First Financial Corp. (a)	4,482	134,505
First Financial Holdings, Inc. (a)	4,175	133,600
First Indiana Corp. (a)	5,860	152,536
First Merchants Corp. (a)	7,299	177,439
First Midwest Bancorp, Inc. (a)	16,199	600,659
First Niagara Financial Group, Inc. (a)	37,343	523,549
First Oak Brook Bancshares, Inc. (a)	2,411	89,207
First Place Financial Corp.	5,245	120,687
First Regional Bancorp	928	81,664
First Republic Bank	7,313	334,935
First South BanCorp, Inc.	2,989	102,313
First State Bancorp	4,936	117,378
FirstMerit Corp.	26,930	563,914

Security Description	Shares	Value*

Commercial Banks—(Continued)
Flag Financial Corp. (a)	5,073	$98,670
Flagstar Bancorp, Inc. (a)	14,886	237,581
Flushing Financial Corp.	8,744	157,042
Franklin Bank Corp. (a) (b)	6,748	136,242
Frontier Financial Corp. (a)	8,158	277,290
GB&T Bancshares, Inc. (a)	6,632	144,312
Glacier Bancorp, Inc. (a)	12,170	356,216
Great Southern Bancorp, Inc. (a)	5,384	164,374
Greater Bay Bancorp (a)	17,767	510,801
Greene County Bancshares, Inc.	2,273	70,372
Hancock Holding Co.	9,534	533,904
Hanmi Financial Corp. (a)	13,067	254,022
Harbor Florida Bancshares, Inc. (a)	6,820	253,295
Harleysville National Corp. (a)	9,341	198,123
Heartland Financial USA, Inc. (a)	5,150	137,248
Heritage Commerce Corp.	4,076	101,044
Horizon Financial Corp. (a)	3,556	97,541
IBERIABANK Corp.	4,181	240,575
Independent Bank Corp. (a)	7,554	198,670
Independent Bank Corp. (Massachusetts) (a)	4,782	155,272
Integra Bank Corp.	5,066	110,186
Interchange Financial Services Corp. (a)	7,059	158,828
International Bancshares Corp. (a)	15,772	433,415
Investors Bancorp, Inc.	17,402	235,797
Irwin Financial Corp. (a)	6,221	120,625
ITLA Capital Corp.	1,943	102,163
Kearny Financial Corp. (a)	7,535	111,518
Lakeland Bancorp, Inc. (a)	7,976	124,984
Lakeland Financial Corp.	4,806	116,738
Macatawa Bank Corp. (a)	5,290	123,743
MAF Bancorp, Inc.	11,809	505,898
Mainsource Financial Group, Inc. (a)	3,554	61,946
MB Financial, Inc. (a)	7,154	252,965
MBT Financial Corp. (a)	5,287	84,592
Mercantile Bankcorp	2,457	97,911
Mid-State Bancshares	8,118	227,304
Midwest Banc Holdings, Inc. (a)	6,195	137,839
Nara Bancorp, Inc.	9,629	180,544
National Penn Bancshares, Inc. (a)	16,844	334,522
NBT Bancorp, Inc. (a)	10,769	250,164
Net.Bank, Inc.	16,110	106,809
NewAlliance Bancshares, Inc. (a)	39,521	565,546
Northwest Bancorp, Inc. (a)	6,125	162,313
Old National Bancorp (a)	23,710	473,489
Old Second Bancorp, Inc. (a)	4,900	151,900
Omega Financial Corp. (a)	5,833	182,631
Oriental Financial Group, Inc. (a)	6,400	81,664
Pacific Capital Bancorp	15,303	476,229
Park National Corp. (a)	3,808	376,268
Partners Trust Financial Group, Inc. (a)	16,463	187,843
People’s Bancorp, Inc.	3,541	105,663
Pinnacle Financial Partners, Inc. (a) (b)	5,384	163,835
Placer Sierra Bancshares	4,266	98,929
Premierwest Bancorp (a)	—	5
PrivateBancorp, Inc. (a)	6,351	262,995
Prosperity Bancshares, Inc. (a)	8,772	288,511
Provident Bancorp, Inc. (a)	15,103	199,662

*See accompanying notes to financial statements.

MSF-243

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Provident Bankshares Corp. (a)	12,031	$437,808
Provident Financial Services, Inc.	23,670	424,877
Renasant Corp. (a)	3,265	131,743
Republic Bancorp, Inc. (a)	23,897	296,084
S&T Bancorp, Inc. (a)	8,184	271,954
S.Y. Bancorp, Inc. (a)	4,911	134,954
Sandy Spring Bancorp, Inc. (a)	5,744	207,129
SCBT Financial Corp. (a)	3,327	118,608
Seacoast Banking Corp. (a)	4,108	109,396
Security Bank Corp. (a)	5,076	113,043
Shore Bancshares, Inc.	3,063	83,099
Signature Bank (a) (b)	10,022	324,512
Simmons First National Corp. (a)	4,677	135,680
Sound Federal Bancorp, Inc.	3,887	80,811
Southside Bancshares, Inc. (a)	2,727	60,867
Southwest Bancorp, Inc. (Oklahoma) (a)	6,952	177,276
State National Bancshares, Inc. (a)	3,721	141,807
Sterling Bancorp	8,328	162,396
Sterling Bancshares, Inc.	17,892	335,475
Sterling Financial Corp. (Pennsylvania)	10,781	236,104
Sterling Financial Corp. (Washington)	11,455	349,492
Suffolk Bancorp (a)	3,640	119,210
Sun Bancorp, Inc. (New Jersey) (a)	3,561	57,831
Susquehanna Bancshares, Inc. (a)	17,213	411,391
SVB Financial Group (b)	11,847	538,565
Taylor Capital Group, Inc.	2,186	89,211
Texas Capital Bancshares, Inc. (a)	6,970	162,401
Texas Regional Bancshares, Inc. (a)	15,127	573,616
Texas United Bancshares, Inc.	3,356	94,471
The Bancorp, Inc. (a)	3,585	89,661
TierOne Corp.	7,148	241,388
Tompkins Trustco, Inc. (a)	3,247	139,630
TriCo Bancshares (a)	4,816	131,862
TrustCo Bank Corp. (a)	24,286	267,632
Trustmark Corp.	15,840	490,565
UCBH Holdings, Inc. (a)	31,678	523,954
UMB Financial Corp.	11,482	382,810
Umpqua Holdings Corp. (a)	20,952	537,409
Union Bankshares Corp. (a)	3,102	133,820
United Bankshares, Inc. (a)	13,511	494,908
United Community Bank, Inc. (a)	11,809	359,466
United Community Financial Corp. (a)	9,993	119,916
Univest Corp. (a)	3,709	102,443
USB Holding, Inc. (a)	3,609	81,203
Vineyard National Bancorp (a)	2,650	71,285
Virginia Commerce Bancorp, Inc. (a) (b)	4,270	102,053
Virginia Financial Group, Inc. (a)	2,581	108,970
W Holding Co., Inc. (a)	35,463	235,829
Washington Trust Bancorp, Inc. (a)	4,321	119,778
WesBanco, Inc. (a)	7,824	242,466
West Bancorp, Inc. (a)	5,573	104,048
West Coast Bancorp	5,829	171,781
WestAmerica Bancorp (a)	11,650	570,501
Western Alliance BanCorp (a)	4,611	160,371
Willow Grove BanCorp, Inc.	5,444	86,614
Wilshire Bancorp, Inc. (a)	4,762	85,811
Wintrust Financial Corp. (a)	8,841	449,565
Yardville National Bancorp (a)	2,780	99,329

		40,618,800

Security Description	Shares	Value*

Commercial Services & Supplies—3.7%
ABM Industries, Inc. (a)	13,807	$236,100
Acco Brands Corp.	15,248	333,613
Administaff, Inc.	7,106	254,466
American Ecology Corp. (a)	4,069	107,829
American Reprographics Co.	8,945	324,256
Atlas Air Worldwide Holdings, Inc. (a)	6,791	333,031
Banta Corp. (a)	8,393	388,848
Bowne & Co., Inc. (a)	13,220	189,046
Brady Corp. (a)	15,144	557,905
Casella Waste Systems, Inc.	6,512	85,242
CDI Corp.	4,048	117,392
Cenveo, Inc.	18,733	336,257
Clean Harbors, Inc. (a)	6,693	269,795
Coinstar, Inc. (a)	10,718	256,589
COMSYS IT Partners, Inc.	6,067	91,733
Consolidated Graphics, Inc. (a)	3,708	193,038
CoStar Group, Inc. (a)	6,563	392,664
CRA International, Inc. (a) (b)	3,858	174,150
Deluxe Corp.	17,469	305,358
DiamondCluster International, Inc.	9,770	77,378
Ennis Business Forms, Inc. (a)	8,338	164,092
Exponent, Inc. (a)	8,272	139,797
FTI Consulting, Inc. (a)	14,750	394,858
G&K Services, Inc.	8,006	274,606
Global Cash Access, Inc. (a) (b)	11,612	181,496
Healthcare Services Group, Inc. (a)	9,604	201,204
Heidrick & Struggles International, Inc. (b)	7,652	258,944
Herman Miller, Inc. (a)	22,289	574,388
Hudson Highland Group, Inc. (a) (b)	8,850	95,492
Huron Consulting Group, Inc.	6,034	211,733
IHS, Inc. (a)	8,101	240,033
IKON Office Solutions, Inc.	37,318	470,207
Interpool, Inc.	4,367	97,035
John H. Harland Co. (a)	9,491	412,859
Kelly Services, Inc. (Class A)	6,631	180,164
Kenexa Corp. (b)	5,603	178,456
Kforce, Inc. (a)	11,332	175,533
Knoll, Inc. (b)	11,328	207,982
Korn/Ferry International, Inc. (a) (b)	14,696	287,895
Labor Ready, Inc. (a)	19,496	441,584
Layne Christensen Co. (a)	3,372	95,596
LECG Corp. (b)	8,724	161,132
McGrath Rentcorp	8,769	243,866
Mine Safety Appliances Co. (a)	10,995	441,999
Mobile Mini, Inc. (a) (b)	11,370	332,686
Navigant Consulting, Inc. (a) (b)	16,584	375,628
NCO Group, Inc. (a) (b)	10,496	277,514
On Assignment, Inc. (b)	9,863	90,641
PeopleSupport, Inc. (b)	7,007	94,314
PHH Corp.	18,910	520,781
Pike Electric Corp. (a)	4,285	82,529
Resources Connection, Inc. (a) (b)	17,185	429,969
Rollins, Inc.	10,521	206,632
Schawk, Inc. (a)	6,595	115,413
School Specialty, Inc. (a)	8,915	283,943
SIRVA, Inc. (a)	18,208	117,806
Sitel Corp.	22,069	86,510
Sourcecorp, Inc. (a)	5,056	125,338

*See accompanying notes to financial statements.

MSF-244

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Spherion Corp. (a)	23,740	$216,509
Synagro Technologies, Inc. (a)	23,225	91,274
Teletech Holdings, Inc. (a)	12,520	158,503
Tetra Technologies, Inc.	17,868	316,978
The Advisory Board Co. (b)	6,513	313,210
The Geo Group, Inc.	4,644	162,772
United Stationers, Inc.	10,645	525,011
Viad Corp. (a)	7,266	227,426
Volt Information Sciences, Inc. (a)	3,184	148,374
Waste Connections, Inc. (b)	16,002	582,473
Waste Services, Inc. (a)	7,102	63,847
Watson Wyatt & Co. Holdings (b)	14,195	498,812

		17,600,534

Communications Equipment—2.4%
3Com Corp. (a) (b)	132,349	677,627
ADTRAN, Inc. (a)	23,237	521,206
Anaren, Inc. (a) (b)	8,998	184,369
Andrew Corp. (b)	53,781	476,500
Arris Group, Inc. (a) (b)	35,727	468,738
Avanex Corp. (a)	59,807	105,260
Avocent Corp. (a) (b)	17,916	470,295
Bel Fuse, Inc. (Class B) (a)	3,876	127,172
Black Box Corp. (a)	5,584	214,035
Blue Coat Systems, Inc. (a) (b)	3,656	61,640
C-COR.net Corp. (a)	13,999	108,072
CommScope, Inc. (a) (b)	18,589	584,066
Comtech Telecommunications Corp.	7,443	217,857
CT Communications, Inc. (a)	5,790	132,417
Digi International, Inc. (a)	7,205	90,279
Dycom Industries, Inc. (a) (b)	17,175	365,656
Echelon Corp. (a)	9,320	69,807
EMS Technologies, Inc.	5,492	98,691
Extreme Networks, Inc.	41,400	172,224
Finisar Corp. (a)	75,250	246,068
Foundry Networks, Inc. (a) (b)	49,349	526,060
Harmonic, Inc. (a)	24,790	111,059
Inter-Tel, Inc.	7,313	154,012
Interdigital Commerce Corp. (a)	17,752	619,722
Ixia (a) (b)	14,919	134,271
Loral Space & Communications, Inc.	4,175	118,403
MRV Communications, Inc. (a)	37,106	115,400
Netgear, Inc. (a)	10,411	225,398
Oplink Communications, Inc. (a) (b)	5,294	96,933
Packeteer, Inc. (b)	10,674	121,043
Plantronics, Inc. (a)	16,838	373,972
Polycom, Inc. (b)	29,322	642,738
Powerwave Technologies, Inc. (a) (b)	36,417	332,123
Redback Networks, Inc. (a) (b)	18,945	347,451
SafeNet, Inc. (a) (b)	8,748	155,015
Sonus Networks, Inc. (a)	80,309	397,530
Stratex Networks, Inc. (a)	34,185	115,887
Sycamore Networks, Inc.	56,314	228,635
Symmetricom, Inc. (a)	18,002	127,274
Tekelec, Inc. (a)	18,063	223,078
UTStarcom, Inc. (a) (b)	41,391	322,436
ViaSat, Inc. (b)	8,138	208,984

		11,089,403

Security Description	Shares	Value*

Computers & Peripherals—1.3%
Adaptec, Inc. (a)	38,048	$165,128
Advanced Digital Information Corp. (a)	21,975	258,646
Avid Technology, Inc. (a) (b)	14,314	477,086
Brocade Communications Systems, Inc. (a)	99,715	612,250
Concurrent Computer Corp.	1	3
Electronics for Imaging, Inc. (a)	21,767	454,495
Emulex Corp. (b)	27,562	448,434
Gateway, Inc. (a) (b)	82,964	157,632
Hutchinson Technology, Inc. (a)	10,438	225,774
Hypercom Corp.	16,588	155,098
Imation Corp.	12,404	509,184
Intermec, Inc. (a)	16,327	374,541
Komag, Inc. (a)	10,860	501,515
McDATA Corp. (Class A) (a) (b)	49,252	200,948
Neoware, Inc.	7,010	86,153
Novatel Wireless, Inc. (a) (b)	9,676	100,437
Palm, Inc. (a)	30,306	487,927
Presstek, Inc. (a)	8,252	76,826
Quantum Corp. (a)	58,375	152,943
Rackable Systems, Inc. (a) (b)	9,441	372,825
Stratasys, Inc. (a)	3,679	108,383
Synaptics, Inc. (a)	9,134	195,468

		6,121,696

Construction & Engineering—0.5%
Comfort Systems USA, Inc.	12,729	181,897
EMCOR Group, Inc.	10,614	516,583
Granite Construction, Inc.	11,649	527,350
Infrasource Services, Inc. (a)	9,285	169,080
Insituform Technologies, Inc. (a) (b)	8,726	199,738
Integrated Electrical Services, Inc. (a)	5,516	96,365
MasTec, Inc. (a)(b)	11,985	158,322
Perini Corp.	6,452	145,170
Sterling Construction Co., Inc. (a)	3,169	87,464
Williams Scotsman International, Inc. (a)	10,303	225,018

		2,306,987

Construction Materials—0.3%
Ameron International Corp.	3,679	246,567
Headwaters, Inc. (a) (b)	15,089	385,675
Texas Industries, Inc. (a)	8,457	449,067
U.S. Concrete, Inc. (a)	11,824	130,655

		1,211,964

Consumer Finance—0.5%
Advance America Cash Advance Centers, Inc. (a)	22,152	388,546
Advanta Corp. (Class B) (a)	7,251	260,673
ASTA Funding, Inc. (a)	3,146	117,818
Cash America International, Inc.	9,980	319,360
CompuCredit Corp. (a)	7,564	290,760
Credit Acceptance Corp. (a)	3,520	95,533
Dollar Financial Corp.	4,535	81,630
EzCorp., Inc. (a)	4,249	160,145
First Cash Financial Services	7,822	154,485
United PanAm Financial Corp. (b)	3,687	112,085
World Acceptance Corp. (a)	6,270	222,710

		2,203,745

*See accompanying notes to financial statements.

MSF-245

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Containers & Packaging—0.4%
AEP Industries, Inc.	2,605	$87,059
AptarGroup, Inc.	11,849	587,829
Buckeye Technologies, Inc. (a)	8,960	68,454
Caraustar Industries, Inc. (a)	11,215	100,935
Graphic Packaging Corp.	27,357	103,683
Greif Brothers Corp.	5,597	419,551
Myers Industries, Inc.	8,698	149,519
Rock Tennessee Co. (a)	11,409	181,974
Silgan Holdings, Inc.	7,176	265,584

		1,964,588

Distributors—0.2%
Building Materials Holdings Corp. (a)	10,850	302,390
Core-Mark Holding Co., Inc. (b)	3,709	132,782
Keystone Automotive Industries, Inc.	5,150	217,433
Source Interlink Cos., Inc. (a)	10,894	129,639

		782,244

Diversified Consumer Services—1.0%
Alderwoods Group, Inc. (a)	13,386	260,492
Bright Horizons Family Solutions, Inc. (b)	9,300	350,517
Coinmach Service Corp.	9,959	102,080
Corinthian Colleges, Inc. (a) (b)	29,341	421,337
DeVry, Inc. (b)	20,314	446,299
Home Solutions of America, Inc. (a)	13,387	82,598
INVESTools, Inc.	16,036	127,326
Jackson Hewitt Tax Service, Inc.	12,008	376,451
Mathews International Corp. (a)	11,672	402,334
PrePaid Legal Services, Inc. (a)	3,127	107,882
Regis Corp.	15,984	569,190
Sotheby’s Holdings, Inc. (Class A) (b)	20,466	537,233
Stewart Enterprises, Inc. (a)	34,589	198,887
Strayer Education, Inc.	4,933	479,093
Universal Technical Institute, Inc. (a) (b)	6,976	153,612
Vertrue, Inc. (a) (b)	2,518	108,350

		4,723,681

Diversified Financial Services—0.7%
Ace Cash Express, Inc. (a)	5,698	166,780
Asset Acceptence Capital Corp. (a)	5,980	118,404
CBIZ, Inc. (a)	20,992	155,551
Charter Municipal Mortgage Acceptance Co. (a)	17,803	333,094
Commercial Capital Bancorp, Inc.	14,476	227,997
Federal Agricultural Mortgage Corp. (a)	4,977	137,863
Financial Federal Corp. (a)	9,727	270,508
Fremont General Corp. (a)	22,507	417,730
International Securities Exchange, Inc. (a)	12,872	490,037
KNBT Bancorp. (a)	9,880	163,218
Marlin Business Services Corp.	4,312	97,279
Ocwen Financial Corp. (a)	13,008	165,332
Pico Holdings, Inc. (a)	2,706	87,269
Portfolio Recovery Associates, Inc. (a)	5,116	233,801
Resource America, Inc. (a)	5,263	100,260
Rewards Network, Inc. (a)	9,744	79,608

		3,244,731

Security Description	Shares	Value*

Diversified Telecommunication Services—0.8%
Alaska Air Group, Inc.	14,481	$183,185
Broadwing Corp. (a)	27,848	288,227
Cbeyond Communications, Inc.	5,845	127,479
Cincinnati Bell, Inc. (a) (b)	77,730	318,693
Commonwealth Telephone Enterprises, Inc. (a) (b)	7,216	239,283
Consolidated Communications Holdings, Inc. (a)	8,134	135,268
Covad Communications Group, Inc. (a)	101,601	204,218
Ditech Networks, Inc.	9,747	84,994
Fairpoint Communications, Inc. (a)	8,550	123,120
General Communication, Inc.	17,909	220,639
Golden Telecom, Inc. (a)	6,960	176,436
IDT Corp. (Class B) (a)	18,747	258,521
Iowa Telecommunications Services, Inc. (a)	9,545	180,591
North Pittsburgh Systems, Inc. (a)	5,925	163,293
Premiere Global Services, Inc. (a)	23,180	175,009
Shenandoah Telecommunications Co. (a)	3,196	150,212
SureWest Communications (a)	6,370	123,068
Time Warner Telecom, Inc. (a)	25,636	380,695
Valor Communications Group, Inc. (a)	14,277	163,472
Vonage Holdings Corp. (a)	20,351	174,815

		3,871,218

Electric Utilities—0.9%
ALLETE, Inc.	8,140	385,429
Cleco Corp.	18,372	427,149
Duquesne Light Holdings, Inc. (a)	25,718	422,804
El Paso Electric Co.	15,956	321,673
Empire District Electric Co. (a)	9,579	196,848
IDACORP, Inc. (a)	15,650	536,639
ITC Holdings Corp. (a)	4,070	108,181
NGP Capital Resources Co. (a)	4,928	72,097
Otter Tail Corp.	11,441	312,683
Portland General Electric Co. (a)	9,183	229,300
UIL Holdings Corp.	4,716	265,464
Unisource Energy Corp.	11,123	346,481
Westar Energy, Inc. (a)	29,287	616,491

		4,241,239

Electrical Equipment—1.5%
A.O. Smith Corp.	6,942	321,831
Acuity Brands, Inc.	15,774	613,766
American Superconductor Corp. (a)	12,644	111,647
Baldor Electric Co. (a)	11,435	357,801
Belden CDT, Inc. (a)	15,657	517,464
Capstone Turbine Corp. (a)	37,341	85,137
Encore Wire Corp. (a)	7,971	286,478
Energy Conversion Devices, Inc. (a)	13,214	481,386
EnerSys (a)	15,059	314,733
Evergreen Solar, Inc. (a)	22,834	296,385
Franklin Electric, Inc. (a)	7,196	371,601
FuelCell Energy, Inc. (a)	14,608	139,945
General Cable Corp. (a) (b)	17,007	595,245
Genlyte Group, Inc.	8,552	619,421
GrafTech International, Ltd. (a)	29,803	172,857
II-VI, Inc. (b)	7,274	133,114
LSI Industries, Inc. (a)	6,410	108,906

*See accompanying notes to financial statements.

MSF-246

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electrical Equipment—(Continued)
Medis Technologies, Ltd. (a)	7,243	$146,888
Plug Power, Inc. (a)	25,654	119,804
Power-One, Inc. (a)	21,131	139,465
Regal Beloit Corp. (a)	10,368	457,747
Superior Essex, Inc.	5,734	171,619
The Lamson & Sessions Co.	4,907	139,163
Vicor Corp. (a)	6,862	113,703
Woodward Governor Co. (a)	10,446	318,707

		7,134,813

Electronic Equipment & Instruments—2.5%
Acacia Research Corp.	9,889	139,039
Aeroflex, Inc. (b)	25,179	293,839
Agilysys, Inc.	9,974	179,532
Anixter International, Inc. (b)	11,633	552,102
Applied Films Corp. (b)	5,226	148,889
Benchmark Electronics, Inc. (a)	23,157	558,547
Brightpoint, Inc.	17,395	235,354
Checkpoint Systems, Inc.	13,610	302,278
Cognex Corp. (a)	15,740	409,712
Coherent, Inc. (a) (b)	10,406	350,994
CTS Corp. (a)	11,406	169,835
Daktronics, Inc. (a)	13,217	381,575
Digital Theater Systems, Inc. (a) (b)	5,471	106,575
Electro Scientific Industries, Inc. (b)	10,869	195,533
Excel Technology, Inc. (a) (b)	3,926	117,466
Fargo Electronics, Inc.	4,293	108,999
FLIR Systems, Inc. (b)	23,395	535,746
Gerber Scientific, Inc.	8,160	106,162
Global Imaging Systems, Inc. (a)	7,763	320,457
Identix, Inc. (a)	28,078	196,265
Insight Enterprises, Inc. (a) (b)	16,452	313,411
International DisplayWorks, Inc. (a)	16,248	84,490
Itron, Inc. (a) (b)	8,516	504,658
Kemet Corp. (a) (b)	30,579	281,938
Littelfuse, Inc. (b)	7,349	252,659
LoJack Corp. (a)	5,656	106,672
Maxwell Technologies, Inc. (a)	5,235	102,763
Measurement Specialties, Inc. (a)	3,555	79,170
Mercury Computer Systems, Inc. (a) (b)	7,510	115,579
Methode Electronics, Inc. (a)	14,807	155,622
MTS Systems Corp.	7,526	297,352
Multi Fineline Electronix, Inc. (a)	2,550	84,635
Newport Corp. (a) (b)	13,731	221,344
OSI Systems, Inc. (a)	6,662	118,384
OYO Geospace Corp.	1,414	80,754
Park Electrochemical Corp. (a)	8,044	207,133
Paxar Corp.	13,947	286,890
Photon Dynamics, Inc. (a)	6,134	76,798
Plexus Corp. (b)	16,083	550,199
RadiSys Corp. (a)	9,234	202,779
Rofin-Sinar Technologies, Inc. (b)	5,108	293,557
Rogers Corp. (a)	5,669	319,391
ScanSource, Inc. (a) (b)	10,344	303,286
Sirenza Microdevices, Inc. (a)	9,013	109,418
SunPower Corp. (a)	2,858	80,081
SYNNEX Corp. (a)	4,600	87,216

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)
Technitrol, Inc.	14,270	$330,351
TTM Technologies, Inc. (a) (b)	13,244	191,641
Universal Display Corp. (a)	8,227	109,501
Viisage Technology, Inc. (a)	7,803	118,290
X-Rite, Inc. (a)	6,734	74,007
Zygo Corp. (a)	6,353	104,126

		11,652,994

Energy Equipment & Services—2.3%
Atwood Oceanics, Inc. (a) (b)	8,832	438,067
Basic Energy Services, Inc. (a) (b)	4,220	129,005
Bristow Group, Inc.	7,703	277,308
Bronco Drilling Co., Inc. (a) (b)	4,908	102,528
CARBO Ceramics, Inc. (a)	6,497	319,198
Cogent, Inc. (a) (b)	15,177	228,717
Color Kinetics, Inc. (a) (b)	4,601	87,005
Complete Production Services, Inc.	8,993	212,595
Dril-Quip, Inc. (a)	3,442	283,758
Grey Wolf, Inc. (a) (b)	66,019	508,346
Gulf Islands Fabrication, Inc. (a)	3,421	68,557
Gulfmark Offshore, Inc. (a)	6,358	164,227
Hanover Compressor Co. (a) (b)	34,459	647,140
Hercules Offshore, Inc. (a) (b)	6,970	243,950
Hornbeck Offshore Services, Inc.	8,397	298,261
Hydril (b)	6,035	473,868
Input/Output, Inc. (a) (b)	29,280	276,696
Lone Star Technologies, Inc. (b)	10,665	576,123
Lufkin Industries, Inc. (a)	5,378	319,615
Matrix Service Co. (a)	7,572	86,624
Maverick Tube Corp. (a)	12,463	787,537
Metretek Technologies, Inc. (a)	5,569	95,675
NATCO Group, Inc. (a)	5,054	203,171
Newpark Resources, Inc. (a)	32,711	201,173
NS Group, Inc. (b)	7,243	398,944
Oil States International, Inc. (a) (b)	16,711	572,853
Parker Drilling Co. (a)	31,977	229,595
PHI, Inc.	4,788	158,962
Pioneer Drilling Co. (a) (b)	14,250	220,020
RPC, Inc. (a)	7,209	175,035
Sulphco, Inc. (a)	12,650	90,574
Superior Well Services, Inc.	3,937	98,031
Trico Marine Services, Inc. (a)	4,163	141,542
Universal Compression Holdings, Inc. (b)	10,156	639,523
Veritas DGC, Inc.	12,528	646,194
W-H Energy Services, Inc.	10,795	548,710
Warrior Energy Services Corp.	3,527	85,812

		11,034,939

Food & Staples Retailing—0.9%
Casey’s General Stores, Inc. (a)	18,712	467,987
Central European Distribution Corp. (a)	10,316	259,538
Flowers Foods, Inc. (a)	19,002	544,217
Great Atlantic & Pacific Tea Co., Inc. (a)	6,118	139,001
Longs Drug Stores Corp. (a)	10,129	462,085
Nash Finch Co. (a)	6,075	129,337
Pathmark Stores, Inc.	22,620	212,854
Performance Food Group Co. (a) (b)	11,525	350,130

*See accompanying notes to financial statements.

MSF-247

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Food & Staples Retailing—(Continued)
Ruddick Corp. (a)	13,894	$340,542
Smart & Final, Inc. (a) (b)	5,192	87,433
Spartan Stores, Inc. (a)	7,601	111,203
The Andersons, Inc. (a)	4,644	193,237
The Topps Co., Inc. (a)	9,888	81,279
United Natural Foods, Inc. (a) (b)	14,937	493,220
Weis Markets, Inc. (a)	3,019	124,383
Wild Oats Markets, Inc. (a)	10,328	202,429

		4,198,875

Food Products—0.9%
Central Garden & Pet Co. (a) (b)	7,608	327,524
Chiquita Brands International, Inc. (a)	15,323	211,151
Darling International, Inc. (a)	18,375	83,239
Delta & Pine Land Co. (a)	13,252	389,609
Diamond Foods, Inc. (a)	6,188	99,441
Gold Kist, Inc. (a)	16,661	222,758
Hain Celestial Group, Inc. (b)	10,793	278,028
Imperial Sugar Co. (a)	4,412	104,653
J & J Snack Foods Corp.	4,302	142,267
Lancaster Colony Corp. (a)	8,557	337,745
Lance, Inc. (a)	10,266	236,323
Pilgrim’s Pride Corp. (a)	14,058	362,696
Ralcorp Holdings, Inc. (a) (b)	8,839	375,923
Reddy Ice Holdings, Inc. (a)	6,316	128,531
Sanderson Farms, Inc. (a)	6,025	168,640
Seabord Corp. (a)	140	179,200
Tootsie Roll Industries, Inc.	12,362	360,105
Treehouse Foods, Inc. (a) (b)	10,964	261,930

		4,269,763

Gas Utilities—0.8%
Cascade Natural Gas Corp. (a)	4,390	92,585
Laclede Group, Inc. (a)	7,405	254,436
New Jersey Resources Corp. (a)	9,103	425,838
Nicor, Inc. (a)	14,678	609,137
Northwest Natural Gas Co. (a)	9,122	337,788
Peoples Energy Corp. (a)	12,510	449,234
Piedmont Natural Gas Co. (a)	25,665	623,660
South Jersey Industries, Inc. (a)	9,712	266,012
Southwest Gas Corp. (a)	12,477	391,029
WGL Holdings, Inc. (a)	16,218	469,511

		3,919,230

Health Care Equipment & Supplies—3.9%
Abaxis, Inc. (a)	6,884	153,995
ABIOMED, Inc. (a)	7,543	97,833
Advanced Magnetics, Inc. (a)	3,222	97,369
Align Technology, Inc. (a)	20,358	150,446
Allscripts Healthcare Solutions, Inc. (a)	16,425	288,259
American Medical Systems Holdings, Inc. (a) (b)	24,069	400,749
Analogic Corp.	4,515	210,444
Angiodynamics, Inc.	4,745	128,352
Arrow International, Inc.	7,257	238,538
ArthroCare Corp. (a) (b)	9,400	394,894
Aspect Medical Systems, Inc. (a) (b)	5,497	95,868

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Bio-Rad Laboratories, Inc.	6,561	$426,071
Biosite Diagnostics, Inc. (a)	5,516	251,861
Candela Corp.	9,102	144,358
Conceptus, Inc. (a)	8,798	120,005
Conmed Corp.	10,292	213,044
Conor Medsystems, Inc. (a) (b)	9,643	266,050
Cyberonics, Inc. (a)	6,939	147,939
Datascope Corp. (a)	6,246	192,627
Dendrite International, Inc.	13,945	128,852
Diagnostic Products Corp.	8,564	498,168
Dionex Corp. (b)	6,793	371,305
DJ Orthopedics, Inc. (a)	9,247	340,567
Eclipsys Corp.	16,059	291,631
Emageon, Inc. (a)	10,301	150,292
Encore Medical Corp. (a)	18,840	90,620
ev3, Inc. (a) (b)	5,272	78,078
Foxhollow Technologies, Inc. (a) (b)	6,870	187,688
Greatbatch, Inc. (a) (b)	7,075	166,970
Haemonetics Corp.	9,698	451,054
HealthTronics, Inc. (a) (b)	11,300	86,445
Hologic, Inc. (a) (b)	15,543	767,202
I Flow Corp. (a)	12,765	138,117
ICU Medical, Inc. (a) (b)	4,620	195,149
Illumina, Inc. (a)	14,483	429,566
Immucor, Inc. (b)	22,692	436,367
Integra LifeSciences Holdings (a) (b)	7,005	271,864
Intermagnetics General Corp. (a) (b)	13,983	377,261
IntraLase Corp. (a)	8,195	137,184
Invacare Corp. (a)	11,989	298,286
Inverness Medical Innovations, Inc. (a)	9,832	277,557
Kensey Nash Corp. (a)	5,896	173,932
Kyphon, Inc. (b)	15,192	582,765
Laserscope (a)	8,601	264,997
Lifecell Corp. (a)	12,585	389,128
Mentor Corp. (a)	12,505	543,968
Merge Technologies, Inc. (a)	6,036	74,303
Meridian Bioscience, Inc.	7,708	192,315
Merit Medical Systems, Inc. (a) (b)	11,890	163,606
Molecular Devices Corp. (b)	5,790	176,942
Neurometrix, Inc. (a)	4,803	146,299
NuVasive, Inc. (a) (b)	12,015	219,033
OraSure Technologies, Inc. (a) (b)	13,839	131,747
Palomar Medical Technologies, Inc. (a) (b)	5,660	258,266
Polymedica Corp. (a)	9,490	341,260
Quidel Corp.	11,820	112,290
Sirona Dental Systems, Inc. (a)	6,289	249,170
SonoSite, Inc. (a) (b)	6,353	248,021
Spectranetics Corp. (a)	11,727	125,713
Stereotaxis, Inc. (a)	6,668	71,948
STERIS Corp.	23,487	536,913
SurModics, Inc. (a)	6,054	218,610
Symmetry Medical, Inc. (a) (b)	12,723	195,934
Thoratec Corp. (a) (b)	22,194	307,831
Trizetto Group (a)	13,889	205,418
Varian, Inc. (a) (b)	10,830	449,553
Ventana Medical Systems, Inc. (a)	10,493	495,060
Viasys Healthcare, Inc. (a)	10,621	271,898

*See accompanying notes to financial statements.

MSF-248

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Vital Signs, Inc.	2,652	$131,354
West Pharmaceutical Services, Inc.	11,942	433,256
Wright Medical Group, Inc. (a) (b)	11,673	244,316
Zoll Medical Corp.	5,263	172,416

		18,317,187

Health Care Providers & Services—2.5%
Adeza Biomedical Corp.	6,129	85,929
Air Methods Corp.	4,119	107,835
Amedisys, Inc. (a) (b)	5,310	201,249
American Retirement Corp.	12,271	402,121
AMERIGROUP Corp.	17,759	551,239
AMN Healthcare Services, Inc. (a)	11,363	230,669
AmSurg Corp. (a) (b)	9,913	225,521
Apria Healthcare Group, Inc. (a) (b)	16,827	318,030
Capital Senior Living Corp.	8,842	90,896
Centene Corp. (a) (b)	15,935	374,951
Chemed Corp. (a)	8,490	462,960
Computer Programs & Systems, Inc.	3,571	142,697
Cross Country Healthcare, Inc. (a)	11,102	201,945
eResearch Technology, Inc. (a)	16,605	151,106
Five Star Quality Care, Inc.	12,026	133,128
Genesis HealthCare Corp. (a)	6,463	306,152
Gentiva Health Services, Inc. (b)	8,301	133,065
HealthExtras, Inc. (a) (b)	9,336	282,134
Healthspring, Inc. (b)	6,344	118,950
Healthways, Inc.	12,125	638,260
Horizon Health Corp. (a) (b)	5,842	121,981
inVentiv Health, Inc.	11,095	319,314
Kindred Healthcare, Inc. (a) (b)	11,830	307,580
Landauer, Inc. (a)	3,870	185,373
LCA-Vision, Inc. (a)	8,091	428,095
LHC Group, Inc.	4,496	89,560
Magellan Health Services, Inc. (a)	12,702	575,528
Matria Healthcare, Inc. (a) (b)	7,881	168,811
Molina Healthcare, Inc. (a) (b)	4,534	172,519
National Healthcare Corp. (a)	2,378	105,940
Odyssey Healthcare, Inc. (a)	11,365	199,683
Omnicell, Inc. (a)	10,254	141,710
Option Care, Inc. (a)	9,739	116,673
Owens & Minor, Inc.	15,073	431,088
Parexel International Corp. (a) (b)	11,174	322,370
Per-Se Technologies, Inc. (a)	12,237	308,128
Phase Forward, Inc.	12,878	148,355
Providence Service Corp. (a)	3,195	87,000
PSS World Medical, Inc.	23,469	414,228
Psychiatric Solutions, Inc. (b)	18,154	520,294
Radiation Therapy Services, Inc. (a) (b)	3,764	101,289
RehabCare Group, Inc. (a) (b)	5,686	98,823
Res-Care, Inc.	9,560	191,200
Sunrise Assisted Living, Inc. (a)	15,417	426,280
Symbion, Inc. (a) (b)	5,800	120,408
United Surgical Partners International, Inc. (a) (b)	16,160	485,931
Vital Images, Inc. (b)	4,292	106,012

		11,853,010

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—3.0%
AFC Enterprises, Inc. (a)	6,656	$84,864
Ambassadors Group, Inc.	7,264	209,784
Ameristar Casinos, Inc. (a)	8,422	163,808
Applebee’s International, Inc.	25,299	486,247
Aztar Corp. (a)	12,995	675,220
Bally Technologies, Inc. (a)	17,576	289,477
Bally Total Fitness Holding Corp.	13,819	93,693
BJ’s Restaurants, Inc. (a) (b)	5,028	112,326
Bluegreen Corp. (a)	9,075	104,000
Bob Evans Farms, Inc.	12,675	380,377
Buffalo Wild Wings, Inc. (a)	3,743	143,394
California Pizza Kitchen, Inc.	7,481	205,578
CBRL Group, Inc.	10,610	359,891
CEC Entertainment, Inc. (a) (b)	12,863	413,160
Century Casinos Inc	7,774	83,260
Chipolte Mexican Grill, Inc. (a)	2,655	161,822
Churchill Downs, Inc. (a)	2,600	97,370
CKE Restaurants, Inc. (a)	23,101	383,708
Denny’s Corp.	29,921	110,408
Dominos Pizza, Inc.	13,090	323,847
Dover Downs Gaming & Entertainment, Inc. (a)	5,426	106,567
Gaylord Entertainment Co. (a) (b)	14,338	625,710
Great Wolf Resorts, Inc. (a) (b)	7,057	84,755
IHOP Corp. (a)	7,076	340,214
Isle of Capri Casinos, Inc. (a)	5,448	139,741
Jack in the Box, Inc. (a)	11,884	465,853
Krispy Kreme Doughnuts, Inc. (a) (b)	17,552	142,873
Landry’s Restaurants, Inc. (a)	5,380	174,581
Life Time Fitness, Inc. (a)	10,371	479,866
Lodgian, Inc.	8,228	117,249
Lone Star Steakhouse & Saloon, Inc.	7,698	201,919
Marcus Corp. (a)	6,399	133,611
McCormick & Schmick’s Seafood Restaurants, Inc. (b)	4,456	106,053
Monarch Casino & Resort, Inc. (a)	3,152	88,634
Morgans Hotel Group Co.	6,796	105,746
Multimedia Games, Inc. (a)	10,372	105,068
Navigant International, Inc.	5,853	93,824
O’Charleys, Inc.	10,491	178,347
P.F. Chang’s China Bistro, Inc. (a) (b)	8,813	335,070
Papa John’s International, Inc. (a)	8,708	289,106
Pinnacle Entertainment, Inc. (b)	16,399	502,629
Progressive Gaming International Corp. (a)	14,302	111,556
RARE Hospitality International, Inc. (a) (b)	11,393	327,663
Red Robin Gourmet Burgers, Inc. (a) (b)	5,773	245,699
Ruby Tuesday, Inc. (a)	20,181	492,618
Ruth’s Chris Steak House, Inc. (a)	6,362	129,912
Ryan’s Restaurant Group, Inc.	14,640	174,362
Shuffle Master, Inc. (a) (b)	13,355	437,777
Six Flags, Inc. (a)	22,677	127,445
Sonic Corp. (a) (b)	29,103	605,051
Speedway Motorsports, Inc.	5,630	212,476
Texas Roadhouse, Inc. (a)	18,181	245,807
The Steak N Shake Co. (a) (b)	8,968	135,776
Triarc Cos., Inc. (a)	21,241	331,997
Trump Entertainment Resorts, Inc. (b)	9,906	199,606
Vail Resorts, Inc. (a)	9,860	365,806
WMS Industries, Inc. (a) (b)	9,408	257,685

		14,100,886

*See accompanying notes to financial statements.

MSF-249

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—1.3%
Amereican Greetings Corp. (Class A)	18,214	$382,676
Avatar Holding, Inc. (a)	2,006	114,282
Blount International, Inc.	13,097	157,426
Blyth, Inc.	8,456	156,098
Brookfield Homes Corp. (a)	5,206	171,538
California Coastal Communities, Inc. (a)	2,667	85,344
Cavco Industries Inc.	2,236	99,368
Champion Enterprises, Inc. (a)	25,302	279,334
China BAK Battery Inc. (a)	10,251	87,236
Ethan Allen Interiors, Inc. (a)	11,770	430,194
Furniture Brands International, Inc. (a)	16,624	346,444
Hovnanian Enterprises, Inc. (Class A) (a) (b)	16,791	505,073
Interface, Inc. (a)	15,557	178,128
iRobot Corp. (a) (b)	4,131	102,779
Kimball International, Inc. (Class B) (a)	7,262	143,134
La-Z-Boy, Inc. (a)	16,845	235,830
Levitt Corp. (Class A) (a) (b)	5,017	80,272
Lifetime Brands, Inc.	4,264	92,401
M/I Schottenstein Homes, Inc. (a)	4,052	142,144
Meritage Homes Corp. (a) (b)	7,648	361,368
National Presto Industries, Inc.	1,747	91,333
Sealy Corp.	7,574	100,507
Skyline Corp. (a)	2,168	92,747
Stanley Furniture, Inc.	5,050	121,049
Technical Olympic USA, Inc. (a)	5,446	78,205
Tempur-Pedic International, Inc. (a) (b)	17,516	236,641
The Yankee Candle Co., Inc. (a)	15,360	384,154
Tupperware Corp.	20,769	408,942
Universal Electronics, Inc.	7,533	133,409
WCI Communities, Inc. (a) (b)	13,224	266,331

		6,064,387

Household Products—0.1%
Spectrum Brands, Inc. (a) (b)	13,179	170,273
WD-40 Co. (a)	6,572	220,622

		390,895

Independent Power Producers & Energy Traders—0.1%
Black Hills Corp. (a)	11,578	397,473
Ormat Technologies, Inc. (a)	2,629	100,296

		497,769

Industrial Conglomerates—0.1%
Raven Industries, Inc. (a)	6,403	201,695
Standex International Corp.	3,627	110,079
Tredegar Industries, Inc.	10,102	159,814

		471,588

Insurance—2.3%
21st Century Insurance Group (a)	10,646	153,302
Alfa Corp. (a)	11,623	192,477
American Equity Investment Life (a)	16,135	171,999
American Physicians Capital, Inc.	2,659	139,837
Argonaut Group, Inc. (a)	10,151	304,936

Security Description	Shares	Value*

Insurance—(Continued)
Bristol West Holdings, Inc.	4,982	$79,712
Citizens, Inc. (b)	1	5
Clark, Inc.	6,682	88,202
CNA Surety Corp. (a)	4,378	75,652
Commerce Group, Inc.	18,369	542,620
Delphi Financial Group, Inc.	14,004	509,185
Direct General Corp. (a)	5,117	86,580
Donega Group, Inc. (a)	3,957	76,805
Enstar Group, Inc. (a)	1,068	98,459
FBL Financial Group, Inc. (a)	5,878	190,447
FPIC Insurance Group, Inc. (a)	3,519	136,361
Harleysville Group, Inc.	4,300	136,396
Hilb, Rogal & Hamilton Co. (a)	12,272	457,377
Horace Mann Educators Corp.	13,954	236,520
Infinity Property & Casualty Corp.	8,320	341,120
James River Group, Inc.	3,364	83,764
Landamerica Financial Group, Inc. (a)	6,365	411,179
Midland Co. (a)	4,564	173,341
National Financial Partners Corp. (a)	12,627	559,502
National Interstate Corp. (a)	5,577	151,248
National Western Life Insurance Co.	717	171,829
Odyssey Re Holdings Corp. (a)	3,992	105,189
Ohio Casualty Corp. (b)	20,908	621,595
Phoenix Cos., Inc.	38,099	536,434
PMA Capital Corp.	10,782	111,055
Presidential Life Corp. (a)	6,818	167,586
ProAssurance Corp. (a) (b)	10,560	508,781
RLI Corp.	8,244	397,196
Safety Insurance Group, Inc. (a)	4,914	233,661
SCPIE Holdings, Inc. (a)	3,692	85,839
SeaBright Insurance Holdings, Inc. (a)	5,807	93,551
Selective Insurance Group, Inc. (a)	10,056	561,829
State Auto Financial Corp. (a)	6,342	206,369
Stewart Information Services Corp. (a)	5,777	209,763
The Navigators Group, Inc. (a) (b)	3,750	164,325
Tower Group, Inc. (a)	5,189	156,967
U.S.I. Holdings Corp. (a)	14,907	199,903
United Fire & Casualty Co. (a)	7,145	215,279
Universal American Financial Corp. (a) (b)	13,303	174,934
Zenith National Insurance Corp. (a)	12,505	496,073

		10,815,184

Internet & Catalog Retail—0.3%
Blue Nile, Inc. (a) (b)	4,860	156,298
Gaiam, Inc.	6,150	86,223
GSI Commerce, Inc. (a) (b)	14,377	194,521
Netflix, Inc.	13,528	368,097
Overstock.com, Inc. (a)	3,885	82,595
Priceline.com, Inc.	8,672	258,946
Stamps.com, Inc. (a)	6,134	170,648
The Sportsman’s Guide, Inc. (b)	2,804	85,522
ValueVision Media, Inc. (a)	9,144	100,858

		1,503,708

*See accompanying notes to financial statements.

MSF-250

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services – 2.1%
24/7 Real Media, Inc. (a)	17,468	$153,369
aQuantive, Inc. (a) (b)	25,804	653,615
Ariba, Inc. (a)	23,239	191,257
Art Technology Group, Inc. (a)	39,952	119,057
Bankrate, Inc. (a)	3,010	113,658
Chordiant Software, Inc.	28,968	87,773
CMG Information Services, Inc. (a)	172,668	208,928
CNET Networks, Inc. (a) (b)	51,345	409,733
Cybersource Corp. (a) (b)	9,466	110,752
DealerTrack Holdings, Inc. (a)	3,948	87,290
Digital Insight Corp. (a) (b)	13,076	448,376
Digital River, Inc. (a) (b)	13,364	539,772
Digitas, Inc. (b)	33,848	393,314
EarthLink, Inc. (a) (b)	41,991	363,642
eCollege.com, Inc. (a)	8,414	177,872
Equinix, Inc. (a)	9,690	531,593
InfoSpace, Inc. (a) (b)	12,446	282,151
Internap Network Services Corp.	113,897	119,592
Internet Capital Group, Inc.	12,665	113,985
Interwoven, Inc. (a) (b)	14,801	126,993
iPass, Inc. (a)	19,820	110,992
j2 Global Communications, Inc. (a) (b)	18,330	572,263
Jupitermedia Corp. (a) (b)	9,114	118,482
Marchex, Inc. (a) (b)	6,604	108,504
NIC, Inc. (a) (b)	10,636	76,898
Openwave Systems, Inc. (a) (b)	30,626	353,424
RealNetworks, Inc. (a)	36,443	389,940
S1 Corp. (a)	21,159	101,563
SAVVIS, Inc.	3,089	91,465
Sohu.com, Inc.	8,121	209,441
SonicWall, Inc.	22,444	201,772
Stellent, Inc. (a)	9,279	88,614
The Knot, Inc. (a)	5,389	112,792
United Online, Inc. (a)	19,949	239,388
ValueClick, Inc. (a) (b)	34,897	535,669
Vignette Corp.	9,405	137,125
WebEx Communications, Inc. (a)	14,177	503,851
webMethods, Inc. (a)	23,896	235,854
Websense, Inc. (a) (b)	17,000	349,180

		9,769,939

IT Services—1.7%
BearingPoint, Inc. (a) (b)	63,366	530,373
CACI International, Inc. (Class A) (b)	10,312	601,499
Ciber, Inc. (a)	16,935	111,602
Covansys Corp. (a)	10,222	128,491
CSG Systems International, Inc. (a) (b)	16,867	417,290
eFunds Corp. (a)	15,597	343,914
Euronet Worldwide, Inc. (a)	11,993	460,171
Forrester Research, Inc. (b)	5,604	156,800
Gartner, Inc. (Class A) (a) (b)	21,483	305,059
Gevity HR, Inc. (a)	9,435	250,499
Heartland Payment Systems, Inc. (a) (b)	4,945	137,867
InfoUSA, Inc. (a)	9,915	102,224
Integral Systems, Inc.	3,532	94,764
Kanbay International, Inc. (a) (b)	11,636	169,187

Security Description	Shares	Value*

IT Services—(Continued)
Keane, Inc. (a) (b)	18,071	$225,888
Lightbridge, Inc. (b)	9,854	127,609
Lionbridge Technologies, Inc. (a)	29,217	161,570
Mantech International Corp.	5,770	178,062
MAXIMUS, Inc.	7,015	162,397
MPS Group, Inc. (b)	36,087	543,470
Ness Technologies, Inc. (a)	10,051	108,048
Perot Systems Corp. (Class A) (a) (b)	28,389	411,073
RightNow Technologies, Inc. (a) (b)	5,555	92,657
Safeguard Scientifics, Inc. (a)	43,746	94,491
Sapient Corp. (a) (b)	25,464	134,959
SI International, Inc. (a) (b)	5,807	178,043
SRA International, Inc. (b)	13,063	347,868
Sykes Enterprises, Inc.	9,126	147,476
TALX Corp. (a)	10,098	220,843
The BISYS Group, Inc. (b)	40,679	557,302
TNS, Inc. (b)	8,428	174,375
Tyler Technologies, Inc. (a)	13,466	150,819
Wright Express Corp. (a) (b)	13,508	388,220

		8,214,910

Leisure Equipment & Products—0.6%
Arctic Cat, Inc. (a)	5,294	103,286
Callaway Golf Co. (a)	25,755	334,557
JAKKS Pacific, Inc. (a)	8,157	163,874
K2, Inc. (a) (b)	15,520	169,789
Leapfrog Enterprises, Inc. (a)	11,354	114,675
MarineMax, Inc. (a) (b)	6,019	157,878
Marvel Entertainment, Inc. (b)	16,237	324,740
Nautilus Group, Inc. (a)	10,789	169,495
Oakley, Inc. (a)	8,234	138,743
Polaris Industries, Inc. (a)	13,937	603,472
RC2 Corp. (a) (b)	7,234	279,666
Smith & Wesson Holding Corp. (a)	10,386	85,373

		2,645,548

Machinery—2.3%
3D Systems Corp. (a)	4,081	81,987
Accuride Corp.	8,161	101,768
Actuant Corp. (a)	9,699	484,465
Albany International Corp. (Class A) (a)	9,539	404,358
American Railcar Industries, Inc.	3,251	107,641
American Science & Engineering, Inc. (a) (b)	2,762	159,975
Astec Industries, Inc. (a)	6,009	205,027
ASV, Inc. (a)	7,026	161,879
Badger Meter, Inc. (a)	3,762	101,574
Barnes Group, Inc.	11,412	227,669
Briggs & Stratton Corp. (a)	18,295	569,157
Bucyrus International, Inc. (a)	11,418	576,609
Cascade Corp. (a)	4,127	163,223
Circor International, Inc.	6,251	190,593
CLARCOR, Inc. (a)	17,418	518,882
Columbus McKinnon Corp./NY	6,349	138,027
Commercial Vehicle Group, Inc. (b)	5,540	114,567
Dynamic Materials Corp. (a)	4,172	140,722
Enpro Industries, Inc. (a)	6,808	228,749

*See accompanying notes to financial statements.

MSF-251

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
ESCO Technologies, Inc. (a) (b)	8,522	$455,501
Federal Signal Corp. (a)	17,277	261,574
Flow International Corp. (a) (b)	12,041	169,417
Freightcar America, Inc. (a)	4,322	239,914
Gehl Co. (a)	3,366	85,934
Gorman-Rupp Co. (a)	4,175	111,055
Kadant, Inc. (a) (b)	4,243	97,589
Kaydon Corp. (a)	10,850	404,814
LB Foster Co. (a)	3,708	89,993
Lindsay Manufacturing Co. (a)	3,885	105,361
Middleby Corp. (a)	2,244	194,241
Mueller Industries, Inc. (a)	12,475	412,049
Mueller Water Products, Inc.	13,331	232,093
NACCO Industries, Inc.	2,067	284,026
Navistar International Corp. (b)	20,979	516,293
Nordson Corp. (a)	9,920	487,866
RBC Bearings, Inc. (a) (b)	7,150	162,305
Robbins & Myers, Inc. (a)	3,590	93,843
Tecumseh Products Co. (Class A) (a)	5,738	110,170
Tennant Co.	3,300	165,924
The Greenbrier Cos., Inc. (a)	4,736	155,057
Titan International, Inc. (a)	4,637	86,758
Valmont Industries, Inc.	5,834	271,223
Wabash National Corp. (a)	11,061	169,897
Wabtec Corp.	16,509	617,437
Watts Industries, Inc. (a)	9,829	329,763

		10,986,969

Marine—0.2%
American Commercial Lines, Inc. (a) (b)	10,366	624,552
Horizon Lines, Inc.	5,211	83,480

		708,032

Media—2.0%
ADVO, Inc. (a)	12,207	300,414
Arbitron, Inc. (a)	11,686	447,924
Belo Corp. (Class A)	30,931	482,524
Carmike Cinemas, Inc. (a)	4,069	85,775
Catalina Marketing Corp. (a)	16,724	475,965
Charter Communications, Inc. (a)	144,751	163,569
Citadel Broadcasting Corp. (a)	14,362	127,822
CKX, Inc. (a)	17,825	241,885
Courier Corp. (a)	3,534	141,431
Cox Radio, Inc. (Class A) (a) (b)	15,827	228,225
Cumulus Media, Inc. (a)	18,571	198,153
Emmis Communications Corp. (Class A) (a) (b)	10,202	159,559
Entercom Communications Corp. (a)	11,650	304,764
Entravision Communications Corp. (Class A) (b)	25,008	214,319
Fisher Communications, Inc. (a)	2,146	90,411
Gemstar-TV Guide International, Inc. (a)	79,853	281,083
Gray Television, Inc. (a)	14,290	82,739
Harris Interactive, Inc. (a)	17,526	99,898
Hollinger International, Inc. (a)	26,346	211,558
Interactive Data Corp.	12,327	247,649
Journal Communications, Inc.	15,562	174,917
Journal Register Co. (a) (b)	13,471	120,700

Security Description	Shares	Value*

Media—(Continued)
Lakes Entertainment, Inc. (a)	8,528	$103,104
Lee Enterprises, Inc.	15,635	421,363
Live Nation, Inc. (b)	21,770	443,237
LodgeNet Entertainment Corp.	4,834	90,154
Martha Stewart Living Omnimedia, Inc. (a)	7,312	122,184
Media General, Inc. (Class A)	8,060	337,633
Mediacom Communications Corp. (a)	21,028	131,004
Morningstar, Inc. (a)	4,893	202,962
Primedia, Inc. (a) (b)	72,114	131,969
ProQuest Co. (a) (b)	8,496	104,416
Radio One, Inc. (Class D) (a) (b)	27,058	200,229
RCN Corp. (a)	9,950	248,054
Scholastic Corp. (a) (b)	12,825	333,065
Sinclair Broadcast Group, Inc. (a)	14,985	128,272
Spanish Broadcasting Systems, Inc. (a) (b)	11,410	58,305
The Reader’s Digest Association, Inc. (Class A) (a)	33,004	460,736
TiVo, Inc. (a)	27,186	194,380
Valassis Communications, Inc. (b)	17,716	417,920
Westwood One, Inc. (b)	24,836	186,270
World Wrestling Entertainment, Inc. (a)	7,379	124,631

		9,321,172

Metals & Mining—1.7%
A.M. Castle & Co. (a)	3,723	120,067
AK Steel Holding Corp. (a)	37,889	524,005
Aleris International, Inc.	11,594	531,585
AMCOL International Corp. (a)	6,834	180,076
Brush Engineered Material, Inc. (a)	6,088	126,935
Century Aluminum Co. (a)	9,357	333,951
Chaparral Steel Co. (b)	8,810	634,496
Cleveland-Cliffs, Inc. (a)	7,412	587,697
Coeur D’Alene Mines Corp. (a)	94,346	453,804
Compass Minerals International, Inc. (a)	10,947	273,128
Gibraltar Industries, Inc.	7,619	220,951
Hecla Mining Co. (a)	38,880	204,120
Metal Management, Inc. (a)	8,936	273,620
Olympic Steel, Inc.	3,011	106,559
Oregon Steel Mills, Inc. (a)	12,218	618,964
Quanex Corp. (a)	13,566	584,288
Royal Gold, Inc. (a)	7,873	219,027
RTI International Metals, Inc. (a)	8,553	477,600
Ryerson Tull, Inc. (a)	7,775	209,925
Schnitzer Steel Industries, Inc. (a)	7,387	262,091
Steel Dynamics, Inc. (a)	1	39
Stillwater Mining Co.	12,963	164,371
USEC, Inc. (a)	29,883	354,114
Worthington Industries, Inc. (a)	25,829	541,118

		8,002,531

Multi-Utilities—0.5%
Aquila, Inc. (a) (b)	127,747	537,815
Avista Corp. (a)	16,123	368,088
CH Energy Group, Inc. (a)	5,113	245,424
NorthWestern Corp.	13,494	463,519
PNM Resources, Inc.	23,150	577,824

		2,192,670

*See accompanying notes to financial statements.

MSF-252

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Multiline Retail—0.3%
99 Cents Only Stores (a) (b)	15,777	$165,027
Big Lots, Inc. (a) (b)	39,555	675,599
Fred’s, Inc. (a)	13,765	183,763
Retail Ventures, Inc. (a) (b)	5,647	100,630
Tuesday Morning Corp. (a)	11,348	149,226

		1,274,245

Mutual Funds—4.8%
iShares Russell 2000 Index Fund (a)	312,100	22,439,990
MVC Capital, Inc.	6,310	84,806

		22,524,796

Oil, Gas & Consumable Fuels—2.9%
Alon USA Energy, Inc. (a)	3,353	105,519
Alpha Natural Resources, Inc. (a) (b)	17,612	345,547
Arena Resources, Inc. (a)	3,797	130,199
Atlas America, Inc.	7,192	322,274
ATP Oil & Gas Corp. (b)	6,906	289,569
Aurora Oil & Gas Corp.	23,839	95,356
Berry Petroleum Co. (a)	11,254	373,070
Bill Barrett Corp. (a) (b)	9,732	288,165
Bois d’Arc Energy, Inc. (b)	6,095	100,385
Brigham Exploration Co. (a)	16,082	127,209
Callon Petroleum Co.	7,197	139,190
Carrizo Oil & Gas, Inc. (a)	6,126	191,805
Comstock Resources, Inc. (b)	15,563	464,711
Crosstex Energy, Inc.	3,012	286,381
Delta Petroleum Corp. (a)	17,617	301,779
Edge Petroleum Corp. (a)	5,435	108,591
Encore Aquisition Co. (a)	17,020	456,647
Energy Partners, Ltd. (a) (b)	13,144	249,079
EXCO Resources, Inc. (b)	16,880	192,432
Gasco Energy, Inc. (a)	21,137	94,060
Giant Industries, Inc.	4,579	304,732
GMX Resources, Inc. (a)	2,675	82,711
Goodrich Petroleum Corp. (a) (b)	3,368	95,618
Harvest Natural Resources, Inc. (a)	12,513	169,426
Houston Exploration Co.	10,315	631,175
International Coal Group, Inc. (a) (b)	38,803	278,994
James River Coal Co. (a)	5,816	154,066
KCS Energy, Inc. (a) (b)	16,452	488,624
KFX, Inc. (a)	23,991	366,582
Mariner Energy, Inc. (b)	24,775	455,117
Maritrans, Inc.	4,703	117,105
McMoran Exploration Co. (a)	8,378	147,453
Meridian Resource Corp. (a)	28,080	98,280
MGE Energy, Inc. (a)	7,993	248,982
Pacific Ethanol, Inc. (a)	7,487	173,099
Parallel Petroleum Corp. (a)	14,228	351,574
Penn Virginia Corp.	6,863	479,586
Petrohawk Energy Corp. (a)	17,225	217,035
Petroleum Development Corp. (a) (b)	5,229	197,133
PetroQuest Energy, Inc.	13,340	163,815
Quest Resource Corp.	7,057	95,622
Rentech, Inc. (a)	47,664	221,638

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Rosetta Resources, Inc. (a)	17,068	$283,670
Stone Energy Corp. (b)	9,235	429,889
Swift Energy Co. (a) (b)	10,119	434,409
The Exploration Co. of Delaware, Inc.	10,407	110,939
Toreador Resources Corp. (a)	6,866	193,141
Transmeridian Exploration, Inc. (a)	24,338	138,727
TransMontaigne, Inc.	15,524	174,024
Vaalco Energy, Inc. (a)	19,181	187,207
Warren Resources, Inc. (a)	18,312	262,960
Western Refining, Inc. (a)	7,604	164,094
Whiting Petroleum Corp. (a)	11,960	500,765
World Fuel Services Corp.	10,220	466,952

		13,547,112

Paper & Forest Products—0.3%
Bowater, Inc. (a)	19,305	439,189
Chesapeake Corp. (a)	6,265	102,809
Deltic Timber Corp. (a)	3,743	210,993
Glatfelter (a)	14,400	228,528
Neenah Paper, Inc. (a)	4,857	147,896
Schweitzer-Mauduit International, Inc. (a)	5,245	113,554
Wausau-Mosinee Paper Corp.	14,665	182,579

		1,425,548

Personal Products—0.4%
American Oriental Bioengineering, Inc.	16,408	90,736
Chattem, Inc. (a)	7,156	217,328
Elizabeth Arden, Inc. (a)	8,835	157,970
NBTY, Inc. (a) (b)	19,829	474,111
NU Skin Enterprises, Inc.	21,921	325,527
Playtex Products, Inc. (a)	19,687	205,335
Prestige Brands Holdings, Inc. (a)	9,847	98,175
USANA Health Sciences, Inc. (a)	3,582	135,758

		1,704,940

Pharmaceuticals—1.7%
Adams Respiratory Therapeutics, Inc. (a) (b)	10,476	467,439
Adolor Corp. (a)	15,450	386,405
Alnylam Pharmaceuticals, Inc. (a)	11,811	178,110
Alpharma, Inc.	13,761	330,814
Andrx Corp. (b)	25,499	591,322
Ariad Pharmaceuticals, Inc. (a)	21,812	98,372
AtheroGenics, Inc. (a) (b)	12,957	169,089
Bentley Pharmaceuticals, Inc. (a)	1	11
CNS, Inc.	4,796	117,502
Hana Biosciences, Inc.	10,463	94,899
K-V Pharmaceutical Co. (Class A)	12,272	228,996
MannKind Corp. (a) (b)	8,062	171,801
Medicis Pharmaceutical Corp. (Class A) (a)	18,877	453,048
MGI Pharma, Inc.	25,788	554,442
Nastech Pharmaceutical, Inc. (a)	11,251	177,766
Nektar Therapeutics	29,517	541,342
New River Pharmaceuticals, Inc. (a)	5,901	168,179
Noven Pharmaceuticals, Inc. (a) (b)	11,212	200,695

*See accompanying notes to financial statements.

MSF-253

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Pain Therapeutics, Inc. (a)	10,553	$88,118
Palatin Technologies, Inc.	1	2
Par Pharmaceutical Companies, Inc. (a) (b)	12,917	238,448
Penwest Pharmaceuticals Co. (a) (b)	9,561	208,717
Perrigo Co.	26,930	433,573
Pharmion Corp. (a) (b)	8,108	138,079
Renovis, Inc. (a)	8,182	125,266
Salix Pharmaceuticals, Ltd. (a) (b)	17,032	209,494
Santarus, Inc. (a) (b)	18,070	120,166
Sciele Pharma, Inc. (a)	11,808	273,828
Senomyx, Inc. (a) (b)	10,540	152,092
SFBC International, Inc. (a) (b)	6,279	95,190
The Medicines Co. (a) (b)	16,504	322,653
Valeant Pharmaceuticals International, Inc. (a)	31,871	539,257
ViroPharma, Inc. (a) (b)	24,786	213,655
Xenoport, Inc.	7,697	139,393

		8,228,163

Real Estate—6.7%
Aames Investment Corp. (REIT) (a)	16,861	84,136
Acadia Realty Trust (REIT)	11,009	260,363
Affordable Residential Communities, Inc. (REIT) (a)	12,120	130,290
Agree Realty Corp. (REIT) (a)	2,629	89,307
Alexander’s, Inc. (REIT) (a)	712	193,493
Alexandria Real Estate Equities, Inc. (REIT) (a)	7,762	688,334
American Campus Communities, Inc. (REIT) (a)	5,731	142,415
American Financial Realty Trust (REIT)	43,960	425,533
American Home Mortgage Investment Corp. (REIT) (a)	14,561	536,718
Anthracite Capital, Inc. (REIT)	17,065	207,510
Anworth Mortgage Asset Corp. (REIT)	18,814	156,156
Arbor Realty Trust, Inc. (REIT)	4,285	107,339
Ashford Hospitality Trust, Inc. (REIT) (a)	16,130	203,561
BioMed Realty Trust, Inc. (REIT)	18,884	565,387
Capital Lease Funding, Inc. (REIT) (a)	11,797	134,604
Capital Trust, Inc. (REIT) (a)	4,803	171,083
Cedar Shopping Centers, Inc. (REIT) (a)	9,345	137,558
Consolidated Tomoka Land Co. (a)	2,042	112,596
Corporate Office Properties Trust (REIT) (a)	10,762	452,865
Correctional Properties Trust (REIT) (a)	3,708	91,773
Cousins Properties, Inc. (REIT) (a)	12,379	382,882
Crescent Real Estate EQT Co. (REIT)	26,696	495,478
Deerfield Triarc Capital Corp. (REIT)	17,826	231,381
Diamondrock Hospitality Co. (REIT)	21,904	324,398
Digital Realty Trust, Inc. (REIT) (a)	6,453	159,325
EastGroup Properties, Inc. (REIT) (a)	7,662	357,662
Education Realty Trust, Inc. (REIT) (a)	9,565	159,257
Entertainment Properties Trust (REIT) (a)	9,373	403,508
Equity Inns, Inc. (REIT) (a)	18,940	313,646
Equity Lifestyle Properties, Inc. (REIT)	6,932	303,830
Equity One, Inc. (REIT) (a)	12,479	260,811
Extra Space Storage, Inc. (REIT) (a)	18,196	295,503
FelCor Lodging Trust, Inc. (REIT) (a)	20,677	449,518
Fieldstone Investment Corp. (REIT) (a)	16,134	147,787
First Industrial Realty Trust, Inc. (REIT) (a)	14,343	544,173

Security Description	Shares	Value*

Real Estate—(Continued)
First Potomac Realty Trust (REIT) (a)	6,710	$199,891
Franklin Street Properties Corp. (REIT) (a)	16,809	330,801
Friedman Billings Ramsey Group, Inc. (a)	49,596	544,068
Getty Realty Corp. (REIT)	6,406	182,187
Glenborough Realty Trust, Inc. (REIT) (a)	10,576	227,807
Glimcher Realty Trust (REIT) (a)	12,905	320,173
GMH Communities Trust (REIT) (a)	13,528	178,299
Gramercy Capital Corp. (REIT) (a)	7,178	185,910
Healthcare Realty Trust, Inc. (REIT) (a)	16,172	515,078
Heritage Property Investment Trust, Inc. (REIT) (a)	9,607	335,476
Hersha Hospitality Trust (REIT)	10,176	94,535
Highland Hospitality Corp. (REIT)	20,487	288,457
Highwoods Properties, Inc. (REIT)	17,652	638,649
Home Properties of New York, Inc. (REIT)	11,644	646,358
HomeBanc Corp. (REIT) (a)	18,606	147,732
IMPAC Mortgage Holdings, Inc. (REIT) (a)	24,160	270,109
Inland Real Estate Corp. (REIT) (a)	21,831	324,845
Innkeepers USA Trust (REIT) (a)	14,497	250,508
Investors Real Estate Trust (REIT) (a)	17,823	160,942
JER Investors Trust, Inc. (a)	9,090	141,350
Kite Realty Group Trust (REIT)	9,572	149,227
KKR Financial Corp. (REIT)	27,142	564,825
LaSalle Hotel Properties (REIT) (a)	13,491	624,633
Lexington Corporate Properties Trust (REIT)	17,179	371,066
Longview Fibre Co.	18,248	348,354
LTC Properties, Inc. (REIT) (a)	10,133	226,473
Luminent Mortgage Capital, Inc. (REIT)	11,837	109,611
Maguire Properties, Inc. (REIT) (a)	12,924	454,537
Medical Properties Trust, Inc. (REIT)	14,072	155,355
MFA Mortgage Investment, Inc. (REIT)	29,829	205,224
Mid-America Apartment Communities, Inc. (REIT)	8,014	446,781
MortgageIT Holdings, Inc. (a)	7,540	90,932
Move, Inc. (a)	31,747	173,974
National Health Investors, Inc. (REIT) (a)	8,588	230,931
National Retail Properties, Inc. (REIT)	18,295	364,985
Nationwide Health Properties, Inc. (REIT) (a)	25,089	564,753
Newcastle Investment Corp. (REIT) (a)	16,840	426,389
Newkirk Realty Trust, Inc. (REIT) (a)	5,476	95,063
NorthStar Realty Finance Corp. (REIT)	14,799	177,736
Novastar Financial, Inc. (REIT) (a)	10,990	347,394
Omega Healthcare Investors, Inc. (REIT)	19,318	255,384
Parkway Properties, Inc. (REIT) (a)	4,727	215,079
Pennsylvania Real Estate Investment Trust (REIT) (a)	12,648	510,600
Post Properties, Inc. (REIT)	14,108	639,657
Potlatch Corp. (REIT) (a)	13,081	493,808
PS Business Parks, Inc. (REIT)	6,192	365,328
RAIT Investment Trust (REIT)	9,571	279,473
Ramco-Gershenson Property Trust (REIT) (a)	4,666	125,655
Realty, Income Corp. (REIT) (a)	28,033	613,923
Redwood Trust, Inc. (REIT) (a)	7,551	368,715
Republic Property Trust (REIT) (a)	9,495	93,811
Saul Centers, Inc. (REIT)	3,616	147,460
Saxon Capital, Inc. (REIT) (a)	17,480	199,971
Senior Housing Properties Trust (REIT) (a)	22,943	410,909
Sizeler Property Investments, Inc. (REIT)	6,314	101,403
Sovran Self Storage, Inc. (REIT)	6,174	313,577

*See accompanying notes to financial statements.

MSF-254

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate—(Continued)
Spirit Finance Corp. (REIT) (a)	27,992	$315,190
Strategic Hotel Capital, Inc. (REIT) (a)	24,769	513,709
Sun Communities, Inc. (REIT)	6,120	199,084
Sunstone Hotel Investors, Inc. (REIT) (a)	19,567	568,617
Tanger Factory Outlet Centers, Inc. (REIT) (a)	10,384	336,130
Tejon Ranch Co. (a)	3,818	157,149
The Mills Corp. (REIT)	19,148	512,209
Trammell Crow Co. (a)	13,351	469,555
Trustreet Properties, Inc. (REIT) (a)	23,190	305,876
U-Store-It Trust (REIT) (a)	16,089	303,439
Universal Health Realty Income Trust, Inc. (REIT) (a)	5,436	170,419
Urstadt Biddle Properties, Inc. (REIT) (a)	6,696	109,078
Washington Real Estate Investment Trust (REIT) (a)	15,625	573,438
Windrose Medical Properties Trust (REIT)	7,339	107,149
Winston Hotels, Inc. (REIT) (a)	7,812	95,697

		31,703,090

Road & Rail—0.9%
AMERCO	4,098	412,505
Arkansas Best Corp. (a)	8,714	437,530
Celadon Group, Inc.	7,990	176,100
Dollar Thrifty Automotive Group, Inc. (b)	8,318	374,892
Florida East Coast Indiana, Inc. (a)	11,922	623,878
Genesee & Wyoming, Inc. (a) (b)	13,674	485,017
Heartland Express, Inc. (a)	19,259	344,544
Knight Transportation, Inc. (a)	19,575	395,415
Marten Transport, Ltd. (a) (b)	4,728	102,787
Old Dominion Freight Line, Inc. (a) (b)	9,838	369,810
RailAmerica, Inc. (a) (b)	12,004	125,562
SCS Transportation, Inc.	4,969	136,797
U.S. Xpress Enterprises, Inc. (b)	3,350	90,517
Werner Enterprises, Inc.	17,606	356,874

		4,432,228

Semiconductors & Semiconductor Equipment—3.4%
Actel Corp. (a) (b)	8,453	121,301
ADE Corp. (a) (b)	3,170	102,993
Advanced Analogic Technologies, Inc. (a)	13,085	137,131
Advanced Energy Industries, Inc. (a) (b)	10,550	139,682
AMIS Holdings, Inc. (a) (b)	14,418	144,180
Amkor Technology, Inc. (a)	33,013	312,303
Anadigics, Inc. (a)	16,990	114,173
Applied Micro Circuits Corp. (a) (b)	100,216	273,590
Asyst Technologies, Inc. (a)	16,323	122,912
Atheros Communications, Inc. (a)	17,641	334,473
ATMI, Inc. (a) (b)	14,262	351,130
Axcelis Technologies, Inc. (a) (b)	34,912	205,981
Brooks Automation, Inc. (b)	25,649	302,658
Cabot Microelectronics Corp. (a) (b)	7,983	241,965
Cirrus Logic, Inc. (a)	34,721	282,629
Cohu, Inc. (a)	6,914	121,341
Conexant Systems, Inc.	153,507	383,768
Credence Systems Corp. (a) (b)	30,021	105,074
Cymer, Inc. (a) (b)	13,051	606,349
Diodes, Inc. (a) (b)	6,792	281,460

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
DSP Group, Inc. (a) (b)	9,744	$242,138
Emcore Corp. (a)	11,756	112,858
Entegris, Inc. (a) (b)	44,216	421,378
Exar Corp. (a) (b)	14,200	188,434
FEI Co. (a)	7,395	167,719
FormFactor, Inc. (a) (b)	15,457	689,846
Genesis Microchip, Inc. (a)	12,064	139,460
Hittite Microwave Corp.	4,580	165,613
Ikanos Communications, Inc.	7,431	112,877
Intevac, Inc. (a)	5,969	129,408
IXYS Corp.	6,862	65,875
Kopin Corp. (a)	22,880	82,597
Kulicke & Soffa Industries, Inc. (a)	17,667	130,912
Lattice Semiconductor Corp. (b)	35,882	221,751
LTX Corp. (a) (b)	20,347	142,632
Mattson Technology, Inc. (b)	18,097	176,808
Micrel, Inc. (a) (b)	29,690	297,197
Microsemi Corp. (a) (b)	25,495	621,568
Microtune, Inc. (a) (b)	16,160	101,162
Mindspeed Technologies, Inc. (a)	40,152	96,766
MIPS Technologies, Inc. (a)	13,635	82,764
MKS Instruments, Inc.	12,399	249,468
Monolithic Power Systems	6,010	71,098
Netlogic Microsystems, Inc. (a) (b)	5,587	180,181
OmniVision Technologies, Inc. (a) (b)	18,388	388,355
ON Semiconductor Corp. (a) (b)	60,725	357,063
PDF Solutions, Inc. (a)	9,005	111,752
Photronics, Inc. (a) (b)	12,688	187,782
PLX Technology, Inc. (a)	8,321	101,683
PortalPlayer, Inc. (a) (b)	9,083	89,104
Power Integrations, Inc. (a) (b)	11,827	206,736
RF Micro Devices, Inc. (a) (b)	60,946	363,848
Rudolph Technologies, Inc. (a) (b)	8,418	122,058
Semtech Corp. (a) (b)	27,415	396,147
Silicon Image, Inc.	27,633	297,884
Silicon Storage Technology, Inc. (a) (b)	28,215	114,553
SiRF Technology Holdings, Inc. (a)	17,374	559,790
Skyworks Solutions, Inc. (a) (b)	53,229	293,292
Standard Microsystems Corp. (a)	7,078	154,513
Supertex, Inc. (a)	4,216	168,387
Tessera Technologies, Inc. (a) (b)	16,290	447,975
Transmeta Corp.	70,336	115,351
Transwitch Corp. (a)	42,586	89,856
Trident Microsystems, Inc. (a) (b)	18,824	357,280
TriQuint Semiconductor, Inc. (a) (b)	47,255	210,757
Ultratech Stepper, Inc. (a)	7,164	112,761
Varian Semiconductor Equipment, Inc. (a) (b)	19,224	626,895
Veeco Instruments, Inc. (a)	10,317	245,957
Volterra Semiconductor Corp. (a) (b)	5,501	83,945
Zoran Corp. (b)	16,683	406,064

		16,185,391

*See accompanying notes to financial statements.

MSF-255

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—3.3%
Actuate Corp. (a) (b)	20,735	$83,769
Advent Software, Inc. (a) (b)	7,677	276,909
Agile Software Corp. (a) (b)	16,292	103,291
Altiris, Inc. (b)	9,946	179,426
Ansoft Corp. (a)	4,640	95,027
ANSYS, Inc. (a) (b)	10,936	522,960
Aspen Technology, Inc. (a)	15,202	199,450
Blackbaud, Inc.	14,934	339,002
Blackboard, Inc. (a)	9,535	276,134
Borland Software Corp. (a) (b)	30,430	160,670
Concur Technologies, Inc. (a)	12,754	197,304
Epicor Software Corp. (a) (b)	17,286	182,022
EPIQ System, Inc. (a)	4,544	75,612
FalconStor Software, Inc. (a)	19,785	137,901
FileNET Corp. (b)	13,639	367,298
Hyperion Solutions Corp. (b)	20,041	553,132
Informatica Corp. (a) (b)	30,066	395,669
Intergraph Corp. (a)	10,860	341,981
Internet Security Systems, Inc.	15,185	286,237
Intervoice, Inc. (a) (b)	11,469	81,659
Jack Henry & Associates, Inc. (a)	25,119	493,840
JDA Software Group, Inc. (a)	9,424	132,219
Kronos, Inc. (a)	10,723	388,280
Lawson Software, Inc. (a)	42,668	285,876
Macrovision Corp. (b)	17,819	383,465
Magma Design Automation, Inc. (a)	11,783	86,605
Manhattan Associates, Inc. (a)	9,679	196,387
MapInfo Corp.	6,753	88,127
Mentor Graphics Corp. (a) (b)	27,351	355,016
MICROS Systems, Inc. (b)	13,491	589,287
MicroStrategy, Inc.	3,431	334,591
Midway Games, Inc. (a)	13,454	108,843
MRO Software, Inc. (b)	6,430	129,050
Net 1 UEPS Technologies, Inc.	16,294	445,641
Nuance Communications, Inc. (a)	45,245	455,165
Open Solutions, Inc. (a) (b)	6,470	172,167
Opsware, Inc. (a)	26,470	218,113
Parametric Technology Corp.	36,000	457,560
Progress Software Corp. (b)	13,295	311,236
Quality Systems, Inc. (a)	6,110	224,970
Quest Software, Inc. (a) (b)	20,843	292,636
Radiant Systems, Inc. (b)	7,742	81,833
RSA Security, Inc. (a) (b)	26,867	730,514
Saflink Corp.	1	0
Secure Computing Corp. (a)	15,870	136,482
Smith Micro Software, Inc. (a)	7,257	116,257
Sonic Solutions (a) (b)	7,967	131,456
SPSS, Inc.	6,730	216,302
Sybase, Inc. (a) (b)	30,383	589,430
Take-Two Interactive Software, Inc. (a)	24,854	268,920
The Ultimate Software Group, Inc. (a) (b)	7,564	144,926
THQ, Inc. (a) (b)	20,838	450,101
TIBCO Software, Inc. (a) (b)	74,412	524,605
Transaction Systems Architects, Inc. (Class A) (b)	13,394	558,396
VA Software Corp. (a)	22,937	88,996

Security Description	Shares	Value*

Software—(Continued)
Verint Systems, Inc.	5,380	$157,042
Wind River Systems, Inc. (a) (b)	24,645	219,341
Witness Systems, Inc. (a) (b)	11,231	226,529

		15,645,657

Specialty Retail—3.1%
A.C. Moore Arts & Crafts, Inc. (a) (b)	4,205	68,584
Aaron Rents, Inc. (Class B) (a)	14,998	403,146
Aeropostale, Inc. (a) (b)	18,078	522,273
Asbury Automotive Group, Inc. (a)	3,985	83,446
Bebe Stores, Inc.	8,606	132,705
Big 5 Sporting Goods Corp. (a)	6,591	128,525
Blockbuster, Inc. (a)	61,306	305,304
Books-A-Million, Inc. (a)	5,343	89,121
Borders Group, Inc. (a)	22,137	413,962
Buckle, Inc.	3,295	137,962
Build-A-Bear-Workshop, Inc. (a)	5,004	107,636
Cabelas, Inc. (a)	10,048	193,524
Casual Male Retail Group, Inc. (a)	10,145	101,957
Cato Corp.	10,150	262,378
Charlotte Russe Holding, Inc. (a) (b)	7,708	184,530
Charming Shoppes, Inc. (a)	40,240	452,298
Christopher & Banks Corp. (a)	11,991	347,739
Citi Trends, Inc. (a) (b)	2,405	102,669
Cost Plus, Inc. (a) (b)	7,641	112,017
CSK Auto Corp.	14,942	178,856
Dress Barn, Inc. (a)	16,336	414,118
DSW, Inc. (a)	5,706	207,813
Genesco, Inc. (a)	8,778	297,311
Group 1 Automotive, Inc. (a) (b)	8,472	477,312
Guess?, Inc. (b)	6,927	289,202
Guitar Center, Inc. (a) (b)	8,639	384,176
Haverty Furniture Cos., Inc. (a)	10,024	157,277
Hibbett Sporting Goods, Inc. (b)	13,482	322,220
Hot Topic, Inc. (a) (b)	18,608	214,178
Jo Ann Stores, Inc. (a)	6,543	95,855
JoS. A. Bank Clothiers, Inc. (a)	5,486	131,445
Lithia Motors, Inc. (a)	6,487	196,686
Midas, Inc.	7,869	144,790
Monro Muffler Brake, Inc. (a)	4,966	161,693
Pacific Sunwear of California, Inc. (a) (b)	26,586	476,687
Pantry, Inc. (a)	7,750	445,935
Payless Shoesource, Inc. (b)	22,806	619,639
Pep Boys-Manny Moe & Jack (a)	18,411	215,961
PETCO Animal Supplies, Inc. (a)	20,178	412,237
Pier 1 Imports, Inc. (a)	27,800	194,044
Rent-A-Center, Inc. (b)	23,567	585,876
Select Comfort Corp. (a)	18,908	434,305
Sonic Automotive, Inc. (a)	9,745	216,144
Stage Stores, Inc. (a)	9,046	298,518
Stein Mart, Inc. (a)	9,522	140,926
The Children’s Place Retail Stores, Inc. (b)	8,051	483,463
The Finish Line, Inc. (Class A) (a)	13,612	161,030
The Gymboree Corp. (b)	11,085	385,315
The Men’s Wearhouse, Inc. (b)	16,209	491,133

*See accompanying notes to financial statements.

MSF-256

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
The Talbots, Inc. (a)	7,453	$137,508
Tween Brands, Inc. (a)	12,243	470,009
Wet Seal, Inc.	22,629	110,430
Zale Corp. (a)	18,118	436,463
Zumiez, Inc. (a) (b)	5,156	193,711

		14,732,042

Textiles, Apparel & Luxury Goods—1.4%
Brown Shoe Co., Inc.	9,537	325,021
Carter’s, Inc. (b)	16,606	438,897
Cherokee, Inc. (a)	2,327	96,245
Columbia BanCorp (a)	4,630	209,554
CROCS, Inc. (a) (b)	3,770	94,816
Deckers Outdoor Corp. (a)	4,895	188,751
Fossil, Inc. (a) (b)	15,664	282,109
Hartmarx Corp. (a)	7,913	47,478
Iconix Brand Group, Inc. (a)	12,408	202,747
K-Swiss, Inc. (a)	9,537	254,638
Kellwood Co. (a)	9,059	265,157
Movado Group, Inc. (a)	6,074	139,398
Oxford Industries, Inc. (a)	5,594	220,460
Phillips-Van Heusen Corp. (a)	18,689	713,172
Quiksilver, Inc. (a) (b)	41,539	505,945
Russell Corp.	13,512	245,378
Skechers U. S. A., Inc.	4,057	97,814
Steven Madden, Ltd.	6,902	204,422
Stride Rite Corp.	13,783	181,798
The Timberland Co. (Class A) (b)	17,079	445,762
The Warnaco Group, Inc. (a) (b)	17,294	323,052
Under Armour, Inc. (a) (b)	7,211	307,333
UniFirst Corp.	3,018	104,121
Volcom, Inc. (a) (b)	4,755	152,112
Wolverine World Wide, Inc.	19,941	465,224

		6,511,404

Thrifts & Mortgage Finance—0.2%
Doral Financial Corp. (a)	27,884	178,736
FirstFed Financial Corp. (a) (b)	6,033	347,923
PFF Bancorp, Inc. (a)	8,404	278,677
Triad Guaranty, Inc. (a) (b)	4,001	195,569
WSFS Financial Corp.	2,138	131,380

		1,132,285

Tobacco—0.1%
Alliance One International, Inc. (a)	28,481	126,456
Universal Corp.	8,916	331,854
Vector Group, Ltd. (a)	11,506	186,973

		645,283

Security Description	Shares	Value*

Trading Companies & Distributors—0.7%
Applied Industrial Technologies, Inc. (a)	15,096	$366,984
Beacon Roofing Supply, Inc. (a) (b)	14,944	328,906
Electro Rent Corp. (a)	5,559	89,055
H & E Equipment Services, Inc. (a) (b)	4,241	124,897
Interline Brands, Inc. (a) (b)	9,367	219,000
Kaman Corp.	7,959	144,854
NuCo2, Inc. (a) (b)	5,122	123,133
Rush Enterprises, Inc. (a)	6,903	125,428
Tal International Group, Inc. (a)	5,611	135,225
TransDigm Group, Inc.	3,898	93,357
UAP Holdings Corp. (a) (b)	17,299	377,291
Washington Group International, Inc. (b)	9,366	499,582
Watsco, Inc. (a)	9,411	562,966

		3,190,678

Water Utilities—0.1%
American State Water Co. (a)	6,801	242,456
California Water Service Group	5,594	199,930
SJW Corp. (a)	4,620	117,579
Southwest Water Co. (a)	9,749	116,696

		676,661

Wireless Telecommunication Services—0.4%
AT Road Inc (a)	22,036	121,639
Dobson Communications Corp. (a)	48,586	375,570
First Avenue Networks, Inc. (a)	18,748	203,978
iPCS, Inc. (b)	5,685	274,586
Pegasus Wireless Corp. (a)	19,389	173,338
Price Communications Corp.	14,751	250,029
Syniverse Holdings, Inc. (b)	11,208	164,758
UbiquiTel, Inc. (b)	26,106	269,936
USA Mobility, Inc. (a)	8,939	148,387

		1,982,221

Total Common Stock (Identified Cost $379,247,728)		447,603,554

Rights—0.0%

Commercial Banks—0.0%
Bank United Corp. (d)	4,713	0

Total Rights (Identified Cost $1,602)		0

*See accompanying notes to financial statements.

MSF-257

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments—3.9%

Security Description	Face Amount	Value*

Discount Notes—3.9%
Federal Home Loan Bank
4.718%, 07/03/06	$1,925,000	$1,924,492
5.339%, 09/27/06	11,000,000	10,858,027
Federal National Mortgage Association 5.285%, 08/21/06	5,500,000	5,461,392
Total Short Term Investments (Identified Cost $18,243,911)		18,243,911

Total Investments—98.9% (Identified Cost $397,493,241) (e)		465,847,465
Other assets less liabilities		5,168,998

Total Net Assets—100%		$471,016,463

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $116,744,472 and the collateral received consisted of cash in the amount of $118,735,910 and securities with a market value of $8,379.
(b)	Non-Income Producing.
(c)	Non-Income Producing; Defaulted Bond.
(d)	Zero Valued Security; Non-Income Producing.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $418,369,586 and the composition of unrealized appreciation and depreciation of investment securities was $93,333,767 and $(24,979,610), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2006	Net Unrealized Appreciation
Russell 2000 Index	9/14/2006	59	$20,876,345	$21,579,250	$702,905

*See accompanying notes to financial statements.

MSF-258

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$465,847,398
Collateral for securities loaned		118,744,289
Receivable for:
Securities sold		76,783,313
Fund shares sold		2,213,883
Accrued interest and dividends		583,460
Futures variation margin		272,705

Total Assets		664,445,048
Liabilities
Payable for:
Fund shares redeemed	$498,951
Securities purchased	73,672,362
Withholding taxes	146
Return of collateral for securities loaned	118,744,289
Due to custodian bank	232,904
Accrued expenses:
Management fees	90,355
Service and distribution fees	31,570
Other expenses	158,008

Total Liabilities		193,428,585

Net Assets		$471,016,463

Net assets consists of:
Capital paid in		$363,135,779
Undistributed net investment income		2,381,499
Accumulated net realized gains		36,442,123
Unrealized appreciation on investments and futures contracts		69,057,062

Net Assets		$471,016,463

Computation of offering price:
Class A
Net asset value and redemption price per share ($290,595,824 divided by 20,196,731 shares outstanding)		$14.39

Class B
Net asset value and redemption price per share ($129,399,170 divided by 9,119,322 shares outstanding)		$14.19

Class E
Net asset value and redemption price per share ($51,021,469 divided by 3,557,981 shares outstanding)		$14.34

Identified cost of investments		$397,493,241

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$2,782,808	(a)
Interest		637,704	(b)

		3,420,512
Expenses
Management fees	$578,281
Service and distribution fees—Class B	153,436
Service and distribution fees—Class E	38,670
Directors’ fees and expenses	10,574
Custodian	123,731
Audit and tax services	13,759
Legal	7,148
Printing	72,610
Insurance	3,796
Miscellaneous	10,409

Total Expenses	1,012,414
Management fee waivers	(16,192)	996,222

Net Investment Income		2,424,290

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	35,812,331
Futures contracts—net	247,825	36,060,156

Unrealized appreciation (depreciation) on:
Investments—net	(4,522,438)
Futures contracts—net	1,002,340	(3,520,098)

Net gain		32,540,058

Net Increase in Net Assets From Operations		$34,964,348

(a)	Net of foreign taxes of $1,170.
(b)	Includes income on securities loaned of $202,526.

See accompanying notes to financial statements.

MSF-259

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$2,424,290	$4,061,761
Net realized gain	36,060,156	18,852,703
Unrealized depreciation	(3,520,098)	(3,782,675)

Increase in net assets from operations	34,964,348	19,131,789

From Distributions to Shareholders
Net investment income
Class A	(2,492,950)	(1,954,701)
Class B	(779,273)	(488,212)
Class E	(362,193)	(312,859)

	(3,634,416)	(2,755,772)

Net realized gain
Class A	(11,542,164)	(9,570,659)
Class B	(4,927,018)	(3,378,427)
Class E	(2,009,144)	(1,910,282)

	(18,478,326)	(14,859,368)

Total distributions	(22,112,742)	(17,615,140)

Increase in net assets from capital share transactions	33,519,969	40,847,816

Total increase in net assets	46,371,575	42,364,465

Net Assets
Beginning of the period	424,644,888	382,280,423

End of the period	$471,016,463	$424,644,888

Undistributed Net Investment Income
End of the period	$2,381,499	$3,591,625

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	3,587,054	$53,823,498	5,597,156	$75,005,236
Reinvestments	927,022	14,035,114	954,877	11,525,360
Redemptions	(3,456,500)	(51,823,431)	(5,607,025)	(75,079,788)

Net increase	1,057,576	$16,035,181	945,008	$11,450,808

Class B
Sales	2,053,631	$30,050,460	3,691,555	$48,607,976
Reinvestments	381,947	5,706,291	324,382	3,866,639
Redemptions	(1,234,295)	(18,183,258)	(1,619,780)	(21,494,922)

Net increase	1,201,283	$17,573,493	2,396,157	$30,979,693

Class E
Sales	310,586	$4,628,520	806,060	$10,769,340
Reinvestments	157,042	2,371,337	184,800	2,223,141
Redemptions	(478,405)	(7,088,562)	(1,081,292)	(14,575,166)

Net decrease	(10,777)	$(88,705)	(90,432)	$(1,582,685)

Increase derived from capital share transactions	2,248,082	$33,519,969	3,250,733	$40,847,816

See accompanying notes to financial statements.

MSF-260

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.92		$14.01	$11.95	$8.25	$10.43	$10.37

Income From Investment Operations
Net investment income	0.08		0.14	0.12	0.08	0.08	0.10
Net realized and unrealized gain (loss) on investments	1.11		0.40	2.00	3.69	(2.20)	(0.01)

Total from investment operations	1.19		0.54	2.12	3.77	(2.12)	(0.09)

Less Distributions
Distributions from net investment income	(0.13)		(0.11)	(0.06)	(0.07)	(0.05)	(0.03)
Distributions from net realized capital gains	(0.59)		(0.52)	0.00	0.00	(0.01)	0.00

Total distributions	(0.72)		(0.63)	(0.06)	(0.07)	(0.06)	(0.03)

Net Asset Value, End of Period	$14.39		$13.92	$14.01	$11.95	$8.25	$10.43

Total Return (%)	8.2	(b)	4.5	17.8	46.1	(20.5)	0.9
Ratio of operating expenses to average net assets (%)	0.35	(c)	0.35	0.37	0.47	0.49	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		0.36	N/A	N/A	N/A	0.56
Ratio of net investment income to average net assets (%)	1.13	(c)	1.10	0.97	0.89	0.99	1.03
Portfolio turnover rate (%)	57	(c)	39	39	42	53	47
Net assets, end of period (000)	$290,596		$266,467	$254,898	$16,744	$131,184	$141,958

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$13.73		$13.82	$11.80	$8.16	$10.33	$9.84

Income From Investment Operations
Net investment income	0.06		0.10	0.08	0.05	0.05	0.06
Net realized and unrealized gain (loss) on investments	1.08		0.41	1.98	3.65	(2.17)	0.46

Total from investment operations	1.14		0.51	2.06	3.70	(2.12)	0.52

Less Distributions
Distributions from net investment income	(0.09)		(0.08)	(0.04)	(0.06)	(0.04)	(0.03)
Distributions from net realized capital gains	(0.59)		(0.52)	0.00	0.00	(0.01)	0.00

Total distributions	(0.68)		(0.60)	(0.04)	(0.06)	(0.05)	(0.03)

Net Asset Value, End of Period	$14.19		$13.73	$13.82	$11.80	$8.16	$10.33

Total Return (%)	8.1	(b)	4.3	17.4	45.7	(20.6)	5.3	(b)
Ratio of operating expenses to average net assets (%)	0.60	(c)	0.60	0.62	0.72	0.74	0.80	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		0.61	N/A	N/A	N/A	0.81	(c)
Ratio of net investment income to average net assets (%)	0.89	(c)	0.87	0.77	0.64	0.79	0.83	(c)
Portfolio turnover rate (%)	57	(c)	39	39	42	53	47
Net assets, end of period (000)	$129,399		$108,689	$76,322	$39,911	$13,267	$7,292

(a)	Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-261

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$13.87		$13.95	$11.92	$8.23	$10.42	$10.46

Income From Investment Operations
Net investment income	0.08		0.13	0.09	0.07	0.07	0.01
Net realized and unrealized gain (loss) on investments	1.09		0.40	1.99	3.69	(2.20)	(0.05)

Total from investment operations	1.17		0.53	2.08	3.76	(2.13)	(0.04)

Less Distributions
Distributions from net investment income	(0.11)		(0.09)	(0.05)	(0.07)	(0.05)	0.00
Distributions from net realized capital gains	(0.59)		(0.52)	0.00	0.00	(0.01)	0.00

Total distributions	(0.70)		(0.61)	(0.05)	(0.07)	(0.06)	0.00

Net Asset Value, End of Period	$14.34		$13.87	$13.95	$11.92	$8.23	$10.42

Total Return (%)	8.1	(b)	4.4	17.5	46.0	(20.6)	(0.4	)(b)
Ratio of operating expenses to average net assets (%)	0.50	(c)	0.50	0.52	0.62	0.64	0.70	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		0.51	N/A	N/A	N/A	0.71	(c)
Ratio of net investment income to average net assets (%)	0.98	(c)	0.95	0.82	0.74	1.08	1.58	(c)
Portfolio turnover rate (%)	57	(c)	39	39	42	53	47
Net assets, end of period (000)	$51,021		$49,489	$51,061	$38,059	$6,259	$8

(a)	Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-262

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—98.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.5%
Armor Holdings, Inc. (a)	36,400	$1,995,812
Ceradyne, Inc. (a) (b)	79,400	3,929,506
DRS Technologies, Inc. (b)	17,179	837,476
Herley Industries, Inc. (a) (b)	17,800	199,538
MTC Technologies, Inc. (a) (b)	52,500	1,240,575
Teledyne Technologies, Inc. (a)	28,800	943,488
United Industrial Corp. (b)	14,500	656,125

		9,802,520

Air Freight & Logistics—1.3%
Forward Air Corp.	50,900	2,073,157
UTi Worldwide, Inc. (b)	127,800	3,224,394

		5,297,551

Airlines—1.8%
AirTran Holdings, Inc. (a) (b)	26,100	387,846
Republic Airways Holdings, Inc. (a)	165,000	2,808,300
SkyWest, Inc.	161,000	3,992,800

		7,188,946

Auto Components—0.5%
Drew Industries, Inc. (a)	11,500	372,600
Gentex Corp. (b)	84,300	1,180,200
LKQ Corp. (a)	28,400	539,600

		2,092,400

Automobiles—0.4%
Thor Industries, Inc. (b)	36,000	1,744,200

Beverages—0.2%
Boston Beer, Inc. (a) (b)	32,000	937,280

Biotechnology—3.6%
Alkermes, Inc. (a) (b)	41,400	783,288
BioMarin Pharmaceutical, Inc. (a)	73,700	1,059,069
Cephalon, Inc. (a) (b)	8,973	539,277
Charles River Laboratories International, Inc. (a) (b)	14,500	533,600
deCODE genetics, Inc. (a) (b)	49,600	307,024
Digene Corp. (a) (b)	65,600	2,541,344
Exelixis, Inc. (a) (b)	48,200	484,410
Human Genome Sciences, Inc. (a) (b)	38,400	410,880
Martek Biosciences Corp. (a) (b)	12,000	347,400
Myogen, Inc. (a) (b)	63,400	1,838,600
Neurocrine Biosciences, Inc. (a) (b)	11,400	120,840
Onyx Pharmaceuticals, Inc. (a) (b)	32,100	540,243
Panacos Pharmaceuticals, Inc. (a) (b)	222,600	1,228,752
PDL BioPharma, Inc. (a) (b)	85,700	1,577,737
Rigel Pharmaceuticals, Inc. (a) (b)	1,800	17,514
Techne Corp. (a)	24,300	1,237,356
Vertex Pharmaceuticals, Inc. (a) (b)	16,970	622,969

		14,190,303

Security Description	Shares	Value*

Building Products—0.5%
Simpson Manufacturing, Inc. (b)	35,600	$1,283,380
Trex Co., Inc. (a) (b)	29,000	750,810

		2,034,190

Capital Markets—2.8%
Affiliated Managers Group, Inc. (a) (b)	36,349	3,158,365
Eaton Vance Corp.	41,400	1,033,344
Greenhill & Co., Inc. (b)	32,800	1,992,928
Harris & Harris Group, Inc. (a) (b)	22,600	249,504
IntercontinentalExchange, Inc. (a) (b)	24,200	1,402,148
Investors Financial Services Corp. (b)	18,800	844,120
optionsXpress Holdings, Inc. (b)	28,100	655,011
Raymond James Financial, Inc. (b)	62,400	1,888,848

		11,224,268

Chemicals—0.6%
Senomyx, Inc. (a) (b)	53,800	776,334
Symyx Technologies, Inc. (a)	65,800	1,589,070

		2,365,404

Commercial Banks—2.0%
Boston Private Financial Holdings, Inc. (b)	42,200	1,177,380
East West Bancorp, Inc.	63,000	2,388,330
Pinnacle Financial Partners, Inc. (a) (b)	21,200	645,116
PrivateBancorp, Inc. (b)	14,700	608,727
SVB Financial Group (a) (b)	15,300	695,538
UCBH Holdings, Inc. (b)	103,800	1,716,852
Virginia Commerce Bancorp, Inc. (a) (b)	22,649	541,311

		7,773,254

Commercial Services & Supplies—7.2%
Administaff, Inc.	21,000	752,010
ChoicePoint, Inc. (a)	48,133	2,010,515
Global Cash Access, Inc. (a)	45,100	704,913
Iron Mountain, Inc. (a) (b)	29,375	1,098,038
Kenexa Corp. (a) (b)	105,700	3,366,545
Mine Safety Appliances Co. (b)	45,200	1,817,040
Navigant Consulting, Inc. (a) (b)	76,100	1,723,665
Resources Connection, Inc. (a) (b)	111,300	2,784,726
Stericycle, Inc. (a) (b)	32,400	2,109,240
Taleo Corp. (a) (b)	84,000	990,360
The Advisory Board Co. (a)	87,100	4,188,639
The Corporate Executive Board Co.	53,500	5,360,700
Waste Connections, Inc. (a)	43,800	1,594,320

		28,500,711

Communications Equipment—1.7%
ADTRAN, Inc.	42,000	942,060
Anaren, Inc. (a)	16,500	338,085
Avocent Corp. (a)	22,525	591,281
F5 Networks, Inc. (a)	35,700	1,909,236
Inter-Tel, Inc.	75,500	1,590,030
Plantronics, Inc. (b)	41,000	910,610
Polycom, Inc. (a)	17,393	381,255

		6,662,557

*See accompanying notes to financial statements.

MSF-263

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—0.9%
Avid Technology, Inc. (a) (b)	82,620	$2,753,725
Rackable Systems, Inc. (a) (b)	18,200	718,718

		3,472,443

Construction & Engineering—0.2%
Insituform Technologies, Inc. (a) (b)	29,000	663,810

Construction Materials—0.1%
Florida Rock Industries, Inc.	8,200	407,294

Diversified Consumer Services—2.0%
Bright Horizons Family Solutions, Inc. (a)	58,400	2,201,096
ITT Educational Services, Inc. (a)	49,500	3,257,595
Jackson Hewitt Tax Service, Inc.	81,000	2,539,350

		7,998,041

Diversified Financial Services—0.2%
International Securities Exchange, Inc.	20,100	765,207
Nasdaq Stock Market, Inc. (a) (b)	6,700	200,330

		965,537

Diversified Telecommunication Services—0.0%
NTELOS Holdings Corp. (a)	11,500	166,175

Electrical Equipment—0.8%
Color Kinetics, Inc. (a) (b)	125,300	2,369,423
II-VI, Inc. (a)	44,400	812,520

		3,181,943

Electronic Equipment & Instruments—4.0%
Aeroflex, Inc. (a)	201,500	2,351,505
Applied Films Corp. (a)	18,500	527,065
CyberOptics Corp. (a) (b)	175,237	2,267,567
Dolby Laboratories, Inc. (Class A) (a)	48,200	1,123,060
FLIR Systems, Inc. (a) (b)	82,200	1,813,332
Itron, Inc. (a) (b)	37,000	2,192,620
Orbotech, Ltd. (a) (b)	37,700	864,461
ScanSource, Inc. (a) (b)	54,200	1,589,144
Symbol Technologies, Inc.	57,900	624,741
TTM Technologies, Inc. (a)	181,500	2,626,305

		15,979,800

Energy Equipment & Services—6.2%
Acergy S.A. (ADR) (a) (b)	30,700	469,710
Atwood Oceanics, Inc. (a)	17,500	868,000
Bronco Drilling Co., Inc. (a) (b)	83,600	1,746,404
FMC Technologies, Inc. (a)	20,900	1,409,914
Global Industries, Inc. (a) (b)	106,900	1,785,230
Grey Wolf, Inc. (a) (b)	83,400	642,180
Helix Energy Solutions Group, Inc. (a) (b)	73,600	2,970,496
Helmerich & Payne, Inc.	13,900	837,614
Input/Output, Inc. (a) (b)	79,200	748,440
Lone Star Technologies, Inc. (a)	12,000	648,240
NS Group, Inc. (a)	14,300	787,644
Oil States International, Inc. (a)	70,200	2,406,456

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Patterson-UTI Energy, Inc.	53,600	$1,517,416
SEACOR Holdings, Inc. (a)	8,600	706,060
TETRA Technologies, Inc. (a)	89,600	2,713,984
Todco (Class A) (a)	33,500	1,368,475
Unit Corp. (a)	47,800	2,719,342

		24,345,605

Food & Staples Retailing—0.7%
United Natural Foods, Inc. (a) (b)	79,000	2,608,580

Food Products—0.4%
SunOpta, Inc. (a) (b)	179,800	1,668,544

Health Care Equipment & Supplies—7.5%
American Medical Systems Holdings, Inc. (a) (b)	65,100	1,083,915
ArthroCare Corp. (a) (b)	36,500	1,533,365
Aspect Medical Systems, Inc. (a) (b)	78,400	1,367,296
Cytyc Corp. (a) (b)	63,000	1,597,680
DENTSPLY International, Inc. (b)	18,650	1,130,190
Dionex Corp. (a)	7,000	382,620
Gen-Probe, Inc. (a)	41,100	2,218,578
Hologic, Inc. (a) (b)	76,500	3,776,040
ICU Medical, Inc. (a) (b)	33,600	1,419,264
IDEXX Laboratories, Inc. (a) (b)	10,400	781,352
Immucor, Inc. (a)	61,650	1,185,530
Integra LifeSciences Holdings (a) (b)	10,000	388,100
Invitrogen Corp. (a) (b)	27,100	1,790,497
Kyphon, Inc. (a)	62,700	2,405,172
Mentor Corp. (b)	15,100	656,850
Meridian Bioscience, Inc. (b)	47,300	1,180,135
Respironics, Inc. (a)	85,000	2,908,700
SonoSite, Inc. (a) (b)	10,300	402,112
STERIS Corp.	70,600	1,613,916
Thoratec Corp. (a) (b)	72,300	1,002,801
Varian, Inc. (a)	16,600	689,066

		29,513,179

Health Care Providers & Services—6.2%
Amedisys, Inc. (a) (b)	16,900	640,510
AmSurg Corp. (a) (b)	34,600	787,150
Community Health Systems, Inc. (a)	24,900	915,075
Computer Programs & Systems, Inc. (b)	107,500	4,295,695
Coventry Health Care, Inc. (a)	41,475	2,278,637
DaVita, Inc. (a)	58,400	2,902,480
Gentiva Health Services, Inc. (a) (b)	42,000	673,260
Healthspring, Inc. (a)	15,900	298,125
Henry Schein, Inc. (a) (b)	12,400	579,452
LCA-Vision, Inc. (b)	5,300	280,423
LifePoint Hospitals, Inc. (a) (b)	24,800	796,824
Manor Care, Inc. (b)	23,800	1,116,696
Matria Healthcare, Inc. (a) (b)	41,649	892,122
Omnicare, Inc. (b)	41,100	1,948,962
Option Care, Inc. (b)	20,800	249,184
Patterson Cos., Inc. (a) (b)	15,400	537,922
Pharmaceutical Product Development, Inc.	65,000	2,282,800
Symbion, Inc. (a) (b)	63,700	1,322,412

*See accompanying notes to financial statements.

MSF-264

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Triad Hospitals, Inc. (a) (b)	18,100	$716,398
United Surgical Partners International, Inc. (a) (b)	39,000	1,172,730

		24,686,857

Hotels, Restaurants & Leisure—3.5%
BJ’s Restaurants, Inc. (a) (b)	66,700	1,490,078
CEC Entertainment, Inc. (a)	16,450	528,374
International Speedway Corp. (Class A) (b)	6,200	287,494
Orient-Express Hotels, Ltd. (Class A)	22,600	877,784
P.F. Chang’s China Bistro, Inc. (a) (b)	14,500	551,290
RARE Hospitality International, Inc. (a)	67,675	1,946,333
Scientific Games Corp. (a) (b)	5,100	181,662
Shuffle Master, Inc. (a) (b)	65,950	2,161,841
Sonic Corp. (a) (b)	71,362	1,483,616
Station Casinos, Inc.	33,700	2,294,296
The Cheesecake Factory, Inc. (a) (b)	29,749	801,736
WMS Industries, Inc. (a) (b)	46,600	1,276,374

		13,880,878

Household Durables—0.6%
Harman International Industries, Inc.	7,400	631,738
iRobot Corp. (a) (b)	20,000	497,600
M.D.C. Holdings, Inc. (b)	18,683	970,208
Toll Brothers, Inc. (a) (b)	16,500	421,905

		2,521,451

Insurance—0.9%
Brown & Brown, Inc. (b)	27,700	809,394
Max Re Capital, Ltd. (b)	30,600	668,304
StanCorp Financial Group, Inc.	40,100	2,041,491

		3,519,189

Internet & Catalog Retail—1.5%
Coldwater Creek, Inc. (a) (b)	123,300	3,299,508
drugstore.com, Inc. (a) (b)	215,200	624,080
Insight Enterprises, Inc. (a) (b)	41,636	793,166
Nutri/System, Inc. (a) (b)	18,500	1,149,405

		5,866,159

Internet Software & Services—2.1%
CNET Networks, Inc. (a) (b)	109,000	869,820
Cybersource Corp. (a) (b)	121,500	1,421,550
Digital Insight Corp. (a)	47,200	1,618,488
Digital River, Inc. (a) (b)	22,600	912,814
Digitas, Inc. (a)	70,700	821,534
Jupitermedia Corp. (a) (b)	30,900	401,700
Ninetowns Digital World Trade Holdings, Ltd. (ADR) (a)	75,800	381,274
Websense, Inc. (a) (b)	72,800	1,495,312
WebSideStory, Inc. (a) (b)	44,800	546,560

		8,469,052

Security Description	Shares	Value*

IT Services—3.7%
CACI International, Inc. (Class A) (a) (b)	32,500	$1,895,725
Cognizant Technology Solutions Corp. (Class A) (a)	34,400	2,317,528
Global Payments, Inc.	38,720	1,879,856
Heartland Payment Systems, Inc. (a) (b)	7,900	220,252
Inforte Corp. (a)	235,400	1,115,796
MoneyGram International, Inc.	68,700	2,332,365
NCI, Inc. (Class A) (a)	120,800	1,582,480
RightNow Technologies, Inc. (a) (b)	74,900	1,249,332
SI International, Inc. (a) (b)	5,100	156,366
SRA International, Inc. (a) (b)	68,200	1,816,166

		14,565,866

Leisure Equipment & Products—0.9%
MarineMax, Inc. (a) (b)	64,200	1,683,966
Pool Corp.	45,325	1,977,530

		3,661,496

Machinery—2.3%
Actuant Corp. (b)	57,500	2,872,125
Bucyrus International, Inc. (b)	4,600	232,300
Kaydon Corp. (b)	35,900	1,339,429
Kennametal, Inc.	9,500	591,375
Oshkosh Truck Corp.	68,600	3,259,872
The Manitowoc Co., Inc.	16,700	743,150

		9,038,251

Media—0.5%
Getty Images, Inc. (a) (b)	24,500	1,555,995
Gray Television, Inc.	42,500	246,075
Triple Crown Media, Inc. (a) (b)	4,250	36,848

		1,838,918

Metals & Mining—0.5%
Reliance Steel & Aluminum Co.	4,200	348,390
Steel Dynamics, Inc. (b)	25,400	1,669,796

		2,018,186

Multiline Retail—0.1%
Fred’s, Inc. (b)	25,850	345,098

Office Electronics—0.4%
Zebra Technologies Corp. (Class A) (a) (b)	50,842	1,736,763

Oil, Gas & Consumable Fuels—4.0%
Bill Barrett Corp. (a) (b)	78,500	2,324,385
Bois d’Arc Energy, Inc. (a) (b)	86,600	1,426,302
Cabot Oil & Gas Corp.	55,200	2,704,800
Comstock Resources, Inc. (a)	108,900	3,251,754
Forest Oil Corp. (a) (b)	29,700	984,852
Foundation Coal Holdings, Inc.	27,100	1,271,803
KCS Energy, Inc. (a)	36,100	1,072,170
Mariner Energy, Inc. (a)	35,436	650,959

*See accompanying notes to financial statements.

MSF-265

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Petroleum Development Corp. (a)	24,600	$927,420
Stone Energy Corp. (a)	18,200	847,210
VeraSun Energy (a) (b)	8,000	209,920

		15,671,575

Personal Products—0.2%
Parlux Fragrances, Inc. (a) (b)	58,800	569,772

Pharmaceuticals—1.7%
Medicis Pharmaceutical Corp. (Class A) (b)	70,200	1,684,800
Noven Pharmaceuticals, Inc. (a) (b)	87,800	1,571,620
Salix Pharmaceuticals, Ltd. (a) (b)	103,260	1,270,098
The Medicines Co. (a) (b)	98,700	1,929,585
Valeant Pharmaceuticals International, Inc. (b)	22,000	372,240

		6,828,343

Real Estate—0.1%
CapitalSource, Inc. (REIT) (b)	16,366	383,946

Road & Rail—2.0%
Dollar Thrifty Automotive Group, Inc. (a)	34,400	1,550,408
Old Dominion Freight Line, Inc. (a)	101,950	3,832,301
U.S. Xpress Enterprises, Inc. (a)	72,200	1,950,844
Werner Enterprises, Inc. (b)	33,600	681,072

		8,014,625

Semiconductors & Semiconductor Equipment—6.6%
Advanced Energy Industries, Inc. (a)	154,300	2,042,932
ATMI, Inc. (a) (b)	43,800	1,078,356
Cognex Corp. (b)	62,500	1,626,875
Cohu, Inc. (b)	44,000	772,200
Cymer, Inc. (a) (b)	53,300	2,476,318
Entegris, Inc. (a) (b)	102,400	975,872
Exar Corp. (a)	45,700	606,439
Integrated Device Technology, Inc. (a)	100,650	1,427,217
Intersil Corp. (Class A)	76,864	1,787,088
Micrel, Inc. (a) (b)	82,300	823,823
Microchip Technology, Inc.	7,350	246,593
Microsemi Corp. (a)	74,800	1,823,624
OmniVision Technologies, Inc. (a) (b)	34,200	722,304
ON Semiconductor Corp. (a) (b)	329,100	1,935,108
Pericom Semiconductor Corp. (a)	32,400	268,920
Semtech Corp. (a)	96,600	1,395,870
Spansion, Inc. (Class A) (a)	52,900	843,226
TriQuint Semiconductor, Inc. (a) (b)	67,420	300,693
Varian Semiconductor Equipment, Inc. (a) (b)	75,000	2,445,750
Virage Logic Corp. (a) (b)	68,700	645,093
Zoran Corp. (a)	78,591	1,912,905

		26,157,206

Software—5.0%
Activision, Inc. (a) (b)	82,377	937,450
Actuate Corp. (a)	211,000	852,440
Agile Software Corp. (a)	86,100	545,874
ANSYS, Inc. (a)	15,500	741,210

Security Description	Shares	Value*

Software—(Continued)
Epicor Software Corp. (a) (b)	56,700	$597,051
FactSet Research Systems, Inc. (b)	32,100	1,518,330
Fair Isaac Corp. (b)	40,619	1,474,877
FileNET Corp. (a)	27,400	737,882
Hyperion Solutions Corp. (a) (b)	78,112	2,155,891
Informatica Corp. (a) (b)	179,600	2,363,536
Jack Henry & Associates, Inc. (b)	31,200	613,392
Macrovision Corp. (a) (b)	47,000	1,011,440
NAVTEQ, Inc. (a) (b)	25,100	1,121,468
Open Solutions, Inc. (a)	32,500	864,825
Quest Software, Inc. (a)	53,900	756,756
Radiant Systems, Inc. (a) (b)	133,250	1,408,453
Red Hat, Inc. (a) (b)	51,900	1,214,460
Sonic Solutions (a) (b)	36,200	597,300
Witness Systems, Inc. (a)	7,200	145,224

		19,657,859

Specialty Retail—6.0%
A.C. Moore Arts & Crafts, Inc. (a) (b)	120,900	1,971,879
Charlotte Russe Holding, Inc. (a) (b)	35,600	852,264
Christopher & Banks Corp. (b)	50,350	1,460,150
Citi Trends, Inc. (a) (b)	38,700	1,652,103
GameStop Corp. (Class A) (a) (b)	12,900	541,800
Hibbett Sporting Goods, Inc. (a) (b)	81,850	1,956,215
Michaels Stores, Inc.	13,400	552,616
O’Reilly Automotive, Inc. (a) (b)	94,200	2,938,098
Pacific Sunwear of California, Inc. (a) (b)	65,555	1,175,401
Ross Stores, Inc.	28,100	788,205
The Gymboree Corp. (a)	61,600	2,141,216
Tractor Supply Co. (a)	43,100	2,382,137
Urban Outfitters, Inc. (a)	64,700	1,131,603
Williams-Sonoma, Inc.	25,800	878,490
Zumiez, Inc. (a) (b)	84,600	3,178,422

		23,600,599

Textiles, Apparel & Luxury Goods—0.7%
Fossil, Inc. (a) (b)	29,149	524,973
Quiksilver, Inc. (a) (b)	123,500	1,504,230
The Timberland Co. (Class A) (a)	24,600	642,060

		2,671,263

Trading Companies & Distributors—0.2%
Beacon Roofing Supply, Inc. (a) (b)	33,300	732,933
Interline Brands, Inc. (a)	8,800	205,744

		938,677

Wireless Telecommunication Services—0.8%
NII Holdings, Inc. (Class B) (a) (b)	33,000	1,860,540
Syniverse Holdings, Inc. (a)	37,000	543,900
Wireless Facilities, Inc. (a) (b)	266,400	732,600

		3,137,040

Total Common Stock (Identified Cost $308,797,498)		390,563,604

*See accompanying notes to financial statements.

MSF-266

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments—1.0%

Security Description	Shares	Value*

Mutual Funds –1.0%
T. Rowe Price Reserve Investment Fund	4,060,802	$4,060,802

Total Short Term Investments (Identified Cost $4,060,802)		4,060,802

Total Investments—99.6% (Identified Cost $312,858,300) (c)		394,624,406
Other assets less liabilities		1,419,636

Total Net Assets—100%		$396,044,042

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 98,701,741 and the collateral received consisted of cash in the amount of $100,169,132.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $312,858,300 and the composition of unrealized appreciation and depreciation of investment securities was $100,211,348 and $(18,445,242), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

*See accompanying notes to financial statements.

MSF-267

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$394,624,406
Collateral for securities loaned		100,169,132
Receivable for:
Fund shares sold		1,974,680
Accrued interest and dividends		76,685

Total Assets		496,844,903
Liabilities
Payable for:
Fund shares redeemed	$342,156
Return of collateral for securities loaned	100,169,132
Accrued expenses:
Management fees	158,423
Service and distribution fees	10,839
Other expenses	120,311

Total Liabilities		100,800,861

Net Assets		$396,044,042

Net assets consists of:
Capital paid in		$338,528,860
Undistributed net investment loss		(471,162)
Accumulated net realized losses		(23,779,762)
Unrealized appreciation on investments		81,766,106

Net Assets		$396,044,042

Computation of offering price:
Class A
Net asset value and redemption price per share ($332,902,324 divided by 21,957,613 shares outstanding)		$15.16

Class B
Net asset value and redemption price per share ($42,657,889 divided by 2,865,093 shares outstanding)		$14.89

Class E
Net asset value and redemption price per share ($20,483,829 divided by 1,369,099 shares outstanding)		$14.96

Identified cost of investments		$312,858,300

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$485,976
Interest		255,818 (a)

		741,794
Expenses
Management fees	$1,007,903
Service and distribution fees—Class B	47,293
Service and distribution fees—Class E	15,927
Directors’ fees and expenses	10,574
Custodian	75,642
Audit and tax services	13,759
Legal	6,007
Printing	66,417
Insurance	3,238
Miscellaneous	3,110

Total expenses	1,249,870
Expense reductions	(12,978)
Management fee waivers	(23,936)	1,212,956

Net Investment Loss		(471,162)

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		6,011,023
Unrealized depreciation on:
Investments—net		(6,857,655)

Net loss		(846,632)

Net Decrease in Net Assets From Operations		$(1,317,794)

(a)	Includes income on securities loaned of $79,485.

See accompanying notes to financial statements.

MSF-268

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment loss	$(471,162)	$(582,067)
Net realized gain	6,011,023	26,182,307
Unrealized appreciation (depreciation)	(6,857,655)	10,826,102

Increase (decrease) in net assets from operations	(1,317,794)	36,426,342

Increase (decrease) in net assets from capital share transactions	28,249,492	(13,985,171)

Total increase in net assets	26,931,698	22,441,171

Net Assets
Beginning of the period	369,112,344	346,671,173

End of the period	$396,044,042	$369,112,344

Undistributed Net Investment Loss
End of the period	$(471,162)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	2,983,071	$47,901,814	2,482,008	$34,917,352
Redemptions	(2,093,138)	(33,138,431)	(4,358,048)	(60,850,447)

Net increase (decrease)	889,933	$14,763,383	(1,876,040)	$(25,933,095)

Class B
Sales	1,040,962	$16,240,029	1,181,972	$16,375,307
Redemptions	(215,861)	(3,343,139)	(296,491)	(4,116,561)

Net increase	825,101	$12,896,890	885,481	$12,258,746

Class E
Sales	246,962	$3,862,348	296,321	$4,126,882
Redemptions	(209,984)	(3,273,129)	(322,762)	(4,437,704)

Net increase (decrease)	36,978	$589,219	(26,441)	$(310,822)

Increase (decrease) derived from capital share transactions	1,752,012	$28,249,492	(1,017,000)	$(13,985,171)

See accompanying notes to financial statements.

MSF-269

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$15.13		$13.63	$12.27	$8.71	$11.89	$14.30

Income From Investment Operations
Net investment loss	(0.02)		(0.02)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.05		1.52	1.40	3.60	(3.14)	(1.27)

Total from investment operations	0.03		1.50	1.36	3.56	(3.18)	(1.31)

Less Distributions
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.10)

Total distributions	0.00		0.00	0.00	0.00	0.00	(1.10)

Net Asset Value, End of Period	$15.16		$15.13	$13.63	$12.27	$8.71	$11.89

Total Return (%)	0.2	(b)	11.0	11.1	40.9	(26.7)	(9.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.59	(c)	0.60	0.60	0.63	0.61	0.61
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.58	(c)	0.59	0.60	0.63	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.21	)(c)	(0.14)	(0.31)	(0.39)	(0.38)	(0.34)
Portfolio turnover rate (%)	40	(c)	31	28	25	44	38
Net assets, end of period (000)	$332,902		$318,845	$312,834	$297,728	$210,410	$298,699

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$14.88		$13.44	$12.11	$8.59	$8.67

Income From Investment Operations
Net investment loss	(0.02)		(0.04)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.03		1.48	1.36	3.53	(0.07)

Total from investment operations	0.01		1.44	1.33	3.52	(0.08)

Net Asset Value, End of Period	$14.89		$14.88	$13.44	$12.11	$8.59

Total Return (%)	0.1	(b)	10.7	11.0	41.0	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)	0.84	0.85	0.88	0.86	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	(c)	0.84	0.85	0.88	N/A
Ratio of net investment loss to average net assets (%)	(0.45	)(c)	(0.40)	(0.52)	(0.59)	(0.63	)(c)
Portfolio turnover rate (%)	40	(c)	31	28	25	44
Net assets, end of period (000)	$42,658		$30,357	$15,516	$152	$3

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-270

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$14.95		$13.49	$12.15	$8.64	$11.80	$12.22

Income From Investment Operations
Net investment income (loss)	(0.03)		(0.04)	(0.05)	(0.03)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	0.04		1.50	1.39	3.54	3.14	(0.42)

Total from investment operations	0.01		1.46	1.34	3.51	(3.16)	(0.42)

Net Asset Value, End of Period	$14.96		$14.95	$13.49	$12.15	$8.64	$11.80

Total Return (%)	0.1	(b)	10.8	11.0	40.6	(26.8)	(3.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	(c)	0.74	0.75	0.78	0.76	0.76	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.73	(c)	0.74	0.75	0.78	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.36	)(c)	(0.30)	(0.45)	(0.52)	(0.53)	0.00	(c)
Portfolio turnover rate (%)	40	(c)	31	28	25	44	38
Net assets, end of period (000)	$20,484		$19,910	$18,321	$11,353	$1,809	$0.1

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-271

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—99.1% of Total Net Assets

Security Description	Shares	Value*

Australia—0.7%
Computershare, Ltd.	308,300	$1,793,252
Zinifex, Ltd.	313,400	2,350,441

		4,143,693

Austria—0.1%
Verbund-Oesterreichische Elektrizitaetswirtschafts AG	13,700	656,665

Bermuda—0.1%
Esprit Holdings, Ltd.	54,000	442,913
Regal Hotels International Holdings, Ltd.	4,704,000	363,230

		806,143

Brazil—0.4%
Banco Bradesco S.A. (ADR)	20,700	643,563
Banco Nossa Caixa S.A. (a)	63,200	1,342,508
Unibanco-Uniao de Banco Brasileiros S.A. (GDR)	9,600	637,344

		2,623,415

Canada—1.1%
ACE Aviation Holdings, Inc. (a)	27,800	776,655
Canadian Natural Resources, Ltd.	56,900	3,149,657
Canadian Natural Resources, Ltd. (USD)	1,700	94,146
EnCana Corp.	15,400	811,849
Teck Cominco, Ltd.	25,900	1,555,858

		6,388,165

Cayman Islands—0.3%
GlobalSantaFe Corp.	20,300	1,172,325
Suntech Power Holdings Co., Ltd. (a) (b)	8,700	245,775
Transocean, Inc. (a)	2,200	176,704

		1,594,804

Finland—2.4%
Fortum Oyj	115,400	2,945,558
Metso Oyj	76,800	2,784,088
Neste Oil, Oyj (a)	52,300	1,838,781
Nokia Corp. (ADR)	316,704	6,416,423
Nokia Oyj	38,400	776,245

		14,761,095

France—14.6%
Accor S.A.	29,800	1,809,235
Air Liquide	11,440	2,226,415
Air Liquide S.A.	2,420	470,246
Alcatel S.A.	199,400	2,514,434
Altran Technologies S.A.	126,900	1,560,702
AXA S.A.	327,077	10,700,610
BNP Paribas S.A.	65,973	6,299,319
Carrefour S.A.	52,900	3,094,390
CNP Assurances S.A.	3,600	341,422
Compagnie Generale de Geophysique S.A. (b)	127,000	4,385,310
Lagardere S.C.A.	50,200	3,696,353
Nexity	48,600	2,815,161
Orpea (a)	29,046	2,004,204

Security Description	Shares	Value*

France—(Continued)
Renault S.A.	51,100	$5,468,460
S.O.I.T.E.C. (a)	27,200	800,770
Sanofi-Aventis (ADR)	157,000	7,645,900
Societe Television Francaise 1 S.A.	40,000	1,301,320
Société Générale	43,100	6,320,481
Suez S.A.	59,400	2,462,418
Total S.A.	162,204	10,628,723
Total S.A. (ADR)	88,800	5,818,176
Vinci S.A.	39,118	4,020,777
Vivendi Universal S.A. (ADR)	69,200	2,415,772

		88,800,598

Germany—14.8%
Aareal Bank AG	31,242	1,176,992
Allianz AG	71,029	11,188,187
Bayer AG	27,700	1,270,419
Bayer AG (ADR)	87,400	4,012,534
Bilfinger & Berger Bau AG	62,700	3,400,028
DAB Bank AG	147,910	1,270,218
Deutche Postbank AG	30,300	2,174,906
Duetz AG	48,000	377,214
E.ON AG	35,500	4,077,143
E.ON AG (ADR)	75,200	2,883,920
GFK AG	300	10,926
Heidelberger Druckmaschinen AG	142,700	6,466,823
Hochtief AG	110,943	6,156,410
Hypo Real Estate Holding AG	95,008	5,753,166
Infineon Technologies AG (b)	295,700	3,300,012
Interhyp AG	3,200	281,510
IWKA Group AG	84,100	2,193,330
KarstadtQuele AG	43,800	1,158,726
Linde AG	16,500	1,268,867
MAN AG	52,855	3,812,669
MTU Aero Engines Holding AG (a)	31,200	1,035,755
Münchener Rückversicherungs-Gesellschaft AG	40,700	5,545,376
Patrizia Immo AG	36,800	898,931
Pfleiderer AG (a)	46,700	1,307,845
Q-Cells AG (a)	31,650	2,651,330
RWE AG	4,081	338,585
SAP AG (ADR)	73,800	3,875,976
SGL Carbon AG	178,800	3,577,781
Siemens AG (ADR)	24,300	2,109,726
SolarWorld AG	33,600	2,099,120
United Internet AG	198,188	2,843,266
Wacker Chemie AG	11,500	1,233,331
Wincor Nixdorf AG	1,400	178,585

		89,929,607

Greece—0.4%
OPAP S.A.	58,530	2,117,071

Hong Kong—0.4%
Cheung Kong Holdings, Ltd.	30,000	325,126
Hutchison Whampoa, Ltd.	111,000	1,014,248
The Wharf Holdings, Ltd.	246,000	876,330

		2,215,704

*See accompanying notes to financial statements.

MSF-272

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

India—0.1%
Satyam Computer Services, Ltd.	46,392	$719,551

Ireland—0.8%
AgCert International	151,600	544,927
Allied Irish Banks, Plc.	72,900	1,757,712
C & C Group, Plc.	270,625	2,346,193

		4,648,832

Israel—1.1%
Bank Hapoalim B.M.	529,400	2,279,364
Bank Leumi Le Israel	593,600	2,132,757
Mizrahi Tefahot Bank, Ltd.	117,600	691,200
Teva Pharmaceutical Industries, Ltd.	11,900	377,232
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	32,800	1,036,152

		6,516,705

Italy—4.1%
Banca Intesa S.p.A.- RNC	741,898	4,020,391
Banche Popolari Unite S.c.ar.l.	95,300	2,460,262
Banco Popolare di Verona e Novara S.c.ar.l.	52,300	1,398,426
Eni S.p.A. (ADR)	41,700	2,449,875
Fastweb (a)	40,700	1,765,410
FIAT S.p.A.	78,300	1,039,253
Lottomatica S.p.A. (a)	48,800	1,849,967
Mediobanca S.p.A.	91,000	1,777,870
Milano Assicurazioni S.p.A.	259,200	1,887,306
Pirelli & C Real Estate S.p.A.	29,800	1,998,992
UniCredito Italiano S.p.A.	469,000	3,660,887
UniCredito Italiano S.p.A. (Non-Convertible)	98,100	762,486

		25,071,125

Japan—23.4%
Alpen Co., Ltd.	12,200	395,786
Aoyama Trading Co., Ltd.	63,400	1,988,656
Asahi Breweries, Ltd.	116,600	1,634,911
Bank of Nagoya	163,000	1,116,579
Canon Finetech, Inc.	23,100	388,492
Canon, Inc.	125,400	6,129,838
Credit Saison Co., Ltd.	88,900	4,224,251
Daihatsu Motor Co., Ltd.	197,000	1,758,298
Daiwa House Industry Co., Ltd.	109,000	1,750,718
Daiwa Securities Group, Inc.	254,000	3,045,796
E*Trade Securities	639	851,221
East Japan Railway Co.	411	3,060,398
Fujitsu, Ltd.	325,000	2,528,290
Hokugin Financial Group, Inc.	195,900	821,999
Isetan Co., Ltd.	54,500	926,148
JFE Holding, Inc.	45,300	1,922,943
JSR Corp.	104,500	2,650,583
Juroku Bank	336,000	1,973,740
Kahma Co., Ltd.	26,100	707,966
Kansai Paint Co.	124,000	991,638
Kayaba Industry Co., Ltd.	64,000	250,515
Konica Minolta Holdings, Inc.	10,000	126,788
Matsushita Electric Industrial Co., Ltd.	72,000	1,522,697

Security Description	Shares	Value*

Japan—(Continued)
Mazda Motor Corp.	321,000	$2,020,005
Millea Holdings, Inc.	99	1,851,082
Mitsubishi Estate Co., Ltd.	184,000	3,930,290
Mitsui & Co., Ltd.	25,000	352,348
Mitsui Fudosan Co., Ltd.	173,000	3,775,756
Mitsui Trust Holdings, Inc.	191,000	2,305,694
Mizuho Financial Group, Inc.	335	2,847,104
Murata Manufacturing Co., Ltd.	16,000	1,044,644
Nidec Corp.	36,200	2,605,395
Nikko Cordial Corp.	555,000	7,138,361
Nintendo Co., Ltd.	3,500	591,007
Nippon Chemi-Con Corp.	211,000	1,347,448
Nippon Electronic, Inc.	104,200	2,098,281
Nitto Denko Corp.	48,100	3,428,057
Nomura Holdings, Inc.	218,100	4,099,814
NSK, Ltd.	204,000	1,699,169
NTT DoCoMo, Inc.	2,120	3,107,729
NTT Urban Development Corp.	239	1,870,093
Okamura Corp.	136,000	1,407,119
OMC Card, Inc.	144,000	2,057,544
Omron Corp.	95,200	2,425,258
ORIX Corp.	19,750	4,816,149
Ricoh Co., Ltd.	82,000	1,615,224
Sekisui House, Ltd.	142,000	1,955,373
Seven & I Holdings Co., Ltd.	70,700	2,336,998
SFCG Co., Ltd.	7,760	1,766,898
Shimizu Corp.	351,000	1,973,087
Sompo Japan Insurance, Inc.	329,000	4,618,676
Sony Corp.	4,800	211,466
Sony Corp. (ADR)	55,000	2,422,200
Sumco Corp.	18,900	1,082,047
Sumitomo Corp.	113,000	1,496,646
Sumitomo Electric Industries, Ltd.	278,000	4,088,903
Sumitomo Metal Industries, Ltd.	244,000	1,009,878
Sumitomo Mitsui Financial Group, Inc.	697	7,394,006
Sumitomo Osaka Cement Co., Ltd.	686,000	2,117,642
T&D Holdings, Inc.	10,600	861,198
Taiheiyo Cement Corp.	313,000	1,159,196
The Bank of Fukuoka, Ltd.	85,000	630,787
The Daiei, Inc.	53,550	1,124,591
The Nishi-Nippon Bank, Ltd.	248,000	1,190,649
Tokai Carbon Co.	66,000	367,967
Tokuyama Corp.	38,000	568,498
Tokyo Electron, Ltd.	20,900	1,467,654
Tokyo Star Bank, Ltd.	111	357,811
Tokyo Tomin Bank	35,300	1,509,979
Toyota Industries Corp.	28,200	1,117,896
Toyota Motor Corp.	4,400	230,072

		142,261,940

Luxembourg—0.5%
SES Global (FDR)	210,761	3,012,771

Mexico—0.2%
Fomento Economico Mexicano S.A. de C.V. (ADR) (b)	13,300	1,113,476

*See accompanying notes to financial statements.

MSF-273

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Netherlands—3.2%
ABN AMRO Holdings NV	20,300	$554,011
ASM International NV (b)	53,500	836,740
ING Groep NV	132,492	5,193,758
ING Groep NV (ADR)	38,800	1,525,616
Koninklijke Philips Electronics NV (ADR)	174,000	5,418,360
Koninklijke Wessanen NV	19,268	261,780
Reed Elsevier NV (ADR)	97,600	2,928,000
Rodamco Europe NV	24,800	2,426,488
Telegraaf Media Groep NV	18,900	510,297

		19,655,050

Netherlands Antilles—0.5%
Schlumberger, Ltd.	48,800	3,177,368

Norway—2.7%
Aker Kvaerner ASA	8,750	822,442
DnB NOR ASA	152,600	1,891,517
Fred Olsen Energy ASA	64,500	2,937,374
Odfjell ASA	68,550	987,264
Odfjell ASA (Series A)	2,500	38,143
Petrojari ASA	15,150	99,768
Petroleum Geo-Services ASA	15,150	855,081
Prosafe ASA	33,400	2,041,251
Renewable Energy Corp. ASA	54,600	780,507
Statoil ASA	146,000	4,163,920
Tandberg ASA	223,200	1,842,896

		16,460,163

Singapore—0.5%
ASE Test, Ltd. (a) (b)	175,100	1,589,908
STATS ChipPAC, Ltd. (ADR)	257,500	1,611,950

		3,201,858

South Africa—0.8%
ABSA Group, Ltd.	40,100	559,876
FirstRand	411,300	967,436
Massmart Holdings, Ltd.	194,745	1,276,120
Nedbank Group, Ltd.	107,300	1,688,579
Steinhoff International Holdings, Inc.	181,200	538,509

		5,030,520

South Korea—0.9%
Daegu Bank	162,590	2,931,174
Kookmin Bank	31,290	2,589,866

		5,521,040

Spain—1.5%
Antena 3 TV	5,100	116,184
Banco Bilbao Vizcaya Argentaria S.A. (b)	174,100	3,586,460
Banco Santander Central Hispano S.A.	64,400	941,288
Banco Santander Central Hispano S.A. (ADR)	128,400	1,877,208
Gestevision Telecino S.A.	37,000	885,304
Telefonica S.A. (ADR)	30,367	1,510,455

		8,916,899

Security Description	Shares	Value*

Sweden—2.2%
Atlas Copco AB (Series B)	91,300	$2,366,291
Boliden AB (a)	123,000	2,247,904
Securitas AB	122,400	2,336,184
Tele2 AB	149,600	1,505,807
Telefonakitebolaget LM Ericsson (ADR)	149,500	4,939,480

		13,395,666

Switzerland—8.8%
ABB, Ltd.	240,458	3,121,282
Actelion, Ltd.	5,740	577,337
Baloise Holdings AG	21,367	1,636,355
Credit Suisse Group	61,957	3,454,378
Nestle S.A.	20,637	6,462,866
Novartis AG	155,702	8,405,742
Novartis AG (ADR)	46,800	2,523,456
Roche Holding AG	68,802	11,341,440
SGS S.A.	2,219	2,101,456
Straumann Holding AG	731	186,048
Swiss Life Holding	16,151	3,771,431
Swiss Reinsurance Co.	14,072	980,309
Syngenta AG (ADR)	92,700	2,462,112
UBS AG	27,553	3,007,825
UBS AG	1,100	120,670
Zurich Financial Services AG	13,970	3,051,304

		53,204,011

Taiwan—1.1%
Advanced Semicondtuctor, Inc.	3,301,149	3,251,626
AU Optronics Corp.	88,000	124,740
AU Optronics Corp. (ADR) (b)	125,200	1,782,848
Nan Ya Printed Circuit Board Corp.	157,000	1,212,103
Yuanta Core Pacific Securities Co.	524,000	345,811

		6,717,128

Thailand—0.5%
Bangkok Bank PCL	433,300	1,202,693
Krung Thai Bank, Ltd.	6,091,700	1,636,266

		2,838,959

Turkey—0.6%
Akbank TAS	448,666	2,139,408
Tupras Turkiye Petrol Rafine	24,000	399,522
Turkiye Garanti Bankasi AS	500,000	1,235,022

		3,773,952

United Kingdom—8.5%
Babcock International Group	212,900	1,298,849
BAE Systems, Plc.	608,391	4,152,884
BP, Plc. (ADR)	156,200	10,873,084
Cookson Group, Plc.	153,500	1,490,528
Dawnay Day Treveria, Plc. (a)	1,113,400	1,565,025
GlaxoSmithKline, Plc.	129,400	7,220,520
HSBC Holdings, Plc.	442,200	7,740,884
HSBC Holdings, Plc. (ADR) (b)	14,600	1,289,910
NETeller, Plc. (a)	160,700	1,768,340

*See accompanying notes to financial statements.

MSF-274

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Rentokil Initial, Plc.	574,300	$1,656,269
Rolls-Royce Group, Plc.	402,385	3,079,694
Serco Group, Plc.	399,300	2,362,204
T&F Informa Plc.	74,500	593,094
Tesco, Plc.	290,100	1,789,558
Unilever, Plc. (ADR)	69,120	1,557,965
Vendeta Resources, Plc.	103,000	2,584,876
Vodafone Group, Plc. (ADR)	42,000	894,734

		51,918,418

United States—1.8%
Affiliated Computer Services, Inc. (Class A) (a)	22,000	1,135,420
Halliburton Co.	16,700	1,239,307
Occidental Petroleum Corp.	3,000	307,650
Synthes, Inc. (a)	54,474	6,550,858
Wyeth Pharmaceuticals	42,900	1,905,189

		11,138,424

Total Common Stock (Identified Cost $515,494,044)		602,330,816

Preferred Stock—0.4%

Germany—0.4%
Fresenius Medical Care AG	8,600	1,429,635
ProSiebensat.1 Media AG (a)	51,500	1,283,882

		2,713,517

South Korea—0.0%
Samsung SDI Co., Ltd.	1,540	65,092

Total Preferred Stock (Identified Cost $2,090,222)		2,778,609

Rights—0.0%
Security Description	Shares	Value*

Germany—0.0%
Linde AG	16,500	$63,675

Total Rights (Identified Cost $0)		63,675

Short Term Investments—1.5%
	Face Amount

United States—1.5%
State Street Repurchase Agreement dated 06/30/06 at 1.700% to be repurchased at $8,885,000 on 07/03/06, collateralized by $9,500,000 U.S. Treasury Note 3.875% due 9/15/10 with a value of $9,154,305.	$8,885,000	8,885,000

Total Short Term Investments (Identified Cost $8,885,000)		8,885,000

Total Investments—101.0% (Identified Cost $526,469,266) (c)		614,058,100
Liabilities in excess of other assets		(6,127,996)

Total Net Assets—100%		$607,930,104

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $105,208,898 and the collateral received consisted of cash in the amount of $108,744,687.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $526,469,266 and the composition of unrealized appreciation and depreciation of investment securities was $99,508,993 and $(11,920,159), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(FDR)—	Fiduciary Depository Receipt
(GDR)—	Global Depository Receipt.
(USD)—	United States Dollar

Ten Largest Industries as of June 30, 2006	Percentage of Total Net Assets
Commercial Banks	15.0%
Insurance	7.5%
Oil, Gas & Consumable Fuels	7.6%
Diversified Financial Services	6.8%
Pharmaceuticals	6.7%
Machinery	3.7%
Real Estate	3.0%
Energy Equipment & Services	2.8%
Media	2.8%
Construction & Engineering	2.7%

*See accompanying notes to financial statements.

MSF-275

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$614,058,100
Cash		80
Foreign cash at value		3,197,580
Collateral for securities loaned		108,744,687
Receivable for:
Securities sold		3,628,942
Fund shares sold		1,192,081
Accrued interest and dividends		470,754
Foreign taxes		114,486

Total Assets		731,406,710
Liabilities
Payable for:
Fund shares redeemed	$916,497
Securities purchased	12,997,207
Withholding taxes	33,941
Return of collateral for securities loaned	108,744,687
Accrued expenses:
Management fees	408,859
Service and distribution fees	23,099
Other expenses	352,316

Total Liabilities		123,476,606

Net Assets		$607,930,104

Net assets consists of:
Capital paid in		$514,578,480
Undistributed net investment income		2,479,843
Accumulated net realized gains		3,341,491
Unrealized appreciation on investments and foreign currency		87,530,290

Net Assets		$607,930,104

Computation of offering price:
Class A
Net asset value and redemption price per share ($462,252,871 divided by 32,902,970 shares outstanding)		$14.05

Class B
Net asset value and redemption price per share ($75,793,070 divided by 5,454,145 shares outstanding)		$13.90

Class E
Net asset value and redemption price per share ($69,884,163 divided by 5,013,668 shares outstanding)		$13.94

Identified cost of investments		$526,469,266

Identified cost of foreign cash		$3,214,494

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$8,503,602	(a)
Interest		362,247	(b)

		8,865,849
Expenses
Management fees	$2,506,950
Service and distribution fees—Class B	84,157
Service and distribution fees—Class E	53,161
Directors’ fees and expenses	10,574
Custodian	480,483
Audit and tax services	15,842
Legal	9,017
Printing	96,411
Insurance	4,148
Miscellaneous	3,773

Total expenses	3,264,516
Expense reductions	(174,957)	3,089,559

Net Investment Income		5,776,290

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	34,694,755
Foreign currency transactions—net	(1,410,700)	33,284,055

Unrealized depreciation on:
Investments—net	(9,665,408)
Foreign currency transactions—net	(37,285)	(9,702,693)

Net gain		23,581,362

Net Increase in Net Assets From Operations		$29,357,652

(a)	Net of foreign taxes of $1,188,828.
(b)	Includes income on securities loaned of $316,801.

See accompanying notes to financial statements.

MSF-276

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$5,776,290	$5,429,728
Net realized gain	33,284,055	44,612,595
Unrealized appreciation (depreciation)	(9,702,693)	30,469,023

Increase in net assets from operations	29,357,652	80,511,346

From Distributions to Shareholders
Net investment income
Class A	(6,634,593)	(2,301,454)
Class B	(880,784)	(141,111)
Class E	(943,442)	(300,332)

Total distributions	(8,458,819)	(2,742,897)

Increase in net assets from capital share transactions	52,610,822	28,988,684

Total increase in net assets	73,509,655	106,757,133

Net Assets
Beginning of the period	534,420,449	427,663,316

End of the period	$607,930,104	$534,420,449

Undistributed Net Investment Income
End of the period	$2,479,843	$5,162,372

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	5,833,166	$83,980,933	6,776,782	$80,921,158
Reinvestments	442,306	6,634,593	205,487	2,301,454
Redemptions	(4,031,981)	(57,990,538)	(6,255,844)	(74,914,831)

Net increase	2,243,491	$32,624,988	726,425	$8,307,781

Class B
Sales	2,335,234	$32,948,829	2,583,128	$30,523,623
Reinvestments	59,352	880,784	12,724	141,111
Redemptions	(1,032,300)	(14,447,388)	(667,349)	(8,060,069)

Net increase	1,362,286	$19,382,225	1,928,503	$22,604,665

Class E
Sales	665,039	$9,466,336	725,367	$8,658,669
Reinvestments	63,403	943,442	27,008	300,332
Redemptions	(693,465)	(9,806,169)	(918,856)	(10,882,763)

Net increase (decrease)	34,977	$603,609	(166,481)	$(1,923,762)

Increase derived from capital share transactions	3,640,754	$52,610,822	2,488,447	$28,988,684

See accompanying notes to financial statements.

MSF-277

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.48		$11.50	$9.86	$7.76	$9.49	$12.39

Income From Investment Operations
Net investment income	0.13		0.14	0.10	0.11	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.65		1.92	1.68	2.05	(1.73)	(2.57)

Total from investment operations	0.78		2.06	1.78	2.16	(1.65)	(2.49)

Less Distributions
Distributions from net investment income	(0.21)		(0.08)	(0.14)	(0.06)	(0.08)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.38)

Total distributions	(0.21)		(0.08)	(0.14)	(0.06)	(0.08)	(0.41)

Net Asset Value, End of Period	$14.05		$13.48	$11.50	$9.86	$7.76	$9.49

Total Return (%)	5.7	(b)	18.0	18.2	28.0	(17.5)	(20.6)
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	(c)	1.06	1.08	1.13	1.12	1.16
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.00	(c)	1.01	1.06	1.11	1.12	1.14
Ratio of net investment income to average net assets (%)	2.00	(c)	1.23	0.85	1.21	0.90	0.73
Portfolio turnover rate (%)	82	(c)	69	90	148	50	68
Net assets, end of period (000)	$462,253		$413,322	$344,340	$318,996	$271,015	$340,426

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.33		$11.38	$9.76	$7.69	$9.39

Income From Investment Operations
Net investment income	0.12		0.12	0.07	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.63		1.88	1.67	2.09	(1.72)

Total from investment operations	0.75		2.00	1.74	2.12	(1.70)

Less Distributions
Distributions from net investment income	(0.18)		(0.05)	(0.12)	(0.05)	0.00

Total distributions	(0.18)		(0.05)	(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$13.90		$13.33	$11.38	$9.76	$7.69

Total Return (%)	5.6	(b)	17.6	18.0	27.8	(18.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.31	(c)	1.31	1.33	1.38	1.37	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.25	(c)	1.26	1.31	1.36	1.37	(c)
Ratio of net investment income (loss) to average net assets (%)	1.84	(c)	0.89	0.56	(0.04)	0.35	(c)
Portfolio turnover rate (%)	82	(c)	69	90	148	50
Net assets, end of period (000)	$75,793		$54,530	$24,612	$14,859	$1

(a)	Commencement of operations was May 1, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-278

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$13.37		$11.41	$9.79	$7.71	$9.43	$10.91

Income From Investment Operations
Net investment income	0.13		0.13	0.07	0.08	0.08	0.00
Net realized and unrealized gain (loss) on investments	0.63		1.89	1.68	2.05	(1.73)	(1.48)

Total from investment operations	0.76		2.02	1.75	2.13	(1.65)	(1.48)

Less Distributions
Distributions from net investment income	(0.19)		(0.06)	(0.13)	(0.05)	(0.07)	0.00

Total distributions	(0.19)		(0.06)	(0.13)	(0.05)	(0.07)	0.00

Net Asset Value, End of Period	$13.94		$13.37	$11.41	$9.79	$7.71	$9.43

Total Return (%)	5.6	(b)	17.8	18.0	27.9	(17.6)	(13.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.21	(c)	1.21	1.23	1.28	1.27	1.31	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.15	(c)	1.16	1.21	1.26	1.27	1.30	(c)
Ratio of net investment income (loss) to average net assets (%)	1.83	(c)	1.08	0.70	0.93	0.57	(0.17	)(c)
Portfolio turnover rate (%)	82	(c)	69	90	148	50	68
Net assets, end of period (000)	$69,884		$66,569	$58,712	$47,619	$17,262	$2,194

(a)	Commencement of operations was May 1, 2002 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-279

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—98.6% of Total Net Assets

Security Description	Shares	Value*

Australia—4.7%
Alinta, Ltd.	11,816	$91,474
Alumina, Ltd.	61,038	306,066
Amcor, Ltd.	44,742	221,828
AMP, Ltd. (a)	82,208	558,984
Ansell, Ltd.	1	7
Aristocrat Leisure, Ltd. (a)	18,360	175,355
Australia & New Zealand Banking Group, Ltd.	82,917	1,642,041
Australia Gas & Light Co., Ltd.	21,537	280,630
Australian Stock Exchange, Ltd. (a)	4,340	104,981
AXA Asia Pacific Holdings, Ltd.	39,352	184,037
Babcock & Brown, Ltd.	7,537	121,223
BHP Billiton, Ltd.	157,179	3,384,472
Billabong International, Ltd.	9,132	104,237
BlueScope Steel, Ltd.	43,053	254,744
Boral, Ltd. (a)	26,326	159,595
Brambles Industries, Ltd. (a)	43,436	355,842
Caltex Australia	6,631	116,373
Coca-Cola Amatil, Ltd.	24,265	127,831
Cochlear, Ltd.	2,300	93,632
Coles Myer, Ltd. (a)	53,075	447,606
Commonwealth Bank of Australia	58,227	1,918,861
Computershare, Ltd.	23,234	135,270
CSL, Ltd.	8,128	325,657
CSR, Ltd.	61,958	153,984
DB RREEF Trust (a)	161,255	175,406
Downer Group	15,192	84,035
Foster’s Group, Ltd.	89,550	364,055
Futuris Corp., Ltd.	1	2
Insurance Australia Group, Ltd. (a)	77,348	307,202
John Fairfax Holdings, Ltd.	42,720	118,752
Leighton Holdings, Ltd.	7,660	98,867
Lend Lease Corp., Ltd.	15,118	156,954
Lion Nathan, Ltd.	20,419	118,142
Macquarie Bank, Ltd. (a)	11,350	581,067
Macquarie Goodman Co. (a)	62,824	279,532
Mirvac Group	35,667	115,177
National Australia Bank, Ltd. (a)	72,168	1,880,528
Newcrest Mining, Ltd.	16,271	255,202
Orica, Ltd. (a)	16,819	299,286
Origin Energy, Ltd.	40,383	220,605
Perpetual Trustees Australia, Ltd. (a)	1,660	90,257
Publishing & Broadcasting, Ltd.	5,684	76,791
Qantas Airways	66,091	145,549
QBE Insurance Group, Ltd.	37,666	572,716
Rinker Group, Ltd.	44,300	540,808
Rio Tinto, Ltd. (a)	13,419	777,522
Santos, Ltd.	26,929	242,174
Sonic Healthcare, Ltd.	11,475	120,953
Suncorp-Metway, Ltd.	24,726	355,081
TABCORP Holdings, Ltd. (a)	23,353	263,508
Telstra Corp., Ltd. (a)	116,776	319,541
Toll Holdings, Ltd. (a)	10,122	105,448
Transurban Group (a)	32,744	168,979
Wesfarmers, Ltd.	16,547	434,080
Westfield Group (a)	68,545	882,116
Westpac Banking Corp.	82,258	1,420,770
Woodside Petroleum, Ltd.	22,246	728,290

Security Description	Shares	Value*

Australia—(Continued)
Woolworths, Ltd.	56,385	$843,446
WorleyParsoms, Ltd.	7,584	113,083
Zinifex, Ltd.	24,347	182,770

		24,703,424

Austria—0.5%
BETandWIN.com Interactive Entertainment AG (a)	1,156	91,379
Boehler-Uddeholm AG	2,316	126,825
Erste Bank der oesterreichischen Sparkassen AG (a)	8,350	469,133
IMMOFINANZ Immobilien Anlagen AG	21,646	240,106
Meinl European Land	6,971	141,992
OMV AG (a)	7,170	426,381
Raiffenis International Bank-Holdings AG (a)	1,705	147,589
Telekom Austria AG	18,234	405,424
Verbund-Oesterreichische Elektrizitaetswirtschafts AG	3,640	174,581
Voestalpine AG (a)	1,121	169,753
Wiener Stadtische Allgemeine Versicherung AG	1,576	92,696
Wienerberger AG	3,825	181,691

		2,667,550

Belgium—0.8%
AGFA-Gevaert NV	4,172	101,034
Belgacom S.A.	8,360	276,923
Colruyt S.A.	850	132,577
Delhaize Group, Plc. (a)	3,500	242,300
Dexia S.A.	24,396	585,764
Fortis Banque S.A. (a) (b)	5	0
Groupe Bruxelles Lambert S.A. (a)	3,574	374,266
InBev NV	8,674	424,821
KBC Bancassurance Holding NV (a)	8,478	908,416
Mobistar S.A.	2,284	180,988
Solvay S.A. (a)	3,422	393,269
UCB S.A.	3,879	209,679
Umicore S.A.	1,128	150,348

		3,980,385

Bermuda—0.1%
Esprit Holdings, Ltd.	48,500	397,801
Li & Fung, Ltd.	96,800	197,060
Shangri-La Asia, Ltd.	78,000	150,114
Ship Finance International, Ltd. (a)	134	2,320

		747,295

Cayman Islands—0.1%
Foxconn International Holdings, Ltd.	93,000	198,063
Hutchison Tellecommunications	70,000	114,385

		312,448

Denmark—0.7%
AP Moller-Maersk A/S	56	434,625
Carlsberg A/S (Class B) (a)	1,550	113,114
Coloplast (a)	1,600	118,553
Danisco A/S (a)	2,600	189,007
Danske Bank A/S	20,400	774,510
DSV A/S	1,100	183,211

*See accompanying notes to financial statements.

MSF-280

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—(Continued)
GN Store Nord A/S (a)	13,000	$148,932
Jyske Bank A/S	3,125	180,590
Novo Nordisk A/S	11,075	704,272
Novozymes A/S (Series B) (a)	2,515	169,452
Sydbank A/S	3,650	120,900
Topdanmark A/S (a)	900	125,108
Vestas Wind Systems A/S (a)	9,300	253,266
William Demant Holdings A/S	1,600	119,376

		3,634,916

Finland—1.4%
Elisa Oyj	10,300	195,848
Fortum Oyj	22,700	579,774
Kesko Oyj	3,500	134,015
Kone Oyj (a)	3,800	157,600
Metso Oyj	6,432	233,313
Neste Oil, Oyj (c)	5,874	206,649
Nokia Oyj	189,050	3,823,979
Orion-Yhtyma Oyj (Class B)	4,000	79,426
Outokumpu Oyj (a)	5,000	116,685
Rautaruukki Oyj	4,200	126,369
Sampo Oyj	19,500	371,526
Stora Enso Oyj	31,700	441,763
Tietoenator Oyj (a)	4,080	117,568
UPM-Kymmene Oyj	24,200	519,697
Wartsila Oyj	3,251	137,172
YIT Corp.	5,900	144,289

		7,385,673

France—9.0%
Accor S.A. (a)	8,527	518,020
Air France S.A.	4,923	115,552
Air Liquide S.A. (a)	5,397	1,049,381
Alcatel S.A.	60,515	763,164
Alstom	4,640	423,886
Arkema (c)	2,471	96,398
Atos Origin S.A.	2,917	190,508
Autoroutes Paris	1,415	96,978
AXA S.A. (a)	67,023	2,194,087
BNP Paribas S.A. (a)	37,130	3,547,511
Bouygues S.A. (a)	9,041	463,835
Business Objects S.A.	4,284	116,507
Cap Gemini S.A.	5,888	335,192
Carrefour S.A. (a)	26,707	1,563,205
Casino Guichard-Perrachon S.A. (a)	2,418	183,379
CNP Assurances S.A. (a)	2,058	195,301
Compagnie de Saint-Gobain S.A. (a)	13,912	992,549
Compagnie Générale des Etablissements Michelin (Class B)	6,187	371,080
Credit Agricole S.A. (a)	27,336	1,037,936
Dassault Systemes S.A. (a)	3,191	170,107
Essilor International S.A.	4,786	481,110
France Telecom S.A.	75,661	1,623,808
Gaz de France (a)	8,597	288,150
Groupe Danone (a)	10,645	1,350,095
Hermes International S.C.A. (a)	2,910	257,112

Security Description	Shares	Value*

France—(Continued)
Imerys S.A. (a)	2,027	$161,904
Klepierre S.A. (a)	705	81,543
L’Oreal S.A. (a)	13,007	1,225,831
Lafarge S.A. (a)	6,672	836,309
Lagardere S.C.A. (a)	5,410	398,601
LVMH Moet Hennessy Louis Vuitton S.A. (a)	11,069	1,098,267
Metropole Television (M6) (a)	2,973	92,890
Neopost S.A.	1,324	150,674
Pagesjaunes Groupe (a)	5,214	163,505
Pernod Ricard S.A. (a)	3,264	646,365
Peugoet S.A. (a)	6,652	413,152
Pinault-Printemps-Redoute S.A. (a)	3,195	406,647
Publicis Groupe (a)	6,168	237,900
Renault S.A. (a)	8,293	888,029
Sagem S.A.	6,773	147,394
Sanofi-Aventis (a)	45,258	4,415,304
Schneider Electric S.A. (a)	10,126	1,055,202
Scor	29,144	63,721
Societe Television Francaise 1 S.A.	4,636	150,917
Société BIC S.A.	1,148	74,230
Société Générale (a)	15,288	2,243,339
Sodexho Alliance S.A. (a)	5,334	255,947
Suez S.A. (a)	45,321	1,879,950
Suez S.A. (VVPR Strip) (c)	4,872	62
Technip S.A. (a)	3,935	217,449
Thales S.A. (a)	3,003	117,265
Thomson S.A. (a)	10,757	177,594
Total S.A. (a)	98,876	6,483,087
Unibail S.A.	1,978	344,397
Valeo S.A. (a)	2,738	97,390
Vallourec S.A. (a)	332	399,012
Veolia Environnement S.A. (a)	12,734	657,025
Vinci S.A. (a)	8,796	904,670
Vivendi Universal S.A. (a)	51,610	1,805,414
Zodiac S.A. (a)	1,406	78,901

		46,794,738

Germany—6.4%
Adidas-Salomon AG (a)	9,744	464,909
Allianz AG	18,127	2,857,074
Altana AG (a)	2,783	154,834
BASF AG	22,947	1,839,851
Bayer AG	31,049	1,424,906
Beiersdorf AG (a)	653	98,221
Bilfinger & Berger Bau AG	1,747	94,794
Celesio AG	2,068	187,718
Commerzbank AG	27,966	1,014,915
Continental AG	5,723	583,601
DaimlerChrysler AG	40,855	2,014,456
Deutche Postbank AG (a)	2,597	186,527
Deutsche Bank AG (a)	22,975	2,579,748
Deutsche Boerse AG (a)	4,770	648,361
Deutsche Lufthansa AG (a)	9,290	170,777
Deutsche Post AG (a)	28,205	754,844
Deutsche Post AG	2,993	79,548
Deutsche Telekom AG	121,449	1,951,934

*See accompanying notes to financial statements.

MSF-281

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
E.ON AG	27,899	$3,206,179
Fresenius Medical Care AG	2,813	323,002
Heidelberger Druckmaschinen AG (a)	2,301	104,341
Hochtief AG	2,617	145,312
Hypo Real Estate Holding AG	6,570	398,092
Infineon Technologies AG (c)	38,071	423,332
IVG Immobilen AG	3,305	99,646
Linde AG (a)	3,930	302,410
MAN AG (a)	5,741	414,383
Merck KGaA (a)	2,490	226,113
Metro AG (a)	6,117	346,157
Münchener Rückversicherungs-Gesellschaft AG	9,063	1,235,606
Puma AG	499	193,554
Rheinmetall AG (a)	1,694	117,937
RWE AG	19,893	1,651,480
Salzgitter AG	1,910	161,520
SAP AG (a)	9,924	2,090,145
Siemens AG	37,781	3,286,245
SolarWorld AG (a)	1,720	107,522
ThyssenKrupp AG	17,414	594,458
TUI AG (a)	10,215	202,059
Volkswagen AG (a)	7,827	547,700
Wincor Nixdorf AG	730	93,178

		33,377,389

Gibraltar—0.0%
PartyGaming, Plc.	46,202	98,560

Greece—0.6%
Alpha Bank A.E.	19,896	494,195
Coca-Cola Hellenic Bottling Co. S.A.	5,100	152,440
Commercial Bank of Greece	4,328	149,459
COSMOTE Mobile Telecommunications S.A.	9,090	204,581
EFG Eurobank Ergasias S.A.	12,660	349,923
Hellenic Telecommunications Organization S.A.	15,910	348,973
National Bank of Greece S.A.	12,345	485,345
OPAP S.A.	10,390	376,049
Piraeus Bank S.A.	10,312	244,405
Public Power Corp.	4,890	115,664
Titan Cement Co. S.A.	3,060	143,489

		3,064,523

Hong Kong—1.3%
Bank of East Asia, Ltd.	79,200	325,998
BOC Hong Kong Holdings, Ltd. (a)	173,500	339,473
Cheung Kong Holdings, Ltd.	73,000	791,140
CLP Holdings, Ltd.	87,100	509,637
Hang Lung Properties, Ltd.	85,000	154,222
Hang Seng Bank, Ltd. (a)	37,200	472,487
Henderson Land Development Co. (a)	40,000	206,962
Hong Kong & China Gas Co., Ltd. (a)	183,046	402,527
Hong Kong Exchanges & Clearing, Ltd. (a)	56,000	160,080
HongKong Electric Holdings (a)	72,500	327,593
Hutchison Whampoa, Ltd. (a)	98,000	895,462
MTR Corp. (a)	84,000	203,791

Security Description	Shares	Value*

Hong Kong—(Continued)
New World Development Co., Ltd. (a)	136,000	$223,070
PCCW, Ltd. (a)	249,340	179,163
Sino Land Co. (a)	80,000	127,652
Sun Hung Kai Properties, Ltd.	65,000	662,580
Swire Pacific, Ltd.	45,500	468,714
Television Broadcasts, Ltd.	19,000	117,456
The Link	115,641	231,432
The Wharf Holdings, Ltd. (a)	59,000	210,177

		7,009,616

Ireland—0.8%
Allied Irish Banks, Plc.	39,961	964,113
Bank of Ireland	46,480	831,766
C&C Group	14,200	123,284
CRH, Plc.	24,654	800,235
DCC, Plc.	5,274	126,778
Depfa Bank, Plc.	14,333	237,525
Elan Corp., Plc.	18,987	316,418
Iaws Group A	4,977	87,723
Irish Life & Permanent, Plc.	15,000	356,246
Kerry Group, Plc.	6,210	133,397
Kingspan Group	10,074	175,826

		4,153,311

Italy—3.6%
Alleanza Assicurazioni S.p.A. (a)	19,805	224,167
Assicuraziono Generali S.p.A. (a)	42,422	1,542,219
Autostrade S.p.A. (a)	13,205	370,682
Banca Intesa S.p.A. (a)	170,414	996,675
Banca Intesa S.p.A.- RNC	37,628	204,036
Banca Monte dei Paschi di Siena S.p.A.	59,270	355,648
Banca Popolare di Milano S.p.A.	21,594	274,670
Banche Popolari Unite S.c.ar.l. (a)	16,379	423,104
Banco Popolare di Verona e Novara S.c.ar.l.	18,247	488,203
Capitalia S.p.A.	81,151	664,471
Enel S.p.A. (a)	193,020	1,661,190
Eni S.p.A.	116,834	3,435,692
FIAT S.p.A. (a)	24,790	329,236
Finmeccanica S.p.A. (a)	12,746	282,912
Fondiaria-Sai S.p.A.	3,566	145,448
Italcementi S.p.A. (a)	3,545	89,508
Lottomatica S.p.A. (c)	2,921	110,802
Luxottica Group S.p.A. (a)	7,313	198,155
Mediaset S.p.A. (a)	34,780	409,500
Mediobanca S.p.A. (a)	23,327	456,025
Mediolanum S.p.A. (a)	8,934	62,602
Pirelli & Co. S.p.A.	110,803	96,303
San Paolo IMI S.p.A. (a)	50,438	890,595
Seat Pagine Gialle S.p.A. (a)	174,380	81,017
Snam Rete Gas S.p.A. (a)	41,749	183,380
T.E.R.N.A (a)	52,360	139,478
Telecom Italia S.p.A. (a)	482,246	1,341,096
Telecom Italia S.p.A.-RNC	261,869	675,725
UniCredito Italiano S.p.A.	349,394	2,728,980

		18,861,519

*See accompanying notes to financial statements.

MSF-282

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—23.7%
Access Co., Ltd. (a)	11	$78,653
Acom Co., Ltd.	3,130	169,827
Advantest Corp. (a)	3,700	379,100
AEON Co., Ltd.	26,500	583,790
Aeon Credit Service Co., Ltd.	5,400	131,904
Aiful Corp.	3,750	200,048
Aisin Seiki Co., Ltd.	8,500	253,993
Ajinomoto Co., Inc.	28,000	310,760
All Nippon Airways Co., Ltd.	32,000	123,079
Alps Electric Co., Ltd. (a)	8,000	100,464
Amada Co., Ltd.	21,000	220,113
Aoyama Trading Co., Ltd.	2,600	81,689
Asahi Breweries, Ltd. (a)	18,500	259,830
Asahi Glass Co., Ltd. (a)	47,000	597,787
Asahi Kasei Corp.	62,000	406,722
Asics Corp. (a)	9,000	91,742
Astellas Pharma, Inc.	24,700	909,795
Bank of Kyoto (a)	12,000	129,993
Benesse Corp.	3,900	134,431
Bridgestone Corp. (a)	30,000	581,402
Canon, Inc. (a)	47,850	2,342,905
Casio Computer Co., Ltd. (a)	9,800	188,121
Central Japan Railway Co.	72	719,036
Chiyoda Corp. (a)	7,000	144,237
Chubu Electric Power Co., Inc. (a)	28,500	769,762
Chugai Pharmaceutical Co., Ltd. (a)	12,900	264,197
Citizen Watch Co., Ltd. (a)	21,100	190,529
Credit Saison Co., Ltd.	8,200	390,286
CSK Corp. (a)	4,000	182,113
Dai Nippon Printing Co., Ltd	31,000	481,141
Daicel Chemical Industries, Ltd.	14,000	114,996
Daido Steel Co.	17,000	133,236
Daiichi Sankyo	33,200	913,989
Daikin Industries, Ltd. (a)	10,300	358,678
Daimaru, Inc.	11,000	146,306
Dainippon Ink & Chemicals, Inc. (a)	41,000	154,534
Dainippon Screen Manufacturing Co., Ltd.	9,000	82,331
Daito Trust Construction Co., Ltd.	3,400	189,250
Daiwa House Industry Co., Ltd.	25,000	402,208
Daiwa Securities Group, Inc. (a)	56,000	672,630
Denki Kagaku Kogyo K.K.	23,000	96,159
Denso Corp.	24,700	811,786
Dentsu, Inc. (a)	80	221,839
Dowa Mining Co., Ltd. (a)	16,000	142,542
E Trade Securities (a)	66	88,066
East Japan Railway Co.	150	1,118,790
EBARA Corp. (a)	20,000	85,676
Eisai Co., Ltd.	11,200	504,091
Electric Power Development Co., Ltd.	7,200	275,181
Elpida Memory, Inc. (a)	3,100	117,432
FamilyMart Co., Ltd.	2,300	66,312
Fanuc, Ltd.	8,000	722,775
Fast Retailing Co., Ltd.	2,400	195,643
Fuji Electric Holdings Co., Ltd.	24,000	126,333
Fuji Photo Film Co., Ltd.	22,400	753,778
Fujikura, Ltd. (a)	15,000	166,700
Fujitsu, Ltd.	81,000	631,175

Security Description	Shares	Value*

Japan—(Continued)
Hakuhodo Dy Holdings (a)	1,200	$88,276
Hanshin Electric Railway Co., Ltd. (a)	11,000	78,401
Haseko Corp. (a)	38,000	129,917
Hirose Electric Co., Ltd.	1,700	206,200
Hitachi Chemical Co., Ltd.	4,300	112,621
Hitachi Construction Machinary, Ltd.	5,000	121,324
Hitachi High-Technologies Corp.	3,300	100,981
Hitachi, Ltd.	152,000	1,006,514
Hokkaido Electric Power Co., Inc.	10,800	256,330
Hokugin Financial Group, Inc.	60,000	252,179
Honda Motor Co., Ltd.	71,000	2,246,520
Hoya Corp.	19,000	679,980
Ibiden Co. (a)	6,000	288,766
INPEX Holdings, Inc.	39	343,554
Isetan Co., Ltd.	10,300	175,324
Ishikawajima-Harima Heavy Industries Co., Ltd. (a)	46,000	145,942
ITO EN, Ltd. (a)	3,000	110,176
Itochu Corp.	74,000	654,166
JAFCO Co., Ltd. (a)	1,300	78,547
Japan Airlines System Corp. (a)	39,000	97,870
Japan Real Estate Investment Corp. (REIT) (a)	14	124,980
Japan Retail Fund Investment Corp. (REIT) (a)	18	141,793
Japan Tobacco, Inc.	217	790,507
JFE Holding, Inc. (a)	24,700	1,050,235
JGC Corp. (a)	10,000	173,330
JS Group Corp.	12,300	258,232
JSR Corp.	8,400	213,415
JTEKT Corp.	8,900	172,836
Kajima Corp. (a)	39,000	179,994
Kamigumi Co., Ltd.	10,000	76,089
Kaneka Corp.	16,000	146,069
Kansai Paint Co. (a)	12,000	96,125
Kao Corp.	23,000	604,081
Kawasaki Heavy Industries, Ltd. (a)	53,000	179,513
Kawasaki Kisen Kaisha, Ltd. (a)	32,000	185,848
KDDI Corp.	108	667,158
Keihin Electric Express Railway Co., Ltd. (a)	20,000	142,035
Keio Electric Railway Co., Ltd.	26,000	168,545
Keyence Corp.	1,700	435,226
Kikkoman Corp. (a)	8,000	100,074
Kintetsu Corp. (a)	80,120	267,598
Kirin Brewery Co., Ltd. (a)	34,000	534,636
Kobe Steel, Ltd.	130,000	409,095
KOMATSU, Ltd.	42,000	842,331
Konami Corp. (a)	6,500	143,516
Konica Minolta Holdings, Inc.	20,500	260,348
Kubota Corp.	48,000	456,546
Kuraray Co., Ltd.	19,000	213,502
Kurita Water Industries, Ltd.	5,500	113,067
Kyocera Corp.	7,100	552,449
Kyowa Hakko Kogyo Co., Ltd.	16,000	108,173
Kyushu Electric Power Co., Inc.	16,600	386,769
Lawson, Inc.	2,400	87,668
Leopalace21 Corp.	6,600	227,375
Makita Corp. (a)	4,500	142,212
Marubeni Corp.	69,000	370,293
Marui Co., Ltd.	14,000	218,980

*See accompanying notes to financial statements.

MSF-283

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Matsushita Electric Industrial Co., Ltd.	88,000	$1,864,167
Matsushita Electric Works, Ltd. (a)	19,000	211,910
Mediceo Paltac Holdings Co., Ltd. (a)	6,400	114,830
Meiji Dairies Corp. (a)	13,000	90,725
Millea Holdings, Inc.	66	1,236,105
Mineba Co., Ltd.	18,000	98,681
Mitsubishi Chemical Holdings (a)	53,500	334,357
Mitsubishi Corp.	60,700	1,220,808
Mitsubishi Electric Corp.	86,000	692,966
Mitsubishi Estate Co., Ltd.	51,000	1,091,185
Mitsubishi Gas & Chemical Co., Inc.	18,000	207,762
Mitsubishi Heavy Industries, Ltd.	148,000	642,583
Mitsubishi Logistics Corp. (a)	6,000	93,907
Mitsubishi Materials Corp. (a)	52,000	223,228
Mitsubishi Rayon Co., Ltd.	23,000	188,493
Mitsubishi Securities	14,000	181,912
Mitsubishi UFJ Financial Group, Inc.	389	5,433,373
Mitsui & Co., Ltd.	68,000	966,371
Mitsui Chemicals, Inc.	29,000	190,231
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	32,000	98,131
Mitsui Fudosan Co., Ltd.	38,000	830,735
Mitsui Mining & Smelting Co., Ltd.	30,000	178,236
Mitsui OSK Lines, Ltd.	47,000	320,977
Mitsui Sumitomo Insurance Co., Ltd.	53,000	664,596
Mitsui Trust Holdings, Inc.	24,000	290,202
Mitsukoshi, Ltd. (a)	18,000	82,608
Mizuho Financial Group, Inc.	431	3,669,078
Murata Manufacturing Co., Ltd.	8,900	582,049
Namco Bandai Holdings	9,800	149,342
NEC Corp.	93,000	498,826
NGK Insulators, Ltd. (a)	13,000	152,847
NGK Spark Plug Co., Ltd.	8,000	160,827
NHK Spring Co., Ltd. (a)	8,000	92,509
Nidec Corp. (a)	4,600	331,623
Nikko Cordial Corp. (a)	38,000	489,565
Nikon Corp. (a)	14,000	246,161
Nintendo Co., Ltd.	4,400	741,561
Nippon Building Fund, Inc. (REIT)	21	203,792
Nippon Electronic, Inc.	9,000	181,535
Nippon Express Co., Ltd. (a)	38,000	206,011
Nippon Meat Packers, Inc. (a)	11,000	127,935
Nippon Mining Holdings, Inc.	36,000	304,845
Nippon Oil Corp.	57,000	418,382
Nippon Sheet Glass Co., Ltd. (a)	24,000	134,087
Nippon Steel Corp.	289,000	1,096,970
Nippon Telephone & Telegraph Corp.	236	1,157,184
Nippon Unipac Holding	49	201,064
Nippon Yusen Kabushiki Kaisha (a)	45,000	293,455
Nissan Chemical Industries, Ltd. (a)	8,000	100,395
Nissan Motor Co., Ltd.	102,400	1,126,231
Nisshin Seifun Group, Inc.	13,000	144,924
Nisshin Steel Co., Ltd. (a)	54,000	174,667
Nisshinbo Industries, Inc.	8,000	87,919
Nissin Food Products Co., Ltd.	5,000	176,599
Nitori Co., Ltd.	1,850	89,959
Nitto Denko Corp.	7,800	556,825
NOK Corp. (a)	6,100	177,759

Security Description	Shares	Value*

Japan—(Continued)
Nomura Holdings, Inc. (a)	79,700	$1,500,680
Nomura Research Institute, Ltd.	900	111,261
NSK, Ltd.	18,000	150,176
NTN Corp. (a)	20,000	158,926
NTT Data Corp. (a)	62	269,405
NTT DoCoMo, Inc.	843	1,237,816
NTT Urban Development Corp. (a)	12	94,052
Obayashi Corp. (a)	28,000	192,462
Odakyu Electric Railway Co., Ltd. (a)	27,000	174,579
OJI Paper Co., Ltd.	39,000	222,738
Okuma Holdings, Inc.	8,000	91,011
Olympus Corp. (a)	12,000	322,107
Omron Corp.	10,600	270,488
Onward Kashiyama Co., Ltd.	9,000	138,674
Oriental Land Co., Ltd. (a)	2,600	146,644
ORIX Corp.	3,970	969,716
Osaka Gas Co., Ltd.	105,000	338,702
Otsuka Corp.	800	90,164
Pioneer Corp. (a)	6,600	106,610
Promise Co., Ltd.	3,750	218,188
Rakuten, Inc. (a)	301	179,975
Resona Holdings, Inc. (a)	200	635,014
Ricoh Co., Ltd.	30,000	591,918
Rohm Co., Ltd.	4,700	422,481
Ryohin Keikaku Co., Ltd.	1,200	98,874
Sankyo Co., Ltd.	2,800	178,648
Santen Pharm Co.	3,600	85,749
Sanyo Electric Co., Ltd. (a)	70,000	148,064
Sapporo Hokuyo Holdings, Inc.	15	158,010
SBI Holdings, Inc. (a)	356	156,959
Secom Co., Ltd.	10,500	498,714
Sega Sammy Holdings, Inc.	8,600	318,438
Seiko Epson Corp. (a)	6,700	182,534
Sekisui Chemical Co., Ltd.	20,000	173,622
Sekisui House, Ltd.	24,000	331,035
Seven & I Holdings Co., Ltd.	36,500	1,208,518
Sharp Corp.	45,000	715,253
Shimamura Co., Ltd. (a)	900	98,558
Shimano, Inc. (a)	4,600	141,141
Shimizu Corp.	29,000	163,290
Shin-Etsu Chemical Co., Ltd.	18,400	1,006,201
Shinko Electric Industries Co., Ltd.	3,600	103,994
Shinko Securities	24,000	102,223
Shinsei Bank, Ltd.	63,000	400,748
Shionogi & Co., Ltd.	15,000	267,236
Shiseido Co., Ltd. (a)	16,000	315,303
Showa Denko K.K. (a)	52,000	231,119
Showa Shell Sekiyu K.K. (a)	9,900	116,533
SMC Corp.	2,600	369,099
Softbank Corp. (a)	32,900	734,769
Sojitz Corp.	16,800	66,756
Sompo Japan Insurance, Inc.	41,000	576,536
Sony Corp. (a)	45,100	1,990,202
Stanley Electric Co., Ltd.	9,200	189,966
Sumco Corp. (a)	2,300	131,897
Sumitomo Chemical Co., Ltd.	68,000	569,990
Sumitomo Corp.	47,000	623,534

*See accompanying notes to financial statements.

MSF-284

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sumitomo Electric Industries, Ltd.	35,700	$525,959
Sumitomo Heavy Industries, Ltd.	25,000	232,731
Sumitomo Metal Industries, Ltd.	186,000	771,104
Sumitomo Metal Mining Co., Ltd.	27,000	355,039
Sumitomo Mitsui Financial Group, Inc. (a)	266	2,826,506
Sumitomo Realty & Development Co., Ltd. (a)	19,000	471,264
Sumitomo Rubber (a)	8,000	88,544
Suzuken Co., Ltd.	3,500	138,844
T&D Holdings, Inc.	10,400	846,353
Taiheiyo Cement Corp. (a)	42,000	155,806
Taisei Corp.	39,000	143,178
Taisho Pharmaceutical Co., Ltd. (a)	8,000	156,947
Taiyo Nippon Sanso Corp. (a)	14,000	111,006
Takashimaya Co., Ltd. (a)	12,000	151,376
Takeda Pharmaceutical Co., Ltd.	40,000	2,496,760
Takefuji Corp.	5,820	348,069
Tanabe Seiyaku Co.	11,000	135,672
TDK Corp.	5,800	439,614
Teijin, Ltd.	36,000	229,712
Terumo Corp.	8,100	269,865
The 77 Bank, Ltd.	16,000	111,369
The Bank of Fukuoka, Ltd.	23,000	175,994
The Bank of Yokohama, Ltd.	54,000	420,235
The Chiba Bank, Ltd.	37,000	347,680
The Furukawa Electric Co., Ltd.	30,000	195,497
The Gunma Bank, Ltd.	21,000	156,678
The Japan Steel Works, Ltd. (a)	17,000	116,623
The Joyo Bank, Ltd.	32,000	193,919
The Kansai Electric Power Co., Inc.	35,300	789,848
The Nishi-Nippon Bank, Ltd.	22,000	105,798
The Shizuoka Bank, Ltd. (a)	27,000	292,759
The Sumitomo Trust & Banking Co., Ltd.	56,000	616,163
The Suruga Bank, Ltd. (a)	13,000	176,307
The Tokyo Electric Power, Ltd.	52,000	1,435,642
THK Co., Ltd. (a)	6,000	179,876
Tobu Railway Co., Ltd. (a)	38,000	181,061
Toho Co., Ltd. (a)	8,000	160,621
Tohoku Electric Power Co., Inc.	20,300	446,544
Tokuyama Corp. (a)	10,000	149,853
Tokyo Electron, Ltd.	7,700	541,613
Tokyo Gas Co., Ltd. (a)	101,000	478,037
Tokyo Seimitsu Co.	1,800	93,127
Tokyo Steel Manufacturing Co., Ltd.	5,400	118,568
Tokyo Tatemono Co.	11,000	118,679
Tokyu Corp.	47,000	275,915
Tokyu Land Corp. (a)	23,000	178,801
TonenGeneral Sekiyu K.K. (a)	12,000	123,730
Toppan Printing Co., Ltd.	25,000	282,125
Toray Industries, Inc.	58,000	506,692
Toshiba Corp. (a)	128,000	840,887
Tosoh Corp.	27,000	108,111
Toto, Ltd. (a)	12,000	114,856
Toyo Seikan Kaisha, Ltd. (a)	8,000	145,516
Toyobo Co., Ltd. (a)	27,000	76,796
Toyota Industries Corp.	9,800	389,134
Toyota Motor Corp.	129,400	6,777,450

Security Description	Shares	Value*

Japan—(Continued)
Toyota Tsusho Corp. (a)	9,000	$217,336
Trend Micro, Inc. (a)	4,000	135,602
Ube Industries, Ltd.	39,000	113,481
Uni-Charm Corp.	2,400	133,087
UNY Co., Ltd.	11,000	162,929
Ushio, Inc. (a)	7,000	148,391
USS Co., Ltd.	1,300	86,162
West Japan Railway Co.	77	320,439
Yahoo! Japan Corp. (a)	672	355,500
Yakult Honsha Co., Ltd. (a)	7,000	190,861
Yamada Denki Co., Ltd.	3,500	356,576
Yamaha Corp. (a)	8,100	151,993
Yamaha Motor Co., Ltd. (a)	10,200	266,732
Yamato Holdings Co., Ltd.	17,000	302,629
Yaskawa Electric Corp. (a)	10,000	116,949
Yokogawa Electric Corp. (a)	8,100	116,234
Zeon Corp.	8,000	95,737

		123,422,912

Luxembourg—0.3%
Arcelor S.A.	24,248	1,170,099
Stolt Offshore Co.	9,600	146,511

		1,316,610

Netherlands—3.4%
ABN AMRO Holdings NV	80,082	2,186,897
Aegon NV	64,660	1,103,402
Akzo Nobel NV (a)	12,776	689,358
ASML Holding NV (c)	21,896	442,609
Corio NV	2,452	152,363
DSM NV	6,294	261,810
Euronext NV	4,024	376,095
European Aeronautic Defense & Space Co.	14,622	418,726
Fugro NV	2,795	120,464
Hagemeyer NV (a)	22,992	105,890
Heineken NV	10,728	454,371
ING Groep NV	83,957	3,293,217
James Hardie Industries NV	27,250	156,086
Koninklijke Ahold NV	70,215	608,440
Koninklijke KPN NV	84,260	945,978
Koninklijke Numico NV	8,481	380,228
Koninklijke Philips Electronics NV	55,952	1,748,762
Qiagen NV	4,617	62,289
Randstad Holding NV	1,866	109,422
Reed Elsevier NV	30,654	460,505
Rodamco Europe NV	2,482	242,996
SBM Offshore NV	7,684	204,670
STMicroelectronics NV	29,883	480,038
TNT NV	18,198	651,288
Unilever NV (a)	76,923	1,742,352
Vedior NV	6,643	139,531
Wereldhave NV	1,209	117,522
Wolters Kluwer NV	14,000	330,289

		17,985,598

*See accompanying notes to financial statements.

MSF-285

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

New Zealand—0.1%
Fletcher Building, Ltd.	57,403	$320,771
Telecom Corp. of New Zealand, Ltd. (a)	157,163	387,950

		708,721

Norway—0.8%
Aker Kvaerner ASA	1,620	152,351
DnB NOR ASA	32,130	398,474
Norsk Hydro ASA (a)	33,000	880,124
Norske Skogindustrier ASA (a)	9,200	135,246
Orkla ASA (a)	10,150	469,774
Petrojari ASA	3,340	22,007
Petroleum Geo-Services ASA (a)	3,340	188,614
Prosafe ASA (a)	1,950	119,239
SeaDrill, Ltd.	11,400	150,696
Statoil ASA (a)	30,500	866,384
Storebrand ASA (a)	11,400	117,521
Telenor ASA	40,300	486,964
TGS Nopec Geophysical Co. ASA	6,640	117,082
Yara International ASA (a)	10,000	133,155

		4,237,631

Portugal—0.3%
Banco BPI S.A.	19,546	148,372
Banco Comercial Portugues S.A. (a)	108,547	307,869
Banco Espirito Santo S.A. (a)	9,261	124,775
Brisa-Auto Estradas de Portugal S.A. (a)	19,503	203,384
Energias de Portugal S.A. (a)	93,497	366,779
Portugal Telecom, SGPS, S.A.	36,975	446,039

		1,597,218

Singapore—0.8%
Capitaland, Ltd.	93,000	265,474
City Developments, Ltd.	28,000	165,277
DBS Group Holdings, Inc.	59,978	685,552
Fraser & Neave, Ltd.	82,000	207,418
Keppel Corp., Ltd.	29,000	269,622
Overseas Chinese Bank	122,880	511,533
Singapore Airlines, Ltd.	34,000	272,257
Singapore Exchange, Ltd. (a)	57,000	126,041
Singapore Press Holdings, Ltd.	93,250	242,758
Singapore Technologies Engineering, Ltd.	79,000	144,257
Singapore Telecommunications, Ltd.	376,650	604,313
United Overseas Bank, Ltd.	55,392	546,002
Venture Corp., Ltd. (a)	19,000	126,820

		4,167,324

Spain—3.7%
Abertis Infraestructuras S.A. (a)	9,909	231,804
Acciona S.A.	1,601	248,129
Acerinox S.A. (a)	7,712	133,551
ACS, Actividades de Construccion & Servicios S.A.	10,808	450,100
Altadis S.A.	12,473	588,781
Antena 3 TV (a)	3,400	77,505
Banco Bilbao Vizcaya Argentaria S.A.	152,518	3,141,024

Security Description	Shares	Value*

Spain—(Continued)
Banco Popular Espanol S.A. (a)	37,649	$560,257
Banco Santander Central Hispano S.A.	266,973	3,904,590
Cintra Conces, Plc. (a)	8,063	105,363
Corporacion Mapfre S.A.	4,847	89,314
Endesa S.A. (a)	42,491	1,477,249
Fadesa Inmobiliar S.A.	2,699	92,392
Fomento de Construcciones & Contratas S.A.	1,824	138,426
Gamesa Corporacion Tecnologica S.A. (a)	8,235	176,472
Gas Natural SDG S.A. (a)	7,655	233,330
Grupo Ferrovial S.A. (a)	3,394	258,640
Iberdrola S.A. (a)	37,378	1,285,582
Indra Sistemas S.A. (a)	7,404	145,060
Industria de Diseno Textil S.A.	9,525	401,382
Inmobilia Colonial	1,359	107,910
Metrovacesa S.A. (a)	2,474	223,131
Repsol YPF S.A. (a)	42,166	1,188,410
Sacyr Vallehermoso S.A. (a)	6,221	207,496
Telefonica Publica de Informacion S.A. (a)	8,660	93,789
Telefonica S.A.	200,626	3,335,523
Union Fenosa S.A. (a)	6,470	250,103

		19,145,313

Sweden—2.3%
Alfa Laval AB (a)	4,300	128,633
Assa Abloy AB (Series B) (a)	15,700	263,711
Atlas Copco AB (Series A) (a)	16,100	446,987
Atlas Copco AB (Series B)	10,200	264,778
Boliden AB (c)	14,600	267,245
Capio AB	5,800	103,729
Electrolux AB (a)	13,400	193,077
Eniro AB (a)	10,300	108,162
Getinge AB (Class B) (a)	9,500	161,547
Hennes & Mauritz AB (Series B) (a)	22,550	872,052
Holmen AB (Series B) (a)	2,500	100,861
Husqvarna AB (a)	13,400	161,374
Lundin Petroleum (a)	9,000	108,810
Modern Times Group (a)	2,450	8,380
Modern Times Group AB	2,450	128,428
Nordea Bank AB (a)	97,162	1,158,275
Sandvik AB (a)	46,750	543,510
Scania AB (Series B) (a)	4,300	194,945
Securitas AB (a)	16,800	321,158
Skandinaviska Enskilda Banken AB (a)	23,100	548,859
Skanska AB	19,700	302,757
SKF AB (a)	22,600	354,923
Svenska Cellulosa AB (a)	9,100	375,319
Svenska Handelsbanken AB (a)	24,300	624,772
Svenskt Stal AB	9,000	178,703
Swedish Match AB (a)	20,100	323,382
Tele2 AB (a)	18,100	182,474
Telefonaktiebolaget LM Ericsson (Class B)	670,800	2,214,740
TeliaSonera AB	86,764	491,849
Volvo AB	4,500	216,460
Volvo AB (Series B) (a)	10,200	499,277

		11,849,177

*See accompanying notes to financial statements.

MSF-286

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—6.3%
ABB, Ltd.	86,906	$1,127,951
Adecco S.A. (a)	6,735	397,130
Ciba Specialty Chemicals AG (a)	3,545	197,337
Clariant AG	12,901	182,441
Credit Suisse Group	52,948	2,951,725
Geberit AG	184	212,167
Givaudan AG	317	248,789
Holcim, Ltd.	8,646	661,815
Kuehne & Nagel International AG	2,545	184,898
Logitech International S.A.	3,100	119,275
Lonza Group AG	1,509	103,167
Nestle S.A.	18,074	5,659,521
Nobel Biocare Holding AG	1,257	297,481
Novartis AG	104,275	5,628,710
Phonak Holding AG	1,750	108,984
PSP Swiss Property	1,740	89,770
Roche Holding AG	31,475	5,187,758
Serono S.A. (Class B)	303	208,507
SGS S.A.	176	166,657
Straumann Holding AG	318	80,925
Sulzer AG	153	114,266
Swatch Group AG (a)	3,574	124,389
Swatch Group AG (Class B)	1,638	275,747
Swiss Reinsurance Co.	15,312	1,066,562
Swisscom AG	826	271,149
Syngenta AG	4,682	621,610
UBS AG	46,297	5,053,396
Unaxis Holdings AG (a)	272	75,383
Zurich Financial Services AG (a)	6,473	1,413,649

		32,831,159

United Kingdom—23.3%
3i Group, Plc.	25,081	417,744
Aegis Group, Plc.	38,895	93,501
Alliance Unichem, Plc.	9,863	186,231
AMEC, Plc.	19,748	116,379
Amvescap, Plc.	36,666	335,234
Anglo American, Plc.	63,585	2,602,491
ARM Holdings, Plc.	54,960	114,791
Arriva, Plc.	7,903	87,187
Associated British Portfolios Holdings, Plc.	14,900	248,850
AstraZeneca, Plc.	70,967	4,256,797
Aviva, Plc.	105,133	1,486,319
BAA, Plc.	46,286	798,966
BAE Systems, Plc.	144,303	985,440
Balfour Beatty, Plc.	23,744	150,510
Barclays, Plc.	289,388	3,283,858
Barratt Developments, Plc.	11,202	196,004
BBA Group, Plc.	25,670	125,455
Bellway, Plc.	4,518	96,806
Berkeley Group Holdings	4,020	90,008
BG Group, Plc.	159,007	2,127,303
BHP Billiton, Plc.	110,627	2,165,979
BOC Group, Plc.	22,444	656,291
Boots Group, Plc.	20,213	287,466
Bovis Homes Group	5,148	76,379
BP, Plc.	920,418	10,689,400

Security Description	Shares	Value*

United Kingdom—(Continued)
Brambles Industries, Plc.	29,427	$234,029
British Airways, Plc.	21,657	136,954
British America Tobacco, Plc.	71,050	1,787,791
British Land Co., Plc.	24,653	575,049
British Sky Broadcasting, Plc.	49,851	528,282
Brixton, Plc.	11,049	97,794
BT Group, Plc.	377,680	1,672,437
Bunzl, Plc.	17,535	200,260
Burberry Group, Plc.	21,038	166,989
Cable & Wireless, Plc.	102,250	217,218
Cadbury Schweppes, Plc.	92,853	894,138
Capita Group, Plc.	31,881	271,758
Carnival, Plc.	7,379	300,338
Cattles, Plc.	11,534	70,151
Centrica, Plc.	162,561	856,278
Charter, Plc.	7,626	113,750
Close Brothers Group, Plc.	5,056	85,048
Cobham, Plc.	45,040	139,113
Collins Stewart Tullett, Plc.	9,755	136,779
Compass Group, Plc.	100,636	488,118
Cookson Group, Plc.	8,787	85,361
Corus Group, Plc.	44,869	377,958
CSR, Plc.	5,867	136,484
Daily Mail & General Trust, Plc.	11,302	128,129
Diageo, Plc.	129,531	2,176,763
Dixons Group, Plc.	76,665	270,823
Electrocomponents, Plc.	16,808	72,042
EMAP, Plc.	9,884	155,362
EMI Group, Plc.	31,155	174,749
Enterprise Inns, Plc.	16,706	292,595
First Choice Holidays	19,553	82,620
FirstGroup, Plc.	14,542	125,801
Friends Provident, Plc.	71,291	235,380
Gallaher Group	27,537	429,731
George Wimpey, Plc.	20,896	175,253
GKN, Plc.	39,679	199,916
GlaxoSmithKline, Plc.	260,781	7,282,511
Group for Securicor, Inc.	65,041	201,788
GUS, Plc.	40,206	717,638
Hammerson, Plc.	13,769	301,039
Hanson, Plc.	35,035	425,726
Hays, Plc.	70,144	175,137
HBOS, Plc.	171,943	2,986,124
HSBC Holdings, Plc.	505,674	8,930,217
ICAP, Plc.	18,682	171,625
IMI, Plc.	19,184	176,713
Imperial Chemical Industries, Plc.	58,839	394,426
Imperial Tobacco Group, Plc.	32,827	1,012,143
Inchcape, Plc.	18,228	158,852
InterContinental Hotels Group, Plc.	16,117	281,534
International Power, Plc.	73,371	385,549
Intertek Group, Plc.	6,257	81,006
Invensys, Plc.	256,503	91,119
Investec, Plc.	3,068	146,063
Johnson Matthey, Plc.	11,394	279,259
Kelda Group, Plc.	19,060	269,423
Kesa Electricals, Plc.	27,443	146,409

*See accompanying notes to financial statements.

MSF-287

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Kingfisher, Plc.	100,939	$444,752
Ladbrokes, Plc.	25,731	193,674
Land Securities Group, Plc.	20,412	676,391
Legal & General Group, Plc.	280,862	665,182
Liberty International, Plc.	13,045	256,656
Lloyds TSB Group, Plc.	250,996	2,471,716
LogicaCMG, Plc.	51,317	165,278
London Stock Exchange Group, Plc.	8,694	182,988
Man Group, Plc.	13,407	630,707
Marks & Spencer Group, Plc.	72,166	782,691
Meggitt, Plc.	22,314	131,558
Michael Page International, Plc.	15,380	99,701
Misys, Plc.	21,309	84,733
Mitchells & Butlers, Plc.	21,601	205,565
National Express Group, Plc.	5,547	91,100
National Grid, Plc.	119,454	1,291,371
Next, Plc.	10,683	322,061
Old Mutual, Plc.	237,600	716,378
Pearson, Plc.	37,340	507,890
Persimmon, Plc.	11,884	270,843
Provident Financial, Plc.	13,879	157,431
Prudential, Plc.	108,297	1,221,887
Punch Taverns, Plc.	10,117	163,725
Rank Group, Plc.	33,378	122,937
Reckitt Benckiser, Plc.	28,616	1,067,326
Reed Elsevier, Plc.	55,180	556,562
Rentokil Initial, Plc. (a)	76,753	221,450
Resolution, Plc.	8,490	105,002
Reuters Group, Plc.	62,100	441,623
Rexam, Plc.	27,877	271,908
Rio Tinto, Plc.	47,936	2,515,316
Rolls-Royce Group, Plc.	79,318	607,331
Royal & Sun Alliance Insurance Group, Plc.	119,554	299,062
Royal Bank of Scotland Group, Plc.	142,502	4,679,468
Royal Dutch Shell (A Shares)	174,528	5,874,929
Royal Dutch Shell, Plc. (Class B)	123,556	4,320,208
SABMiller, Plc.	40,378	727,006
Sage Group, Ltd.	61,607	262,513
Sainsbury Co.	61,769	381,523
Schroders, Plc.	4,373	81,563
Scottish & Newcastle, Plc.	35,871	337,764
Scottish & Southern Energy, Plc.	38,647	821,873
Scottish Power, Plc.	68,866	742,563
Serco Group, Plc.	26,863	158,987
Severn Trent, Plc. (a)	16,848	364,579
Signet Group, Plc.	90,531	161,372
Slough Estates, Plc.	21,877	246,876
Smith & Nephew, Plc.	43,712	336,273
Smiths Group, Plc.	25,283	416,247
Sportingbet, Plc.	17,454	126,900
Tate & Lyle, Plc.	20,205	226,050
Taylor Woodrow, Plc.	30,813	189,912
Tesco, Plc.	351,860	2,171,480
The Carphone Warehouse, Plc.	18,370	107,680
TI Automotive, Ltd. (b)	11,100	0
Tomkins, Plc.	43,005	228,868

Security Description	Shares	Value*

United Kingdom—(Continued)
Travis Perkins	4,822	$135,035
Trinity Mirror, Plc.	11,804	106,329
Unilever, Plc.	55,243	1,241,044
United Utilities, Plc.	40,354	478,170
UTD Business Media	10,472	125,185
Vodafone Group, Plc.	2,690,750	5,725,015
Whitbread, Plc.	8,636	185,895
William Hill, Plc.	16,542	191,355
Wolseley, Plc.	25,957	571,821
WPP Group, Plc.	51,215	619,226
Xstrata, Plc.	20,513	775,670
Yell Group, Plc.	35,479	335,200

		121,778,305

United States—3.6%
iShares MSCI EAFE Index Fund (a)	283,700	18,551,136
Synthes, Inc. (c)	1,887	226,896

		18,778,032

Total Common Stock (Identified Cost $371,405,840)		514,609,347

Preferred Stock—0.5%

Australia—0.3%
Centro Properties Group	48,752	242,085
CFS Gandel Retail Trust	100,244	138,277
General Property Trust	81,936	264,357
Investa Property Group	66,456	108,015
Macquarie Infrastructure Group	107,767	268,695
Stockland	63,872	333,388

		1,354,817

Germany—0.2%
Henkel KGAA	2,804	320,023
Porsche AG	387	373,321
ProSiebensat.1 Media AG (c)	3,839	95,765
RWE AG	2,334	175,548
Volkswagen AG	4,726	238,373

		1,203,030

Italy—0.0%
Unipol S.p.A.	44,653	129,761

Switzerland—0.0%
Schindler Holdings AG	1,940	100,256

Total Preferred Stock (Identified Cost $2,030,249)		2,787,864

Rights—0.4%

Belgium—0.4%
Fortis S.A.	53,026	1,802,441

*See accompanying notes to financial statements.

MSF-288

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Rights—(Continued)

Security Description	Shares	Value*

Germany—0.0%
Linde AG	3,930	$15,176

Greece—0.0%
National Bank of Greece	12,345	38,989

Portugal—0.0%
Banco Espirito Santo, S.A.	3,846	8,639

Spain—0.0%
Sacyr Vallehermoso S.A.	1,860	2,302

Sweden—0.0%
SSAB Scenskt Stal AB (b)	2,850	1,622

United Kingdom—0.0%
Invensys, Plc.	102,601	7,686

Total Rights (Identified Cost $1,275,773)		1,876,855

Units—0.3%

Australia—0.0%
Macquarie Office Trust	101,599	104,104

Ireland—0.1%
Grafton Group, Plc.	10,061	126,604

Switzerland—0.2%
Compagnie Financière Richemont AG	23,438	1,068,963

Total Units (Identified Cost $742,427)		1,299,671

Short Term Investments—0.2%
Security Description	Face Amount	Value*

United States—0.2%
Federal Home Loan Bank 4.750%, 07/03/06	$1,250,000	$1,249,670

Total Short Term Investments (Identified Cost $1,249,670)		1,249,670

Total Investments100.0% (Identified Cost $376,703,945) (d)		521,823,407
Liabilities in excess of other assets		(42,432)

Total Net Assets—100%		$521,780,975

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $103,116,786 and the collateral received consisted of cash in the amount of $106,525,972.
(b)	Zero Valued Security.
(c)	Non-Income Producing.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $376,703,945 and the composition of unrealized appreciation and depreciation of investment securities was $151,916,200 and $(6,796,738), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(VVPR Strip)—	The VVPR strip is a coupon which, if presented along with the corresponding coupon of the share, allows to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

Ten Largest Industries as of June 30, 2006	Percentage of Total Net Assets
Commercial Banks	17.1%
Oil, Gas & Consumable Fuels	7.7%
Pharmaceuticals	6.6%
Insurance	4.4%
Metals & Mining	4.2%
Mutual Funds	3.6%
Diversified Telecommunication Services	3.4%
Electric Utilities	3.0%
Diversified Financial Services	3.0%
Automobiles	2.9%

*See accompanying notes to financial statements.

MSF-289

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$521,823,407
Cash		22,390
Foreign cash at value		2,327,354
Collateral for securities loaned		106,525,972
Receivable for:
Securities sold		212,867
Fund shares sold		845,682
Accrued interest and dividends		905,697
Foreign taxes		111,638

Total Assets		632,775,007
Liabilities
Payable for:
Fund shares redeemed	$2,745,564
Securities purchased	1,247,447
Withholding taxes	31,670
Return of collateral for securities loaned	106,525,972
Accrued expenses:
Management fees	121,594
Service and distribution fees	43,212
Other expenses	278,573

Total Liabilities		110,994,032

Net Assets		$521,780,975

Net assets consists of:
Capital paid in		$370,146,897
Undistributed net investment income		6,434,396
Accumulated net realized gains		39,151
Unrealized appreciation on investments and foreign currency		145,160,531

Net Assets		$521,780,975

Computation of offering price:
Class A
Net asset value and redemption price per share ($273,920,067 divided by 19,581,772 shares outstanding)		$13.99

Class B
Net asset value and redemption price per share ($174,609,439 divided by 12,656,180 shares outstanding)		$13.80

Class E
Net asset value and redemption price per share ($73,251,469 divided by 5,256,273 shares outstanding)		$13.94

Identified cost of investments		$376,703,945

Identified cost of foreign cash		$2,296,855

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$9,154,765	(a)
Interest		275,500	(b)

		9,430,265
Expenses
Management fees	$752,818
Service and distribution fees—Class B	203,603
Service and distribution fees—Class E	56,619
Directors’ fees and expenses	10,574
Custodian	371,841
Audit and tax services	15,842
Legal	7,502
Printing	76,992
Insurance	3,678
Miscellaneous	3,427

Total expenses	1,502,896
Management fee waivers	(17,566)	1,485,330

Net Investment Income		7,944,935

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	4,730,098
Foreign currency transactions—net	(6,324)	4,723,774

Unrealized appreciation on:
Investments—net	32,819,018
Foreign currency transactions—net	10,570	32,829,588

Net gain		37,553,362

Net Increase in Net Assets From Operations		$45,498,297

(a)	Net of foreign taxes of $884,541.
(b)	Includes income on securities loaned of $244,080.

See accompanying notes to financial statements.

MSF-290

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$7,944,935	$8,270,823
Net realized gain	4,723,774	2,613,590
Unrealized appreciation	32,829,588	42,594,204

Increase in net assets from operations	45,498,297	53,478,617

From Distributions to Shareholders
Net investment income
Class A	(4,873,215)	(3,703,883)
Class B	(2,705,444)	(1,426,756)
Class E	(1,274,235)	(1,116,278)

Total Distributions	(8,852,894)	(6,246,917)

Increase in net assets from capital share transactions	22,947,017	57,766,866

Total increase in net assets	59,592,420	104,998,566

Net Assets
Beginning of the period	462,188,555	357,189,989

End of the period	$521,780,975	$462,188,555

Undistributed Net Investment Income
End of the period	$6,434,396	$7,342,356

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	2,747,817	$38,597,208	4,463,238	$52,400,159
Reinvestments	337,714	4,873,215	331,295	3,703,883
Redemptions	(2,239,054)	(31,155,209)	(4,100,027)	(48,753,325)

Net increase	846,477	$12,315,214	694,506	$7,350,717

Class B
Sales	2,894,745	$39,507,115	6,415,006	$74,509,829
Reinvestments	189,989	2,705,444	129,235	1,426,756
Redemptions	(1,794,288)	(24,498,119)	(1,596,614)	(18,873,166)

Net increase	1,290,446	$17,714,440	4,947,627	$57,063,419

Class E
Sales	315,438	$4,373,885	942,419	$11,121,676
Reinvestments	88,612	1,274,235	100,204	1,116,278
Redemptions	(924,028)	(12,730,757)	(1,601,666)	(18,885,225)

Net decrease	(519,978)	$(7,082,637)	(559,042)	$(6,647,271)

Increase derived from capital share transactions	1,616,945	$22,947,017	5,083,091	$57,766,865

See accompanying notes to financial statements.

MSF-291

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.95		$11.64	$9.80	$7.26	$8.75	$11.22

Income From Investment Operations
Net investment income	0.21		0.25	0.21	0.14	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.08		1.26	1.70	2.54	(1.55)	(2.52)

Total from investment operations	1.29		1.51	1.91	2.68	(1.45)	(2.43)

Less Distributions
Distributions from net investment income	(0.25)		(0.20)	(0.07)	(0.14)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.01)

Total distributions	(0.25)		(0.20)	(0.07)	(0.14)	(0.04)	(0.04)

Net Asset Value, End of Period	$13.99		$12.95	$11.64	$9.80	$7.26	$8.75

Total Return (%)	9.9	(b)	13.2	19.6	37.6	(16.6)	(21.7)
Ratio of operating expenses to average net assets (%)	0.49	(c)	0.51	0.59	0.71	0.73	0.70
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	0.79	0.82
Ratio of net investment income to average net assets (%)	3.27	(c)	2.19	2.01	1.85	1.43	1.00
Portfolio turnover rate (%)	26	(c)	22	38	43	23	9
Net assets, end of period (000)	$273,920		$242,623	$210,034	$176,835	$112,325	$112,775

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$12.76		$11.48	$9.68	$7.18	$8.66	$11.12

Income From Investment Operations
Net investment income	0.20		0.19	0.12	0.11	0.06	0.04
Net realized and unrealized gain (loss) on investments	1.06		1.27	1.74	2.51	(1.50)	(2.46)

Total from investment operations	1.26		1.46	1.86	2.62	(1.44)	(2.42)

Less Distributions
Distributions from net investment income	(0.22)		(0.18)	(0.06)	(0.12)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.01)

Total distributions	(0.22)		(0.18)	(0.06)	(0.12)	(0.04)	(0.04)

Net Asset Value, End of Period	$13.80		$12.76	$11.48	$9.68	$7.18	$8.66

Total Return (%)	9.8	(b)	12.9	19.3	37.2	(16.8)	(21.8	)(b)
Ratio of operating expenses to average net assets (%)	0.74	(c)	0.76	0.84	0.96	0.98	0.95	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	1.04	1.07	(c)
Ratio of net investment income to average net assets (%)	3.04	(c)	1.86	1.60	1.45	1.11	0.46	(c)
Portfolio turnover rate (%)	26	(c)	22	38	43	23	9
Net assets, end of period (000)	$174,609		$145,077	$73,707	$27,933	$9,654	$4,099

(a)	Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-292

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$12.90		$11.59	$9.77	$7.25	$8.74	$10.43

Income From Investment Operations
Net investment income	0.23		0.26	0.19	0.13	0.06	0.00
Net realized and unrealized gain (loss) on investments	1.05		1.23	1.70	2.52	(1.51)	(1.69)

Total from investment operations	1.28		1.49	1.89	2.65	(1.45)	(1.69)

Less Distributions
Distributions from net investment income	(0.24)		(0.18)	(0.07)	(0.13)	(0.04)	0.00

Total distributions	(0.24)		(0.18)	(0.07)	(0.13)	(0.04)	0.00

Net Asset Value, End of Period	$13.94		$12.90	$11.59	$9.77	$7.25	$8.74

Total Return (%)	9.9	(b)	13.0	19.4	37.3	(16.7)	(16.2	)(b)
Ratio of operating expenses to average net assets (%)	0.64	(c)	0.66	0.74	0.86	0.88	0.85	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	0.94	0.97	(c)
Ratio of net investment income to average net assets (%)	3.06	(c)	2.05	1.91	1.42	1.02	0.00	(c)
Portfolio turnover rate (%)	26	(c)	22	38	43	23	9
Net assets, end of period (000)	$73,251		$74,489	$73,449	$54,269	$9,838	$61

(a)	Commencement of operations was January 2, 2001 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-293

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—95.0% of Total Net Assets

Security Description	Shares	Value*

Australia—0.3%
Macquarie Airports	889,601	$2,025,176

Bermuda—0.3%
Everest Re Group, Ltd.	24,300	2,103,651

Canada—1.6%
Husky Energy, Inc.	139,100	8,740,221
Manulife Financial Corp.	129,800	4,117,512

		12,857,733

Cayman Islands—3.2%
ACE, Ltd.	88,300	4,467,097
GlobalSantaFe Corp.	124,400	7,184,100
Transocean, Inc. (a)	120,100	9,646,432
XL Capital, Ltd. (Class A)	60,500	3,708,650

		25,006,279

Denmark—0.3%
Novo Nordisk A/S	31,800	2,021,056

Finland—0.5%
Fortum Oyj	153,600	3,920,603

France—5.7%
Arkema (a) (b)	30,608	1,193,321
JC Decaux S.A. (b)	17,119	450,922
LVMH Moet Hennessy Louis Vuitton S.A.	93,661	9,287,242
NicOx S.A. (a)	15,070	201,802
Sanofi-Aventis (b)	145,062	14,143,197
Société Générale (b)	54,771	8,031,996
Technip S.A.	150,280	8,299,318
Total S.A. (b)	51,528	3,376,469

		44,984,267

Germany—4.3%
Allianz AG	52,682	8,298,245
Bayerische Motoren Werke AG (b)	144,252	7,188,725
SAP AG	40,542	8,533,425
Siemens AG	110,365	9,593,705

		33,614,100

Hong Kong—0.4%
Hutchison Whampoa, Ltd.	314,000	2,869,133

India—2.6%
Hindustan Lever, Ltd.	906,900	4,539,213
ICICI Bank, Ltd. (ADR) (b)	74,100	1,752,465
Infosys Technologies, Ltd.	133,600	9,019,617
Zee Telefilms, Ltd.	1,007,600	5,310,456

		20,621,751

Italy—0.4%
Bulgari S.p.A. (b)	304,400	3,445,137

Security Description	Shares	Value*

Japan—10.9%
Canon, Inc. (b)	59,550	$2,910,940
Chugai Pharmaceutical Co., Ltd. (b)	149,000	3,046,518
Credit Saison Co., Ltd.	93,300	4,433,326
Fanuc, Ltd.	24,600	2,218,846
Hoya Corp.	126,900	4,534,013
JGC Corp. (b)	96,000	1,661,202
Kao Corp.	105,000	2,753,184
KDDI Corp.	1,449	8,936,187
Keyence Corp.	16,000	4,089,450
Kyocera Corp.	28,300	2,198,362
Murata Manufacturing Co., Ltd.	96,300	6,287,450
Nidec Corp. (b)	32,100	2,310,309
Nintendo Co., Ltd.	20,600	3,466,093
Resona Holdings, Inc. (b)	1,139	3,610,403
Shionogi & Co., Ltd. (b)	301,000	5,353,643
Shiseido Co., Ltd. (b)	204,130	4,016,003
Sony Corp.	226,928	9,997,409
Square Enix Co., Ltd. (b)	140,000	2,917,893
Takeda Pharmaceutical Co., Ltd.	64,000	3,988,188
Toyota Motor Corp.	130,100	6,802,806

		85,532,225

Mexico—1.9%
Fomento Economico Mexicano S.A. de C.V.	549,400	4,623,924
Grupo Modelo S.A. de C.V.	755,000	2,899,576
Grupo Televisa S.A. (ADR)	371,700	7,177,527

		14,701,027

Netherlands—2.1%
European Aeronautic Defense & Space Co.	284,367	8,138,239
Koninklijke Philips Electronics NV	265,808	8,302,555

		16,440,794

Norway—0.3%
Tandberg ASA (b)	250,200	2,065,827

Panama—1.2%
Carnival Corp.	226,700	9,462,458

Singapore—0.1%
Singapore Press Holdings, Ltd.	383,000	995,709

South Korea—2.4%
Hyundai Heavy Industries Co., Ltd.	36,328	4,081,102
Samsung Electronics Co., Ltd.	11,829	7,549,012
SK Telecom Co., Ltd. (ADR)	301,300	7,056,446

		18,686,560

Spain—0.8%
Industria de Diseno Textil S.A.	148,700	6,262,279

Sweden—5.2%
Hennes & Mauritz AB (Series B) (b)	326,900	12,621,960
Investor AB	160,686	2,932,229
Telefonaktiebolaget LM Ericsson (Class B)	7,760,600	25,582,389

		41,136,578

*See accompanying notes to financial statements.

MSF-294

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—3.1%
Credit Suisse Group	162,100	$9,037,796
Novartis AG	76,771	4,144,566
Roche Holding AG	59,404	9,792,258
Syngenta AG	10,689	1,419,309

		24,393,929

Taiwan—1.2%
MediaTek, Inc.	501,000	4,635,227
Taiwan Semiconductor Manufacturing Co., Ltd.	2,458,685	4,427,607

		9,062,834

United Kingdom—12.5%
3i Group, Plc.	216,775	3,609,000
BP, Plc. (ADR)	99,100	6,898,351
Burberry Group, Plc.	297,843	2,363,099
Cadbury Schweppes, Plc.	782,081	7,527,873
Diageo, Plc.	249,858	4,197,036
GUS, Plc.	133,133	2,375,266
HSBC Holdings, Plc.	456,492	7,991,071
Pearson, Plc.	246,782	3,355,222
Prudential, Plc.	575,732	6,493,024
Reckitt Benckiser, Plc.	348,878	13,006,900
Royal Bank of Scotland Group, Plc.	353,535	11,604,329
RT Group, Plc. (c) (d)	282,264	0
Smith & Nephew, Plc.	433,728	3,335,189
Tesco, Plc.	865,320	5,337,953
Vodafone Group, Plc.	8,075,722	17,174,999
WPP Group, Plc.	211,865	2,560,492

		97,829,804

United States—33.7%
3M Co.	101,900	8,230,463
Adobe Systems, Inc. (a)	216,000	6,557,760
Advanced Micro Devices, Inc. (a)	439,500	10,732,590
Affymetrix, Inc. (b)	74,500	1,907,200
Altera Corp. (a)	232,200	4,075,110
Amgen, Inc. (a)	87,000	5,675,010
AtheroGenics, Inc. (a) (b)	127,600	1,665,180
Automatic Data Processing, Inc.	184,400	8,362,540
Avon Products, Inc.	111,900	3,468,900
Berkshire Hathaway, Inc. (Class B) (a)	1,550	4,716,650
Biomet, Inc.	127,500	3,989,475
Boeing Co.	63,500	5,201,285
Boston Scientific Corp. (a)	338,291	5,696,820
Cendant Corp.	253,000	4,121,370
Chevron Corp.	78,500	4,871,710
Cisco Systems, Inc. (a)	216,300	4,224,339
Coach, Inc. (a)	113,600	3,396,640
Conor Medsystems, Inc. (a) (b)	46,400	1,280,176
Corning, Inc. (a)	342,900	8,294,751
Cree, Inc. (a) (b)	131,800	3,131,568
eBay, Inc. (a)	597,700	17,506,633
Emerson Electric Co.	60,600	5,078,886
Express Scripts, Inc. (a)	41,000	2,941,340
Genentech, Inc. (a)	42,300	3,460,140

Security Description	Shares	Value*

United States—(Continued)
Getty Images, Inc. (a) (b)	26,700	$1,695,717
Gilead Sciences, Inc. (a)	97,600	5,774,016
International Game Technology	146,600	5,562,004
International Rectifier Corp. (a)	94,200	3,681,336
Intuit, Inc. (a)	121,600	7,343,424
Johnson & Johnson	32,400	1,941,408
JPMorgan Chase & Co.	136,400	5,728,800
Juniper Networks, Inc. (a)	340,700	5,447,793
Linear Technology Corp.	48,600	1,627,614
Lockheed Martin Corp.	51,800	3,716,132
Maxim Integrated Products, Inc.	114,700	3,683,017
Medtronic, Inc.	59,000	2,768,280
Microsoft Corp.	525,900	12,253,470
Morgan Stanley	135,800	8,583,918
Nektar Therapeutics (b)	18,300	335,622
Northern Trust Corp.	135,100	7,471,030
Northrop Grumman Corp.	57,900	3,709,074
Novell, Inc. (a)	526,800	3,492,684
Nuvelo, Inc. (a) (b)	57,400	955,710
Qualcomm, Inc.	97,100	3,890,797
Quest Diagnostics, Inc.	67,600	4,050,592
Raytheon Co.	97,100	4,327,747
Sirius Satellite Radio, Inc. (b)	1,664,270	7,905,283
Starbucks Corp. (a)	111,200	4,198,912
The Walt Disney Co.	170,800	5,124,000
Theravance, Inc. (a) (b)	62,200	1,423,136
Tiffany & Co.	79,700	2,631,694
Wal-Mart Stores, Inc.	168,200	8,102,194
Wyeth Pharmaceuticals	70,700	3,139,787
Xilinx, Inc.	103,300	2,339,745
Yahoo!, Inc. (a)	57,700	1,904,100

		263,395,572

Total Common Stock (Identified Cost $742,589,496)		743,434,482

Preferred Stock—2.0%

Brazil—0.9%
Empresa Brasileira de Aeronautica S.A. (ADR)	185,000	6,746,950

Germany—0.5%
Porsche AG	4,454	4,293,883

Mexico—0.6%
Companhia de Bebidas das Americas (ADR)	109,100	4,500,375

Total Preferred Stock (Identified Cost $14,534,482)		15,541,208

*See accompanying notes to financial statements.

MSF-295

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments—2.5%

Security Description	Face Amount	Value*

United States—2.5%
Federal National Mortgage Association 4.908%, 07/05/06	$3,695,000	$3,693,003
State Street Corp. Repurchase Agreement dated 06/30/06 at 3.000% to be repurchased at $15,573,893 on 07/03/06 collateralized by $15,925,000 U.S. Treasury Note 5.125% due 06/30/11 with a value of $15,885,188.	15,570,000	15,570,000

Total Short Term Investments (Identified Cost $19,263,003)		19,263,003

Total Investments—99.5% (Identified Cost $776,386,981) (e)		778,238,693
Other assets less liabilities		4,238,435

Total Net Assets—100%		$782,477,128

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $63,580,175 and the collateral received consisted of cash in the amount of $65,981,080.
(c)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(d)	Zero Valued Security.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $776,386,981 and the composition of unrealized appreciation and depreciation of investment securities was $30,608,402 and $(28,756,690), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2006	Percentage of Total Net Assets
Semiconductors & Semiconductor Equipment	6.6%
Pharmaceuticals	6.5%
Communications Equipment	6.1%
Software	5.3%
Commercial Banks	5.1%
Insurance	4.3%
Wireless Telecommunication Services	4.2%
Media	4.1%
Aerospace & Defense	4.1%
Oil, Gas & Consumable Fuels	3.6%

*See accompanying notes to financial statements.

MSF-296

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$778,238,693
Cash		937
Foreign cash at value		2,636,217
Collateral for securities loaned		65,981,080
Receivable for:
Securities sold		265,651
Fund shares sold		810,681
Accrued interest and dividends		1,403,241
Foreign taxes		100,226

Total Assets		849,436,726
Liabilities
Payable for:
Fund shares redeemed	$355,619
Withholding taxes	82,868
Return of collateral for securities loaned	65,981,080
Accrued expenses:
Management fees	327,057
Service and distribution fees	37,742
Other expenses	175,232

Total Liabilities		66,959,598

Net Assets		$782,477,128

Net assets consists of:
Capital paid in		$768,200,617
Undistributed net investment income		3,507,340
Accumulated net realized gains		8,906,023
Unrealized appreciation on investments and foreign currency		1,863,148

Net Assets		$782,477,128

Computation of offering price:
Class A
Net asset value and redemption price per share ($582,898,425 divided by 39,145,852 shares outstanding)		$14.89

Class B
Net asset value and redemption price per share ($176,822,621 divided by 11,898,017 shares outstanding)		$14.86

Class E
Net asset value and redemption price per share ($22,756,082 divided by 1,532,021 shares outstanding)		$14.85

Identified cost of investments		$776,386,981

Identified cost of foreign cash		$2,626,675

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$5,299,998 (a)
Interest		249,151 (b)

		5,549,149
Expenses
Management fees	$1,245,929
Service and distribution fees—Class B	102,928
Service and distribution fees—Class E	16,846
Directors’ fees and expenses	10,574
Custodian	164,168
Audit and tax services	15,842
Legal	4,579
Printing	80,242
Insurance	2,162
Miscellaneous	2,257

Total Expenses		1,645,527

Net Investment Income		3,903,622

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	8,343,198
Futures contracts—net	(35,824)
Foreign currency transactions—net	697,432	9,004,806

Unrealized appreciation (depreciation) on:
Investments—net	(33,877,754)
Foreign currency transactions—net	2,421	(33,875,333)

Net loss		(24,870,527)

Net Decrease in Net Assets From Operations		$(20,966,905)

(a)	Net of foreign taxes of $517,482.
(b)	Includes income on securities loaned of $84,287.

See accompanying notes to financial statements.

MSF-297

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$3,903,622	$1,974,347
Net realized gain	9,004,806	31,727,129
Unrealized appreciation (depreciation)	(33,875,333)	2,587,913

Increase (decrease) in net assets from operations	(20,966,905)	36,289,389

From Distributions to Shareholders
Net investment income
Class A	(6,101,747)	(1,195,708)
Class B	(1,075,045)	(28,384)
Class E	(559,487)	(72,970)

	(7,736,279)	(1,297,062)

Net realized gain
Class A	(4,715,671)	0
Class B	(926,967)	0
Class E	(454,856)	0

	(6,097,494)	0

Total distributions	(13,833,773)	(1,297,062)

Increase in net assets from capital share transactions	542,776,733	25,378,718

Total increase in net assets	507,976,055	60,371,045

Net Assets
Beginning of the period	274,501,073	214,130,028

End of the period	$782,477,128	$274,501,073

Undistributed Net Investment Income
End of the period	$3,507,340	$7,339,997

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	25,510,611	$402,358,877	2,951,153	$40,627,131
Reinvestments	687,257	10,817,418	93,269	1,195,708
Redemptions	(2,012,414)	(31,098,681)	(2,999,866)	(41,159,654)

Net increase	24,185,454	$382,077,614	44,556	$663,185

Class B
Sales	10,407,180	$163,467,619	1,767,004	$24,687,695
Reinvestments	127,354	2,002,012	2,219	28,384
Redemptions	(482,212)	(7,290,533)	(203,081)	(2,819,690)

Net increase	10,052,322	$158,179,098	1,566,142	$21,896,389

Class E
Sales	291,836	$4,557,593	525,760	$7,300,604
Reinvestments	64,608	1,014,343	5,705	72,970
Redemptions	(197,294)	(3,051,915)	(331,933)	(4,554,430)

Net increase	159,150	$2,520,021	199,532	$2,819,144

Increase derived from capital share transactions	34,396,926	$542,776,733	1,810,230	$25,378,718

See accompanying notes to financial statements.

MSF-298

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$15.11		$13.09	$11.43	$8.98	$10.86	$14.62

Income From Investment Operations
Net investment income	0.05		0.12	0.11	0.14	0.13	0.35
Net realized and unrealized gain (loss) on investments	0.45		1.98	1.74	2.52	(1.84)	(2.55)

Total from investment operations	0.50		2.10	1.85	2.66	(1.71)	(2.20)

Less Distributions
Distributions from net investment income	(0.41)		(0.08)	(0.19)	(0.21)	(0.17)	(0.31)
Distributions from net realized capital gains	(0.31)		0.00	0.00	0.00	0.00	(1.25)

Total distributions	(0.72)		(0.08)	(0.19)	(0.21)	(0.17)	(1.56)

Net Asset Value, End of Period	$14.89		$15.11	$13.09	$11.43	$8.98	$10.86

Total Return (%)	3.0	(b)	16.2	16.4	30.5	(16.0)	(16.1)
Ratio of operating expenses to average net assets (%)	0.67	(c)	0.93	0.81	0.84	0.81	0.80
Ratio of net investment income to average net assets (%)	1.73	(c)	0.87	0.95	1.35	1.27	2.90
Portfolio turnover rate (%)	159	(c)	115	79	65	45	36
Net assets, end of period (000)	$582,898		$226,037	$195,181	$179,334	$143,518	$183,296

	Class B					Class E
	Six months ended June 30, 2006		Year ended December 31,			Six months ended June 30, 2006		Year ended December 31,
			2005	2004(a)				2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$15.06		$13.04	$11.59		$15.06		$13.04	$11.40	$8.96	$10.85	$12.21

Income From Investment Operations
Net investment income	0.18		0.05	0.02		0.08		0.11	0.11	0.13	0.19	0.00
Net realized and unrealized gain (loss) on investments	0.29		2.02	1.43		0.41		1.97	1.71	2.52	(1.91)	(1.36)

Total from investment operations	0.47		2.07	1.45		0.49		2.08	1.82	2.65	(1.72)	(1.36)

Less Distributions
Distributions from net investment income	(0.36)		(0.05)	0.00		(0.39)		(0.06)	(0.18)	(0.21)	(0.17)	0.00
Distributions from net realized capital gains	(0.31)		0.00	0.00		(0.31)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.67)		(0.05)	0.00		(0.70)		(0.06)	(0.18)	(0.21)	(0.17)	0.00

Net Asset Value, End of Period	$14.86		$15.06	$13.04		$14.85		$15.06	$13.04	$11.40	$8.96	$10.85

Total Return (%)	2.9	(b)	16.0	12.5	(b)	2.9	(b)	16.1	16.1	30.4	(16.1)	(11.1	)(b)
Ratio of operating expenses to average net assets (%)	0.92	(c)	1.18	1.06	(c)	0.82	(c)	1.08	0.96	0.99	0.96	0.95	(c)
Ratio of net investment income to average net assets (%)	1.70	(c)	0.53	0.54	(c)	1.26	(c)	0.71	0.81	1.08	1.18	0.95	(c)
Portfolio turnover rate (%)	159	(c)	115	79		159	(c)	115	79	65	45	36
Net assets, end of period (000)	$176,823		$27,790	$3,646		$22,756		$20,674	$15,303	$10,515	$2,870	$47

(a)	Commencement of operations was April 26, 2004 and May 1, 2001 for Classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-299

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—64.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
L-3 Communications Holdings, Inc.	129,100	$9,736,722
Raytheon Co.	217,700	9,702,889

		19,439,611

Air Freight & Logistics—0.5%
Ryder System, Inc.	140,800	8,226,944

Automobiles—0.4%
Harley-Davidson, Inc. (a)	134,700	7,393,683

Beverages—1.1%
PepsiCo, Inc.	211,000	12,668,440
The Pepsi Bottling Group, Inc.	223,200	7,175,880

		19,844,320

Biotechnology—0.3%
Amgen, Inc. (b)	91,900	5,994,637

Capital Markets—2.2%
Lehman Brothers Holdings, Inc.	133,600	8,704,040
State Street Corp.	155,000	9,003,950
The Bear Stearns Co., Inc.	61,900	8,670,952
The Goldman Sachs Group, Inc.	73,400	11,041,562

		37,420,504

Chemicals—1.0%
The Dow Chemical Co.	272,700	10,643,481
The Lubrizol Corp.	155,600	6,200,660

		16,844,141

Commercial Banks—1.3%
KeyCorp.	251,400	8,969,952
U.S. Bancorp	426,200	13,161,056

		22,131,008

Communications Equipment—1.8%
Cisco Systems, Inc. (b)	982,500	19,188,225
Motorola, Inc.	609,900	12,289,485

		31,477,710

Computers & Peripherals—2.0%
Hewlett-Packard Co.	399,500	12,656,160
International Business Machines Corp.	278,000	21,355,960

		34,012,120

Consumer Finance—0.6%
American Express Co.	203,800	10,846,236

Containers & Packaging—0.3%
Temple-Inland, Inc.	135,600	5,813,172

Diversified Financial Services—5.4%
Bank of America Corp.	573,600	27,590,160
CIT Group, Inc.	187,000	9,778,230

Security Description	Shares	Value*

Diversified Financial Services—(Continued)
Citigroup, Inc.	667,500	$32,200,200
JPMorgan Chase & Co.	548,300	23,028,600

		92,597,190

Diversified Telecommunication Services—1.7%
AT&T, Inc.	556,200	15,512,418
Embarq Corp.	17,868	732,409
Verizon Communications, Inc.	368,807	12,351,346

		28,596,173

Electric Utilities—1.3%
FirstEnergy Corp.	151,400	8,207,394
PPL Corp.	416,700	13,459,410

		21,666,804

Electrical Equipment—0.5%
Emerson Electric Co.	102,900	8,624,049

Electronic Equipment & Instruments—0.3%
Vishay Intertechnology, Inc. (b)	360,900	5,676,957

Energy Equipment & Services—1.2%
BJ Services Co.	158,600	5,909,436
Nabors Industries, Ltd. (a) (b)	177,800	6,007,862
Patterson-UTI Energy, Inc.	335,100	9,486,681

		21,403,979

Food & Staples Retailing—0.3%
The Kroger Co. (b)	263,700	5,764,482

Food Products—0.9%
Archer-Daniels-Midland Co.	194,700	8,037,216
General Mills, Inc.	149,600	7,728,336

		15,765,552

Health Care Equipment & Supplies—1.9%
Beckman Coulter, Inc.	127,700	7,093,735
Becton, Dickinson & Co.	122,900	7,512,877
Dade Behring Holdings, Inc.	139,400	5,804,616
Invitrogen Corp. (b)	99,000	6,540,930
Waters Corp. (b)	148,100	6,575,640

		33,527,798

Health Care Providers & Services—1.8%
Aetna, Inc.	221,000	8,824,530
Coventry Health Care, Inc. (b)	177,911	9,774,430
HCA, Inc.	140,900	6,079,835
McKesson Corp.	128,600	6,080,208

		30,759,003

Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	279,900	9,404,640
MGM MIRAGE (b)	145,500	5,936,400

		15,341,040

*See accompanying notes to financial statements.

MSF-300

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—1.1%
Fortune Brands, Inc.	107,900	$7,661,979
Newell Rubbermaid, Inc. (a)	221,600	5,723,928
The Black & Decker Corp.	65,000	5,489,900

		18,875,807

Household Products—0.8%
Colgate-Palmolive Co.	168,800	10,111,120
The Procter & Gamble Co.	81,200	4,514,720

		14,625,840

Industrial Conglomerates—2.9%
Anacomp, Inc. (Class B) (b)	1	10
General Electric Co.	1,351,030	44,529,949
Textron, Inc.	70,100	6,461,818

		50,991,777

Insurance—3.1%
American International Group, Inc.	112,200	6,625,410
Genworth Financial, Inc. (Class A)	195,900	6,825,156
Prudential Financial, Inc.	107,600	8,360,520
The Allstate Corp.	157,300	8,609,029
The Chubb Corp.	170,700	8,517,930
The St. Paul Travelers Cos., Inc.	226,500	10,097,370
W.R. Berkley Corp.	149,675	5,108,408

		54,143,823

Internet Software & Services—0.9%
eBay, Inc. (b)	161,400	4,727,406
Google, Inc. (Class A) (b)	10,100	4,235,233
VeriSign, Inc. (b)	294,800	6,830,516

		15,793,155

IT Services—0.7%
Computer Sciences Corp. (b)	122,800	5,948,432
Sabre Holdings Corp. (Class A) (a)	297,500	6,545,000

		12,493,432

Machinery—1.5%
Caterpillar, Inc.	122,900	9,153,592
Ingersoll-Rand Co., Ltd. (Class A)	163,900	7,011,642
PACCAR, Inc.	112,500	9,267,750

		25,432,984

Media—2.1%
The McGraw-Hill Cos., Inc.	116,700	5,861,841
The Walt Disney Co.	577,400	17,322,000
Time Warner, Inc.	747,714	12,935,452

		36,119,293

Metals & Mining—0.6%
Nucor Corp.	204,300	11,083,275

Multi-Utilities—1.1%
PG&E Corp.	309,200	12,145,376
Sempra Energy	145,200	6,603,696

		18,749,072

Security Description	Shares	Value*

Multiline Retail—1.0%
Dillard’s, Inc. (Class A) (a)	228,300	$7,271,355
J.C. Penney Co., Inc.	141,200	9,532,412

		16,803,767

Oil, Gas & Consumable Fuels—5.1%
Chevron Corp.	371,900	23,080,114
ConocoPhillips	213,000	13,957,890
Devon Energy Corp.	149,600	9,037,336
Exxon Mobil Corp.	409,800	25,141,230
Marathon Oil Corp.	102,600	8,546,580
Valero Energy Corp.	123,300	8,201,916

		87,965,066

Pharmaceuticals—4.1%
Abbott Laboratories	152,200	6,637,442
Johnson & Johnson	96,000	5,752,320
Merck & Co., Inc.	447,100	16,287,853
Pfizer, Inc.	1,088,825	25,554,723
Wyeth Pharmaceuticals	372,100	16,524,961

		70,757,299

Real Estate—0.4%
Simon Property Group, Inc. (REIT)	81,100	6,726,434

Road & Rail—1.2%
Con-way, Inc.	155,000	8,979,150
Union Pacific Corp.	129,500	12,038,320

		21,017,470

Semiconductors & Semiconductor Equipment—1.9%
Advanced Micro Devices, Inc. (b)	149,100	3,641,022
Freescale Semiconductor, Inc. (Class A) (b)	175,250	5,082,250
Freescale Semiconductor, Inc. (Class B) (b)	175,250	5,152,350
Lam Research Corp. (b)	121,400	5,659,668
MEMC Electronic Materials, Inc. (b)	184,100	6,903,750
Texas Instruments, Inc.	182,600	5,530,954

		31,969,994

Software—2.0%
Amdocs, Ltd. (b)	182,700	6,686,820
McAfee, Inc. (b)	260,100	6,312,627
Microsoft Corp.	441,700	10,291,610
Oracle Corp. (b)	823,600	11,933,964

		35,225,021

Specialty Retail—2.2%
American Eagle Outfitters, Inc.	298,700	10,167,748
Barnes & Noble, Inc. (b)	121,720	4,442,780
Limited Brands, Inc.	405,700	10,381,863
The Home Depot, Inc.	346,400	12,397,656

		37,390,047

Textiles, Apparel & Luxury Goods—0.3%
NIKE, Inc. (Class B)	63,500	5,143,500

*See accompanying notes to financial statements.

MSF-301

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—0.7%
Countrywide Financial Corp.	151,900	$5,784,352
Washington Mutual, Inc.	155,000	7,064,900

		12,849,252

Tobacco—1.1%
Altria Group, Inc.	115,700	8,495,851
Reynolds American, Inc. (a)	83,500	9,627,550

		18,123,401

Wireless Telecommunication Services—0.4%
Sprint Nextel Corp.	357,061	7,137,649

Total Common Stock (Identified Cost $1,044,532,359)		1,108,584,471

Fixed Income—38.2%
Security Description	Face Amount	Value*

Aerospace & Defense—0.0%
L-3 Communications Holdings, Inc. 6.375%, 10/15/15	$75,000	71,625
United Technologies Corp. 8.875%, 11/15/19	250,000	312,532

		384,157

Asset Backed—6.0%
Ares VIII CLO, Ltd. (144A) 7.864%, 02/26/16 (c)	1,150,000	1,166,997
Bank One Credit Card Issuance Trust 4.859%, 12/15/10	4,300,000	4,307,884
BMW Vehicle Owner Trust 4.040%, 02/25/09 (c)	5,450,000	5,389,339
Capital Auto Receivables Asset 4.050%, 07/15/09 (c)	4,950,000	4,875,800
Capital Transition Funding, LLC 5.010%, 01/15/10	2,673,604	2,656,706
Chase Credit Card Issuance Trust 5.071%, 07/15/11	4,125,000	4,123,721
Chase Credit Card Owner Trust 5.309%, 02/15/11 (c)	6,000,000	6,013,992
Citibank Credit Card Issuance Trust 2.550%, 01/20/09	5,341,000	5,255,821
Credit Suisse First Boston 3.938%, 05/15/38 (c)	4,000,000	3,581,188
CWABS, Inc. 7.048%, 12/25/31 (c)	256,797	257,012
DaimlerChrysler Auto Owner Trust 3.490%, 12/08/08	6,900,000	6,825,449
5.330%, 08/08/10	4,450,000	4,434,003
Discover Card Master Trust 5.229%, 04/16/10 (c)	6,550,000	6,553,106
Ford Credit Auto Owner Trust 4.170%, 01/15/09 (c)	4,975,000	4,923,585

Security Description	Face Amount	Value*

Asset Backed—(Continued)
GE Business Loan Trust (144A) 6.499%, 04/15/31 (c)	$804,052	$821,999
Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10	248,234	246,993
Knollwood CDO, Ltd. (144A) 8.223%, 02/08/39 (c)	749,872	738,781
Long Beach Mortgage Loan Trust 6.423%, 03/25/34 (c)	1,375,000	1,385,138
MBNA Credit Card Master Note Trust 3.300%, 07/15/10	4,475,000	4,320,250
4.900%, 07/15/11	4,800,000	4,730,569
5.071%, 09/15/11 (c)	6,275,000	6,275,000
6.550%, 12/15/08	3,325,000	3,326,801
Nissan Auto Receivables 2.700%, 12/17/07	2,416,289	2,399,343
Residential Asset Securities Corp. 5.413%, 01/25/36 (c)	3,793,342	3,794,209
5.423%, 10/25/28 (c)	3,866,572	3,867,373
Structured Asset Investment Loan Trust 7.273%, 04/25/33 (c)	1,425,000	1,426,944
Structured Asset Securities Corp. 6.423%, 06/25/32 (c)	459,861	465,526
USAA Auto Owner Trust 5.320%, 09/15/10	5,700,000	5,678,673
Washington Mutual Assets Securities Corp. 4.240%, 05/25/36	4,025,788	3,924,984

		103,767,186

Automobiles—0.0%
DaimlerChrysler N.A. Holding Corp. 8.500%, 01/18/31	395,000	447,249

Capital Markets—0.8%
JPMorgan Chase & Co. 5.350%, 03/01/07	4,285,000	4,276,254
Morgan Stanley 5.050%, 01/21/11	1,580,000	1,532,316
5.286%, 03/07/08 (c)	7,470,000	7,470,105
6.750%, 04/15/11	550,000	571,024

		13,849,699

Commercial Banks—1.3%
Bank of America Corp. 4.960%, 03/24/09 (c)	4,925,000	4,926,630
Bank of New York 3.800%, 02/01/08	775,000	754,149
First National Bank of Boston 7.375%, 09/15/06	800,000	802,613
HBOS, Plc. 3.750%, 09/30/08	1,780,000	1,710,496
HSBC Bank, N.A. 3.870%, 06/07/07	3,850,000	3,786,113
RBS Capital Trust I 4.709%, 12/29/49 (a) (c)	230,000	207,891

*See accompanying notes to financial statements.

MSF-302

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
U.S. Bank N.A. 2.850%, 11/15/06	$1,400,000	$1,386,455
4.400%, 08/15/08	1,375,000	1,344,856
USB Capital IX 6.189%, 03/29/49 (c)	680,000	664,965
Wachovia Corp. 4.375%, 08/15/08	835,000	814,037
5.489%, 03/23/09 (c)	2,875,000	2,872,962
Wells Fargo & Co. 4.200%, 01/15/10	855,000	817,055
4.625%, 08/09/10 (a)	1,710,000	1,649,591
4.875%, 01/12/11	590,000	571,632

		22,309,445

Commercial Mortgage-Backed Securities—6.7%
Bank of America Commercial Mortgage, Inc. 4.894%, 11/10/42 (c)	3,630,000	3,507,974
5.118%, 07/11/43	5,365,000	5,199,818
7.333%, 10/15/09	3,785,000	3,954,581
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	3,347,282	3,251,343
4.674%, 06/11/41	930,000	851,838
5.920%, 10/15/36	1,897,930	1,906,248
Chase Commerical Mortgage Security Corp. 7.319%, 10/15/32	1,575,000	1,653,635
Credit Suisse First Boston Mortgage Trust 4.940%, 12/15/35	4,405,000	4,201,889
5.603%, 07/15/35	3,850,000	3,815,688
5.183%, 11/15/36	4,205,000	4,079,648
7.325%, 04/15/62	3,097,835	3,129,377
CWABS, Inc. 5.443%, 12/25/35	4,737,358	4,738,141
First United National Bank Commercial Mortgage Trust 6.663%, 01/12/43	3,710,000	3,837,133
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,292,140
4.996%, 12/10/37	4,340,000	4,174,654
6.269%, 12/10/35	3,440,000	3,521,954
GGP Mall Properties Trust (144A) 5.558%, 11/15/11	2,573,263	2,570,734
GMAC Commercial Mortgage Services, Inc. 7.455%, 08/16/33	3,302,893	3,473,579
GS Mortgage Securities Corp. II 5.553%, 04/10/38	1,440,000	1,405,198
Harborview Mortgage Loan Trust 5.562%, 11/19/35 (c)	3,837,192	3,849,517
IMPAC CMB Trust 7.692%, 01/25/33 (c)	160,980	161,218
Indymac MBS, Inc. 6.103%, 09/25/35 (c)	5,009,744	5,057,386
JPMorgan Chase Commercial Mortgage Trust 4.738%, 07/15/42	1,590,000	1,462,597

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Commercial Mortgage Finance Corp. 6.658%, 10/15/35 (c)	$175,000	$178,306
7.239%, 09/15/29	6,869,000	7,028,914
JPMorgan Commercial Mortgage Trust 7.351%, 09/15/29	3,945,000	4,153,641
LB-UBS Commercial Mortgage Trust 3.636%, 08/15/08	2,375,316	2,294,773
4.023%, 09/15/26	2,650,000	2,573,016
4.071%, 09/15/26	2,512,072	2,413,608
5.642%, 12/15/25 (c)	3,447,162	3,445,422
5.934%, 12/15/25	1,600,000	1,613,484
7.950%, 05/15/25 (c)	3,660,000	3,909,847
Morgan Stanley Capital I, Inc. 6.630%, 07/15/30	1,025,000	1,041,442
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	3,920,000	4,036,034
Salomon Brothers Mortgage Securities VII, Inc. (144A) 6.134%, 02/18/34	500,464	499,984
UBS Westfield Trust (144A) 6.155%, 07/14/16	3,278,621	3,320,273
Washington Mutual, Inc. 3.423%, 04/25/33 (c)	3,703,256	3,593,269
3.695%, 05/25/33 (c)	2,700,000	2,590,736

		115,789,039

Commercial Services & Supplies—0.0%
United Rentals, Inc. 6.500%, 02/15/12	75,000	70,875

Computers & Peripherals—0.0%
Sungard Data Systems, Inc. (144A) 9.431%, 08/15/13 (c)	40,000	41,850

Containers & Packaging—0.0%
Ball Corp. 6.875%, 12/15/12	530,000	519,400

Diversified Financial Services—2.0%
AES Ironwood, LLC 8.857%, 11/30/25	129,247	139,587
American Real Estate Partners 7.125%, 02/15/13	80,000	76,800
8.125%, 06/01/12	145,000	144,638
BCP Crystal U.S. Holdings Corp. 9.625%, 06/15/14 (a)	10,000	10,850
Citigroup, Inc. 3.500%, 02/01/08	9,835,000	9,524,076
4.125%, 02/22/10	3,150,000	2,994,822
5.500%, 08/09/06	3,710,000	3,710,382
General Electric Capital Corp. 3.450%, 07/16/07	6,125,000	5,992,578
4.125%, 09/01/09 (a)	2,265,000	2,169,521
5.000%, 11/15/11 (a)	7,320,000	7,079,545

*See accompanying notes to financial statements.

MSF-303

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Household Finance Corp. 6.400%, 06/17/08	$1,985,000	$2,011,404
Sprint Capital Corp. 8.750%, 03/15/32	85,000	102,502
Wind Acquisition Finance, Inc. 10.750%, 12/01/15	295,000	313,438

		34,270,143

Diversified Telecommunication Services—0.4%
AT&T Broadband Corp. 8.375%, 03/15/13	650,000	721,916
Cincinnati Bell, Inc. 7.250%, 07/15/13	50,000	49,250
GTE Corp. 6.940%, 04/15/28	100,000	97,695
QWEST Corp. 8.579%, 06/15/13 (c)	285,000	301,388
SBC Communications, Inc. (144A) 4.389%, 06/05/21	4,000,000	3,944,840
Windstream Corp. (144A) 8.125%, 08/01/13	410,000	418,200
8.625%, 08/01/16	470,000	480,575

		6,013,864

Electric Utilities—0.2%
Centerpoint Energy, Inc. 7.250%, 09/01/10	345,000	359,195
Dominion Resources, Inc. 7.195%, 09/15/14	625,000	656,661
8.125%, 06/15/10	1,200,000	1,287,834
Elwood Energy, LLC 8.159%, 07/05/26	174,773	189,113
Florida Power & Light Co. 5.625%, 04/01/34 (a)	300,000	275,447
Peco Energy Co. 4.750%, 10/01/12	650,000	611,120
Tenaska Alabama Partners, L.P. (144A) 7.000%, 06/30/21	49,263	48,013

		3,427,383

Energy Equipment & Services—0.0%
Northwest Pipeline Corp. 8.125%, 03/01/10	220,000	228,800
Targa Resources, Inc. (144A) 8.500%, 11/01/13	20,000	19,300
Transcontinental Gas Pipe Line Corp. 8.875%, 07/15/12	100,000	110,250

		358,350

Federal Agencies—15.7%
Federal Home Loan Bank 3.924%, 06/01/34 (c)	8,105,404	7,819,603
4.500%, 05/01/18	5,141,132	4,865,211
4.500%, 05/01/19	1,916,021	1,811,177

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Bank 4.500%, 12/01/19	$854,085	$807,350
4.500%, 03/01/20	898,935	848,695
4.500%, 04/01/20	284,073	268,197
4.500%, 05/01/20	211,617	199,790
4.500%, 01/01/21	1,185,433	1,119,181
5.000%, 10/01/20	823,095	792,464
5.000%, 11/01/20 (c)	3,160,684	3,043,061
5.000%, 11/01/20	229,181	220,652
5.500%, 04/15/26	4,420,804	4,394,134
5.500%, 07/01/33	3,947,626	3,807,687
5.500%, 10/01/35	860,811	827,339
Federal Home Loan Mortgage Corp. 3.150%, 06/04/08	7,200,000	6,897,341
4.500%, 08/01/20	2,937,688	2,776,939
4.500%, TBA	300,000	283,125
5.000%, 12/15/17	4,190,000	4,013,865
5.000%, 04/01/20	655,699	631,298
5.000%, 05/01/20	979,097	942,661
5.000%, 07/01/20	2,428,933	2,338,541
5.000%, 09/01/20 (c)	21,064,103	20,280,212
5.000%, 06/01/36	999,900	933,886
5.500%, 10/15/33	3,156,849	3,121,901
5.500%, 03/15/34	5,470,148	5,406,907
5.500%, 05/15/34	4,751,062	4,690,965
Federal National Mortgage Association 3.000%, 03/02/07	2,745,000	2,699,697
4.000%, 01/26/09	10,000,000	9,656,910
4.000%, 06/01/19	5,000,000	4,619,045
4.500%, 10/01/18	1,342,153	1,271,543
4.500%, 09/01/35	685,157	621,152
4.500%, TBA	5,500,000	4,982,659
5.000%, 06/01/18	1,702,143	1,643,004
5.000%, 01/01/21	4,717,151	4,553,258
5.000%, 06/01/23	1,945,353	1,849,695
5.000%, 11/01/33	11,033,467	10,363,742
5.000%, 07/01/35	255,035	238,553
5.000%, 08/01/35	5,402,817	1,427,598
5.000%, 12/01/35	381,272	356,632
5.000%, TBA	300,000	288,844
5.500%, 10/01/18	142,035	139,627
5.500%, 03/01/19	36,944	36,318
5.500%, 09/01/19	17,000,000	16,718,639
5.500%, 07/01/20	128,177	125,838
5.500%, 09/01/20	711,453	698,473
5.500%, 01/01/21	142,588	139,963
5.500%, 02/01/21	244,050	239,558
5.500%, 01/01/24	1,144,932	1,114,696
5.500%, 02/15/27	4,954,243	4,921,258
5.500%, 05/25/27	1,736,484	1,726,741
5.500%, 04/25/30	3,274,096	3,252,233
5.500%, 04/01/33	2,533,546	2,444,113
5.500%, 11/01/33	3,301,369	3,184,832
5.500%, 02/01/34	7,088,581	6,838,357
5.500%, 04/01/34	699,488	674,796

*See accompanying notes to financial statements.

MSF-304

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.500%, 07/01/20	$674,265	$662,835
5.500%, 05/25/34	3,368,793	3,322,937
5.500%, 11/01/34	6,835,538	6,582,981
5.500%, 02/01/35	7,909,163	7,631,082
5.500%, 04/01/35	2,114,255	2,032,163
5.500%, 06/01/35	2,238,866	2,151,936
5.500%, 08/01/35	1,646,876	1,582,932
5.500%, 11/01/35	6,098,222	1,707,807
5.500%, 12/01/35	6,139,549	5,912,707
5.500%, 01/25/36	6,525,460	1,819,535
5.500%, TBA	14,700,000	14,338,529
6.000%, 04/01/16	701,996	705,554
6.000%, 06/01/20	869,911	873,470
6.000%, 03/01/21	1,130,088	1,134,407
6.000%, 04/01/21	1,727,391	1,734,520
6.000%, 05/01/21	4,559,412	4,578,229
6.000%, 06/01/21	7,584,006	7,615,306
6.000%, 07/01/21	127,185	127,710
6.000%, 02/01/34	3,306,413	3,264,462
6.000%, 08/01/34	1,982,458	1,957,305
6.000%, TBA	15,500,000	15,466,095
6.500%, 01/01/14	587,656	595,727
6.500%, 08/01/16	3,261	3,309
6.500%, 09/01/16	471,750	478,552
6.500%, 02/01/17	94,025	95,381
6.500%, 12/01/29 (c)	1,213,778	1,226,539
7.000%, 12/01/07	46,675	46,719
7.250%, 09/01/07	9,147	9,179
8.500%, 02/01/09	66,736	68,026
9.000%, 04/01/16	2,618	2,716
Government National Mortgage Association 5.000%, 10/20/33	7,205,585	6,783,595
5.500%, 04/15/33	579,156	562,070
6.000%, 02/15/09	109,239	109,276
6.000%, 09/20/33	1,206,973	1,195,892
6.000%, 10/20/33	1,940,599	1,929,424
6.000%, 11/20/33	2,675,688	2,651,123
6.500%, 07/15/14	49,372	50,229
7.500%, 12/15/14	771,619	805,384
7.500%, 03/15/32	368,793	385,575

		272,171,174

Foreign Government—0.6%
Federal Republic of Germany 4.500%, 08/18/06 (EUR)	3,200,000	4,096,176
State of Israel 5.500%, 12/04/23	3,175,000	3,150,603
United Mexican States 5.625%, 01/15/17 (a)	2,050,000	1,906,500
6.625%, 03/03/15 (a)	200,000	202,500
8.000%, 12/19/13 (MXN)	730,000	61,239
8.300%, 08/15/31	650,000	750,750
9.000%, 12/22/11 (MXN)	1,780,000	160,975

		10,328,743

Security Description	Face Amount	Value*

Health Care Providers & Services—0.1%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	$375,000	$376,875
UnitedHealth Group, Inc. 5.800%, 03/15/36	625,000	559,433
WellPoint, Inc. 5.850%, 01/15/36	335,000	296,693

		1,233,001

Hotels, Restaurants & Leisure—0.1%
Caesars Entertainment, Inc. 7.875%, 03/15/10	950,000	985,625
Mashantucket Western Pequot (144A) 5.912%, 09/01/21	100,000	92,842
Mohegan Tribal Gaming Authority 6.125%, 02/15/13	125,000	117,656

		1,196,123

Household Durables—0.1%
Beazer Homes USA, Inc. 8.375%, 04/15/12	175,000	175,000
D.R. Horton, Inc. 8.500%, 04/15/12	675,000	710,190

		885,190

Independent Power Producers & Energy Traders—0.1%
Colorado Interstate Gas Co. 6.800%, 11/15/15	90,000	86,746
NRG Energy, Inc. 7.250%, 02/01/14	50,000	48,750
7.375%, 02/01/16	170,000	165,750
Reliant Energy, Inc. 6.750%, 12/15/14	165,000	151,800
TXU Corp. 4.800%, 11/15/09 (c)	2,075,000	1,974,064

		2,427,110

Industrial Conglomerates—0.0%
Tyco International Group, Ltd. 6.375%, 10/15/11	550,000	561,207

Insurance—0.3%
Aetna, Inc. 6.625%, 06/15/36 (a)	1,185,000	1,172,145
Berkshire Hathaway Financial Corp. 3.375%, 10/15/08	2,850,000	2,713,248
Lincoln National Corp., Inc. 7.000%, 05/17/66 (a) (c)	995,000	987,283

		4,872,676

Machinery—0.0%
Briggs & Stratton Corp. 8.875%, 03/15/11	100,000	108,000

*See accompanying notes to financial statements.

MSF-305

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Media—0.4%
Comcast Corp. 6.500%, 11/15/35	$555,000	$523,904
7.050%, 03/15/33 (a)	275,000	278,984
EchoStar DBS Corp. 5.750%, 10/01/08	1,000,000	977,500
EchoStar DBS Corp. (144A) 7.125%, 02/01/16	130,000	125,125
News America Holdings, Inc. 6.200%, 12/15/34	640,000	580,794
PanAmSat Corp. (144A) 9.000%, 06/15/16	145,000	147,175
TCI Communications, Inc. 7.875%, 02/15/26	1,725,000	1,857,501
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	350,000	389,190
Time Warner, Inc. 6.875%, 05/01/12	1,875,000	1,937,758
6.950%, 01/15/28 (a)	365,000	363,819
7.625%, 04/15/31 (a)	375,000	403,772

		7,585,522

Multiline Retail—0.1%
Federated Department Stores, Inc. 6.790%, 07/15/27	160,000	157,535
The May Department Stores Co. 6.650%, 07/15/24	145,000	142,020
6.700%, 07/15/34	105,000	102,535
7.875%, 03/01/30 (a)	125,000	137,383
8.500%, 06/01/19	250,000	289,383

		828,856

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	975,000	968,906

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp. 6.250%, 01/15/18	290,000	264,625
6.375%, 06/15/15	120,000	111,300
6.875%, 11/15/20	95,000	87,875
KCS Energy, Inc. 7.125%, 04/01/12	70,000	65,975
Massey Energy Co. (144A) 6.875%, 12/15/13 (a)	460,000	427,800
Newfield Exploration Co. 6.625%, 09/01/14	395,000	376,238
7.625%, 03/01/11	375,000	379,688

		1,713,501

Pharmaceuticals—0.0%
Omnicare, Inc. 6.875%, 12/15/15 (a)	155,000	147,250

Security Description	Face Amount	Value*

Real Estate—0.3%
EOP Operating, LP 6.800%, 01/15/09	$3,000,000	$3,063,459
ProLogis (REIT) 5.500%, 04/01/12	630,000	613,322
Rouse Co., L.P. 5.375%, 11/26/13	1,635,000	1,467,125
Rouse Co., L.P. (144A) 6.750%, 05/01/13	350,000	340,867

		5,484,773

Semiconductors & Semiconductor Equipment—0.0%
MagnaChip Semiconductor S.A. 8.579%, 12/15/11 (c)	30,000	28,500

Software—0.0%
Oracle Corp. 5.250%, 01/15/16	375,000	351,191

U.S. Treasury—1.0%
U.S. Treasury Bonds Strips Zero Coupon, 11/15/27 (f)	12,025,000	3,924,419
U.S. Treasury Notes 4.125%, 08/15/08	1,025,000	1,004,941
4.875%, 05/31/08	11,850,000	11,783,806

		16,713,166

Yankee—1.8%
Barclays Bank, Plc. 5.320%, 03/13/09 (c)	8,460,000	8,454,180
BSkyB Finance, Plc. (144A) 6.500%, 10/15/35 (c)	110,000	101,907
Compton Pete Financial Corp. 7.625%, 12/01/13	80,000	76,400
Deutsche Bank AG 3.843%, 03/15/07 (c)	1,475,000	1,451,400
Deutsche Telekom International Finance 8.250%, 06/15/30 (c)	1,150,000	1,327,733
Intelsat Bermuda, Ltd. (144A) 9.250%, 06/15/16	195,000	201,338
Ispat Inland, U.L.C. 9.750%, 04/01/14	155,000	170,888
Landeskreditbank Baden 4.250%, 09/15/10	2,575,000	2,463,387
Rabobank 5.010%, 04/06/09 (c)	9,450,000	9,449,131
Rogers Wireless Communications, Inc. 6.375%, 03/01/14	550,000	523,875
7.500%, 03/15/15	340,000	343,400
Talisman Energy, Inc. 5.850%, 02/01/37	195,000	171,974
Telefonica Emisiones, S.A. 6.421%, 06/20/16	525,000	523,911
7.045%, 06/20/36	1,525,000	1,524,169

*See accompanying notes to financial statements.

MSF-306

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Yankee—(Continued)
Tyco International Group, S.A. 6.000%, 11/15/13	$910,000	$901,533
Vodafone Airtouch, Plc. 7.750%, 02/15/10	1,675,000	1,770,351
Vodafone Group, Plc. 5.590%, 12/28/07 (c)	2,500,000	2,499,433

		31,955,010

Total Fixed Income (Identified Cost $674,282,652)		660,808,539

Warrants—0.0%
Security Description	Shares	Value*

Industrial Conglomorates—0.0%
Anacomp, Inc. (Class B) (b)	316	6

Total Warrants (Identified Cost $0)		6

Short Term Investments—0.1%
Security Description	Face Amount	Value*

Discount Notes—0.1%
Federal Home Loan Bank 5.045%, 07/12/06	$1,900,000	$1,896,931

Total Short Term Investments (Identified Cost $1,896,931)		1,896,931

Total Investments 102.3% (Identified Cost $1,720,711,942) (d)		1,771,289,947
Liabilities in excess of other assets		(39,413,639)

Total Net Assets—100%		$1,731,876,308

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $ 37,382,607 and the collateral received consisted of cash in the amount of $ 37,999,393.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2006.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,720,711,942 and the composition of unrealized appreciation and depreciation of investment securities was $ 95,228,299 and $(44,650,294), respectively.
(e)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(f)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2006, the market value of 144A securities was $15,755,593, which is 0.9% of total net assets.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(MXN)—	Mexican Peso

*See accompanying notes to financial statements.

MSF-307

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 06/30/06	Unrealized Appreciation/ (Depreciation)
Euro (bought)	07/20/06	93,170	$117,918	$119,234	$1,316
Euro (bought)	07/20/06	707,962	890,846	906,014	15,168
Euro (sold)	07/20/06	93,170	117,973	119,234	(1,261)
Euro (sold)	07/20/06	707,962	891,332	906,014	(14,682)
Mexican Peso (sold)	07/20/06	5,370,279	467,800	475,221	(7,421)

Net Unrealized Depreciation					$(6,880)

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/06	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap 10 Year Futures	09/18/06	84	$8,677,122	$8,566,688	$(110,434)
S&P 500 Index Futures	09/14/06	47	14,899,571	15,032,950	133,379
U.S. Treasury Bonds Futures	09/20/06	717	76,993,148	76,472,531	(520,617)
U.S. Treasury Notes 10 Year Futures	09/20/06	459	48,275,016	48,130,453	(144,563)

Futures Contracts Short
U.S. Treasury Notes 5 Year Futures	09/29/06	(305)	(31,648,250)	(31,538,906)	109,344

Net Unrealized Depreciation					$(532,891)

TBA Sales Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
4.500%, (15 Year TBA)	$(5,700,000)	$(5,379,375)
5.000%, (15 Year TBA)	(6,400,000)	(6,158,003)
5.500%, (30 Year TBA)	(4,000,000)	(3,841,248)
Federal National Mortgage Association
5.000%, (15 Year TBA)	(5,800,000)	(5,584,310)
5.000%, (30 Year TBA)	(4,000,000)	(3,738,752)
5.500%, (30 Year TBA)	(43,000,000)	(41,293,416)
6.500%, (30 Year TBA)	(1,000,000)	(1,005,000)

Total TBA Sales Commitments (Proceeds $(67,422,000))		$(67,000,104)

See accompanying notes to financial statements.

MSF-308

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$1,771,289,947
Cash		3,845,663
Foreign cash at value		7,542,548
Collateral for securities loaned		37,999,393
Receivable for:
Securities sold		148,824,956
Fund shares sold		966,085
Accrued interest and dividends		6,086,044
Foreign taxes		1,628
Futures variation margin		684,856

Total Assets		1,977,241,120
Liabilities
TBA sales commitments at value	$67,000,104
Payable for:
Fund shares redeemed	1,572,104
Securities purchased	137,525,479
Open forward currency contracts-net	6,880
Return of collateral for securities loaned	37,999,393
Interest (Short)	135,918
Accrued expenses:
Management fees	629,462
Service and distribution fees	19,324
Other expenses	476,148

Total Liabilities		245,364,812

Net Assets		$1,731,876,308

Net assets consists of:
Capital paid in		$1,767,134,604
Undistributed net investment income		21,596,829
Accumulated net realized losses		(107,251,042)
Unrealized appreciation on investments, futures contracts, and foreign currency		50,395,917

Net Assets		$1,731,876,308

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,606,769,549 divided by 99,981,154 shares outstanding)		$16.07

Class B
Net asset value and redemption price per share ($50,755,135 divided by 3,170,862 shares outstanding)		$16.01

Class E
Net asset value and redemption price per share ($74,351,624 divided by 4,633,511 shares outstanding)		$16.05

Identified cost of investments		$1,720,711,942

Identified cost of foreign cash		$7,587,808

Proceeds of TBA sales commitments		$(67,422,000)

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$10,513,417
Interest		15,744,007 (a)

		26,257,424
Expenses
Management fees	$3,942,665
Service and distribution fees—Class B	57,288
Service and distribution fees—Class E	58,168
Directors’ fees and expenses	10,574
Custodian	251,283
Audit and tax services	15,843
Legal	26,200
Printing	324,295
Insurance	16,845
Miscellaneous	12,930

Total expenses	4,716,091
Expense reductions	(118,873)	4,597,218

Net Investment Income		21,660,206

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	30,749,363
Futures contracts—net	(2,881,096)
Foreign currency transactions—net	(228,993)	27,639,274

Unrealized depreciation on:
Investments—net	(32,047,144)
Futures contracts—net	(1,173,915)
Foreign currency transactions—net	(116,971)	(33,338,030)

Net (loss)		(5,698,756)

Net Increase in Net Assets From Operations		$15,961,450

(a)	Includes income on securities loaned of $53,182.

See accompanying notes to financial statements.

MSF-309

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$21,660,206	$41,603,672
Net realized gain	27,639,274	123,813,886
Unrealized depreciation	(33,338,030)	(109,540,548)

Increase in net assets from operations	15,961,450	55,877,010

From Distributions to Shareholders
Net investment income
Class A	(40,698,763)	(28,678,892)
Class B	(1,066,750)	(391,826)
Class E	(1,779,204)	(1,177,698)

Total distributions	(43,544,717)	(30,248,416)

Decrease in net assets from capital share transactions	(67,078,240)	(179,922,534)

Total (decrease) in net assets	(94,661,507)	(154,293,940)

Net Assets
Beginning of the period	1,826,537,815	1,980,831,755

End of the period	$1,731,876,308	$1,826,537,815

Undistributed Net Investment Income
End of the period	$21,596,829	$43,481,340

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	2,281,335	$37,530,168	4,850,377	$77,586,285
Reinvestments	2,496,857	40,698,763	1,861,057	28,678,892
Redemptions	(9,195,308)	(151,189,907)	(18,741,641)	(299,844,456)

Net decrease	(4,417,116)	$(72,960,976)	(12,030,207)	$(193,579,279)

Class B
Sales	883,533	$14,472,513	1,543,192	$24,544,623
Reinvestments	65,687	1,066,750	25,526	391,826
Redemptions	(285,787)	(4,664,228)	(335,054)	(5,357,103)

Net increase	663,433	$10,875,035	1,233,664	$19,579,346

Class E
Sales	192,873	$3,165,155	481,004	$7,687,529
Reinvestments	109,288	1,779,204	76,524	1,177,698
Redemptions	(604,053)	(9,936,658)	(925,763)	(14,787,828)

Net decrease	(301,892)	$(4,992,299)	(368,235)	$(5,922,601)

Decrease derived from capital share transactions	(4,055,575)	$(67,078,240)	(11,164,778)	$(179,922,534)

See accompanying notes to financial statements.

MSF-310

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.33		$16.11	$15.13	$13.07	$15.51	$18.38

Income From Investment Operations
Net investment income	0.22		0.39	0.32	0.30	0.42	0.49
Net realized and unrealized gain (loss) on investments	(0.07)		0.09	0.95	2.30	(2.53)	(1.62)

Total from investment operations	0.15		0.48	1.27	2.60	(2.11)	(1.13)

Less Distributions
Distributions from net investment income	(0.41)		(0.26)	(0.29)	(0.54)	(0.33)	(0.78)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.96)

Total distributions	(0.41)		(0.26)	(0.29)	(0.54)	(0.33)	(1.74)

Net Asset Value, End of Period	$16.07		$16.33	$16.11	$15.13	$13.07	$15.51

Total Return (%)	0.9	(b)	3.1	8.5	20.6	(13.9)	(6.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.52	(c)	0.50	0.50	0.51	0.49	0.49
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.50	(c)	0.49	0.49	0.50	0.48	0.47
Ratio of net investment income to average net assets (%)	2.44	(c)	2.22	1.99	2.00	2.68	2.73
Portfolio turnover rate (%)	267	(c)	443	232	211	112	131
Net assets, end of period (000)	$1,606,770		$1,705,344	$1,875,196	$1,922,067	$1,688,913	$2,345,064

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004(a)
Net Asset Value, Beginning of Period	$16.25		$16.03	$14.97

Income From Investment Operations
Net investment income	0.15		0.25	0.11
Net realized and unrealized gain (loss) on investments	(0.02)		0.19	0.95

Total from investment operations	0.13		0.44	1.06

Less Distributions
Distributions from net investment income	(0.37)		(0.22)	0.00

Total distributions	(0.37)		(0.22)	0.00

Net Asset Value, End of Period	$16.01		$16.25	$16.03

Total Return (%)	0.70	(b)	2.8	7.1	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	(c)	0.75	0.75	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.75	(c)	0.74	0.74	(c)
Ratio of net investment income to average net assets (%)	2.21	(c)	2.01	2.27	(c)
Portfolio turnover rate (%)	267	(c)	443	232
Net assets, end of period (000)	$50,755		$40,749	$20,413

(a)	Commencement of operations was April 26, 2004 for Class B and May 1, 2001 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-311

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$16.30		$16.07	$15.11	$13.06	$15.51	$16.18

Income From Investment Operations
Net investment income	0.20		0.33	0.29	0.41	0.40	0.01
Net realized and unrealized gain (loss) on investments	(0.07)		0.13	0.94	2.17	(2.52)	(0.68)

Total from investment operations	0.13		0.46	1.23	2.58	(2.12)	(0.67)

Less Distributions
Distributions from net investment income	(0.38)		(0.23)	(0.27)	(0.53)	(0.33)	0.00

Total distributions	(0.38)		(0.23)	(0.27)	(0.53)	(0.33)	0.00

Net Asset Value, End of Period	$16.05		$16.30	$16.07	$15.11	$13.06	$15.51

Total Return (%)	0.8	(b)	3.0	8.3	20.4	(13.9)	(4.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	(c)	0.65	0.65	0.66	0.64	0.64	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.65	(c)	0.64	0.64	0.65	0.63	0.62	(c)
Ratio of net investment income to average net assets (%)	2.29	(c)	2.07	1.88	1.80	2.53	2.58	(c)
Portfolio turnover rate (%)	267	(c)	443	232	211	112	131
Net assets, end of period (000)	$74,352		$80,444	$85,223	$52,609	$11,490	$22

(a)	Commencement of operations was April 26, 2004 for Class B and May 1, 2001 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-312

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—58.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.9%
Lockheed Martin Corp.	218,259	$15,657,901
Northrop Grumman Corp.	127,766	8,184,690
United Technologies Corp.	181,520	11,511,998

		35,354,589

Auto Components—0.2%
Johnson Controls, Inc.	50,430	4,146,355

Beverages—1.0%
Diageo, Plc. (GBP)	476,316	8,001,006
Molson Coors Brewing Co. (a)	34,250	2,324,890
PepsiCo, Inc.	76,175	4,573,547
The Coca-Cola Co.	82,360	3,543,127

		18,442,570

Biotechnology—0.1%
Amgen, Inc. (b)	15,900	1,037,157

Building Products—1.2%
Masco Corp. (a)	751,330	22,269,421

Capital Markets—4.1%
Capital One Financial Corp.	63,350	5,413,258
Franklin Resources, Inc.	54,080	4,694,685
Lehman Brothers Holdings, Inc.	110,660	7,209,499
Mellon Financial Corp.	606,770	20,891,091
Merrill Lynch & Co., Inc.	125,180	8,707,521
Morgan Stanley	71,010	4,488,542
The Bank of New York Co., Inc.	266,320	8,575,504
The Goldman Sachs Group, Inc.	74,600	11,222,078
UBS AG (CHF)	39,138	4,272,502

		75,474,680

Chemicals—1.6%
Air Products & Chemicals, Inc.	70,324	4,495,110
E. I. du Pont de Nemours & Co.	127,851	5,318,602
Nalco Holding Co. (b)	230,360	4,061,247
PPG Industries, Inc.	122,560	8,088,960
Praxair, Inc.	40,280	2,175,120
Syngenta AG (CHF)	26,837	3,563,476
The Dow Chemical Co.	69,008	2,693,382

		30,395,897

Commercial Banks—2.0%
PNC Financial Services Group, Inc.	313,390	21,990,576
SunTrust Banks, Inc.	164,550	12,548,583
Wells Fargo & Co.	36,170	2,426,284

		36,965,443

Communications Equipment—1.3%
Cisco Systems, Inc. (b)	348,380	6,803,861
Nortel Networks Corp. (b)	7,568,700	16,953,888

		23,757,749

Security Description	Shares	Value*

Computers & Peripherals—1.0%
Dell, Inc. (b)	505,370	$12,336,082
Hewlett-Packard Co.	54,300	1,720,224
Sun Microsystems, Inc. (b)	1,206,910	5,008,677

		19,064,983

Consumer Finance—0.3%
American Express Co.	117,350	6,245,367

Containers & Packaging—1.0%
Owens-Illinois, Inc. (b)	1,025,500	17,187,380
Smurfit-Stone Container Corp. (a) (b)	63,695	696,823

		17,884,203

Diversified Financial Services—5.1%
Bank of America Corp.	992,914	47,759,163
Citigroup, Inc.	420,988	20,308,461
JPMorgan Chase & Co.	619,100	26,002,200
KKR Private Equity Investors, L.P.	65,160	1,427,004

		95,496,828

Diversified Telecommunication Services—1.9%
AT&T, Inc.	196,154	5,470,735
Embarq Corp.	95,808	3,927,170
Telus Corp. (CAD)	87,980	3,632,035
Verizon Communications, Inc.	680,237	22,781,137

		35,811,077

Electric Utilities—2.8%
Dominion Resources, Inc.	162,570	12,158,610
Edison International	65,700	2,562,300
Entergy Corp.	18,748	1,326,421
Exelon Corp.	98,670	5,607,416
FirstEnergy Corp.	49,880	2,703,995
FPL Group, Inc.	549,270	22,728,793
PPL Corp.	111,230	3,592,729
Public Service Enterprise Group, Inc.	30,260	2,000,791

		52,681,055

Electrical Equipment—0.2%
Cooper Industries, Ltd. (Class A)	32,910	3,057,997

Energy Equipment & Services—1.3%
GlobalSantaFe Corp.	218,175	12,599,606
Noble Corp.	162,670	12,105,901

		24,705,507

Food & Staples Retailing—0.6%
Wal-Mart Stores, Inc.	243,050	11,707,719

Food Products—0.9%
Archer-Daniels-Midland Co.	31,321	1,292,931
Kellogg Co.	185,430	8,980,375
Nestle S.A. (CHF)	15,626	4,893,577
Sara Lee Corp.	102,560	1,643,011

		16,809,894

*See accompanying notes to financial statements.

MSF-313

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—0.0%
Baxter International, Inc.	17,013	$625,398

Health Care Providers & Services—0.6%
CIGNA Corp.	16,230	1,598,817
Tenet Healthcare Corp. (b)	720,390	5,028,322
WellPoint, Inc. (b)	54,800	3,987,796

		10,614,935

Household Durables—0.1%
D.R. Horton, Inc.	74,200	1,767,444

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. (a) (b)	41,070	1,978,753
TXU Corp.	34,950	2,089,661

		4,068,414

Industrial Conglomerates—2.0%
3M Co.	55,860	4,511,812
General Electric Co.	346,025	11,404,984
Tyco International, Ltd.	800,969	22,026,648

		37,943,444

Insurance—3.6%
ACE, Ltd.	55,780	2,821,910
AFLAC, Inc.	53,880	2,497,338
Conseco, Inc. (b)	500,470	11,560,857
Genworth Financial, Inc. (Class A)	326,460	11,373,866
Safeco Corp.	48,200	2,716,070
The Allstate Corp.	417,596	22,855,029
The Chubb Corp.	61,320	3,059,868
The Hartford Financial Services Group, Inc.	125,307	10,600,972

		67,485,910

IT Services—0.3%
Accenture, Ltd. (Class A)	197,530	5,594,050

Leisure Equipment & Products—0.4%
Hasbro, Inc.	63,920	1,157,591
Mattel, Inc.	387,660	6,400,267

		7,557,858

Machinery—1.1%
Deere & Co.	97,750	8,161,148
Illinois Tool Works, Inc.	80,000	3,800,000
Ingersoll-Rand Co., Ltd. (Class A) (a)	64,540	2,761,021
Pall Corp. (a)	174,000	4,872,000

		19,594,169

Media—1.5%
CBS Corp. (Class B)	458,176	12,393,661
Grupo Televisa S.A. (ADR)	59,500	1,148,945
New York Times Co. (Class A) (a)	347,500	8,527,650
The Walt Disney Co.	47,050	1,411,500
Viacom, Inc. (Class B) (b)	112,874	4,045,404

		27,527,160

Security Description	Shares	Value*

Metals & Mining—0.1%
BHP Billiton, Plc. (GBP)	125,170	$2,449,658

Multiline Retail—0.6%
Federated Department Stores, Inc.	51,440	1,882,704
Saks, Inc. (a)	517,000	8,359,890

		10,242,594

Oil, Gas & Consumable Fuels—5.6%
Apache Corp.	231,250	15,782,813
BP, Plc. (ADR)	57,921	4,031,881
Chevron Corp.	101,406	6,293,256
ConocoPhillips	210,600	13,800,618
Devon Energy Corp.	264,280	15,965,155
EOG Resources, Inc.	37,210	2,580,141
Exxon Mobil Corp.	404,904	24,840,860
Hess Corp.	145,440	7,686,504
Total S.A. (ADR)	186,940	12,248,309
Williams Cos., Inc.	24,500	572,320

		103,801,857

Paper & Forest Products—0.6%
Bowater, Inc. (a)	328,370	7,470,418
International Paper Co.	60,090	1,940,907
MeadWestvaco Corp.	74,530	2,081,623

		11,492,948

Personal Products—0.5%
Alberto-Culver Co. (Class B)	48,270	2,351,714
The Estee Lauder Cos., Inc. (Class A)	180,390	6,975,681

		9,327,395

Pharmaceuticals—4.6%
Abbott Laboratories	55,998	2,442,073
Eli Lilly & Co.	133,160	7,359,753
Johnson & Johnson	319,378	19,137,130
Merck & Co., Inc.	787,588	28,691,831
Wyeth Pharmaceuticals	630,210	27,987,626

		85,618,413

Road & Rail—0.6%
Burlington Northern Santa Fe Corp.	84,685	6,711,286
Con-way, Inc.	6,270	363,221
Norfolk Southern Corp.	87,280	4,645,042

		11,719,549

Semiconductors & Semiconductor Equipment—0.5%
Analog Devices, Inc.	79,550	2,556,737
Intel Corp.	310,310	5,880,375
Xilinx, Inc.	72,690	1,646,429

		10,083,541

Software—2.3%
Compuware Corp. (a) (b)	1,278,740	8,567,558
Oracle Corp. (b)	790,560	11,455,214
Symantec Corp. (b)	1,411,590	21,936,109

		41,958,881

*See accompanying notes to financial statements.

MSF-314

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—1.0%
OfficeMax, Inc. (a)	256,810	$10,465,008
The Gap, Inc.	198,130	3,447,462
The Home Depot, Inc.	92,460	3,309,143
The Sherwin-Williams Co.	24,190	1,148,541

		18,370,154

Textiles, Apparel & Luxury Goods—0.3%
NIKE, Inc. (Class B)	74,600	6,042,600

Thrifts & Mortgage Finance—0.7%
Countrywide Financial Corp.	122,380	4,660,230
Federal Home Loan Mortgage Corp.	27,430	1,563,784
Federal National Mortgage Association	157,618	7,581,426

		13,805,440

Tobacco—1.3%
Altria Group, Inc.	314,920	23,124,576

Trading Companies & Distributors—0.2%
Finning International, Inc. (CAD)	120	4,004
Finning International, Inc. (Restricted Shares) (CAD)	3,900	130,117
W.W. Grainger, Inc.	35,510	2,671,417

		2,805,538

Wireless Telecommunication Services—1.6%
Sprint Nextel Corp.	1,257,470	25,136,825
Vodafone Group, Plc. (ADR)	201,124	4,283,941

		29,420,766

Total Common Stock (Identified Cost $1,000,462,445)		1,094,351,183

Fixed Income—39.5%
Security Description	Face Amount	Value*

Aerospace & Defense—0.3%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$1,718,000	1,599,680
Boeing Capital Corp. 6.500%, 02/15/12 (a)	2,339,000	2,419,352
Raytheon Co. 6.150%, 11/01/08 (a)	840,000	848,211

		4,867,243

Asset Backed—0.4%
AESOP Funding, LLC (144A) 2.860%, 08/20/09	220,000	208,817
AmeriCredit Automobile Receivables Co. 2.180%, 07/07/08	43,282	43,141

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Bayview Financial 5.891%, 12/28/40 (c)	$1,510,000	$1,511,399
Capital Trust, Ltd. 5.160%, 06/25/35	1,600,000	1,522,750
Connecticut RRB Special Purpose Trust 6.210%, 12/30/11 (c)	300,000	305,533
Continental Airlines Pass Through 6.648%, 09/15/17	1,368,468	1,360,738
Countrywide Asset-Backed Certificates 4.575%, 07/25/35	20,000	19,749
4.823%, 08/25/35	185,000	182,933
Falcon Franchise Loan, LLC (144A) 7.382%, 05/05/10	347,269	354,107
Jet Equipment Trust 11.440%, 11/01/14 (d)	300,000	0
Residential Asset Mortgage Products, Inc. 3.800%, 07/25/30	117,770	117,265
4.109%, 01/25/29	226,211	221,289
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35	1,190,000	1,168,971

		7,016,692

Auto Components—0.1%
Johnson Controls, Inc. 5.500%, 01/15/16	408,000	387,116
6.000%, 01/15/36	1,031,000	951,029

		1,338,145

Beverages—0.2%
Cadbury Schweppes U.S. Finance (144A) 5.125%, 10/01/13	2,185,000	2,052,504
Miller Brewing Co. (144A) 5.500%, 08/15/13	2,421,000	2,322,904

		4,375,408

Building Products—0.1%
Home Depot, Inc. 5.400%, 03/01/16 (a)	1,892,000	1,813,635

Capital Markets—0.6%
Credit Suisse First Boston USA, Inc. 4.125%, 01/15/10	2,919,000	2,773,269
Credit Suisse USA, Inc. 4.875%, 08/15/10	306,000	296,591
Lehman Brothers Holdings, Inc. 5.500%, 04/04/16	375,000	358,331
8.250%, 06/15/07	771,000	789,232
Merrill Lynch & Co., Inc. 5.450%, 07/15/14 (a)	1,724,000	1,664,269
6.050%, 05/16/16	1,384,000	1,374,884
Morgan Stanley 4.750%, 04/01/14	830,000	760,961
6.750%, 04/15/11	1,180,000	1,225,107
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,449,000	1,434,930

		10,677,574

*See accompanying notes to financial statements.

MSF-315

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—0.9%
Abbey National Capital Trust 8.963%, 12/29/49	$1,151,000	$1,396,469
Bank of America Corp. 5.375%, 06/15/14	1,230,000	1,190,612
7.400%, 01/15/11	2,006,000	2,134,418
Bank One Corp. 8.000%, 04/29/27	100,000	117,222
HBOS Capital Funding, L.P. 6.071%, 06/30/49 (a)	550,000	535,841
Nordea Bank 5.424%, 12/29/49	610,000	559,749
RBS Capital Trust II 6.425%, 12/29/49 (c)	2,300,000	2,147,726
U.S. Bancorp 7.500%, 06/01/26	400,000	455,518
Unicredito Italiano Capital Trust 9.200%, 10/05/49	1,412,000	1,570,601
Wachovia Bank Commercial Mortage Trust 5.491%, 12/15/44	1,437,000	1,376,499
Wachovia Corp. 5.250%, 08/01/14	2,834,000	2,702,953
Wells Fargo & Co. 5.125%, 09/15/16 (a)	834,000	778,297
Wells Fargo Bank N.A. 4.750%, 02/09/15	1,950,000	1,800,363

		16,766,268

Commercial Mortgage-Backed Securities—1.9%
Greenwich Capital Commercial Funding Corp. 5.224%, 04/10/37	1,313,869	1,253,227
Banc of America Commercial Mortgage, Inc. 4.857%, 07/10/42	1,750,000	1,627,665
5.354%, 09/10/47	1,449,133	1,382,379
BlackRock Capital Finance, L.P. 7.750%, 09/25/26	138,617	134,131
Chase Commercial Mortgage Securities Corp. 7.543%, 07/15/32	166,481	169,217
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.400%, 07/15/44	1,200,000	1,164,822
Countrywide Commercial Mortgage Trust 5.670%, 02/12/39	560,000	544,423
Criimi Mae CMBS Corp. 6.701%, 06/20/30 (c)	420,000	420,625
Criimi Mae Commercial Mortgage Trust (144A) 7.000%, 06/02/33	1,492,488	1,493,654
CS First Boston Mortgage Securities Corp. 6.550%, 01/17/35	241,459	243,560
Deutsche Mortgage & Asset Receiving Corp. 6.538%, 06/15/31	768,545	775,137
GE Capital Commercial Mortgage Corp. 5.519%, 03/10/44 (c)	1,000,000	961,001
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	34,326

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Greenwich Capital Commercial Funding Corp. 4.305%, 08/10/42	$326,945	$313,203
4.915%, 01/05/36 (c)	500,000	472,951
5.317%, 06/10/36 (c)	1,341,434	1,295,398
6.110%, 06/10/16	1,125,000	1,131,152
JPMorgan Chase Commercial Mortgage Securities Corp. 4.948%, 09/12/37 (c)	1,400,000	1,303,384
5.038%, 03/15/46	480,060	452,630
5.382%, 05/15/41 (c)	1,292,933	1,243,170
5.472%, 01/12/43 (c)	1,855,000	1,783,918
JPMorgan Commercial Mortgage Finance Corp. 4.780%, 07/15/42	1,384,000	1,273,490
Lehman Brothers Commercial Conduit Mortgage Trust 6.480%, 02/18/30	223,943	225,346
Merrill Lynch Mortgage Trust 5.844%, 05/12/39	2,010,000	1,982,094
Morgan Stanley Capital I, Inc. 5.150%, 06/13/41	250,000	239,821
5.168%, 01/14/42	199,571	190,061
Morgan Stanley Capital I, Inc. (144A) 0.726%, 11/15/30 (c) (f)	36,473,350	561,784
Multi-Family Capital Access One, Inc. 6.650%, 01/15/24	286,848	290,795
Residential Asset Mortgage Products, Inc. 4.971%, 09/25/34	752,000	724,419
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,441,082	1,339,564
Structured Asset Securities Corp. 4.670%, 03/25/35	794,929	782,053
The Bear Stearns Commercial Mortgage Securities, Inc. 4.680%, 08/13/39	150,000	140,183
5.116%, 02/11/41	1,332,663	1,263,149
TIAA Retail Commercial Mortgage Trust (144A) 7.170%, 01/15/32	111,531	112,396
Wachovia Bank Commercial Mortgage Trust 4.847%, 10/15/41	2,245,000	2,089,516
4.935%, 04/15/42	1,750,000	1,636,103
5.083%, 03/15/42 (c)	1,748,241	1,650,961
5.370%, 10/15/44 (c)	1,347,000	1,282,521
5.962%, 06/15/45 (c)	1,530,000	1,538,247

		35,522,476

Commercial Services & Supplies—0.2%
Cendant Corp. 6.875%, 08/15/06	1,566,000	1,567,539
USA Waste Services, Inc. 7.000%, 07/15/28	1,464,000	1,517,596
Waste Management, Inc. 7.375%, 08/01/10	1,061,000	1,119,173

		4,204,308

Communications Equipment—0.1%
Cisco Systems, Inc. 5.500%, 02/22/16	1,229,000	1,180,119

Construction & Engineering—0.0%
CRH America, Inc. 6.950%, 03/15/12	309,000	320,489

*See accompanying notes to financial statements.

MSF-316

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Consumer Finance—0.0%
Dean Witter Discover & Co. 6.750%, 01/01/16 (a)	$260,000	$267,966

Diversified Financial Services—0.2%
Citigroup, Inc. 5.000%, 09/15/14	1,192,000	1,115,673
General Electric Capital Corp. 5.450%, 01/15/13	572,000	562,235
6.750%, 03/15/32 (a)	424,000	452,588
8.500%, 07/24/08 (a)	553,000	581,886
8.750%, 05/21/07	313,000	321,064
HSBC Finance Corp. 5.250%, 01/14/11 (a)	1,300,000	1,269,685

		4,303,131

Diversified Telecommunication Services—0.3%
BellSouth Corp. 6.550%, 06/15/34	1,212,000	1,154,087
SBC Communications, Inc. 6.150%, 09/15/34	612,000	561,664
Telefonica Europe 7.750%, 09/15/10	650,000	689,550
Verizon New York, Inc. 6.875%, 04/01/12 (a)	3,102,000	3,143,235

		5,548,536

Electric Utilities—0.7%
Duke Capital, LLC 8.000%, 10/01/19	753,000	851,376
Entergy Louisiana, LLC 8.090%, 01/02/17	712,313	725,462
Exelon Generation Co., LLC 6.950%, 06/15/11	1,499,000	1,562,943
FirstEnergy Corp. 6.450%, 11/15/11 (a)	1,926,000	1,959,747
MidAmerican Energy Holdings Co. 3.500%, 05/15/08	694,000	665,836
5.875%, 10/01/12	768,000	761,844
6.125%, 04/01/36	602,000	562,738
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	740,928
Northeast Utilities 8.580%, 12/01/06	104,880	105,178
Oncor Electric Delivery Co. 7.000%, 09/01/22	1,325,000	1,373,133
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	101,289
Progress Energy, Inc. 7.100%, 03/01/11 (a)	1,893,000	1,974,689
PSE&G Power, LLC 5.500%, 12/01/15 (a)	727,000	685,713
6.950%, 06/01/12	560,000	581,040
System Energy Resources, Inc. (144A) 5.129%, 01/15/14	769,894	740,600

Security Description	Face Amount	Value*

Electric Utilities—(Continued)
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	$50,000	$47,880
Virginia Electric & Power Co. 5.375%, 02/01/07	45,000	44,879

		13,485,275

Energy Equipment & Services—0.2%
Halliburton Co. 5.500%, 10/15/10	1,447,000	1,433,320
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	412,000	376,122
6.750%, 03/15/11	1,202,000	1,227,924
7.125%, 03/15/12	150,000	155,296
7.750%, 03/15/32 (a)	625,000	672,589

		3,865,251

Federal Agencies—15.1%
Federal Home Loan Bank 3.250%, 07/21/06	2,725,000	2,721,929
3.750%, 09/28/06	8,475,000	8,440,744
3.900%, 02/25/08	1,025,000	999,638
4.500%, 05/01/18	545,035	515,518
4.500%, 08/01/18	853,492	807,270
4.500%, 11/01/18	813,564	769,505
4.500%, 01/01/19	1,479,443	1,399,323
4.500%, 02/01/20	1,360,605	1,286,154
5.000%, 06/01/18	56,282	54,299
5.000%, 12/01/18	132,857	128,175
5.000%, 02/01/19	934,516	900,852
5.000%, 05/01/19	732,001	705,931
5.000%, 06/01/19	399,592	385,197
5.000%, 03/01/34	502,834	471,107
5.000%, 04/01/34	527,469	494,187
5.000%, 08/01/35	977,426	913,529
5.000%, 09/01/35	966,631	903,440
5.000%, 10/01/35	2,382,742	2,226,976
5.500%, 01/01/19	177,567	174,333
5.500%, 04/01/19	90,834	89,238
5.500%, 06/01/19	69,693	68,424
5.500%, 07/01/19	257,856	253,160
5.500%, 12/01/19	99,080	97,276
5.500%, 12/01/20	156,261	153,316
5.500%, 08/01/25	1,064,449	1,033,006
5.500%, 09/01/25	952,304	924,174
5.500%, 12/01/33	2,417,104	2,331,848
5.500%, 01/01/34	2,369,127	2,285,564
5.500%, 04/01/34	351,707	338,703
5.500%, 10/01/34	224,436	216,137
5.500%, 11/01/34	314,518	302,889
5.500%, 12/01/34	433,970	417,924
5.500%, 10/01/35	852,167	819,031
6.000%, 04/01/16	164,060	164,361
5.500%, 05/01/33	70,844	68,343
5.500%, 06/01/33	5,461,411	5,268,626

*See accompanying notes to financial statements.

MSF-317

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.000%, 04/01/17	$282,982	$283,537
6.000%, 07/01/17	161,880	162,197
6.000%, 10/01/17	209,854	210,265
6.000%, 08/01/19	1,164,367	1,166,927
6.000%, 09/01/19	349,824	350,593
6.000%, 11/01/19	192,004	192,423
6.000%, 05/01/21	597,973	599,300
6.000%, 02/01/23	1,101,560	1,097,679
6.000%, 12/01/25	477,014	473,962
6.000%, 02/01/26	504,614	501,386
6.000%, 04/01/34	315,115	310,887
6.000%, 07/01/34	907,281	895,106
6.000%, 08/01/34	5,259,442	5,188,864
6.000%, 09/01/34	97,326	96,020
6.000%, 03/01/36	779,742	767,827
6.500%, 05/01/34	229,861	231,307
6.500%, 06/01/34	309,327	311,273
6.500%, 08/01/34	1,025,291	1,031,740
6.500%, 10/01/34	1,114,365	1,124,841
Federal Home Loan Mortgage Corp. 3.750%, 11/15/06	3,082,000	3,063,086
4.125%, 11/18/09	3,100,000	2,974,462
4.125%, 07/12/10 (a)	787,000	748,653
4.500%, 08/01/19	81,108	76,670
4.500%, 04/01/35	1,484,545	1,348,738
5.000%, 12/01/17	41,146	39,697
5.000%, 05/01/18	380,511	367,101
5.000%, 09/01/33	3,562,624	3,343,172
5.000%, 11/01/33	1,727,376	1,620,973
5.000%, 05/01/35	656,161	613,266
5.000%, 08/01/35	691,145	645,963
5.000%, 10/01/35	2,923,951	2,732,804
5.500%, 08/01/19	86,489	84,914
5.500%, 02/01/20	39,154	38,416
5.500%, 06/01/25	1,569,933	1,523,069
5.500%, 07/01/25	695,246	674,492
5.500%, 05/01/33	3,384,006	3,264,646
5.500%, 05/01/35	190,280	182,881
5.500%, 07/01/35	1,371,305	1,317,983
5.500%, 09/01/35	526,515	506,042
6.000%, 07/01/35	489,256	482,013
6.000%, 08/01/35	611,691	602,636
6.500%, 11/01/34	474,606	477,591
Federal National Mortgage Association 3.000%, 03/02/07	2,118,000	2,083,045
3.250%, 07/31/06	3,350,000	3,344,359
4.010%, 08/01/13	153,275	139,498
4.019%, 08/01/13	758,872	692,291
4.500%, 04/01/18	697,251	660,569
4.500%, 06/01/18	1,483,631	1,405,578
4.500%, 07/01/18	1,939,815	1,837,763
4.500%, 03/01/19	967,528	915,681
4.500%, 06/01/19	3,400,457	3,218,238
4.500%, 04/01/20	802,453	759,452
4.500%, 05/01/20	323,275	305,573
4.500%, 07/01/20	423,055	400,385

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
4.500%, 02/01/35	$574,604	$522,223
4.500%, 03/01/35	2,300,494	2,085,590
4.518%, 05/01/14 (c)	1,340,474	1,249,587
4.621%, 04/01/13	113,199	107,135
4.630%, 04/01/14	379,647	355,753
4.760%, 10/01/15	178,366	166,229
4.845%, 06/01/13	95,656	91,216
4.847%, 08/01/14 (c)	810,927	769,999
4.880%, 03/01/20	509,493	492,476
4.925%, 04/01/15 (c)	2,401,750	2,283,353
4.940%, 08/01/15	50,000	47,661
4.980%, 09/01/15	59,429	56,560
5.000%, 11/01/17	1,071,654	1,034,470
5.000%, 02/01/18	4,017,826	3,878,415
5.000%, 11/01/18	83,770	80,859
5.000%, 12/01/18	2,588,752	2,498,808
5.000%, 06/01/19	1,954,244	1,885,045
5.000%, 07/01/19	1,605,707	1,548,850
5.000%, 09/01/19	1,096,137	1,057,323
5.000%, 11/01/19	289,507	279,256
5.000%, 12/01/19	86,012	82,967
5.000%, 01/01/20	107,167	103,245
5.000%, 03/01/20	410,371	395,351
5.000%, 05/01/20	676,024	651,281
5.000%, 07/01/20	2,041,785	1,967,054
5.000%, 11/01/33	529,234	497,110
5.000%, 03/01/34	1,710,981	1,606,416
5.000%, 04/01/34	518,782	486,490
5.000%, 05/01/34	554,587	520,067
5.000%, 06/01/34	522,321	489,810
5.000%, 08/01/34	587,342	550,784
5.000%, 09/01/34	2,068,187	1,939,456
5.000%, 11/01/34	342,047	320,757
5.000%, 12/01/34	250,106	234,539
5.000%, 06/01/35	1,070,841	1,001,782

5.000%, 07/01/35	6,922,335	6,475,117
5.000%, 08/01/35	1,343,907	1,257,057
5.250%, 04/15/07 (a)	1,866,000	1,861,602
5.370%, 02/01/13	394,205	386,875
5.480%, 11/01/15	487,290	479,082
5.500%, 11/01/17	1,712,909	1,684,559
5.500%, 12/01/17	291,934	287,103
5.500%, 01/01/18	957,318	941,473
5.500%, 02/01/18	930,085	914,317
5.500%, 12/01/18	388,412	381,827
5.500%, 06/01/19	1,554,361	1,526,994
5.500%, 07/01/19	2,198,229	2,159,523
5.500%, 08/01/19	526,735	517,461
5.500%, 09/01/19	1,299,146	1,276,270
5.500%, 11/01/19	271,843	267,057
5.500%, 12/01/19	270,341	265,581
5.500%, 01/01/21	670,400	658,169
5.500%, 05/01/25	930,269	902,549
5.500%, 06/01/25	631,734	612,909
5.500%, 02/01/33	937,628	904,530
5.500%, 04/01/33	310,564	299,601

*See accompanying notes to financial statements.

MSF-318

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.500%, 07/01/33	$3,368,092	$3,249,200
5.500%, 11/01/33	2,028,736	1,957,122
5.500%, 12/01/33	434,364	419,031
5.500%, 01/01/34	1,526,285	1,472,408
5.500%, 02/01/34	2,208,348	2,129,598
5.500%, 03/01/34	256,504	247,240
5.500%, 04/01/34	746,622	719,152
5.500%, 05/01/34	3,045,333	2,932,814
5.500%, 06/01/34	3,986,375	3,839,088
5.500%, 07/01/34	3,508,719	3,379,080
5.500%, 08/01/34	1,461,142	1,407,156
5.500%, 09/01/34	8,211,132	7,907,751
5.500%, 10/01/34	6,114,131	5,888,228
5.500%, 11/01/34	10,744,044	10,347,078
5.500%, 12/01/34	5,532,091	5,327,695
5.500%, 01/01/35	7,091,126	6,829,126
5.500%, 02/01/35	2,580,080	2,482,034
5.500%, 03/01/35	4,017,748	3,861,748
5.500%, 04/01/35	2,540,795	2,442,142
5.500%, 05/01/35	136,823	131,510
5.500%, 07/01/35	499,994	480,580
5.500%, 08/01/35	2,115,747	2,033,598
5.500%, 09/01/35	2,047,069	1,967,619
5.500%, 10/01/35	326,656	313,999
5.500%, 04/01/36	1,394,571	1,340,423
5.722%, 02/01/09	1,400,000	1,394,097
6.000%, 05/15/08 (a)	4,179,000	4,216,920
6.000%, 05/15/11 (a)	1,473,000	1,504,748
6.000%, 07/01/16	644,953	647,293
6.000%, 01/01/17	712,854	715,578
6.000%, 02/01/17	695,679	698,202
6.000%, 07/01/17	1,092,335	1,096,297
6.000%, 08/01/17	115,629	116,071
6.000%, 09/01/17	526,571	528,583
6.000%, 03/01/18	94,863	95,225
6.000%, 11/01/18	589,012	591,148
6.000%, 01/01/21	759,773	762,909
6.000%, 02/01/21	909,618	913,372
6.000%, 05/01/21	1,154,923	1,159,689
6.000%, 01/01/23	124,280	123,802
6.000%, 11/01/25	832,941	827,469
6.000%, 02/01/32	2,006,235	1,983,245
6.000%, 03/01/34	187,789	185,925
6.000%, 04/01/34	2,672,782	2,636,693
6.000%, 05/01/34	221,389	218,340
6.000%, 06/01/34	2,961,548	2,920,758
6.000%, 07/01/34	3,168,756	3,125,111
6.000%, 08/01/34	7,588,591	7,484,069
6.000%, 10/01/34	178,186	175,732
6.000%, 11/01/34	371,505	366,387
6.000%, 12/01/34	189,826	187,211
6.000%, 04/01/35	78,299	77,126
6.000%, 12/01/35	1,150,479	1,133,251
6.000%, 02/01/36	2,613,753	2,574,229
6.000%, 04/01/36	1,904,815	1,875,112

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.330%, 03/01/11	$181,456	$184,565
6.500%, 05/01/08	634,277	638,011
6.500%, 06/01/31	537,069	541,968
6.500%, 07/01/31	245,563	247,802
6.500%, 08/01/31	171,235	172,797
6.500%, 09/01/31	753,647	760,521
6.500%, 02/01/32	611,661	617,240
6.500%, 05/01/32	238,612	240,718
6.500%, 07/01/32	1,227,865	1,239,324
6.500%, 08/01/32	1,072,365	1,081,829
6.500%, 01/01/33	489,619	493,940
6.500%, 04/01/34	920,348	926,914
6.500%, 06/01/34	281,428	283,078
6.500%, 08/01/34	379,896	382,123
6.500%, 03/01/36	1,094,450	1,100,299
6.500%, 04/01/36	599,290	602,493
6.500%, 05/01/36	747,460	751,454
6.625%, 09/15/09 (a)	3,886,000	4,017,533
7.500%, 10/01/29	130,794	135,601
7.500%, 02/01/30	84,385	87,562
7.500%, 11/01/31	335,062	346,570
7.500%, 02/01/32	86,472	89,442

		280,397,330

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,596,726

Food Products—0.0%
General Mills, Inc. 6.000%, 02/15/12 (a)	23,000	23,135

Foreign Government—0.1%
Arab Republic of Egypt 4.450%, 09/15/15	403,000	373,033
State of Israel 4.625%, 06/15/13	95,000	87,979
United Mexican States 5.625%, 01/15/17	908,000	844,440
6.375%, 01/16/13	1,018,000	1,020,545
6.625%, 03/03/15	90,000	91,125
7.500%, 04/08/33	527,000	559,938

		2,977,060

Government Agency—1.2%
Financing Corp. 9.650%, 11/02/18	430,000	582,284
Government National Mortgage Association 4.500%, 07/20/33	172,987	157,351
4.500%, 09/15/33	684,454	629,643
4.500%, 09/20/33	87,938	79,989
4.500%, 12/20/34	86,325	78,460
4.500%, 03/20/35	452,245	410,662
5.000%, 07/20/33	350,291	329,776
5.500%, 09/15/34	1,101,402	1,068,499

*See accompanying notes to financial statements.

MSF-319

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Government Agency—(Continued)
5.000%, 03/15/34	$339,562	$321,751
5.000%, 06/15/34	552,296	523,326
5.000%, 12/15/34	332,056	314,638
5.000%, 06/15/35	113,474	107,429
5.500%, 11/15/32	1,001,528	972,258
5.500%, 08/15/33	4,974,278	4,827,528
5.500%, 09/15/34	247,789	240,387
5.500%, 02/15/35	108,141	104,868
5.500%, 10/15/35	679,173	658,618
6.000%, 12/15/28	249,067	247,819
6.000%, 12/15/31	283,805	281,964
6.000%, 03/15/32	11,628	11,551
6.000%, 10/15/32	1,056,664	1,049,751
6.000%, 01/15/33	230,024	228,487
6.000%, 02/15/33	12,401	12,318
6.000%, 04/15/33	1,099,499	1,092,153
6.000%, 08/15/33	11,598	11,521
6.000%, 07/15/34	916,598	910,250
6.000%, 09/15/34	612,013	607,774
6.000%, 02/20/35	697,376	690,188
6.000%, 04/20/35	384,175	380,216
6.500%, 11/20/35	614,548	620,046
6.500%, 02/20/36	396,969	400,472
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	1,852,185	1,702,482
4.770%, 04/01/24	97,026	91,246
4.950%, 03/01/25	571,963	549,813
4.990%, 09/01/24 (c)	307,269	292,669
5.090%, 10/01/25	244,228	232,910
5.110%, 08/01/25 (c)	747,425	714,638
5.180%, 05/01/24 (c)	158,586	153,045
5.390%, 12/01/25	931,932	905,880
5.520%, 06/01/24 (c)	505,135	497,444
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	98,000	103,301

		23,195,405

Health Care Providers & Services—0.1%
HCA, Inc. 6.950%, 05/01/12	1,142,000	1,114,739
8.750%, 09/01/10	294,000	309,954

		1,424,693

Hotels, Restaurants & Leisure—0.1%
Marriot International, Inc. 6.200%, 06/15/16	1,481,000	1,455,117

Independent Power Producers & Energy Traders—0.1%
TXU Energy Co. 7.000%, 03/15/13	1,297,000	1,323,897

Security Description	Face Amount	Value*

Insurance—0.4%
American International Group, Inc. 4.250%, 05/15/13	$2,154,000	$1,958,031
5.050%, 10/01/15	1,400,000	1,306,067
Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	100,000	108,832
Fund American Cos., Inc. 5.875%, 05/15/13	735,000	705,230
SunAmerica Institutional Funding 5.750%, 02/16/09	816,000	816,464
The Allstate Corp. 5.550%, 05/09/35	1,326,000	1,158,501
The St. Paul Travelers Cos., Inc. 5.500%, 12/01/15	938,000	885,970
5.750%, 03/15/07	85,000	85,024

		7,024,119

Machinery—0.1%
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,339,156

Media—0.5%
Cox Communications, Inc. 4.625%, 06/01/13 (a)	1,473,000	1,322,121
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	197,875
News America Holdings, Inc. 6.200%, 12/15/34	438,000	397,481
8.500%, 02/23/25	722,000	815,954
TCI Communications Financing III 9.650%, 03/31/27	3,627,000	3,867,307
The Walt Disney Co. 6.375%, 03/01/12	1,670,000	1,713,679

		8,314,417

Metals & Mining—0.0%
Alcan, Inc. 5.000%, 06/01/15	322,000	297,507

Multi-Utilities—0.1%
Centerpoint Energy Resources Corp. 7.875%, 04/01/13	693,000	753,290
Dominion Resources, Inc. 5.150%, 07/15/15	1,506,000	1,384,329
Pacific Gas & Electric Co. 4.800%, 03/01/14	397,000	369,946

		2,507,565

Oil, Gas & Consumable Fuels—0.3%
Devon Financing Corp. 6.875%, 09/30/11	460,000	478,263
Ocean Energy, Inc. 7.250%, 10/01/11	1,486,000	1,566,348

*See accompanying notes to financial statements.

MSF-320

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Valero Energy Corp. 6.875%, 04/15/12	$2,023,000	$2,099,453
XTO Energy, Inc. 5.650%, 04/01/16	1,830,000	1,735,279

		5,879,343

Paper & Forest Products—0.0%
MeadWestvaco Corp. 6.800%, 11/15/32 (a)	607,000	568,693
6.850%, 04/01/12	35,000	35,620

		604,313

Pharmaceuticals—0.2%
Allergan, Inc. 5.750%, 04/01/16	1,430,000	1,389,460
Cardinal Health, Inc. 5.850%, 12/15/17	1,443,000	1,375,866
Wyeth 5.500%, 03/15/13 (c)	1,417,000	1,379,486

		4,144,812

Real Estate—0.7%
Boston Properties, Inc. (REIT) 5.000%, 06/01/15	200,000	183,473
EOP Operating, LP 6.763%, 06/15/07	175,000	176,379
6.800%, 01/15/09	2,386,000	2,436,471
8.100%, 08/01/10	1,000,000	1,075,329
HRPT Properties Trust (REIT) 6.250%, 08/15/16	1,379,000	1,351,740
Prologis (REIT) 5.750%, 04/01/16	1,743,000	1,680,217
Simon Property Group, L.P. (REIT) 5.100%, 06/15/15	602,000	556,376
6.375%, 11/15/07	1,152,000	1,156,795
Socgen Real Estate Co., LLC 7.640%, 12/29/49	1,555,000	1,587,958
Vornado Realty, L.P. (REIT) 4.750%, 12/01/10	530,000	503,602
5.625%, 06/15/07	2,454,000	2,443,602

		13,151,942

Road & Rail—0.1%
CSX Corp. 6.750%, 03/15/11	574,000	595,578
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	393,391
Union Pacific Corp. 6.125%, 01/15/12	400,000	404,354

		1,393,323

Security Description	Face Amount	Value*

Specialty Retail—0.2%
Fortune Brands, Inc. 5.125%, 01/15/11	$1,435,000	$1,374,363
Limited Brands 5.250%, 11/01/14 (a)	1,727,000	1,577,324
May Department Stores Co. 5.750%, 07/15/14 (a)	1,400,000	1,359,750

		4,311,437

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 6.250%, 05/15/16	1,648,000	1,615,262
Countrywide Home Loans, Inc. 5.500%, 08/01/06	167,000	167,013

		1,782,275

U.S. Treasury—12.6%
United States Treasury Bonds 5.375%, 02/15/31 (a)	15,984,000	16,259,980
6.250%, 08/15/23 (a)	3,748,000	4,133,635
7.875%, 02/15/21 (a)	350,000	440,398
8.000%, 11/15/21 (a)	434,000	555,045
8.875%, 02/15/19 (a)	281,000	373,379
9.875%, 11/15/15 (a)	1,615,000	2,173,625
10.375%, 11/15/12	1,221,000	1,303,132
United States Treasury Notes 3.000%, 11/15/07 (a)	3,677,000	3,569,992
3.125%, 04/15/09 (a)	21,753,000	20,633,069
3.250%, 08/15/07 (a)	3,344,000	3,271,763
3.500%, 11/15/06 (a)	315,000	312,994
3.875%, 02/15/13 (a)	1,294,000	1,204,532
4.000%, 06/15/09 (a)	203,000	196,759
4.000%, 11/15/12 (a)	3,625,000	3,407,217
4.125%, 05/15/15 (a)	2,461,000	2,285,174
4.250%, 11/15/13 (a)	5,704,000	5,397,855
4.250%, 08/15/15 (a)	4,077,000	3,814,702
4.375%, 05/15/07 (a)	2,305,000	2,287,353
4.500%, 02/15/16 (a)	1,474,000	1,402,372
4.750%, 11/15/08 (a)	10,722,000	10,626,092
4.750%, 05/15/14 (a)	1,341,000	1,308,156
5.000%, 02/15/11 (a)	19,097,000	19,050,002
5.500%, 02/15/08 (a)	753,000	756,941
5.625%, 05/15/08 (a)	53,502,998	53,925,190
6.000%, 02/15/26 (a)	21,935,000	23,760,058
6.500%, 02/15/10	42,303,000	44,198,386
6.625%, 05/15/07	1,292,000	1,305,979
United States Treasury Notes (TII) 4.250%, 01/15/10 (a)	6,241,629	6,630,757

		234,584,537

Wireless Telecommunication Services—0.1%
Cingular Wireless, LLC 6.500%, 12/15/11	900,000	922,262

*See accompanying notes to financial statements.

MSF-321

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Yankee—1.1%
Barclays Bank, Plc. (144A) 6.860%, 09/29/49	$1,325,000	$1,325,001
Consumers International, Inc. 10.250%, 04/01/49 (d) (e)	50,000	0
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (c)	1,190,000	1,267,631
Diageo, Plc. 5.500%, 04/01/13 (a)	1,710,000	1,664,372
France Telecom S.A. 7.750%, 03/01/11 (c)	346,000	371,675
Hydro-Quebec 6.300%, 05/11/11	1,600,000	1,646,144
ING Groep NV 5.775%, 12/29/49 (a)	2,310,000	2,191,987
Mizuho, Ltd. 6.686%, 03/31/49	1,740,000	1,651,124
MUFG Capital Finance 6.346%, 07/29/49	1,211,000	1,168,118
Natexis AMBS Company, LLC 8.440%, 12/29/49	280,000	293,172
Nexen, Inc. 5.875%, 03/10/35	1,050,000	926,964
Norsk Hydro A/S 7.750%, 06/15/23	100,000	116,931
PCCW-HKTC Capital, Ltd. (144A) 6.000%, 07/15/13	568,000	538,723
Pemex Project Funding Master Trust 8.625%, 02/01/22	280,000	313,040
9.125%, 10/13/10	125,000	136,875

Security Description	Face Amount	Value*

Yankee—(Continued)
Telecom Italia Capital S.A. 5.250%, 11/15/13	$753,000	$696,124
6.000%, 09/30/34	864,000	745,993
UBS Preferred Funding Trust V 6.243%, 05/12/49 (a)	1,930,000	1,901,384
UFJ Finance Aruba AEC 6.750%, 07/15/13 (a)	1,320,000	1,375,151
WOORI Bank 6.125%, 05/03/16	2,120,000	2,089,854

		20,420,263

Total Fixed Income (Identified Cost $758,840,053)		734,623,150

Short Term Investments—0.9%

Commercial Paper—0.9%
Falcon Asset Securitization 5.280%, 07/03/06	2,062,000	2,061,395
Yorktown Capital, LLC 5.270%, 07/03/06	14,704,000	14,699,695

Total Short Term Investments (Identified Cost $16,761,090)		16,761,090

Total Investments—99.2% (Identified Cost $1,776,063,588) (g)		1,845,735,423
Other assets less liabilities		15,128,242

Total Net Assets—100%		$1,860,863,665

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $229,411,620 and the collateral received consisted of cash in the amount of $192,913,334 and securities with a market value of $ 40,563,492.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2006.
(d)	Zero Valued Security.
(e)	Non-Income Producing; Defaulted Bond.
(f)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(g)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,776,063,588 and the composition of unrealized appreciation and depreciation of investment securities was $135,446,236 and $(65,774,401), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2006, the market value of 144A securities was $13,999,571, which is 0.8% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-322

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$1,845,735,423
Cash		7,345
Foreign cash at value		308
Collateral for securities loaned		233,476,826
Receivable for:
Securities sold		12,563,480
Fund shares sold		1,849,986
Accrued interest and dividends		9,323,831
Foreign taxes		33,246

Total Assets		2,102,990,445
Liabilities
Payable for:
Fund shares redeemed	$2,516,575
Securities purchased	4,664,364
Withholding taxes	3,313
Return of collateral for securities loaned	233,476,826
Accrued expenses:
Management fees	801,007
Service and distribution fees	264,191
Deferred directors’ fees	64,690
Other expenses	335,814

Total Liabilities		242,126,780

Net Assets		$1,860,863,665

Net assets consists of:
Capital paid in		$1,801,118,132
Undistributed net investment income		5,432,888
Accumulated net realized losses		(15,367,133)
Unrealized appreciation on investments and foreign currency		69,679,778

Net Assets		$1,860,863,665

Computation of offering price:
Class A
Net asset value and redemption price per share ($267,337,201 divided by 1,881,069 shares outstanding)		$142.12

Class B
Net asset value and redemption price per share ($182,607,683 divided by 1,295,131 shares outstanding)		$141.00

Class E
Net asset value and redemption price per share ($84,478,538 divided by 596,303 shares outstanding)		$141.67

Class F
Net asset value and redemption price per share ($1,326,440,243 divided by 9,387,568 shares outstanding)		$141.30

Identified cost of investments		$1,776,063,588

Identified cost of foreign cash		$311

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$6,491,256	(a)
Interest		7,064,462	(b)

		13,555,718
Expenses
Management fees	$2,496,700
Service and distribution fees—Class B	211,436
Service and distribution fees—Class E	65,923
Service and distribution fees—Class F	445,495
Directors’ fees and expenses	7,847
Custodian	179,401
Audit and tax services	15,842
Legal	9,640
Printing	92,887
Insurance	4,484
Miscellaneous	5,316

Total expenses	3,534,971
Expense reductions	(16,759)	3,518,212

Net Investment Income		10,037,506

Realized and Unrealized Gain
Realized gain on:
Investments—net	16,298,191
Foreign currency transactions—net	19,192	16,317,383

Unrealized appreciation on:
Investments—net	44,390,272
Foreign currency transactions—net	8,569	44,398,841

Net gain		60,716,224

Net Increase in Net Assets From Operations		$70,753,730

(a)	Net of foreign taxes of $42,676.
(b)	Includes income on securities loaned of $22,694.

See accompanying notes to financial statements.

MSF-323

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$10,037,506	$11,998,973
Net realized gain	16,317,383	15,553,882
Unrealized appreciation (depreciation)	44,398,841	(12,764,606)

Increase in net assets from operations	70,753,730	14,788,249

From Distributions to Shareholders
Net investment income
Class A	(9,353,948)	(4,703,791)
Class B	(5,663,220)	(1,973,530)
Class E	(3,000,726)	(1,482,414)

	(18,017,894)	(8,159,735)

Net realized gain
Class A	(5,851,759)	(2,982,672)
Class B	(3,895,024)	(1,444,579)
Class E	(1,986,975)	(1,051,155)

	(11,733,758)	(5,478,406)

Total distributions	(29,751,652)	(13,638,141)

Increase in net assets from capital share transactions	1,309,043,243	47,905,874

Total increase in net assets	1,350,045,321	49,055,982

Net Assets
Beginning of the period	510,818,344	461,762,362

End of the period	$1,860,863,665	$510,818,344

Undistributed Net Investment Income
End of the period	$5,432,888	$13,413,276

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	238,737	$34,936,653	331,621	$48,468,815
Reinvestments	105,911	15,205,707	54,421	7,686,463
Redemptions	(231,657)	(34,265,431)	(435,176)	(63,611,821)

Net increase (decrease)	112,991	$15,876,929	(49,134)	$(7,456,543)

Class B
Sales	269,306	$39,311,874	568,687	$82,389,685
Reinvestments	67,075	9,558,244	24,392	3,418,109
Redemptions	(122,736)	(18,049,832)	(216,764)	(31,402,693)

Net increase	213,645	$30,820,286	376,315	$54,405,101

Class E
Sales	58,605	$8,610,599	178,877	$26,041,200
Reinvestments	34,840	4,987,701	17,995	2,533,569
Redemptions	(112,214)	(16,504,723)	(189,586)	(27,617,453)

Net increase (decrease)	(18,769)	$(2,906,423)	7,286	$957,316

Class F
Sales	918,305	$131,849,079	0	$0
Shares issued through acquisition	8,939,066	1,200,395,074	0	0
Redemptions	(469,803)	(66,991,702)	0	0

Net increase	9,387,568	$1,265,252,451	0	$0

Increase derived from capital share transactions	9,695,435	$1,309,043,243	334,467	$47,905,874

See accompanying notes to financial statements.

MSF-324

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$147.99		$147.96	$138.13	$119.83	$141.92	$185.92

Income From Investment Operations
Net investment income	1.71		3.84	3.60	3.30	3.89	4.60
Net realized and unrealized gain (loss) on investments	1.34		0.46	11.53	16.79	(10.18)	(11.61)

Total from investment operations	3.05		4.30	15.13	20.09	(6.29)	(7.01)

Less Distributions
Distributions from net investment income	(5.49)		(2.61)	(4.52)	(1.79)	(4.47)	(6.60)
Distributions from net realized capital gains	(3.43)		(1.66)	(0.78)	0.00	(11.33)	(30.39)

Total distributions	(8.92)		(4.27)	(5.30)	(1.79)	(15.80)	(36.99)

Net Asset Value, End of Period	$142.12		$147.99	$147.96	$138.13	$119.83	$141.92

Total Return (%)	1.9	(b)	3.1	11.3	17.0	(5.4)	(3.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.59	(c)	0.66	0.64	0.69	0.66	0.63
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.58	(c)	0.65	0.63	0.69	N/A	N/A
Ratio of net investment income to average net assets (%)	2.11	(c)	2.53	2.60	2.55	2.98	2.96
Portfolio turnover rate (%)	53	(c)	47	89	62	91	160
Net assets, end of period (000)	$267,337		$261,653	$268,870	$148,601	$133,092	$157,716

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$146.58		$146.59	$136.93	$119.01	$129.24

Income From Investment Operations
Net investment income	1.44		2.75	3.64	2.53	0.99
Net realized and unrealized gain (loss) on investments	1.40		1.16	11.01	17.11	(11.22)

Total from investment operations	2.84		3.91	14.65	19.64	(10.23)

Less Distributions
Distributions from net investment income	(4.99)		(2.26)	(4.21)	(1.72)	0.00
Distributions from net realized capital gains	(3.43)		(1.66)	(0.78)	0.00	0.00

Total distributions	(8.42)		(3.92)	(4.99)	(1.72)	0.00

Net Asset Value, End of Period	$141.00		$146.58	$146.59	$136.93	$119.01

Total Return (%)	1.8	(b)	2.9	11.0	16.7	(7.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)	0.91	0.89	0.94	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	(c)	0.90	0.88	0.94	N/A
Ratio of net investment income to average net assets (%)	1.87	(c)	2.29	2.39	2.30	2.75	(c)
Portfolio turnover rate (%)	53	(c)	47	89	62	91
Net assets, end of period (000)	$182,608		$158,528	$103,373	$29,582	$7,168
(a)	Commencement of operations was May 1, 2002, April 26, 2004 and May 1, 2006 for classes B, E and F, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-325

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004(a)
Net Asset Value, Beginning of Period	$147.36		$147.29	$135.61

Income From Investment Operations
Net investment income	1.72		3.46	2.33
Net realized and unrealized gain on investments	1.20		0.60	9.35

Total from investment operations	2.92		4.06	11.68

Less Distributions
Distributions from net investment income	(5.18)		(2.33)	0.00
Distributions from net realized capital gains	(3.43)		(1.66)	0.00

Total distributions	(8.61)		(3.99)	0.00

Net Asset Value, End of Period	$141.67		$147.36	$147.29

Total Return (%)	1.8	(b)	3.0	8.6	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	(c)	0.81	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.74	(c)	0.80	0.78	(c)
Ratio of net investment income to average net assets (%)	1.95	(c)	2.38	2.57	(c)
Portfolio turnover rate (%)	53	(c)	47	89
Net assets, end of period (000)	$84,479		$90,637	$89,519

	Class F
	Period ended June 30, 2006(a)
Net Asset Value, Beginning of Period	$143.80

Income From Investment Operations
Net investment income	0.51
Net realized and unrealized loss on investments	(3.01)

Total from investment operations	(2.50)

Net Asset Value, End of Period	$141.30

Total Return (%)	(1.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	(c)
Ratio of net investment income to average net assets (%)	2.17	(c)
Portfolio turnover rate (%)	53	(c)
Net assets, end of period (000)	$1,326,440

(a)	Commencement of operations was May 1, 2002, April 26, 2004 and May 1, 2006 for classes B, E and F, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-326

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—104.8% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.3%
L-3 Communications Holdings, Inc. 6.375%, 10/15/15	$100,000	$95,500
Northrop Grumman Corp.
4.079%, 11/16/06	3,900,000	3,877,731
7.125%, 02/15/11	1,000,000	1,052,279

		5,025,510

Asset Backed—16.3%
Ares VIII CLO, Ltd. (144A) 7.864%, 02/26/16 (a)	1,600,000	1,623,648
Bank of America Alternate Loan Trust 5.500%, 10/25/35	11,422,724	11,243,946
Bank One Credit Card Issuance Trust 4.859%, 12/15/10 (a)	9,175,000	9,191,821
BMW Vehicle Owner Trust 4.040%, 02/25/09 (a)	8,250,000	8,158,174
California Infrastructure Development Corp. 6.420%, 09/25/08	224,204	224,712
Capital Auto Receivables Asset 4.050%, 07/15/09 (a)	7,775,000	7,658,454
Capital One Mutli-Asset Execution Trust 5.261%, 09/15/11 (a)	1,000,000	1,004,005
Capital Transition Funding, LLC 5.010%, 01/15/10	4,010,406	3,985,059
Centex Home Equity Loan Trust 7.373%, 12/25/32 (a)	1,838,249	1,843,579
Chase Auto Owner Trust 5.340%, 07/15/10	12,000,000	11,960,093
Chase Credit Card Issuance Trust 5.071%, 07/15/11 (a)	11,380,000	11,376,472
Chase Funding Trust 5.833%, 04/25/32 (a)	2,600,000	2,591,729
Citibank Credit Card Issuance Trust 4.850%, 11/22/10	10,675,000	10,689,080
4.850%, 02/10/11	8,000,000	7,858,236
Credit Suisse First Boston 3.936%, 05/15/38 (a)	10,000,000	8,952,969
CWABS, Inc. 5.423%, 04/25/36 (a)	6,152,887	6,153,984
DaimlerChrysler Auto Owner Trust 3.490%, 12/08/08	10,350,000	10,238,173
First USA Credit Card Master Trust 5.402%, 05/17/10 (a)	10,169,000	10,186,729
Ford Credit Auto Owner Trust 3.480%, 11/15/08	8,843,937	8,750,435
4.170%, 01/15/09 (a)	7,700,000	7,620,424
4.300%, 08/15/09	10,665,000	10,476,872
Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10 (a)	380,627	378,724
Knollwood CDO, Ltd. (144A) 8.220%, 02/08/39 (a)	1,033,607	1,018,320
MBNA Credit Card Master Note Trust
3.300%, 07/15/10	6,715,000	6,482,789
4.950%, 06/15/09	4,000,000	3,991,682

Security Description	Face Amount	Value*

Asset Backed—(Continued)
5.071%, 09/15/11 (a)	$15,750,000	$15,750,000
5.403%, 01/25/36 (a)	6,146,830	6,148,049
6.550%, 12/15/08	1,350,000	1,350,731
7.000%, 02/15/12	1,125,000	1,174,116
Nissan Auto Receivables Owner Trust 5.160%, 02/15/10	13,000,000	12,913,131
Option One Mortgage Loan Trust 6.073%, 01/25/33 (a)	2,013,526	2,017,811
Residential Asset Securities Corp. 5.413%, 01/25/36 (a)	6,104,910	6,106,305
SLM Corp. 5.070%, 04/25/12 (a)	6,309,610	6,308,033
Structured Asset Investment Loan Trust 7.273%, 04/25/33 (a)	3,900,000	3,909,932
USAA Auto Owner Trust 3.160%, 02/17/09	3,375,956	3,334,859
4.630%, 05/15/12 (a)	7,875,000	7,694,427
Wachovia Auto Owner Trust 5.380%, 03/20/13	11,425,000	11,421,458
Wachovia Capital Corp. 5.800%, 03/15/42 (a)	2,540,000	2,464,821
Washington Mutual Asset Securities Corp. (144A) 5.150%, 05/25/36	7,380,000	7,225,501

		251,479,283

Automobiles—0.3%
DaimlerChrysler N.A. Holding Corp. 7.300%, 01/15/12	3,800,000	3,954,367
8.500%, 01/18/31	590,000	668,043

		4,622,410

Capital Markets—1.5%
AIG SunAmerica (144A) 5.850%, 08/01/08	2,900,000	2,910,339
JPMorgan Chase & Co. 5.350%, 03/01/07	6,520,000	6,506,693
Lehman Brothers Holdings, Inc. 4.800%, 03/13/14 (b)	3,700,000	3,420,720
MassMutual Global Funding II (144A) 2.550%, 07/15/08	4,400,000	4,139,186
Morgan Stanley 5.050%, 01/21/11	6,800,000	6,594,776

		23,571,714

Commercial Banks—4.2%
Atlantic Marine Corp. (144A) 5.343%, 12/01/50	150,000	132,893
Bank of America Corp. 5.375%, 06/15/14	3,100,000	3,000,729
5.470%, 03/24/09 (a)	8,225,000	8,227,722
Bank of New York 3.800%, 02/01/08	1,250,000	1,216,369
First National Bank of Boston 7.375%, 09/15/06	1,750,000	1,755,716

*See accompanying notes to financial statements.

MSF-327

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
HSBC Bank N.A. 3.870%, 06/07/07	$6,750,000	$6,637,991
5.875%, 11/01/34	2,300,000	2,100,930
Huntington National Bank 2.750%, 10/16/06	675,000	669,689
Nationwide Building Society 2.625%, 01/30/07	1,325,000	1,302,731
Nationwide Building Society (144A) 4.250%, 02/01/10	1,370,000	1,304,402
Rabobank Capital Funding Trust (144A) 5.254%, 12/29/49 (a)	1,000,000	916,089
RBS Capital Trust I 4.709%, 12/29/49 (a)	1,975,000	1,785,155
Royal Bank of Scotland Group, Plc. 5.050%, 01/08/15	2,300,000	2,171,253
Simon Debartolo Group, L.P. 6.875%, 11/15/06	4,150,000	4,164,442
U.S. Bank, N.A. 2.850%, 11/15/06	2,200,000	2,178,715
2.870%, 02/01/07	4,800,000	4,721,654
4.400%, 08/15/08	2,290,000	2,239,796
4.950%, 10/30/14 (b)	2,300,000	2,154,458
USB Capital IX 6.189%, 03/29/49 (a)	1,195,000	1,168,579
Wachovia Bank National Association 4.800%, 11/01/14	1,500,000	1,385,183
Wachovia Corp. 4.375%, 08/15/08	1,365,000	1,330,732
5.489%, 03/23/09 (a)	4,800,000	4,796,597
5.510%, 11/03/14 (a)	4,100,000	4,132,706
Wells Fargo & Co. 4.200%, 01/15/10	1,335,000	1,275,753
4.625%, 08/09/10	2,765,000	2,667,321
4.875%, 01/12/11	940,000	910,735

		64,348,340

Commercial Mortgage-Backed Securities—15.4%
Bank of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	4,927,356
4.870%, 12/10/42 (a)	8,450,000	7,848,883
6.186%, 06/11/35	5,530,000	5,629,995
7.333%, 10/15/09	6,315,000	6,597,933
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	4,958,936	4,816,804
7.080%, 06/15/09	2,075,000	2,144,973
Chase Commerical Mortgage Security Corp. 7.319%, 10/15/32	2,370,000	2,488,327
Chase Issuance Trust 4.230%, 01/15/13 (a)	2,100,000	2,005,736
Commercial Mortgage Pass Through Certificates 5.167%, 06/10/44 (a)	7,050,000	6,677,945
Credit Suisse First Boston Mortgage Trust 4.940%, 12/15/35	7,295,000	6,958,633
CS First Boston Mortgage Securities Corp. 4.889%, 11/15/37 (a)	2,220,000	2,061,751

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
CWABS, Inc. 5.443%, 12/25/35 (c)	$7,594,519	$7,595,775
DLJ Commercial Mortgage Corp. 7.180%, 11/10/33	6,707,137	7,011,845
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	4,919,290
GGP Mall Properties Trust (144A) 5.558%, 11/15/11	3,905,845	3,902,008
GMAC Commercial Mortgage Services, Inc. 5.134%, 08/10/38 (a)	3,000,000	2,886,784
6.465%, 04/15/34	6,505,000	6,690,709
6.957%, 09/15/35	7,345,000	7,662,239
7.455%, 08/16/33	4,930,405	5,185,198
GS Mortgage Securities Corp. 4.751%, 07/10/39	1,850,000	1,709,784
GS Mortgage Securities Corp. II 5.553%, 04/10/38	2,400,000	2,341,997
Harborview Mortgage Loan Trust 5.562%, 11/19/35 (a)	6,209,274	6,229,219
Indymac MBS, Inc. 6.103%, 09/25/35 (a)	8,696,569	8,779,271
Irwin Land, LLC 5.400%, 12/15/47	1,650,000	1,456,092
JPMorgan Chase Commercial Mortgage Securities Corp. 4.922%, 01/15/42 (a)	8,600,000	8,005,692
4.996%, 08/15/42 (a)	2,300,000	2,150,203
JPMorgan Commercial Mortgage Finance Corp. 4.780%, 07/15/42	3,000,000	2,760,456
4.999%, 10/15/42 (a)	2,580,000	2,408,420
5.857%, 10/12/35	5,710,000	5,720,731
6.507%, 10/15/35	4,604,295	4,662,787
7.239%, 09/15/29	2,300,000	2,353,545
LB-UBS Commercial Mortgage Trust 3.881%, 08/15/29 (a)	3,775,276	3,646,006
4.071%, 09/15/26	4,537,936	4,360,066
4.559%, 07/17/12 (a)	4,075,000	3,891,332
4.806%, 02/15/40 (a)	3,600,000	3,326,133
5.642%, 12/15/25	7,266,991	7,263,322
7.950%, 05/15/25	5,480,000	5,854,088
Lehman Brothers Commercial Conduit Mortgage Trust 6.480%, 02/18/30	13,650,852	13,736,351
Morgan Stanley Capital I, Inc. (144A) 7.220%, 05/15/07	709,567	712,166
Morgan Stanley Capital, Inc. 6.210%, 11/15/31	1,417,310	1,428,756
Mortgage Capital Funding, Inc. 6.423%, 06/18/30	4,677,160	4,721,508
NationsLink Funding Corp. 6.476%, 08/20/30	1,385,205	1,399,437
6.795%, 08/20/30	1,325,000	1,351,125
Nomura Asset Securities Corp. 6.590%, 03/15/30	4,825,000	4,891,120

*See accompanying notes to financial statements.

MSF-328

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Salomon Brothers Commercial Mortgage Trust 6.592%, 12/18/33	$5,750,000	$5,904,404
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	5,860,000	6,033,460
Salomon Brothers Mortgage Securities VII, Inc. (144A) 6.134%, 02/18/34	292,069	291,789
UBS Westfield Trust (144A) 6.155%, 07/14/16	2,786,058	2,821,452
Wachovia Bank Commercial Mortgage Trust 3.477%, 08/15/41 (a)	3,387,805	3,276,666
4.935%, 04/15/42	4,950,000	4,627,834
Washington Mutual, Inc. 3.423%, 04/25/33 (a)	5,149,498	4,996,558
3.695%, 05/25/33 (a)	4,750,000	4,557,777
4.505%, 06/25/33 (a)	1,519,593	1,497,041

		237,178,772

Commercial Services & Supplies—0.0%
United Rentals, Inc. 6.500%, 02/15/12	125,000	118,125

Computers & Peripherals—0.0%
Sungard Data Systems, Inc. (144A) 9.431%, 08/15/13 (a)	40,000	41,850

Containers & Packaging—0.1%
Ball Corp. 6.875%, 12/15/12	815,000	798,700

Diversified Financial Services—4.7%
AES Ironwood, LLC 8.857%, 11/30/25	184,639	199,410
Allstate Financial Global Funding, LLC (144A) 5.250%, 02/01/07	1,500,000	1,496,850
American Real Estate Partners 7.125%, 02/15/13	125,000	120,000
8.125%, 06/01/12	225,000	224,438
Citigroup, Inc. 3.500%, 02/01/08	17,715,000	17,154,958
4.125%, 02/22/10	2,500,000	2,376,843
5.500%, 08/09/06	6,065,000	6,065,625
Credit Suisse USA, Inc. 3.875%, 01/15/09	3,600,000	3,453,311
6.125%, 11/15/11	1,600,000	1,621,398
Devon Financing Corp. 6.875%, 09/30/11	2,800,000	2,911,166
7.875%, 09/30/31	375,000	428,237
Ford Motor Credit Co. 5.700%, 01/15/10	600,000	525,562
General Electric Capital Corp. 3.125%, 11/09/06	4,850,000	4,808,925
4.125%, 09/01/09	4,480,000	4,291,150
5.000%, 11/15/11	16,940,000	16,383,538

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
General Motors Acceptance Corp. 6.125%, 02/01/07 (b)	$490,000	$487,981
6.125%, 08/28/07	340,000	336,444
6.150%, 04/05/07 (b)	490,000	487,134
Household Finance Corp. 6.400%, 06/17/08	3,010,000	3,050,039
JPMorgan Chase & Co. 5.250%, 05/01/15	2,100,000	1,979,435
Sprint Capital Corp. 6.125%, 11/15/08	3,900,000	3,930,549
8.375%, 03/15/12	200,000	220,980
8.750%, 03/15/32	195,000	235,151

		72,789,124

Diversified Telecommunication Services—1.1%
AT&T Broadband Corp. 8.375%, 03/15/13	1,330,000	1,477,151
Cincinnati Bell, Inc. 7.250%, 07/15/13 (b)	80,000	78,800
QWEST Corp. 8.579%, 06/15/13 (a)	415,000	438,863
SBC Communications, Inc. 6.450%, 06/15/34 (b)	2,100,000	1,996,180
SBC Communications, Inc. (144A) 4.389%, 06/05/21	3,900,000	3,846,219
Vodafone Group, Plc. 5.560%, 06/29/07 (a)	6,615,000	6,612,936
Wind Acquisition Finance, Inc. 10.750%, 12/01/15	475,000	504,688
Windstream Corp. (144A) 8.125%, 08/01/13	1,030,000	1,050,600
8.625%, 08/01/16	1,190,000	1,216,775

		17,222,212

Electric Utilities—0.7%
Dominion Resources, Inc. 7.195%, 09/15/14	875,000	919,325
8.125%, 06/15/10	1,900,000	2,039,071
Elwood Energy, LLC 8.159%, 07/05/26	307,933	333,200
Florida Power & Light Co. 5.625%, 04/01/34	475,000	436,124
Peco Energy Co. 4.750%, 10/01/12	947,000	890,355
PSEG Energy Holdings, LLC 8.625%, 02/15/08	2,000,000	2,050,000
SP PowerAssets Ltd. (144A) 5.000%, 10/22/13	4,600,000	4,328,701
Tenaska Alabama Partners, L.P. (144A) 7.000%, 06/30/21	83,747	81,621

		11,078,397

*See accompanying notes to financial statements.

MSF-329

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Electronic Equipment & Instruments—0.1%
Loral Corp. 7.000%, 09/15/23	$1,175,000	$1,263,032

Energy Equipment & Services—0.1%
Consolidated Natural Gas Co. 5.000%, 12/01/14	1,000,000	919,861
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	1,000,000	912,917
Northwest Pipeline Corp. 8.125%, 03/01/10	340,000	353,600
Targa Resources, Inc. (144A) 8.500%, 11/01/13	10,000	9,650
Transcontinental Gas Pipe Line Corp. 8.875%, 07/15/12	155,000	170,888

		2,366,916

Federal Agencies—39.5%
Federal Home Loan Bank 4.500%, 05/01/18	8,543,351	8,084,836
4.500%, 03/01/19	129,347	122,269
4.500%, 05/01/19	2,329,005	2,202,333
4.500%, 07/01/19	1,718,179	1,624,161
4.500%, 12/01/19	2,461,487	2,326,795
5.000%, 08/01/20	1,370,194	1,319,203
5.000%, 09/01/20	94,170	90,665
5.000%, 10/01/20 (a)	3,302,754	3,179,843
5.000%, 10/01/20	1,011,383	973,744
5.000%, 11/01/20 (a)	7,717,921	7,430,702
5.500%, 07/01/33	5,760,973	5,556,753
Federal Home Loan Mortgage Corp. 3.150%, 06/04/08	10,775,000	10,322,062
4.500%, 08/01/20	5,074,188	4,796,531
4.764%, 03/01/35 (a)	14,083,873	13,743,757
5.000%, 03/15/18	4,200,000	3,961,244
5.000%, 04/01/20	600,955	578,590
5.000%, 05/01/20	1,157,115	1,114,053
5.000%, 07/01/20	3,508,458	3,377,893
5.000%, 09/01/20 (a)	27,539,195	26,514,335
5.000%, TBA	1,000,000	933,750
5.500%, 06/25/28	3,270,000	3,243,623
5.500%, 03/15/34	8,222,689	8,127,626
5.500%, 05/15/34	7,131,206	7,041,001
6.000%, 03/25/27	10,214,512	10,243,922
9.000%, 12/01/09	33,659	34,362
Federal National Mortgage Association 2.750%, 07/23/07	9,575,000	9,305,875
3.000%, 03/02/07	4,235,000	4,165,106
4.000%, 10/16/06	18,275,000	18,197,423
4.000%, 02/09/07 (a)	7,450,000	7,381,736
4.000%, 01/26/09 (b)	14,975,000	14,461,223
4.000%, 05/01/19	4,434,496	4,096,627
4.000%, 06/01/19	6,565,505	6,065,273
4.500%, 10/01/18	1,964,126	1,860,794
4.500%, 02/01/35	1,312,216	1,189,634
4.500%, 03/01/35	826,609	749,390

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
4.500%, 09/01/35	$1,145,813	$1,038,775
4.500%, TBA	15,400,000	14,107,693
5.000%, 01/01/18	1,579,526	1,524,720
5.000%, 06/01/18	2,501,635	2,414,718
5.000%, 01/01/21	12,873,890	12,426,600
5.000%, 06/01/23	2,796,445	2,658,937
5.000%, 11/01/33	11,902,809	11,180,324
5.000%, 04/25/35 (d)	3,400,000	3,324,113
5.000%, 07/01/35	463,715	433,748
5.000%, 08/01/35	13,518,737	3,572,085
5.000%, 12/01/35	4,289,308	4,012,111
5.000%, TBA	22,000,000	20,900,624
5.125%, 01/02/14	7,600,000	7,293,918
5.500%, 04/01/17	138,004	135,720
5.500%, 05/01/19	39,999,998	39,337,974
5.500%, 08/01/19	21,267	20,893
5.500%, 03/01/20	717,888	704,790
5.500%, 05/01/20	139,487	136,942
5.500%, 10/01/20	497,913	488,829
5.500%, 02/01/21	137,506	134,997
5.500%, 03/01/21	853,217	837,514
5.500%, 01/01/24	1,635,618	1,592,423
5.500%, 09/25/24	13,666,262	13,593,791
5.500%, 02/15/27	12,430,916	12,348,150
5.500%, 05/25/27	2,870,675	2,854,567
5.500%, 04/25/30	5,386,416	5,350,447
5.500%, 04/01/33	3,554,389	3,428,920
5.500%, 11/01/33	3,506,848	3,383,058
5.500%, 02/01/34	11,410,887	11,008,087
5.500%, 04/01/34	1,066,935	1,029,273
5.500%, 05/25/34	5,085,671	5,016,445
5.500%, 11/01/34	5,480,746	5,278,246
5.500%, 02/01/35	18,128,867	17,491,468
5.500%, 05/01/35	2,349,989	2,258,744
5.500%, 06/01/35	3,295,643	3,167,681
5.500%, 07/25/35	4,276,833	4,224,542
5.500%, 08/01/35	5,871,444	5,643,469
5.500%, 11/01/35 (d)	10,004,896	2,801,871
5.500%, 11/01/35	2,243,630	2,156,515
5.500%, 12/01/35	16,404,107	15,798,015
5.500%, 01/25/36 (d)	11,297,811	3,150,240
5.500%, 06/01/36	239,288	229,846
5.500%, TBA	26,400,000	25,905,000
6.000%, 04/01/16	1,000,000	1,005,067
6.000%, 07/01/16	676,063	678,727
6.000%, 10/01/19	2,999,999	3,010,263
6.000%, 06/01/20	1,000,000	1,004,091
6.000%, 10/01/20	999,999	1,004,090
6.000%, 03/01/21	32,503,143	32,601,666
6.000%, 05/01/21	1,000,000	1,004,127
6.000%, 06/01/21	999,999	1,004,126
6.000%, 07/01/21	1,000,000	1,004,127
6.000%, 02/25/27	12,512,319	12,542,271
6.000%, 02/01/34	3,896,843	3,847,401

*See accompanying notes to financial statements.

MSF-330

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.000%, 08/01/34	$3,286,707	$3,245,006
6.000%, TBA	49,300,000	49,018,033
6.500%, 07/01/14	274,564	278,335
6.500%, 04/01/17	3,963,069	4,020,539
6.500%, 11/01/27	259,355	261,993
6.500%, 12/01/29 (a)	1,683,105	1,700,801
6.500%, TBA	2,000,000	2,010,000
7.750%, 03/01/08	12,843	12,907
7.750%, 04/01/08	1,022	1,027
8.250%, 07/01/08	30,985	31,198
8.500%, 02/01/09	42,372	43,191
8.500%, 09/01/09	5,566	5,653
9.000%, 04/01/16	7,853	8,149
Government National Mortgage Association 5.000%, 10/20/33	10,194,077	9,597,068
5.500%, 04/15/33	534,419	518,653
6.000%, 09/20/33	1,678,789	1,663,376
6.000%, 10/20/33	2,732,452	2,716,718
6.000%, 11/20/33	3,764,906	3,730,341
6.500%, 07/15/28	150,828	153,160
6.500%, 05/15/29	302,739	307,409
6.500%, 12/15/29	5,867	5,957
6.500%, 07/15/32	114,415	115,940
6.500%, 02/15/33	652,911	661,423
6.500%, 04/15/33	681,419	690,303
6.500%, 09/15/34	49,114	49,743
6.500%, 07/15/35	793,842	803,920
7.500%, 05/15/07	1,389	1,398
7.500%, 12/15/14	432,756	451,693
8.000%, 11/15/29	48,346	51,383
8.500%, 01/15/17	18,338	19,609
8.500%, 02/15/17	12,936	13,833
8.500%, 03/15/17	24,648	26,356
8.500%, 05/15/17	17,715	18,943
8.500%, 10/15/21	2,321	2,498
8.500%, 11/15/21	4,516	4,859
8.500%, 05/15/22	4,285	4,617
9.000%, 10/15/16	9,186	9,832

		609,775,777

Food & Staples Retailing—0.1%
Delhaize America, Inc. 9.000%, 04/15/31	1,000,000	1,096,610

Foreign Government—0.8%
State of Israel 5.500%, 12/04/23	4,725,000	4,688,693
United Mexican States 6.375%, 01/16/13	850,000	852,125
6.625%, 03/03/15	5,255,000	5,320,688
6.750%, 09/27/34 (b)	600,000	583,500
8.300%, 08/15/31	975,000	1,126,125

		12,571,131

Security Description	Face Amount	Value*

Health Care Providers & Services—0.1%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	$585,000	$587,925
UnitedHealth Group, Inc. 5.800%, 03/15/36	1,050,000	939,847
WellPoint, Inc. 5.850%, 01/15/36	840,000	743,946

		2,271,718

Hotels, Restaurants & Leisure—0.0%
Mashantucket Western Pequot (144A) 5.912%, 09/01/21	220,000	204,252
Mohegan Tribal Gaming Authority 6.125%, 02/15/13	195,000	183,544

		387,796

Household Durables—0.1%
Beazer Homes USA, Inc. 8.375%, 04/15/12	235,000	235,000
D.R. Horton, Inc. 8.500%, 04/15/12	750,000	789,100

		1,024,100

Independent Power Producers & Energy Traders—0.2%
Colorado Interstate Gas Co. 6.800%, 11/15/15	145,000	139,758
NRG Energy, Inc. 7.250%, 02/01/14	80,000	78,000
7.375%, 02/01/16	275,000	268,125
Reliant Energy, Inc. 6.750%, 12/15/14	260,000	239,200
TXU Corp. 4.800%, 11/15/09	3,400,000	3,234,610

		3,959,693

Industrial Conglomerates—0.1%
Tyco International Group, Ltd. 6.375%, 10/15/11	925,000	943,849

Insurance—0.6%
Aetna, Inc. 6.625%, 06/15/36	2,975,000	2,942,727
Berkshire Hathaway Finance Corp. 4.125%, 01/15/10	3,170,000	3,015,884
4.750%, 05/15/12	2,100,000	1,988,406
5.230%, 05/16/08 (a)	1,000,000	1,001,248

		8,948,265

Machinery—0.1%
Briggs & Stratton Corp. 8.875%, 03/15/11	1,100,000	1,188,000

*See accompanying notes to financial statements.

MSF-331

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Media—2.0%
AOL Time Warner, Inc. 6.150%, 05/01/07	$10,000,000	$10,034,300
Comcast Cable Communications, Inc. 8.500%, 05/01/27	2,400,000	2,806,075
Comcast Corp. 6.450%, 03/15/37	715,000	671,589
6.500%, 11/15/35	1,525,000	1,439,556
7.050%, 03/15/33 (b)	1,775,000	1,800,713
COX Communications, Inc. 7.125%, 10/01/12	4,600,000	4,757,886
EchoStar DBS Corp. 5.750%, 10/01/08	1,375,000	1,344,063
EchoStar DBS Corp. (144A) 7.125%, 02/01/16	210,000	202,125
Liberty Media Corp. 6.829%, 09/17/06 (a)	2,418,000	2,423,078
News America Holdings, Inc. 6.200%, 12/15/34	1,500,000	1,361,237
PanAmSat Corp. (144A) 9.000%, 06/15/16	365,000	370,475
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	590,000	656,063
Time Warner, Inc. 6.950%, 01/15/28	565,000	563,172
7.700%, 05/01/32	1,810,000	1,967,202

		30,397,534

Multiline Retail—0.1%
Federated Department Stores, Inc. 6.790%, 07/15/27	270,000	265,840
The May Department Stores Co. 6.650%, 07/15/24	220,000	215,479
6.700%, 07/15/34	165,000	161,127
7.875%, 03/01/30	235,000	258,281
8.500%, 06/01/19	400,000	463,012

		1,363,739

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	1,450,000	1,440,938

Oil, Gas & Consumable Fuels—0.3%
Anadarko Finance Co. 6.750%, 05/01/11	1,900,000	1,952,275
Chesapeake Energy Corp. 6.250%, 01/15/18	450,000	410,625
6.375%, 06/15/15	185,000	171,588
6.875%, 11/15/20	150,000	138,750
Enterprise Products Partners, L.P. 4.950%, 06/01/10	25,000	23,962
KCS Energy, Inc. 7.125%, 04/01/12	105,000	98,963
Massey Energy Co. (144A) 6.875%, 12/15/13 (b)	760,000	706,800

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Newfield Exploration Co. 6.625%, 09/01/14	$590,000	$561,975
7.625%, 03/01/11	555,000	561,938

		4,626,876

Pharmaceuticals—0.4%
Omnicare, Inc. 6.875%, 12/15/15 (b)	250,000	237,500
Wyeth 5.500%, 02/01/14	6,000,000	5,797,464

		6,034,964

Real Estate—0.6%
AvalonBay Communities, Inc. (REIT) 4.950%, 03/15/13	400,000	375,871
Belvoir Land LLC (144A) 5.270%, 12/15/47	900,000	780,948
EOP Operating, L.P. 7.250%, 06/15/28	670,000	684,808
Kimco Reality Corp. (REIT) 5.349%, 08/01/06 (a)	600,000	599,890
ProLogis (REIT) 5.500%, 04/01/12	1,060,000	1,031,939
Rouse Co., L.P. 5.375%, 11/26/13	2,505,000	2,247,797
Rouse Co., L.P. (144A) 6.750%, 05/01/13	2,525,000	2,459,110
Simon Property Group, L.P. (REIT) 4.600%, 06/15/10	1,000,000	958,336
5.100%, 06/15/15	1,000,000	924,212

		10,062,911

Semiconductors & Semiconductor Equipment—0.0%
MagnaChip Semiconductor, S.A. 8.579%, 12/15/11 (a)	50,000	47,500

Software—0.1%
Oracle Corp. 5.250%, 01/15/16	940,000	880,319

U.S. Treasury—11.0%
U.S. Treasury Bonds 5.375%, 02/15/31 (b)	2,500,000	2,543,165
U.S. Treasury Bonds Strips
Zero Coupon, 11/15/21 (b)(d)	5,875,000	2,594,535
Zero Coupon, 11/15/27 (b)(d)	45,135,000	14,730,033
U.S. Treasury Notes 2.750%, 08/15/07 (b)	2,400,000	2,334,938
3.000%, 02/15/08 (b)	58,500,000	56,523,344
3.375%, 11/15/08 (b)	6,520,000	6,263,784
4.000%, 08/31/07 (b)	20,000,000	19,717,960
4.125%, 08/15/10 (b)	3,700,000	3,567,322
4.250%, 08/15/15 (b)	6,400,000	5,988,250

*See accompanying notes to financial statements.

MSF-332

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

U.S. Treasury—(Continued)
4.375%, 11/15/08 (b)	$19,520,000	$19,186,032
4.500%, 11/15/15 (b)	11,900,000	11,334,750
5.625%, 05/15/08 (b)	24,000,000	24,189,384

		168,973,497

Yankee—3.8%
ABN Amro Bank NV 5.222%, 05/11/07 (a)	4,930,000	4,932,618
America Movil S.A. de C.V. 6.375%, 03/01/35	325,000	282,497
Barclays Bank, Plc. 5.320%, 03/13/09 (a)	14,095,000	14,085,303
BSkyB Finance, Plc. (144A) 6.500%, 10/15/35	175,000	162,125
Compton Pete Financial Corp. 7.625%, 12/01/13	215,000	205,325
DEPFA ACS Bank (144A) 4.250%, 08/16/10	3,250,000	3,110,014
Deutsche Bank AG 3.843%, 03/15/07 (a)	2,225,000	2,189,400
Deutsche Telekom International Finance 8.250%, 06/15/30 (a)	2,335,000	2,695,874
HBOS, Plc. (144A) 3.500%, 11/30/07	1,850,000	1,798,766
5.920%, 09/29/49 (a)	1,530,000	1,409,545
Intelsat Bermuda, Ltd. (144A) 9.250%, 06/15/16	495,000	511,088
Ispat Inland, U.L.C. 9.750%, 04/01/14	235,000	259,088
Landeskreditbank Baden 4.250%, 09/15/10	4,125,000	3,946,202
Rogers Wireless Communications, Inc. 6.375%, 03/01/14	775,000	738,188
7.500%, 03/15/15	560,000	565,600
Talisman Energy, Inc. 5.850%, 02/01/37	330,000	291,033
Telecom Italia Capital, S.A. 4.000%, 01/15/10	2,000,000	1,871,552
5.250%, 10/01/15	700,000	633,588

Security Description	Face Amount	Value*

Yankee—(Continued)
Telefonica Emisiones, S.A. 6.421%, 06/20/16	$1,425,000	$1,422,043
7.045%, 06/20/36	3,850,000	3,847,902
Tyco International Group, S.A. 6.000%, 11/15/13	1,460,000	1,446,416
6.125%, 11/01/08	5,100,000	5,130,641
Vodafone Airtouch, Plc. 7.750%, 02/15/10	2,570,000	2,716,300
Vodafone Group, Plc. 5.590%, 12/28/07 (a)	4,170,000	4,169,053

		58,420,161

Total Fixed Income (Identified Cost $1,649,402,815)		1,616,319,763

Warrants—0.0%
Security Description	Shares	Value*

Communications Equipment—0.0%
Loral Orion Network Systems, Inc. (e)	150	0

Total Warrants (Identified Cost $105)		0

Short Term Investments—3.5%
Security Description	Face Amount	Value*

Discount Notes—2.7%
Federal Home Loan Bank 4.750%, 07/03/06	$41,500,000	41,489,049

Foreign Government—0.8%
France Treasury Bill Zero Coupon, 07/13/06 (EUR)	9,684,400	12,365,318

Total Short Term Investments (Identified Cost $53,371,573)		53,854,367

Total Investments 108.3% (Identified Cost $1,702,774,493) (f)		1,670,174,130
Liabilities in excess of other assets		(128,422,341)

Total Net Assets—100%		$1,541,751,789

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2006.
(b)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $178,698,080 and the collateral received consisted of cash in the amount of $179,007,376 and securities with a market value of $2,595,390.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(e)	Zero Valued Security; Non Income Producing.
(f)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,702,774,493 and the composition of unrealized appreciation and depreciation of investment securities was $ 3,260,179 and $(35,860,542), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2006, the market value of 144A securities was $51,164,031, which is 3.3% of total net assets.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro

*See accompanying notes to financial statements.

MSF-333

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 06/30/06	Unrealized Appreciation/ Depreciation
Euro (bought)	07/20/06	1,253,136	$1,576,851	$1,603,624	$26,773
Euro (bought)	07/20/06	45,534	57,629	58,269	640
Euro (sold)	07/20/06	1,253,136	1,577,712	1,603,624	(25,912)
Euro (sold)	07/20/06	45,534	57,656	58,269	(613)

Net Unrealized Appreciation					$888

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/06	Unrealized Appreciation/ Depreciation
Interest Rate Swap 10 Year Futures	09/18/06	53	$5,474,851	$5,405,172	$(69,679)
U.S. Treasury Bonds Futures	09/29/06	1390	149,563,526	148,252,188	(1,311,338)
U.S. Treasury Notes 2 Year Futures	09/29/06	258	52,398,755	52,317,563	(81,192)
U.S. Treasury Notes 10 Year Futures	09/20/06	1075	113,386,164	112,723,828	(662,336)

Futures Contracts Short
U.S. Treasury Notes 5 Year Futures	09/29/06	(1,107)	(115,017,907)	(114,470,719)	547,188

Net Unrealized Depreciation					$(1,577,357)

Options Written
Options Written-Calls	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/06	Unrealized Appreciation/ Depreciation
U.S. Treasury Notes 10 Year Futures 110	08/28/06	(89)	$(44,360)	$(1,391)	$42,969

Options Written-Puts
U.S. Treasury Notes 10 Year Futures 106	08/28/06	(89)	(56,516)	(125,156)	(68,640)

Net Unrealized Depreciation					$(25,671)

TBA Sales Commitments
Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
4.500%, (15 Year TBA)	$(7,100,000)	$(6,700,625)
5.500%, (30 Year TBA)	(5,100,000)	(4,897,591)

Federal National Mortgage Association
5.000%, (15 Year TBA)	(28,100,000)	(27,055,017)
5.500%, (30 Year TBA)	(61,000,000)	(58,579,032)

Total TBA Sales Commitments (Proceeeds $(97,850,234))		$(97,232,265)

See accompanying notes to financial statements.

MSF-334

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$1,670,174,130
Cash		195,654
Foreign cash at value		17,144,880
Collateral for securities loaned		181,602,766
Receivable for:
Securities sold		179,666,028
Fund shares sold		1,654,440
Open forward currency contracts-net		888
Accrued interest and dividends		11,082,937
Futures variation margin		1,376,266

Total Assets		2,062,897,989
Liabilities
TBA sales commitments at value	$97,232,265
Payable for:
Fund shares redeemed	3,111,110
Securities purchased	237,805,498
Return of collateral for securities loaned	181,602,766
Options written, at fair value	126,547
Interest (Short)	202,618
Accrued expenses:
Management fees	497,866
Service and distribution fees	93,548
Deferred directors’ fees	51,644
Other expenses	422,338

Total Liabilities		521,146,200

Net Assets		$1,541,751,789

Net assets consists of:
Capital paid in		$1,587,681,246
Undistributed net investment income		7,166,933
Accumulated net realized losses		(19,505,650)
Unrealized depreciation on investments, futures contracts, options and foreign currency		(33,590,740)

Net Assets		$1,541,751,789

Computation of offering price:
Class A
Net asset value and redemption price per share ($958,254,515 divided by 9,240,489 shares outstanding)		$103.70

Class B
Net asset value and redemption price per share ($269,464,335 divided by 2,625,638 shares outstanding)		$102.63

Class E
Net asset value and redemption price per share ($314,032,939 divided by 3,046,317 shares outstanding)		$103.09

Identified cost of investments		$1,702,774,493

Identified cost of foreign cash		$17,155,656

Proceeds of TBA sales commitments		$(97,850,234)

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Interest		$26,697,886 (a)

Expenses
Management fees	$2,376,417
Service and distribution fees—Class B	312,683
Service and distribution fees—Class E	111,142
Directors’ fees and expenses	7,193
Custodian	156,439
Audit and tax services	34,657
Legal	79,988
Printing	224,903
Insurance	9,353
Miscellaneous	7,229

Total expenses	3,320,004
Management fee waivers	(28,062)	3,291,942

Net Investment Income		23,405,944

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(11,041,589)
Futures contracts—net	(3,139,037)
Foreign currency transactions—net	(422,884)
Options—net	177,204	(14,426,306)

Unrealized depreciation on:
Investments—net	(23,851,236)
Futures contracts—net	(2,945,986)
Foreign currency transactions—net	(231,051)
Options—net	(89,305)	(27,117,578)

Net loss		(41,543,884)

Net (Decrease) in Net Assets From Operations		$(18,137,940)

(a)	Includes income on securities loaned of $102,478.

See accompanying notes to financial statements.

MSF-335

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$23,405,944	$40,751,499
Net realized gain (loss)	(14,426,306)	2,288,123
Unrealized depreciation	(27,117,578)	(18,894,285)

Increase (decrease) in net assets from operations	(18,137,940)	24,145,337

From Distributions to Shareholders
Net investment income
Class A	(42,386,161)	(31,613,861)
Class B	(14,020,445)	(6,590,078)
Class E	(3,473,175)	(2,475,382)

	(59,879,781)	(40,679,321)

Net realized gain
Class A	(725,124)	(9,133,664)
Class B	(254,703)	(2,022,515)
Class E	(61,563)	(744,936)

	(1,041,390)	(11,901,115)

Total distributions	(60,921,171)	(52,580,436)

Increase in net assets from capital share transactions	558,152,719	68,151,248

Total increase in net assets	479,093,608	39,716,149

Net Assets
Beginning of the period	1,062,658,181	1,022,942,032

End of the period	$1,541,751,789	$1,062,658,181

Undistributed Net Investment Income
End of the period	$7,166,933	$43,640,770

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	3,013,531	$70,323,563	938,783	$103,999,742
Shares issued through acquisition	2,439,488	259,417,258	0	0
Reinvestments	417,583	43,111,285	375,277	40,747,525
Redemptions	(1,098,481)	(117,320,348)	(1,568,910)	(174,014,700)

Net increase (decrease)	4,772,121	$255,531,758	(254,850)	$(29,267,433)

Class B
Sales	555,133	$59,101,707	1,061,631	$116,546,998
Reinvestments	139,651	14,275,148	80,125	8,612,593
Redemptions	(221,706)	(23,565,831)	(261,643)	(28,652,441)

Net increase	473,078	$49,811,024	880,113	$96,507,150

Class E
Sales	2,592,707	$7,024,184	81,194	$8,972,668
Shares issued through acquisition	2,526,230	259,797,530	0	0
Reinvestments	34,435	3,534,738	29,834	3,220,318
Redemptions	(167,694)	(17,546,515)	(101,987)	(11,281,455)

Net increase	4,985,678	$252,809,937	9,041	$911,531

Increase derived from capital share transactions	10,230,877	$558,152,719	634,304	$68,151,248

See accompanying notes to financial statements.

MSF-336

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$110.48		$113.72	$115.62	$112.74	$109.33	$109.66

Income From Investment Operations
Net investment income	1.99		4.69	4.44	4.55	5.30	5.92
Net realized and unrealized gain (loss) on investments	(2.35)		(2.06)	0.41	1.93	3.57	3.20

Total from investment operations	(0.36)		2.63	4.85	6.48	8.87	9.12

Less Distributions
Distributions from net investment income	(6.31)		(4.55)	(4.76)	(3.60)	(5.46)	(9.45)
Distributions from net realized capital gains	(0.11)		(1.32)	(1.99)	0.00	0.00	0.00

Total distributions	(6.42)		(5.87)	(6.75)	(3.60)	(5.46)	(9.45)

Net Asset Value, End of Period	$103.70		$110.48	$113.72	$115.62	$112.74	$109.33

Total Return (%)	(0.3	)(b)	2.4	4.4	5.9	8.5	8.8
Ratio of operating expenses to average net assets (%)	0.47	(c)	0.47	0.46	0.47	0.51	0.49
Ratio of net investment income to average net assets (%)	3.92	(c)	3.96	3.57	3.69	4.53	5.99
Portfolio turnover rate (%)	576	(c)	890	458	428	356	271
Net assets, end of period (000)	$958,255		$763,205	$814,560	$881,513	$939,369	$349,417

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$109.20		$112.47	$114.51	$111.84	$108.70	$103.37

Income From Investment Operations
Net investment income	2.15		4.06	3.78	3.57	5.41	0.84
Net realized and unrealized gain (loss) on investments	(2.66)		(1.72)	0.73	2.58	3.11	4.49

Total from investment operations	(0.51)		2.34	4.51	6.15	8.52	5.33

Less Distributions
Distributions from net investment income	(5.95)		(4.29)	(4.56)	(3.48)	(5.38)	0.00
Distributions from net realized capital gains	(0.11)		(1.32)	(1.99)	0.00	0.00	0.00

Total distributions	(6.06)		(5.61)	(6.55)	(3.48)	(5.38)	0.00

Net Asset Value, End of Period	$102.63		$109.20	$112.47	$114.51	$111.84	$108.70

Total Return (%)	(0.5	)(b)	2.2	4.2	5.6	8.2	5.2	(b)
Ratio of operating expenses to average net assets (%)	0.72	(c)	0.72	0.71	0.72	0.76	0.74	(c)
Ratio of net investment income to average net assets (%)	3.68	(c)	3.73	3.35	3.40	4.28	5.07	(c)
Portfolio turnover rate (%)	576	(c)	890	458	428	356	271
Net assets, end of period (000)	$269,464		$235,057	$143,107	$91,135	$47,690	$7,931

(a)	Commencement of operations was May 1, 2001 for Class B and April 23, 2002 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-337

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$109.73		$112.97	$114.98	$112.26	$105.14

Income From Investment Operations
Net investment income	4.68		4.34	3.52	3.19	1.70
Net realized and unrealized gain (loss) on investments	(5.12)		(1.89)	1.12	3.09	5.42

Total from investment operations	(0.44)		2.45	4.64	6.28	7.12

Less Distributions
Distributions from net investment income	(6.09)		(4.37)	(4.66)	(3.56)	0.00
Distributions from net realized capital gains	(0.11)		(1.32)	(1.99)	0.00	0.00

Total distributions	(6.20)		(5.69)	(6.65)	(3.56)	0.00

Net Asset Value, End of Period	$103.09		$109.73	$112.97	$114.98	$112.26

Total Return (%)	(0.4	)(b)	2.3	4.3	5.7	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.62	(c)	0.62	0.61	0.62	0.66	(c)
Ratio of net investment income to average net assets (%)	3.77	(c)	3.81	3.44	3.48	4.25	(c)
Portfolio turnover rate (%)	576	(c)	890	458	428	356
Net assets, end of period (000)	$314,033		$64,396	$65,275	$45,534	$18,318

(a)	Commencement of operations was May 1, 2001 for Class B and April 23, 2002 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-338

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—98.2% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.4%
Lockheed Martin Corp. 7.375%, 04/15/13	$900,000	$972,355
8.200%, 12/01/09 (a)	700,000	752,267
Raytheon Co. 6.150%, 11/01/08	1,925,000	1,943,895
6.750%, 08/15/07	233,000	235,545
The Boeing Co. 7.250%, 06/15/25	460,000	518,352
United Technologies Corp. 7.500%, 09/15/29	200,000	231,850

		4,654,264

Airlines—0.1%
Southwest Airlines Co. 6.500%, 03/01/12	750,000	764,887

Asset Backed—1.2%
BMW Vehicle Owner Trust 3.320%, 02/25/09	1,500,000	1,468,857
4.280%, 02/25/10	2,700,000	2,638,967
California Infrastructure-Pacific Gas & Electric Co. 6.480%, 12/26/09	190,000	191,831
Capital One Master Trust 4.900%, 03/15/10	3,000,000	2,982,767
CenterPoint Energy Transition Bond Co., LLC 5.160%, 09/15/11	500,000	494,241
Centex Home Equity Loan Trust 3.750%, 12/25/31	93,701	91,741
Chase Funding Mortgage Loan 3.303%, 11/25/29	396,703	389,121
4.585%, 05/25/15	2,000,000	1,900,790
6.550%, 03/25/13	176,284	175,958
Detroit Edison Co. 6.190%, 03/01/13	435,000	443,206
MBNA Credit Card Master Trust 4.200%, 09/15/10	2,300,000	2,248,773

		13,026,252

Automobiles—0.3%
DaimlerChrysler North America Holdings Corp. 7.750%, 01/18/11	2,600,000	2,744,492
8.000%, 06/15/10	350,000	372,935

		3,117,427

Beverages—0.2%
Anheuser Busch Cos., Inc. 5.000%, 01/15/15 (a)	1,950,000	1,838,732
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	300,000	319,814
Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	323,001

		2,481,547

Security Description	Face Amount	Value*

Capital Markets—0.9%
Donaldson Lufkin & Jenrette 6.500%, 06/01/08	$300,000	$304,102
JPMorgan Chase & Co. 5.250%, 05/30/07	500,000	497,680
5.350%, 03/01/07	350,000	349,286
6.750%, 02/01/11	250,000	259,334
Lehman Brothers Holdings, Inc. 3.600%, 03/13/09	4,250,000	4,030,445
Merrill Lynch & Co.
6.050%, 05/16/16	3,000,000	2,980,239
6.375%, 10/15/08	250,000	253,758
6.500%, 07/15/18	200,000	204,376
Morgan Stanley 7.250%, 04/01/32	1,150,000	1,257,587
Paine Webber Group, Inc. 6.550%, 04/15/08	340,000	344,737

		10,481,544

Chemicals—0.3%
Chevron Phillips Chemical Co., LLC 5.375%, 06/15/07	2,000,000	1,987,845
E. I. du Pont de Nemours 6.875%, 10/15/09	300,000	309,688
Praxair, Inc. 6.625%, 10/15/07	500,000	505,270
Rohm & Haas Co. 7.400%, 07/15/09	60,000	62,926

		2,865,729

Commercial Banks—3.1%
ABN-AMRO Bank NV (New York Branch) 7.125%, 10/15/93	500,000	533,925
7.750%, 05/15/23	230,000	268,386
Bank of America Corp. 4.750%, 08/15/13	1,000,000	934,483
5.125%, 11/15/14	1,000,000	947,505
5.250%, 02/01/07	500,000	498,785
7.400%, 01/15/11	300,000	319,535
7.800%, 02/15/10	150,000	160,170
Bank One Corp. 2.625%, 06/30/08	3,575,000	3,372,598
5.500%, 03/26/07	500,000	499,340
7.600%, 05/01/07	1,500,000	1,522,319
Bank One Texas 6.250%, 02/15/08	800,000	806,749
Chase Manhattan Corp. 7.125%, 02/01/07	151,000	152,221
Equitable Cos., Inc. 6.500%, 04/01/08	250,000	252,790
Fleet National Bank 5.750%, 01/15/09	500,000	500,797
FleetBoston Financial Corp. 4.875%, 12/01/06	500,000	498,496
HSBC Holdings, Plc. 5.250%, 12/12/12	5,050,000	4,876,301
7.500%, 07/15/09	2,200,000	2,308,968

*See accompanying notes to financial statements.

MSF-339

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
MBNA America National Bank 7.125%, 11/15/12	$1,000,000	$1,065,366
Mellon Funding Corp. 6.400%, 05/14/11	250,000	256,916
RBS Capital Trust II 6.425%, 12/29/49 (b)	1,375,000	1,276,560
SunTrust Bank (Atlanta) 7.250%, 09/15/06	500,000	501,376
Wachovia Bank National Association 4.800%, 11/01/14	3,100,000	2,856,971
4.875%, 02/01/15 (a)	3,000,000	2,770,609
Wachovia Corp. 4.950%, 11/01/06	500,000	498,723
Wells Fargo & Co. 5.000%, 11/15/14	2,000,000	1,882,558
5.125%, 02/15/07	500,000	498,494
5.125%, 09/01/12	500,000	482,208
Wells Fargo Bank, N.A. 4.750%, 02/09/15	3,065,000	2,824,087

		33,367,236

Commercial Mortgage-Backed Securities—4.3%
Bear Stearns Commercial Mortgage Securities, Inc. 5.610%, 11/15/33	500,000	497,788
6.480%, 02/15/35	500,000	513,912
7.080%, 06/15/09	800,000	825,098
7.780%, 02/15/32	200,000	211,440
Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	235,781	238,586
Citigroup Commercial Mortage Trust 5.226%, 07/15/44 (b)	2,000,000	1,917,301
5.291%, 04/15/40 (b)	1,000,000	973,811
5.362%, 01/15/46	4,000,000	3,864,220
Credit Suisse First Boston Mortgage 3.382%, 05/15/38	2,000,000	1,849,788
5.100%, 08/15/15	3,000,000	2,835,331
First Union Commercial Mortgage Trust 6.070%, 10/15/35	468,297	471,119
First Union Lehman Brothers Commercial Mortgage Trust 6.560%, 11/18/35	380,127	384,102
Greenwich Capital Commercial Funding Corp. 4.022%, 01/05/36	2,210,000	2,117,190
4.305%, 08/10/42	2,000,000	1,913,925
5.317%, 06/10/36 (b)	1,000,000	965,845
JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 05/12/35	4,418,841	4,228,586
4.275%, 01/12/37	1,246,726	1,196,735
4.393%, 07/12/37	3,943,768	3,778,017
6.044%, 11/15/35	860,050	865,363
LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27 (b)	1,650,000	1,553,290
4.367%, 03/15/36	3,000,000	2,727,844

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
6.462%, 03/15/31	$500,000	$515,976
6.653%, 11/15/27	2,000,000	2,074,432
Lehman Brothers Commercial Conduit Mortgage Trust 6.210%, 10/15/35	248,140	250,403
Morgan Stanley Capital I, Inc. 4.989%, 08/13/42	1,000,000	938,631
6.540%, 07/15/30	696,738	704,728
6.550%, 03/15/30	299,929	301,993
Morgan Stanley Dean Witter Capital I Trust 4.800%, 09/15/37	500,000	484,899
7.200%, 10/15/33	700,000	730,903
Salomon Brothers Commercial Mortgage Trust 5.045%, 03/18/36	500,000	479,356
6.428%, 12/18/35	1,000,000	1,023,886
Structured Asset Securities Corp. 6.950%, 03/12/07	400,000	403,511
Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (b)	3,000,000	2,834,967
6.287%, 04/15/34	1,445,000	1,477,279

		46,150,255

Commercial Services & Supplies—0.1%
USA Waste Services, Inc. 7.000%, 07/15/28	1,265,000	1,316,384

Communications Equipment—0.1%
Motorola, Inc. 6.500%, 11/15/28	900,000	903,508
7.625%, 11/15/10	135,000	144,603

		1,048,111

Consumer Finance—0.5%
Household Finance Corp. 4.750%, 05/15/09	2,500,000	2,441,050
5.750%, 01/30/07	500,000	500,443
7.000%, 05/15/12	100,000	105,088
8.000%, 07/15/10	300,000	323,020
SLM Corp. 5.050%, 11/14/14	1,950,000	1,816,179

		5,185,780

Diversified Financial Services—4.3%
American General Finance Corp. 5.375%, 10/01/12	6,500,000	6,293,850
Associates Corp. North America 6.250%, 11/01/08	600,000	607,835
6.950%, 11/01/18	1,700,000	1,822,506
AXA Financial, Inc. 7.750%, 08/01/10	500,000	533,866
Bear Stearns Co., Inc. 5.700%, 01/15/07	500,000	499,989
5.700%, 11/15/14	900,000	878,412
7.800%, 08/15/07	250,000	255,733

*See accompanying notes to financial statements.

MSF-340

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Bell Atlantic Financial Services, Inc. 7.600%, 03/15/07	$300,000	$303,695
BellSouth Capital Funding Corp. 7.750%, 02/15/10	750,000	794,867
7.875%, 02/15/30	250,000	272,433
CIT Group, Inc. 7.750%, 04/02/12	2,050,000	2,221,180
Citigroup, Inc. 3.500%, 02/01/08	500,000	484,193
6.200%, 03/15/09	750,000	760,693
7.250%, 10/01/10	250,000	264,040
Countrywide Funding Corp. 5.625%, 05/15/07	500,000	499,425
Devon Financing Corp. 6.875%, 09/30/11	1,900,000	1,978,964
Duke Capital 7.500%, 10/01/09	3,925,000	4,092,410
General Electric Capital Corp. 5.000%, 11/15/11	4,000,000	3,868,604
5.375%, 03/15/07	400,000	399,512
5.450%, 01/15/13	1,800,000	1,769,270
6.000%, 06/15/12	1,000,000	1,010,998
6.750%, 03/15/32	2,300,000	2,450,193
7.500%, 08/21/35	100,000	116,270
Heller Financial, Inc. 7.375%, 11/01/09	350,000	367,635
National Rural Utilities Cooperative Finance Corp. 6.200%, 02/01/08	1,000,000	1,011,280
8.000%, 03/01/32	300,000	366,385
Southern Co. Capital Funding 5.300%, 02/01/07	500,000	497,680
Sprint Capital Corp. 6.900%, 05/01/19	1,500,000	1,545,125
7.625%, 01/30/11	400,000	425,525
8.375%, 03/15/12	3,350,000	3,703,908
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,000,000	986,227
6.125%, 02/15/33	2,075,000	1,938,199
6.650%, 05/15/09	750,000	768,559
Unilever Capital Corp. 7.125%, 11/01/10	300,000	314,787
Verizon Global Funding Corp. 7.750%, 12/01/30	1,560,000	1,679,344

		45,783,592

Diversified Telecommunication Services—0.7%
Alltel Corp. 6.800%, 05/01/29	500,000	505,980
7.875%, 07/01/32	500,000	568,773
AT&T Broadband Corp. 8.375%, 03/15/13	976,000	1,083,071
BellSouth Corp. 6.550%, 06/15/34	1,850,000	1,760,091

Security Description	Face Amount	Value*

Diversified Telecommunication Services—(Continued)
SBC Communications, Inc. 5.875%, 02/01/12	$2,400,000	$2,387,098
Verizon New England, Inc. 6.500%, 09/15/11	400,000	398,059
Verizon New York, Inc. 7.375%, 04/01/32	500,000	495,876

		7,198,948

Electric Utilities—0.9%
Consolidated Edison Co. of New York, Inc. 6.450%, 12/01/07	150,000	152,106
7.500%, 09/01/10	1,000,000	1,074,667
Duke Energy Co. 6.250%, 01/15/12	500,000	507,247
Exelon Corp. 5.625%, 06/15/35	1,500,000	1,325,114
Exelon Generation Co., LLC 6.950%, 06/15/11	300,000	312,587
Oncor Electric Delivery Co. 7.000%, 05/01/32	950,000	988,735
Progress Energy, Inc. 7.100%, 03/01/11	2,600,000	2,712,198
PSE&G Power, LLC 7.750%, 04/15/11	500,000	534,630
8.625%, 04/15/31	1,000,000	1,224,588
Virginia Electric & Power Co. 5.375%, 02/01/07	400,000	398,926

		9,230,798

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	750,000	763,200

Federal Agencies—45.3%
Federal Home Loan Bank 4.125%, 04/18/08 (a)	36,050,000	35,245,223
4.250%, 11/13/09	1,500,000	1,442,948
4.375%, 03/17/10 (a)	3,000,000	2,897,203
5.000%, 08/01/35	8,695,064	8,127,609
5.000%, 09/01/35	4,807,216	4,493,903
5.250%, 06/18/14 (a)	9,500,000	9,359,760
5.500%, 12/01/35	7,348,910	7,065,914
Federal Home Loan Mortgage Corp. 3.500%, 09/15/07	6,500,000	6,353,710
3.875%, 06/15/08	4,000,000	3,884,434
4.000%, 08/17/07 (a)	9,000,000	8,850,730
4.000%, 12/15/09 (a)	2,000,000	1,909,512
4.000%, 06/01/19	2,289,551	2,113,261
4.250%, 07/15/09 (a)	8,630,000	8,350,138
4.500%, 01/15/15 (a)	3,000,000	2,806,354
4.500%, 09/01/18	3,292,260	3,118,947
4.500%, 10/01/18	4,933,881	4,666,683
4.500%, 04/01/19	7,227,782	6,837,585
4.500%, 06/01/19	3,942,335	3,729,661
4.500%, 08/01/19	1,097,545	1,037,489
4.500%, 11/01/35 (b)	2,925,543	2,652,041

*See accompanying notes to financial statements.

MSF-341

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.000%, 05/01/18	$8,987,541	$8,680,359
5.000%, 12/01/18	2,019,444	1,950,422
5.000%, 06/01/19	3,406,370	3,285,661
5.000%, 10/01/33	4,187,152	3,929,229
5.000%, 03/01/34	2,333,939	2,186,675
5.000%, 10/01/35	3,800,487	3,552,788
5.000%, 01/01/36	7,884,744	7,370,460
5.500%, 11/01/17	1,421,669	1,400,168
5.500%, 05/01/29	1,608,003	1,552,352
5.500%, 06/01/34	4,832,070	4,658,423
5.500%, 10/01/35	4,732,191	4,549,962
5.500%, 01/01/36	8,341,789	8,019,080
5.500%, TBA	5,500,000	5,284,297
6.000%, 04/01/16	93,472	93,645
6.000%, 05/01/17	1,323,400	1,325,859
6.000%, 11/01/28	114,096	113,074
6.000%, 12/01/28	78,514	77,811
6.000%, 02/01/29	245,797	243,448
6.000%, 04/01/29	61,358	60,772
6.000%, 05/01/29	20,096	19,904
6.000%, 06/01/31	33,515	33,173
6.000%, 07/01/31	12,502	12,374
6.000%, 08/01/31	207,089	204,981
6.000%, 09/01/31	598,989	592,890
6.000%, 04/01/32	1,408,232	1,393,029
6.000%, 11/01/32	454,792	449,882
6.000%, 06/01/34	1,575,674	1,556,742
6.000%, 11/01/35	1,883,851	1,855,355
6.000%, 02/01/36	2,929,113	2,884,507
6.250%, 07/15/32	3,250,000	3,543,586
6.500%, 10/01/29	38,746	39,183
6.500%, 02/01/30	67,212	67,970
6.500%, 08/01/31	116,631	117,801
6.500%, 10/01/31	44,893	45,344
6.500%, 11/01/31	259,783	262,389
6.500%, 03/01/32	3,092,552	3,121,722
6.500%, 04/01/32	2,443,525	2,466,574
6.750%, 03/15/31	965,000	1,113,159
7.000%, 03/15/10	2,875,000	3,019,424
7.000%, 06/01/11	45,650	46,575
7.000%, 12/01/15	51,220	52,151
7.000%, 12/01/27	12,084	12,422
7.000%, 11/01/28	34,538	35,496
7.000%, 04/01/29	27,962	28,714
7.000%, 05/01/29	10,576	10,860
7.000%, 06/01/29	43,678	44,851
7.000%, 07/01/29	16,997	17,453
7.000%, 01/01/31	384,669	394,424
7.000%, 12/01/31	52,448	53,778
7.500%, 03/01/16	122,539	127,649
7.500%, 08/01/24	117,192	121,681
7.500%, 11/01/24	35,219	36,569
7.500%, 10/01/27	70,803	73,158
7.500%, 10/01/29	104,202	107,930
7.500%, 05/01/30	60,581	62,598
8.000%, 02/01/27	21,016	22,229
8.000%, 10/01/28	40,616	42,960

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 3.250%, 08/15/08	$3,025,000	$2,893,482
3.250%, 02/15/09	6,000,000	5,684,576
4.000%, 04/01/19	2,341,588	2,163,181
4.000%, 05/01/19	4,472,538	4,130,244
4.000%, 01/01/20	2,943,308	2,721,238
4.125%, 04/15/14	7,350,000	6,716,130
4.500%, 07/01/18	5,626,541	5,339,392
4.500%, 05/01/19	1,450,020	1,372,318
4.500%, 08/01/33	1,628,836	1,484,608
4.500%, 10/01/33	3,162,528	2,881,697
4.500%, 04/01/34	2,443,964	2,222,455
5.000%, 06/01/18	1,494,589	1,444,149
5.000%, 01/01/19	1,992,669	1,923,436
5.000%, 02/01/20	3,333,913	3,210,750
5.000%, 02/01/24	2,915,818	2,758,609
5.000%, 09/01/25	2,844,257	2,690,475
5.000%, 07/01/33	2,304,805	2,165,400
5.000%, 08/01/33	3,707,558	3,483,308
5.000%, 09/01/33	2,972,937	2,792,484
5.000%, 10/01/33	10,897,057	10,239,397
5.000%, 03/01/34	3,335,464	3,133,720
5.000%, 04/01/34	8,129,805	7,629,634
5.000%, 05/01/34	2,568,235	2,408,379
5.000%, 09/01/34	5,890,204	5,526,456
5.000%, 02/01/35	4,812,343	4,502,173
5.000%, 04/01/35	2,752,594	2,573,890
5.000%, 05/01/35	1,905,909	1,782,915
5.000%, 11/01/35	2,909,601	2,721,835
5.500%, 03/15/11	950,000	951,383
5.500%, 11/01/17	1,946,762	1,916,215
5.500%, 02/01/18	725,633	714,021
5.500%, 04/01/18	3,754,379	3,694,299
5.500%, 07/01/23	1,710,399	1,665,230
5.500%, 01/01/24	895,251	867,372
5.500%, 07/01/24	2,892,821	2,811,950
5.500%, 10/01/32	1,007,838	973,001
5.500%, 02/01/33	2,586,866	2,495,914
5.500%, 03/01/33	4,508,878	4,350,349
5.500%, 05/01/33	9,504,303	9,170,138
5.500%, 08/01/33	6,728,873	6,492,290
5.500%, 10/01/33	943,107	909,816
5.500%, 12/01/33	8,316,298	8,023,902
5.500%, 02/01/34	4,391,457	4,229,203
5.500%, 03/01/34	2,347,723	2,260,980
5.500%, 04/01/34	1,752,260	1,687,518
5.500%, 05/01/34	2,653,304	2,555,271
5.500%, 09/01/34	3,239,642	3,120,759
5.500%, 12/01/34	8,694,157	8,373,523
5.500%, 01/01/35	2,418,598	2,329,845
5.500%, 02/01/35	5,235,444	5,042,007
5.500%, 04/01/35	3,363,535	3,232,937
5.500%, 06/01/35	9,828,143	9,445,076
5.500%, 06/13/35 (b)	2,659,872	2,576,757
6.000%, 09/01/13	1,522,960	1,528,230
6.000%, 10/01/13	813,610	816,425

*See accompanying notes to financial statements.

MSF-342

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.000%, 03/01/14	$173,443	$174,047
6.000%, 06/01/14	27,540	27,636
6.000%, 07/01/14	110,577	110,962
6.000%, 09/01/14	53,492	53,678
6.000%, 09/01/17	1,519,250	1,524,568
6.000%, 08/01/28	80,045	79,258
6.000%, 11/01/28	15,476	15,323
6.000%, 12/01/28	14,514	14,371
6.000%, 06/01/31	208,496	206,256
6.000%, 09/01/32	1,417,905	1,401,792
6.000%, 01/01/33	559,776	553,415
6.000%, 02/01/33	1,066,326	1,053,248
6.000%, 03/01/33	2,427,952	2,398,176
6.000%, 04/01/33	1,647,460	1,627,255
6.000%, 05/01/33	2,999,101	2,962,321
6.000%, 05/01/34	3,308,985	3,267,002
6.000%, 09/01/34	3,521,109	3,474,717
6.000%, 11/01/34	6,450,777	6,365,786
6.000%, 01/01/35	2,245,278	2,210,102
6.210%, 08/06/38	300,000	325,577
6.500%, 01/01/13	17,620	17,862
6.500%, 04/01/13	2,470	2,504
6.500%, 06/01/13	111,245	112,776
6.500%, 07/01/13	1,730	1,754
6.500%, 06/01/14	56,206	56,982
6.500%, 04/01/17	4,413,784	4,474,905
6.500%, 05/01/28	575,309	581,245
6.500%, 12/01/28	981,283	991,408
6.500%, 03/01/29	40,897	41,320
6.500%, 04/01/29	231,118	233,507
6.500%, 05/01/29	26,226	26,497
6.500%, 08/01/29	8,344	8,430
6.500%, 05/01/30	318,799	322,093
6.500%, 09/01/31	134,841	136,107
6.500%, 02/01/32	46,409	47,052
6.500%, 06/01/32	422,142	425,977
6.500%, 09/01/33	1,036,055	1,043,837
6.500%, 10/01/33	877,154	883,743
6.500%, 10/01/34	3,045,302	3,068,176
6.625%, 11/15/10	3,400,000	3,549,448
6.625%, 11/15/30 (a)	2,450,000	2,779,785
7.000%, 04/01/12	49,567	50,489
7.000%, 02/01/14	50,081	51,012
7.000%, 10/01/21	126,364	129,857
7.000%, 06/01/26	3,218	3,306
7.000%, 06/01/28	109,265	112,321
7.000%, 09/01/29	101,086	103,761
7.000%, 10/01/29	85,738	88,007
7.000%, 12/01/29	7,497	7,695
7.000%, 01/01/32	786,839	806,490
7.000%, 04/01/32	120,055	123,012
7.000%, 06/01/32	645,603	661,504
7.250%, 05/15/30	2,675,000	3,253,082
7.500%, 08/01/15	42,517	44,125
7.500%, 09/01/25	30,820	31,851
7.500%, 06/01/26	36,012	37,210

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
7.500%, 09/01/27	$4,407	$4,554
7.500%, 11/01/27	2,014	2,081
7.500%, 03/01/28	27,680	28,602
7.500%, 08/01/28	1,291	1,334
7.500%, 07/01/29	86,367	89,247
7.500%, 10/01/29	28,357	29,297
7.500%, 07/01/30	7,136	7,372
8.000%, 10/01/26	1,803	1,903
8.000%, 11/01/29	1,263	1,335
8.000%, 05/01/30	39,588	41,751
8.000%, 11/01/30	28,252	29,796
8.000%, 01/01/31	23,303	24,593
8.000%, 02/01/31	44,224	46,673
Government National Mortgage Association 5.000%, 10/15/20	3,049,244	2,956,631
5.000%, 01/15/21	2,934,112	2,844,995
5.000%, 12/15/35	2,980,203	2,820,551
5.500%, 03/15/36	3,990,770	3,866,723
6.000%, 01/15/29	57,464	57,196
6.000%, 01/15/33	1,662,337	1,652,927
6.000%, 03/15/35	2,855,945	2,832,667
6.000%, 12/15/35	2,975,021	2,950,772
6.000%, 06/15/36	5,000,000	4,958,961
6.500%, 05/15/23	15,305	15,557
6.500%, 02/15/27	233,105	236,800
6.500%, 07/15/28	53,667	54,488
6.500%, 08/15/28	88,546	89,900
6.500%, 11/15/28	58,548	59,444
6.500%, 12/15/28	14,408	14,628
6.500%, 07/15/29	25,434	25,792
6.500%, 06/20/31	182,151	184,248
6.500%, 07/15/32	350,132	354,290
6.500%, 05/15/36	4,995,186	5,058,003
7.000%, 01/15/28	14,952	15,404
7.000%, 04/15/28	14,777	15,223
7.000%, 05/15/28	38,829	40,003
7.000%, 06/15/28	35,546	36,620
7.000%, 10/15/28	28,667	29,533
7.000%, 06/15/29	20,576	21,199
7.000%, 09/15/29	46,046	47,439
7.000%, 01/15/31	1,684	1,735
7.000%, 03/15/31	54,004	55,633
7.000%, 07/15/31	2,968,874	3,058,332
7.000%, 08/15/31	382,320	393,840
7.000%, 02/15/32	292,167	300,952
7.000%, 07/15/32	205,210	211,380
7.500%, 02/20/28	19,968	20,758
7.500%, 08/15/29	40,296	41,822
7.500%, 04/15/30	30,669	31,829
8.000%, 09/15/16	6,441	6,762
8.000%, 08/15/26	9,979	10,593
8.000%, 09/15/26	21,612	22,942
8.000%, 05/15/27	12,859	13,647
8.000%, 06/15/29	84,772	89,951
9.000%, 11/15/24	64,955	69,870

*See accompanying notes to financial statements.

MSF-343

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Tennessee Valley Authority 6.000%, 03/15/13	$1,000,000	$1,026,636

		487,259,653

Food & Staples Retailing—0.3%
Kroger Co. 5.500%, 02/01/13	950,000	906,628
Wal-Mart Stores, Inc. 4.550%, 05/01/13	2,075,000	1,933,727
6.875%, 08/10/09	500,000	517,192

		3,357,547

Food Products—0.7%
Archer-Daniels-Midland Co. 8.875%, 04/15/11	200,000	225,200
Campbell Soup Co. 5.500%, 03/15/07 (a)	400,000	399,751
Fred Meyer, Inc. 7.450%, 03/01/08	300,000	307,468
General Mills, Inc. 5.125%, 02/15/07	400,000	398,677
6.000%, 02/15/12	2,000,000	2,007,546
Kellogg Co. 6.600%, 04/01/11	2,700,000	2,789,151
Kraft Foods, Inc. 6.250%, 06/01/12	900,000	910,190

		7,037,983

Foreign Government—1.8%
Government of Canada 6.750%, 08/28/06	1,500,000	1,503,787
Province of Nova Scotia 9.250%, 03/01/20	250,000	329,865
Province of Ontario 5.125%, 07/17/12 (a)	2,000,000	1,959,935
5.500%, 10/01/08	300,000	300,221
Province of Quebec 4.875%, 05/05/14	1,925,000	1,831,554
7.500%, 07/15/23 (a)	350,000	410,661
Republic of Italy 4.500%, 01/21/15 (a)	2,975,000	2,749,425
5.625%, 06/15/12	3,650,000	3,647,152
6.000%, 05/29/08	300,000	302,431
Republic of Korea 8.875%, 04/15/08	200,000	211,054
United Mexican States 8.000%, 09/24/22 (a)	2,200,000	2,453,000
8.375%, 01/14/11	250,000	273,393
9.875%, 01/15/07 (a)	3,100,000	3,166,650
9.875%, 02/01/10	500,000	562,250

		19,701,378

Security Description	Face Amount	Value*

Health Care Providers & Services—0.4%
Anthem, Inc. 6.800%, 08/01/12	$2,200,000	$2,295,453
Bristol Myers Squibb Co. 5.750%, 10/01/11	1,900,000	1,898,214

		4,193,667

Household Durables—0.0%
Centex Corp. 7.500%, 01/15/12	500,000	516,178

Industrial Conglomerates—0.1%
General Electric Co. 5.000%, 02/01/13	930,000	889,795
Honeywell International, Inc. 7.500%, 03/01/10	300,000	317,925

		1,207,720

Insurance—0.5%
Allstate Corp. 6.125%, 02/15/12	2,750,000	2,795,290
6.900%, 05/15/38	150,000	153,994
American General Capital II 8.500%, 07/01/30	250,000	300,079
Chubb Corp. 6.000%, 11/15/11 (a)	350,000	352,382
GE Global Insurance Holding Corp. 7.500%, 06/15/10	500,000	529,484
Hartford Financial Services Group, Inc. 6.375%, 11/01/08	105,000	106,493
Hartford Life, Inc. 7.650%, 06/15/27	780,000	879,331

		5,117,053

Leisure Equipment & Products—0.0%
Carnival Corp. 6.150%, 04/15/08	500,000	502,267

Machinery—0.1%
Caterpillar, Inc. 7.250%, 09/15/09	250,000	260,593
Deere & Co. 6.950%, 04/25/14	850,000	903,053
7.850%, 05/15/10	300,000	321,147

		1,484,793

Media—1.1%
AOL Time Warner, Inc. 6.150%, 05/01/07	4,650,000	4,665,950
Belo Corp. 8.000%, 11/01/08	500,000	519,395
Clear Channel Communications, Inc. 6.000%, 11/01/06	600,000	600,005
Comcast Cable Communications 8.375%, 05/01/07	250,000	255,261

*See accompanying notes to financial statements.

MSF-344

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Media—(Continued)
Comcast Corp. 5.300%, 01/15/14	$1,445,000	$1,356,119
5.650%, 06/15/35	1,500,000	1,275,214
Cox Communications, Inc. 7.750%, 11/01/10	250,000	264,995
News America, Inc. 6.550%, 03/15/33	1,950,000	1,817,747
The Walt Disney Co. 6.375%, 03/01/12	200,000	205,288
Time Warner Entertainment Co., L.P. 7.250%, 09/01/08	250,000	256,421
Time Warner, Inc. 7.625%, 04/15/31	300,000	323,136
9.125%, 01/15/13	418,000	478,347

		12,017,878

Metals & Mining—0.2%
Alcoa, Inc. 5.375%, 01/15/13 (a)	1,000,000	968,230
6.000%, 01/15/12	400,000	401,691
6.500%, 06/01/11	300,000	308,483

		1,678,404

Multi-Utilities—0.3%
Pacific Gas & Electric Co. 4.800%, 03/01/14	3,125,000	2,912,044

Multiline Retail—0.2%
Target Corp. 6.350%, 11/01/32	2,300,000	2,360,604

Office Electronics—0.2%
International Business Machines Corp. 4.750%, 11/29/12	1,000,000	948,065
7.500%, 06/15/13	1,000,000	1,093,835
8.375%, 11/01/19	425,000	512,377

		2,554,277

Oil, Gas & Consumable Fuels—0.8%
Atlantic Richfield Co. 5.900%, 04/15/09	300,000	303,263
ConocoPhillips Holding Co. 6.950%, 04/15/29	300,000	326,222
Enterprise Products Operations, L.P. 5.000%, 03/01/15 (a)	2,000,000	1,804,832
PEMEX Master Trust 5.750%, 12/15/15 (a)	3,600,000	3,342,348
9.250%, 03/30/18 (b)	1,000,000	1,160,000
Phillips Petroleum Co. 6.375%, 03/30/09	300,000	306,497
Southern California Gas Co. 4.800%, 10/01/12	1,000,000	948,757
Transocean Sedco Forex, Inc. 7.500%, 04/15/31	300,000	336,819

		8,528,738

Security Description	Face Amount	Value*

Paper & Forest Products—0.2%
International Paper Co. 6.875%, 04/15/29	$250,000	$241,880
MeadWestvaco Corp. 6.850%, 04/01/12	1,000,000	1,016,989
Weyerhaeuser Co. 7.375%, 03/15/32	500,000	505,642

		1,764,511

Personal Products—0.3%
Procter & Gamble Co. 4.950%, 08/15/14	2,000,000	1,899,881
6.450%, 01/15/26	200,000	209,891
6.875%, 09/15/09	850,000	882,049

		2,991,821

Pharmaceuticals—0.4%
Abbott Laboratories 5.625%, 07/01/06	300,000	300,000
Johnson & Johnson 6.950%, 09/01/29	250,000	286,152
Merck & Co., Inc. 5.950%, 12/01/28	300,000	281,790
Wyeth 5.500%, 02/01/14	3,000,000	2,899,168

		3,767,110

Real Estate—0.5%
EOP Operating, L.P. 4.750%, 03/15/14	4,050,000	3,696,856
5.875%, 01/15/13	1,500,000	1,476,561

		5,173,417

Road & Rail—0.3%
Burlington Northern Santa Fe Corp. 5.900%, 07/01/12	1,000,000	1,004,585
CSX Corp. 6.750%, 03/15/11	200,000	207,548
7.450%, 05/01/07	300,000	303,989
7.900%, 05/01/17	500,000	564,653
Norfolk Southern Corp. 5.590%, 05/17/25	144,000	133,301
6.200%, 04/15/09	350,000	354,593
7.250%, 02/15/31	156,000	173,226

		2,741,895

Specialty Retail—0.1%
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,092,816

Thrifts & Mortgage Finance—0.0%
Washington Mutual, Inc. 5.625%, 01/15/07	500,000	499,568

*See accompanying notes to financial statements.

MSF-345

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

U.S. Treasury—23.8%
United States Treasury Bonds 4.500%, 02/15/36 (a)	$5,500,000	$4,932,785
5.250%, 11/15/28 (a)	2,700,000	2,688,201
5.375%, 02/15/31 (a)	2,225,000	2,264,293
5.500%, 08/15/28 (a)	2,420,000	2,486,477
6.125%, 11/15/27 (a)	3,950,000	4,364,868
6.250%, 08/15/23 (a)	7,750,000	8,549,257
6.500%, 11/15/26	1,000,000	1,147,570
7.125%, 02/15/23 (a)	3,030,000	3,625,668
7.250%, 08/15/22 (a)	2,000,000	2,413,400
7.875%, 02/15/21 (a)	2,650,000	3,334,972
8.125%, 08/15/19 (a)	1,895,000	2,399,752
8.500%, 02/15/20 (a)	1,400,000	1,831,256
8.875%, 02/15/19 (a)	10,215,000	13,577,267
9.125%, 05/15/18 (a)	1,600,000	2,142,992
9.250%, 02/15/16 (a)	1,375,000	1,795,049
United States Treasury Notes 3.250%, 08/15/08 (a)	3,000,000	2,887,200
3.375%, 02/15/08 (a)	20,730,000	20,149,352
3.375%, 11/15/08 (a)	15,820,000	15,198,321
3.375%, 10/15/09 (a)	5,000,000	4,739,500
3.500%, 11/15/09 (a)	4,000,000	3,801,880
3.500%, 12/15/09	4,000,000	3,798,200
3.625%, 06/30/07 (a)	6,000,000	5,904,120
3.625%, 07/15/09 (a)	4,420,000	4,235,377
3.625%, 01/15/10 (a)	4,000,000	3,808,480
3.625%, 06/15/10 (a)	16,200,000	15,354,522
3.875%, 05/15/09 (a)	4,000,000	3,866,720
4.000%, 04/15/10 (a)	6,000,000	5,771,580
4.000%, 11/15/12 (a)	7,250,000	6,814,435
4.250%, 10/15/10 (a)	5,000,000	4,839,200
4.250%, 08/15/13 (a)	14,380,000	13,644,607
4.250%, 11/15/13 (a)	1,600,000	1,514,304
4.250%, 08/15/14 (a)	17,930,000	16,889,164
4.250%, 11/15/14 (a)	5,200,000	4,890,964
4.250%, 08/15/15 (a)	3,000,000	2,807,580
4.375%, 08/15/12 (a)	5,000,000	4,811,350
4.500%, 02/15/09 (a)	12,000,000	11,810,520
4.750%, 05/15/14 (a)	5,900,000	5,756,040
4.875%, 05/31/08 (a)	13,000,000	12,927,330
4.875%, 02/15/12 (a)	4,500,000	4,450,770
5.000%, 08/15/11 (a)	3,500,000	3,489,500
5.625%, 05/15/08 (a)	5,580,000	5,624,305
5.750%, 08/15/10 (a)	7,120,000	7,294,938
6.500%, 02/15/10 (a)	1,710,000	1,786,676

		256,420,742

Wireless Telecommunication Services—0.1%
AT&T Wireless Services, Inc. 8.125%, 05/01/12	500,000	551,109
8.750%, 03/01/31	300,000	365,873
Cingular Wireless, LLC 7.125%, 12/15/31	100,000	104,576

		1,021,558

Security Description	Face Amount	Value*

Yankee—3.0%
Apache Finance Canada Corp. 7.750%, 12/15/29	$300,000	$351,028
Asian Development Bank 4.875%, 02/05/07	4,650,000	4,632,437
BP Canada Finance Co. 3.375%, 10/31/07	500,000	486,315
British Telecommunications, Plc. 8.875%, 12/15/30 (b)	1,000,000	1,229,491
Burlington Resources Finance Co. 5.700%, 03/01/07	600,000	598,544
Conoco Funding Co. 6.350%, 10/15/11	500,000	512,118
Deutsche Telekom International Finance 8.250%, 06/15/30 (b)	1,000,000	1,154,550
Encana Corp. 4.750%, 10/15/13	2,000,000	1,858,611
European Investment Bank 3.375%, 03/16/09	4,200,000	3,990,105
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,523,377
8.400%, 01/15/22	1,000,000	1,243,124
Intermediate American Development Bank 5.375%, 11/18/08	700,000	699,754
6.800%, 10/15/25	500,000	553,303
7.000%, 06/15/25	200,000	226,974
8.875%, 06/01/09	400,000	435,326
International Bank for Reconstruction & Development 4.375%, 09/28/06	1,000,000	997,559
8.875%, 03/01/26	535,000	726,926
KFW International Finance, Inc. 4.750%, 01/24/07	500,000	497,325
8.000%, 02/15/10	1,000,000	1,080,365
Korea Development Bank 5.750%, 09/10/13 (a)	2,000,000	1,968,818
Kreditanstalt Fuer Wiederaufbank 3.375%, 01/23/08	2,475,000	2,398,783
National Australia Bank, Ltd. 6.600%, 12/10/07	350,000	354,222
Norsk Hydro A/S 6.700%, 01/15/18	300,000	312,012
6.800%, 01/15/28	1,350,000	1,429,590
Telefonica Europe BV 8.250%, 09/15/30 (a)	1,000,000	1,127,341
Tyco International Group S.A. 6.875%, 01/15/29	1,275,000	1,310,331
Vodafone Airtouch, Plc. 7.750%, 02/15/10	1,150,000	1,214,583

		32,912,912

Total Fixed Income (Identified Cost $1,091,918,154)		1,056,252,438

*See accompanying notes to financial statements.

MSF-346

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Short Term Investments—1.0%

Security Description	Face Amount	Value*

Discount Notes—1.0%
Federal Home Loan Bank 4.750%, 07/03/06	$10,700,000	$10,697,176

Total Short Term Investments (Identified Cost $10,697,176)		10,697,176

Total Investments—99.2% (Identified Cost $1,102,615,330) (c)		1,066,949,614
Other assets less liabilities		8,767,702

Total Net Assets—100%		$1,075,717,316

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $267,758,112 and the collateral received consisted of cash in the amount of $259,939,160 and securities with a market value of $ 12,481,847.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2006.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,102,615,330 and the composition of unrealized appreciation and depreciation of investment securities was $2,566,829 and $(38,232,545), respectively.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

*See accompanying notes to financial statements.

MSF-347

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$1,066,949,614
Cash		89,420
Collateral for securities loaned		272,421,007
Receivable for:
Securities sold		3,981,562
Fund shares sold		2,903,263
Accrued interest and dividends		10,526,918

Total Assets		1,356,871,784
Liabilities
Payable for:
Fund shares redeemed	$2,839,256
Securities purchased	5,290,513
Return of collateral for securities loaned	272,421,007
Accrued expenses:
Management fees	216,608
Service and distribution fees	104,068
Other expenses	283,016

Total Liabilities		281,154,468

Net Assets		$1,075,717,316

Net assets consists of:
Capital paid in		$1,101,727,059
Undistributed net investment income		24,337,662
Accumulated net realized losses		(14,681,689)
Unrealized depreciation on investments		(35,665,716)

Net Assets		$1,075,717,316

Computation of offering price:
Class A
Net asset value and redemption price per share ($496,989,366 divided by 48,485,390 shares outstanding)		$10.25

Class B
Net asset value and redemption price per share ($404,150,286 divided by 39,964,446 shares outstanding)		$10.11

Class E
Net asset value and redemption price per share ($174,577,664 divided by 17,095,384 shares outstanding)		$10.21

Identified cost of investments		$1,102,615,330

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Interest		$26,675,188 (a)

Expenses
Management fees	$1,334,106
Service and distribution fees—Class B	473,788
Service and distribution fees—Class E	135,978
Directors’ fees and expenses	10,574
Custodian	135,784
Audit and tax services	13,759
Legal	15,514
Printing	194,621
Insurance	9,201
Miscellaneous	6,920

Total expenses	2,330,245
Management fee waivers	(32,019)	2,298,226

Net Investment Income		24,376,962

Realized and Unrealized Loss
Realized loss on:
Investments—net		(2,188,191)
Unrealized depreciation on:
Investments—net		(31,766,802)

Net loss		(33,954,993)

Net (Decrease) in Net Assets From Operations		$(9,578,031)

(a)	Includes income on securities loaned of $124,943.

See accompanying notes to financial statements.

MSF-348

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$24,376,962	$42,244,277
Net realized loss	(2,188,191)	(829,022)
Unrealized depreciation	(31,766,802)	(21,296,430)

Increase (decrease) in net assets from operations	(9,578,031)	20,118,825

From Distributions to Shareholders
Net investment income
Class A	(22,640,441)	(21,425,965)
Class B	(16,460,107)	(8,685,574)
Class E	(7,653,204)	(7,465,846)

Total distributions	(46,753,752)	(37,577,385)

Increase in net assets from capital share transactions	61,679,245	166,143,938

Total increase in net assets	5,347,462	148,685,378

Net Assets
Beginning of the period	1,070,369,854	921,684,476

End of the period	$1,075,717,316	$1,070,369,854

Undistributed Net Investment Income
End of the period	$24,337,662	$46,714,452

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	5,639,745	$60,010,807	9,866,764	$106,886,054
Reinvestments	2,215,307	22,640,441	2,011,828	21,425,965
Redemptions	(7,911,124)	(83,666,286)	(13,294,212)	(143,962,582)

Net decrease	(56,072)	$(1,015,038)	(1,415,620)	$(15,650,563)

Class B
Sales	8,806,939	$92,130,880	20,869,536	$223,146,587
Reinvestments	1,631,329	16,460,107	825,625	8,685,574
Redemptions	(3,745,516)	(38,966,121)	(4,151,285)	(44,267,125)

Net increase	6,692,752	$69,624,866	17,543,876	$187,565,036

Class E
Sales	914,229	$9,653,367	2,038,741	$22,064,654
Reinvestments	751,050	7,653,204	703,661	7,465,846
Redemptions	(2,296,504)	(24,237,154)	(3,270,738)	(35,301,035)

Net decrease	(631,225)	$(6,930,583)	(528,336)	$(5,770,535)

Increase derived from capital share transactions	6,005,455	$61,679,245	15,599,920	$166,143,938

See accompanying notes to financial statements.

MSF-349

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.81		$11.02	$10.93	$11.17	$10.46	$9.90

Income From Investment Operations
Net investment income	0.25		0.49	0.46	0.45	0.47	0.54
Net realized and unrealized gain (loss) on investments	(0.34)		(0.27)	(0.02)	(0.06)	0.57	0.19

Total from investment operations	(0.09)		0.22	0.44	0.39	1.04	0.73

Less Distributions
Distributions from net investment income	(0.47)		(0.43)	(0.35)	(0.63)	(0.33)	(0.17)

Total distributions	(0.47)		(0.43)	(0.35)	(0.63)	(0.33)	(0.17)

Net Asset Value, End of Period	$10.25		$10.81	$11.02	$10.93	$11.17	$10.46

Total Return (%)	(0.8	)(b)	2.1	4.1	3.6	10.2	7.4
Ratio of operating expenses to average net assets (%)	0.32	(c)	0.31	0.32	0.34	0.34	0.38
Ratio of net investment income to average net assets (%)	4.68	(c)	4.30	4.42	4.44	5.14	5.66
Portfolio turnover rate (%)	32	(c)	23	27	46	48	18
Net assets, end of period (000)	$496,989		$524,878	$550,456	$500,629	$346,774	$254,357

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$10.66		$10.87	$10.79	$11.04	$10.37	$9.93

Income From Investment Operations
Net investment income	0.21		0.36	0.36	0.40	0.38	0.38
Net realized and unrealized gain (loss) on investments	(0.32)		(0.16)	0.04	(0.04)	0.61	0.23

Total from investment operations	(0.11)		0.20	0.40	0.36	0.99	0.61

Less Distributions
Distributions from net investment income	(0.44)		(0.41)	(0.32)	(0.61)	(0.32)	(0.17)

Total distributions	(0.44)		(0.41)	(0.32)	(0.61)	(0.32)	(0.17)

Net Asset Value, End of Period	$10.11		$10.66	$10.87	$10.79	$11.04	$10.37

Total Return (%)	(1.0	)(b)	1.9	3.8	3.4	9.9	6.1	(b)
Ratio of operating expenses to average net assets (%)	0.57	(c)	0.56	0.57	0.59	0.59	0.63	(c)
Ratio of net investment income to average net assets (%)	4.44	(c)	4.06	4.16	4.20	4.89	5.33	(c)
Portfolio turnover rate (%)	32	(c)	23	27	46	48	18	(c)
Net assets, end of period (000)	$404,150		$354,652	$170,958	$73,938	$45,788	$16,276

(a)	Commencement of operations was January 2, 2001 and May 1, 2001 for classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-350

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$10.77		$10.97	$10.89	$11.14	$10.45	$9.97

Income From Investment Operations
Net investment income	0.26		0.46	0.44	0.52	0.45	0.02
Net realized and unrealized gain (loss) on investments	(0.36)		(0.25)	(0.02)	(0.15)	0.57	0.46

Total from investment operations	(0.10)		0.21	0.42	0.37	1.02	0.48

Less Distributions
Distributions from net investment income	(0.46)		(0.41)	(0.34)	(0.62)	(0.33)	0.00

Total distributions	(0.46)		(0.41)	(0.34)	(0.62)	(0.33)	0.00

Net Asset Value, End of Period	$10.21		$10.77	$10.97	$10.89	$11.14	$10.45

Total Return (%)	(1.0	)(b)	2.0	3.9	3.5	10.1	4.8	(b)
Ratio of operating expenses to average net assets (%)	0.47	(c)	0.46	0.47	0.49	0.49	0.53	(c)
Ratio of net investment income to average net assets (%)	4.53	(c)	4.15	4.26	4.29	4.90	5.74	(c)
Portfolio turnover rate (%)	32	(c)	23	27	46	48	18	(c)
Net assets, end of period (000)	$174,578		$190,840	$200,270	$115,749	$32,511	$87

(a)	Commencement of operations was January 2, 2001 and May 1, 2001 for classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-351

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—97.8% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—3.4%
Alliant Techsystems, Inc. 6.750%, 04/01/16	$190,000	$182,875
Argo-Tech Corp. 9.250%, 06/01/11	75,000	77,250
BE Aerospace, Inc. 8.875%, 05/01/11	475,000	491,625
DRS Technologies, Inc. 6.625%, 02/01/16	90,000	87,075
7.625%, 02/01/18	400,000	398,000
L-3 Communications Holdings, Inc. 6.375%, 10/15/15	1,150,000	1,098,250
Moog, Inc. 6.250%, 01/15/15	550,000	517,000
TransDigm, Inc. (144A) 7.750%, 07/15/14	290,000	288,550

		3,140,625

Auto Components—1.0%
Commercial Vehicle Group, Inc. 8.000%, 07/01/13	35,000	33,513
Keystone Automotive Operations, Inc. 9.750%, 11/01/13	235,000	222,075
TRW Automotive, Inc. 9.375%, 02/15/13	160,000	170,000
Visteon Corp. 8.250%, 08/01/10 (a)	520,000	486,200

		911,788

Automobiles—4.4%
Ford Motor Co. 7.450%, 07/16/31 (a)	3,225,000	2,330,063
8.900%, 01/15/32	275,000	219,313
General Motors Corp. 8.250%, 07/15/23 (a)	175,000	137,813
8.375%, 07/15/33 (a)	1,775,000	1,428,875

		4,116,064

Building Products—2.1%
Associated Materials, Inc. 0/11.250%, 03/01/14 (b)	55,000	33,138
9.750%, 04/15/12	515,000	512,425
Norcraft Holdings, L.P. 0/9.750%, 09/01/12 (b)	400,000	324,000
Nortek, Inc. 8.500%, 09/01/14	755,000	730,463
NTK Holdings, Inc. 0/10.750%%, 03/01/14 (b)	140,000	101,325
Ply Gem Industries, Inc. 9.000%, 02/15/12	225,000	204,750
U.S. Concrete, Inc. (144A) 8.375%, 04/01/14	50,000	50,500

		1,956,601

Security Description	Face Amount	Value*

Capital Markets—0.1%
E*Trade Financial Corp. 7.875%, 12/01/15	$100,000	$102,500

Chemicals—1.0%
Huntsman International, LLC 9.875%, 03/01/09	450,000	468,000
10.125%, 07/01/09 (a)	289,000	293,335
IMC Global, Inc. 10.875%, 06/01/08	53,000	56,445
Innophos, Inc. 8.875%, 08/15/14	100,000	98,500
Rockwood Specialties Group, Inc. 7.625%, 11/15/14 (EUR)	50,000	64,851

		981,131

Commercial Services & Supplies—2.7%
Alderwoods Group, Inc. 7.750%, 09/15/12	850,000	896,750
Allied Waste North America, Inc. 6.125%, 02/15/14 (a)	225,000	202,500
9.250%, 09/01/12	83,000	87,980
Avis Budget Car Rental, LLC (144A) 7.625%, 05/15/14	80,000	77,600
Carriage Services, Inc. 7.875%, 01/15/15	125,000	121,875
Hertz Corp. (144A) 10.500%, 01/01/16 (a)	915,000	969,900
NationsRent Cos., Inc. 9.500%, 05/01/15	145,000	153,338

		2,509,943

Communications Equipment—0.2%
PanAmSat Corp. 9.000%, 08/15/14	175,000	177,625

Computers & Peripherals—1.1%
Activant Solutions, Inc. (144A) 9.500%, 05/01/16	275,000	266,063
Sungard Data Systems, Inc. (144A) 10.250%, 08/15/15	715,000	739,131

		1,005,194

Containers & Packaging—3.5%
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26 (a)	850,000	745,875
Graham Packaging Co., Inc. 9.875%, 10/15/14 (a)	450,000	445,500
Graphic Packaging International Corp. 8.500%, 08/15/11 (a)	75,000	74,813
9.500%, 08/15/13 (a)	525,000	519,750
Jefferson Smurfit Corp. 8.250%, 10/01/12	12	11
Owens-Brockway Glass Container, Inc. 6.750%, 12/01/14 (a)	225,000	208,688
7.750%, 05/15/11	300,000	302,250
8.875%, 02/15/09	575,000	592,250

*See accompanying notes to financial statements.

MSF-352

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Containers & Packaging—(Continued)
Plastipak Holdings, Inc. (144A) 8.500%, 12/15/15	$180,000	$180,000
Smurfit-Stone Container Enterprises, Inc. 8.375%, 07/01/12	225,000	212,625

		3,281,762

Diversified Consumer Services—0.2%
Education Management Corp. (144A) 8.750%, 06/01/14	240,000	237,600

Diversified Financial Services—7.5%
AAC Group Holding Corp. 0/10.250%, 10/01/12 (b)	50,000	39,000
Calpoint Receivable Structured Trust 2001 (144A) 7.440%, 12/10/06	30,357	30,433
CCM Merger, Inc. (144A) 8.000%, 08/01/13	275,000	259,875
CitiSteel USA, Inc. 12.490%, 09/01/10 (c)	120,000	123,900
CitiSteel USA, Inc. (144A) 15.000%, 10/01/10	90,000	90,000
Crystal U.S. Holdings 3, LLC 0/10.500%, 10/01/14 (b)	163,000	127,548
EPL Finance Corp. (144A) 11.750%, 11/15/13	85,000	97,113
Foamex Capital Corp. (144A) 13.500%, 08/15/06	250,000	222,500
Ford Motor Credit Co. 7.000%, 10/01/13	670,000	576,627
Ford Motor Credit Co. (144A) 10.486%, 06/15/11 (a) (c)	677,663	679,987
General Motors Acceptance Corp. 6.875%, 08/28/12	450,000	423,976
8.000%, 11/01/31 (a)	2,555,000	2,455,714
H&E Finance Corp. 11.125%, 06/15/12	30,000	33,129
Hexion U.S. Finance Corp. 9.000%, 07/15/14 (a)	375,000	379,688
HNS Finance Corp. (144A) 9.500%, 04/15/14	220,000	215,600
Inergy Finance Corp. 8.250%, 03/01/16	300,000	303,000
Rainbow National Services, LLC (144A) 8.750%, 09/01/12	100,000	105,000
Ucar Finance, Inc. 10.250%, 02/15/12	40,000	42,200
UGS Capital Corp. II (144A) 10.380%, 06/01/11 (c)	340,000	336,600
Xerox Capital Trust I 8.000%, 02/01/27	525,000	526,969

		7,068,859

Security Description	Face Amount	Value*

Diversified Telecommunication Services—4.7%
Cincinnati Bell, Inc. 7.000%, 02/15/15	$650,000	$612,625
Citizens Communications Co. 6.250%, 01/15/13	500,000	472,500
Hawaiian Telcom Communications, Inc. 12.500%, 05/01/15 (a)	265,000	277,588
Insight Midwest, L.P. 9.750%, 10/01/09	725,000	739,500
IWO Holdings, Inc. 8.818%, 01/15/12 (c)	100,000	103,500
Mediacom Broadband, LLC 9.500%, 01/15/13 (a)	65,000	64,675
Qwest Communications International, Inc. 7.500%, 02/15/14	95,000	92,625
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14 (a)	390,000	380,250
Qwest Corp. 6.875%, 09/15/33	785,000	679,025
7.500%, 06/15/23 (a)	105,000	98,438
7.875%, 09/01/11	348,000	352,350
Windstream Corp. (144A) 8.625%, 08/01/16	540,000	552,150

		4,425,226

Electric Utilities—2.0%
Edison Mission Energy (144A) 7.500%, 06/15/13	60,000	58,800
7.750%, 06/15/16	320,000	314,400
Midwest Generation, LLC 8.560%, 01/02/16	258,095	270,999
Mirant Americas Generation, LLC 9.125%, 05/01/31	365,000	354,050
Williams Cos., Inc. 7.125%, 09/01/11	850,000	850,000

		1,848,249

Energy Equipment & Services—1.5%
Northwest Pipeline Corp. (144A) 7.000%, 06/15/16	60,000	59,625
SESI, LLC (144A) 6.875%, 06/01/14	20,000	19,250
Sonat, Inc. 6.625%, 02/01/08	275,000	273,281
7.625%, 07/15/11	675,000	681,750
Transcontinental Gas Pipe Line Corp. 8.875%, 07/15/12	375,000	413,438

		1,447,344

Food & Staples Retailing—0.5%
Delhaize America, Inc. 9.000%, 04/15/31	425,000	466,059

*See accompanying notes to financial statements.

MSF-353

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Food Products—0.6%
Del Monte Corp. 6.750%, 02/15/15	$125,000	$115,938
Dole Food Co., Inc. 8.875%, 03/15/11 (a)	279,000	261,563
Nutro Products, Inc. (144A) 9.230%, 10/15/13 (c)	65,000	66,219
10.750%, 04/15/14	130,000	133,738

		577,458

Foreign Government—0.2%
Federative Republic of Brazil 8.000%, 01/15/18	190,000	200,450

Health Care Providers & Services—4.7%
DaVita, Inc. 7.250%, 03/15/15 (a)	640,000	614,400
HCA, Inc. 6.500%, 02/15/16	675,000	624,123
7.500%, 11/15/95	20,000	16,574
IASIS Healthcare, LLC 8.750%, 06/15/14	550,000	539,000
Tenet Healthcare Corp. 6.875%, 11/15/31	1,650,000	1,320,000
7.375%, 02/01/13 (a)	275,000	250,938
9.875%, 07/01/14 (a)	35,000	35,000
Triad Hospitals, Inc. 7.000%, 11/15/13	550,000	534,875
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	500,000	498,750

		4,433,660

Hotels, Restaurants & Leisure—5.6%
Aztar Corp. 7.875%, 06/15/14	250,000	264,375
Boyd Gaming Corp. 6.750%, 04/15/14 (a)	725,000	687,844
Caesars Entertainment, Inc. 7.875%, 03/15/10	300,000	311,250
Carrols Corp. 9.000%, 01/15/13	550,000	551,375
Gaylord Entertainment Co. 6.750%, 11/15/14	600,000	562,500
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10	270,000	286,875
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	550,000	519,063
Las Vegas Sands Corp. 6.375%, 02/15/15	550,000	510,125
Mohegan Tribal Gaming Authority 7.125%, 08/15/14	175,000	169,313
Penn National Gaming, Inc. 6.750%, 03/01/15	475,000	442,938
River Rock Entertainment Authority 9.750%, 11/01/11	45,000	47,363

Security Description	Face Amount	Value*

Hotels, Restaurants & Leisure—(Continued)
Station Casinos, Inc. 6.500%, 02/01/14	$175,000	$162,750
Wynn Las Vegas, LLC 6.625%, 12/01/14	800,000	754,000

		5,269,771

Household Durables—3.8%
Beazer Homes USA, Inc. 6.875%, 07/15/15	35,000	31,850
Beazer Homes USA, Inc. (144A) 8.125%, 06/15/16 (a)	335,000	322,019
Hovnanian Enterprises, Inc. 6.375%, 12/15/14	1,150,000	1,017,750
Jacuzzi Brands, Inc. 9.625%, 07/01/10	155,000	163,719
KB Home 6.375%, 08/15/11 (a)	425,000	404,801
8.625%, 12/15/08 (a)	125,000	129,532
9.500%, 02/15/11 (a)	325,000	339,625
Sealy Mattress Co. 8.250%, 06/15/14 (a)	475,000	475,000
Simmons Bedding Co.
0/10.000%, 12/15/14 (b)	175,000	116,375
7.875%, 01/15/14	225,000	210,375
William Lyon Homes, Inc. 10.750%, 04/01/13	350,000	336,000

		3,547,046

Household Products—0.9%
American Greetings Corp. 7.375%, 06/01/16	40,000	40,200
Church & Dwight Co., Inc. 6.000%, 12/15/12 (a)	125,000	115,625
Spectrum Brands, Inc. 7.375%, 02/01/15	832,000	676,000

		831,825

Independent Power Producers & Energy Traders—1.4%
NRG Energy, Inc. 7.250%, 02/01/14 (a)	200,000	195,000
7.375%, 02/01/16	970,000	945,750
Reliant Energy, Inc. 9.250%, 07/15/10	150,000	150,000

		1,290,750

Insurance—0.4%
Crum & Forster Holdings Corp. 10.375%, 06/15/13 (a)	410,000	417,175

Internet & Catalog Retail—0.3%
FTD, Inc. 7.750%, 02/15/14	300,000	295,500

*See accompanying notes to financial statements.

MSF-354

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Leisure Equipment & Products—1.2%
Herbst Gaming, Inc. 7.000%, 11/15/14	$550,000	$522,500
Pinnacle Entertainment, Inc. 8.750%, 10/01/13	550,000	573,375

		1,095,875

Machinery—1.5%
BGF Industries, Inc. 10.250%, 01/15/09	275,000	257,125
Case New Holland, Inc. 9.250%, 08/01/11	375,000	394,688
Hexcel Corp. 6.750%, 02/01/15	350,000	327,250
Terex Corp. 7.375%, 01/15/14	467,000	464,665

		1,443,728

Media—12.1%
Affinion Group, Inc. (144A) 10.125%, 10/15/13 (a)	375,000	376,875
AM/FM, Inc. 8.000%, 11/01/08 (a)	200,000	207,940
AMC Entertainment, Inc. 8.625%, 08/15/12	195,000	200,363
9.420%, 08/15/10 (c)	225,000	231,750
11.000%, 02/01/16	240,000	256,800
CCH I Holdings, LLC 9.920%, 04/01/14	247,000	148,200
11.000%, 10/01/15	197,000	172,375
CCH II Holdings, LLC 10.250%, 09/15/10	220,000	220,550
CCO Holdings, LLC 9.454%, 12/15/10 (c)	300,000	306,000
Charter Communications Holdings, LLC 8.625%, 04/01/09	150,000	115,500
9.625%, 11/15/09	170,000	130,900
10.750%, 10/01/09	80,000	63,200
Charter Communications Operating, LLC (144A) 8.375%, 04/30/14	550,000	550,688
CMP Susquehanna Corp. (144A) 9.875%, 05/15/14	95,000	88,350
CSC Holdings, Inc. 7.625%, 04/01/11	1,010,000	1,010,000
7.625%, 07/15/18 (a)	100,000	99,000
Dex Media, Inc. 8.000%, 11/15/13	625,000	628,125
EchoStar DBS Corp. 6.625%, 10/01/14	1,175,000	1,104,500
EchoStar DBS Corp. (144A) 7.125%, 02/01/16	90,000	86,625
Houghton Mifflin Co. 7.200%, 03/15/11	1,125,000	1,130,625
8.250%, 02/01/11	175,000	177,188
Lamar Media Corp. 6.625%, 08/15/15	210,000	194,250

Security Description	Face Amount	Value*

Media—(Continued)
LIN Television Corp. 6.500%, 05/15/13	$275,000	$250,938
Lodgenet Entertainment Corp. 9.500%, 06/15/13	475,000	505,875
NTL Cable, Plc. 8.750%, 04/15/14 (EUR)	175,000	227,817
Primedia, Inc. 8.875%, 05/15/11 (a)	550,000	528,000
R.H. Donnelley Corp. (144A) 6.875%, 01/15/13	500,000	460,000
8.875%, 01/15/16	750,000	756,563
Radio One, Inc. 6.375%, 02/15/13	150,000	137,250
Sinclair Broadcast Group, Inc. 8.000%, 03/15/12	535,000	543,025
XM Satellite Radio, Inc. (144A) 9.649%, 05/01/13 (c)	125,000	114,688
9.750%, 05/01/14 (a)	310,000	283,650

		11,307,610

Metals & Mining—2.3%
International Coal Group, Inc. (144A) 10.250%, 07/15/14	250,000	249,688
Metals USA, Inc. (144A) 11.125%, 12/01/15	410,000	448,950
Mueller Group, Inc. 0/14.750%, 04/15/14 (b)	460,000	386,400
RathGibson, Inc. (144A) 11.250%, 02/15/14	300,000	309,000
Steel Dynamics, Inc. 9.500%, 03/15/09 (a)	175,000	180,250
United States Steel Corp. 10.750%, 08/01/08	504,000	541,800

		2,116,088

Multi-Utilities—1.5%
Calpine Generating Co., LLC 9.096%, 04/01/09 (c) (d)	375,000	383,906
Dynegy Holdings, Inc. 7.125%, 05/15/18	400,000	350,000
Dynegy Holdings, Inc. (144A) 8.375%, 05/01/16	500,000	492,500
The AES Corp. 8.875%, 02/15/11	50,000	52,500
The AES Corp. (144A) 9.000%, 05/15/15	110,000	118,250

		1,397,156

Office Electronics—0.8%
IKON Office Solutions, Inc. 7.750%, 09/15/15 (a)	200,000	198,000
Xerox Corp. 6.400%, 03/15/16	550,000	519,063

		717,063

*See accompanying notes to financial statements.

MSF-355

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—5.1%
Belden & Blake Corp. 8.750%, 07/15/12	$340,000	$345,100
Chesapeake Energy Corp. 6.250%, 01/15/18	1,150,000	1,049,375
6.500%, 08/15/17	300,000	273,750
Dresser-Rand Group, Inc. 7.375%, 11/01/14 (c)	198,000	189,090
El Paso CGP Co. 6.700%, 02/15/27	930	929
El Paso Corp. (144A) 6.700%, 02/15/27	62,000	62,049
El Paso Production Holding Co. 7.750%, 06/01/13	650,000	654,875
Exco Resources, Inc. 7.250%, 01/15/11	340,000	326,400
Forest Oil Corp. 8.000%, 12/15/11	150,000	153,375
Mariner Energy, Inc. (144A) 7.500%, 04/15/13	210,000	202,125
Newfield Exploration Co. 6.625%, 09/01/14	225,000	214,313
PetroHawk Energy Corp. (144A) 9.125%, 07/15/13	230,000	228,850
Pogo Producing Co. 8.250%, 04/15/11	325,000	334,750
Pogo Producing Co. (144A) 7.875%, 05/01/13	90,000	90,225
Pride International, Inc. 7.375%, 07/15/14	125,000	125,625
Whiting Peteroleum Corp. 7.250%, 05/01/12	575,000	552,000

		4,802,831

Paper & Forest Products—1.6%
Appleton Papers, Inc. 9.750%, 06/15/14	540,000	545,400
Boise Cascade, LLC 7.125%, 10/15/14	550,000	486,750
7.943%, 10/15/12 (c)	50,000	49,750
Glatfelter (144A) 7.125%, 05/01/16	115,000	113,519
Neenah Paper, Inc. 7.375%, 11/15/14	50,000	46,000
NewPage Corp. 11.399%, 05/01/12 (c)	95,000	103,550
12.000%, 05/01/13 (a)	140,000	144,900

		1,489,869

Pharmaceuticals—1.2%
Leiner Health Products, Inc. 11.000%, 06/01/12	385,000	364,306
Valeant Pharmaceuticals International 7.000%, 12/15/11	575,000	546,250
Warner Chilcott Corp. 9.250%, 02/01/15	175,000	180,250

		1,090,806

Security Description	Face Amount	Value*

Real Estate—1.1%
Felcor Lodging, L.P. (REIT) 8.500%, 06/01/11	$200,000	$212,000
Forest City Enterprises, Inc. 7.625%, 06/01/15	15,000	15,113
Host Marriott, L.P. (REIT) 6.375%, 03/15/15	300,000	282,000
7.000%, 08/15/12	100,000	99,125
7.125%, 11/01/13	100,000	99,625
Host Marriott, L.P. (REIT) (144A) 6.750%, 06/01/16	75,000	71,531
Kimball Hill, Inc. 10.500%, 12/15/12	190,000	175,750
Ventas Realty, L.P. (REIT) 6.500%, 06/01/16	80,000	76,700

		1,031,844

Semiconductors & Semiconductor Equipment—1.1%
Amkor Technologies, Inc. 2.500%, 05/15/11	455,000	419,169
9.250%, 06/01/16	240,000	227,400
Freescale Semiconductor, Inc. 7.818%, 07/15/09 (c)	375,000	382,500

		1,029,069

Software—0.2%
UGS Corp. 10.000%, 06/01/12	200,000	215,000

Specialty Retail—1.7%
Autonation, Inc. (144A) 7.000%, 04/15/14	125,000	123,125
7.045%, 04/15/13 (c)	100,000	99,500
Blockbuster, Inc. 9.000%, 09/01/12 (a)	80,000	74,600
Blockbuster, Inc. (144A) 9.000%, 09/01/12	140,000	130,550
Brookstone Co., Inc. (144A) 12.000%, 10/15/12	95,000	83,600
Harry & David Holdings, Inc. 9.000%, 03/01/13	375,000	339,375
Neiman-Marcus Group, Inc. (144A) 9.000%, 10/15/15	25,000	26,125
10.375%, 10/15/15 (a)	405,000	430,313
Suburban Propane Partners, L.P. 6.875%, 12/15/13 (a)	265,000	247,775

		1,554,963

Textiles, Apparel & Luxury Goods—1.0%
Levi Strauss & Co. 9.750%, 01/15/15	825,000	825,000
Playtex Products, Inc. 8.000%, 03/01/11	140,000	144,900

		969,900

*See accompanying notes to financial statements.

MSF-356

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Wireless Telecommunication Services—1.9%
Centennial Communications Corp. 10.125%, 06/15/13	$700,000	$736,750
Dobson Cellular Systems 8.375%, 11/01/11	275,000	282,563
Rural Cellular Corp. 8.250%, 03/15/12	700,000	718,375

		1,737,688

Yankee—9.7%
Abitibi-Consolidated, Inc. 7.750%, 06/15/11 (a)	650,000	596,375
AES China Generating Co., Ltd. 8.250%, 06/26/10	500,000	495,021
Angiotech Pharmaceuticals, Inc. (144A) 7.750%, 04/01/14	35,000	33,425
Basell AF SCA (144A) 8.375%, 08/15/15 (a)	295,000	283,569
Catalyst Paper Corp. 7.375%, 03/01/14	75,000	67,125
8.625%, 06/15/11 (a)	450,000	438,750
CHC Helicopter Corp. 7.375%, 05/01/14	200,000	192,000
Compagnie Generale de Geophysique S.A. 7.500%, 05/15/15	25,000	24,438
Compagnie Generale de Geophysique S.A. (144A) 7.500%, 05/15/15	60,000	58,650
Crown Cork & Seal Finance, Plc. 7.000%, 12/15/06	75,000	75,094
Grupo Transportacion Ferroviaria Mexicana S.A. de C.V. 9.375%, 05/01/12	385,000	410,025
10.250%, 06/15/07	80,000	82,400
12.500%, 06/15/12	20,000	22,050
Inmarsat Finance, Plc. Zero Coupon, 11/15/12 (b)	100,000	85,125
Intelsat Bermuda, Ltd. (144A) 9.250%, 06/15/16	395,000	407,838
11.250%, 06/15/16	705,000	722,625
Intelsat Subsidiary Holding Co., Ltd. 8.500%, 01/15/13	675,000	669,938
IPSCO, Inc. 8.750%, 06/01/13	300,000	321,750
Kabel Deutschland GmbH (144A) 10.625%, 07/01/14	155,000	163,525
Kerzner International, Ltd. 6.750%, 10/01/15	450,000	469,688
MagnaChip Semiconductor S.A. 8.000%, 12/15/14 (a)	450,000	373,500
Montell Finance Co., BV 8.100%, 03/15/27	155,000	140,275
Nordic Telephone Co., Holdings ApS (144A) 8.875%, 05/01/16	270,000	277,425
Rhodia S.A. 7.625%, 06/01/10	950,000	940,500
10.250%, 06/01/10	137,000	146,248

Security Description	Face Amount	Value*

Yankee—(Continued)
Rogers Cable, Inc. 6.750%, 03/15/15	$75,000	$71,438
Rogers Wireless, Inc. 7.250%, 12/15/12	475,000	478,563
8.000%, 12/15/12	620,000	633,950
Shaw Communications, Inc. 7.250%, 04/06/11	375,000	374,063

		9,055,373

Total Fixed Income (Identified Cost $93,183,678)		91,595,068

Common Stock—0.7%
Security Description	Shares	Value*

Diversified Financial Services—0.0%
Classic Holding Co., LLC (e)	1,057	34,549

Multi-Utilities—0.6%
NorthWestern Corp. (a)	17,382	597,072

Wireless Telecommunication Services—0.1%
iPCS, Inc. (e)	957	46,223

Total Common Stock (Identified Cost $782,438)		677,844

Term Loans—0.6%
Security Description	Face Amount	Value*

Hotels, Restaurants & Leisure—0.6%
Denny’s Corp. (144A) 10.438%, 09/21/10 (c)	$83,333	84,792
10.204%, 09/21/10 (c)	83,333	84,792
10.330%, 09/21/10 (c)	83,333	84,792
10.065%, 09/21/10 (c)	83,333	83,854
10.750%, 09/21/10 (c)	83,333	83,854
9.845%, 09/21/10 (c)	83,333	83,854

Total Term Loans (Identified Cost $499,998)		505,938

Preferred Stock—0.1%
Security Description	Shares	Value*

Auto Components—0.0%
HLI Operating Co., Inc.	40	1,400

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp.	395	101,918

Total Preferred Stock (Identified Cost $100,631)		103,318

*See accompanying notes to financial statements.

MSF-357

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Warrants—0.0%

Security Description	Shares	Value*

Electronic Equipment & Instruments – 0.0%
Viasystems Group, Inc. (e) (f)	9,411	$0

Total Warrants (Identified Cost $142,521)		0

Total Investments—99.2% (Identified Cost $94,709,266) (g)		92,882,168
Other assets less liabilities		744,286

Total Net Assets—100%		$93,626,454

(a)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $18,784,290 and the collateral received consisted of cash in the amount of $18,913,860.
(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2006.
(d)	Non-Income Producing; Defaulted Bond.
(e)	Non-Income Producing.
(f)	Zero Valued Security.
(g)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $94,709,266 and the composition of unrealized appreciation and depreciation of investment securities was $1,581,904 and $(3,409,002), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2006, the market value of 144A securities was $15,162,362, which is 16% of total net assets.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(EUR)—	Euro

*See accompanying notes to financial statements.

MSF-358

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$92,882,168
Cash		1,187,143
Foreign cash at value		12,219
Collateral for securities loaned		18,913,860
Receivable for:
Securities sold		171,697
Fund shares sold		10
Accrued interest and dividends		1,933,946

Total Assets		115,101,043
Liabilities
Payable for:
Fund shares redeemed	$126,612
Securities purchased	2,319,083
Withholding taxes	74
Return of collateral for securities loaned	18,913,860
Accrued expenses:
Management fees	39,009
Other expenses	75,951

Total Liabilities		21,474,589

Net Assets		$93,626,454

Net assets consists of:
Capital paid in		$91,023,519
Undistributed net investment income		3,926,965
Accumulated net realized gains		502,510
Unrealized depreciation on investments and foreign currency		(1,826,540)

Net Assets		$93,626,454

Computation of offering price:
Net asset value and redemption price per share ($93,626,454 divided by 9,850,164 shares outstanding)		$9.51

Identified cost of investments		$94,709,266

Identified cost of foreign cash		$11,707

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$14,507	(a)
Interest		4,263,375	(b)

		4,277,882
Expenses
Management fees	$253,127
Administration fees	23,194
Directors’ fees and expenses	12,919
Custodian	18,707
Audit and tax services	16,410
Legal	14,344
Printing	6,260
Insurance	5,747
Miscellaneous	209

Total expenses		350,917

Net Investment Income		3,926,965

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	535,599
Foreign currency transactions—net	1	535,600

Unrealized appreciation (depreciation) on:
Investments—net	(2,321,635)
Foreign currency transactions—net	46	(2,321,589)

Net loss		(1,785,989)

Net Increase in Net Assets From Operations		$2,140,976

(a)	Net of foreign taxes of $74.
(b)	Includes income on securities loaned of $35,141.

See accompanying notes to financial statements.

MSF-359

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$3,926,965	$7,665,048
Net realized gain	535,600	1,080,762
Unrealized depreciation	(2,321,589)	(7,118,662)

Increase in net assets from operations	2,140,976	1,627,148

From Distributions to Shareholders
Net investment income	(7,747,265)	(5,879)
Net realized gain	(617,782)	0

Total distributions	(8,365,047)	(5,879)

Increase (decrease) in net assets from capital share transactions	(17,366,149)	9,056,446

Total increase (decrease) in net assets	(23,590,220)	10,677,715

Net Assets
Beginning of the period	117,216,674	106,538,959

End of the period	$93,626,454	$117,216,674

Undistributed Net Investment Income
End of the period	$3,926,965	$7,747,265

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	949,125	$9,540,608	2,368,775	$23,441,319
Reinvestments	869,549	8,365,047	595	5,879
Redemptions	(3,638,492)	(35,271,804)	(1,450,935)	(14,390,752)

Net increase (decrease)	(1,819,818)	$(17,366,149)	918,435	$9,056,446

See accompanying notes to financial statements.

MSF-360

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Financial Highlights (Unaudited)

	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.04		$9.91	$9.76	$8.11	$9.04	$8.77

Income From Investment Operations
Net investment income	0.40		0.67	0.70	0.77	0.78	0.80
Net realized and unrealized gain (loss) on investments	(0.21)		(0.54)	0.16	1.59	(0.40)	0.04

Total from investment operations	0.19		0.13	0.86	2.36	0.38	0.84

Less Distributions
Distributions from net investment income	(0.67)		0.00	(0.70)	(0.71)	(1.31)	(0.57)
Distributions from net realized capital gains	(0.05)		0.00	(0.01)	0.00	0.00	0.00

Total distributions	(0.72)		0.00	(0.71)	(0.71)	(1.31)	(0.57)

Net Asset Value, End of Period	$9.51		$10.04	$9.91	$9.76	$8.11	$9.04

Total Return (%)	1.8	(a)	1.3	8.8 (d)	29.2	4.6	9.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.63	(b)	0.61	0.63	0.65	0.71	0.73
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.63	(b)	0.61	0.60	0.65	0.71	0.73
Ratio of net investment income to average net assets (%)	7.07	(b)	6.79	7.08	8.28	8.81	8.79
Portfolio turnover rate (%)	101	(b)	103	79	80	100	110
Net assets, end of period (000)	$93,626		$117,217	$106,539	$95,852	$60,818	$50,016

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	The adviser fully reimbursed the Fund for losses incurred resulting from violations of the Fund’s investment restrictions. Without this reimbursement, the Fund’s total return would have been 8.6%.

See accompanying notes to financial statements.

MSF-361

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—127.1% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.3%
DRS Technologies, Inc. 6.875%, 11/01/13	$375,000	$360,938
7.625%, 02/01/18	55,000	54,725
L-3 Communications Holdings, Inc. 6.375%, 10/15/15	250,000	238,750
7.625%, 06/15/12	400,000	406,000
Moog, Inc. 6.250%, 01/15/15	225,000	211,500
Sequa Corp. 9.000%, 08/01/09	390,000	411,450

		1,683,363

Airlines—0.0%
Continental Airlines, Inc. 6.541%, 09/15/08	32,716	30,999

Asset Backed—16.1%
ACE Securities Corp. 5.453%, 02/25/31 (a)	5,633,575	5,633,459
Airplane Pass Through Trust 10.875%, 03/15/19 (b) (c)	246,925	0
Ameriquest Mortgage Securities, Inc. 6.523%, 11/25/34 (a)	590,000	602,420
Argent Securities, Inc. 5.383%, 05/25/36 (a)	5,018,931	5,018,834
Asset Backed Securities Corp. 7.099%, 04/15/33 (a)	473,066	474,568
Bear Stearns Asset Backed Securities, Inc. 5.693%, 01/25/34 (a)	164,724	165,188
Countrywide Asset Backed Certificates 6.573%, 06/25/34 (a)	850,000	863,746
Countrywide Home Equity Loan Trust 5.351%, 07/15/36 (a)	5,800,000	5,799,246
First Franklin Mortgage Loan Asset Backed Cettificates 5.723%, 12/25/32 (a)	796,055	797,990
GMAC Mortgage Corp. Loan Trust 5.533%, 11/25/36 (a)	11,400,000	11,399,736
Green Tree Financial Corp. 7.070%, 01/15/29	619,482	627,525
GSAMP Trust 5.240%, 05/25/36 (a)	5,800,000	5,798,666
GSAMP Trust (144A) 5.433%, 05/25/46 (a)	6,286,670	6,284,092
GSRPM Mortgage Loan Trust (144A) 5.623%, 03/25/35 (a)	4,661,413	4,659,875
Indymac Seconds Asset Backed Trust 5.453%, 06/25/36 (a)	5,544,938	5,544,829
Long Beach Mortgage Loan Trust 5.799%, 01/21/31 (a)	81,352	81,363
Merrill Lynch Mortgage Investors, Inc. (144A) 5.000%, 09/25/35	117,826	117,152
Mid-State Trust 7.340%, 07/01/35	667,851	694,364
Morgan Stanley IXIS Real Estate Capital Trust 5.380%, 07/25/36 (a)	5,800,000	5,799,652

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Morgan Stanley Mortgage Loan Trust 5.473%, 03/25/36 (a)	$5,206,262	$5,207,764
Novastar Finance, Inc. 6.298%, 06/25/34 (a)	580,000	584,748
RAAC Series (144A) 5.573%, 08/25/35 (a)	5,515,131	5,514,249
Residential Asset Mortgage Products, Inc. 5.793%, 05/25/34 (a)	1,100,000	1,109,457
Residential Asset Securities Corp. 6.423%, 04/25/32 (a)	78,746	78,781
SACO I, Inc. 5.453%, 06/25/36 (a)	5,497,566	5,478,929
Sail Net Interest Margin Notes (144A) 5.000%, 12/27/34	101,979	101,770
5.500%, 03/27/34	36,646	25,974
7.750%, 04/27/33	783	720
SLM Student Loan Trust 5.087%, 04/25/18 (a)	5,300,000	5,299,894
5.429%, 07/25/17 (a)	5,800,000	5,799,478
Structured Asset Securities Corp. (144A) 5.433%, 02/25/36 (a)	5,800,000	5,799,304
Varick Structured Asset Fund, Ltd. (144A) 6.529%, 11/01/35 (a) (b)	1,104,898	0

		95,363,773

Auto Components—0.0%
BREED Technologies, Inc. 9.250%, 04/15/08 (b) (c)	250,000	0
Key Plastics Holdings, Inc. 10.250%, 03/15/07	250,000	250
Tenneco Automotive, Inc. 10.250%, 07/15/13	100,000	109,625

		109,875

Automobiles—0.7%
DaimlerChrysler North America Holdings Corp. 4.050%, 06/04/08	2,053,000	1,984,957
Ford Motor Co. 6.625%, 10/01/28	135,000	93,150
7.450%, 07/16/31 (d)	2,045,000	1,477,513
8.900%, 01/15/32	105,000	83,738
General Motors Corp. 8.250%, 07/15/23 (d)	685,000	539,438
8.375%, 07/15/33 (d)	35,000	28,175

		4,206,971

Beverages—0.1%
Constellation Brands, Inc. 8.125%, 01/15/12	275,000	282,563

Building Products—0.2%
Associated Materials, Inc. 0/11.250%, 03/01/14 (e)	450,000	271,125
Collins & Aikman Floorcovering Corp. 10.000%, 01/15/07	250,000	251,650

*See accompanying notes to financial statements.

MSF-362

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Building Products—(Continued)
Norcraft Holdings, L.P. 0/9.750%, 09/01/12 (e)	$225,000	$182,250
Nortek, Inc. 8.500%, 09/01/14	150,000	145,125
Texas Industries, Inc. 7.250%, 07/15/13	150,000	148,500

		998,650

Capital Markets—1.8%
Credit Suisse USA, Inc. 4.875%, 08/15/10	550,000	533,088
Goldman Sachs Group, L.P. 4.500%, 06/15/10	1,110,000	1,061,237
JPMorgan Chase & Co. 5.125%, 09/15/14	4,170,000	3,938,774
6.625%, 03/15/12	70,000	72,478
Lehman Brothers Holdings, Inc. 4.500%, 07/26/10	3,050,000	2,913,653
Morgan Stanley 3.625%, 04/01/08	2,200,000	2,129,107

		10,648,337

Chemicals—0.3%
Borden Chemicals & Plastics, L.P. 9.500%, 05/01/49 (c)	140,000	2,450
Equistar Chemicals, L.P. 10.625%, 05/01/11	225,000	241,594
Huntsman International, LLC 9.875%, 03/01/09	375,000	390,000
10.125%, 07/01/09 (d)	44,000	44,660
Lyondell Chemical Co. 9.500%, 12/15/08	59,000	60,623
11.125%, 07/15/12	175,000	189,875
Methanex Corp. 8.750%, 08/15/12	225,000	241,594
Millennium America, Inc. 9.250%, 06/15/08	200,000	205,000
Westlake Chemicals Corp. 6.625%, 01/15/16	200,000	184,750

		1,560,546

Commercial Banks—1.7%
Bank of America Corp. 7.400%, 01/15/11	2,015,000	2,143,994
Capital One Bank 5.750%, 09/15/10	50,000	49,882
HSBC Finance Corp. 4.625%, 01/15/08	2,700,000	2,661,431
Standard Chartered Bank (144A) 8.000%, 05/30/31	50,000	59,048
Wachovia Corp. 5.250%, 08/01/14	3,110,000	2,966,190
Wells Fargo & Co. 4.200%, 01/15/10	2,500,000	2,389,050

		10,269,595

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—23.8%
American Home Mortgage Investment Trust 5.294%, 06/25/45 (a)	$6,131,788	$6,015,985
Amortizing Residential Collateral Trust 6.523%, 08/25/32 (a)	306,136	307,915
Banc of America Funding Corp. 5.437%, 05/20/36 (a)	3,214,023	3,210,379
Banc of America Mortgage Securities 4.832%, 09/25/35 (a)	3,344,817	3,252,988
Bank of America Large Loan, Inc. (144A) 6.099%, 11/15/15 (a)	1,250,000	1,253,175
Citigroup Mortgage Loan Trust, Inc. 5.701%, 12/25/35 (a)	9,196,389	9,153,800
Commerce 2001 J2 (144A) 5.447%, 07/16/34	745,645	738,350
Commercial Mortgage Asset Trust 7.350%, 01/17/32	475,000	514,672
Commercial Mortgage Pass-Through Certificate (144A) 6.199%, 11/15/15 (a)	298,977	299,304
Countrywide Alternative Loan Trust 5.523%, 05/25/36 (a)	5,191,295	5,188,855
Countrywide Alternative Loan Trust (Class 1) 5.467%, 07/25/36 (a)	5,793,527	5,793,122
Credit Suisse Mortgage Capital Certificates 5.609%, 02/15/39 (a)	3,000,000	2,927,224
Crusade Global Trust 5.586%, 09/18/34 (a)	985,473	987,309
First Union National Bank Commercial Mortgage 0.776%, 05/17/32 (a) (f)	11,182,266	276,174
GSMPS Mortgage Loan Trust (144A) 5.673%, 01/25/35 (a)	2,452,014	2,462,525
GSR Mortgage Loan Trust 4.606%, 10/25/35 (a)	470,130	463,232
5.203%, 01/25/36 (a)	5,591,942	5,523,743
Harborview Mortgage Loan Trust 5.502%, 01/19/36 (a)	5,699,066	5,716,137
Impac Secured Assets CMN Owner Trust 5.643%, 03/25/36 (a)	5,339,995	5,351,357
Indymac Index Mortgage Loan Trust 5.286%, 03/25/35 (a)	4,874,030	4,855,947
5.683%, 01/25/35 (a)	5,862,059	5,889,218
JPMorgan Chase Commercial Mortgage Securities Corp. 5.814%, 06/12/43	4,700,000	4,664,609
Luminent Mortgage Trust 5.513%, 05/25/46 (a)	5,722,585	5,722,184
Mastr Seasoned Securities Trust 5.901%, 10/25/32 (a)	2,133,961	2,151,161
Merit Securities Corp. (144A) 6.841%, 09/28/32 (a)	1,849,779	1,581,778
Merrill Lynch Mortgage Trust 5.844%, 05/12/39 (a)	1,890,000	1,870,536
Morgan Stanley ABS Capital I, Inc. (144A) 6.623%, 05/25/34 (a)	2,000,000	1,999,948
Morgan Stanley Mortgage Loan Trust 5.452%, 06/26/36 (a)	5,099,418	5,056,633

*See accompanying notes to financial statements.

MSF-363

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Novastar Mortgage-Backed Notes 5.513%, 06/25/36 (a)	$5,799,893	$5,798,675
Structured Adjustable Rate Mortgage Loan Trust 5.220%, 01/25/35 (a)	3,064,995	3,015,450
Structured Asset Mortgage Investments II, Inc. 6.513%, 08/25/35 (a)	1,383,852	1,410,664
Thornburg Mortgage Securities Trust 5.553%, 12/25/35 (a)	1,465,020	1,463,518
Washington Mutual, Inc. 5.258%, 12/25/45 (a)	6,425,375	6,443,688
5.593%, 12/25/45 (a)	4,890,298	4,903,697
5.613%, 10/25/45 (a)	4,817,751	4,845,862
5.997%, 08/25/36 (a)	5,200,000	5,171,400
Wells Fargo Mortgage Backed Securities Trust 4.547%, 02/25/35 (a)	6,952,591	6,742,174
5.240%, 05/25/36 (a)	1,998,852	1,974,886
Zuni Mortgage Loan Trust 5.407%, 08/25/36 (a)	5,800,000	5,800,290

		140,798,564

Commercial Services & Supplies—0.6%
Allied Waste North America, Inc. 6.375%, 04/15/11	100,000	96,000
7.250%, 03/15/15	275,000	262,625
7.875%, 04/15/13	75,000	75,000
8.500%, 12/01/08	75,000	77,625
9.250%, 09/01/12	200,000	212,000
Corrections Corp. of America 6.250%, 03/15/13	150,000	141,000
6.750%, 01/31/14	275,000	264,000
Interface, Inc. 10.375%, 02/01/10	150,000	164,063
Iron Mountain, Inc. 6.625%, 01/01/16	600,000	540,000
8.250%, 07/01/11	125,000	125,000
Safety-Kleen Services, Inc. 9.250%, 06/01/08 (c)	250,000	250
Waste Management, Inc. 6.375%, 11/15/12	1,290,000	1,315,986

		3,273,549

Communications Equipment—0.1%
Lucent Technologies, Inc. 6.450%, 03/15/29	900,000	765,000
PanAmSat Corp. 9.000%, 08/15/14	81,000	82,215

		847,215

Computers & Peripherals—0.0%
Seagate Technology HDD Holdings 8.000%, 05/15/09	180,000	184,500

Containers & Packaging—0.3%
Berry Plastics Corp. 10.750%, 07/15/12	350,000	378,875

Security Description	Face Amount	Value*

Containers & Packaging—(Continued)
Graphic Packaging International Corp. 8.500%, 08/15/11	$100,000	$99,750
9.500%, 08/15/13 (d)	310,000	306,900
Jefferson Smurfit Corp. 8.250%, 10/01/12	206,000	193,125
Owens-Brockway Glass Container, Inc. 7.750%, 05/15/11	225,000	226,688
8.250%, 05/15/13	50,000	50,125
Owens-Illinois, Inc. 7.350%, 05/15/08	275,000	277,063
Plastipak Holdings, Inc. (144A) 8.500%, 12/15/15	200,000	200,000
Pliant Corp. 11.125%, 09/01/09 (c) (d)	70,000	73,850
Radnor Holdings Corp. 11.000%, 03/15/10 (d)	175,000	68,250
Stone Container Corp. 9.750%, 02/01/11	75,000	77,063

		1,951,689

Diversified Financial Services—5.0%
Alamosa Delaware, Inc. 0/12.000%, 07/31/09 (e)	118,000	125,375
11.000%, 07/31/10	153,000	167,535
BCP Crystal U.S. Holdings Corp. 9.625%, 06/15/14	243,000	263,655
Chukchansi Economic Development Authority 8.000%, 11/15/13	100,000	100,625
CIT Group, Inc. 7.750%, 04/02/12	75,000	81,302
Citigroup, Inc. 4.125%, 02/22/10	2,790,000	2,652,556
Devon Financing Corp. 6.875%, 09/30/11	50,000	51,985
Ford Motor Credit Co. 7.375%, 10/28/09	4,300,000	3,975,513
7.875%, 06/15/10	1,975,000	1,821,922
Ford Motor Credit Co. (144A) 10.487%, 06/15/11 (a) (d)	904,825	907,929
General Electric Capital Corp. 4.125%, 09/01/09	2,770,000	2,653,233
General Motors Acceptance Corp. 4.375%, 12/10/07	680,000	652,261
5.625%, 05/15/09	3,700,000	3,519,292
5.850%, 01/14/09	370,000	354,683
6.125%, 08/28/07 (d)	5,450,000	5,393,004
6.750%, 12/01/14 (d)	670,000	622,309
6.875%, 09/15/11	1,325,000	1,264,262
7.250%, 03/02/11	40,000	38,780
8.000%, 11/01/31	80,000	76,892
Hexion U.S. Finance Corp. 9.000%, 07/15/14	140,000	141,750
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (a)	50,000	47,716
ILFC E-Capital Trust I (144A) 5.900%, 12/21/65 (d)	500,000	487,403

*See accompanying notes to financial statements.

MSF-364

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Inergy Finance Corp. 6.875%, 12/15/14	$400,000	$372,000
International Lease Finance Corp. 5.875%, 05/01/13	50,000	49,624
Residential Capital Corp. 6.000%, 02/22/11	1,350,000	1,308,116
Sprint Capital Corp. 8.375%, 03/15/12	1,725,000	1,905,949
Xerox Capital Trust I 8.000%, 02/01/27	535,000	537,006
Zeus Special Subsidiary, Ltd. (144A) 0/9.250%, 02/01/15 (e)	60,000	41,400

		29,614,077

Diversified Telecommunication Services—0.4%
Advanstar Communications, Inc. 10.750%, 08/15/10	200,000	214,500
AT&T Broadband Corp. 8.375%, 03/15/13	50,000	55,532
Mediacom Broadband, LLC 8.500%, 10/15/15	150,000	144,000
9.500%, 01/15/13	75,000	74,625
11.000%, 07/15/13	175,000	184,844
Qwest Communications International, Inc. 7.500%, 02/15/14 (d)	93,000	90,675
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	303,000	295,425
Qwest Corp. 6.875%, 09/15/33	716,000	619,340
7.500%, 06/15/23 (d)	158,000	148,125
8.875%, 03/15/12	275,000	290,125
Telefonos de Mexico S.A. de CV 8.750%, 01/31/16(MXN) (a)	2,000,000	164,075
Verizon Florida, Inc. 6.125%, 01/15/13 (d)	70,000	68,370

		2,349,636

Electric Utilities—1.3%
Appalachian Power Co. 5.950%, 05/15/33	50,000	45,704
Dominion Resources, Inc. 5.700%, 09/17/12	1,350,000	1,321,048
Edison Mission Energy 7.730%, 06/15/09	25,000	25,250
Exelon Corp. 5.625%, 06/15/35	1,470,000	1,289,512
FirstEnergy Corp. 6.450%, 11/15/11	770,000	783,492
7.375%, 11/15/31	1,680,000	1,802,390
Mirant Americas Generation, LLC 9.125%, 05/01/31	25,000	24,250
TXU Electric Delivery Co. 6.375%, 01/15/15	280,000	280,649

Security Description	Face Amount	Value*

Electric Utilities—(Continued)
Williams Cos., Inc. 7.125%, 09/01/11	$50,000	$50,000
7.500%, 01/15/31	760,000	733,400
7.625%, 07/15/19	125,000	126,875
7.750%, 06/15/31	420,000	413,700
7.875%, 09/01/21	125,000	126,875
8.750%, 03/15/32	325,000	353,438

		7,376,583

Energy Equipment & Services—0.2%
Kinder Morgan Energy Partners, L.P. 6.300%, 02/01/09	200,000	200,894
6.750%, 03/15/11	870,000	888,763
Universal Compression, Inc. 7.250%, 05/15/10	275,000	274,313

		1,363,970

Federal Agencies—43.5%
Federal Home Loan Bank 5.375%, 05/18/16	3,900,000	3,849,054
Federal Home Loan Mortgage Corp. 1,156.500%, 06/15/21 (a) (f)	127	243
Federal National Mortgage Association 5.000%, TBA	91,900,000	86,241,795
5.500%, TBA	83,900,000	81,087,348
6.000%, TBA	49,300,000	48,514,259
6.500%, 03/01/26	30,193	30,505
7.000%, 05/01/26	4,163	4,277
7.500%, 12/01/29	8,889	9,184
7.500%, 06/01/30	24,289	25,100
7.500%, 08/01/30	1,221	1,261
7.500%, 11/01/30	53,544	55,473
7.500%, 01/01/31	7,739	7,997
7.500%, 02/01/31	4,281	4,435
7.500%, 03/01/31	15,097	15,597
8.000%, 08/01/27	5,810	6,140
8.000%, 01/01/31	329,422	348,059
8.500%, 08/01/19	169,556	180,390
10.400%, 04/25/19	5,993	6,430
Government National Mortgage Association 5.500%, TBA	12,500,000	12,113,276
6.000%, TBA	24,500,000	24,293,270

		256,794,093

Food & Staples Retailing—0.0%
Safeway, Inc. 7.250%, 02/01/31 (d)	50,000	50,745

Food Products—0.2%
del Monte Corp. 8.625%, 12/15/12	375,000	386,250
Dole Food Co., Inc. 7.250%, 06/15/10	285,000	255,075
8.750%, 07/15/13	125,000	112,500
8.875%, 03/15/11 (d)	150,000	140,625

*See accompanying notes to financial statements.

MSF-365

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Food Products—(Continued)
Hines Nurseries, Inc. 10.250%, 10/01/11	$200,000	$192,000
Pinnacle Foods Holding Corp. 8.250%, 12/01/13	225,000	221,063

		1,307,513

Foreign Government—2.7%
Federative Republic of Brazil 8.000%, 01/15/18	2,240,000	2,363,200
8.750%, 02/04/25	1,450,000	1,591,375
8.875%, 10/14/19	875,000	974,750
Republic of Columbia 8.125%, 05/21/24 (d)	374,000	378,675
10.000%, 01/23/12	225,000	254,250
10.750%, 01/15/13	425,000	500,438
Republic of Panama 6.700%, 01/26/36	235,000	215,025
7.250%, 03/15/15	590,000	595,900
9.375%, 04/01/29	73,000	86,140
Russian Federation 5.000%, 03/31/30 (a)	1,880,000	2,000,884
8.250%, 03/31/10	844,450	877,046
11.000%, 07/24/18	950,000	1,311,760
United Mexican States 5.625%, 01/15/17 (d)	1,260,000	1,171,800
5.875%, 01/15/14	1,240,000	1,202,800
6.375%, 01/16/13	1,197,000	1,199,993
7.500%, 04/08/33	20,000	21,250
8.125%, 12/30/19	725,000	819,250
8.300%, 08/15/31	25,000	28,875
10.375%, 02/17/09 (d)	238,000	263,704

		15,857,115

Gas Utilities—0.1%
El Paso Natural Gas Co. 8.375%, 06/15/32	590,000	627,538

Government Agency—1.0%
Virginia Housing Development Authority 6.000%, 06/25/34	6,210,000	6,070,027

Health Care Providers & Services—0.8%
Ameripath, Inc. 10.500%, 04/01/13	275,000	288,406
DaVita, Inc. 7.250%, 03/15/15 (d)	250,000	240,000
Extendicare Health Services, Inc. 9.500%, 07/01/10	250,000	260,938
Genesis Healthcare Corp. 8.000%, 10/15/13	400,000	418,500
HCA, Inc. 6.375%, 01/15/15	275,000	254,801
6.500%, 02/15/16	595,000	550,152
IASIS Healthcare, LLC 8.750%, 06/15/14	350,000	343,000

Security Description	Face Amount	Value*

Health Care Providers & Services—(Continued)
Psychiatric Solutions, Inc. 7.750%, 07/15/15	$200,000	$195,750
10.625%, 06/15/13	133,000	144,970
Tenet Healthcare Corp. 6.875%, 11/15/31	125,000	100,000
7.375%, 02/01/13	325,000	296,563
9.875%, 07/01/14	75,000	75,000
Tenet Healthcare Corp. (144A) 9.750%, 02/01/15	200,000	196,500
Triad Hospitals, Inc. 7.000%, 11/15/13	350,000	340,375
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	580,000	578,550
Vanguard Health Holdings Co., LLC 0/11.250%, 10/01/15 (e)	210,000	148,050

		4,431,555

Hotels, Restaurants & Leisure—0.9%
Boyd Gaming Corp. 6.750%, 04/15/14 (d)	400,000	379,500
Caesars Entertainment, Inc. 8.125%, 05/15/11	50,000	52,688
Carrols Corp. 9.000%, 01/15/13	250,000	250,625
Chumash Casino & Resort Enterprises 9.520%, 07/15/10	75,000	78,281
Gaylord Entertainment Co. 6.750%, 11/15/14	235,000	220,313
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10	300,000	318,750
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	325,000	306,719
Las Vegas Sands Corp. 6.375%, 02/15/15	225,000	208,688
MGM Mirage, Inc. 6.750%, 09/01/12	600,000	577,500
Mohegan Tribal Gaming Authority 6.875%, 02/15/15	150,000	141,375
7.125%, 08/15/14	125,000	120,938
Park Place Entertainment Corp. 9.375%, 02/15/07	225,000	228,938
Penn National Gaming, Inc. 6.750%, 03/01/15	300,000	279,750
6.875%, 12/01/11	100,000	97,750
Sbarro, Inc. 11.000%, 09/15/09 (d)	275,000	280,156
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 05/01/12	350,000	365,313
Station Casinos, Inc. 6.500%, 02/01/14	125,000	116,250
6.625%, 03/15/18	500,000	452,500
6.875%, 03/01/16	300,000	279,750
Turning Stone Casino Resort Enterprise (144A) 9.125%, 12/15/10	275,000	277,750

		5,033,534

*See accompanying notes to financial statements.

MSF-366

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Household Durables—0.1%
Sealy Mattress Co. 8.250%, 06/15/14	$225,000	$225,000
Simmons Bedding Co. 7.875%, 01/15/14 (d)	175,000	163,625
Tempur-Pedic, Inc. 10.250%, 08/15/10	179,000	188,845

		577,470

Household Products—0.0%
Spectrum Brands, Inc. 7.375%, 02/01/15	99,000	80,438

Independent Power Producers & Energy Traders—0.5%
Duke Energy Corp. 4.200%, 10/01/08	50,000	48,297
5.625%, 11/30/12	1,600,000	1,580,990
NRG Energy, Inc. 7.250%, 02/01/14	155,000	151,125
7.375%, 02/01/16	715,000	697,125
TXU Corp. 5.550%, 11/15/14	240,000	217,684
6.550%, 11/15/34	460,000	404,103

		3,099,324

IT Services—0.2%
Electronic Data Systems Corp. 7.125%, 10/15/09	1,270,000	1,311,593

Leisure Equipment & Products—0.1%
Herbst Gaming, Inc. 8.125%, 06/01/12	225,000	226,688
Pinnacle Entertainment, Inc. 8.750%, 10/01/13	375,000	390,938
Seneca Gaming Corp. 7.250%, 05/01/12	225,000	217,969

		835,595

Machinery—0.1%
Blount International, Inc. 8.875%, 08/01/12	100,000	99,500
Brand Services, Inc. 12.000%, 10/15/12	125,000	141,250
Case New Holland, Inc. 9.250%, 08/01/11	50,000	52,625
Terex Corp. 10.375%, 04/01/11	167,000	176,603

		469,978

Media—2.7%
AMC Entertainment, Inc. 11.000%, 02/01/16 (d)	105,000	112,350
Block Communications, Inc. (144A) 8.250%, 12/15/15	30,000	28,800
Cadmus Communications Corp. 8.375%, 06/15/14	250,000	247,500

Security Description	Face Amount	Value*

Media—(Continued)
CanWest Media, Inc. 8.000%, 09/15/12	$383,767	$379,929
CBD Media Holdings, LLC 9.250%, 07/15/12	250,000	248,750
CCH I Holdings, LLC 0/12.125%, 01/15/15 (d) (e)	75,000	39,750
10.000%, 05/15/14 (d)	40,000	24,000
11.000%, 10/01/15	984,000	861,000
Charter Communications Operating, LLC (144A) 8.375%, 04/30/14	250,000	250,313
Comcast Corp. 6.500%, 01/15/15	2,870,000	2,892,495
CSC Holdings, Inc. 8.125%, 08/15/09	200,000	203,500
CSC Holdings, Inc. (144A) 7.000%, 04/15/12	350,000	337,750
Dex Media West, LLC 9.875%, 08/15/13	267,000	289,360
Dex Media, Inc. 0/9.000%, 11/15/13 (d) (e)	425,000	358,063
DirecTV Holdings, LLC 6.375%, 06/15/15	240,000	221,400
8.375%, 03/15/13	162,000	169,695
EchoStar DBS Corp. 6.625%, 10/01/14	845,000	794,300
EchoStar DBS Corp. (144A) 7.125%, 02/01/16	30,000	28,875
Houghton Mifflin Co. 0/11.500%, 10/15/13 (e)	150,000	123,750
Insight Midwest, L.P. 10.500%, 11/01/10	265,000	276,263
Interep National Radio Sales, Inc. 10.000%, 07/01/08	150,000	126,000
Lamar Media Corp. 6.625%, 08/15/15	455,000	420,875
Liberty Media Corp. 7.875%, 07/15/09	2,540,000	2,629,604
Lodgenet Entertainment Corp. 9.500%, 06/15/13	250,000	266,250
R.H. Donnelley Corp. (144A) 6.875%, 01/15/13	350,000	322,000
8.875%, 01/15/16	550,000	554,813
10.875%, 12/15/12	225,000	246,938
Radio One, Inc. 6.375%, 02/15/13	200,000	183,000
8.875%, 07/01/11	200,000	207,250
Rainbow National Services, LLC (144A) 10.375%, 09/01/14	175,000	193,813
Sinclair Broadcast Group, Inc. 8.000%, 03/15/12	55,000	55,825
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	700,000	791,925
Time Warner, Inc. 6.875%, 05/01/12	1,270,000	1,312,508
7.625%, 04/15/31	50,000	53,836
7.700%, 05/01/32	480,000	521,689

		15,774,169

*See accompanying notes to financial statements.

MSF-367

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Metals & Mining—0.1%
Imco Recycling, Inc. 10.375%, 10/15/10	$250,000	$270,000
Mueller Group, Inc. 0/14.750%, 04/15/14 (e)	375,000	315,000
10.000%, 05/01/12	25,000	26,875
RathGibson, Inc. (144A) 11.250%, 02/15/14	200,000	206,000
Republic Technologies International, LLC 13.750%, 07/15/49 (b) (c)	200,000	0

		817,875

Multi-Utilities—0.5%
Calpine Generating Co., LLC 14.120%, 04/01/11(c)	200,000	209,500
Dynegy Holdings, Inc. 7.125%, 05/15/18	250,000	218,750
7.625%, 10/15/26	575,000	503,125
Dynegy Holdings, Inc. (144A) 8.375%, 05/01/16	15,000	14,775
Pacific Gas & Electric Co. 6.050%, 03/01/34	920,000	868,310
The AES Corp. 7.750%, 03/01/14	200,000	201,000
8.875%, 02/15/11	150,000	157,500
9.375%, 09/15/10	425,000	454,750
9.500%, 06/01/09 (d)	100,000	106,000

		2,733,710

Mutual Funds—1.2%
Targeted Return Index Securities Trust (144A) 7.548%, 05/01/16(d)	7,204,000	7,059,920

Office Electronics—0.1%
IKON Office Solutions, Inc. 7.750%, 09/15/15 (d)	150,000	148,500
Sungard Data Systems, Inc. (144A) 9.125%, 08/15/13	280,000	290,500
Xerox Corp. 6.400%, 03/15/16	360,000	339,750

		778,750

Oil, Gas & Consumable Fuels—2.8%
Chaparral Energy, Inc. (144A) 8.500%, 12/01/15	350,000	348,250
Chesapeake Energy Corp. 6.250%, 01/15/18	25,000	22,813
6.375%, 06/15/15	425,000	394,188
6.500%, 08/15/17	450,000	410,625
ConocoPhillips Holding Co. 6.950%, 04/15/29	2,600,000	2,829,180
Devon Energy Corp. 7.950%, 04/15/32	1,530,000	1,762,982
Dresser-Rand Group, Inc. 7.375%, 11/01/14	394,000	376,270

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
El Paso Corp. 7.375%, 12/15/12 (d)	$50,000	$49,625
7.750%, 01/15/32 (d)	865,000	842,294
7.800%, 08/01/31	75,000	72,844
7.875%, 06/15/12 (d)	575,000	585,063
Entergy Gulf Systems, Inc. 6.200%, 07/01/33	75,000	68,104
Exco Resources, Inc. 7.250%, 01/15/11	465,000	446,400
Forest Oil Corp. 8.000%, 12/15/11	325,000	332,313
Hess Corp. 7.300%, 08/15/31	1,200,000	1,271,647
Houston Exploration Co. 7.000%, 06/15/13	200,000	197,000
Kerr-McGee Corp. 7.875%, 09/15/31	2,340,000	2,641,238
Magnum Hunter Resources, Inc. 9.600%, 03/15/12	276,000	291,870
Pemex Project Funding Master Trust (144A) 5.750%, 12/15/15	300,000	276,300
6.625%, 06/15/35	150,000	135,750
Plains Exploration & Production Co. 7.125%, 06/15/14 (d)	250,000	246,250
Pogo Producing Co. 6.875%, 10/01/17 (d)	200,000	185,250
Quicksilver Resources, Inc. 7.125%, 04/01/16	250,000	234,375
Stone Energy Corp. 8.250%, 12/15/11 (d)	425,000	429,250
Swift Energy Co. 7.625%, 07/15/11	350,000	348,250
Valero Energy Corp. 4.750%, 06/15/13	50,000	45,917
Whiting Peteroleum Corp. 7.000%, 02/01/14	205,000	193,725
7.250%, 05/01/12	50,000	48,000
XTO Energy, Inc. 6.250%, 04/15/13	1,290,000	1,290,842
7.500%, 04/15/12	390,000	414,592

		16,791,207

Paper & Forest Products—0.5%
Appleton Papers, Inc. 9.750%, 06/15/14	150,000	151,500
Boise Cascade, LLC 7.125%, 10/15/14	300,000	265,500
Weyerhaeuser Co. 6.750%, 03/15/12	2,310,000	2,360,037

		2,777,037

Personal Products—0.0%
Jafra Cosmetics International, Inc. 10.750%, 05/15/11	163,000	174,818

*See accompanying notes to financial statements.

MSF-368

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Pharmaceuticals—0.2%
Omnicare, Inc. 6.875%, 12/15/15	$200,000	$190,000
Valeant Pharmaceuticals International 7.000%, 12/15/11	460,000	437,000
Warner Chilcott Corp. 8.750%, 02/01/15	250,000	257,500
Wyeth 5.500%, 03/15/13	50,000	48,676

		933,176

Real Estate—0.2%
Boston Properties, L.P. (REIT) 6.250%, 01/15/13	65,000	65,577
Felcor Lodging, L.P. (REIT) 8.500%, 06/01/11	225,000	238,500
Host Marriott, L.P. (REIT) 6.375%, 03/15/15	350,000	329,000
7.125%, 11/01/13	25,000	24,906
9.500%, 01/15/07	100,000	102,500
iStar Financial, Inc. (REIT) 5.150%, 03/01/12	50,000	47,540
Omega Healthcare Investors, Inc. (REIT) 7.000%, 01/15/16	400,000	381,000

		1,189,023

Road & Rail—0.1%
Hertz Corp. (144A) 8.875%, 01/01/14	275,000	281,875

Semiconductors & Semiconductor Equipment—0.0%
Amkor Technologies, Inc. 10.500%, 05/01/09 (d)	198,000	202,455

Specialty Retail—0.1%
NEBCO Evans Holdings Co. 12.375%, 07/15/07 (b) (c) (g)	350,000	0
Neiman-Marcus Group, Inc. (144A) 10.375%, 10/15/15 (d)	155,000	164,688
PETCO Animal Supplies, Inc. 10.750%, 11/01/11	150,000	158,250
The Limited, Inc. 6.950%, 03/01/33	60,000	57,204

		380,142

Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co. 9.750%, 01/15/15	250,000	250,000
12.250%, 12/15/12	60,000	66,300
Oxford Industries, Inc. 8.875%, 06/01/11	150,000	150,000

		466,300

Thrifts & Mortgage Finance—0.0%
Countrywide Funding Corp. 4.000%, 03/22/11	75,000	69,002

Security Description	Face Amount	Value*

Tobacco—0.4%
Altria Group, Inc. 7.000%, 11/04/13	$1,990,000	$2,099,450

Trading Companies & Distributors—0.0%
Holt Group, Inc. 9.750%, 01/15/49 (b) (c)	200,000	0

U.S. Treasury—10.9%
United States Treasury Bonds 4.500%, 02/15/36 (d)	17,852,000	16,006,835
5.500%, 08/15/28	500,000	513,711
6.125%, 11/15/27	200,000	220,984
6.250%, 08/15/23 (d)	660,000	727,908
United States Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/16 (d)	7,551,154	7,211,057
2.000%, 01/15/26 (d)	4,607,828	4,218,683
United States Treasury Notes 3.500%, 02/15/10 (d)	3,400,000	3,220,171
3.625%, 01/15/10 (d)	4,800,000	4,570,123
4.000%, 03/15/10 (d)	3,530,000	3,399,143
4.000%, 04/15/10 (d)	12,500,000	12,027,350
4.000%, 02/15/14 (d)	205,000	190,442
4.250%, 11/15/14 (d)	2,330,000	2,191,293
4.250%, 08/15/15 (d)	500,000	467,832
4.500%, 02/28/11 (d)	1,810,000	1,764,891
4.500%, 11/15/15	970,000	923,925
4.500%, 02/15/16 (d)	1,480,000	1,408,081
4.750%, 03/31/11 (d)	3,010,000	2,964,733
5.125%, 05/15/16 (d)	2,600,000	2,596,953

		64,624,115

Wireless Telecommunication Services—0.4%
American Tower Corp. 7.500%, 05/01/12 (d)	150,000	151,500
AT&T Wireless Services, Inc. 8.750%, 03/01/31	50,000	61,301
Centennial Communications Corp. 8.125%, 02/01/14	125,000	120,313
10.000%, 01/01/13	125,000	123,750
10.125%, 06/15/13	250,000	263,125
iPCS, Inc. 11.500%, 05/01/12	225,000	250,875
Nextel Communications, Inc. 6.875%, 10/31/13	275,000	276,612
7.375%, 08/01/15	800,000	814,302
UbiquiTel Operating Co. 9.875%, 03/01/11	225,000	244,688

		2,306,466

Yankee—3.7%
Abitibi-Consolidated Co. of Canada 8.375%, 04/01/15 (d)	30,000	27,375
Abitibi-Consolidated, Inc. 7.750%, 06/15/11 (d)	225,000	206,438
8.550%, 08/01/10 (d)	175,000	165,813

*See accompanying notes to financial statements.

MSF-369

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Yankee—(Continued)
Aiful Corp. (144A) 5.000%, 08/10/10	$800,000	$760,716
Anadarko Finance Co. 7.500%, 05/01/31	1,150,000	1,235,567
Basell AF SCA (144A) 8.375%, 08/15/15 (d)	230,000	221,088
Bowater Canada Finance Corp. 7.950%, 11/15/11	175,000	166,250
Catalyst Paper Corp. 8.625%, 06/15/11	200,000	195,000
ChevronTexaco Capital Co. 3.500%, 09/17/07	820,000	799,968
Corporacion Andina de Fomento 6.875%, 03/15/12	2,900,000	3,033,406
Deutsche Telekom International Finance BV 5.750%, 03/23/16	820,000	773,923
EnCana Holdings Finance Corp. 5.800%, 05/01/14 (d)	50,000	48,894
Gaz Capital for Gazprom (144A) 8.625%, 04/28/34	800,000	913,840
Glitnir Banki HF (144A) 6.693%, 06/15/16 (a)	1,400,000	1,391,988
Intelsat Subsidiary Holding Co., Ltd. 9.609%, 01/15/12 (a)	100,000	101,000
JSG Funding, Plc. 9.625%, 10/01/12	250,000	257,500
Kaupthing Bank Hf (144A) 5.400%, 04/12/11 (a)	2,040,000	2,040,710
7.125%, 05/19/16	450,000	450,135
Kerzner International, Ltd. 6.750%, 10/01/15	310,000	323,563
Lombardy Region 5.804%, 10/25/32	925,000	919,353
Morgan Stanley Bank AG for OAO Gazprom 9.625%, 03/01/13	170,000	194,293
Rhodia S.A. 7.625%, 06/01/10 (d)	275,000	272,250
8.875%, 06/01/11	70,000	69,738
Rogers Cable, Inc. 8.750%, 05/01/32	375,000	404,063
Royal KPN NV 8.000%, 10/01/10	990,000	1,050,069
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (a)	1,100,000	1,033,101
Smurfit Capital 7.500%, 11/20/25	275,000	250,250
Telecom Italia Capital, S.A. 5.250%, 10/01/15	2,100,000	1,904,139
Tyco International Group, S.A. 6.000%, 11/15/13	2,660,000	2,635,251
6.125%, 11/01/08	50,000	50,300
Videotron Ltee 6.375%, 12/15/15	250,000	228,125

		22,124,106

Total Fixed Income (Identified Cost $761,335,425)		751,044,569

Common Stock—0.1%
Security Description	Shares	Value*

Chemicals—0.0%
Applied Extrusion Technologies, Inc. (Class B) (h)	2,424	$15,756

Commercial Services & Supplies—0.0%
Continental AFA Dispensing Co. (i)	8,621	47,416

Diversified Financial Services—0.0%
ContiFinancial Corp. (Liquidating Unit Trust) (i)	229,692	72

Food Products—0.0%
Imperial Sugar Co. (d)	172	4,080

Household Products—0.0%
Home Interiors & Gifts, Inc. (Restricted Shares) (h)	674,618	6,746

Wireless Telecommunication Services—0.1%
American Tower Corp. (Class A) (h)	19,202	597,555

Total Common Stock (Identified Cost $737,835)		671,625

Preferred Stock—0.1%

Diversified Financial Services—0.1%
Resona Preferred Global Securities Cayman, Ltd. (144A) 7.191%	770,000	772,379
TCR Holdings (Class B) (h)	840	1
TCR Holdings (Class C) (b) (h)	462	0
TCR Holdings (Class D) (h)	1,219	1
TCR Holdings (Class E) (h)	2,521	3

Total Preferred Stock (Identified Cost $796,426)		772,384

Escrow Shares—0.0%

Food Products—0.0%
Vlasic Foods, Inc. (Escrow Receipt) (j)	105,922	2,118

Textiles, Apparel & Luxury Goods—0.0%
Pillowtex Corp. (b) (h)	250,000	0

Total Escrow Shares (Identified Cost $0)		2,118

Warrants—0.0%

Household Durables—0.0%
Winsloew Furniture, Inc. (144A) (h)	200	2

Textiles, Apparel & Luxury Goods—0.0%
Pillowtex Corp. (b) (h)	1,701	0

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. (144A) (b) (h)	125	0

*See accompanying notes to financial statements.

MSF-370

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Warrants—(Continued)

Security Description	Shares	Value*

Yankee—0.0%
Republic of Venezuela (g) (h)	3,750	$133,125
United Mexican States (h)	5,000	19,000

		152,125

Total Warrants (Identified Cost $56,182)		152,127

Short Term Investments—16.0%
	Face Amount

Commercial Paper—0.6%
Canadian Government 4.780%, 09/20/06	$3,500,000	3,461,728

Security Description	Face Amount	Value*

Repurchase Agreements—15.4%
Merrill Lynch Repurchase Agreement dated 06/30/06 at 5.140% to be repurchased at $65,127,885 on 07/03/06 collateralized by $61,490,000 FNSM 3.250% due 08/15/08 with a value of $59,491,575; and by $7,000,000 FNSM 3.875% due 07/15/05 with a value of $6,912,500.	$65,100,000	$65,100,000
State Street Corp. Repurchase Agreement dated 06/30/06 at 4.080% to be repurchased at $25,982,831 on 07/03/06 collateralized by $26,701,000 U.S. Treasury Note 3.625% due 04/30/07 with a value of $26,498,468.	25,974,000	25,974,000

		91,074,000

Total Short Term Investments (Identified Cost $94,535,728)		94,535,728

Total Investments—143.3% (Identified Cost $857,461,596) (k)		847,178,551
Liabilities in excess of other assets		(256,114,377)

Total Net Assets—100%		$591,064,174

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2006.
(b)	Zero Valued Security.
(c)	Non-Income Producing; Defaulted Bond.
(d)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $75,241,094 and the collateral received consisted of cash in the amount of $65,453,195 and securities with a market value of $10,852,690.
(e)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(f)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(g)	Security was valued in good faith under procedures established by the Board of Directors.
(h)	Non-Income Producing.
(i)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(j)	Escrow Receipt is a certificate which guarantees that the securities underlying an option contract are on deposit and will be delivered in the event that the option is exercised.
(k)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $857,461,596 and the composition of unrealized appreciation and depreciation of investment securities was $3,158,969 and $(13,442,014), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2006, the market value of 144A securities was $51,333,565, which is 8.7% of total net assets.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(MXN)—	Mexican Peso

*See accompanying notes to financial statements.

MSF-371

Metropolitan Series Fund, Inc.

Western Asset Managment Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/06	Unrealized Appreciation/ Depreciation
U.S. Treasury Notes 2 Year Futures	09/29/06	184	$37,439,172	$37,311,750	$(127,422)
U.S. Treasury Notes 5 Year Futures	09/29/06	719	74,541,487	74,349,094	(192,393)

Futures Contracts Short
U.S. Treasury Bond Futures	09/20/06	(13)	(1,390,779)	(1,386,531)	4,248
U.S. Treasury Notes 10 Year Futures	09/20/06	(269)	(28,416,710)	(28,207,172)	209,538

Net Unrealized Depreciation					$(106,029)

Options Written

Options Written-Calls	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/06	Unrealized Appreciation
U.S. Treasury Notes 10 Year Futures 107	11/21/06	(56)	$(15,470)	$(15,470)	$0
U.S. Treasury Notes 10 Year Futures 108	11/21/06	(56)	(8,126)	(7,595)	531

Options Written-Puts
U.S. Treasury Notes 10 Year Futures 101	11/21/06	(56)	(11,095)	(11,095)	0
U.S. Treasury Notes 10 Year Futures 102	11/21/06	(56)	(18,971)	(18,971)	0

Net Unrealized Appreciation					$531

See accompanying notes to financial statements.

MSF-372

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$756,104,551
Investment in repurchase agreements		91,074,000
Cash		3,611
Foreign cash at value		597
Collateral for securities loaned		76,305,885
Receivable for:
Securities sold		16,212,910
Fund shares sold		1,103,512
Accrued interest and dividends		5,078,530
Futures variation margin		65,219

Total Assets		945,948,815
Liabilities
Payable for:
Fund shares redeemed	$1,367,827
Securities purchased	276,590,742
Withholding taxes	1,567
Return of collateral for securities loaned	76,305,885
Options written, at fair value	53,131
Deferred dollar roll income	1,701
Accrued expenses:
Management fees	305,359
Service and distribution fees	51,960
Deferred directors’ fees	13,042
Other expenses	193,427

Total Liabilities		354,884,641

Net Assets		$591,064,174

Net assets consists of:
Capital paid in		$605,196,936
Undistributed net investment income		4,628,877
Accumulated net realized losses		(8,372,922)
Unrealized depreciation on investments, futures contracts, options and foreign currency		(10,388,717)

Net Assets		$591,064,174

Computation of offering price:
Class A
Net asset value and redemption price per share ($278,668,249 divided by 23,389,697 shares outstanding)		$11.91

Class B
Net asset value and redemption price per share ($166,479,569 divided by 14,013,466 shares outstanding)		$11.88

Class E
Net asset value and redemption price per share ($145,916,356 divided by 12,271,311 shares outstanding)		$11.89

Identified cost of investments		$857,461,596

Identified cost of foreign cash		$565

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Dividends		$8,302
Interest		14,987,008 (a)

		14,995,310
Expenses
Management fees	$1,716,991
Service and distribution fees—Class B	180,430
Service and distribution fees—Class E	111,584
Directors’ fees and expenses	9,687
Custodian	110,982
Audit and tax services	15,842
Legal	10,396
Printing	78,337
Insurance	3,785
Miscellaneous	4,991

Total expenses		2,243,025

Net Investment Income		12,752,285

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(6,446,806)
Futures contracts—net	124,864
Foreign currency transactions—net	(18,648)
Options—net	66,638	(6,273,952)

Unrealized appreciation (depreciation) on:
Investments—net	(9,488,141)
Futures contracts—net	(224,704)
Foreign currency transactions—net	(206)
Options—net	531	(9,712,520)

Net loss		(15,986,472)

Net Decrease in Net Assets From Operations		$(3,234,187)

(a)	Includes income on securities loaned of $118,325.

See accompanying notes to financial statements.

MSF-373

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$12,752,285	$16,268,202
Net realized gain (loss)	(6,273,952)	5,712,405
Unrealized depreciation	(9,712,520)	(10,849,659)

Increase (decrease) in net assets from operations	(3,234,187)	11,130,948

From Distributions to Shareholders
Net investment income
Class A	(12,580,267)	(5,423,779)
Class B	(7,306,479)	(1,713,034)
Class E	(7,255,957)	(4,417,235)

	(27,142,703)	(11,554,048)

Net realized gain
Class A	(2,004,980)	(3,345,753)
Class B	(1,240,035)	(1,124,453)
Class E	(1,203,427)	(2,870,082)

	(4,448,442)	(7,340,288)

Total distributions	(31,591,145)	(18,894,336)

Increase in net assets from capital share transactions	139,513,062	148,976,048

Total increase in net assets	104,687,730	141,212,660

Net Assets
Beginning of the period	486,376,444	345,163,784

End of the period	$591,064,174	$486,376,444

Undistributed Net Investment Income
End of the period	$4,628,877	$19,019,295

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	8,018,801	$87,370,739	7,365,345	$93,430,873
Shares issued through acquisition	984,206	11,895,886	0	0
Reinvestments	1,223,595	14,585,247	708,363	8,769,532
Redemptions	(2,674,121)	(33,088,164)	(3,847,414)	(48,916,740)

Net increase	7,552,481	$80,763,708	4,226,294	$53,283,665

Class B
Sales	4,748,822	$58,972,070	7,228,893	$91,416,951
Reinvestments	718,798	8,546,514	229,942	2,837,487
Redemptions	(980,946)	(12,073,764)	(730,461)	(9,224,205)

Net increase	4,486,674	$55,444,820	6,728,374	$85,030,233

Class E
Sales	1,094,946	$13,600,498	2,115,532	$26,862,474
Reinvestments	710,873	8,459,384	590,066	7,287,317
Redemptions	(1,515,640)	(18,755,348)	(1,850,232)	(23,487,641)

Net increase	290,179	$3,304,534	855,366	$10,662,150

Increase derived from capital share transactions	12,329,334	$139,513,062	11,810,034	$148,976,048

See accompanying notes to financial statements.

MSF-374

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.72		$13.04	$12.61	$11.44	$11.20	$11.42

Income From Investment Operations
Net investment income	0.16		0.36	0.46	0.51	0.69	0.70
Net realized and unrealized gain (loss) on investments	(0.23)		(0.01)	0.35	0.92	0.35	0.04

Total from investment operations	(0.07)		0.35	0.81	1.43	1.04	0.74

Less Distributions
Distributions from net investment income	(0.64)		(0.41)	(0.38)	(0.26)	(0.80)	(0.96)
Distributions from net realized capital gains	(0.10)		(0.26)	0.00	0.00	0.00	0.00

Total distributions	(0.74)		(0.67)	(0.38)	(0.26)	(0.80)	(0.96)

Net Asset Value, End of Period	$11.91		$12.72	$13.04	$12.61	$11.44	$11.20

Total Return (%)	(0.5	)(b)	2.8	6.6	12.6	9.6	6.6
Ratio of operating expenses to average net assets (%)	0.73	(c)	0.75	0.77	0.81	0.85	0.84
Ratio of net investment income to average net assets (%)	4.89	(c)	4.11	3.79	4.66	6.25	6.44
Portfolio turnover rate (%)	913	(c)	507	393	329	239	248
Net assets, end of period (000)	$278,668		$213,906	$164,213	$153,549	$122,023	$109,448

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.66		$12.99	$12.58	$11.41	$10.43

Income From Investment Operations
Net investment income	0.25		0.40	0.39	0.23	0.14
Net realized and unrealized gain (loss) on investments	(0.33)		(0.08)	0.38	1.19	0.84

Total from investment operations	(0.08)		0.32	0.77	1.42	0.98

Less Distributions
Distributions from net investment income	(0.60)		(0.39)	(0.36)	(0.25)	0.00
Distributions from net realized capital gains	(0.10)		(0.26)	0.00	0.00	0.00

Total distributions	(0.70)		(0.65)	(0.36)	(0.25)	0.00

Net Asset Value, End of Period	$11.88		$12.66	$12.99	$12.58	$11.41

Total Return (%)	(0.6	)(b)	2.6	6.3	12.6	9.4	(b)
Ratio of operating expenses to average net assets (%)	0.98	(c)	1.00	1.02	1.06	1.10	(c)
Ratio of net investment income to average net assets (%)	4.65	(c)	3.92	3.66	3.95	5.66	(c)
Portfolio turnover rate (%)	913	(c)	507	393	329	239
Net assets, end of period (000)	$166,480		$120,590	$36,346	$268	$2

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-375

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$12.68		$13.00	$12.58	$11.42	$11.20	$10.80

Income From Investment Operations
Net investment income	0.30		0.50	0.38	0.42	0.73	0.10
Net realized and unrealized gain (loss) on investments	(0.37)		(0.17)	0.41	0.99	0.29	0.30

Total from investment operations	(0.07)		0.33	0.79	1.41	1.02	0.40

Less Distributions
Distributions from net investment income	(0.62)		(0.39)	(0.37)	(0.25)	(0.80)	0.00
Distributions from net realized capital gains	(0.10)		(0.26)	0.00	0.00	0.00	0.00

Total distributions	(0.72)		(0.65)	(0.37)	(0.25)	(0.80)	0.00

Net Asset Value, End of Period	$11.89		$12.68	$13.00	$12.58	$11.42	$11.20

Total Return (%)	(0.6	)(b)	2.7	6.5	12.5	9.4	3.7	(b)
Ratio of operating expenses to average net assets (%)	0.88	(c)	0.90	0.92	0.96	1.00	0.99	(c)
Ratio of net investment income to average net assets (%)	4.71	(c)	3.95	3.64	4.34	6.03	5.50	(c)
Portfolio turnover rate (%)	913	(c)	507	393	329	239	248
Net assets, end of period (000)	$145,916		$151,881	$144,605	$96,026	$26,060	$2,476

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-376

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—95.7% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—10.3%
ACE Securities Corp. 5.453%, 02/25/31 (a)	$9,907,322	$9,907,117
Countrywide Home Equity Loan Trust 5.351%, 07/15/36 (a)	10,300,000	10,298,661
GMAC Mortgage Corp. Loan Trust 5.291%, 11/25/36 (a)	10,300,000	10,299,761
GSAMP Trust 5.240%, 05/25/36 (a)	9,200,000	9,197,884
Indymac Seconds Asset Backed Trust 5.453%, 06/25/36 (a)	9,825,241	9,825,048
Morgan Stanley ABS Capital I 5.583%, 03/25/35 (a)	8,798,054	8,800,781
Morgan Stanley IXIS Real Estate Capital Trust 5.340%, 07/25/36 (a)	10,300,000	10,299,382
Morgan Stanley Mortgage Loan Trust 5.473%, 03/25/36 (a)	9,155,839	9,158,481
SACO I, Inc. 5.453%, 06/25/36 (a)	9,741,301	9,708,278
SLM Student Loan Trust 5.429%, 07/25/17 (a)	10,300,000	10,299,073
Structured Asset Securities Corp. (144A) 5.433%, 02/25/36 (a)	9,200,000	9,198,896

		106,993,362

Commercial Mortgage-Backed Securities—10.1%
Countrywide Alternative Loan Trust (Class 1) 5.467%, 07/25/36 (a)	10,724,019	10,723,268
Countrywide Alternative Loan Trust (Class 2) 5.467%, 07/25/36 (a)	9,966,579	9,978,140
CS First Boston Mortgage Securities Corp. 4.889%, 11/15/37 (a)	2,680,000	2,488,961
GE Capital Commercial Mortgage Corp. 5.511%, 11/10/45 (a)	3,000,000	2,931,243
Impac Secured Assets CMN Owner Trust 5.643%, 03/25/36 (a)	9,391,026	9,411,007
JPMorgan Chase Commercial Mortgage Securities Corp. 4.948%, 09/12/37 (a)	6,350,000	5,907,808
4.951%, 01/12/37 (a)	4,950,000	4,622,591
JPMorgan Commercial Mortgage Finance Corp. 4.999%, 10/15/42 (a)	1,250,000	1,166,870
LB-UBS Commercial Mortgage Trust 4.858%, 12/15/39 (a)	5,500,000	5,107,550
Luminent Mortgage Trust 5.513%, 05/25/46 (a)	10,063,856	10,063,152
Morgan Stanley Mortgage Loan Trust 5.393%, 06/25/36 (a)	11,210,455	11,209,783
5.452%, 06/26/36 (a)	8,998,972	8,923,471
Novastar Mortgage-Backed Notes 5.513%, 09/25/46 (a)	10,199,813	10,197,671
Residential Funding Mortgage Securities I, Inc. 4.750%, 12/25/18	3,547,429	3,346,780
Washington Mutual, Inc. 5.593%, 12/25/45 (a)	9,405,258	9,432,065

		105,510,360

Security Description	Face Amount	Value*

Federal Agencies—57.7%
Federal Home Loan Bank 5.250%, 12/11/20	$12,000,000	$11,463,864
5.800%, 09/02/08 (b)	1,000,000	1,004,350
Federal Home Loan Mortgage Corp. 4.000%, 05/01/19	190,023	175,392
4.500%, 04/15/32	182,747	157,861
4.500%, 04/01/33	2,238,656	2,041,253
4.500%, 04/01/35	1,819,352	1,650,556
5.000%, 08/01/19	2,924,190	2,818,852
5.000%, 10/01/35	9,645,135	9,014,608
5.500%, 01/15/23 (c)	4,413,011	196,525
5.500%, 07/01/35	2,653,971	2,550,774
6.000%, 10/01/10	375	375
6.000%, 10/01/28	115,022	113,992
6.000%, 11/01/28	134,907	133,461
6.500%, 08/01/13	25,086	25,386
6.500%, 03/01/26	2,148	2,171
6.500%, 07/01/26	53,715	54,282
7.000%, 07/01/11	9,320	9,508
7.500%, 05/01/07	1,447	1,458
7.500%, 05/01/32	340,035	351,875
8.000%, 12/01/19	14,828	15,406
8.000%, 07/01/20	43,826	45,562
8.000%, 09/01/30	29,453	31,068
8.250%, 04/01/17	1,453	1,531
8.500%, 06/15/21	265,190	265,177
9.000%, 10/01/17	9,614	9,859
Federal National Mortgage Association 4.000%, 08/01/19	110,324	101,918
4.000%, 08/01/20	1,392,742	1,285,091
4.000%, 05/01/33	929,978	819,711
4.500%, 05/01/19	1,508,394	1,427,565
4.500%, 09/01/19	3,422,064	3,238,688
4.500%, 03/01/20	601,368	568,437
4.500%, 04/01/20	23,016	21,756
4.503%, 02/17/09 (a)	2,000,000	1,941,260
5.000%, 10/01/20	2,712,209	2,612,941
5.000%, 08/01/35	8,676,936	8,116,187
5.000%, TBA	185,000,000	173,468,490
5.260%, 01/25/43 (a)	1,541,066	1,558,665
5.500%, 09/01/24	4,317,721	4,197,016
5.500%, 04/01/35	4,391,671	4,221,152
5.500%, 09/01/35	13,228,559	12,714,925
5.500%, 12/01/35	983,151	944,978
5.500%, TBA	155,000,000	149,890,268
6.000%, 04/01/35	10,383,236	10,247,070
6.000%, TBA	95,000,000	93,485,890
6.500%, 06/01/08	7,112	7,207
6.500%, 12/01/10	4,196	4,235
6.500%, 04/01/13	73,264	74,273
6.500%, 07/01/13	45,667	46,296
6.500%, 06/01/17	682,084	691,975
6.500%, 03/01/26	7,221	7,295
6.500%, 12/01/27	57,968	58,570
6.500%, 04/01/29	302,589	305,715

*See accompanying notes to financial statements.

MSF-377

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.500%, 05/01/32	$648,900	$652,553
6.500%, 07/01/32	3,316,413	3,371,846
6.527%, 05/25/30 (a)	418,885	420,131
7.000%, 12/01/14	40,637	41,700
7.000%, 07/01/15	7,066	7,199
7.000%, 11/01/23	5,653	5,821
7.000%, 02/01/28	26,443	27,186
7.000%, 10/01/28	134,215	137,969
7.000%, 11/01/28	10,594	10,890
7.000%, 02/01/29	45,083	46,241
7.000%, 01/01/30	13,865	14,214
7.000%, 01/01/34	1,105,553	1,132,561
7.500%, 02/01/16	104,198	108,417
7.500%, 11/01/29	105,221	109,089
7.500%, 11/01/30	40,158	41,605
7.500%, 01/01/31	19,772	20,485
8.000%, 05/01/28	11,942	12,633
8.000%, 07/01/30	1,842	1,944
8.000%, 08/01/30	25,410	26,817
8.000%, 10/01/30	18,331	19,346
8.000%, 02/01/31	522,442	551,961
8.000%, 08/01/31	5,068	5,350
8.000%, 07/01/32	2,280	2,407
11.500%, 09/01/19	855	927
12.000%, 10/01/15	45,095	50,453
12.000%, 01/15/16	2,931	3,255
12.500%, 09/20/15	4,551	4,969
12.500%, 01/15/16	39,290	42,902
Government National Mortgage Association 5.500%, 09/15/34	2,814,437	2,730,361
5.500%, 06/15/35	930,894	902,720
5.500%, 12/15/35	5,927,302	5,747,911
5.500%, TBA	20,000,000	19,381,240
6.000%, TBA	61,000,000	60,485,282
6.500%, 08/15/34	950,076	962,238
7.500%, 01/15/29	26,369	27,373
7.500%, 09/15/29	21,109	22,077
7.500%, 02/15/30	23,634	24,529
7.500%, 04/15/30	31,376	32,563
7.500%, 05/15/30	13,962	14,596
7.500%, 09/15/30	31,094	32,271
8.500%, 03/15/18	24,992	26,786
8.500%, 05/15/18	28,300	30,331
8.500%, 06/15/25	180,982	195,375
9.000%, 08/15/08	3,061	3,137
9.000%, 09/15/08	5,353	5,485
9.000%, 10/15/08	36,677	37,585
9.000%, 12/15/08	12,203	12,506
9.000%, 01/15/09	19,933	20,601
9.000%, 02/15/09	5,014	5,182
9.000%, 03/15/09	14,511	14,997
9.000%, 04/15/09	25,928	26,766
9.000%, 05/15/09	10,525	10,878
9.000%, 09/15/09	11,138	11,511
9.000%, 12/15/16	31,880	34,122

		601,862,014

Security Description	Face Amount	Value*

Government Agency—1.6%
Financing Corp. (FICO) Strips Zero Coupon, 06/27/11	$13,949,000	$10,763,718
National Archives Facility Trust 8.500%, 09/01/19	5,337,568	6,218,961

		16,982,679

U.S. Treasury—16.0%
United States Treasury Bond Strips Zero Coupon, 11/15/09	7,500,000	6,325,155
United States Treasury Bonds 6.250%, 08/15/23 (b)	20,000,000	22,057,820
8.875%, 02/15/19 (b)	7,200,000	9,567,000
United States Treasury Notes 4.000%, 04/15/10 (b)	112,360,000	108,111,444
4.125%, 05/15/15 (b)	22,510,000	20,901,773

		166,963,192

Total Fixed Income (Identified Cost $1,012,348,984)		998,311,607

Short Term Investments—52.2%

Repurchase Agreement—52.2%
Deutsche Bank Repurchase Agreement dated 06/30/06 at 5.125% to be repurchased at $339,344,867 on 07/03/06 collateralized by $260,000,000 Federal National Mortgage Association 7.125% due 06/15/10 with a value of $275,535,520; and by $73,885,000 Federal Home Loan Mortgage Corp. 4.500% due 01/15/15 with a value of $70,513,221.	339,200,000	339,200,000
Lehman Brothers Repurchase Agreement dated 06/30/06 at 5.050% to be repurchased at $204,586,060 on 07/03/06 collateralized by $95,040,000 Federal Home Loan Mortgage Corp. 4.750% due 10/17/08 with a value of $94,442,198; by $95,575,000 Federal Home Loan Mortgage Corp. 5.050% due 01/26/15 with a value of $93,177,023; and by $21,240,000 Federal Home Loan Mortgage Corp. 4.000% due 03/10/08 with a value of $20,971,102.	204,500,000	204,500,000
State Street Repurchase Agreement dated 06/30/06 at 4.080% to be repurchased at $324,110 on 07/03/06 collateralized by $335,000 U.S. Treasury Note 5.125% due 06/30/11 with a value of $334,163.	324,000	324,000

Total Short Term Investments (Identified Cost $544,024,000)		544,024,000

Total Investments—147.9% (Identified Cost $1,556,372,984) (d)		1,542,335,607
Liabilities in excess of other assets		(499,455,049)

Total Net Assets—100%		$1,042,880,558

*See accompanying notes to financial statements.

MSF-378

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2006.
(b)	A portion or all of the security was held on loan. As of June 30, 2006, the market value of securities loaned was $93,318,573 and the collateral received consisted of cash in the amount of $94,631,209.
(c)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,556,372,984 and the composition of unrealized appreciation and depreciation of investment securities was $1,343,421 and $(15,380,798), respectively.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/06	Unrealized Appreciation/ Depreciation
U.S. Treasury Bond Futures	09/20/06	55	$5,950,588	$5,866,094	$(84,494)

Futures Contracts Short
U.S. Treasury Notes 5 Year Futures	09/29/06	(660)	(68,616,075)	(68,248,125)	367,950

Net Unrealized Appreciation					$283,456

See accompanying notes to financial statements.

MSF-379

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$998,311,607
Investment in repurchase agreements		544,024,000
Cash		966
Collateral for securities loaned		94,631,209
Receivable for:
Securities sold		24,380,313
Fund shares sold		1,418,444
Accrued interest and dividends		2,839,787

Total Assets		1,665,606,326
Liabilities
Payable for:
Fund shares redeemed	$1,776,092
Securities purchased	525,470,939
Futures variation margin	111,719
Return of collateral for securities loaned	94,631,209
Accrued expenses:
Management fees	423,098
Service and distribution fees	42,838
Deferred directors’ fees	11,092
Other expenses	258,781

Total Liabilities		622,725,768

Net Assets		$1,042,880,558

Net assets consists of:
Capital paid in		$1,069,798,169
Undistributed net investment income		7,310,419
Accumulated net realized losses		(20,474,109)
Unrealized depreciation on investments and futures contracts		(13,753,921)

Net Assets		$1,042,880,558

Computation of offering price:
Class A
Net asset value and redemption price per share ($788,666,150 divided by 66,932,677 shares outstanding)		$11.78

Class B
Net asset value and redemption price per share ($147,064,455 divided by 12,518,610 shares outstanding)		$11.75

Class E
Net asset value and redemption price per share ($107,149,953 divided by 9,117,100 shares outstanding)		$11.75

Identified cost of investments		$1,556,372,984

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Interest		$19,500,789 (a)

Expenses
Management fees	$2,113,380
Service and distribution fees—Class B	163,686
Service and distribution fees—Class E	84,137
Directors’ fees and expenses	10,159
Custodian	73,036
Audit and tax services	23,842
Legal	32,655
Printing	144,272
Insurance	5,599
Miscellaneous	4,274

Total expenses		2,655,040

Net Investment Income		16,845,749

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(11,958,809)
Futures contracts—net	515,355	(11,443,454)

Unrealized appreciation (depreciation) on:
Investments—net	(15,644,828)
Futures contracts—net	477,158	(15,167,670)

Net loss		(26,611,124)

Net Decrease in Net Assets From Operations		$(9,765,375)

(a)	Includes income on securities loaned of $9,790.

See accompanying notes to financial statements.

MSF-380

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$16,845,749	$15,433,108
Net realized (loss)	(11,443,454)	(8,373,187)
Unrealized appreciation (depreciation)	(15,167,670)	1,228,254

Increase (decrease) in net assets from operations	(9,765,375)	8,288,175

From Distributions to Shareholders
Net investment income
Class A	(17,449,874)	(2,064,428)
Class B	(4,169,148)	(723,628)
Class E	(3,561,866)	(1,518,429)

	(25,180,888)	(4,306,485)

Net realized gain
Class A	0	(2,816,213)
Class B	0	(1,123,528)
Class E	0	(2,311,931)

	0	(6,251,672)

Total distributions	(25,180,888)	(10,558,157)

Increase in net assets from capital share transactions	371,456,955	402,065,193

Total increase in net assets	336,510,692	399,795,211

Net Assets
Beginning of the period	706,369,866	306,574,655

End of the period	$1,042,880,558	$706,369,866

Undistributed Net Investment Income
End of the period	$7,310,419	$15,645,558

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	31,886,123	$139,714,594	31,209,963	$378,680,852
Shares issued through acquisition	20,242,397	246,020,250	0	0
Reinvestments	1,486,361	17,449,874	404,361	4,880,641
Redemptions	(5,025,181)	(59,933,922)	(4,944,025)	(60,383,842)

Net increase	48,589,700	$343,250,796	26,670,299	$323,177,651

Class B
Sales	4,008,329	$48,136,455	7,506,965	$91,490,409
Reinvestments	356,033	4,169,148	153,546	1,847,156
Redemptions	(1,485,319)	(17,796,316)	(854,703)	(10,390,388)

Net increase	2,879,043	$34,509,287	6,805,808	$82,947,177

Class E
Sales	664,082	$8,005,806	1,266,995	$15,501,720
Reinvestments	304,173	3,561,866	318,136	3,830,360
Redemptions	(1,488,871)	(17,870,800)	(1,915,941)	(23,391,715)

Net decrease	(520,616)	$(6,303,128)	(330,810)	$(4,059,635)

Increase derived from capital share transactions	50,948,127	$371,456,955	33,145,297	$402,065,193

See accompanying notes to financial statements.

MSF-381

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.22		$12.43	$12.34	$12.34	$11.97	$11.94

Income From Investment Operations
Net investment income	0.20		0.19	0.20	0.18	0.38	0.37
Net realized and unrealized gain (loss) on investments	(0.23)		0.01	0.18	0.02	0.54	0.41

Total from investment operations	(0.03)		0.20	0.38	0.20	0.92	0.78

Less Distributions
Distributions from net investment income	(0.41)		(0.17)	(0.16)	(0.08)	(0.38)	(0.75)
Distributions from net realized capital gains	0.00		(0.24)	(0.13)	(0.12)	(0.17)	0.00

Total distributions	(0.41)		(0.41)	(0.29)	(0.20)	(0.55)	(0.75)

Net Asset Value, End of Period	$11.78		$12.22	$12.43	$12.34	$12.34	$11.97

Total Return (%)	(0.2	)(b)	1.7	3.0	1.7	7.9	6.7
Ratio of operating expenses to average net assets (%)	0.58	(c)	0.61	0.64	0.65	0.70	0.70
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.58	(c)	0.61	0.64	0.65	0.70	0.73
Ratio of net investment income to average net assets (%)	4.14	(c)	3.00	1.56	1.22	2.20	4.49
Portfolio turnover rate (%)	1,125	(c)	964	977	882	672	362
Net assets, end of period (000)	$788,666		$471,703	$148,047	$154,010	$180,989	$102,066

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.16		$12.38	$12.31	$12.31	$11.88

Income From Investment Operations
Net investment income	0.20		0.25	0.16	0.06	0.04
Net realized and unrealized gain (loss) on investments	(0.24)		(0.08)	0.17	0.14	0.39

Total from investment operations	(0.04)		0.17	0.33	0.20	0.43

Less Distributions
Distributions from net investment income	(0.37)		(0.15)	(0.13)	(0.08)	0.00
Distributions from net realized capital gains	0.00		(0.24)	(0.13)	(0.12)	0.00

Total distributions	(0.37)		(0.39)	(0.26)	(0.20)	0.00

Net Asset Value, End of Period	$11.75		$12.16	$12.38	$12.31	$12.31

Total Return (%)	(0.3	)(b)	1.4	2.7	1.6	3.6	(b)
Ratio of operating expenses to average net assets (%)	0.83	(c)	0.86	0.89	0.90	0.95	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.83	(c)	0.86	0.89	0.90	0.95	(c)
Ratio of net investment income to average net assets (%)	3.85	(c)	2.76	1.81	0.79	1.34	(c)
Portfolio turnover rate (%)	1,125	(c)	964	977	882	672
Net assets, end of period (000)	$147,064		$117,258	$35,073	$347	$2

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-382

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$12.18		$12.38	$12.31	$12.32	$11.96	$11.45

Income from Investment Operations
Net investment income	0.25		0.34	0.17	0.12	0.31	0.07
Net realized and unrealized gain (loss) on investments	(0.29)		(0.15)	0.17	0.07	0.42	0.44

Total from investment operations	(0.04)		0.19	0.34	0.19	0.73	0.51

Less Distributions
Distributions from net investment income	(0.39)		(0.15)	(0.14)	(0.08)	(0.20)	0.00
Distributions from net realized capital gains	0.00		(0.24)	(0.13)	(0.12)	(0.17)	0.00

Total distributions	(0.39)		(0.39)	(0.27)	(0.20)	(0.37)	0.00

Net Asset Value, End of Period	$11.75		$12.18	$12.38	$12.31	$12.32	$11.96

Total Return (%)	(0.4	)(b)	1.6	2.8	1.5	7.7	4.5	(b)
Ratio of operating expenses to average net assets (%)	0.73	(c)	0.76	0.79	0.80	0.85	0.85	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.73	(c)	0.76	0.79	0.80	0.85	0.88	(c)
Ratio of net investment income to average net assets (%)	3.91	(c)	2.74	1.42	1.03	2.05	3.39	(c)
Portfolio turnover rate (%)	1,125	(c)	964	977	882	672	362
Net assets, end of period (000)	$107,150		$117,409	$123,455	$114,450	$67,262	$6,289

(a)	Commencement of operations was July 30, 2002 and May 1, 2001 for classes B and E, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-383

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Commercial Paper—92.7% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—32.8%
Amstel Funding Corp. 4.960%, 09/27/06	$18,000,000	$17,781,760
Atlantis One Funding Corp. 5.280%, 08/03/06	60,000,000	59,709,600
Atomium Funding Corp. 5.190%, 08/07/06	1,800,000	1,790,399
Beethoven Funding Corp. 5.280%, 07/31/06	12,250,000	12,196,100
5.250%, 08/01/06	50,094,000	49,867,533
Canadian Asset Security Corp. 5.160%, 08/11/06	13,287,000	13,208,917
Citibank Credit Card Issuance Trust 5.280%, 08/01/06	37,000,000	36,831,773
CRC Funding, LLC 5.300%, 08/03/06	1,833,000	1,824,095
Giro Funding Corp. 5.310%, 07/27/06	33,900,000	33,769,994
5.320%, 08/03/06	20,000,000	19,902,467
Liberty Street Funding Corp. 5.290%, 07/26/06	24,350,000	24,260,548
Sheffield Receivables Corp. 5.300%, 08/02/06	62,000,000	61,707,911
Solitaire Funding, LLC 5.260%, 07/21/06	50,000,000	49,853,889
Thunder Bay Funding, Inc. 5.250%, 08/08/06	17,888,000	17,788,871

		400,493,857

Capital Markets—9.8%
Lehman Brothers Holdings, Inc. 5.319%, 02/23/07 (a)	40,000,000	40,077,613
Merrill Lynch & Co., Inc. 5.596%, 09/18/06 (a)	5,425,000	5,427,441
5.280%, 10/27/06 (a)	10,000,000	10,020,290
5.183%, 05/29/07 (a)	30,000,000	30,000,000
Morgan Stanley Group, Inc. 5.205%, 08/04/06 (a)	35,000,000	35,000,000

		120,525,344

Commercial Banks—18.7%
Credit Suisse First Boston 5.075%, 07/10/06	49,865,000	49,865,000
DEPFA Bank, Plc. 4.900%, 07/11/06	3,000,000	2,995,917
Deutsche Bank, LLC 4.795%, 02/21/07	17,000,000	16,467,888
DnB nor Bank ASA 5.313%, 06/25/07 (a)	28,425,000	28,425,000
Landesbank Baden Wurtt 5.350%, 09/19/06	12,276,000	12,130,052
Natexis Banque 4.555%, 07/31/06	25,000,000	24,905,104

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
National City Bank (144A) 5.080%, 07/07/06	$6,000,000	$5,999,991
Rabobank USA Financial Corp. 5.250%, 07/03/06	52,430,000	52,414,708
Restructured Asset Certificates 5.209%, 08/21/06 (a)	15,000,000	15,000,000
Sumitomo Mitsui Banking Corp. 5.150%, 07/10/06	8,900,000	8,900,000
U.S. Bank National Association 5.283%, 09/29/06 (a)	12,000,000	11,999,336

		229,102,996

Diversified Financial Services—26.1%
Check Point Charlie, Inc. 5.330%, 07/25/06	14,400,000	14,348,832
5.330%, 07/27/06	13,930,000	13,876,377
Concord Minutemen 5.230%, 07/10/06	60,000,000	59,921,550
Cullinan Financial, Ltd. 5.283%, 06/25/07 (a)	26,000,000	25,994,324
Cullinan Financial, Ltd. (144A) 5.294%, 09/15/06 (a)	25,000,000	24,999,227
Davis Square Funding, Ltd. 4.940%, 07/05/06	18,000,000	17,990,120
Lexington Parker Capital Corp. 5.280%, 07/17/06	62,000,000	61,854,507
Scaldis & Scaldis, NV 5.300%, 07/28/06	29,000,000	28,884,725
Sedna Finance Corp. 5.320%, 07/13/06	37,900,000	37,832,791
Stanfield Victoria Finance, Ltd. 4.960%, 09/27/06	16,000,000	15,806,008
Transamerica IDEX 5.370%, 07/17/06	18,193,000	18,149,579

		319,658,040

Federal Agencies—2.8%
Federal Home Loan Mortgage Corp. 4.720%, 02/06/07	19,500,000	18,937,533
Federal National Mortgage Association 4.815%, 02/23/07	16,000,000	15,492,820

		34,430,353

Insurance—2.5%
Allstate Life Global Funding II (144A) 3.010%, 06/27/07	10,000,000	10,000,000
Irish Life & Permanent, Plc. 5.294%, 12/22/06 (a)	20,000,000	20,000,000

		30,000,000

Total Commercial Paper (Identified Cost $1,134,210,590)		1,134,210,590

*See accompanying notes to financial statements.

MSF-384

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2006 (Unaudited)

Certificate of Deposit—7.3%

Security Description	Face Amount	Value*

Commercial Banks—7.3%
BNP Paribas 4.505%, 10/19/06	$7,500,000	$7,500,000
DEPFA Bank, Plc. 4.525%, 10/16/06	8,300,000	8,300,000
Royal Bank of Scotland, Plc. 4.518%, 10/20/06	4,400,000	4,400,032
4.870%, 02/02/07	6,100,000	6,100,000
Societe Generale 4.780%, 12/06/06	7,000,000	7,000,000
4.800%, 12/06/06	8,000,000	8,001,106

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
Washington Mutual Bank, F.A. 5.310%, 08/03/06	$40,250,000	$40,250,000
Wells Fargo Bank, N.A. 4.865%, 01/31/07	8,500,000	8,500,412

Total Certificate of Deposit (Identified Cost $90,051,550)		90,051,550

Total Investments—100.0% (Identified Cost $1,224,262,140) (b)		1,224,262,140
Liabilities in excess of other assets		(329,256)

Total Net Assets—100%		$1,223,932,884

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2006.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2006 was $1,224,262,140.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2006, the market value of 144A securities was $40,999,218, which is 3.4% of total net assets.

*See accompanying notes to financial statements.

MSF-385

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

June 30, 2006 (Unaudited)

Assets
Investments at value		$1,224,262,140
Cash		2
Receivable for:
Fund shares sold		3,865,875
Accrued interest and dividends		2,595,277
Due from Investment Adviser		10,354

Total Assets		1,230,733,648
Liabilities
Payable for:
Fund shares redeemed	$6,168,942
Accrued expenses:
Management fees	333,375
Service and distribution fees	111,138
Deferred directors’ fees	96,189
Other expenses	91,120

Total Liabilities		6,800,764

Net Assets		$1,223,932,884

Net assets consists of:
Capital paid in		$1,223,938,337
Accumulated net realized losses		(5,453)

Net Assets		$1,223,932,884

Computation of offering price:
Class A
Net asset value and redemption price per share ($835,495,639 divided by 8,355,101 shares outstanding)		$100.00

Class B
Net asset value and redemption price per share ($378,030,323 divided by 3,780,396 shares outstanding)		$100.00

Class E
Net asset value and redemption price per share ($10,406,922 divided by 104,070 shares outstanding)		$100.00

Identified cost of investments		$1,224,262,140

Statement of Operations

Six months ended June 30, 2006 (Unaudited)

Investment Income
Interest		$21,126,880

Expenses
Management fees	$1,510,093
Service and distribution fees—Class B	381,869
Service and distribution fees—Class E	6,869
Directors’ fees and expenses	12,655
Custodian	35,008
Audit and tax services	16,720
Legal	27,303
Printing	35,569
Insurance	6,263
Miscellaneous	2,207

Total expenses	2,034,556
Management fee waivers	(35,801)	1,998,755

Net Investment Income		19,128,125

Net Increase in Net Assets From Operations		$19,128,125

See accompanying notes to financial statements.

MSF-386

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2006	Year ended December 31, 2005
From Operations
Net investment income	$19,128,125	$18,582,641
Net realized gain (loss)	0	(5,442)

Increase in net assets from operations	19,128,125	18,577,199

From Distributions to Shareholders
Net investment income
Class A	(12,511,635)	(12,538,591)
Class B	(6,419,770)	(5,788,298)
Class E	(196,720)	(255,753)

Total distributions	(19,128,125)	(18,582,641)

Increase in net assets from capital share transactions	513,293,068	150,543,141

Total increase in net assets	513,293,068	150,537,699

Net Assets
Beginning of the period	710,639,816	560,102,117

End of the period	$1,223,932,884	$710,639,816

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	3,603,576	$360,357,593	4,517,531	$451,759,744
Shares issued through acquisition	4,077,220	407,713,843	31,414	3,141,378
Reinvestments	137,970	13,797,025	125,453	12,538,591
Redemptions	(3,753,917)	(375,391,691)	(5,080,912)	(508,091,177)

Net increase (decrease)	4,064,849	$406,476,770	(406,514)	$(40,651,464)

Class B
Sales	3,166,868	$316,686,780	2,922,644	$292,561,401
Shares issued through acquisition	0	0	1,944,828	194,482,841
Reinvestments	64,198	6,419,770	60,927	5,788,298
Redemptions	(2,181,283)	(218,128,341)	(2,985,875)	(298,587,522)

Net increase	1,049,783	$104,978,209	1,942,524	$194,245,018

Class E
Sales	39,253	$3,925,339	32,849	$3,284,948
Reinvestments	1,967	196,720	2,558	255,753
Redemptions	(22,840)	(2,283,970)	(65,911)	(6,591,114)

Net increase (decrease)	18,380	$1,838,089	(30,504)	$(3,050,413)

Increase derived from capital share transactions	5,133,012	$513,293,068	1,505,506	$150,543,141

See accompanying notes to financial statements.

MSF-387

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.85		2.85	0.98	0.80	1.41	3.88

Total from investment operations	2.85		2.85	0.98	0.80	1.41	3.88

Less Distributions
Distributions from net investment income	(2.85)		(2.85)	(0.98)	(0.80)	(1.41)	(3.88)

Total distributions	(2.85)		(2.85)	(0.98)	(0.80)	(1.41)	(3.88)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.2	(b)	2.9	1.0	0.8	1.4	4.0
Ratio of operating expenses to average net assets (%)	0.37	(c)	0.41	0.42	0.40	0.43	0.42
Ratio of net investment income to average net assets (%)	4.49	(c)	2.83	0.97	0.78	1.40	3.80
Net assets, end of period (000)	$835,496		$429,019	$469,674	$610,419	$332,151	$277,381

	Class B
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003	2002	2001(a)
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.60		2.60	0.73	0.55	1.16	1.95

Total from investment operations	2.60		2.60	0.73	0.55	1.16	1.95

Less Distributions
Distributions from net investment income	(2.60)		(2.60)	(0.73)	(0.55)	(1.16)	(1.95)

Total distributions	(2.60)		(2.60)	(0.73)	(0.55)	(1.16)	(1.95)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.1	(b)	2.6	0.7	0.6	1.2	2.0	(b)
Ratio of operating expenses to average net assets (%)	0.62	(c)	0.66	0.67	0.65	0.68	0.67	(c)
Ratio of net investment income to average net assets (%)	4.20	(c)	2.84	0.74	0.65	1.15	1.65	(c)
Net assets, end of period (000)	$378,030		$273,052	$78,809	$75,083	$57,260	$15,407

(a)	Commencement of operations was May 1, 2001 for Class B and April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-388

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2006		Year ended December 31,
			2005	2004	2003(a)
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00

Income from Investment Operations
Net investment income	2.70		2.70	0.83	0.42

Total from investment operations	2.70		2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(2.70)		(2.70)	(0.83)	(0.42)

Total distributions	(2.70)		(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00

Total Return (%)	2.1	(b)	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.52	(c)	0.56	0.57	0.55	(c)
Ratio of net investment income to average net assets (%)	4.30	(c)	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$10,407		$8,569	$11,619	$6,858

(a)	Commencement of operations was May 1, 2001 for Class B and April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-389

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006 (Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Each Portfolio of the Fund other than Harris Oakmark Focused Value and each of the Fund’s five Asset Allocation Portfolios (each, an “Asset Allocation Portfolio,” and, collectively, the “Asset Allocation Portfolios”) is diversified. Harris Oakmark Focused Value and the Asset Allocation Portfolios are non-diversified. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments (“Portfolio”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio’s shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, Class D, Class E and Class F. The classes of a given Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net asset of each class to the total net assets of each Portfolio. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the BlackRock Money Market Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds  1/2 of 1%, the Board will consider what action, if any, should be initiated.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked

MSF-390

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

The net asset value of each Asset Allocation Portfolio and the Zenith Equity Portfolio is calculated based on the net asset values of the underlying portfolios in which such Portfolios invest. The underlying portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the underlying portfolios that are Portfolios of Met Investors Series Trust (“MIST”), please refer to the prospectus for such underlying portfolios.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

Each participating Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-391

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

Forward Foreign Currency Exchange Contracts:

Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, such a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

Certain Portfolios may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trusts may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trusts may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trusts risk not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Western Asset Management Strategic Bond Opportunities Portfolio, Western Asset Management U.S. Government Portfolio and BlackRock Bond Income Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the period ended June 30, 2006 was approximately $312,467,540, $536,405,484 and $285,177,252 for the Western Asset Management Strategic Bond Opportunities Portfolio, Western Asset Management U.S. Government Portfolio and BlackRock Bond Income Portfolio, respectively.

Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-392

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by a Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio and Oppenheimer Global Equity Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio and Oppenheimer Global Equity Portfolio. Foreign investments may also subject FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio and Oppenheimer Global Equity Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Credit and Market Risk:

Western Asset Management High Yield Bond Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations there-under, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2005, the following Portfolios had capital loss carryovers.

Portfolio	Total	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Expiring 12/31/07	Expiring 12/31/06
BlackRock Aggressive Growth	$309,086,773	$0	$0	$0	$201,096,876	$1,188,639	$104,064,382	$2,736,876	$0
BlackRock Diversified	129,763,906	0	0	0	125,483,248	4,280,658	0	0	0
BlackRock Investment Trust	321,551,043	0	0	14,588,867	306,962,176	0	0	0	0
BlackRock Large Cap Value	1,937,297	0	0	0	557,986	1,379,311	0	0	0
BlackRock Legacy Large Cap Growth	224,315,221	0	0	0	205,405,850	18,909,371	0	0	0
BlackRock Money Market	27,589	5,353	3,013	946	1,430	16,281	474	32	60
Capital Guardian U.S. Equity	23,472,193	0	0	0	11,190,563	12,281,630	0	0	0

MSF-393

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

Portfolio	Total	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Expiring 12/31/07	Expiring 12/31/06
Davis Venture Value	$124,069,852	$13,892,996	$4,821,033	$25,334,924	$49,957,026	$30,063,873	$0	$0	$0
FI International Stock	29,254,477	0	0	0	29,254,477	0	0	0	0
FI Mid Cap Opportunities	706,797,053	0	0	16,477,953	376,464,857	313,854,243	0	0	0
FI Value Leaders	9,192,088	0	0	9,192,088	0	0	0	0	0
Harris Oakmark Large Cap Value	2,217,415	0	723,150	1,494,265	0	0	0	0	0
Lehman Brothers Aggregate Bond Index	5,614,476	3,790,866	499,465	0	449,093	612,878	223,967	38,207	0
MFS Total Return	23,435,321	0	0	0	5,467,027	13,005,887	4,962,407	0	0
Morgan Stanley EAFE Index	1,410,854	0	0	0	1,410,854	0	0	0	0
T. Rowe Price Large Cap Growth	24,763,122	0	0	4,593,031	16,388,306	3,781,785	0	0	0
T. Rowe Price Small Cap Growth	29,159,749	0	0	9,886,767	19,272,982	0	0	0	0
Western Asset Management U.S. Government	3,234,233	3,234,233	0	0	0	0	0	0	0
Zenith Equity	149,347,303	0	0	14,363,795	0	134,983,508	0	0	0

Dividends and Distributions to Shareholders:

BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

2.	PURCHASES AND SALES:

For the six months ended June 30, 2006, purchases and sales of securities (excluding short term investments) for each of the Portfolios were as follows:

	Purchases		Sales
Portfolio	U.S. Government	Other	U.S. Government	Other
BlackRock Aggressive Growth	$0	$798,118,471	$0	$589,094,522
BlackRock Bond Income	3,628,079,976	548,648,013	3,419,531,279	233,749,425
BlackRock Diversified	1,786,406,663	613,386,339	1,897,423,812	614,627,683
BlackRock Investment Trust	0	733,071,885	0	868,138,494
BlackRock Large Cap Value	0	64,077,021	0	48,725,081
BlackRock Legacy Large Cap Growth	0	284,615,309	0	326,690,069
BlackRock Strategic Value	0	794,069,213	0	832,522,359
Capital Guardian U.S. Equity	0	163,207,254	0	139,063,962
Davis Venture Value	0	634,941,580	0	355,139,561
FI International Stock	0	292,832,837	0	243,310,483
FI Large Cap	0	940,269,682	0	590,771,412
FI Mid Cap Opportunities	0	842,216,919	0	879,394,036
FI Value Leaders	0	939,046,551	0	619,091,646
Franklin Templeton Small Cap Growth	0	60,131,862	0	46,679,070
Harris Oakmark Focused Value	0	611,208,889	0	546,248,048
Harris Oakmark Large Cap Value	0	58,374,807	0	46,826,644

MSF-394

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

	Purchases		Sales
Portfolio	U.S. Government	Other	U.S. Government	Other
Jennison Growth	$0	$548,928,405	$0	$396,528,004
Lehman Brothers Aggregate Bond Index	137,355,795	33,994,344	122,763,121	14,246,591
Loomis Sayles Small Cap	0	177,084,104	0	180,234,770
MetLife Aggressive Allocation	0	53,464,466	0	14,093,799
MetLife Conservative Allocation	0	27,634,189	0	4,817,374
MetLife Conservative to Moderate Allocation	0	114,218,460	0	21,523,310
MetLife Moderate Allocation	0	303,488,105	0	62,276,970
MetLife Moderate to Aggressive Allocation	0	280,549,857	0	69,548,294
MetLife Mid Cap Stock Index	0	53,464,466	0	14,093,799
MetLife Stock Index	0	273,809,840	0	370,479,085
MFS Total Return	502,023,975	1,049,674,960	84,742,429	197,156,522
Morgan Stanley EAFE Index	0	63,954,878	0	41,845,871
Neuberger Berman Mid Cap Value	0	277,547,196	0	176,770,446
Oppenheimer Global Equity	0	911,836,390	0	394,753,838
Russell 2000 Index	0	139,425,641	0	127,413,590
T. Rowe Price Large Cap Growth	0	373,608,456	0	162,356,095
T. Rowe Price Small Cap Growth	0	107,329,807	0	77,448,424
Western Asset Management High Yield Bond	0	53,311,107	0	64,430,210
Western Asset Management Strategic Bond Opportunities	2,422,658,752	449,213,530	2,398,626,461	161,881,569
Western Asset Management U.S. Government	4,343,867,223	471,185,713	4,431,155,242	2,733,236
Zenith Equity	0	40,137,204	0	84,511,562

Options Written:

The BlackRock Bond Income Portfolio transactions in options written during the six months ended June 30, 2006 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2005	94	$51,195
Options written	191	92,512
Options closed	(94)	(51,195)
Options expired	(102)	(48,152)

Options outstanding June 30, 2006	89	$44,360

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2005	94	$50,628
Options written	191	99,230
Options closed	(94)	(50,628)
Options expired	(102)	(42,714)

Options outstanding June 30, 2006	89	$56,516

The Western Asset Management Strategic Bond Opportunities Portfolio transactions in options written during the six months ended June 30, 2006 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2005	0	$0
Options written	470	114,214
Options closed	(358)	(90,618)
Options expired	0	0

Options outstanding June 30, 2006	112	$23,596

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2005	0	$0
Options written	470	125,057
Options closed	(358)	(94,991)
Options expired	0	0

Options outstanding June 30, 2006	112	$30,066

MSF-395

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreements:

MetLife Advisers is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the period ended June 30, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset value levels
BlackRock Aggressive Growth	$3,858,033	0.750%	Of the first $500 million
		0.700%	Of the next $500 million
		0.650%	On amounts in excess of $1 billion
BlackRock Bond Income	2,376,417	0.400%	Of the first $1 billion
		0.350%	Of the next $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $3 billion
BlackRock Diversified	3,942,665	0.500%	Of the first $500 million
		0.450%	Of the next $500 million
		0.400%	On amounts in excess of $1 billion
BlackRock Investment Trust	4,328,243	0.550%	Of the first $500 million
		0.500%	Of the next $500 million
		0.450%	On amounts in excess of $1 billion
BlackRock Large Cap Value	498,219	0.700%	Of the first $250 million
		0.650%	Of the next $500 million
		0.600%	On amounts in excess of $750 million
BlackRock Legacy Large Cap Growth	1,931,047	0.730%	Of the first $1 billion
		0.650%	On amounts in excess of $1 billion
BlackRock Money Market	1,510,093	0.350%	Of the first $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $2 billion
BlackRock Strategic Value	4,104,909	0.850%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion
Capital Guardian U.S. Equity	1,779,358	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion
Davis Venture Value	11,850,445	0.750%	Of the first $1 billion
		0.700%	Of the next $2 billion
		0.675%	On amounts in excess of $3 billion
FI International Stock	2,506,950	0.860%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion
FI Mid Cap Opportunities	3,538,288	0.750%	Of the first $100 million
		0.700%	Of the next $400 million
		0.650%	On amounts in excess of $500 million
FI Value Leaders	2,395,289	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion
FI Large Cap(a)	810,773	0.800%	Of the first $250 million
		0.750%	Of the next $500 million
		0.700%	On amounts in excess of $750 million
Franklin Templeton Small Cap Growth	544,967	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million
Harris Oakmark Focused Value	7,111,479	0.750%	Of the first $1 billion
		0.700%	On amounts in excess of $1 billion
Harris Oakmark Large Cap Value	2,193,824	0.750%	Of the first $250 million
		0.700%	On amounts in excess of $250 million

MSF-396

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

Portfolio	Management Fees earned by MetLife Advisers for the period ended June 30, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset value levels
Jennison Growth	$3,492,191	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion
Lehman Brothers Aggregate Bond Index	1,334,106	0.250%	Of all assets
Loomis Sayles Small Cap	2,104,035	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million
MetLife Aggressive Allocation(b)	13,166	0.100%	Of all assets
MetLife Conservative Allocation(b)	12,032	0.100%	Of all assets
MetLife Conservative to Moderate Allocation(b)	49,389	0.100%	Of all assets
MetLife Moderate Allocation(b)	109,580	0.100%	Of all assets
MetLife Moderate to Aggressive Allocation(b)	85,841	0.100%	Of all assets
MetLife Mid Cap Stock Index	548,666	0.250%	Of all assets
MetLife Stock Index	6,282,940	0.250%	Of all assets
MFS Total Return(c)	2,496,700	0.600%	Of the first $250 million
		0.550%	Of the next $500 million
		0.500%	On amounts in excess of $750 million
Morgan Stanley EAFE Index	752,818	0.300%	Of all assets
Neuberger Berman Mid Cap Value	2,631,098	0.700%	Of the first $100 million
		0.675%	Of the next $250 million
		0.650%	Of the next $500 million
		0.625%	Of the next $750 million
		0.600%	On amounts in excess of $1.6 billion
Oppenheimer Global Equity	1,245,929	0.900%	Of the first $50 million
		0.550%	Of the next $50 million
		0.500%	Of the next $400 million
		0.475%	On amounts in excess of $500 million
Russell 2000 Index	578,281	0.250%	Of all assets
T. Rowe Price Large Cap Growth	1,375,523	0.650%	Of the first $50 million
		0.600%	On amounts in excess of $50 million
T. Rowe Price Small Cap Growth	1,007,903	0.550%	Of the first $100 million
		0.500%	Of the next $300 million
		0.450%	On amounts in excess of $400 million
Western Asset Management High Yield Bond(d)	82,064	0.540%	Of the first $50 million
		0.430%	On amounts in excess of $50 million
Western Asset Management Strategic Bond Opportunities	1,716,991	0.650%	Of the first $500 million
		0.550%	On amounts in excess of $500 million
Western Asset Management U.S. Government	2,113,380	0.550%	Of the first $500 million
		0.450%	On amounts in excess of $500 million
Zenith Equity(e)	0	0.000%	Of all assets

(a) Prior to May 1, 2006, $653,698 was paid to Travelers Asset Management International Company LLC, (“TAMIC”), the previous adviser.

(b) The Portfolio operates as a fund of funds by investing its assets in other Portfolios of the Fund and Series of Met Investors Series Trust (the “Underlying Portfolios”). In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

(c) Prior to May 1, 2006, the advisory fee rate for MFS Total Return was at the annual rate of 0.50% of the Portfolio’s average daily net assets.

(d) Prior to May 1, 2006, $171,063 was paid to TAMIC, the previous adviser.

(e) The Portfolio operates as a fund of funds by investing its assets in other Portfolios of the Fund (the “Zenith Underlying Portfolios”). The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Zenith Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife the investment subadviser for MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index and MetLife Mid Cap Stock Index (the “Index Portfolios”). MetLife Advisers pays MetLife an investment subadvisory fee for each such Index Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio.

MSF-397

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

Portfolio	Fees earned by MetLife for the six months ended June 30, 2006
Lehman Brothers Aggregate Bond Index	$128,074
MetLife Mid Cap Stock Index	50,477
MetLife Stock Index	578,030
Morgan Stanley EAFE Index	57,716
Russell 2000 Index	53,202

MetLife Advisors has entered into subadvisory contracts with other investment management firms. Please refer to the Fund’s Prospectus for information relating to these contracts.

From January 1, 2006 through April 30, 2006, the Travelers Insurance Company (“TIC”), an indirect wholly-owned subsidiary of MetLife, acted as the Portfolio administrator for the FI Large Cap and Western Asset Management High Yield Portfolios. As compensation for its services, the Portfolios paid TIC an administration fee calculated at the annual rate of 0.06% of each Portfolio’s average daily net assets. The fee was calculated daily and paid monthly.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund’s Class B, D, E and F shares. Under the Distribution Plans, the Class B, D, E and F shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting or selling, and servicing, the Class B, D, E and F shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio’s shares are calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% per year for Class D shares, 0.15% per year for the Class E shares and 0.20% per year for the Class F shares. Amounts paid by each Portfolio for the six months ended June 30, 2006 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

Expense Agreement:

Pursuant to an expense agreement relating to each class of FI Large Cap, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation and Western Asset Management High Yield Bond, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio’s then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of an Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. Pursuant to the expense agreement, no class of FI Large Cap or Western Asset Management High Yield Bond is obligated to repay any expense paid by MetLife Advisers. The expense limits (annual rates as a percentage of each class of each Portfolio’s net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are as follows:

	Expense Limit Agreement
Portfolio	Class A	Class B	Class E
FI Large Cap	0.95%	1.30%	1.10%
MetLife Conservative Allocation	0.10%	0.35%	0.25%
MetLife Conservative to Moderate Allocation	0.10%	0.35%	0.25%
MetLife Moderate Allocation	0.10%	0.35%	0.25%
MetLife Moderate to Aggressive Allocation	0.10%	0.35%	0.25%
MetLife Aggressive Allocation	0.10%	0.35%	0.25%
Western Asset Management High Yield Bond	1.25%	1.50%	1.40%

MSF-398

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

As of June 30, 2006, the amounts of expenses deferred in prior years subject to repayment for each Portfolio are as follows:

	Expenses Deferred in
	2002	2003	2005

	(Subject to repayment until December 31,)
Portfolio	2007	2006	2010
Franklin Templeton Small Cap Growth	—	$39,953	—
BlackRock Large Cap Value	$40,701	—	—
MetLife Conservative Allocation	—	—	$39,997
MetLife Conservative to Moderate Allocation	—	—	47,344
MetLife Moderate Allocation	—	—	55,419
MetLife Moderate to Aggressive Allocation.	—	—	52,400
MetLife Aggressive Allocation	—	—	38,508

For the six months ended June 30, 2006, MetLife Advisers recovered $13,000 from BlackRock Large Cap Value and $39,505 from Franklin Templeton Small Cap Growth.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Investment Management Agreements” for each class of the Portfolios listed below as follows:

Portfolio	Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
BlackRock Bond Income	0.025%	Over $1 billion and less than $2 billion
BlackRock Money Market	0.005%	First $500 million
	0.015%	Next $500 million
Loomis Sayles Small Cap	0.050%	All Assets
Lehman Brothers Aggregate Bond Index	0.006%	All Assets
MetLife Mid Cap Stock Index	0.007%	All Assets
MetLife Stock Index	0.007%	All Assets
Morgan Stanley EAFE Index	0.007%	All Assets
Russell 2000 Index	0.007%	All Assets
T. Rowe Price Large Cap Growth	0.015%	First $50 million

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the period ended June 30, 2006 are shown as management fee waiver in the Statement of Operations of the respective Portfolios.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must

MSF-399

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from securities lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at June 30, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a so-called “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, MFS Total Return acquired all of the assets of the MFS Total Return Portfolio (“TST MFS Total Return”), a series of the Travelers Series Trust (the “TST”), pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 8,939,065 Class F shares of MFS Total Return (valued at $1.3 billion) in exchange for 77,490,667 shares of TST MFS Total Return (valued at $1.3 billion).

The Aggregate net assets of MFS Total Return and TST MFS Total Return immediately before the acquisition were $522,485,998 and $1,285,437,558, respectively. The aggregate net assets of MFS Total Return immediately after the acquisition were $1,807,923,556, which includes $85,034,684 of acquired net unrealized appreciation on investments.

On May 1, 2006, FI Value Leaders acquired all of the assets of the Equity Income Portfolio (“TST Equity Income”), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 1,873,171 Class D shares of FI Value Leaders (valued at $375.7 million) in exchange for 22,734,712 shares of TST Equity Income (valued at $375.7 million).

The Aggregate net assets of FI Value Leaders and TST Equity Income immediately before the acquisition were $649,755,952 and $375,664,416, respectively. The aggregate net assets of FI Value Leaders immediately after the acquisition were $1,025,420,368, which includes $29,953,123 of acquired net unrealized appreciation on investments.

On May 1, 2006, BlackRock Aggressive Growth acquired all of the assets of the MFS Mid Cap Growth Portfolio (“TST MFS Mid Cap Growth”), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 13,830,963 Class D shares of BlackRock Aggressive Growth (valued at $333.6 million) in exchange for 40,994,723 shares of TST MFS Mid Cap Growth (valued at $333.6 million).

The Aggregate net assets of BlackRock Aggressive Growth and TST MFS Mid Cap Growth immediately before the acquisition were $1,006,282,507 and $333,602,824, respectively. The aggregate net assets of BlackRock Aggressive Growth immediately after the acquisition were $1,339,885,331, which includes $51,333,449 of acquired net unrealized appreciation on investments.

On May 1, 2006, Western Asset Management Strategic Bond Opportunities acquired all of the assets of the Salomon Brothers Strategic Total Return Bond Portfolio (“TST Salomon Brothers Strategic Total Return Bond”), a series of the TST, pursuant to a

MSF-400

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 984,206 Class A shares of Western Asset Management Strategic Bond Opportunities (valued at $11.8 million) in exchange for 1,154,284 shares of TST Salomon Brothers Strategic Total Return Bond (valued at $11.8 million).

The Aggregate net assets of Western Asset Management Strategic Bond Opportunities and TST Salomon Brothers Strategic Total Return Bond immediately before the acquisition were $553,599,853 and $11,751,423, respectively. The aggregate net assets of Western Asset Management Strategic Bond Opportunities immediately after the acquisition were $565,351,276, which includes $144,463 of acquired net unrealized depreciation on investments.

On May 1, 2006, Western Asset Management U.S. Government acquired all of the assets of the U.S. Government Securities Portfolio (“TST U.S. Government Securities”), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 20,242,397 Class A shares of Western Asset Management U.S. Government (valued at $238.3 million) in exchange for 20,015,014 shares of TST U.S. Government Securities (valued at $238.3 million).

The Aggregate net assets of Western Asset Management U.S. Government and TST U.S. Government Securities immediately before the acquisition were $770,014,490 and $238,253,010, respectively. The aggregate net assets of Western Asset Management U.S. Government immediately after the acquisition were $1,008,267,500, which includes $7,767,240 of acquired net unrealized depreciation on investments.

On May 1, 2006, Capital Guardian U.S. Equity acquired all of the assets of the Van Kampen Enterprise Portfolio (“TST Van Kampen Enterprise”), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 5,107,411 Class A shares of Capital Guardian U.S. Equity (valued at $65.4 million) in exchange for 5,056,286 shares of TST Van Kampen Enterprise (valued at $65.4 million).

The Aggregate net assets of Capital Guardian U.S. Equity and TST Van Kampen Enterprise immediately before the acquisition were $529,189,220 and $65,374,861, respectively. The aggregate net assets of Capital Guardian U.S. Equity immediately after the acquisition were $594,564,081, which includes $10,832,789 of acquired net unrealized appreciation on investments.

On May 1, 2006, MetLife Aggressive Allocation acquired all of the assets of the Managed Allocation Series: Aggressive Portfolio (“TST Managed Allocation Series Aggressive”), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 631,555 Class B shares of MetLife Aggressive Allocation (valued at $7.2 million) in exchange for 704,820 shares of TST Managed Allocation Series Aggressive (valued at $7.2 million).

The Aggregate net assets of MetLife Aggressive Allocation and TST Managed Allocation Series Aggressive immediately before the acquisition were $28,961,817 and $7,224,995, respectively. The aggregate net assets of MetLife Aggressive Allocation immediately after the acquisition were $36,186,812, which includes $346,217 of acquired net unrealized depreciation on investments.

On May 1, 2006, MetLife Conservative Allocation acquired all of the assets of the Managed Allocation Series: Conservative Portfolio (“TST Managed Allocation Series Conservative”), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 466,162 Class B shares of MetLife Conservative Allocation (valued at $4.7 million) in exchange for 476,617 shares of TST Managed Allocation Series Conservative (valued at $4.7 million).

The Aggregate net assets of MetLife Conservative Allocation and TST Managed Allocation Series Conservative immediately before the acquisition were $25,277,058 and $4,666,278, respectively. The aggregate net assets of MetLife Conservative Allocation immediately after the acquisition were $29,943,336, which includes $204,895 of acquired net unrealized depreciation on investments.

On May 1, 2006, MetLife Conservative to Moderate Allocation acquired all of the assets of TST Managed Allocation Series: Moderate-Conservative Portfolio (“TST Managed Allocation Series Moderate-Conservative”), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 546,716 Class B shares of MetLife Conservative to Moderate Allocation (valued at $5.7 million) in exchange for 576,108 shares of TST Managed Allocation Series Moderate-Conservative (valued at $5.7 million).

The Aggregate net assets of MetLife Conservative to Moderate Allocation and TST Managed Allocation Series Moderate-Conservative immediately before the acquisition were $111,144,843 and $5,691,315, respectively. The aggregate net assets of MetLife Conservative to Moderate Allocation immediately after the acquisition were $116,836,158, which includes $248,887 of acquired net unrealized depreciation on investments.

On May 1, 2006, MetLife Moderate Allocation acquired all of the assets of Managed Allocation Series: Moderate Portfolio (“TST Managed Allocation Series Moderate”), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was

MSF-401

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

accomplished by a tax free exchange of 3,184,564 Class B shares of MetLife Moderate Allocation (valued at $34.4 million) in exchange for 3,378,059 shares of TST Managed Allocation Series Moderate (valued at $34.4 million).

The Aggregate net assets of MetLife Moderate Allocation and TST Managed Allocation Series Moderate immediately before the acquisition were $237,713,082 and $34,361,445, respectively. The aggregate net assets of MetLife Moderate Allocation immediately after the acquisition were $272,074,527, which includes $1,539,550 of acquired net unrealized depreciation on investments.

On May 1, 2006, MetLife Moderate to Aggressive Allocation acquired all of the assets of Managed Allocation Series: Moderate-Aggressive Portfolio (“TST Managed Allocation Series Moderate-Aggressive”), a series of the TST, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 3,452,195 Class B shares of MetLife Moderate to Aggressive Allocation (valued at $38.6 million) in exchange for 3,783,396 shares of TST Managed Allocation Series Moderate-Aggressive (valued at $38.6 million).

The Aggregate net assets of MetLife Moderate to Aggressive Allocation and TST Managed Allocation Series Moderate-Aggressive immediately before the acquisition were $185,436,672 and $38,561,019, respectively. The aggregate net assets of MetLife Moderate to Aggressive Allocation immediately after the acquisition were $223,997,691, which includes $1,812,380 of acquired net unrealized depreciation on investments.

On May 1, 2006, MetLife Mid Cap Stock Index acquired all of the assets of Tactical Aggressive Stock Account for Variable Annuities (“Tactical Aggressive Stock Account”), a stand-alone managed separate account, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 263,230 Class A shares of MetLife Mid Cap Stock Index (valued at $3.8 million) in exchange for 527,703 units of Tactical Aggressive Stock Account (valued at $3.8 million).

The Aggregate net assets of MetLife Mid Cap Stock Index and Tactical Aggressive Stock Account immediately before the acquisition were $464,394,626 and $3,819,469, respectively. The aggregate net assets of MetLife Mid Cap Stock Index immediately after the acquisition were $468,214,095.

On May 1, 2006, MetLife Stock Index acquired all of the assets of Tactical Growth & Income Stock Account for Variable Annuities (“Tactical Growth & Income Stock Account”), a stand-alone managed separate account, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 94,991 Class A shares of MetLife Stock Index (valued at $3.1 million) in exchange for 682,989 units of Tactical Growth & Income Stock Account (valued at $3.1 million).

The Aggregate net assets of MetLife Stock Index and Tactical Growth & Income Stock Account immediately before the acquisition were $5,185,087,947 and $3,147,991, respectively. The aggregate net assets of MetLife Stock Index immediately after the acquisition were $5,188,235,938.

On May 1, 2006, BlackRock Bond Income acquired all of the assets of the Travelers Managed Income Portfolio (“TST Managed Income”) and Travelers Quality Bond Portfolio (“TST Quality Bond”), each a series of the TST, and Travelers Quality Bond Account for Variable Annuities (“Travelers Quality Bond Account”), a stand-alone managed separate account, pursuant to certain plans of reorganization. The acquisitions were accomplished by tax free exchanges of 2,439,488 Class A shares of BlackRock Bond Income (valued at $252.3 million) and 2,526,230 Class E shares of BlackRock Bond Income (valued at $259.8 million) in exchange for 24,172,179 shares of TST Managed Income (valued at $259.8 million); 15,934,504 shares of TST Quality Bond (valued at $167.0 million); and 11,764,315 units of Travelers Quality Bond Account (valued at $85.3 million).

The Aggregate net assets of BlackRock Bond Income, TST Managed Income, TST Quality Bond and Travelers Quality Bond Account immediately before the acquisition were $1,054,585,463; $259,797,530; $166,977,575 and $85,338,711, respectively. The aggregate net assets of BlackRock Bond Income immediately after the acquisition were $1,566,699,279, which includes $17,849,047 of acquired net unrealized depreciation on investments.

On May 1, 2006, BlackRock Money Market acquired all of the assets of the Money Market Portfolio (“Money Market”), a stand-alone open-end investment company, and the Travelers Money Market Account for Variable Annuities (“Travelers Money Market Account”) and Tactical Short-Term Bond Account for Variable Annuities (“Tactical Short-Term Bond Account”), each a stand-alone managed separate account, pursuant to certain plans of reorganization. The acquisitions were accomplished by tax free exchanges of 4,077,138 Class A shares of BlackRock Money Market (valued at $407.7 million) in exchange for 341,139,656 shares of Money Market (valued at $341.1 million); 22,750,456 units of Travelers Money Market Account (valued at $63.6 million) and 2,004,149 units of Tactical Short-Term Bond Account (valued at $3.0 million).

The Aggregate net assets of BlackRock Money Market, Money Market, Travelers Money Market Account and Tactical Short-Term Bond Account immediately before the acquisition were $745,722,395; $341,139,656; $63,550,864 and $3,023,323, respectively. The aggregate net assets of BlackRock Money Market immediately after the acquisition were $1,153,436,238.

MSF-402

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2006—(Unaudited)(Continued)

On May 1, 2006, FI Large Cap succeeded to the operations of the Large Cap Portfolio, a former series of the TST, pursuant to a certain plan of reorganization. In addition, on May 1, 2006, FI Large Cap acquired all of the assets of Strategic Equity Portfolio (“TST Strategic Equity”), a series of the TST, also pursuant to such plan of reorganization. The aforementioned reorganizations were accomplished by a tax free exchange of 47,037,145 Class A shares of FI Large Cap (valued at $694.2 million) in exchange for 17,347,354 shares of the Large Cap Portfolio (valued at $256.0 million) and 29,689,791 shares of TST Strategic Equity (valued at $438.2 million).

The Aggregate net assets of FI Large Cap, Large Cap Portfolio and TST Strategic Equity immediately before the aforementioned reorganizations were $0, $255,984,315 and $438,221,310, respectively. The aggregate net assets of FI Large Cap immediately after the aforementioned reorganizations were $694,205,625, which includes $21,765,902 of acquired net unrealized appreciation on investments.

On May 1, 2006, Western Asset Management High Yield Bond succeeded to the operations of the High Yield Bond Trust, a stand-alone open-end investment company. The reorganization was accomplished by a tax free exchange of 12,501,517 Class A shares of Western Asset Management High Yield Bond (valued at $120.0 million) in exchange for 12,501,517 shares of High Yield Bond Trust (valued at $120.0 million).

The Aggregate net assets of Western Asset Management High Yield Bond and High Yield Bond Trust immediately before the reorganization were $0 and $120,017,036, respectively. The aggregate net assets of Western Asset Management High Yield Bond immediately after the reorganization were $120,017,036 , which includes $652,267 of acquired net unrealized appreciation on investments.

7.	SUBSEQUENT EVENT:

On February 15, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc., and Merrill Lynch & Co., Inc. (“Merrill Lynch”), announced that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, BlackRock and Merrill Lynch expect the transaction to be completed on or about October 2, 2006. Under the Investment Company Act of 1940, consummation of the transaction may be deemed to be a change of control of BlackRock, which would result in the assignment of BlackRock Advisors, Inc.’s subadvisory agreements with BlackRock Investment Trust Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (the “BlackRock Portfolios”), and the termination of those agreements. Therefore, in connection with the transaction, the Board will be asked to approve new subadvisory agreements for the BlackRock Portfolios.

MSF-403

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)

At a Special Meeting of Shareholders of the MFS Investors Trust Portfolio, held on April 12, 2006 the Portfolio’s shareholders voted for the following proposal:

	For	Against	Abstain	Total
1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of MFS Investors Trust Portfolio by Legg Mason Value Equity Portfolio, a series of the Met Investors Series Trust, in exchange for shares of Legg Mason Value Equity and the assumption by Legg Mason Value Equity of the liabilities of MFS Investors Trust. The Plan also provides for distribution of these shares of Legg Mason Value Equity to shareholders of MFS Investors Trust in liquidation and subsequent termination of MFS Investors Trust.	12,279,801.201	222,422.355	497,597.136	12,999,820.692

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054
2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054
3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054
4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054
5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054
6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054
7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054
8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054
9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-404

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of BlackRock Aggressive Growth Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	39,584,660.901	1,424,054.780	1,599,682.298	42,608,397.979
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	40,046,079.650	1,180,748.821	1,381,569.508	42,608,397.979
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	39,972,866.361	1,356,213.204	1,279,318.414	42,608,397.979
4. To eliminate the Fundamental Investment Restrictions relating to Options.	39,802,405.658	1,466,797.062	1,339,195.259	42,608,397.979
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	39,873,188.603	1,408,934.096	1,326,275.280	42,608,397.979
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	40,028,389.252	1,258,096.068	1,321,912.659	42,608,397.979
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	39,976,713.564	1,263,160.095	1,368,524.320	42,608,397.979
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	39,951,619.288	1,354,755.559	1,302,023.132	42,608,397.979
9. To revise the Fundamental Investment Restrictions relating to Commodities.	39,824,761.804	1,449,519.674	1,334,116.501	42,608,397.979

MSF-405

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of BlackRock Diversified Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	102,030,148.834	3,412,399.059	4,111,941.779	109,554,489.672
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	103,078,915.269	2,807,163.183	3,668,411.220	109,554,489.672
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	102,906,049.918	3,053,499.898	3,594,939.856	109,554,489.672
4. To eliminate the Fundamental Investment Restrictions relating to Options.	102,491,143.128	3,478,038.629	3,585,307.915	109,554,489.672
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	102,594,977.644	3,311,688.141	3,647,823.887	109,554,489.672
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	103,124,092.528	2,887,780.507	3,542,616.637	109,554,489.672
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	103,138,580.173	2,811,139.783	3,604,769.716	109,554,489.672
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	102,613,138.232	3,392,511.791	3,548,839.649	109,554,489.672
9. To revise the Fundamental Investment Restrictions relating to Commodities.	102,727,005.644	3,275,304.954	3,552,179.074	109,554,489.672

MSF-406

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of BlackRock Investment Trust Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	57,970,044.672	2,333,184.574	2,824,085.623	63,127,314.869
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	58,647,612.693	2,020,133.023	2,459,569.153	63,127,314.869
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	58,700,928.309	2,006,061.663	2,420,324.897	63,127,314.869
4. To eliminate the Fundamental Investment Restrictions relating to Options.	58,320,466.105	2,337,676.988	2,469,171.776	63,127,314.869
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	58,467,330.289	2,205,367.650	2,454,616.930	63,127,314.869
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	58,681,972.061	1,995,499.541	2,449,843.267	63,127,314.869
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	58,621,412.940	2,045,825.889	2,460,076.040	63,127,314.869
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	58,325,341.826	2,385,854.703	2,416,118.340	63,127,314.869
9. To revise the Fundamental Investment Restrictions relating to Commodities.	58,394,353.429	2,198,123.898	2,534,837.542	63,127,314.869

MSF-407

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of BlackRock Large Cap Value Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	9,859,620.934	437,649.552	236,208.871	10,533,479.357
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	9,937,064.273	328,439.998	267,975.086	10,533,479.357
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	9,852,597.562	412,906.709	267,975.086	10,533,479.357
4. To eliminate the Fundamental Investment Restrictions relating to Options.	9,847,968.068	424,561.537	260,949.752	10,533,479.357
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	9,897,232.444	394,369.785	241,877.128	10,533,479.357
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	9,894,966.269	386,500.704	252,012.384	10,533,479.357
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	9,913,434.664	368,032.309	252,012.384	10,533,479.357
8. To revise the Fundamental Investment Restrictions relating to Commodities.	9,862,463.929	416,774.703	254,240.725	10,533,479.357

MSF-408

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of BlackRock Strategic Value Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	48,811,888.644	1,665,778.900	1,232,313.243	51,709,980.787
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	49,250,368.929	1,302,959.486	1,156,652.372	51,709,980.787
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	49,198,531.607	1,410,559.959	1,100,889.221	51,709,980.787
4. To eliminate the Fundamental Investment Restrictions relating to Options.	48,911,424.483	1,655,036.323	1,143,519.981	51,709,980.787
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	49,093,900.469	1,498,718.210	1,117,362.108	51,709,980.787
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	49,236,191.291	1,357,213.378	1,116,576.118	51,709,980.787
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	49,214,152.932	1,357,392.758	1,138,435.097	51,709,980.787
8. To revise the Fundamental Investment Restrictions relating to Commodities.	49,026,180.040	1,555,311.652	1,128,489.095	51,709,980.787

MSF-409

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of FI International Stock Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	38,015,683.339	1,320,238.392	1,291,083.590	40,627,005.321
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	38,436,358.991	1,064,770.419	1,125,875.911	40,627,005.321
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	38,319,742.713	1,146,315.273	1,160,947.335	40,627,005.321
4. To eliminate the Fundamental Investment Restrictions relating to Options.	38,259,002.020	1,208,399.405	1,159,603.896	40,627,005.321
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	38,320,141.499	1,150,620.394	1,156,243.428	40,627,005.321
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	38,522,563.054	1,002,931.402	1,101,510.865	40,627,005.321
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	38,510,000.093	1,053,551.308	1,063,453.920	40,627,005.321
8. To revise the Fundamental Investment Restrictions relating to Commodities.	38,292,618.676	1,226,912.382	1,107,474.263	40,627,005.321

MSF-410

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of FI Mid Cap Opportunities Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	53,419,673.412	2,269,776.441	1,879,582.674	57,569,032.527
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	53,837,143.132	1,909,800.613	1,822,088.782	57,569,032.527
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	53,536,903.780	2,222,681.852	1,809,446.895	57,569,032.527
4. To eliminate the Fundamental Investment Restrictions relating to Options.	53,452,218.565	2,322,047.299	1,794,766.663	57,569,032.527
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	53,631,355.517	2,146,483.982	1,791,193.028	57,569,032.527
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	54,008,448.451	1,808,271.874	1,752,312.202	57,569,032.527
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	53,987,722.550	1,694,134.303	1,887,175.674	57,569,032.527
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	54,083,622.196	1,742,097.132	1,743,313.199	57,569,032.527
9. To revise the Fundamental Investment Restrictions relating to Commodities.	53,822,980.259	1,894,063.363	1,851,988.905	57,569,032.527

MSF-411

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of Franklin Templeton Small Cap Growth Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	10,185,770.887	240,755.926	258,004.650	10,684,531.463
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	10,194,269.249	142,028.331	348,233.883	10,684,531.463
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	10,189,503.519	146,794.061	348,233.883	10,684,531.463
4. To eliminate the Fundamental Investment Restrictions relating to Options.	10,153,713.664	190,230.346	340,587.453	10,684,531.463
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	10,203,581.881	124,857.904	356,091.678	10,684,531.463
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	10,242,124.780	86,792.450	355,614.233	10,684,531.463
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	10,234,194.701	104,407.439	345,929.323	10,684,531.463
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	10,200,923.566	109,747.760	373,860.137	10,684,531.463
9. To revise the Fundamental Investment Restrictions relating to Commodities.	10,228,645.556	118,632.845	337,253.062	10,684,531.463

MSF-412

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of Harris Oakmark Large Cap Value Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	41,915,053.143	1,236,429.725	1,004,890.890	44,156,373.758
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	42,166,338.898	1,089,392.995	900,641.865	44,156,373.758
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	42,213,095.529	1,057,758.225	885,520.004	44,156,373.758
4. To eliminate the Fundamental Investment Restrictions relating to Options.	41,961,726.965	1,317,084.443	877,562.350	44,156,373.758
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	42,067,509.790	1,218,537.882	870,326.086	44,156,373.758
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	42,240,022.137	1,042,073.704	874,277.917	44,156,373.758
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	42,171,066.207	1,050,563.549	934,744.002	44,156,373.758
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	42,134,126.113	1,111,608.903	910,638.742	44,156,373.758
9. To revise the Fundamental Investment Restrictions relating to Commodities.	42,064,107.055	1,199,026.988	893,239.715	44,156,373.758

MSF-413

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of Lehman Brothers Aggregate Bond Index Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	89,988,377.019	3,088,030.078	2,575,339.981	95,651,747.078
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	91,210,643.905	2,241,480.349	2,199,622.824	95,651,747.078
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	90,886,745.054	2,420,956.301	2,344,045.723	95,651,747.078
4. To eliminate the Fundamental Investment Restrictions relating to Options.	90,393,042.752	2,796,835.189	2,461,869.137	95,651,747.078
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	90,893,515.903	2,647,029.872	2,111,201.303	95,651,747.078
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	91,138,997.819	2,318,907.736	2,193,841.523	95,651,747.078
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	91,320,784.703	2,171,783.488	2,159,178.887	95,651,747.078
8. To revise the Fundamental Investment Restrictions relating to Commodities.	90,555,916.534	2,599,639.778	2,496,190.766	95,651,747.078

MSF-414

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of MetLife Mid Cap Stock Index Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	27,335,862.484	973,167.901	614,891.882	28,923,922.267
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	27,578,809.121	792,176.240	552,936.906	28,923,922.267
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	27,528,959.138	868,279.070	526,684.059	28,923,922.267
4. To eliminate the Fundamental Investment Restrictions relating to Options.	27,438,919.558	924,299.769	560,702.940	28,923,922.267
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	27,496,102.396	923,949.156	503,870.715	28,923,922.267
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	27,501,701.421	889,675.260	532,545.586	28,923,922.267
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	27,662,543.926	732,351.165	529,027.176	28,923,922.267
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	27,564,129.640	829,310.983	530,481.644	28,923,922.267
9. To revise the Fundamental Investment Restrictions relating to Commodities.	27,423,513.369	931,767.262	568,641.636	28,923,922.267

MSF-415

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of MetLife Stock Index Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	139,008,519.335	5,902,876.125	4,464,190.075	149,375,585.535
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	140,228,925.590	5,110,940.239	4,035,719.706	149,375,585.535
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	140,074,199.453	5,331,605.252	3,969,780.830	149,375,585.535
4. To eliminate the Fundamental Investment Restrictions relating to Options.	139,580,241.158	5,732,641.567	4,062,702.810	149,375,585.535
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	139,799,477.079	5,663,554.980	3,912,553.476	149,375,585.535
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	140,477,927.045	4,977,473.690	3,920,184.800	149,375,585.535
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	140,410,167.309	4,947,700.609	4,017,717.617	149,375,585.535
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	139,765,688.791	5,765,228.961	3,844,667.783	149,375,585.535
9. To revise the Fundamental Investment Restrictions relating to Commodities.	139,786,592.980	5,529,741.068	4,059,251.487	149,375,585.535

MSF-416

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of MFS Total Return Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To approve an amendment to the Advisory Agreement between the Fund, on behalf of MFS Total Return, and the Manager.	3,224,746.009	67,159.352	121,532.961	3,413,438.322

At a Special Meeting of Shareholders of Morgan Stanley EAFE Index Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	33,885,302.139	1,197,071.446	978,553.515	36,060,927.100
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	34,119,513.353	1,051,180.495	890,233.252	36,060,927.100
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	34,063,200.068	1,123,241.613	874,485.419	36,060,927.100
4. To eliminate the Fundamental Investment Restrictions relating to Options.	34,042,606.249	1,171,651.568	846,669.283	36,060,927.100
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	34,106,475.256	1,127,270.898	827,180.946	36,060,927.100
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	34,156,734.703	1,057,519.764	846,672.633	36,060,927.100
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	34,247,816.132	981,842.054	831,268.914	36,060,927.100
8. To revise the Fundamental Investment Restrictions relating to Commodities.	34,145,564.715	1,055,233.531	860,128.854	36,060,927.100

MSF-417

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of Neuberger Berman Mid Cap Value Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	32,826,673.991	1,264,266.872	1,130,943.224	35,221,884.087
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	33,096,693.292	1,034,260.092	1,090,930.703	35,221,884.087
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	33,027,550.521	1,115,262.629	1,079,070.937	35,221,884.087
4. To eliminate the Fundamental Investment Restrictions relating to Options.	32,952,220.325	1,165,382.807	1,104,280.955	35,221,884.087
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	33,043,539.298	1,147,735.821	1,030,608.968	35,221,884.087
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	33,191,126.756	963,745.191	1,067,012.140	35,221,884.087
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	33,160,975.174	997,488.910	1,063,420.003	35,221,884.087
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	33,046,709.303	1,092,776.397	1,082,398.387	35,221,884.087
9. To revise the Fundamental Investment Restrictions relating to Commodities.	32,968,523.276	1,169,876.170	1,083,484.641	35,221,884.087

MSF-418

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of Oppenheimer Global Equity Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	17,552,313.089	608,753.932	618,304.290	18,779,371.311
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	17,695,612.057	550,463.334	533,295.920	18,779,371.311
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	17,625,989.484	600,495.273	552,886.554	18,779,371.311
4. To eliminate the Fundamental Investment Restrictions relating to Options.	17,518,429.998	684,128.057	576,813.256	18,779,371.311
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	17,599,414.090	618,354.882	561,602.339	18,779,371.311
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	17,716,069.733	521,769.476	541,532.102	18,779,371.311
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	17,684,247.271	534,470.250	560,653.790	18,779,371.311
8. To revise the Fundamental Investment Restrictions relating to Commodities.	17,596,251.479	590,024.326	593,095.506	18,779,371.311

MSF-419

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of Russell 2000 Index Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	27,510,599.149	1,106,417.902	1,235,167.339	29,852,184.390
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	27,897,659.982	844,065.154	1,110,459.254	29,852,184.390
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	27,855,391.342	854,794.724	1,141,998.324	29,852,184.390
4. To eliminate the Fundamental Investment Restrictions relating to Options.	27,646,499.555	1,053,526.122	1,152,158.713	29,852,184.390
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	27,797,903.020	965,742.083	1,088,539.287	29,852,184.390
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	27,917,474.625	805,984.981	1,128,724.784	29,852,184.390
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	27,892,986.042	803,802.559	1,155,395.789	29,852,184.390
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	27,847,643.085	885,890.507	1,118,650.798	29,852,184.390
9. To revise the Fundamental Investment Restrictions relating to Commodities.	27,731,634.931	941,309.904	1,179,239.555	29,852,184.390

MSF-420

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of T. Rowe Price Large Cap Growth Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	23,352,746.500	779,372.419	1,012,026.251	25,144,145.170
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	23,752,845.318	492,280.202	899,019.650	25,144,145.170
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	23,566,227.796	677,710.602	900,206.772	25,144,145.170
4. To eliminate the Fundamental Investment Restrictions relating to Options.	23,556,910.193	682,822.118	904,412.859	25,144,145.170
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	23,546,384.104	659,134.328	938,626.738	25,144,145.170
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	23,819,513.305	409,984.625	914,647.240	25,144,145.170
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	23,768,544.362	433,672.729	941,928.079	25,144,145.170
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	23,573,070.208	648,619.100	922,455.862	25,144,145.170
9. To revise the Fundamental Investment Restrictions relating to Commodities.	23,675,272.251	511,067.871	957,805.048	25,144,145.170

MSF-421

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of T. Rowe Price Small Cap Growth Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	22,736,338.536	945,238.003	812,469.582	24,494,046.121
2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	22,921,225.770	712,055.352	860,764.999	24,494,046.121
3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	22,877,882.490	760,909.525	855,254.106	24,494,046.121
4. To eliminate the Fundamental Investment Restrictions relating to Options.	22,818,824.169	860,461.868	814,760.084	24,494,046.121
5. To revise the Fundamental Investment Restrictions relating to Making Loans.	22,862,491.903	823,393.185	808,161.033	24,494,046.121
6. To revise the Fundamental Investment Restrictions relating to Real Estate.	23,119,912.017	579,284.090	794,850.014	24,494,046.121
7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	23,003,966.277	629,245.486	860,834.358	24,494,046.121
8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	22,963,857.485	716,170.578	814,018.058	24,494,046.121
9. To revise the Fundamental Investment Restrictions relating to Commodities.	22,926,165.718	731,354.861	836,525.542	24,494,046.121

MSF-422

Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements—(Unaudited)

At meetings of the Board of Directors of the Fund (the “Board”) held during the period, the Board approved the following Advisory, Subadvisory and Sub-Subadvisory Agreements (“each, an “Agreement,” and, collectively, the “Agreements”) relating the Portfolios specified below (together with, when context requires, the New Portfolios’ (as defined below) predecessor funds, the “Considered Portfolios”):

1.	With respect to MFS Total Return, an amendment to the Subadvisory Agreement between MetLife Advisers and Massachusetts Financial Services Company (“MFS”).
2.	With respect to Salomon Brothers U.S. Government (now known as Western Asset Management U.S. Government) and Salomon Brothers Strategic Bond Opportunities (now known as Western Asset Management Strategic Bond Opportunities) (together with Western Asset Management High Yield Bond, the “Western Asset Portfolios”), new Subadvisory Agreements between MetLife Advisers and Western Asset Management Company (“Western Asset”) and, in the case of Salomon Brothers Strategic Bond Opportunities, Western Asset Management Company Limited (“WAMCL”).
3.	With respect to FI Large Cap and Western Asset Management High Yield Bond (each, a “New Portfolio,” and, collectively, the “New Portfolios”), (i) new Advisory Agreements between the Fund, with respect to the New Portfolios, and MetLife Advisers, (ii) new Subadvisory Agreements between, for FI Large Cap, MetLife Advisers and Fidelity Management & Research Company (“FMR”), and for Western Asset Management High Yield Bond, MetLife Advisers, Western Asset and WAMCL and (iii) with respect to FI Large Cap, the addition of provisions relating to FI Large Cap to the Sub-Subadvisory Agreement in place for the Fund between FMR and FMR Co., Inc.

In addition, at a meeting held on November 3, 2005, the Board considered information relating to certain of the Considered Portfolios and the relevant Subadvisers.

The Directors received all materials that they or MetLife Advisers, the Funds’ investment adviser, believed to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the Agreements. These materials included, where relevant and among other items, (i) information on the investment performance of the Considered Portfolios and the performance of their performance benchmarks and peer groups of funds, (ii) information on the Considered Portfolios’ advisory and subadvisory fees and other expenses, including information comparing such Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and, where relevant and/or obtainable, the Subadvisers, and potential “fall-out” or ancillary benefits, if any, that MetLife Advisers, the relevant Subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the Subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors also considered other information, where relevant and among other items, such as (vi) MetLife Advisers’ and the relevant Subadvisers’ financial results and condition, (vii) the Considered Portfolios’ investment objective(s) and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant Subadvisers and their use of technology and external research, (viii) the allocation of the Considered Portfolios’ brokerage, if any, including allocations to brokers affiliated with the relevant Subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Considered Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, certain relevant Subadvisers and/or their affiliates to certain legal and regulatory matters and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors had the opportunity to ask questions of and request additional materials from MetLife Advisers and the relevant Subadvisers.

In considering whether to approve the Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Agreements:

The nature, extent and quality of the services provided to the Considered Portfolios under the Agreements. The Directors considered the nature, extent and quality of the services to be provided by MetLife Advisers, the relevant Subadvisers and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the Considered Portfolios pursuant to the Agreements and the resources to be dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of the Considered Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Considered Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of Subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of Subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the Subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Considered Portfolios involving all aspects of such Portfolios’

MSF-423

Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements—(Unaudited)

day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the approval of these Agreements.

Investment performance of the Considered Portfolios and/or Certain Other Funds. The Directors reviewed information about the performance of the Considered Portfolios over various time periods, including information prepared by an independent third party that compared the performance of such Considered Portfolios to the performance of peer groups of funds and performance benchmarks. In the case of the Western Asset Portfolios, the Directors also considered the performance of certain other funds managed by Western Asset over various time periods, including information from an independent third party that rated such funds and ranked their performance against peer groups of funds.

The Directors also considered the investment performance of the Advisers and their reputations generally. In addition, for MFS and FMR, the Directors considered the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.1

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Agreements, that the investment performance of each Considered Portfolio and/or Adviser was sufficient, in light of other considerations, to warrant approval of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Considered Portfolios. The Directors considered the fees to be charged by MetLife Advisers to the relevant Considered Portfolios for advisory services and by the relevant Subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Considered Portfolios. This information included comparisons of the Considered Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the Considered Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to such Portfolios. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and expense caps.

The Directors also considered the compensation directly or indirectly to be received by the Advisers and their affiliates from their relationships with the Considered Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the relevant Subadvisers and their affiliates as a result of their relationships with the relevant Considered Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Considered Portfolios, the expense levels of such Portfolios, and whether the relevant Advisers had implemented breakpoints, Fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Agreements, that the Fees to be charged to each of the Considered Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally and, where applicable, the related profitability to the relevant Advisers of their relationships with the relevant Considered Portfolios, supported the approval of the Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies would be shared with the relevant Considered Portfolios through breakpoints in their advisory fees or other means, such as expense caps or fee waivers. The Directors noted that the Considered Portfolios benefited or will benefit from breakpoints and/or expense caps. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers and, where relevant and/or provided by the Subadvisers, the relevant Subadvisers and each of their affiliates, of their relationships with the Considered Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale may be shared with the Considered Portfolios supported the approval of the Agreements.

1Because Western Asset is a new subadviser, the Directors did not consider such information with respect to Western Asset.

MSF-424

Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements—(Unaudited)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•	the extent to which each Considered Portfolio (other than the New Portfolios) operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates would provide to the Considered Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the relevant Advisory Agreements; and

•	so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above and below, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Agreements should be approved.

Certain Matters Relating to MFS Total Return. On December 13, 2005, the Board approved the proposed reorganization of the MFS Total Return Portfolio (the “TST Portfolio”) of the TST into the Fund’s MFS Total Return Portfolio (the “Acquiring Portfolio”) (the “MFS Total Return Reorganization”). The TST’s Board of Trustees approved the MFS Total Return Reorganization on behalf of the TST Portfolio at a meeting held on November 10, 2005 and recommended that the MFS Total Return Reorganization be submitted to the TST Portfolio’s shareholders for approval. The TST Portfolio’s shareholders approved the MFS Total Return Reorganization on April 28, 2006, and the MFS Total Return Reorganization closed on May 1, 2006. The Acquiring Portfolio’s shareholders were not required to approve the MFS Total Return Reorganization.

Prior to the Fund’s Board of Director’s November 3, 2005 meeting, MFS, subadviser to both the TST Portfolio and the Acquiring Portfolio, informed the Fund that it was not willing to subadvise the Acquiring Portfolio at its then-current subadvisory fee schedule past May 1, 2006. In connection therewith, MFS informed the Fund that, should the MFS Total Return Reorganization be consummated, it would be willing to continue to subadvise the Acquiring Portfolio after May 1, 2006 at the new subadvisory fee rates shown in the table below. At the same time, MetLife Advisers informed the Fund that, should the subadvisory fee schedule for the Acquiring Portfolio be increased as described below, MetLife Advisers would seek an increase in the advisory fee schedule for the Acquiring Portfolio after May 1, 2006 to the levels shown below.

Subadvisory Fee Schedule Prior to May 1, 2006		Subadvisory Fee Schedule Effective May 1, 2006(1)
Annual Percentage Rate	Average Daily Net Asset Value Levels	Annual Percentage Rate	Average Daily Net Asset Value Levels
.25%	First $50 million	.35%	First $250 million
.20%	Over $50 million	.30%	Next $1 billion
		.25%	Next $250 million
		.20%	Over $1.5 billion

Advisory Fee Schedule Prior to May 1, 2006		Advisory Fee Schedule Effective May 1, 2006(2)
Annual Percentage Rate	Average Daily Net Asset Value Levels	Annual Percentage Rate	Average Daily Net Asset Value Levels
.50%	All Assets	.60%	First $250 million
		.55%	Next $500 million
		.50%	Over $750 million

(1)	Subject to consummation of the MFS Total Return Reorganization.
(2)	Subject to consummation of the MFS Total Return Reorganization and shareholder approval of the advisory fee increase.

In order to retain MFS as subadviser to the Acquiring Portfolio, at meetings held on November 3, 2005 and February 1, 2006, the Board approved the subadvisory fee increase and, subject to the approval of shareholders of the Acquiring Portfolio, the advisory fee increase, for the Acquiring Portfolio, as described above. On April 28, 2006, the shareholders of the Acquiring Portfolio approved an amendment to the Advisory Agreement between the Fund, on behalf the Acquiring Portfolio, and MetLife Advisers providing for the increase in advisory fee, effective May 1, 2006.

MSF-425

Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements—(Unaudited)

In approving the amended subadvisory agreement for the Acquiring Portfolio, which included the increased subadvisory fee schedule and under which MFS continued to act as subadviser to the Acquiring Portfolio, the Board considered the factors described above with respect to the Considered Portfolios, as relevant. In addition to these factors, the Board also considered that:

•	in order to retain MFS as subadviser to the Acquiring Portfolio following the consummation of the MFS Total Return Reorganization, the subadvisory fee increase was necessary;

•	the subadvisory fee schedule under the Acquiring Portfolio’s then-current subadvisory agreement was below market levels; and

•	other than the fee schedule change, the amended subadvisory agreement was substantially similar to the Acquiring Portfolio’s then-current subadvisory agreement.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amended subadvisory agreement with respect to the Acquiring Portfolio, to take effect May 1, 2006, subject to consummation of the MFS Total Return Reorganization.

MSF-426

Metropolitan Series Fund, Inc.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2005 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-427

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Act.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	August 28, 2006

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	August 28, 2006

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act